UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09102
Name of Fund:
iShares, Inc.
Fund Address:  c/o BlackRock Fund Advisors, 400 Howard Street, San Francisco, CA 94105
Name and address of agent for service:  The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

Registrant's telephone number, including area code:
(415) 670-2000
Date of fiscal year end:
8/31/2025
Date of reporting period:
8/31/2025
Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares Core MSCI Emerging Markets ETF
IEMG | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares Core MSCI Emerging Markets ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Core MSCI Emerging Markets ETF	$10	0.09%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.21%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets Investable Market Index (Net) returned 15.82%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Within the consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units, while a multinational technology and entertainment conglomerate in the interactive media and services sector gained due to strong growth in its gaming and advertising units. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. In Taiwan, a major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs. South Korean stocks also contributed, on the back of solid economic growth, strong market momentum, and corporate governance reforms. Industrials companies were notable contributors.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.21%	5.94%	7.12%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Emerging Markets Investable Market Index (Net)	15.82	5.96	7.08
Key Fund statistics
Net Assets	$101,395,940,214
Number of Portfolio Holdings	2,694
Net Investment Advisory Fees	$76,493,324
Portfolio Turnover Rate	6%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	23.2%
Financials	21.8%
Consumer Discretionary	12.7%
Communication Services	9.4%
Industrials	8.4%
Materials	6.9%
Health Care	4.6%
Consumer Staples	4.6%
Energy	3.7%
Utilities	2.5%
Real Estate	2.2%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	28.2%
Taiwan	18.9%
India	17.4%
South Korea	10.9%
Brazil	4.3%
South Africa	3.4%
Saudi Arabia	3.3%
Mexico	1.9%
United Arab Emirates	1.6%
Malaysia	1.4%
Other#	8.7%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Core MSCI Emerging Markets ETF
Annual Shareholder Report — August 31, 2025
IEMG-08/25-AR

iShares Currency Hedged MSCI Emerging Markets ETF
HEEM | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Currency Hedged MSCI Emerging Markets ETF	$0(a)	0.00%(a)
(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 19.02%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets 100% Hedged to USD Index (Net) returned 17.42%.
What contributed to performance?
Chinese equities were the primary contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Entertainment and interactive media companies in the communication sector advanced due to popular game releases, AI monetization, and user growth. Within the consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units, while a multinational technology and entertainment conglomerate in the interactive media and services sector gained due to strong growth in its gaming and advertising units. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. In Taiwan, a major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	19.02%	6.14%	7.21%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Emerging Markets 100% Hedged to USD Index (Net)	17.42	6.42	7.52
Key Fund statistics
Net Assets	$175,844,282
Number of Portfolio Holdings	137
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	7%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Portfolio composition
Asset Type	Percent of Net Assets
Investment Companies	99.9%
Short-term Investments	10.5%
Other assets less liabilities	(10.4)%
Sector allocation (of the underlying fund)(a)
Sector	Percent of Total Investments(b)
Information Technology	24.3%
Financials	23.4%
Consumer Discretionary	13.0%
Communication Services	10.4%
Industrials	6.8%
Materials	6.1%
Consumer Staples	4.3%
Energy	4.1%
Health Care	3.6%
Utilities	2.4%
Real Estate	1.6%
(a)	The underlying fund is iShares MSCI Emerging Markets ETF.
(b)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Currency Hedged MSCI Emerging Markets ETF
Annual Shareholder Report — August 31, 2025
HEEM-08/25-AR

iShares Emerging Markets Equity Factor ETF
EMGF | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares Emerging Markets Equity Factor ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Emerging Markets Equity Factor ETF	$28	0.26%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 16.50%.
  For the same period, the S&P Emerging Broad Market Index (Net) returned 16.78% and the STOXX Emerging Markets Equity Factor Index (Spliced) returned 15.29%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In the communication sector, a multinational technology and entertainment conglomerate gained due to strong growth in its gaming and advertising units. Financials stocks also benefited returns, as larger Chinese banks gained amid the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. In Taiwan, a major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs. South Korean stocks also contributed, on the back of solid economic growth, strong market momentum, and corporate governance reforms. Financials firms were notable contributors.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. In the information technology sector, IT consulting stocks (which are hired by companies to help them achieve their business objectives and improve efficiency) were weighed down by weak discretionary technology spending as clients cut budgets due to tariff uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: December 8, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	16.50%	7.68%	7.89%
S&P Emerging Broad Market Index (Net)	16.78	6.33	7.91
STOXX Emerging Markets Equity Factor Index (Spliced)	15.29	8.24	8.33
Key Fund statistics
Net Assets	$957,680,461
Number of Portfolio Holdings	571
Net Investment Advisory Fees	$1,958,679
Portfolio Turnover Rate	20%
The inception date of the Fund was December 8, 2015.
The performance of the STOXX Emerging Markets Equity Factor Index (Spliced) in this report reflects the performance of the MSCI Emerging Markets Diversified Multiple Factor Index (Net) through February 28, 2023 and, beginning on March 1, 2023, the performance of the STOXX Emerging Markets Equity Factor Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	23.3%
Financials	22.3%
Consumer Discretionary	14.8%
Communication Services	10.3%
Industrials	7.3%
Consumer Staples	5.6%
Materials	4.5%
Energy	4.5%
Health Care	3.4%
Utilities	2.8%
Real Estate	1.2%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	29.7%
Taiwan	18.8%
India	17.5%
South Korea	12.1%
Brazil	3.6%
South Africa	2.6%
Saudi Arabia	2.3%
United Arab Emirates	2.1%
Mexico	1.7%
Indonesia	1.2%
Other#	8.4%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI Inc., S&P Dow Jones Indices LLC, STOXX Ltd., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Emerging Markets Equity Factor ETF
Annual Shareholder Report — August 31, 2025
EMGF-08/25-AR

iShares ESG Aware MSCI EM ETF
ESGE | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares ESG Aware MSCI EM ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Aware MSCI EM ETF	$28	0.25%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 20.90%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets Extended ESG Focus Index (Spliced) returned 19.72%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In the consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units. In the communication sector, a multinational technology and entertainment conglomerate gained due to strong growth in its gaming and advertising units. In Taiwan, a major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs. South Korean stocks also contributed, on the back of solid economic growth, strong market momentum, and corporate governance reforms. Financials firms were notable contributors.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. In the information technology sector, IT consulting stocks (which are hired by companies to help them achieve their business objectives and improve efficiency) were weighed down by weak discretionary technology spending as clients cut budgets due to tariff uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 28, 2016 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	20.90%	4.90%	7.59%
MSCI Emerging Markets Index (Net)	16.80	5.21	7.55
MSCI Emerging Markets Extended ESG Focus Index (Spliced)	19.72	5.12	7.96
Key Fund statistics
Net Assets	$5,092,819,493
Number of Portfolio Holdings	311
Net Investment Advisory Fees	$11,560,394
Portfolio Turnover Rate	35%
The inception date of the Fund was June 28, 2016.
The performance of the MSCI Emerging Markets Extended ESG Focus Index (Spliced) in this report reflects the performance of the MSCI Emerging Markets ESG Focus Index (Net) through May 31, 2018 and, beginning on June 1, 2018, the performance of the MSCI Emerging Markets Extended ESG Focus Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	28.3%
Information Technology	24.3%
Consumer Discretionary	13.1%
Communication Services	11.0%
Industrials	5.3%
Materials	4.6%
Consumer Staples	4.1%
Health Care	3.3%
Energy	2.8%
Utilities	1.9%
Real Estate	1.3%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	30.8%
Taiwan	20.0%
India	15.7%
South Korea	10.8%
South Africa	4.2%
Brazil	3.8%
Saudi Arabia	2.8%
Malaysia	2.0%
Mexico	1.7%
United Arab Emirates	1.6%
Other#	6.6%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Aware MSCI EM ETF
Annual Shareholder Report — August 31, 2025
ESGE-08/25-AR

iShares MSCI Agriculture Producers ETF
VEGI | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Agriculture Producers ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Agriculture Producers ETF	$41	0.39%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 11.77%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Select Agriculture Producers Investable Market Index (Net) returned 11.62%.
What contributed to performance?
Industrials firms in the United States were the largest contributors to the Fund’s return during the reporting period. A leading manufacturer of agricultural and construction equipment gained due to increased infrastructure spending and a positive outlook for the industry, including stable commodity prices. In the chemicals segment of the materials sector, companies that provide agriculture products essential to farming, gained from a rally in the fertilizer market, innovative products, and operational efficiencies. A fertilizers and agricultural chemicals specialist company in Canada also contributed. The company, which provides crop inputs and services, gained due to strong fertilizer demand, rising crop commodity prices, and increasing operational efficiencies.
What detracted from performance?
There were no notable detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	11.77%	9.26%	7.42%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI ACWI Select Agriculture Producers Investable Market Index (Net)	11.62	9.34	7.47
Key Fund statistics
Net Assets	$92,778,995
Number of Portfolio Holdings	131
Net Investment Advisory Fees	$380,547
Portfolio Turnover Rate	19%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Agricultural & Farm Machinery	33.2%
Fertilizers & Agricultural Chemicals	32.7%
Packaged Foods & Meats	17.7%
Agricultural Products & Services	16.4%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	60.2%
Canada	6.3%
India	5.4%
Norway	4.8%
Japan	3.6%
Saudi Arabia	3.0%
China	2.6%
Malaysia	2.3%
Italy	2.0%
Hong Kong	1.8%
Other#	8.0%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Agriculture Producers ETF
Annual Shareholder Report — August 31, 2025
VEGI-08/25-AR

iShares MSCI Belgium ETF
EWK | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Belgium ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Belgium ETF	$53	0.49%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.89%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Belgium IMI 25/50 Index (Net) returned 17.56%.
What contributed to performance?
Stocks in the healthcare sector contributed the most to the Fund’s return during the reporting period, led by the pharmaceutical, biotechnology, and life sciences industry. A biotech developer of therapies for rare autoimmune diseases gained due to two successful drug launches, as well as robust growth for existing drugs. Additionally, a firm that develops neurology and immunology diseases attracted interest due to its pipeline of innovative products. In the financials sector, diversified banks advanced due to increases in mortgage lending, stable credit quality, and strategic shifts toward higher-margin, fee-based businesses. Insurance companies were supported by strategic acquisitions and positive market outlooks. In the real estate sector, companies that specialize in the acquisition, development, and management of rental properties, particularly healthcare properties, also gained. A merger was announced between two of these firms that would create one of the largest real estate investment trusts in Europe.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.89%	8.38%	5.77%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Belgium IMI 25/50 Index (Net)	17.56	6.97	5.08
Key Fund statistics
Net Assets	$37,077,270
Number of Portfolio Holdings	42
Net Investment Advisory Fees	$99,341
Portfolio Turnover Rate	17%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	27.6%
Consumer Staples	25.0%
Financials	15.6%
Real Estate	10.9%
Materials	7.5%
Industrials	5.3%
Utilities	2.4%
Consumer Discretionary	2.2%
Information Technology	1.9%
Communication Services	1.4%
Energy	0.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Anheuser-Busch InBev SA	21.6%
Argenx SE	14.9%
UCB SA	9.6%
KBC Group NV	4.4%
Ageas SA	4.3%
Groupe Bruxelles Lambert NV	3.2%
Syensqo SA	2.9%
Ackermans & van Haaren NV	2.8%
Elia Group SA/NV, Class B	2.4%
Warehouses De Pauw CVA	2.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Belgium ETF
Annual Shareholder Report — August 31, 2025
EWK-08/25-AR

iShares MSCI BIC ETF
BKF | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI BIC ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI BIC ETF	$80	0.72%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 21.37%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI BIC Index (Net) returned 18.41%.
What contributed to performance?
Chinese equities were the main contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Communication stocks were significant contributors, including a multinational technology and entertainment conglomerate in the interactive media and services sector that gained due to strong growth in its gaming and advertising units. Within the consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility. In the information technology sector, IT consulting stocks (which are hired by companies to help them achieve their business objectives and improve efficiency) were weighed down by weak discretionary technology spending as clients cut budgets due to tariff uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	21.37%	0.18%	5.54%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI BIC Index (Net)	18.41	0.61	6.02
Key Fund statistics
Net Assets	$90,750,564
Number of Portfolio Holdings	682
Net Investment Advisory Fees	$564,633
Portfolio Turnover Rate	13%
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	23.2%
Consumer Discretionary	21.2%
Communication Services	15.5%
Information Technology	8.5%
Industrials	6.2%
Materials	5.6%
Energy	5.4%
Health Care	5.0%
Consumer Staples	4.8%
Utilities	3.2%
Real Estate	1.4%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	60.0%
India	31.5%
Brazil	8.5%
Russia	0.0	%(b)
(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI BIC ETF
Annual Shareholder Report — August 31, 2025
BKF-08/25-AR

iShares MSCI Brazil ETF
EWZ | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Brazil ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Brazil ETF	$61	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 5.11%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Brazil 25/50 Index (Net) returned 6.13%.
What contributed to performance?
Amid a landscape of economic expansion and rate hikes by the country’s central bank, diversified banks were the largest contributors to the Fund’s return during the reporting period. The Central Bank of Brazil raised the benchmark SELIC rate several times, boosting banks’ net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits). Banks also benefited from increasing dividends, stock buyback programs, and increased foreign capital inflows. Additionally, capital markets companies gained due to a diversified revenue stream, expansion and acquisitions, and increased client activity. Utilities stocks also contributed to performance, climbing due to increased electricity demand and consumption.
What detracted from performance?
Increasing geopolitical risks and global oversupply put downward pressure on crude prices, causing energy stocks to detract during the reporting period. New energy sector regulations, including phasing out certain renewable energy subsidies, also pressured the sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	5.11%	7.54%	6.88%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Brazil 25/50 Index (Net)	6.13	8.32	7.66
Key Fund statistics
Net Assets	$5,426,089,035
Number of Portfolio Holdings	47
Net Investment Advisory Fees	$23,221,145
Portfolio Turnover Rate	19%
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	39.6%
Energy	14.1%
Materials	12.6%
Utilities	12.1%
Industrials	9.0%
Consumer Staples	6.2%
Communication Services	2.4%
Health Care	1.6%
Consumer Discretionary	1.2%
Information Technology	1.2%
Ten largest holdings
Security	Percent of Total Investments(a)
NU Holdings Ltd./Cayman Islands, Class A	12.0%
Itau Unibanco Holding SA (Preferred)	9.1%
Vale SA	8.9%
Petroleo Brasileiro SA - Petrobras (Preferred)	6.2%
Petroleo Brasileiro SA - Petrobras	5.6%
Banco Bradesco SA (Preferred)	3.8%
B3 SA - Brasil Bolsa Balcao	3.3%
WEG SA	3.0%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	2.8%
Ambev SA	2.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Brazil ETF
Annual Shareholder Report — August 31, 2025
EWZ-08/25-AR

iShares MSCI Canada ETF
EWC | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Canada ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Canada ETF	$56	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 22.86%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Canada Custom Capped Index (Spliced) returned 23.13%.
What contributed to performance?
While tariff threats pressured investor sentiment, Canadian equities advanced on the back of central bank rate cuts aimed at supporting growth. During the reporting period, stocks in the financials sector were the largest contributor to the Fund’s return. These companies benefited from consistent dividends, global diversification, and strategic acquisitions. Insurance companies also gained, amid robust premium growth and solid earnings from wealth management units. Metals and mining stocks in the materials sector advanced as gold prices soared to new highs, uplifted by their safe-haven demand and central bank purchases. Further aiding returns was an e-commerce platform in the information technology sector, advancing as the firm improved profit margins and expanded into new markets.
What detracted from performance?
During the reporting period there were no notable detractors from the Fund’s return.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	22.86%	13.52%	9.67%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Canada Custom Capped Index (Spliced)	23.13	13.72	9.84
Key Fund statistics
Net Assets	$3,203,128,337
Number of Portfolio Holdings	87
Net Investment Advisory Fees	$13,971,050
Portfolio Turnover Rate	4%
The performance of the MSCI Canada Custom Capped Index (Spliced) in this report reflects the performance of the MSCI Canada Index (Net) through August 31, 2017 and, beginning on September 1, 2017, the performance of the MSCI Canada Custom Capped Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	36.9%
Energy	16.3%
Materials	13.3%
Information Technology	11.7%
Industrials	10.7%
Consumer Staples	4.0%
Consumer Discretionary	3.3%
Utilities	2.6%
Communication Services	0.9%
Real Estate	0.3%
Ten largest holdings
Security	Percent of Total Investments(a)
Royal Bank of Canada	8.1%
Shopify Inc., Class A	6.8%
Toronto-Dominion Bank (The)	5.2%
Enbridge Inc.	4.1%
Bank of Montreal	3.4%
Brookfield Corp., Class A	3.4%
Bank of Nova Scotia (The)	3.1%
Agnico Eagle Mines Ltd.	2.9%
Canadian Imperial Bank of Commerce	2.9%
Canadian Pacific Kansas City Ltd.	2.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Canada ETF
Annual Shareholder Report — August 31, 2025
EWC-08/25-AR

iShares MSCI Chile ETF
ECH | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Chile ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Chile ETF	$66	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 25.36%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Chile IMI 25/50 Index (Net) returned 26.38%.
What contributed to performance?
Chilean stocks were buoyed by better-than-expected domestic growth and as the country’s central bank began easing interest rates. Financial stocks contributed the most to the Fund’s performance during the reporting period. Diversified banks reported solid financial results, helped by conservative risk profiles, varied business models, strong lending growth, and low funding costs. Among industrials stocks, the largest airline group in Latin America contributed due to a rebound in global travel and increased consumer confidence. In the consumer discretionary sector, a broadline retailer gained, due to strategic investments in both digital and physical assets, which drove a profit recovery, margin expansion, and helped to reduce debt.
What detracted from performance?
During the reporting period there were no significant detractors from the Fund’s return.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	25.36%	9.82%	2.58%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Chile IMI 25/50 Index (Net)	26.38	9.79	2.62
Key Fund statistics
Net Assets	$700,860,324
Number of Portfolio Holdings	28
Net Investment Advisory Fees	$3,313,355
Portfolio Turnover Rate	45%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	24.7%
Materials	17.1%
Consumer Staples	16.3%
Industrials	13.2%
Utilities	12.8%
Consumer Discretionary	10.7%
Real Estate	3.5%
Communication Services	1.7%
Ten largest holdings
Security	Percent of Total Investments(a)
Banco de Chile	11.8%
Sociedad Quimica y Minera de Chile SA (Preferred), Class B	11.8%
Latam Airlines Group SA	11.8%
Cencosud SA	7.3%
Empresas Copec SA	4.7%
Falabella SA	4.4%
Banco Santander Chile	4.4%
Banco de Credito e Inversiones SA	4.3%
Empresas CMPC SA	3.9%
Parque Arauco SA	3.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Chile ETF
Annual Shareholder Report — August 31, 2025
ECH-08/25-AR

iShares MSCI Emerging Markets Asia ETF
EEMA | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets Asia ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets Asia ETF	$53	0.49%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.71%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI EM Asia Custom Capped Index (Spliced) returned 17.01%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Notably, a multinational technology and entertainment conglomerate in the interactive media and services sector gained due to strong growth in its gaming unit, including both new and evergreen titles, as well as artificial intelligence (“AI”) advancements in its advertising unit. Broadline retail stocks in the consumer discretionary sector contributed amid rapid growth in their cloud and digital commerce divisions. In Taiwan, a major semiconductor supplier was supported by surging demand for AI chips and continued innovation, despite the threat of tariffs.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility. IT consulting firms in the information technology sector were among the largest detractors. These companies, which help their clients improve processes, grow their business, or solve specific technology-related problems, faced headwinds such as slowing client demand and persistent weakness in discretionary spending.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.71%	4.33%	7.28%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI EM Asia Custom Capped Index (Spliced)	17.01	4.98	7.84
Key Fund statistics
Net Assets	$1,407,211,366
Number of Portfolio Holdings	872
Net Investment Advisory Fees	$3,123,977
Portfolio Turnover Rate	17%
The performance of the MSCI EM Asia Custom Capped Index (Spliced) in this report reflects the performance of the MSCI Emerging Markets Asia Index (Net) through May 31, 2018 and, beginning on June 1, 2018, the performance of the MSCI EM Asia Custom Capped Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	30.1%
Financials	18.6%
Consumer Discretionary	14.8%
Communication Services	11.5%
Industrials	7.1%
Health Care	4.2%
Materials	4.0%
Consumer Staples	3.6%
Energy	3.2%
Utilities	1.8%
Real Estate	1.1%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	38.4%
Taiwan	23.4%
India	20.2%
South Korea	13.2%
Malaysia	1.5%
Indonesia	1.5%
Thailand	1.3%
Philippines	0.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets Asia ETF
Annual Shareholder Report — August 31, 2025
EEMA-08/25-AR

iShares MSCI Emerging Markets ETF
EEM | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets ETF	$78	0.72%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.69%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80%.
What contributed to performance?
Chinese equities were the primary contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Entertainment and interactive media companies in the communication sector advanced due to popular game releases, AI monetization, and user growth. Within the consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units, while a multinational technology and entertainment conglomerate in the interactive media and services sector gained due to strong growth in its gaming and advertising units. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. In Taiwan, a major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.69%	4.59%	6.30%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
Key Fund statistics
Net Assets	$18,931,405,434
Number of Portfolio Holdings	1,201
Net Investment Advisory Fees	$125,570,583
Portfolio Turnover Rate	8%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	24.3%
Financials	23.4%
Consumer Discretionary	13.0%
Communication Services	10.4%
Industrials	6.8%
Materials	6.1%
Consumer Staples	4.3%
Energy	4.1%
Health Care	3.6%
Utilities	2.4%
Real Estate	1.6%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	30.8%
Taiwan	18.8%
India	16.2%
South Korea	10.6%
Brazil	4.4%
South Africa	3.3%
Saudi Arabia	3.2%
Mexico	1.9%
United Arab Emirates	1.6%
Malaysia	1.2%
Other#	8.0%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets ETF
Annual Shareholder Report — August 31, 2025
EEM-08/25-AR

iShares MSCI Emerging Markets ex China ETF
EMXC | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets ex China ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets ex China ETF	$26	0.25%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 7.62%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets ex China Index (Net) returned 7.18%.
What contributed to performance?
Taiwanese equities were the largest contributors to the Fund’s return during the reporting period, given the country’s pivotal role in the global semiconductor supply chain. In the information technology sector, a major semiconductor supplier was supported by surging demand for artificial intelligence chips, despite the threat of tariffs. South Korean stocks contributed, on the back of solid economic growth, strong market momentum, and corporate governance reforms. Industrials firms were notable contributors. In South Africa, soaring gold prices supported metals and mining stocks.
What detracted from performance?
Indian stocks detracted from the Fund’s return during the reporting period. Equities declined due to investor caution and selling pressure stemming from slowing earnings growth, stretched valuations, and global headwinds. In the information technology sector, IT consulting stocks (which are hired by companies to help them achieve their business objectives and improve efficiency) were weighed down by weak discretionary technology spending as clients cut budgets due to tariff uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: July 18, 2017 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	7.62%	9.06%	5.31%
MSCI Emerging Markets Index (Net)	16.80	5.21	4.70
MSCI Emerging Markets ex China Index (Net)	7.18	9.70	5.79
Key Fund statistics
Net Assets	$12,492,026,840
Number of Portfolio Holdings	656
Net Investment Advisory Fees	$37,750,718
Portfolio Turnover Rate	15%
The inception date of the Fund was July 18, 2017.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	31.2%
Financials	26.1%
Industrials	7.9%
Materials	7.4%
Consumer Discretionary	6.3%
Energy	4.7%
Communication Services	4.7%
Consumer Staples	4.6%
Health Care	2.9%
Utilities	2.7%
Real Estate	1.5%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Taiwan	27.3%
India	23.4%
South Korea	15.2%
Brazil	6.3%
South Africa	4.8%
Saudi Arabia	4.7%
Mexico	2.8%
United Arab Emirates	2.3%
Malaysia	1.8%
Indonesia	1.8%
Other#	9.6%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets ex China ETF
Annual Shareholder Report — August 31, 2025
EMXC-08/25-AR

iShares MSCI Emerging Markets Min Vol Factor ETF
EEMV | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets Min Vol Factor ETF	$26	0.25%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 7.68%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets Minimum Volatility (USD) Index (Net) returned 7.32%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. In the information technology sector, firms that provide technology hardware supplies and services also contributed. In the United Arab Emirates, the financials sector gained, as diversified banks benefited from loan increases, non-interest income growth, international expansions, and improved asset quality.
What detracted from performance?
Indian stocks detracted from the Fund’s return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. In the information technology sector, IT consulting stocks (which are hired by companies to help them achieve their business objectives and improve efficiency) were weighed down by weak discretionary technology spending as clients cut budgets due to tariff uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	7.68%	5.01%	4.75%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Emerging Markets Minimum Volatility (USD) Index (Net)	7.32	5.59	5.17
Key Fund statistics
Net Assets	$4,586,842,384
Number of Portfolio Holdings	330
Net Investment Advisory Fees	$10,723,432
Portfolio Turnover Rate	32%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	23.6%
Information Technology	20.2%
Communication Services	14.2%
Consumer Staples	9.5%
Consumer Discretionary	7.9%
Health Care	7.7%
Utilities	5.8%
Industrials	4.4%
Energy	3.8%
Materials	2.6%
Real Estate	0.3%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	25.4%
India	21.5%
Taiwan	14.0%
Saudi Arabia	8.2%
South Korea	5.6%
United Arab Emirates	4.8%
Malaysia	3.7%
Brazil	2.9%
Qatar	2.3%
Kuwait	2.2%
Other#	9.4%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets Min Vol Factor ETF
Annual Shareholder Report — August 31, 2025
EEMV-08/25-AR

iShares MSCI Emerging Markets Small-Cap ETF
EEMS | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets Small-Cap ETF	$76	0.72%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 9.77%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets Small Cap Index (Net) returned 10.07%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In the healthcare sector, biotechnology stocks were supported by global licensing deals, supportive regulatory reforms, and increased research and development innovation. South Korean firms benefited from corporate governance reforms, notably in the industrials sector. In Taiwan, technology hardware stocks gained due to continued demand for artificial intelligence, despite tariff-related volatility.
What detracted from performance?
Indian stocks detracted from the Fund’s return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	9.77%	10.89%	7.86%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Emerging Markets Small Cap Index (Net)	10.07	11.69	8.27
Key Fund statistics
Net Assets	$392,549,052
Number of Portfolio Holdings	1,606
Net Investment Advisory Fees	$2,537,189
Portfolio Turnover Rate	29%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	18.0%
Information Technology	16.3%
Financials	11.7%
Materials	11.2%
Consumer Discretionary	10.9%
Health Care	10.8%
Consumer Staples	6.3%
Real Estate	6.2%
Communication Services	3.7%
Utilities	3.0%
Energy	1.9%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
India	24.9%
Taiwan	19.5%
South Korea	12.7%
China	12.5%
Brazil	4.1%
South Africa	3.9%
Saudi Arabia	3.6%
Malaysia	2.7%
Thailand	2.4%
Turkey	2.2%
Other#	11.5%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets Small-Cap ETF
Annual Shareholder Report — August 31, 2025
EEMS-08/25-AR

iShares MSCI Eurozone ETF
EZU | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Eurozone ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Eurozone ETF	$55	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 19.78%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI EMU Index (Net) returned 19.85%.
What contributed to performance?
Within the eurozone, a monetary union of 20 European Union member states that have adopted the euro, as their common currency, German stocks were the leading contributor to the Fund’s return. During the reporting period, industrials stocks, including in the aerospace and defense space, were buoyed by the country’s landmark decision to double its defense spending, driven by the ongoing geopolitical conflicts. High demand for electrification, particularly from data centers, drove gains in electrical equipment firms and industrial conglomerates. Spain’s economy experienced robust growth, helping equity markets advance, particularly in the financials sector. Banks benefited from significant increases in consumer deposits, growth from wealth management, and strong financial strength as measured by capital ratios. Aerospace and defense firms in France were also supported by increased defense spending.
What detracted from performance?
There were no significant detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	19.78%	11.77%	8.02%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI EMU Index (Net)	19.85	11.50	7.94
Key Fund statistics
Net Assets	$7,876,327,737
Number of Portfolio Holdings	223
Net Investment Advisory Fees	$38,174,486
Portfolio Turnover Rate	4%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	25.1%
Industrials	20.6%
Information Technology	11.2%
Consumer Discretionary	10.9%
Health Care	6.8%
Consumer Staples	6.3%
Utilities	6.0%
Materials	4.5%
Communication Services	4.5%
Energy	3.2%
Real Estate	0.9%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
France	30.8%
Germany	28.8%
Netherlands	12.7%
Spain	10.1%
Italy	9.2%
Belgium	3.0%
Finland	2.3%
Ireland	1.2%
Sweden	0.7%
Austria	0.6%
Portugal	0.6%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Eurozone ETF
Annual Shareholder Report — August 31, 2025
EZU-08/25-AR

iShares MSCI France ETF
EWQ | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI France ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI France ETF	$54	0.51%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 10.15%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI France Index (Net) returned 9.80%.
What contributed to performance?
Stocks in the industrials sector contributed the most to the Fund’s performance during the reporting period, led by aerospace and defense names. Significant increases by the French government for defense spending, in response to geopolitical threats, helped to push companies that supply equipment and technologies to armed forces higher. Strong trends in air travel have created a robust demand for commercial aircraft and substantial order backlogs, supporting the firms that manufacture aircraft. Diversified banks in the financials sector also contributed, strengthened by gains in loans, investment banking, insurance, as well as successful integration of digital initiatives.
What detracted from performance?
Consumer discretionary stocks detracted the most from the Fund’s returns during the reporting period, led by the consumer durables industry. Weak spending trends and demand from the United States, its largest market, and China, negatively pressured the stock of the world’s largest luxury goods conglomerate. In the information technology sector, a consulting and outsourcing firm declined due to softening climate demand and concerns about an upcoming acquisition.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	10.15%	11.24%	8.35%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI France Index (Net)	9.80	10.55	8.00
Key Fund statistics
Net Assets	$383,689,909
Number of Portfolio Holdings	59
Net Investment Advisory Fees	$2,422,561
Portfolio Turnover Rate	4%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	29.9%
Consumer Discretionary	14.2%
Financials	12.6%
Health Care	11.0%
Consumer Staples	9.5%
Materials	6.7%
Energy	6.2%
Information Technology	3.0%
Utilities	2.8%
Communication Services	2.7%
Real Estate	1.4%
Ten largest holdings
Security	Percent of Total Investments(a)
LVMH Moet Hennessy Louis Vuitton SE	7.1%
Schneider Electric SE	6.5%
TotalEnergies SE	6.2%
Airbus SE	6.0%
Safran SA	5.8%
Air Liquide SA	5.7%
L'Oreal SA	5.4%
Sanofi SA	5.3%
EssilorLuxottica SA	4.4%
BNP Paribas SA	4.4%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI France ETF
Annual Shareholder Report — August 31, 2025
EWQ-08/25-AR

iShares MSCI Germany ETF
EWG | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Germany ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Germany ETF	$56	0.49%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 30.23%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Germany Index (Net) returned 30.62%.
What contributed to performance?
German stocks gained during the reporting period, driven by strong corporate earnings from global-facing companies. Industrials stocks, including in the aerospace and defense space, were the largest contributors to the Fund’s return, buoyed by the country’s landmark decision to double its defense spending, driven by ongoing geopolitical conflicts. A high demand for electrification, particularly from data centers, drove gains in electrical equipment firms and industrial conglomerates. Stocks in the financials sector also benefited the Fund’s return, due to strong trading volume and solid investment banking revenue. Insurance firms reported strong growth across business segments, solid asset management inflows, and increased dividends. Additionally, a successful pivot to cloud-based services helped drive the performance of a software company in the information technology sector.
What detracted from performance?
There were no significant detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	30.23%	9.72%	7.33%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Germany Index (Net)	30.62	9.86	7.49
Key Fund statistics
Net Assets	$2,510,117,867
Number of Portfolio Holdings	57
Net Investment Advisory Fees	$8,179,743
Portfolio Turnover Rate	2%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	25.9%
Financials	21.8%
Information Technology	17.8%
Consumer Discretionary	8.8%
Communication Services	7.4%
Health Care	6.1%
Materials	5.6%
Utilities	3.3%
Consumer Staples	1.7%
Real Estate	1.6%
Ten largest holdings
Security	Percent of Total Investments(a)
SAP SE	14.6%
Siemens AG	10.8%
Allianz SE	8.4%
Deutsche Telekom AG	6.6%
Rheinmetall AG	4.6%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4.3%
Siemens Energy AG	3.7%
Deutsche Bank AG	3.3%
Deutsche Boerse AG	2.9%
Infineon Technologies AG	2.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Germany ETF
Annual Shareholder Report — August 31, 2025
EWG-08/25-AR

iShares MSCI Global Energy Producers ETF
FILL | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Energy Producers ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Energy Producers ETF	$43	0.43%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 2.19%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Select Energy Producers Investable Market Index (Net) returned 1.20%.
What contributed to performance?
Amid volatile energy prices and increasing geopolitical turmoil, the United States energy sector was the largest contributor to the Fund’s return during the reporting period. Notably, an integrated oil and gas company with significant roles across the oil and gas value chain gained. The company gained due to increased production in the U.S. Permian Basin and as the firm completed its purchase of one of its peers, increasing its oil production and cash flow. In the United Kingdom, another integrated oil and gas firm was supported by a robust liquified natural gas business and a strategic pivot to focus on high profit areas.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	2.19%	20.93%	7.79%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI ACWI Select Energy Producers Investable Market Index (Net)	1.20	20.45	7.42
Key Fund statistics
Net Assets	$80,914,304
Number of Portfolio Holdings	187
Net Investment Advisory Fees	$332,898
Portfolio Turnover Rate	6%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Integrated Oil & Gas	59.2%
Oil & Gas Exploration & Production	25.2%
Oil & Gas Refining & Marketing	11.0%
Coal & Consumable Fuels	4.6%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	52.3%
United Kingdom	11.8%
Canada	10.5%
France	4.8%
India	4.7%
Australia	2.3%
Brazil	2.1%
China	2.0%
Japan	1.5%
Saudi Arabia	1.4%
Other#	6.6%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
The Fund announced on August 25, 2025 that it will change the Fund's name from iShares MSCI Global Energy Producers ETF to iShares U.S. Power Infrastructure ETF, the ticker from FILL to POWR, and the fiscal year end from August 31 to March 31. The Fund also announced a change of the underlying index from the MSCI ACWI Select Energy Producers Investable Market Index to the S&P U.S. Power Infrastructure Select Index and related changes to the Fund’s investment objective, investment strategy, and investment risks. The Fund’s revised investment objective is to seek to track the investment results of an index composed of public companies involved in U.S. power infrastructure. These changes are expected to be effective on or around October 29, 2025 while the fiscal year end change was effective as of September 1, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Energy Producers ETF
Annual Shareholder Report — August 31, 2025
FILL-08/25-AR

iShares MSCI Global Gold Miners ETF
RING | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Gold Miners ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Gold Miners ETF	$52	0.39%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 68.58%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Select Gold Miners Investable Market Index (Net) returned 68.38%.
What contributed to performance?
Stocks in Canada were the largest contributor to the Fund’s return during the reporting period. As the world’s fourth-largest gold producer, Canada is home to numerous natural resources and benefits from established and transparent mining-friendly regulations. Gold miners from Canada advanced as the price of gold soared, driven by geopolitical turmoil, global economic uncertainty, and strong demand from central banks, as well as a weakening U.S. dollar and hopes of interest rate cuts in the United States. South African miners gained, further buoyed by merger and acquisition activity. In the United States, one of the world’s largest gold miners also contributed as the firm benefited from surging prices and expansion efforts through acquisitions.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	68.58%	10.83%	18.61%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI ACWI Select Gold Miners Investable Market Index (Net)	68.38	10.70	18.68
Key Fund statistics
Net Assets	$1,910,005,645
Number of Portfolio Holdings	45
Net Investment Advisory Fees	$4,371,539
Portfolio Turnover Rate	23%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Canada	55.6%
United States	18.1%
South Africa	11.3%
China	5.4%
Australia	5.3%
United Kingdom	2.1%
Peru	1.1%
Indonesia	0.8%
Turkey	0.3%
Russia	0.0	%(b)
Ten largest holdings
Security	Percent of Total Investments(a)
Newmont Corp.	15.7%
Agnico Eagle Mines Ltd.	13.8%
Barrick Mining Corp.	7.9%
Wheaton Precious Metals Corp.	7.5%
Gold Fields Ltd.	4.6%
Kinross Gold Corp.	4.5%
Anglogold Ashanti PLC	4.2%
Zijin Mining Group Co. Ltd., Class H	3.8%
Alamos Gold Inc., Class A	3.2%
Pan American Silver Corp.	2.5%
(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Gold Miners ETF
Annual Shareholder Report — August 31, 2025
RING-08/25-AR

iShares MSCI Global Metals & Mining Producers ETF
PICK | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Metals & Mining Producers ETF	$41	0.39%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 8.29%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Select Metals & Mining Producers ex Gold and Silver Investable Market Index (Net) returned 8.38%.
What contributed to performance?
Diversified metals and mining companies in China contributed the most to the Fund’s return during the reporting period. Global mining demand for base metals was buoyed by stimulus in China and increased government investments in infrastructure. In particular, firms that trade in base and rare metals saw a surge in production volumes. In the United States, the operator of the only active and significant rare earth mine in the country gained due to a large investment from the Department of Defense, as well as a partnership with a major technology company. An Australian multinational metals and mining company also contributed due to record copper production.
What detracted from performance?
There were no significant detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	8.29%	13.17%	11.22%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI ACWI Select Metals & Mining Producers ex Gold and Silver Investable Market Index (Net)	8.38	13.48	11.50
Key Fund statistics
Net Assets	$820,973,296
Number of Portfolio Holdings	234
Net Investment Advisory Fees	$3,135,620
Portfolio Turnover Rate	10%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Industry allocation
Industry	Percent of Total Investments(a)
Diversified Metals & Mining	46.9%
Steel	31.9%
Copper	12.9%
Aluminum	5.7%
Precious Metals & Minerals	2.6%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Australia	22.6%
United States	17.5%
United Kingdom	14.9%
Canada	6.1%
Japan	5.8%
India	5.6%
Brazil	4.2%
China	3.9%
South Africa	2.7%
South Korea	2.0%
Other#	14.7%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Metals & Mining Producers ETF
Annual Shareholder Report — August 31, 2025
PICK-08/25-AR

iShares MSCI Global Min Vol Factor ETF
ACWV | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Min Vol Factor ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Min Vol Factor ETF	$21	0.20%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 7.45%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Minimum Volatility (USD) Index (Net) returned 7.17%.
What contributed to performance?
Stocks in the United States contributed to the Fund’s return during the reporting period, with the information technology sector being the largest contributor. In the communications equipment space, companies leveraged artificial intelligence (“AI”) to automate network management, enhance product capabilities, and deliver more efficient and intelligent solutions to enterprise and consumer markets. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. Additionally, Japanese equities were supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors.
What detracted from performance?
During the reporting period, U.S. healthcare stocks detracted from the Fund’s return, pressured by increasing regulatory scrutiny and policy upheaval. Also weighing on performance were Indian stocks. Equities declined due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	7.45%	7.35%	8.25%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI ACWI Minimum Volatility (USD) Index (Net)	7.17	7.19	8.05
Key Fund statistics
Net Assets	$3,278,950,945
Number of Portfolio Holdings	392
Net Investment Advisory Fees	$7,535,815
Portfolio Turnover Rate	27%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	21.7%
Financials	15.4%
Health Care	13.7%
Communication Services	13.4%
Consumer Staples	10.5%
Industrials	7.7%
Utilities	7.3%
Consumer Discretionary	5.8%
Energy	2.2%
Materials	1.8%
Real Estate	0.5%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	60.0%
Japan	9.6%
China	6.5%
India	5.1%
Taiwan	3.8%
Germany	1.8%
Switzerland	1.8%
Canada	1.6%
Hong Kong	1.3%
Saudi Arabia	1.0%
Other#	7.5%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Min Vol Factor ETF
Annual Shareholder Report — August 31, 2025
ACWV-08/25-AR

iShares MSCI Global Silver and Metals Miners ETF
SLVP | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Silver and Metals Miners ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Silver and Metals Miners ETF	$54	0.39%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 76.36%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Select Silver Miners Investable Market Index (Net) returned 77.01%.
What contributed to performance?
Stocks in Canada were the largest contributor to the Fund’s return during the reporting period. Canada is home to numerous natural resources and benefits from established and transparent mining-friendly regulations. The price of silver showed considerable growth, given its many uses in electronics, solar energy, medical applications, and as a chemical catalyst. Gold and silver miners were driven by renewed anticipation of interest rate cuts in the United States, as well as high demand and a supply deficit. Notably, a major Mexican mining and metallurgical company contributed. The company, a global leader in silver production, advanced due to resilient local demand, stable government policy, and higher metal prices. In the United States, the largest primary silver producer was supported by strong company production at its key properties.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	76.36%	6.01%	14.99%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI ACWI Select Silver Miners Investable Market Index (Net)	77.01	6.13	15.06
Key Fund statistics
Net Assets	$390,019,851
Number of Portfolio Holdings	32
Net Investment Advisory Fees	$1,038,387
Portfolio Turnover Rate	74%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Canada	53.8%
United States	18.1%
Mexico	12.5%
United Kingdom	10.0%
China	2.9%
South Africa	1.5%
Peru	1.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Industrias Penoles SAB de CV	12.5%
Hecla Mining Co.	9.5%
Fresnillo PLC	9.5%
Newmont Corp.	6.6%
Endeavour Silver Corp.	4.6%
Discovery Silver Corp.	4.5%
Agnico Eagle Mines Ltd.	4.5%
MAG Silver Corp.	4.4%
Wheaton Precious Metals Corp.	4.4%
First Majestic Silver Corp.	4.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Silver and Metals Miners ETF
Annual Shareholder Report — August 31, 2025
SLVP-08/25-AR

iShares MSCI Hong Kong ETF
EWH | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Hong Kong ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Hong Kong ETF	$60	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 38.41%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Hong Kong 25/50 Index (Spliced) returned 37.42%.
What contributed to performance?
Hong Kong stocks, particularly in the financials sector, gained during the reporting period, buoyed by improving economic sentiment and growing investor optimism toward China. A key driver of the Fund’s return was the country’s stock exchange operator, benefiting from China’s decision to permit more domestic companies to list in Hong Kong, alongside heightened activity for initial public offerings, a rally in technology stocks, and increased capital inflows from mainland investors. Also in the capital markets space, positive equity market momentum, increased trading activity, and an innovative digital platform drove the performance of an online brokerage firm. A major life/health insurance and financial services provider with offices across Asia was another substantial contributor, benefiting from positive market sentiment and due to the company’s expansion across key markets. Stocks in the real estate sector also advanced, as management and development companies were supported by Hong Kong’s property market recovery.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	38.41%	2.01%	4.34%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Hong Kong 25/50 Index (Spliced)	37.42	2.41	4.81
Key Fund statistics
Net Assets	$719,491,210
Number of Portfolio Holdings	34
Net Investment Advisory Fees	$3,109,967
Portfolio Turnover Rate	10%
The performance of the MSCI Hong Kong 25/50 Index (Spliced) in this report reflects the performance of the MSCI Hong Kong Index through August 31, 2020 and, beginning on September 1, 2020, the performance of the MSCI Hong Kong 25/50 Index (Net).
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	48.9%
Real Estate	17.2%
Industrials	15.4%
Utilities	9.7%
Consumer Discretionary	4.8%
Consumer Staples	2.4%
Communication Services	1.6%
Ten largest holdings
Security	Percent of Total Investments(a)
AIA Group Ltd.	22.1%
Hong Kong Exchanges & Clearing Ltd.	16.8%
Techtronic Industries Co. Ltd.	4.5%
CK Hutchison Holdings Ltd.	4.5%
Sun Hung Kai Properties Ltd.	4.3%
BOC Hong Kong Holdings Ltd.	4.3%
Link REIT	3.6%
CLP Holdings Ltd.	3.5%
Galaxy Entertainment Group Ltd.	3.1%
Futu Holdings Ltd.	2.9%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Hong Kong ETF
Annual Shareholder Report — August 31, 2025
EWH-08/25-AR

iShares MSCI Israel ETF
EIS | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Israel ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Israel ETF	$72	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 43.16%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Israel Capped Investable Market Index (Net) returned 44.55%.
What contributed to performance?
Despite the ongoing war in Gaza, Israeli stocks gained during the reporting period, with financials contributing the most to the Fund’s return. Banks have benefited from loan growth, and higher net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) as the country’s central bank left interest rates unchanged. Multi-line insurance companies gained amid heightened geopolitical tensions and increased security risks, which have driven up premiums for several industries. Industrials stocks were also large contributors, particularly a high-technology company in the aerospace and defense segment that designs, develops, manufactures and supplies products and services for defense and homeland security. Real estate operating companies benefited from a growing population, strong demand, and limited supply.
What detracted from performance?
During the reporting period there were no significant detractors from the Fund’s return.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	43.16%	12.24%	8.05%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Israel Capped Investable Market Index (Net)	44.55	12.79	8.56
Key Fund statistics
Net Assets	$403,475,283
Number of Portfolio Holdings	109
Net Investment Advisory Fees	$1,451,317
Portfolio Turnover Rate	8%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	33.0%
Information Technology	29.3%
Industrials	8.7%
Real Estate	8.2%
Health Care	6.9%
Consumer Discretionary	2.8%
Utilities	2.6%
Consumer Staples	2.4%
Materials	2.2%
Communication Services	2.1%
Energy	1.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Bank Leumi Le-Israel BM	9.0%
Bank Hapoalim BM	7.7%
CyberArk Software Ltd.	6.8%
Teva Pharmaceutical Industries Ltd.	6.6%
Check Point Software Technologies Ltd.	5.3%
Elbit Systems Ltd.	4.3%
Israel Discount Bank Ltd., Class A	3.8%
Mizrahi Tefahot Bank Ltd.	3.2%
Nice Ltd.	2.8%
Phoenix Financial Ltd.	2.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Israel ETF
Annual Shareholder Report — August 31, 2025
EIS-08/25-AR

iShares MSCI Japan ETF
EWJ | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Japan ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Japan ETF	$52	0.49%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 10.63%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Japan Index (Net) returned 12.94%.
What contributed to performance?
Japanese equities were supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors during the reporting period. Diversified banks in the financials sector gained as the Bank of Japan raised rates and returned to monetary policy normalization. Additionally, higher interest rates also improved investment income for insurance companies. In the industrials sector, firms involved in the aerospace and defense supply chain benefited from an increased defense budget, while machinery firms gained as the government approved a multi-billion-dollar plan to enhance disaster-resilient infrastructure. A multinational conglomerate in the communication sector gained due to significant investments in artificial intelligence, while a video game company was supported by high demand and record-breaking sales for its hybrid video game console.
What detracted from performance?
During the reporting period, healthcare stocks detracted from the Fund’s return. Pharmaceutical and biotechnology companies faced headwinds due to the country’s drug pricing scheme, which created uncertainty due to annual price cuts. Additionally, a pharmaceutical company declined following disappointing clinical trial data.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	10.63%	7.97%	6.69%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Japan Index (Net)	12.94	8.67	7.22
Key Fund statistics
Net Assets	$15,131,582,479
Number of Portfolio Holdings	182
Net Investment Advisory Fees	$71,060,731
Portfolio Turnover Rate	6%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	24.4%
Consumer Discretionary	17.8%
Financials	17.2%
Information Technology	12.3%
Communication Services	8.9%
Health Care	6.6%
Consumer Staples	5.1%
Materials	3.3%
Real Estate	2.4%
Utilities	1.1%
Energy	0.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Toyota Motor Corp.	4.3%
Mitsubishi UFJ Financial Group Inc.	4.1%
Sony Group Corp.	4.0%
Hitachi Ltd.	2.9%
SoftBank Group Corp.	2.4%
Sumitomo Mitsui Financial Group Inc.	2.4%
Nintendo Co. Ltd.	2.3%
Mizuho Financial Group Inc.	2.0%
Mitsubishi Heavy Industries Ltd.	1.9%
Tokio Marine Holdings Inc.	1.9%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Japan ETF
Annual Shareholder Report — August 31, 2025
EWJ-08/25-AR

iShares MSCI Japan Small-Cap ETF
SCJ | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Japan Small-Cap ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Japan Small-Cap ETF	$55	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 19.26%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Japan Small Cap Index (Net) returned 20.94%.
What contributed to performance?
Japanese small-cap stocks were supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors during the reporting period. In the industrials sector, capital goods firms, including those that provide heavy machinery and construction and engineering services, gained due to increased domestic spending, government investments, major new projects, and strategic ventures. Transportation companies benefited from growth in road freight, which was driven by increased e-commerce activity. In the consumer discretionary sector, broadline retailers experienced solid financial gains due to overseas growth, particularly in China, as well as strong domestic growth and strategic initiatives. Tailwinds for regional banks in the financials sector included a higher interest rate environment and solid loan growth.
What detracted from performance?
During the reporting period, there were no material detractors from the Fund’s return.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	19.26%	6.97%	6.88%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Japan Small Cap Index (Net)	20.94	7.49	7.26
Key Fund statistics
Net Assets	$144,651,091
Number of Portfolio Holdings	802
Net Investment Advisory Fees	$607,904
Portfolio Turnover Rate	17%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	25.7%
Consumer Discretionary	15.7%
Information Technology	11.4%
Materials	10.8%
Real Estate	9.3%
Financials	8.9%
Consumer Staples	7.5%
Health Care	4.1%
Communication Services	3.3%
Utilities	2.4%
Energy	0.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Ebara Corp.	0.8%
BayCurrent Inc.	0.7%
Tokyo Electric Power Co. Holdings Inc.	0.7%
Seibu Holdings Inc.	0.6%
Shimizu Corp.	0.6%
Toyo Suisan Kaisha Ltd.	0.5%
Food & Life Companies Ltd.	0.5%
Sanwa Holdings Corp.	0.5%
Sojitz Corp.	0.5%
Shizuoka Financial Group Inc.	0.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Japan Small-Cap ETF
Annual Shareholder Report — August 31, 2025
SCJ-08/25-AR

iShares MSCI Malaysia ETF
EWM | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Malaysia ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Malaysia ETF	$50	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (0.48)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Malaysia Index returned (0.32)%.
What contributed to performance?
Stocks in the industrials sector contributed the most to the Fund’s return during the reporting period. In the construction and engineering segment, a development company that specializes in domestic and international infrastructure projects gained. The firm benefited from several large-scale construction contracts, as well as a strategic expansion into high-demand data centers.
What detracted from performance?
The consumer discretionary sector was the leading detractor from the Fund’s performance during the reporting period. In particular, a global casino and resort operator faced headwinds as weaker gaming revenue, lower visitor volume, and increased competition weighed on the firm’s financial results. In the consumer staples sector, packaged food and meats stocks stalled. Notably, a food production company was pressured after one of the firm’s associated companies faced corruption charges. Further, an outsourcer of semiconductor assembly and testing services detracted due to U.S. tariffs, lower demand for industrial and smartphone components, and foreign exchange losses.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(0.48)%	2.36%	2.03%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Malaysia Index	(0.32)	2.70	2.37
Key Fund statistics
Net Assets	$237,826,272
Number of Portfolio Holdings	30
Net Investment Advisory Fees	$1,360,800
Portfolio Turnover Rate	51%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	46.8%
Utilities	14.6%
Industrials	9.5%
Consumer Staples	9.3%
Communication Services	7.7%
Materials	6.6%
Health Care	3.2%
Energy	1.3%
Consumer Discretionary	1.0%
Ten largest holdings
Security	Percent of Total Investments(a)
Public Bank Bhd	13.2%
CIMB Group Holdings Bhd	12.7%
Malayan Banking Bhd	12.7%
Tenaga Nasional Bhd	7.4%
Gamuda Bhd	4.8%
Press Metal Aluminium Holdings Bhd	4.4%
IHH Healthcare Bhd	3.2%
Petronas Gas Bhd	3.1%
AMMB Holdings Bhd	2.9%
Hong Leong Bank Bhd	2.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Malaysia ETF
Annual Shareholder Report — August 31, 2025
EWM-08/25-AR

iShares MSCI Pacific ex Japan ETF
EPP | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Pacific ex Japan ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Pacific ex Japan ETF	$51	0.47%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.55%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Pacific ex Japan Index (Net) returned 17.72%.
What contributed to performance?
Equities in Singapore contributed the most to the Fund’s return during the reporting period, driven by the country's geopolitical neutrality, a strong currency, and a solid economic foundation. In the communication sector, a major consumer internet company, operating in e-commerce, digital financial services, and digital entertainment, saw robust growth across its operations. The financials sector also contributed, notably among diversified banks. Increased fee income from wealth management and trading, improved capital returns to shareholders, and strong regional growth all provided tailwinds to these firms. Hong Kong stocks, particularly in the financials sector, also gained, buoyed by improved economic sentiment and increased investor optimism for China. The country's stock exchange operator advanced on several tailwinds, including China moving to allow more Chinese companies to list equities in Hong Kong, increasing initial public offering activity, a rally in technology stocks, and an influx of investor inflows from mainland China. In Australia, diversified banks benefited from solid lending growth across business and retail customers.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.55%	7.87%	7.34%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Pacific ex Japan Index (Net)	17.72	8.33	7.79
Key Fund statistics
Net Assets	$1,844,575,693
Number of Portfolio Holdings	100
Net Investment Advisory Fees	$9,017,018
Portfolio Turnover Rate	10%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	44.2%
Materials	11.5%
Consumer Discretionary	9.2%
Industrials	8.9%
Real Estate	7.7%
Health Care	5.7%
Utilities	3.4%
Communication Services	2.9%
Consumer Staples	2.7%
Energy	2.3%
Information Technology	1.5%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Australia	62.9%
Hong Kong	18.9%
Singapore	16.4%
New Zealand	1.7%
China	0.1%
(a)	Excludes money market funds.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective December 11, 2024, the investment management agreement was amended to disclose the breakpoint fees to the sixth decimal place.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Pacific ex Japan ETF
Annual Shareholder Report — August 31, 2025
EPP-08/25-AR

iShares MSCI Russia ETF
ERUS
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Russia ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Russia ETF	$0	0.00%
How did the Fund perform last year?
The Fund sought to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (Net) (the “Index”). Effective June 1, 2022, the Index was discontinued by the index provider, MSCI, Inc. Due to the discontinuation of the Fund’s underlying index and ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.
During the period, the Fund was able to sell certain investments, which were previously being fair valued at a nominal value like all other local Russian equities and Russian exposed ADR and GDR securities, and received interest on its money market fund holdings.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
The Fund’s performance in the graph above includes the impact of distributions but does not include reinvestment of the distributions after the Fund entered a Plan of Liquidation on June 15, 2022 since the Fund has not issued new shares. Accordingly, the performance does not match the total return disclosed in the Financial Highlights, which does include the reinvestment of distributions.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV(a)	9,019.53%	(33.57)%	(13.81)%
MSCI Russia 25/50 Index (Net)(b)	N/A	(99.94)	(83.89)
Key Fund statistics
Net Assets	$445,509
Number of Portfolio Holdings	16
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	0%
(a)
Total Return includes the impact of proceeds from the sale of certain investments, which were previously being fair valued at a nominal value consistent with other local Russian equities and Russian exposed ADR and GDR securities. However, while Total Return includes the impact of distributions, it does not include reinvestment of the distributions after the Fund entered a Plan of Liquidation on June 15, 2022 since the Fund has not issued new shares. Accordingly, the performance does not match the total return disclosed in the Financial Highlights, which does include the reinvestment of distributions.

(b)
Effective June 1, 2022, the Index was discontinued by the index provider, MSCI, Inc and the Index returns shown are as follows: 5 Years return and 10 Years return from September 1, 2020 and September 1, 2015, respectively through May 31, 2022. 1 Year Index return is not shown as MSCI, Inc discontinued the Index prior to September 1, 2024.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Ten largest holdings
Security	Percent of Total Investments
BlackRock Cash Funds: Treasury, SL Agency Shares	98.8%
Sberbank of Russia PJSC	0.5%
Alrosa PJSC	0.2%
United Co. RUSAL International PJSC	0.2%
Moscow Exchange MICEX-RTS PJSC	0.1%
Mobile TeleSystems PJSC	0.1%
Rosneft Oil Co. PJSC	0.1%
Severstal PAO	0.0	%(a)
VK Co. Ltd.	0.0	%(a)
X5 Retail Group NV	0.0	%(a)
(a)	Rounds to less than 0.1%.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Russia ETF
Annual Shareholder Report — August 31, 2025
ERUS-08/25-AR

iShares MSCI Singapore ETF
EWS | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Singapore ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Singapore ETF	$60	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 41.79%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Singapore 25/50 Index (Spliced) returned 42.44%.
What contributed to performance?
Equities in Singapore registered robust performance during the reporting period, driven by its geopolitical neutrality, a strong currency, and a solid economic foundation. The financials sector was the leading contributor to the Fund’s return, notably among diversified banks. Increased fee income from wealth management and trading, improved capital returns to shareholders, and strong regional growth all provided tailwinds to these firms. The country’s stock exchange also contributed, driven by an expanding pipeline of initial public offerings, expansion plans, and strong trading volumes. In the communication sector, a major consumer internet company, operating in e-commerce, digital financial services, and digital entertainment, saw robust growth across its operations. The industrials sector also contributed, as technology engineering firm was buoyed by increased demand for defense and aviation services, while a ride-hailing service gained amid operational efficiencies, strategic initiatives, and integration of artificial intelligence.
What detracted from performance?
There were no meaningful detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	41.79%	13.02%	7.28%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Singapore 25/50 Index (Spliced)	42.44	13.60	7.80
Key Fund statistics
Net Assets	$791,117,089
Number of Portfolio Holdings	22
Net Investment Advisory Fees	$3,293,750
Portfolio Turnover Rate	21%
The performance of the MSCI Singapore 25/50 Index (Spliced) in this report reflects the performance of the MSCI Singapore Index (Net) through November 30, 2016 and, beginning on December 1, 2016, the performance of the MSCI Singapore 25/50 Index (Net).
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	38.1%
Industrials	21.7%
Consumer Discretionary	19.4%
Real Estate	9.1%
Communication Services	4.7%
Utilities	3.6%
Consumer Staples	3.4%
Ten largest holdings
Security	Percent of Total Investments(a)
DBS Group Holdings Ltd.	20.0%
Sea Ltd.	16.4%
Oversea-Chinese Banking Corp. Ltd.	9.3%
Singapore Telecommunications Ltd.	4.7%
Keppel Ltd.	4.6%
Singapore Exchange Ltd.	4.5%
CapitaLand Ascendas REIT	4.5%
Singapore Airlines Ltd.	4.4%
Grab Holdings Ltd., Class A	4.3%
United Overseas Bank Ltd.	4.3%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Singapore ETF
Annual Shareholder Report — August 31, 2025
EWS-08/25-AR

iShares MSCI South Africa ETF
EZA | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI South Africa ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI South Africa ETF	$68	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 30.34%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI South Africa 25/50 Index (Spliced) returned 29.53%.
What contributed to performance?
The materials sector was the most significant contributor to the Fund’s return during the reporting period. South Africa is home to a significant amount of the world’s gold, which remained near record highs due to rising demand from central banks, geopolitical uncertainty, and concerns over U.S. tariffs. The increasing price benefited the country’s metals and mining stocks. In the consumer discretionary sector, a global consumer internet group and technology firm benefited from its e-commerce, social, and internet platform segments. In the financials sector, banks were driven by increased transaction volumes, while insurance companies saw strong profit increases helped by strategic partnerships and innovation.
What detracted from performance?
Healthcare stocks detracted from the Fund’s return during the reporting period, after a major pharmaceutical company issued a profit warning to investors following a contractual dispute over a vaccine manufacturing and technology deal.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	30.34%	13.59%	4.64%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI South Africa 25/50 Index (Spliced)	29.53	13.82	5.04
Key Fund statistics
Net Assets	$417,401,756
Number of Portfolio Holdings	29
Net Investment Advisory Fees	$2,067,426
Portfolio Turnover Rate	19%
The performance of the MSCI South Africa 25/50 Index (Spliced) in this report reflects the performance of the MSCI South Africa Index (Net) through August 31, 2017 and, beginning on September 1, 2017, the performance of the MSCI South Africa 25/50 Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	34.0%
Materials	30.5%
Consumer Discretionary	18.3%
Consumer Staples	7.8%
Communication Services	5.8%
Real Estate	1.9%
Industrials	1.7%
Ten largest holdings
Security	Percent of Total Investments(a)
Naspers Ltd., Class N	16.4%
Gold Fields Ltd.	9.0%
Anglogold Ashanti PLC	8.6%
FirstRand Ltd.	6.5%
Standard Bank Group Ltd.	5.5%
Capitec Bank Holdings Ltd.	4.4%
MTN Group Ltd.	3.9%
Valterra Platinum Ltd.	3.6%
Sanlam Ltd.	3.3%
Absa Group Ltd.	3.3%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI South Africa ETF
Annual Shareholder Report — August 31, 2025
EZA-08/25-AR

iShares MSCI South Korea ETF
EWY | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI South Korea ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI South Korea ETF	$63	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 13.03%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Korea 25/50 Index (Net) returned 14.18%.
What contributed to performance?
The industrials sector was the largest contributor to the Fund’s performance during the reporting period, helped by robust infrastructure investments. Shipbuilding stocks rallied as trade negotiations with United States resulted in a trillion-dollar shipbuilding cooperation, while companies that provide defense products gained on an increase in global defense spending. On the back of solid economic growth, strong market momentum, and corporate governance reforms, diversified banks in the financial sector moved higher. In the information technology sector, a manufacturer of semiconductor products gained due to soaring growth for high-performance memory chips in artificial intelligence workloads.
What detracted from performance?
Healthcare stocks were the largest detractors from the Fund’s return during the reporting period. A biotechnology company suffered after its key drug was rejected by U.S. regulators for the second time. Chemicals stocks in the materials sector, which include chemicals and plastics firms, faced headwinds due to weakened demand in both domestic and global markets, as well as production expansion in China.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	13.03%	4.70%	6.17%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Korea 25/50 Index (Net)	14.18	5.24	6.63
Key Fund statistics
Net Assets	$5,085,044,516
Number of Portfolio Holdings	85
Net Investment Advisory Fees	$23,459,362
Portfolio Turnover Rate	49%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	36.3%
Industrials	21.6%
Financials	14.2%
Consumer Discretionary	8.4%
Health Care	6.1%
Communication Services	5.9%
Materials	3.0%
Consumer Staples	2.3%
Energy	1.4%
Utilities	0.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Samsung Electronics Co. Ltd.	21.7%
SK Hynix Inc.	11.0%
KB Financial Group Inc.	3.1%
Hanwha Aerospace Co. Ltd.	2.4%
NAVER Corp.	2.4%
Hyundai Motor Co.	2.3%
Doosan Enerbility Co. Ltd.	2.2%
Shinhan Financial Group Co. Ltd.	2.2%
Celltrion Inc.	2.1%
Kia Corp.	2.0%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI South Korea ETF
Annual Shareholder Report — August 31, 2025
EWY-08/25-AR

iShares MSCI Spain ETF
EWP | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Spain ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Spain ETF	$62	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 46.55%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Spain 25/50 Index (Net) returned 46.85%.
What contributed to performance?
Spain’s economy experienced robust growth during the reporting period, as strong macroeconomic performance boosted investor confidence and company revenues. Equity markets advanced, particularly in the financials sector. Banks were the largest contributor, benefiting from significant increases in consumer deposits, growth from wealth management, and strong financial strength as measured by capital ratios. Electric utilities stocks were also meaningful contributors, supported by increased investments in grid modernization, a supportive energy transition environment, and rising profitability from both domestic and international operations. Additionally, the strength of an airport services firm in the industrials sector was due to a significant increase in global air travel demand and strategic airport expansions.
What detracted from performance?
There were no significant detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	46.55%	19.34%	7.62%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Spain 25/50 Index (Net)	46.85	19.70	7.98
Key Fund statistics
Net Assets	$1,359,910,325
Number of Portfolio Holdings	25
Net Investment Advisory Fees	$5,160,745
Portfolio Turnover Rate	29%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	41.6%
Utilities	21.3%
Industrials	14.0%
Consumer Discretionary	9.1%
Communication Services	7.7%
Energy	4.2%
Health Care	2.1%
Ten largest holdings
Security	Percent of Total Investments(a)
Banco Santander SA	17.9%
Iberdrola SA	14.6%
Banco Bilbao Vizcaya Argentaria SA	12.5%
Ferrovial SE	4.6%
Amadeus IT Group SA	4.6%
Industria de Diseno Textil SA	4.5%
CaixaBank SA	4.4%
Banco de Sabadell SA	4.3%
Aena SME SA	4.2%
Repsol SA	4.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Spain ETF
Annual Shareholder Report — August 31, 2025
EWP-08/25-AR

iShares MSCI Sweden ETF
EWD | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Sweden ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Sweden ETF	$54	0.51%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 12.37%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Sweden 25/50 Index (Spliced) returned 11.85%.
What contributed to performance?
The communication sector was the largest contributor to the Fund’s return during the reporting period. In the media and entertainment segment, a global audio streaming service advanced due to strong subscriber and user growth, and successful price increases. Industrials stocks also contributed. A defense and security company gained as geopolitical tensions triggered a sharp increase in defense spending, while construction machinery and heavy transportation equipment stocks rose amid elevated government investment in infrastructure. Financials stocks also positively impacted performance, particularly an investment and holding company that benefited from robust capital reserves, an increased dividend payout, and higher fee and trading income.
What detracted from performance?
During the reporting period, there were no notable detractors from the Fund’s return.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	12.37%	8.74%	7.80%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Sweden 25/50 Index (Spliced)	11.85	8.26	7.33
Key Fund statistics
Net Assets	$320,050,464
Number of Portfolio Holdings	45
Net Investment Advisory Fees	$1,681,170
Portfolio Turnover Rate	20%
The performance of the MSCI Sweden 25/50 Index (Spliced) in this report reflects the performance of the MSCI Sweden Index (Net) through November 30, 2016 and, beginning on December 1, 2016, the performance of the MSCI Sweden 25/50 Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	43.4%
Financials	21.9%
Communication Services	17.6%
Information Technology	6.5%
Materials	3.0%
Consumer Discretionary	3.0%
Consumer Staples	2.3%
Real Estate	1.4%
Health Care	0.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Spotify Technology SA	15.0%
Investor AB, Class B	7.7%
Volvo AB, Class B	7.0%
Atlas Copco AB, Class A	6.2%
Assa Abloy AB, Class B	5.1%
Skandinaviska Enskilda Banken AB, Class A	4.0%
Sandvik AB	3.9%
Swedbank AB, Class A	3.4%
Hexagon AB, Class B	3.3%
Atlas Copco AB, Class B	3.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Sweden ETF
Annual Shareholder Report — August 31, 2025
EWD-08/25-AR

iShares MSCI Switzerland ETF
EWL | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Switzerland ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Switzerland ETF	$52	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 6.45%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Switzerland 25/50 Index (Net) returned 6.75%.
What contributed to performance?
Stocks in the financials sector were the largest contributor to the Fund’s return during the reporting period. Insurance firms were notable contributors as both multi-line and reinsurance companies benefited from strong underwriting results and favorable pricing trends. A major financial institution was buoyed by strength across its wealth management, asset management, and investment bank divisions. Within the healthcare sector, pharmaceutical companies gained due to strong product performance, new drug launches, attractive acquisitions, and share buybacks.
What detracted from performance?
During the reporting period, stocks in the consumer staples sector detracted the most from the Fund’s return, most notably within the packaged food and meats industry. The stock of a Swiss packaged food and beverage giant was pressured by disappointing sales, increased supply costs, as well as turmoil within the company’s leadership, all fueling investor uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	6.45%	7.89%	7.91%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Switzerland 25/50 Index (Net)	6.75	7.99	8.04
Key Fund statistics
Net Assets	$1,320,935,813
Number of Portfolio Holdings	46
Net Investment Advisory Fees	$6,016,321
Portfolio Turnover Rate	9%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	35.7%
Financials	20.7%
Consumer Staples	15.4%
Industrials	10.0%
Materials	9.2%
Consumer Discretionary	5.6%
Communication Services	1.2%
Information Technology	1.0%
Real Estate	0.8%
Utilities	0.4%
Ten largest holdings
Security	Percent of Total Investments(a)
Novartis AG	13.1%
Nestle SA	13.0%
Roche Holding AG	12.2%
UBS Group AG	6.7%
Cie Financiere Richemont SA, Class A	4.7%
ABB Ltd.	4.4%
Zurich Insurance Group AG	4.4%
Swiss Re AG	3.1%
Lonza Group AG	3.0%
Holcim AG	2.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Switzerland ETF
Annual Shareholder Report — August 31, 2025
EWL-08/25-AR

iShares MSCI Taiwan ETF
EWT | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Taiwan ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Taiwan ETF	$63	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 12.39%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Taiwan 25/50 Index (Spliced) returned 13.97%.
What contributed to performance?
Taiwanese equities advanced during the reporting period, buoyed by the country’s pivotal role in the global technology supply chain. Stocks in the semiconductor segment were significant contributors to the Fund’s return, as a major semiconductor supplier was supported by surging demand for artificial intelligence (“AI”) chips despite the threat of tariffs from the United States. Companies that provide technology hardware and storage also gained amid heightened demand for AI-powered data centers, infrastructure, and servers. Positive industry trends were tailwinds for financials stocks, including relaxed regulatory requirements aimed at increasing market activity and reduced reporting requirements.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	12.39%	13.92%	13.59%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Taiwan 25/50 Index (Spliced)	13.97	14.73	14.34
Key Fund statistics
Net Assets	$6,095,579,433
Number of Portfolio Holdings	92
Net Investment Advisory Fees	$32,033,918
Portfolio Turnover Rate	36%
The performance of the MSCI Taiwan 25/50 Index (Spliced) in this report reflects the performance of the MSCI Taiwan Index (Net) through November 30, 2016 and, beginning on December 1, 2016, the performance of the MSCI Taiwan 25/50 Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	66.2%
Financials	16.9%
Industrials	4.7%
Materials	3.7%
Communication Services	3.2%
Consumer Discretionary	2.3%
Consumer Staples	1.6%
Health Care	1.4%
Ten largest holdings
Security	Percent of Total Investments(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	22.3%
Hon Hai Precision Industry Co. Ltd.	5.7%
MediaTek Inc.	4.6%
Delta Electronics Inc.	3.6%
Quanta Computer Inc.	1.9%
Fubon Financial Holding Co. Ltd.	1.9%
CTBC Financial Holding Co. Ltd.	1.9%
Accton Technology Corp.	1.7%
Cathay Financial Holding Co. Ltd.	1.5%
Asustek Computer Inc.	1.4%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Taiwan ETF
Annual Shareholder Report — August 31, 2025
EWT-08/25-AR

iShares MSCI Thailand ETF
THD | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Thailand ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Thailand ETF	$58	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (4.02)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Thailand IMI 25/50 Index (Net) returned (4.01)%.
What contributed to performance?
Information technology stocks contributed to the Fund’s return during the reporting period. A manufacturer of electronics components gained due to continued rising demand for artificial intelligence, as they are a major supplier of components for electric vehicles and data centers. Diversified banks in the financials sector were supported by steady net profit growth.
What detracted from performance?
Thailand faced economic headwinds during the reporting period, rattled by domestic political upheaval and tariff uncertainty. Stocks in the consumer staples sector detracted the most from the Fund’s return, particularly an operator of convenience stores. The company suffered in an environment of weakened consumer spending. An airport service firm in the industrials sector detracted due to a significant decline in Chinese tourist arrivals, which negatively impacted duty-free and commercial revenue. Healthcare stocks also faced headwinds, including those that operate healthcare facilities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(4.02)%	(0.58)%	1.49%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Thailand IMI 25/50 Index (Net)	(4.01)	(0.48)	1.71
Key Fund statistics
Net Assets	$220,794,685
Number of Portfolio Holdings	91
Net Investment Advisory Fees	$1,223,296
Portfolio Turnover Rate	12%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Energy	13.6%
Financials	12.6%
Information Technology	12.1%
Communication Services	11.3%
Consumer Staples	11.2%
Health Care	8.6%
Utilities	7.8%
Materials	6.3%
Real Estate	5.9%
Industrials	5.8%
Consumer Discretionary	4.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Delta Electronics Thailand PCL	10.8%
Advanced Info Service PCL	7.7%
PTT PCL	7.1%
CP ALL PCL	5.7%
Bangkok Dusit Medical Services PCL	5.3%
Gulf Development PCL	4.5%
Siam Cement PCL (The)	3.9%
PTT Exploration & Production PCL	3.6%
Airports of Thailand PCL	3.5%
True Corp. PCL Thailand	2.7%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Thailand ETF
Annual Shareholder Report — August 31, 2025
THD-08/25-AR

iShares MSCI World ETF
URTH | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI World ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI World ETF	$26	0.24%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 15.68%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI World Index (Net) returned 15.68%.
What contributed to performance?
Stocks in the United States significantly contributed to the Fund’s return during the reporting period. The information technology sector was the largest contributor to performance, particularly semiconductor stocks. These companies gained amid continued demand for artificial intelligence (“AI”), data center expansions, and continued innovation in chips and network solutions. Systems software firms benefited from robust demand in cloud-delivered businesses, including cybersecurity, and increasing adoption of AI technologies. Communication firms, particularly those in the interactive media and services segment, were supported by solid digital advertising revenue growth fueled by AI investments that improved ad targeting and performance. Japanese equities were supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors.
What detracted from performance?
U.S. healthcare stocks were modest detractors from the Fund’s return during the reporting period, pressured by increasing regulatory scrutiny and policy upheaval.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	15.68%	13.04%	11.87%
MSCI All Country World Index (Net)	15.79	12.00	11.10
MSCI World Index (Net)	15.68	12.89	11.65
Key Fund statistics
Net Assets	$5,604,436,905
Number of Portfolio Holdings	1,327
Net Investment Advisory Fees	$10,765,860
Portfolio Turnover Rate	2%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	26.3%
Financials	17.2%
Industrials	11.3%
Consumer Discretionary	10.3%
Health Care	9.3%
Communication Services	8.5%
Consumer Staples	5.7%
Energy	3.5%
Materials	3.3%
Utilities	2.6%
Real Estate	2.0%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	72.2%
Japan	5.4%
United Kingdom	3.7%
Canada	3.3%
France	2.7%
Germany	2.5%
Switzerland	2.3%
Australia	1.7%
Netherlands	1.1%
Sweden	0.9%
Other#	4.2%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI World ETF
Annual Shareholder Report — August 31, 2025
URTH-08/25-AR

(b) Not applicable

Item 2 –

Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –

Audit Committee Financial Expert - The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Richard L. Fagnani

Laura F. Fergerson

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-nine series of the registrant for which the fiscal year-end is August 31, 2024 (the “Funds”), and whose annual financial statements are reported in Item 7.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $626,000 for the fiscal year ended August 31, 2024 and $626,000 for the fiscal year ended August 31, 2025.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2024 and August 31, 2025 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $378,300 for the fiscal year ended August 31, 2024 and $378,300 for the fiscal year ended August 31, 2025. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2024 and August 31, 2025 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures – The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $378,300 for the fiscal year ended August 31, 2024 and $378,300 for the fiscal year ended August 31, 2025.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Richard L. Fagnani

Laura F. Fergerson

Cecilia H. Herbert

John E. Martinez

(b) Not applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Eurozone ETF | EZU | Cboe BZX Exchange
• iShares MSCI Germany ETF | EWG | NYSE Arca
• iShares MSCI Spain ETF | EWP | NYSE Arca
• iShares MSCI Switzerland ETF | EWL | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI Eurozone ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 0.6%
Erste Group Bank AG	358,704	$34,143,395
OMV AG	171,685	9,456,341
Verbund AG	80,743	5,758,310
		49,358,046
Belgium — 3.0%
Ageas SA	173,870	12,250,491
Anheuser-Busch InBev SA	1,151,609	72,247,234
Argenx SE(a)	71,301	50,766,645
D'ieteren Group	25,291	5,480,550
Elia Group SA/NV, Class B	50,830	5,816,264
Groupe Bruxelles Lambert NV	95,774	8,418,297
KBC Group NV	266,741	31,441,643
Lotus Bakeries NV	489	4,795,357
Sofina SA	18,031	5,455,640
Syensqo SA	84,467	7,466,356
UCB SA	147,296	34,552,527
		238,691,004
Finland — 2.3%
Elisa OYJ	166,344	8,867,696
Fortum OYJ	524,299	9,072,404
Kesko OYJ, Class B	315,760	7,003,655
Kone OYJ, Class B	395,991	24,906,839
Metso OYJ	772,638	10,000,588
Neste OYJ	492,243	9,046,692
Nokia OYJ	6,038,544	25,995,564
Orion OYJ, Class B	126,788	10,128,620
Sampo OYJ, Class A	2,807,863	32,219,707
Stora Enso OYJ, Class R	673,333	7,865,375
UPM-Kymmene OYJ	619,824	17,651,513
Wartsila OYJ Abp	584,307	17,127,678
		179,886,331
France — 30.8%
Accor SA	227,884	11,304,528
Aeroports de Paris SA	40,063	5,273,115
Air Liquide SA	673,958	138,860,485
Airbus SE	692,290	144,736,353
Alstom SA(a)	403,959	9,711,962
Amundi SA(b)	71,248	5,266,633
ArcelorMittal SA	546,463	18,205,302
Arkema SA	66,946	4,749,944
AXA SA	2,064,958	96,180,871
BioMerieux	48,585	6,756,426
BNP Paribas SA	1,185,710	106,553,487
Bollore SE	815,180	4,759,282
Bouygues SA	223,021	9,563,801
Bureau Veritas SA	369,102	11,134,544
Capgemini SE	189,648	26,973,523
Carrefour SA	686,277	9,935,813
Cie de Saint-Gobain SA	523,293	56,494,268
Cie Generale des Etablissements Michelin SCA	781,124	28,287,275
Covivio SA/France	65,232	4,276,092
Credit Agricole SA	1,229,999	22,499,152
Danone SA	754,168	62,948,392
Dassault Aviation SA	22,978	7,253,556
Dassault Systemes SE	783,138	24,355,747
Edenred SE	279,230	8,077,370
Eiffage SA	79,710	10,031,143
Engie SA	2,127,929	44,033,946
EssilorLuxottica SA	350,733	106,985,958
Eurofins Scientific SE	138,160	10,491,187
Security	Shares	Value
France (continued)
Euronext NV(b)	90,853	$14,997,996
FDJ UNITED	129,105	4,155,596
Gecina SA	53,592	5,262,308
Getlink SE	351,374	6,646,825
Hermes International SCA	36,898	90,368,996
Ipsen SA	44,229	6,013,224
Kering SA	86,473	23,171,657
Klepierre SA	251,195	9,808,396
Legrand SA	305,531	46,528,097
L'Oreal SA	280,128	130,787,759
LVMH Moet Hennessy Louis Vuitton SE	291,346	172,020,463
Orange SA	2,169,377	35,359,050
Pernod Ricard SA	235,133	26,785,330
Publicis Groupe SA	266,658	24,622,747
Renault SA	225,151	8,860,973
Rexel SA	260,799	8,443,669
Safran SA	419,522	139,419,002
Sanofi SA	1,287,988	127,783,801
Sartorius Stedim Biotech	34,265	7,026,820
Schneider Electric SE	638,760	156,934,617
Societe Generale SA	839,171	51,784,255
Sodexo SA	103,573	6,219,137
STMicroelectronics NV	796,270	21,699,442
Teleperformance SE(c)	63,305	4,884,549
Thales SA	107,970	28,400,363
TotalEnergies SE	2,391,956	150,169,492
Unibail-Rodamco-Westfield, New	141,847	14,757,722
Veolia Environnement SA	733,606	24,227,885
Vinci SA	576,171	78,146,876
		2,420,987,202
Germany — 27.8%
adidas AG	198,740	38,666,063
Allianz SE, Registered	449,905	190,211,961
BASF SE	1,039,837	55,237,124
Bayer AG, Registered	1,144,577	37,657,227
Bayerische Motoren Werke AG	326,877	34,198,007
Beiersdorf AG	114,714	13,211,126
Brenntag SE	142,503	8,817,780
Commerzbank AG	897,132	34,242,223
Continental AG	128,285	11,248,684
Covestro AG, NVS(a)	209,711	14,573,248
CTS Eventim AG & Co. KGaA	72,420	6,788,564
Daimler Truck Holding AG	553,915	26,055,533
Delivery Hero SE, Class A(a)(b)	224,333	5,951,325
Deutsche Bank AG, Registered	2,156,329	75,765,063
Deutsche Boerse AG	219,380	64,570,962
Deutsche Lufthansa AG, Registered	698,196	6,509,142
Deutsche Post AG, Registered	1,118,452	50,976,446
Deutsche Telekom AG, Registered	4,066,647	148,818,883
E.ON SE	2,615,688	46,641,229
Evonik Industries AG	298,736	5,764,337
Fresenius Medical Care AG	256,149	13,204,153
Fresenius SE & Co. KGaA	492,475	26,777,808
GEA Group AG	170,832	12,434,321
Hannover Rueck SE	70,041	20,391,905
Heidelberg Materials AG	155,911	36,880,481
Henkel AG & Co. KGaA	119,979	9,220,949
Hensoldt AG(c)	74,010	7,671,898
Infineon Technologies AG	1,521,469	62,279,584
Knorr-Bremse AG	84,379	8,814,446
LEG Immobilien SE	88,044	7,380,372
Mercedes-Benz Group AG	841,376	52,657,347
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Eurozone ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
Merck KGaA	150,178	$19,067,705
MTU Aero Engines AG	62,751	27,966,064
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	152,209	97,094,362
Nemetschek SE	67,281	9,294,800
QIAGEN NV	252,745	11,776,425
Rational AG	5,943	4,429,987
Rheinmetall AG	53,470	103,718,458
RWE AG	736,623	29,500,011
SAP SE	1,216,583	331,149,205
Scout24 SE(b)	87,318	11,313,348
Siemens AG, Registered	885,441	245,448,854
Siemens Energy AG(a)	791,553	84,204,880
Siemens Healthineers AG(b)	393,050	21,764,937
Symrise AG, Class A	154,337	14,944,688
Talanx AG(a)	75,360	10,391,359
Vonovia SE	876,190	28,373,945
Zalando SE(a)(b)	263,774	7,350,760
		2,191,407,979
Ireland — 1.3%
AIB Group PLC	2,489,449	20,226,448
Bank of Ireland Group PLC	1,138,920	16,845,573
Kerry Group PLC, Class A	191,718	17,554,396
Kingspan Group PLC	178,890	13,801,981
Ryanair Holdings PLC	988,163	29,286,986
		97,715,384
Italy — 9.2%
Banca Mediolanum SpA	258,531	5,229,455
Banco BPM SpA	1,323,952	18,163,438
BPER Banca SpA	1,697,735	17,634,468
Davide Campari-Milano NV	716,539	5,397,417
Enel SpA	9,475,787	87,443,965
Eni SpA	2,382,999	42,599,544
Ferrari NV	146,855	69,886,493
FinecoBank Banca Fineco SpA	707,035	15,520,714
Generali	1,002,511	39,135,091
Infrastrutture Wireless Italiane SpA(b)	323,228	3,918,982
Intesa Sanpaolo SpA	16,593,794	104,467,051
Leonardo SpA	471,503	26,785,320
Mediobanca Banca di Credito Finanziario SpA	631,030	15,285,076
Moncler SpA	272,139	15,839,814
Nexi SpA(b)	644,958	4,092,638
Poste Italiane SpA(b)	531,081	12,438,736
Prysmian SpA	328,008	28,626,257
Recordati Industria Chimica e Farmaceutica SpA	133,868	8,276,847
Snam SpA	2,342,618	14,260,118
Stellantis NV	2,341,745	22,422,896
Telecom Italia SpA/Milano(a)	13,394,746	6,424,017
Tenaris SA	437,126	7,918,840
Terna - Rete Elettrica Nazionale	1,648,664	16,572,576
UniCredit SpA	1,633,299	126,327,037
Unipol Assicurazioni SpA	418,360	8,740,807
		723,407,597
Netherlands — 12.6%
ABN AMRO Bank NV, CVA(b)	679,383	19,595,889
Adyen NV(a)(b)	29,367	49,312,185
Aegon Ltd.	1,540,367	12,104,694
AerCap Holdings NV	205,561	25,386,783
Akzo Nobel NV	199,833	13,813,402
ASM International NV	54,597	26,215,836
ASML Holding NV	458,834	340,726,690
Security	Shares	Value
Netherlands (continued)
ASR Nederland NV	172,482	$11,966,400
BE Semiconductor Industries NV	85,086	11,460,871
Coca-Cola Europacific Partners PLC	268,556	23,863,886
CVC Capital Partners PLC(b)	251,293	5,072,519
DSM-Firmenich AG	215,990	21,133,729
EXOR NV	108,934	10,916,892
Heineken Holding NV	151,141	10,732,126
Heineken NV	335,537	27,215,378
IMCD NV	69,304	7,782,537
ING Groep NV	3,520,262	84,046,147
InPost SA(a)	291,264	4,233,601
JDE Peet's NV	199,612	7,310,061
Koninklijke Ahold Delhaize NV	1,060,019	42,477,926
Koninklijke KPN NV	4,516,515	21,553,510
Koninklijke Philips NV	897,483	24,787,583
NN Group NV	313,399	21,571,908
Prosus NV	1,524,382	94,297,440
Randstad NV	125,475	5,935,522
Universal Music Group NV	1,282,096	36,243,937
Wolters Kluwer NV	277,884	35,006,054
		994,763,506
Portugal — 0.6%
Banco Comercial Portugues SA, Class R(c)	9,684,740	8,203,784
EDP Renovaveis SA	375,353	4,408,524
EDP SA	3,683,407	16,313,503
Galp Energia SGPS SA	485,309	9,433,309
Jeronimo Martins SGPS SA	330,944	8,186,668
		46,545,788
Spain — 10.0%
Acciona SA	29,031	5,754,267
ACS Actividades de Construccion y Servicios SA	211,538	15,989,452
Aena SME SA(b)	874,695	25,352,606
Amadeus IT Group SA	524,856	44,023,958
Banco Bilbao Vizcaya Argentaria SA	6,714,541	122,197,939
Banco de Sabadell SA	5,853,021	22,231,036
Banco Santander SA	17,342,212	165,618,800
Bankinter SA	789,258	11,779,017
CaixaBank SA	4,540,288	45,334,880
Cellnex Telecom SA(b)	576,726	20,529,769
Endesa SA	371,815	11,327,044
Ferrovial SE	598,405	32,729,271
Grifols SA	352,646	4,991,123
Iberdrola SA	7,394,793	139,398,493
Industria de Diseno Textil SA	1,270,873	62,856,528
International Consolidated Airlines Group SA, Class DI	1,442,497	7,457,867
Redeia Corp. SA	392,304	7,626,536
Repsol SA	1,351,017	22,151,408
Telefonica SA	4,295,071	23,027,215
		790,377,209
Sweden — 0.7%
Nordea Bank Abp	3,645,645	55,633,523
Total Common Stocks — 98.9% (Cost: $6,977,859,677)		7,788,773,569
Preferred Stocks
Germany — 0.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	64,635	6,188,620
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Eurozone ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)(c)	133,259	$7,068,404
Henkel AG & Co. KGaA, Preference Shares, NVS	186,812	15,768,842
Porsche Automobil Holding SE, Preference Shares, NVS	179,412	7,644,438
Sartorius AG, Preference Shares, NVS	30,735	7,139,722
Volkswagen AG, Preference Shares, NVS	240,241	27,994,688
		71,804,714
Total Preferred Stocks — 0.9% (Cost: $134,734,990)		71,804,714
Rights
Italy — 0.0%
Telecom Italia SpA, (Expires 09/22/25, Strike Price EUR 0.29)	12,699,004	149
Total Rights — 0.0% (Cost: $—)		149
Total Long-Term Investments — 99.8% (Cost: $7,112,594,667)		7,860,578,432
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	15,887,760	15,895,703
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	4,150,000	$4,150,000
Total Short-Term Securities — 0.3% (Cost: $20,045,154)		20,045,703
Total Investments — 100.1% (Cost: $7,132,639,821)		7,880,624,135
Liabilities in Excess of Other Assets — (0.1)%		(4,296,398)
Net Assets — 100.0%		$7,876,327,737

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,301,009	$5,600,007 (a)	$—	$(3,949)	$(1,364)	$15,895,703	15,887,760	$86,522 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	23,000,000	—	(18,850,000)(a)	—	—	4,150,000	4,150,000	664,681	—
				$(3,949)	$(1,364)	$20,045,703		$751,203	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	233	09/19/25	$14,616	$225,698
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Eurozone ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$225,698	$—	$—	$—	$225,698

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,706,929	$—	$—	$—	$2,706,929
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$54,880	$—	$—	$—	$54,880
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$18,154,416
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$75,150,961	$7,713,622,608	$—	$7,788,773,569
Preferred Stocks	—	71,804,714	—	71,804,714
Rights	—	149	—	149
Short-Term Securities
Money Market Funds	20,045,703	—	—	20,045,703
	$95,196,664	$7,785,427,471	$—	$7,880,624,135
Derivative Financial Instruments(a)
Assets
Equity Contracts	$225,698	$—	$—	$225,698

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2025
iShares® MSCI Germany ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 6.2%
Hensoldt AG(a)	82,001	$8,500,247
MTU Aero Engines AG	69,624	31,029,135
Rheinmetall AG	59,244	114,918,577
		154,447,959
Air Freight & Logistics — 2.2%
Deutsche Post AG, Registered	1,240,010	56,516,778
Automobile Components — 0.5%
Continental AG	141,763	12,430,504
Automobiles — 3.8%
Bayerische Motoren Werke AG	362,174	37,890,794
Mercedes-Benz Group AG	931,924	58,324,275
		96,215,069
Banks — 1.5%
Commerzbank AG	994,000	37,939,534
Capital Markets — 6.2%
Deutsche Bank AG, Registered	2,387,983	83,904,489
Deutsche Boerse AG	243,005	71,524,599
		155,429,088
Chemicals — 4.0%
BASF SE	1,152,718	61,233,470
Covestro AG, NVS(b)	231,596	16,094,081
Evonik Industries AG	332,714	6,419,969
Symrise AG, Class A	171,630	16,619,195
		100,366,715
Construction Materials — 1.6%
Heidelberg Materials AG	172,526	40,810,731
Diversified Telecommunication Services — 6.6%
Deutsche Telekom AG, Registered	4,506,982	164,932,935
Electrical Equipment — 3.7%
Siemens Energy AG(b)	876,742	93,267,229
Entertainment — 0.3%
CTS Eventim AG & Co. KGaA	80,401	7,536,693
Health Care Equipment & Supplies — 1.0%
Siemens Healthineers AG(c)	437,077	24,202,909
Health Care Providers & Services — 1.8%
Fresenius Medical Care AG	284,369	14,658,858
Fresenius SE & Co. KGaA	544,693	29,617,106
		44,275,964
Hotels, Restaurants & Leisure — 0.3%
Delivery Hero SE, Class A(b)(c)	248,040	6,580,248
Household Products — 0.4%
Henkel AG & Co. KGaA	133,847	10,286,770
Independent Power and Renewable Electricity Producers — 1.3%
RWE AG	815,873	32,673,786
Industrial Conglomerates — 10.8%
Siemens AG, Registered	981,103	271,966,858
Insurance — 14.0%
Allianz SE, Registered	498,563	210,783,712
Hannover Rueck SE	78,028	22,717,259
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	168,644	107,578,275
Security	Shares	Value
Insurance (continued)
Talanx AG(b)	82,936	$11,436,011
		352,515,257
Interactive Media & Services — 0.5%
Scout24 SE(c)	96,669	12,524,909
Life Sciences Tools & Services — 0.5%
QIAGEN NV	279,255	13,011,634
Machinery — 2.3%
Daimler Truck Holding AG(a)	612,730	28,822,124
GEA Group AG	189,405	13,786,191
Knorr-Bremse AG	94,077	9,827,523
Rational AG	6,632	4,943,576
		57,379,414
Multi-Utilities — 2.1%
E.ON SE	2,897,157	51,660,199
Passenger Airlines — 0.3%
Deutsche Lufthansa AG, Registered	779,285	7,265,119
Personal Care Products — 0.6%
Beiersdorf AG	125,676	14,473,573
Pharmaceuticals — 2.5%
Bayer AG, Registered	1,267,753	41,709,786
Merck KGaA	166,639	21,157,715
		62,867,501
Real Estate Management & Development — 1.6%
LEG Immobilien SE	97,554	8,177,557
Vonovia SE	970,800	31,437,732
		39,615,289
Semiconductors & Semiconductor Equipment — 2.7%
Infineon Technologies AG	1,684,937	68,970,959
Software — 15.0%
Nemetschek SE	74,675	10,316,274
SAP SE	1,347,946	366,905,707
		377,221,981
Specialty Retail — 0.3%
Zalando SE(b)(c)	289,737	8,074,288
Textiles, Apparel & Luxury Goods — 1.7%
adidas AG	220,888	42,975,090
Trading Companies & Distributors — 0.4%
Brenntag SE	158,035	9,778,867
Total Common Stocks — 96.7% (Cost: $2,399,740,450)		2,428,213,850
Preferred Stocks
Automobiles — 2.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	71,911	6,885,276
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	147,050	7,799,914
Porsche Automobil Holding SE, Preference Shares, NVS	197,473	8,413,986
Volkswagen AG, Preference Shares, NVS	266,084	31,006,109
		54,105,285
Household Products — 0.7%
Henkel AG & Co. KGaA, Preference Shares, NVS	206,987	17,471,818
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Germany ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Life Sciences Tools & Services — 0.3%
Sartorius AG, Preference Shares, NVS	33,813	$7,854,740
Total Preferred Stocks — 3.2% (Cost: $111,316,559)		79,431,843
Total Long-Term Investments — 99.9% (Cost: $2,511,057,009)		2,507,645,693
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	2,725,891	2,727,254
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	1,000,000	1,000,000
Total Short-Term Securities — 0.2% (Cost: $3,727,189)		3,727,254
Total Investments — 100.1% (Cost: $2,514,784,198)		2,511,372,947
Liabilities in Excess of Other Assets — (0.1)%		(1,255,080)
Net Assets — 100.0%		$2,510,117,867

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,080,838	$—	$(7,351,715)(a)	$463	$(2,332)	$2,727,254	2,725,891	$48,094 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	700,000 (a)	—	—	—	1,000,000	1,000,000	43,213	—
				$463	$(2,332)	$3,727,254		$91,307	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	3	09/19/25	$2,103	$39,094
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$39,094	$—	$—	$—	$39,094

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,027,172	$—	$—	$—	$1,027,172
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(25,367)	$—	$—	$—	$(25,367)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$4,235,883
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$16,094,081	$2,412,119,769	$—	$2,428,213,850
Preferred Stocks	—	79,431,843	—	79,431,843
Short-Term Securities
Money Market Funds	3,727,254	—	—	3,727,254
	$19,821,335	$2,491,551,612	$—	$2,511,372,947
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$39,094	$—	$39,094

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Spain ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 41.4%
Banco Bilbao Vizcaya Argentaria SA	9,308,152	$169,399,069
Banco de Sabadell SA	15,416,605	58,555,591
Banco Santander SA	25,341,212	242,009,562
Bankinter SA	2,200,090	32,834,508
CaixaBank SA	6,009,702	60,007,012
		562,805,742
Biotechnology — 2.1%
Grifols SA	2,056,804	29,110,670
Construction & Engineering — 7.9%
ACS Actividades de Construccion y Servicios SA	589,642	44,569,072
Ferrovial SE	1,142,599	62,493,515
		107,062,587
Diversified Telecommunication Services — 7.7%
Cellnex Telecom SA(a)	1,378,922	49,085,615
Telefonica SA	10,267,130	55,045,286
		104,130,901
Electric Utilities — 21.2%
Acciona SA	150,080	29,747,525
Endesa SA	1,132,306	34,494,788
Iberdrola SA	10,456,794	197,119,963
Redeia Corp. SA	1,372,017	26,672,522
		288,034,798
Hotels, Restaurants & Leisure — 4.6%
Amadeus IT Group SA	744,042	62,408,877
Oil, Gas & Consumable Fuels — 4.1%
Repsol SA	3,443,647	56,462,377
Security	Shares	Value
Passenger Airlines — 1.9%
International Consolidated Airlines Group SA, Class DI	4,979,868	$25,746,462
Specialty Retail — 4.4%
Industria de Diseno Textil SA	1,225,282	60,601,628
Transportation Infrastructure — 4.2%
Aena SME SA(a)	1,959,466	56,794,161
Total Long-Term Investments — 99.5% (Cost: $979,908,382)		1,353,158,203
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(b)(c)	430,000	430,000
Total Short-Term Securities — 0.0% (Cost: $430,000)		430,000
Total Investments — 99.5% (Cost: $980,338,382)		1,353,588,203
Other Assets Less Liabilities — 0.5%		6,322,122
Net Assets — 100.0%		$1,359,910,325

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$2,019 (b)	$—	$(2,019)	$—	$—	—	$7,029 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	330,000	100,000 (b)	—	—	—	430,000	430,000	23,205	—
				$(2,019)	$—	$430,000		$30,234	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	19	09/19/25	$3,332	$1,962
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Spain ETF

Equity Swap contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
Redeia Corp. SA	BNP Paribas	$19	08/16/27	0.26%	1D ESTR	Monthly	$—
Redeia Corp. SA	Goldman Sachs Bank USA	1,593,627	08/19/26	0.45%	1D ESTR	Monthly	16,191
Redeia Corp. SA	Merrill Lynch International	19	02/15/28	0.45%	1D ESTR	Monthly	—
Redeia Corp. SA	HSBC Bank PLC	1,576,560	02/10/28	0.45%	1D ESTR	Monthly	30,673
Total long positions of equity swaps							46,864
Net dividends and financing fees							(8,956)
Total equity swap contracts including dividends and financing fees							$37,908

(a)
The Fund receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$46,864	$(8,956)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,962	$—	$—	$—	$1,962
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$46,864	$—	$—	$—	$46,864
	$—	$—	$48,826	$—	$—	$—	$48,826
Liabilities—Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$8,956	$—	$—	$—	$8,956

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,372,074	$—	$—	$—	$1,372,074
Swaps	—	—	(420,004)	—	—	—	(420,004)
	$—	$—	$952,070	$—	$—	$—	$952,070
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(147,644)	$—	$—	$—	$(147,644)
Swaps	—	—	(17,802)	—	—	—	(17,802)
	$—	$—	$(165,446)	$—	$—	$—	$(165,446)
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Spain ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$3,115,379
Equity swaps:
Average notional value — long	$2,253,055
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$22,949
Swaps - OTC(a)	46,864	8,956
Total derivative assets and liabilities in the Statement of Assets and Liabilities	46,864	31,905
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	(22,949)
Total derivative assets and liabilities subject to an MNA	$46,864	$8,956

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs Bank USA	$16,191	$—	$—	$—	$16,191
HSBC Bank PLC	30,673	—	—	—	30,673
	$46,864	$—	$—	$—	$46,864

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$34,494,788	$1,318,663,415	$—	$1,353,158,203
Short-Term Securities
Money Market Funds	430,000	—	—	430,000
	$34,924,788	$1,318,663,415	$—	$1,353,588,203
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$48,826	$—	$48,826
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Spain ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$—	$(8,956)	$—	$(8,956)
	$—	$39,870	$—	$39,870

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Switzerland ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 0.3%
Banque Cantonale Vaudoise, Registered	38,047	$4,422,665
Building Products — 1.7%
Belimo Holding AG, Registered	2,973	3,273,689
Geberit AG, Registered	26,389	19,350,198
		22,623,887
Capital Markets — 9.3%
Julius Baer Group Ltd.	174,851	12,625,257
Partners Group Holding AG	17,274	23,722,540
UBS Group AG, Registered	2,140,983	86,729,973
		123,077,770
Chemicals — 4.7%
EMS-Chemie Holding AG, Registered	7,586	5,821,501
Givaudan SA, Registered	6,952	29,278,873
Sika AG, Registered	115,145	26,720,135
		61,820,509
Construction Materials — 4.0%
Amrize Ltd.(a)	385,490	20,109,170
Holcim AG	385,765	32,334,290
		52,443,460
Containers & Packaging — 0.4%
SIG Group AG	303,875	4,813,556
Diversified Telecommunication Services — 1.2%
Swisscom AG, Registered	21,240	15,355,988
Electric Utilities — 0.4%
BKW AG	24,862	5,175,557
Electrical Equipment — 4.3%
ABB Ltd., Registered	850,567	57,082,490
Food Products — 15.1%
Barry Callebaut AG, Registered	4,270	5,782,542
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	805	12,276,643
Chocoladefabriken Lindt & Spruengli AG, Registered	89	13,328,716
Nestle SA, Registered	1,787,197	168,587,261
		199,975,162
Health Care Equipment & Supplies — 4.0%
Alcon AG	374,260	29,825,882
Sonova Holding AG, Registered	41,865	12,194,754
Straumann Holding AG	93,009	10,898,726
		52,919,362
Insurance — 10.6%
Baloise Holding AG, Registered	37,804	9,804,269
Helvetia Holding AG, Registered	35,005	9,009,416
Swiss Life Holding AG, Registered	22,371	24,175,379
Swiss Re AG	224,767	40,737,685
Zurich Insurance Group AG	77,837	56,879,797
		140,606,546
Life Sciences Tools & Services — 2.9%
Lonza Group AG, Registered	54,053	38,360,796
Machinery — 2.2%
Schindler Holding AG, Participation Certificates, NVS	34,217	12,718,536
Security	Shares	Value
Machinery (continued)
Schindler Holding AG, Registered	22,246	$7,956,074
VAT Group AG(b)	24,183	7,908,625
		28,583,235
Marine Transportation — 0.7%
Kuehne + Nagel International AG, Registered	42,784	8,722,104
Pharmaceuticals — 28.1%
Galderma Group AG	111,423	19,514,239
Novartis AG, Registered	1,337,721	169,318,108
Roche Holding AG, NVS	484,390	157,949,003
Roche Holding AG, Bearer	8,829	3,032,195
Sandoz Group AG	337,422	21,173,059
		370,986,604
Professional Services — 1.0%
SGS SA	125,833	12,836,248
Real Estate Management & Development — 0.7%
Swiss Prime Site AG, Registered	70,887	9,859,179
Specialty Retail — 0.4%
Avolta AG, Registered	98,994	5,685,684
Technology Hardware, Storage & Peripherals — 1.0%
Logitech International SA, Registered	126,752	13,088,121
Textiles, Apparel & Luxury Goods — 5.0%
Cie Financiere Richemont SA, Class A, Registered	347,107	60,772,416
Swatch Group AG (The), Bearer(c)	31,134	5,629,498
		66,401,914
Total Long-Term Investments — 98.0% (Cost: $1,124,752,135)		1,294,840,837
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	29,396	29,411
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	620,000	620,000
Total Short-Term Securities — 0.1% (Cost: $649,408)		649,411
Total Investments — 98.1% (Cost: $1,125,401,543)		1,295,490,248
Other Assets Less Liabilities — 1.9%		25,445,565
Net Assets — 100.0%		$1,320,935,813

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Switzerland ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$28,939 (a)	$—	$469	$3	$29,411	29,396	$3,250 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	460,000	160,000 (a)	—	—	—	620,000	620,000	21,584	—
				$469	$3	$649,411		$24,834	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Swiss Market Index	170	09/19/25	$25,943	$535,385
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$535,385	$—	$—	$—	$535,385

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$767,766	$—	$—	$—	$767,766
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(192,346)	$—	$—	$—	$(192,346)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$22,820,605
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Switzerland ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$20,109,170	$1,274,731,667	$—	$1,294,840,837
Short-Term Securities
Money Market Funds	649,411	—	—	649,411
	$20,758,581	$1,274,731,667	$—	$1,295,490,248
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$535,385	$—	$535,385

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
16

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Spain ETF	iShares MSCI Switzerland ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$7,860,578,432	$2,507,645,693	$1,353,158,203	$1,294,840,837
Investments, at value—affiliated(c)	20,045,703	3,727,254	430,000	649,411
Cash	9,196	1,967	1,788	6,112
Foreign currency collateral pledged for futures contracts(d)	1,026,002	162,850	270,246	1,511,511
Foreign currency, at value(e)	7,941,207	1,523,160	6,455,402	1,119,389
Receivables:
Securities lending income—affiliated	2,020	204	58	935
Capital shares sold	14	4	—	—
Dividends—unaffiliated	1,423,282	—	—	—
Dividends—affiliated	7,190	2,758	1,577	1,432
Tax reclaims	4,602,028	930,948	292,978	23,358,865
Variation margin on futures contracts	—	—	—	12,642
Unrealized appreciation on OTC swaps	—	—	46,864	—
Total assets	7,895,635,074	2,513,994,838	1,360,657,116	1,321,501,134
LIABILITIES
Collateral on securities loaned, at value	15,895,390	2,727,184	—	28,939
Payables:
Investments purchased	—	—	181	—
Swaps	—	—	151,268	—
Capital shares redeemed	4	15,774	—	—
Investment advisory fees	3,294,703	1,124,676	563,437	536,382
Variation margin on futures contracts	117,240	9,337	22,949	—
Unrealized depreciation on OTC swaps	—	—	8,956	—
Total liabilities	19,307,337	3,876,971	746,791	565,321
Commitments and contingent liabilities
NET ASSETS	$7,876,327,737	$2,510,117,867	$1,359,910,325	$1,320,935,813
NET ASSETS CONSIST OF
Paid-in capital	$8,332,324,841	$3,000,715,925	$1,423,830,677	$1,301,920,831
Accumulated earnings (loss)	(455,997,104)	(490,598,058)	(63,920,352)	19,014,982
NET ASSETS	$7,876,327,737	$2,510,117,867	$1,359,910,325	$1,320,935,813
NET ASSET VALUE
Shares outstanding	131,600,000	60,000,000	28,500,000	23,875,000
Net asset value	$59.85	$41.84	$47.72	$55.33
Shares authorized	1.5 billion	482.2 million	300 million	318.625 million
Par value	$0.001	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$7,112,594,667	$2,511,057,009	$979,908,382	$1,124,752,135
(b) Securities loaned, at value	$15,069,746	$2,663,617	$—	$27,303
(c) Investments, at cost—affiliated	$20,045,154	$3,727,189	$430,000	$649,408
(d) Foreign currency collateral pledged, at cost	$1,029,851	$209,086	$271,495	$1,517,024
(e) Foreign currency, at cost	$7,715,024	$1,467,875	$6,452,175	$1,068,782
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Spain ETF	iShares MSCI Switzerland ETF
INVESTMENT INCOME
Dividends—unaffiliated	$263,943,835	$56,823,302	$39,435,312	$34,262,805
Dividends—affiliated	664,681	43,213	23,205	21,584
Interest—unaffiliated	90,392	17,655	22,741	31,438
Securities lending income—affiliated—net	86,522	48,094	7,029	3,250
Non-cash dividends—unaffiliated	—	—	9,064,802	—
Other income—unaffiliated	7,367	—	1,529	—
Foreign taxes withheld	(22,029,871)	(7,624,114)	(5,902,919)	(5,868,709)
Foreign withholding tax claims	409,695	—	18,128	—
Total investment income	243,172,621	49,308,150	42,669,827	28,450,368
EXPENSES
Investment advisory	38,174,486	8,179,743	5,160,745	6,016,321
Professional	45,619	—	1,966	—
Commitment costs	—	16,536	10,197	12,143
Interest expense	—	—	—	388
Total expenses	38,220,105	8,196,279	5,172,908	6,028,852
Net investment income	204,952,516	41,111,871	37,496,919	22,421,516
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(87,185,424)	(11,989,789)	(11,611,727)	(17,302,678)
Investments—affiliated	(3,949)	463	(2,019)	469
Foreign currency transactions	937,852	251,479	467,883	93,660
Futures contracts	2,706,929	1,027,172	1,372,074	767,766
In-kind redemptions—unaffiliated(a)	804,676,192	153,378,466	93,805,622	73,699,074
Swaps	—	—	(420,004)	—
	721,131,600	142,667,791	83,611,829	57,258,291
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	487,966,329	203,669,820	286,622,381	(12,797,689)
Investments—affiliated	(1,364)	(2,332)	—	3
Foreign currency translations	330,755	46,370	(20,671)	1,327,735
Futures contracts	54,880	(25,367)	(147,644)	(192,346)
Swaps	—	—	(17,802)	—
	488,350,600	203,688,491	286,436,264	(11,662,297)
Net realized and unrealized gain	1,209,482,200	346,356,282	370,048,093	45,595,994
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,414,434,716	$387,468,153	$407,545,012	$68,017,510
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
18

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$204,952,516	$195,259,012	$41,111,871	$20,492,970
Net realized gain (loss)	721,131,600	123,177,668	142,667,791	(165,533,825)
Net change in unrealized appreciation (depreciation)	488,350,600	778,642,275	203,688,491	286,017,815
Net increase in net assets resulting from operations	1,414,434,716	1,097,078,955	387,468,153	140,976,960
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(208,470,395)	(210,250,506)	(45,446,108)	(22,808,366)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,223,226,445)	(768,275,757)	1,237,419,657	(743,331,708)
NET ASSETS
Total increase (decrease) in net assets	(17,262,124)	118,552,692	1,579,441,702	(625,163,114)
Beginning of year	7,893,589,861	7,775,037,169	930,676,165	1,555,839,279
End of year	$7,876,327,737	$7,893,589,861	$2,510,117,867	$930,676,165

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Spain ETF		iShares MSCI Switzerland ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$37,496,919	$32,688,239	$22,421,516	$22,498,640
Net realized gain (loss)	83,611,829	(10,636)	57,258,291	59,082,369
Net change in unrealized appreciation (depreciation)	286,436,264	155,415,710	(11,662,297)	113,209,539
Net increase in net assets resulting from operations	407,545,012	188,093,313	68,017,510	194,790,548
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(36,408,251)	(29,788,984)	(24,431,240)	(24,285,340)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(59,950,346)	178,376,438	(33,593,171)	(86,865,268)
NET ASSETS
Total increase in net assets	311,186,415	336,680,767	9,993,099	83,639,940
Beginning of year	1,048,723,910	712,043,143	1,310,942,714	1,227,302,774
End of year	$1,359,910,325	$1,048,723,910	$1,320,935,813	$1,310,942,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
20

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$51.36	$44.76	$35.23	$50.86	$39.52
Net investment income(a)	1.42	1.28 (b)	1.25 (b)	1.06 (b)	1.21 (b)
Net realized and unrealized gain (loss)(c)	8.61	6.71	9.32	(15.04)	11.24
Net increase (decrease) from investment operations	10.03	7.99	10.57	(13.98)	12.45
Distributions from net investment income(d)	(1.54)	(1.39)	(1.04)	(1.65)	(1.11)
Net asset value, end of year	$59.85	$51.36	$44.76	$35.23	$50.86
Total Return(e)
Based on net asset value	19.78%	18.02%(b)	30.09%(b)	(27.98)%(b)	31.72%(b)
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.51%	0.51%	0.53%	0.65%
Total expenses excluding professional fees for foreign withholding tax claims	0.49%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.66%	2.70%(b)	2.96%(b)	2.39%(b)	2.64%(b)
Supplemental Data
Net assets, end of year (000)	$7,876,328	$7,893,590	$7,775,037	$4,787,972	$8,243,943
Portfolio turnover rate(g)	4%	4%	3%	6%	5%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2024,
August 31, 2023, August 31, 2022 and August 31, 2021 respectively:
• Net investment income per share by $0.04, $0.02, $0.10 and $0.53.
• Total return by 0.08%, 0.05%, 0.22% and 1.07%.
• Ratio of net investment income to average net assets by 0.08%, 0.05%, 0.22% and 1.16%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$32.66	$27.88	$21.83	$34.94	$30.16
Net investment income(a)	0.95	0.58	0.81	0.59	0.56
Net realized and unrealized gain (loss)(b)	8.91	4.96	6.01	(12.63)	5.21
Net increase (decrease) from investment operations	9.86	5.54	6.82	(12.04)	5.77
Distributions from net investment income(c)	(0.68)	(0.76)	(0.77)	(1.07)	(0.99)
Net asset value, end of year	$41.84	$32.66	$27.88	$21.83	$34.94
Total Return(d)
Based on net asset value	30.23%	20.01%	31.27%	(35.02)%	19.30%
Ratios to Average Net Assets(e)
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.48%	1.98%	3.05%	1.98%	1.72%
Supplemental Data
Net assets, end of year (000)	$2,510,118	$930,676	$1,555,839	$1,205,118	$2,872,398
Portfolio turnover rate(f)	2%	3%	6%	7%	6%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
22

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Spain ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$33.78	$28.42	$21.79	$28.08	$23.15
Net investment income(a)	1.36	1.12	0.94	0.75	0.84 (b)
Net realized and unrealized gain (loss)(c)	13.88	5.25	6.41	(6.23)	5.00
Net increase (decrease) from investment operations	15.24	6.37	7.35	(5.48)	5.84
Distributions from net investment income(d)	(1.30)	(1.01)	(0.72)	(0.81)	(0.91)
Net asset value, end of year	$47.72	$33.78	$28.42	$21.79	$28.08
Total Return(e)
Based on net asset value	46.55%	22.72%	34.16%	(19.89)%	25.25%(b)
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.62%
Total expenses excluding professional fees for foreign withholding tax claims	0.50%	N/A	0.50%	0.50%	0.50%
Net investment income	3.59%	3.65%	3.59%	2.90%	3.10%(b)
Supplemental Data
Net assets, end of year (000)	$1,359,910	$1,048,724	$712,043	$415,056	$707,646
Portfolio turnover rate(g)	29%	15%	16%	14%	34%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:
• Net investment income per share by $0.18.
• Total return by 0.63%.
• Ratio of net investment income to average net assets by 0.65%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
23
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$52.97	$46.10	$40.66	$50.74	$41.87
Net investment income(a)	0.95	0.89	0.87	0.76	0.75
Net realized and unrealized gain (loss)(b)	2.43	7.00	5.59	(9.98)	9.06
Net increase (decrease) from investment operations	3.38	7.89	6.46	(9.22)	9.81
Distributions from net investment income(c)	(1.02)	(1.02)	(1.02)	(0.86)	(0.94)
Net asset value, end of year	$55.33	$52.97	$46.10	$40.66	$50.74
Total Return(d)
Based on net asset value	6.45%	17.32%	15.92%	(18.24)%	23.49%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.84%	1.90%	1.99%	1.62%	1.66%
Supplemental Data
Net assets, end of year (000)	$1,320,936	$1,310,943	$1,227,303	$1,351,808	$1,763,380
Portfolio turnover rate(f)	9%	6%	10%	8%	7%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
24

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Eurozone
Goldman Sachs & Co. LLC	$14,387,969	$(14,387,969)	$—	$—
TD Securities (USA) LLC	681,777	(681,777)	—	—
	$15,069,746	$(15,069,746)	$—	$—
MSCI Germany
Goldman Sachs & Co. LLC	$2,038,376	$(2,038,376)	$—	$—
Morgan Stanley	625,241	(625,241)	—	—
	$2,663,617	$(2,663,617)	$—	$—
MSCI Switzerland
Morgan Stanley	$27,303	$(27,303)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Equity swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Equity swaps are designed to function as direct economic investments in long or short equity positions. This means that the Fund will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid. Equity swaps incur interest charges and credits (“financing fees”) related to the notional value of the position. These interest charges and credits are based on a specified benchmark rate plus or minus a spread.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
29
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Eurozone	$23,983
MSCI Germany	13,628
MSCI Spain	2,363
MSCI Switzerland	1,118
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Eurozone	$53,821,818	$62,932,640	$(44,091,693)
MSCI Germany	10,829,299	8,914,895	(8,382,367)
MSCI Spain	64,190,067	48,189,022	687,280
MSCI Switzerland	50,052,213	48,660,103	(11,118,075)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Eurozone	$422,530,588	$269,385,705
MSCI Germany	77,092,866	38,027,118
MSCI Spain	303,035,460	311,247,126
MSCI Switzerland	114,805,179	103,426,144
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$1,550,278,325	$2,933,891,280
MSCI Germany	1,847,826,592	653,078,913
MSCI Spain	287,425,887	347,781,015
MSCI Switzerland	275,917,740	327,558,376
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
Notes to Financial Statements
30

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Eurozone	$782,560,789	$ (782,560,789)
MSCI Germany	146,933,411	(146,933,411)
MSCI Spain	88,498,732	(88,498,732)
MSCI Switzerland	68,218,222	(68,218,222)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Eurozone
Ordinary income	$208,470,395	$210,250,506
MSCI Germany
Ordinary income	$45,446,108	$22,808,366
MSCI Spain
Ordinary income	$36,408,251	$29,788,984
MSCI Switzerland
Ordinary income	$24,431,240	$24,285,340
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Eurozone	$15,313,050	$(1,171,165,263)	$699,855,109	$(455,997,104)
MSCI Germany	—	(475,072,714)	(15,525,344)	(490,598,058)
MSCI Spain	13,688,892	(442,505,239)	364,895,995	(63,920,352)
MSCI Switzerland	—	(146,038,820)	165,053,802	19,014,982

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the accounting for swap agreements, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$7,181,175,723	$1,617,338,839	$(917,890,427)	$699,448,412
MSCI Germany	2,526,875,380	250,657,963	(266,160,396)	(15,502,433)
MSCI Spain	988,702,002	380,226,287	(15,338,124)	364,888,163
MSCI Switzerland	1,133,041,109	245,412,356	(82,963,217)	162,449,139
9. LINE OF CREDIT
The iShares MSCI Germany ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
31
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Notes to Financial Statements
32

Notes to Financial Statements  (continued)
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Certain Funds invest a significant portion of their assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation on any individual financial company, or on the financials sector as a whole, cannot be predicted, but may negatively impact the Funds.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Eurozone
Shares sold	32,500,000	$1,742,884,360	13,100,000	$631,755,608
Shares redeemed	(54,600,000)	(2,966,110,805)	(33,100,000)	(1,400,031,365)
	(22,100,000)	$(1,223,226,445)	(20,000,000)	$(768,275,757)
MSCI Germany
Shares sold	48,900,000	$1,892,076,866	10,500,000	$300,456,071
Shares redeemed	(17,400,000)	(654,657,209)	(37,800,000)	(1,043,787,779)
	31,500,000	$1,237,419,657	(27,300,000)	$(743,331,708)
MSCI Spain
Shares sold	8,025,000	$316,753,453	10,500,000	$314,280,993
Shares redeemed	(10,575,000)	(376,703,799)	(4,500,000)	(135,904,555)
	(2,550,000)	$(59,950,346)	6,000,000	$178,376,438
MSCI Switzerland
Shares sold	5,875,000	$304,432,493	5,625,000	$262,215,777
Shares redeemed	(6,750,000)	(338,025,664)	(7,500,000)	(349,081,045)
	(875,000)	$(33,593,171)	(1,875,000)	$(86,865,268)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
33
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of August 31 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI Eurozone ETF and iShares MSCI Spain ETF is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.
During the year, the iShares MSCI Eurozone ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal years 2021 and 2022, and the related tax compliance fee, including interest, was paid to the IRS.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
34

Report of Independent Registered Public Accounting Firm
To the Board of Directors of iShares, Inc. and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Eurozone ETF
iShares MSCI Germany ETF
iShares MSCI Spain ETF
iShares MSCI Switzerland ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
 Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
35
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Eurozone	$260,335,960
MSCI Germany	56,615,558
MSCI Spain	48,373,584
MSCI Switzerland	34,235,719
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$263,951,204	$20,331,801
MSCI Germany	56,823,302	7,623,417
MSCI Spain	48,501,642	5,901,390
MSCI Switzerland	34,262,805	5,868,709
Important Tax Information
36

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
37
2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI Germany ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
38

Board Review and Approval of Investment Advisory Contract
iShares MSCI Eurozone ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided:  Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
39
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale:  The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates:  The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
Board Review and Approval of Investment Advisory Contract
40

Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Germany ETF, iShares MSCI Spain ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
41
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided:  Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale:  The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates:  The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
 The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
Board Review and Approval of Investment Advisory Contract
42

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Switzerland ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than
43
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided:  Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale:  The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
44

Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates:  The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
45
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
1D ESTR	EUR - 1D Euro Short Term Rate
NVS	Non-Voting Shares
Glossary of Terms Used in this Report
46

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Brazil ETF | EWZ | NYSE Arca
• iShares MSCI Chile ETF | ECH | Cboe BZX Exchange
• iShares MSCI Israel ETF | EIS | NYSE Arca
• iShares MSCI South Africa ETF | EZA | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI Brazil ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 2.5%
Embraer SA	9,860,131	$138,576,682
Banks — 14.2%
Banco Bradesco SA	14,299,124	38,082,822
Banco do Brasil SA	24,095,420	95,059,995
NU Holdings Ltd./Cayman Islands, Class A(a)(b)	43,173,516	638,968,037
		772,110,854
Beverages — 2.8%
Ambev SA	65,880,620	150,064,214
Capital Markets — 7.5%
B3 SA - Brasil Bolsa Balcao	73,034,352	174,845,466
Banco BTG Pactual SA	16,589,319	137,258,841
XP Inc., Class A	5,177,463	93,919,179
		406,023,486
Consumer Staples Distribution & Retail — 1.1%
Raia Drogasil SA	18,717,583	60,586,992
Containers & Packaging — 0.8%
Klabin SA	12,331,110	42,097,964
Diversified Telecommunication Services — 1.4%
Telefonica Brasil SA	11,973,811	74,799,742
Electric Utilities — 5.9%
Centrais Eletricas Brasileiras SA	17,048,420	141,560,513
CPFL Energia SA	3,835,972	27,854,370
Energisa SA	4,358,754	39,239,518
Equatorial Energia SA	16,878,749	113,845,985
		322,500,386
Electrical Equipment — 3.0%
WEG SA	23,177,335	160,989,042
Food Products — 2.2%
BRF SA	8,130,029	30,934,551
JBS NV(a)	5,373,418	87,103,106
		118,037,657
Ground Transportation — 2.5%
Localiza Rent a Car SA	13,142,903	86,878,398
Rumo SA	18,863,813	50,622,662
		137,501,060
Health Care Providers & Services — 1.6%
Rede D'Or Sao Luiz SA(c)	11,639,556	84,497,528
Independent Power and Renewable Electricity Producers — 0.9%
Eneva SA(a)	7,770,671	21,655,863
Engie Brasil Energia SA	3,431,189	25,275,817
		46,931,680
Insurance — 1.9%
BB Seguridade Participacoes SA	10,092,024	61,089,891
Caixa Seguridade Participacoes S/A	9,736,585	25,320,850
Porto Seguro SA	2,032,901	19,403,456
		105,814,197
Metals & Mining — 8.7%
Vale SA	46,029,820	471,687,118
Oil, Gas & Consumable Fuels — 7.7%
Petroleo Brasileiro SA - Petrobras	47,729,373	297,106,401
PRIO SA(a)	11,547,015	80,652,445
Ultrapar Participacoes SA	11,249,175	40,790,280
		418,549,126
Paper & Forest Products — 1.8%
Suzano SA	9,953,219	96,285,647
Software — 1.2%
TOTVS SA	8,006,520	63,646,359
Security	Shares	Value
Specialty Retail — 1.2%
Vibra Energia SA	14,973,328	$66,390,403
Transportation Infrastructure — 0.8%
Motiva Infraestrutura de Mobilidade SA	15,735,075	41,791,101
Water Utilities — 2.8%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	6,706,709	151,517,431
Wireless Telecommunication Services — 1.0%
TIM SA/Brazil	12,878,488	54,037,939
Total Common Stocks — 73.5% (Cost: $2,885,502,599)		3,984,436,608
Preferred Stocks
Banks — 15.2%
Banco Bradesco SA, Preference Shares, NVS	65,067,353	201,975,996
Itau Unibanco Holding SA, Preference Shares, NVS	68,462,528	486,019,108
Itausa SA, Preference Shares, NVS	66,106,922	136,801,952
		824,797,056
Electric Utilities — 2.3%
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	3,808,849	33,523,294
Cia Energetica de Minas Gerais, Preference Shares, NVS	26,003,151	53,283,475
Cia Paranaense de Energia - Copel, Preference Shares, NVS	17,165,964	38,056,178
		124,862,947
Metals & Mining — 1.1%
Gerdau SA, Preference Shares, NVS	19,682,027	60,477,986
Oil, Gas & Consumable Fuels — 6.1%
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	57,762,384	331,327,894
Total Preferred Stocks — 24.7% (Cost: $868,670,665)		1,341,465,883
Total Long-Term Investments — 98.2% (Cost: $3,754,173,264)		5,325,902,491
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	4,630,074	4,632,389
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	19,060,000	19,060,000
Total Short-Term Securities — 0.4% (Cost: $23,692,389)		23,692,389
Total Investments — 98.6% (Cost: $3,777,865,653)		5,349,594,880
Other Assets Less Liabilities — 1.4%		76,494,155
Net Assets — 100.0%		$5,426,089,035

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Brazil ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$4,643,820 (a)	$—	$(11,431)	$—	$4,632,389	4,630,074	$44,898 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	15,410,000	3,650,000 (a)	—	—	—	19,060,000	19,060,000	521,333	—
				$(11,431)	$—	$23,692,389		$566,231	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Bclear MSCI Brazil Index	1,640	09/19/25	$97,350	$3,734,324
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,734,324	$—	$—	$—	$3,734,324

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$792,896	$—	$—	$—	$792,896
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(399,474)	$—	$—	$—	$(399,474)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$61,062,885
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Brazil ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,984,436,608	$—	$—	$3,984,436,608
Preferred Stocks	1,341,465,883	—	—	1,341,465,883
Short-Term Securities
Money Market Funds	23,692,389	—	—	23,692,389
	$5,349,594,880	$—	$—	$5,349,594,880
Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,734,324	$—	$—	$3,734,324

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Chile ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 23.1%
Banco de Chile	578,500,208	$82,894,190
Banco de Credito e Inversiones SA	739,636	29,912,402
Banco Itau Chile SA	1,293,925	18,469,922
Banco Santander Chile	512,289,345	30,784,836
		162,061,350
Beverages — 3.9%
Cia Cervecerias Unidas SA	2,404,609	14,880,203
Vina Concha y Toro SA	10,876,227	12,576,664
		27,456,867
Broadline Retail — 6.1%
Falabella SA	5,458,433	31,067,971
Ripley Corp. SA	23,782,572	11,364,391
		42,432,362
Consumer Staples Distribution & Retail — 9.0%
Cencosud SA	16,232,489	51,440,489
SMU SA	67,420,774	11,523,399
		62,963,888
Electric Utilities — 6.2%
Enel Americas SA	168,628,815	17,528,439
Enel Chile SA	196,612,934	13,787,552
Engie Energia Chile SA	9,766,340	12,243,785
		43,559,776
Financial Services — 1.5%
Inversiones La Construccion SA	826,306	10,860,842
Independent Power and Renewable Electricity Producers — 2.8%
Colbun SA	131,804,594	19,832,581
Marine Transportation — 1.4%
Cia. Sud Americana de Vapores SA	200,015,443	10,010,702
Metals & Mining — 1.4%
CAP SA(a)	1,813,635	9,750,605
Paper & Forest Products — 3.9%
Empresas CMPC SA	17,410,056	27,298,876
Passenger Airlines — 11.8%
Latam Airlines Group SA	3,280,465,175	82,585,042
Real Estate Management & Development — 3.5%
Parque Arauco SA	10,725,392	24,737,934
Security	Shares	Value
Specialty Retail — 4.7%
Empresas Copec SA	4,382,267	$32,634,482
Water Utilities — 3.8%
Aguas Andinas SA, Class A	46,802,739	16,555,518
Inversiones Aguas Metropolitanas SA	11,058,121	9,778,964
		26,334,482
Wireless Telecommunication Services — 1.7%
Empresa Nacional de Telecomunicaciones SA	3,340,007	11,579,686
Total Common Stocks — 84.8% (Cost: $451,733,427)		594,099,475
Preferred Stocks
Beverages — 3.3%
Embotelladora Andina SA, Class B, Preference Shares	5,970,559	23,651,525
Chemicals — 11.8%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,811,858	82,634,023
Total Preferred Stocks — 15.1% (Cost: $86,524,168)		106,285,548
Total Long-Term Investments — 99.9% (Cost: $538,257,595)		700,385,023
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(b)(c)	710,000	710,000
Total Short-Term Securities — 0.1% (Cost: $710,000)		710,000
Total Investments — 100.0% (Cost: $538,967,595)		701,095,023
Liabilities in Excess of Other Assets — (0.0)%		(234,699)
Net Assets — 100.0%		$700,860,324

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$1,090,000	$—	$(380,000)(a)	$—	$—	$710,000	710,000	$47,601	$—

(a)	Represents net amount purchased (sold).
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Chile ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	5	09/19/25	$316	$15,496
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$15,496	$—	$—	$—	$15,496

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$137,913	$—	$—	$—	$137,913
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$25,595	$—	$—	$—	$25,595
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$554,818
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$594,099,475	$—	$—	$594,099,475
Preferred Stocks	106,285,548	—	—	106,285,548
Short-Term Securities
Money Market Funds	710,000	—	—	710,000
	$701,095,023	$—	$—	$701,095,023
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Chile ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$15,496	$—	$—	$15,496

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
8

Schedule of Investments
August 31, 2025
iShares® MSCI Israel ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 4.7%
Bet Shemesh Engines Holdings 1997 Ltd.(a)	9,205	$1,726,654
Elbit Systems Ltd.	35,146	17,096,658
		18,823,312
Banks — 25.3%
Bank Hapoalim BM	1,580,263	30,884,357
Bank Leumi Le-Israel BM	1,888,316	36,287,860
FIBI Holdings Ltd.	22,407	1,698,450
First International Bank Of Israel Ltd. (The)	69,757	4,946,218
Israel Discount Bank Ltd., Class A	1,549,626	15,351,579
Mizrahi Tefahot Bank Ltd.	197,157	12,875,706
		102,044,170
Broadline Retail — 1.1%
Global-e Online Ltd.(a)	139,225	4,658,469
Building Products — 0.2%
Inrom Construction Industries Ltd.	131,291	804,496
Capital Markets — 1.1%
Etoro Group Ltd.(a)	17,907	795,071
Meitav Investment House Ltd.	44,780	1,262,542
Tel Aviv Stock Exchange Ltd.	109,578	2,543,518
		4,601,131
Chemicals — 2.2%
ICL Group Ltd.	978,967	6,363,465
Israel Corp Ltd.	4,786	1,550,065
Turpaz Industries Ltd.	57,419	858,168
		8,771,698
Communications Equipment — 0.2%
Ituran Location and Control Ltd.	20,117	678,345
Construction & Engineering — 1.9%
Ashtrom Group Ltd.	63,446	1,294,969
Elco Ltd.	13,618	726,984
Electra Ltd./Israel	2,662	1,588,473
Kvutzat Acro Ltd.	35,871	492,203
Shapir Engineering and Industry Ltd.(b)	203,443	1,608,118
Shikun & Binui Ltd.(a)	415,750	1,840,416
		7,551,163
Consumer Finance — 0.2%
Isracard Ltd.	247,141	994,986
Consumer Staples Distribution & Retail — 1.2%
M Yochananof & Sons Ltd.	6,384	557,986
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	11,319	1,030,942
Shufersal Ltd.	252,758	3,138,934
		4,727,862
Diversified REITs — 0.7%
Reit 1 Ltd.	246,577	1,790,144
Sella Capital Real Estate Ltd.	301,132	925,576
		2,715,720
Diversified Telecommunication Services — 1.3%
Bezeq The Israeli Telecommunication Corp. Ltd.	2,802,737	5,153,754
Electronic Equipment, Instruments & Components — 1.1%
Nayax Ltd.(a)	18,509	920,408
Next Vision Stabilized Systems Ltd.	82,316	3,425,565
		4,345,973
Food Products — 0.5%
Strauss Group Ltd.	73,724	1,941,376
Health Care Equipment & Supplies — 0.2%
Inmode Ltd.(a)	67,922	1,014,755
Hotels, Restaurants & Leisure — 0.4%
Fattal Holdings 1998 Ltd.(a)	9,373	1,527,678
Security	Shares	Value
Household Durables — 0.4%
Azorim-Investment Development & Construction Co. Ltd.(b)	93,422	$562,922
Danya Cebus Ltd.	13,969	544,862
Electra Consumer Products 1970 Ltd.	16,116	569,120
		1,676,904
Independent Power and Renewable Electricity Producers — 2.6%
Energix-Renewable Energies Ltd.(b)	348,080	1,347,440
Enlight Renewable Energy Ltd.(a)	151,635	4,297,593
Kenon Holdings Ltd./Singapore	23,073	1,088,066
OPC Energy Ltd.(a)	175,224	2,768,511
OY Nofar Energy Ltd.(a)	33,696	1,066,125
		10,567,735
Insurance — 6.2%
Clal Insurance Enterprises Holdings Ltd.	90,635	4,650,594
Harel Insurance Investments & Financial Services Ltd.	143,293	4,770,892
Menora Mivtachim Holdings Ltd.	27,595	2,675,117
Migdal Insurance & Financial Holdings Ltd.	735,032	2,647,723
Phoenix Financial Ltd.	285,648	10,100,640
		24,844,966
IT Services — 3.6%
Formula Systems 1985 Ltd.	12,598	1,608,484
Matrix IT Ltd.	44,238	1,556,670
One Software Technologies Ltd.	58,878	1,437,106
Wix.com Ltd.(a)	70,372	9,928,082
		14,530,342
Machinery — 0.2%
Kornit Digital Ltd.(a)	57,302	856,092
Marine Transportation — 0.5%
ZIM Integrated Shipping Services Ltd.(b)	152,279	2,072,517
Oil, Gas & Consumable Fuels — 1.8%
Delek Group Ltd.	11,560	2,550,632
Equital Ltd.(a)	29,853	1,311,551
Oil Refineries Ltd.	2,744,934	680,277
Paz Retail & Energy Ltd.	11,522	2,173,374
Tamar Petroleum Ltd.(c)	50,146	626,384
		7,342,218
Passenger Airlines — 0.4%
El Al Israel Airlines(a)	379,815	1,517,790
Personal Care Products — 0.8%
Oddity Tech Ltd., Class A(a)(b)	50,738	3,054,935
Pharmaceuticals — 6.6%
Teva Pharmaceutical Industries Ltd., ADR(a)	1,449,967	26,650,393
Professional Services — 0.8%
Danel Adir Yeoshua Ltd.	6,312	895,008
Fiverr International Ltd.(a)	38,967	917,673
Hilan Ltd.	20,304	1,607,493
		3,420,174
Real Estate Management & Development — 7.5%
AFI Properties Ltd.(a)	0	37
Africa Israel Residences Ltd.(b)	7,974	574,501
Airport City Ltd.(a)	73,681	1,338,691
Alony Hetz Properties & Investments Ltd.	190,287	2,162,399
Amot Investments Ltd.	311,737	2,227,099
Aura Investments Ltd.	195,630	1,210,451
Azrieli Group Ltd.	53,651	5,142,590
Big Shopping Centers Ltd.	18,742	3,678,949
Blue Square Real Estate Ltd.	6,981	789,146
Electra Real Estate Ltd.(a)	41,276	566,602
G City Ltd.	134,844	512,577
Gav-Yam Lands Corp. Ltd.	0	1
Israel Canada T.R Ltd.(b)	230,072	990,708
Isras Holdings Ltd.(a)	4,832	559,827
Isras Investment Co. Ltd.	1,579	415,080
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Israel ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Management & Development (continued)
Mega Or Holdings Ltd.	30,115	$1,468,258
Melisron Ltd.	30,122	3,529,889
Mivne Real Estate KD Ltd.	731,993	2,681,894
Prashkovsky Investments and Construction Ltd.	9,153	365,534
Summit Real Estate Holdings Ltd.	46,738	907,927
YH Dimri Construction & Development Ltd.	11,786	1,288,233
		30,410,393
Semiconductors & Semiconductor Equipment — 5.3%
Camtek Ltd./Israel(a)	37,470	3,212,547
Nova Ltd.(a)	37,039	9,843,891
Tower Semiconductor Ltd.(a)	141,280	8,447,865
		21,504,303
Software — 19.0%
Cellebrite DI Ltd.(a)	136,228	2,234,139
Check Point Software Technologies Ltd.(a)	109,597	21,167,565
CyberArk Software Ltd.(a)	60,370	27,363,306
Magic Software Enterprises Ltd.	34,137	703,753
Monday.com Ltd.(a)	51,349	9,910,357
Nice Ltd.(a)	79,957	11,271,164
Radware Ltd.(a)	43,168	1,089,560
Riskified Ltd., Class A(a)	109,080	520,312
Sapiens International Corp. NV	42,389	1,814,839
SimilarWeb Ltd.(a)	58,685	609,737
		76,684,732
Specialty Retail — 0.6%
Carasso Motors Ltd.	40,736	487,308
Delek Automotive Systems Ltd.	61,660	479,776
Fox Wizel Ltd.	10,503	983,171
Retailors Ltd.	24,358	449,167
		2,399,422
Textiles, Apparel & Luxury Goods — 0.2%
Delta Galil Ltd.(b)	14,845	777,009
Security	Shares	Value
Wireless Telecommunication Services — 0.8%
Cellcom Israel Ltd.(a)	148,095	$1,342,757
Partner Communications Co. Ltd.	188,615	1,768,022
		3,110,779
Total Long-Term Investments — 99.6% (Cost: $338,719,124)		401,775,592
Short-Term Securities
Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	5,109,367	5,111,922
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	240,000	240,000
Total Short-Term Securities — 1.3% (Cost: $5,351,573)		5,351,922
Total Investments — 100.9% (Cost: $344,070,697)		407,127,514
Liabilities in Excess of Other Assets — (0.9)%		(3,652,231)
Net Assets — 100.0%		$403,475,283

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$7,497,759	$—	$(2,383,866)(a)	$(1,347)	$(624)	$5,111,922	5,109,367	$71,824 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	240,000 (a)	—	—	—	240,000	240,000	5,765	—
				$(1,347)	$(624)	$5,351,922		$77,589	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	22	09/19/25	$1,380	$(16,066)
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Israel ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$16,066	$—	$—	$—	$16,066

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$45,095	$—	$—	$—	$45,095
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(24,637)	$—	$—	$—	$(24,637)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,202,583
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$121,632,005	$280,143,587	$—	$401,775,592
Short-Term Securities
Money Market Funds	5,351,922	—	—	5,351,922
	$126,983,927	$280,143,587	$—	$407,127,514
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(16,066)	$—	$—	$(16,066)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI South Africa ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 15.3%
Absa Group Ltd.	1,262,794	$13,521,417
Capitec Bank Holdings Ltd.	90,382	18,282,056
Nedbank Group Ltd.	713,753	9,147,386
Standard Bank Group Ltd.	1,636,238	23,020,206
		63,971,065
Broadline Retail — 16.3%
Naspers Ltd., Class N	206,458	68,114,884
Capital Markets — 1.6%
Reinet Investments SCA	224,480	6,813,935
Chemicals — 1.6%
Sasol Ltd.(a)	988,927	6,669,738
Consumer Staples Distribution & Retail — 7.8%
Bid Corp. Ltd.	502,235	13,132,705
Clicks Group Ltd.	376,123	7,955,727
Shoprite Holdings Ltd.	758,858	11,311,028
		32,399,460
Financial Services — 8.3%
FirstRand Ltd.	6,375,279	26,871,946
Remgro Ltd.	804,248	7,736,735
		34,608,681
Industrial Conglomerates — 1.7%
Bidvest Group Ltd. (The)	524,204	7,039,905
Insurance — 8.7%
Discovery Ltd.	834,542	10,266,191
Old Mutual Ltd.	7,333,970	5,779,035
OUTsurance Group Ltd.	1,423,924	6,131,591
Sanlam Ltd.	2,679,965	13,855,602
		36,032,419
Metals & Mining — 28.9%
Anglogold Ashanti PLC	637,876	35,896,824
Gold Fields Ltd.	1,125,157	37,453,605
Harmony Gold Mining Co. Ltd.	852,248	11,346,729
Security	Shares	Value
Metals & Mining (continued)
Impala Platinum Holdings Ltd.(a)	1,351,596	$12,264,537
Sibanye Stillwater Ltd.(a)	4,384,032	8,339,728
Valterra Platinum Ltd.	331,156	15,186,193
		120,487,616
Real Estate Management & Development — 1.9%
NEPI Rockcastle NV	964,500	8,010,708
Specialty Retail — 1.9%
Pepkor Holdings Ltd.(b)	5,548,215	7,981,848
Wireless Telecommunication Services — 5.8%
MTN Group Ltd.	1,924,993	16,352,753
Vodacom Group Ltd.	986,291	7,949,036
		24,301,789
Total Long-Term Investments — 99.8% (Cost: $366,823,452)		416,432,048
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	180,000	180,000
Total Short-Term Securities — 0.0% (Cost: $180,000)		180,000
Total Investments — 99.8% (Cost: $367,003,452)		416,612,048
Other Assets Less Liabilities — 0.2%		789,708
Net Assets — 100.0%		$417,401,756

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$3,125,509	$—	$(3,126,039)(b)	$218	$312	$—	—	$17,521 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	130,000	50,000 (b)	—	—	—	180,000	180,000	9,733	—
				$218	$312	$180,000		$27,254	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI South Africa ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/JSE Top 40 Index	16	09/18/25	$854	$17,090
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$17,090	$—	$—	$—	$17,090

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$197,329	$—	$—	$—	$197,329
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$9,395	$—	$—	$—	$9,395
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$703,368
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$98,245,463	$318,186,585	$—	$416,432,048
Short-Term Securities
Money Market Funds	180,000	—	—	180,000
	$98,425,463	$318,186,585	$—	$416,612,048
Derivative Financial Instruments(a)
Assets
Equity Contracts	$17,090	$—	$—	$17,090

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Israel ETF	iShares MSCI South Africa ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$5,325,902,491	$700,385,023	$401,775,592	$416,432,048
Investments, at value—affiliated(c)	23,692,389	710,000	5,351,922	180,000
Cash	3,072,819	6,606	282,444	7,596
Cash pledged for futures contracts	6,997,000	15,000	—	—
Foreign currency collateral pledged for futures contracts(d)	—	—	97,101	73,186
Foreign currency, at value(e)	21,822,468	—	464,416	405,909
Receivables:
Securities lending income—affiliated	1,012	—	5,530	—
Capital shares sold	—	—	153,934	—
Dividends—unaffiliated	52,014,924	139,959	915,641	507,854
Dividends—affiliated	59,281	2,771	493	466
Total assets	5,433,562,384	701,259,359	409,047,073	417,607,059
LIABILITIES
Foreign bank overdraft	—	77,893	—	—
Collateral on securities loaned, at value	4,632,389	—	5,105,490	—
Payables:
Investments purchased	—	—	153,934	—
Deferred foreign capital gain tax	—	—	119,009	—
Foreign taxes	—	—	2,754	—
Investment advisory fees	2,530,031	317,784	179,531	203,166
Variation margin on futures contracts	310,929	3,358	11,072	2,137
Total liabilities	7,473,349	399,035	5,571,790	205,303
Commitments and contingent liabilities
NET ASSETS	$5,426,089,035	$700,860,324	$403,475,283	$417,401,756
NET ASSETS CONSIST OF
Paid-in capital	$8,867,385,976	$918,463,919	$415,941,597	$709,789,870
Accumulated loss	(3,441,296,941)	(217,603,595)	(12,466,314)	(292,388,114)
NET ASSETS	$5,426,089,035	$700,860,324	$403,475,283	$417,401,756
NET ASSET VALUE
Shares outstanding	184,650,000	21,450,000	4,250,000	7,300,000
Net asset value	$29.39	$32.67	$94.94	$57.18
Shares authorized	2 billion	300 million	500 million	400 million
Par value	$0.001	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$3,754,173,264	$538,257,595	$338,719,124	$366,823,452
(b) Securities loaned, at value	$4,494,760	$—	$4,853,838	$—
(c) Investments, at cost—affiliated	$23,692,389	$710,000	$5,351,573	$180,000
(d) Foreign currency collateral pledged, at cost	$—	$—	$97,270	$74,326
(e) Foreign currency, at cost	$21,872,205	$(78,202)	$465,307	$402,715
See notes to financial statements.
Statements of Assets and Liabilities
14

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Israel ETF	iShares MSCI South Africa ETF
INVESTMENT INCOME
Dividends—unaffiliated	$251,540,888	$21,644,275	$6,146,688	$11,619,690
Dividends—affiliated	521,333	47,601	5,765	9,733
Interest—unaffiliated	350,255	12,805	1,859	4,246
Securities lending income—affiliated—net	44,898	—	71,824	17,521
Other income—unaffiliated	—	—	—	9,250
Foreign taxes withheld	(18,067,210)	(3,694,833)	(1,492,613)	(1,501,116)
Total investment income	234,390,164	18,009,848	4,733,523	10,159,324
EXPENSES
Investment advisory	23,221,145	3,313,355	1,451,317	2,067,426
Commitment costs	35,705	5,564	2,299	3,491
Interest expense	908	—	151	—
Total expenses	23,257,758	3,318,919	1,453,767	2,070,917
Net investment income	211,132,406	14,690,929	3,279,756	8,088,407
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(83,138,911)	3,934,253	(7,185,265)	(34,637,169)
Investments—affiliated	(11,431)	—	(1,347)	218
Foreign currency transactions	(3,188,021)	(257,940)	67,937	128,221
Futures contracts	792,896	137,913	45,095	197,329
In-kind redemptions—unaffiliated(b)	(4,097,414)	—	14,027,707	12,520,284
Payment by affiliate	—	—	—	9,250
	(89,642,881)	3,814,226	6,954,127	(21,781,867)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	97,830,615	107,304,296	72,056,430	113,910,154
Investments—affiliated	—	—	(624)	312
Foreign currency translations	5,041,104	(625)	7,130	(3,058)
Futures contracts	(399,474)	25,595	(24,637)	9,395
	102,472,245	107,329,266	72,038,299	113,916,803
Net realized and unrealized gain	12,829,364	111,143,492	78,992,426	92,134,936
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,961,770	$125,834,421	$82,272,182	$100,223,343
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$—	$(9,008)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$(118,809)	$—
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$211,132,406	$317,623,585	$14,690,929	$17,472,209
Net realized gain (loss)	(89,642,881)	92,477,875	3,814,226	(26,218,915)
Net change in unrealized appreciation (depreciation)	102,472,245	(230,240,548)	107,329,266	(16,193,508)
Net increase (decrease) in net assets resulting from operations	223,961,770	179,860,912	125,834,421	(24,940,214)
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(233,188,307)	(349,882,841)	(14,685,763)	(18,089,930)
Return of capital	—	—	(280,694)	(350,422)
Decrease in net assets resulting from distributions to shareholders	(233,188,307)	(349,882,841)	(14,966,457)	(18,440,352)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,346,794,560	(868,077,759)	59,731,238	(47,367,975)
NET ASSETS
Total increase (decrease) in net assets	1,337,568,023	(1,038,099,688)	170,599,202	(90,748,541)
Beginning of year	4,088,521,012	5,126,620,700	530,261,122	621,009,663
End of year	$5,426,089,035	$4,088,521,012	$700,860,324	$530,261,122

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
16

Statements of Changes in Net Assets(continued)

	iShares MSCI Israel ETF		iShares MSCI South Africa ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,279,756	$1,578,101	$8,088,407	$7,369,893
Net realized gain (loss)	6,954,127	3,437,543	(21,781,867)	(9,203,474)
Net change in unrealized appreciation (depreciation)	72,038,299	23,665,125	113,916,803	54,486,901
Net increase in net assets resulting from operations	82,272,182	28,680,769	100,223,343	52,653,320
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,973,066)	(1,786,638)	(19,551,912)	(7,757,578)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	169,691,511	(15,525,209)	42,052,400	(21,515,627)
NET ASSETS
Total increase in net assets	248,990,627	11,368,922	122,723,831	23,380,115
Beginning of year	154,484,656	143,115,734	294,677,925	271,297,810
End of year	$403,475,283	$154,484,656	$417,401,756	$294,677,925

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Brazil ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$29.77	$30.82	$30.48	$36.58	$29.62
Net investment income(a)	1.44	1.97	2.14	4.10	1.34
Net realized and unrealized gain (loss)(b)	(0.21)	(0.88)	0.98	(6.56)	6.52
Net increase (decrease) from investment operations	1.23	1.09	3.12	(2.46)	7.86
Distributions from net investment income(c)	(1.61)	(2.14)	(2.78)	(3.64)	(0.90)
Net asset value, end of year	$29.39	$29.77	$30.82	$30.48	$36.58
Total Return(d)
Based on net asset value	5.11%	3.37%	11.49%	(6.05)%	26.35%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	5.38%	6.27%	7.13%	13.01%	3.84%
Supplemental Data
Net assets, end of year (000)	$5,426,089	$4,088,521	$5,126,621	$5,236,173	$5,044,685
Portfolio turnover rate(f)	19%	22%	22%	27%	17%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
18

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Chile ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$26.71	$28.36	$27.62	$28.52	$25.37
Net investment income(a)	0.75	0.82	1.64	2.17	0.63
Net realized and unrealized gain (loss)(b)	5.97	(1.60)	0.96	(1.16)	3.16
Net increase (decrease) from investment operations	6.72	(0.78)	2.60	1.01	3.79
Distributions(c)
From net investment income	(0.74)	(0.85)	(1.86)	(1.91)	(0.64)
Return of capital	(0.02)	(0.02)	—	—	—
Total distributions	(0.76)	(0.87)	(1.86)	(1.91)	(0.64)
Net asset value, end of year	$32.67	$26.71	$28.36	$27.62	$28.52
Total Return(d)
Based on net asset value	25.36%	(2.72)%	9.54%	4.03%	14.90%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.60%	0.59%	0.58%	0.57%
Net investment income	2.63%	3.12%	5.87%	8.30%	2.17%
Supplemental Data
Net assets, end of year (000)	$700,860	$530,261	$621,010	$493,079	$476,286
Portfolio turnover rate(f)	45%	31%	47%	94%	62%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Israel ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$67.17	$55.04	$66.35	$72.22	$56.70
Net investment income(a)	1.07	0.66	1.04	1.16	0.26
Net realized and unrealized gain (loss)(b)	27.74	12.25	(11.47)	(5.74)	15.38
Net increase (decrease) from investment operations	28.81	12.91	(10.43)	(4.58)	15.64
Distributions from net investment income(c)	(1.04)	(0.78)	(0.88)	(1.29)	(0.12)
Net asset value, end of year	$94.94	$67.17	$55.04	$66.35	$72.22
Total Return(d)
Based on net asset value	43.16%	23.62%	(15.74)%	(6.38)%	27.59%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	1.34%	1.13%	1.82%	1.64%	0.40%
Supplemental Data
Net assets, end of year (000)	$403,475	$154,485	$143,116	$162,562	$162,485
Portfolio turnover rate(f)	8%	7%	12%	13%	21%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
20

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$46.77	$39.32	$39.97	$49.35	$37.17
Net investment income(a)	1.14	1.07	1.25	1.43	0.77
Net realized and unrealized gain (loss)(b)	12.31	7.51	(0.56)	(9.35)	13.67
Net increase (decrease) from investment operations	13.45	8.58	0.69	(7.92)	14.44
Distributions from net investment income(c)	(3.04)	(1.13)	(1.34)	(1.46)	(2.26)
Net asset value, end of year	$57.18	$46.77	$39.32	$39.97	$49.35
Total Return(d)
Based on net asset value	30.34%(e)	22.32%	1.62%	(16.34)%	39.49%
Ratios to Average Net Assets(f)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	2.32%	2.64%	3.01%	3.02%	1.69%
Supplemental Data
Net assets, end of year (000)	$417,402	$294,678	$271,298	$315,761	$276,373
Portfolio turnover rate(g)	19%	4%	5%	8%	20%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Brazil	Non-diversified
MSCI Chile	Non-diversified
MSCI Israel	Non-diversified
MSCI South Africa	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.  Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
The portion of distributions that exceeds each Fund's current and accumulated earnings and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to the Fund's shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder's cost basis and will result in higher capital gains or lower capital losses when each Fund's shares on which distributions were received are sold.  Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gains.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Brazil
BofA Securities, Inc.	$4,494,760	$(4,494,760)	$—	$—
MSCI Israel
BofA Securities, Inc.	$235,130	$(235,130)	$—	$—
Goldman Sachs & Co. LLC	516,657	(516,657)	—	—
J.P. Morgan Securities LLC	2,524,549	(2,524,549)	—	—
UBS AG	1,577,502	(1,577,502)	—	—
	$4,853,838	$(4,853,838)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
Notes to Financial Statements
24

Notes to Financial Statements  (continued)
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the iShares MSCI Brazil ETF (the “Group 1 Fund”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Pursuant to the current securities lending agreement, each of iShares MSCI Chile ETF, iShares MSCI Israel ETF and iShares MSCI South Africa ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Prior to January 1, 2025,  commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: the Group 1 Fund, pursuant to the securities lending agreement, retained  for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Brazil	$14,614
MSCI Israel	17,974
MSCI South Africa	4,528
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Brazil	$118,089	$10,608,928	$(3,371,866)
MSCI Israel	749,427	3,750,865	(802,478)
For the year ended August 31, 2025, iShares MSCI South Africa ETF received a reimbursement of $9,250 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Brazil	$1,902,056,385	$740,318,842
MSCI Chile	311,197,299	250,434,545
MSCI Israel	20,252,956	19,085,707
MSCI South Africa	66,027,357	68,807,112
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Brazil	$188,071,470	$41,209,101
MSCI Israel	210,684,985	42,653,676
MSCI South Africa	86,976,259	53,834,653
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions was reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Brazil	$(6,149,700)	$6,149,700
MSCI Israel	13,758,829	(13,758,829)
MSCI South Africa	11,064,325	(11,064,325)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Brazil
Ordinary income	$233,188,307	$349,882,841
MSCI Chile
Ordinary income	$14,685,763	$18,089,930
Return of capital	280,694	350,422
	$14,966,457	$18,440,352
MSCI Israel
Ordinary income	$2,973,066	$1,786,638
MSCI South Africa
Ordinary income	$19,551,912	$7,757,578
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
MSCI Brazil	$50,951,557	$(4,551,373,399)	$1,059,124,901	$ —	$(3,441,296,941)
MSCI Chile	—	(351,550,176)	134,182,705	(236,124)	(217,603,595)
MSCI Israel	2,764,306	(75,087,308)	59,856,688	—	(12,466,314)
MSCI South Africa	20,975,020	(326,093,160)	12,730,026	—	(292,388,114)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil	$4,291,116,685	$1,061,889,431	$(3,411,236)	$1,058,478,195
MSCI Chile	566,900,820	158,330,879	(24,136,676)	134,194,203
MSCI Israel	347,164,210	86,693,831	(26,730,527)	59,963,304
MSCI South Africa	403,903,138	57,316,416	(44,590,416)	12,726,000
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invests a significant portion of their assets in securities of issuers located in Israel or with significant exposure to Israeli issuers. On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant, and may negatively impact Israel’s economy and issuers of securities in which certain Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
29
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Brazil
Shares sold	61,300,000	$1,692,156,008	9,950,000	$317,055,689
Shares redeemed	(14,000,000)	(345,361,448)	(38,950,000)	(1,185,133,448)
	47,300,000	$1,346,794,560	(29,000,000)	$(868,077,759)
MSCI Chile
Shares sold	5,500,000	$168,390,382	3,000,000	$81,979,021
Shares redeemed	(3,900,000)	(108,659,144)	(5,050,000)	(129,346,996)
	1,600,000	$59,731,238	(2,050,000)	$(47,367,975)
MSCI Israel
Shares sold	2,500,000	$212,847,471	800,000	$47,440,485
Shares redeemed	(550,000)	(43,155,960)	(1,100,000)	(62,965,694)
	1,950,000	$169,691,511	(300,000)	$(15,525,209)
MSCI South Africa
Shares sold	2,100,000	$96,059,698	1,700,000	$68,292,329
Shares redeemed	(1,100,000)	(54,007,298)	(2,300,000)	(89,807,956)
	1,000,000	$42,052,400	(600,000)	$(21,515,627)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
30

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Brazil ETF
iShares MSCI Chile ETF
iShares MSCI Israel ETF
iShares MSCI South Africa ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
31
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Chile	$21,263,500
MSCI Israel	5,435,884
MSCI South Africa	11,150,058
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil	$251,540,890	$17,741,946
MSCI Chile	21,644,276	3,727,874
MSCI Israel	6,146,686	1,313,381
MSCI South Africa	11,619,690	1,501,045
Important Tax Information
32

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Brazil ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
33
2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI Brazil ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
34

Board Review and Approval of Investment Advisory Contract
iShares MSCI Brazil ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information forother ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
35
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
Board Review and Approval of Investment Advisory Contract
36

Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Chile ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
37
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
Board Review and Approval of Investment Advisory Contract
38

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Israel ETF, iShares MSCI South Africa ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than
39
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
40

Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
41
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report
42

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Canada ETF | EWC | NYSE Arca
• iShares MSCI Japan ETF | EWJ | NYSE Arca
• iShares MSCI South Korea ETF | EWY | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI Canada ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.6%
Bombardier Inc., Class B(a)	82,099	$9,598,293
CAE Inc.(a)	380,742	10,266,047
		19,864,340
Automobile Components — 0.5%
Magna International Inc.	336,200	15,432,372
Banks — 24.1%
Bank of Montreal	908,645	109,955,738
Bank of Nova Scotia (The)	1,563,399	97,639,154
Canadian Imperial Bank of Commerce	1,178,658	91,050,226
National Bank of Canada	491,065	51,618,410
Royal Bank of Canada	1,775,226	257,982,018
Toronto-Dominion Bank (The)	2,197,644	165,013,325
		773,258,871
Broadline Retail — 1.7%
Canadian Tire Corp. Ltd., Class A, NVS	64,745	8,073,384
Dollarama Inc.	347,770	47,419,383
		55,492,767
Capital Markets — 4.8%
Brookfield Asset Management Ltd., Class A	457,574	27,537,402
Brookfield Corp., Class A	1,658,201	108,993,195
IGM Financial Inc.	103,305	3,703,890
TMX Group Ltd.	348,000	13,898,715
		154,133,202
Chemicals — 1.1%
Nutrien Ltd.	612,110	35,277,611
Commercial Services & Supplies — 1.7%
Element Fleet Management Corp.	506,786	13,505,929
GFL Environmental Inc.	263,800	13,196,243
RB Global Inc.	232,352	26,614,696
		53,316,868
Construction & Engineering — 1.9%
AtkinsRealis Group Inc.	159,605	10,975,422
Stantec Inc.	142,828	15,525,077
WSP Global Inc.	163,657	33,328,423
		59,828,922
Consumer Staples Distribution & Retail — 3.7%
Alimentation Couche-Tard Inc.	950,875	48,196,315
Empire Co. Ltd., NVS	160,796	6,241,697
George Weston Ltd.	219,240	14,118,459
Loblaw Companies Ltd.	754,967	30,834,164
Metro Inc./CN	261,170	18,720,337
		118,110,972
Containers & Packaging — 0.4%
CCL Industries Inc., Class B, NVS	185,943	11,138,843
Diversified Telecommunication Services — 0.4%
BCE Inc.	94,686	2,362,755
TELUS Corp.	624,169	10,289,574
		12,652,329
Electric Utilities — 2.0%
Emera Inc.	373,233	17,776,365
Fortis Inc./Canada	630,145	31,361,569
Hydro One Ltd.(b)	413,669	15,063,594
		64,201,528
Electronic Equipment, Instruments & Components — 0.9%
Celestica Inc.(a)	145,485	28,337,450
Security	Shares	Value
Food Products — 0.2%
Saputo Inc.	314,577	$7,875,019
Gas Utilities — 0.3%
AltaGas Ltd.	374,121	11,090,011
Ground Transportation — 5.1%
Canadian National Railway Co.	670,083	64,868,777
Canadian Pacific Kansas City Ltd.	1,167,679	88,943,751
TFI International Inc.	99,620	9,438,638
		163,251,166
Hotels, Restaurants & Leisure — 0.8%
Restaurant Brands International Inc.	391,430	24,788,049
Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp.	71,963	2,425,578
Insurance — 7.9%
Fairfax Financial Holdings Ltd.	24,824	42,736,287
Great-West Lifeco Inc.	351,517	13,923,999
iA Financial Corp. Inc.	116,810	12,566,846
Intact Financial Corp.	223,591	44,776,810
Manulife Financial Corp.	2,161,197	66,487,475
Power Corp. of Canada	699,552	29,610,047
Sun Life Financial Inc.	719,219	42,010,957
		252,112,421
IT Services — 7.5%
CGI Inc.	252,046	24,475,082
Shopify Inc., Class A(a)	1,527,840	215,801,073
		240,276,155
Metals & Mining — 11.8%
Agnico Eagle Mines Ltd.	631,796	91,092,530
Alamos Gold Inc., Class A	526,643	16,044,521
Barrick Mining Corp.	2,158,504	57,571,633
First Quantum Minerals Ltd.(a)	890,391	15,605,426
Franco-Nevada Corp.	241,447	45,504,589
Ivanhoe Mines Ltd., Class A(a)(c)	928,634	8,208,845
Kinross Gold Corp.	1,544,672	32,291,501
Lundin Gold Inc.	136,341	8,383,877
Lundin Mining Corp.	868,253	10,045,902
Pan American Silver Corp.	453,627	15,388,999
Teck Resources Ltd., Class B	588,984	20,139,577
Wheaton Precious Metals Corp.	568,781	57,120,381
		377,397,781
Multi-Utilities — 0.2%
Canadian Utilities Ltd., Class A, NVS	168,924	4,702,344
Oil, Gas & Consumable Fuels — 16.2%
ARC Resources Ltd.	734,073	14,127,170
Cameco Corp.	546,444	42,271,970
Canadian Natural Resources Ltd.	2,635,151	83,447,568
Cenovus Energy Inc.	1,713,656	28,499,584
Enbridge Inc.	2,734,087	132,289,716
Imperial Oil Ltd.	223,195	20,253,075
Keyera Corp.	287,529	9,264,323
Pembina Pipeline Corp.	728,628	27,519,521
Suncor Energy Inc.	1,551,917	64,151,402
TC Energy Corp.	1,303,678	67,891,689
Tourmaline Oil Corp.	445,558	18,920,845
Whitecap Resources Inc.	1,547,276	11,649,495
		520,286,358
Professional Services — 1.1%
Thomson Reuters Corp.	197,901	35,147,656
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Canada ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Management & Development — 0.3%
FirstService Corp.	51,230	$10,313,891
Software — 3.3%
Constellation Software Inc./Canada	25,242	83,634,676
Descartes Systems Group Inc. (The)(a)	107,072	10,700,573
Open Text Corp.	325,327	10,759,349
		105,094,598
Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear Inc.	180,596	9,859,896
Trading Companies & Distributors — 0.3%
Toromont Industries Ltd.	102,226	10,688,194
Wireless Telecommunication Services — 0.5%
Rogers Communications Inc., Class B, NVS	456,150	16,344,808
Total Common Stocks — 99.7% (Cost: $2,854,836,251)		3,192,700,000
Warrants
Software — 0.0%
Constellation Software Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50)(a)(d)	34,014	0
Total Warrants — 0.0% (Cost: $—)		0
Total Long-Term Investments — 99.7% (Cost: $2,854,836,251)		3,192,700,000
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	7,932,079	$7,936,045
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(e)(f)	1,320,000	1,320,000
Total Short-Term Securities — 0.3% (Cost: $9,255,142)		9,256,045
Total Investments — 100.0% (Cost: $2,864,091,393)		3,201,956,045
Other Assets Less Liabilities — 0.0%		1,172,292
Net Assets — 100.0%		$3,203,128,337

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,497,884	$—	$(2,563,720)(a)	$3,473	$(1,592)	$7,936,045	7,932,079	$28,062 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,190,000	130,000 (a)	—	—	—	1,320,000	1,320,000	61,108	—
				$3,473	$(1,592)	$9,256,045		$89,170	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index	38	09/18/25	$9,384	$578,576
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$578,576	$—	$—	$—	$578,576

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,812,012	$—	$—	$—	$1,812,012
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$104,218	$—	$—	$—	$104,218
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$8,123,864
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,192,700,000	$—	$—	$3,192,700,000
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	9,256,045	—	—	9,256,045
	$3,201,956,045	$—	$—	$3,201,956,045
Derivative Financial Instruments(a)
Assets
Equity Contracts	$578,576	$—	$—	$578,576

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Japan ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.1%
SG Holdings Co. Ltd.	1,023,300	$11,017,559
Automobile Components — 1.9%
Aisin Corp.	1,755,800	28,894,276
Bridgestone Corp.	2,033,500	91,864,224
Denso Corp.	6,216,500	89,079,666
Sumitomo Electric Industries Ltd.	2,545,000	71,282,804
		281,120,970
Automobiles — 6.5%
Honda Motor Co. Ltd.	14,098,100	156,277,045
Isuzu Motors Ltd.	1,895,500	24,828,431
Nissan Motor Co. Ltd.(a)(b)	7,919,300	17,761,185
Subaru Corp.	2,087,400	40,947,175
Suzuki Motor Corp.	5,596,800	74,061,107
Toyota Motor Corp.	33,762,200	653,717,990
Yamaha Motor Co. Ltd.	3,267,100	23,677,231
		991,270,164
Banks — 10.2%
Chiba Bank Ltd. (The)	1,987,900	20,336,189
Concordia Financial Group Ltd.	3,654,800	27,576,772
Japan Post Bank Co. Ltd.	6,393,800	80,370,947
Mitsubishi UFJ Financial Group Inc.	40,841,880	621,574,803
Mizuho Financial Group Inc.	8,959,158	294,737,282
Resona Holdings Inc.	7,393,600	74,153,632
Sumitomo Mitsui Financial Group Inc.	13,146,200	358,044,263
Sumitomo Mitsui Trust Group Inc.	2,278,264	64,837,067
		1,541,630,955
Beverages — 0.8%
Asahi Group Holdings Ltd.	5,145,300	64,659,606
Kirin Holdings Co. Ltd.	2,766,500	40,160,106
Suntory Beverage & Food Ltd.	491,900	15,227,543
		120,047,255
Broadline Retail — 0.8%
Pan Pacific International Holdings Corp.	1,356,000	48,910,066
Rakuten Group Inc.(a)	5,388,500	33,168,674
Ryohin Keikaku Co. Ltd.	1,814,400	39,023,163
		121,101,903
Building Products — 0.9%
AGC Inc.	699,500	21,934,385
Daikin Industries Ltd.	940,400	117,488,249
		139,422,634
Capital Markets — 1.3%
Daiwa Securities Group Inc.	4,725,600	36,634,556
Japan Exchange Group Inc.	3,531,700	36,913,787
Nomura Holdings Inc.	10,701,300	76,142,623
SBI Holdings Inc.	998,910	46,934,553
		196,625,519
Chemicals — 2.5%
Asahi Kasei Corp.	4,359,300	35,574,397
Mitsubishi Chemical Group Corp.	4,553,400	25,873,841
Nippon Paint Holdings Co. Ltd.	3,357,900	24,297,710
Nippon Sanso Holdings Corp.	616,700	22,354,003
Nitto Denko Corp.	2,516,800	56,649,703
Shin-Etsu Chemical Co. Ltd.	6,008,100	182,991,103
Toray Industries Inc.	4,913,000	32,820,903
		380,561,660
Commercial Services & Supplies — 0.7%
Dai Nippon Printing Co. Ltd.	1,400,000	23,449,469
Secom Co. Ltd.	1,495,200	55,203,478
Security	Shares	Value
Commercial Services & Supplies (continued)
Toppan Holdings Inc.	847,800	$21,857,401
		100,510,348
Construction & Engineering — 0.8%
Kajima Corp.	1,500,000	44,604,616
Obayashi Corp.	2,311,000	37,487,044
Taisei Corp.	555,400	37,600,487
		119,692,147
Consumer Staples Distribution & Retail — 1.5%
Aeon Co. Ltd.	7,916,700	96,037,878
Kobe Bussan Co. Ltd.	535,900	15,072,647
MatsukiyoCocokara & Co.	1,176,900	24,310,199
Seven & i Holdings Co. Ltd.	7,418,040	96,012,249
		231,432,973
Diversified Telecommunication Services — 0.7%
NTT Inc.	106,414,700	112,552,145
Electric Utilities — 0.5%
Chubu Electric Power Co. Inc.	2,428,800	33,443,955
Kansai Electric Power Co. Inc. (The)	3,373,300	46,803,371
		80,247,326
Electrical Equipment — 2.2%
Fuji Electric Co. Ltd.	476,300	29,993,319
Fujikura Ltd.	895,800	75,998,631
Mitsubishi Electric Corp.	6,774,400	161,725,434
Nidec Corp.	2,973,100	64,166,203
		331,883,587
Electronic Equipment, Instruments & Components — 3.7%
Keyence Corp.	693,604	264,431,665
Kyocera Corp.	4,571,700	60,802,203
Murata Manufacturing Co. Ltd.	5,942,200	95,928,271
Shimadzu Corp.	842,800	20,637,554
TDK Corp.	6,922,100	89,386,834
Yokogawa Electric Corp.	813,700	23,752,306
		554,938,833
Entertainment — 3.2%
Capcom Co. Ltd.	1,227,600	33,126,737
Konami Group Corp.	357,400	53,909,637
Nexon Co. Ltd.	1,172,600	26,534,988
Nintendo Co. Ltd.	3,933,700	350,842,416
Toho Co. Ltd./Tokyo	376,000	23,867,633
		488,281,411
Financial Services — 0.9%
Mitsubishi HC Capital Inc.	3,118,800	25,584,230
ORIX Corp.	4,142,300	106,987,303
		132,571,533
Food Products — 1.0%
Ajinomoto Co. Inc.	3,214,600	87,177,309
Kikkoman Corp.	2,404,800	20,639,487
MEIJI Holdings Co. Ltd.	848,412	17,654,682
Nissin Foods Holdings Co. Ltd.	694,400	13,076,378
Yakult Honsha Co. Ltd.	902,700	14,746,583
		153,294,439
Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	1,292,800	36,791,912
Tokyo Gas Co. Ltd.	1,123,100	42,907,958
		79,699,870
Ground Transportation — 1.7%
Central Japan Railway Co.	2,750,600	73,160,815
East Japan Railway Co.	3,435,300	84,286,660
Hankyu Hanshin Holdings Inc.	856,500	25,358,296
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Ground Transportation (continued)
Tokyo Metro Co. Ltd.(a)(b)	1,022,500	$11,869,868
Tokyu Corp.	1,766,300	22,293,953
West Japan Railway Co.	1,508,500	33,715,637
		250,685,229
Health Care Equipment & Supplies — 2.1%
Hoya Corp.	1,227,700	158,528,756
Olympus Corp.	4,038,500	46,810,416
Sysmex Corp.	1,775,800	22,300,359
Terumo Corp.	4,745,600	85,092,613
		312,732,144
Health Care Technology — 0.2%
M3 Inc.	1,565,600	22,960,318
Hotels, Restaurants & Leisure — 0.7%
Oriental Land Co. Ltd./Japan	3,848,100	91,616,889
Zensho Holdings Co. Ltd.	341,100	21,518,461
		113,135,350
Household Durables — 4.8%
Panasonic Holdings Corp.	8,303,515	84,050,490
Sekisui House Ltd.	2,125,000	47,821,539
Sony Group Corp.	21,908,400	598,781,461
		730,653,490
Household Products — 0.2%
Unicharm Corp.	3,958,700	26,417,459
Industrial Conglomerates — 3.2%
Hikari Tsushin Inc.	64,400	17,148,845
Hitachi Ltd.	16,321,800	439,764,915
Sekisui Chemical Co. Ltd.	1,340,300	25,436,620
		482,350,380
Insurance — 4.8%
Dai-ichi Life Holdings Inc.	12,520,600	102,738,649
Japan Post Holdings Co. Ltd.	6,350,800	64,806,117
Japan Post Insurance Co. Ltd.	678,200	18,988,869
MS&AD Insurance Group Holdings Inc.	4,582,920	106,607,179
Sompo Holdings Inc.	3,165,150	101,156,440
T&D Holdings Inc.	1,735,900	44,942,136
Tokio Marine Holdings Inc.	6,544,800	280,692,999
		719,932,389
Interactive Media & Services — 0.2%
LY Corp.	9,877,100	31,270,684
IT Services — 3.0%
Fujitsu Ltd.	6,270,700	150,899,310
NEC Corp.	4,695,900	142,993,484
Nomura Research Institute Ltd.	1,344,812	52,789,585
Obic Co. Ltd.	1,149,300	40,638,261
Otsuka Corp.	804,800	16,528,535
SCSK Corp.	558,700	17,796,917
TIS Inc.	755,400	25,149,208
		446,795,300
Leisure Products — 0.7%
Bandai Namco Holdings Inc.	2,084,394	71,665,819
Shimano Inc.	269,700	29,907,803
		101,573,622
Machinery — 5.5%
Daifuku Co. Ltd.	1,147,100	36,104,164
FANUC Corp.	3,324,300	92,413,831
IHI Corp.	522,300	54,278,470
Kawasaki Heavy Industries Ltd.	542,800	32,833,543
Komatsu Ltd.	3,389,400	114,745,918
Security	Shares	Value
Machinery (continued)
Kubota Corp.	3,481,900	$40,257,914
Makita Corp.	797,500	26,924,723
Minebea Mitsumi Inc.	1,291,100	22,001,936
Mitsubishi Heavy Industries Ltd.	11,416,600	288,065,921
SMC Corp.	203,900	62,405,396
Toyota Industries Corp.	580,900	63,987,544
		834,019,360
Marine Transportation — 0.8%
Kawasaki Kisen Kaisha Ltd.	1,241,900	18,978,936
Mitsui OSK Lines Ltd.	1,227,800	39,399,146
Nippon Yusen KK	1,556,200	56,096,885
		114,474,967
Metals & Mining — 0.8%
JFE Holdings Inc.	2,038,950	25,347,778
Nippon Steel Corp.	3,445,170	72,565,543
Sumitomo Metal Mining Co. Ltd.	874,600	23,666,575
		121,579,896
Office REITs — 0.2%
Nippon Building Fund Inc.	27,701	26,802,968
Oil, Gas & Consumable Fuels — 0.9%
ENEOS Holdings Inc.	9,675,995	57,295,382
Idemitsu Kosan Co. Ltd.	2,746,845	18,223,278
Inpex Corp.	3,138,500	53,329,896
		128,848,556
Passenger Airlines — 0.1%
ANA Holdings Inc.	569,000	11,471,709
Japan Airlines Co. Ltd.	510,100	10,847,537
		22,319,246
Personal Care Products — 0.6%
Kao Corp.	1,659,500	75,401,071
Shiseido Co. Ltd.	1,416,300	22,985,461
		98,386,532
Pharmaceuticals — 4.4%
Astellas Pharma Inc.	6,443,650	70,736,265
Chugai Pharmaceutical Co. Ltd.	2,389,200	105,581,870
Daiichi Sankyo Co. Ltd.	6,098,307	145,820,653
Eisai Co. Ltd.	935,100	28,588,500
Kyowa Kirin Co. Ltd.	835,600	14,431,127
Otsuka Holdings Co. Ltd.	1,547,500	81,201,174
Shionogi & Co. Ltd.	2,683,600	46,420,141
Takeda Pharmaceutical Co. Ltd.	5,667,700	170,613,365
		663,393,095
Professional Services — 1.8%
Recruit Holdings Co. Ltd.	4,733,300	270,854,958
Real Estate Management & Development — 2.2%
Daito Trust Construction Co. Ltd.	207,900	22,123,011
Daiwa House Industry Co. Ltd.	1,994,300	70,464,026
Hulic Co. Ltd.	1,623,700	17,416,683
Mitsubishi Estate Co. Ltd.	3,786,300	80,657,756
Mitsui Fudosan Co. Ltd.	9,412,800	99,514,293
Sumitomo Realty & Development Co. Ltd.	1,101,400	45,245,193
		335,420,962
Semiconductors & Semiconductor Equipment — 4.2%
Advantest Corp.	2,729,700	208,738,746
Disco Corp.	327,300	89,551,102
Lasertec Corp.	286,200	29,713,364
Renesas Electronics Corp.	5,995,600	69,984,534
SCREEN Holdings Co. Ltd.	290,900	21,989,485
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd.	1,597,056	$217,496,802
		637,474,033
Software — 0.3%
Oracle Corp./Japan	137,000	14,179,822
Trend Micro Inc./Japan	451,900	23,950,220
		38,130,042
Specialty Retail — 1.9%
Fast Retailing Co. Ltd.	680,800	212,803,832
Nitori Holdings Co. Ltd.	286,400	26,430,176
Sanrio Co. Ltd.	635,100	32,860,853
ZOZO Inc.	1,586,200	14,739,316
		286,834,177
Technology Hardware, Storage & Peripherals — 1.2%
Canon Inc.	3,086,350	90,322,085
FUJIFILM Holdings Corp.	3,988,000	94,478,761
		184,800,846
Textiles, Apparel & Luxury Goods — 0.4%
Asics Corp.	2,486,400	66,838,387
Tobacco — 0.9%
Japan Tobacco Inc.	4,275,300	135,933,892
Trading Companies & Distributors — 6.6%
ITOCHU Corp.	4,234,300	239,190,174
Marubeni Corp.	5,028,000	114,111,456
Mitsubishi Corp.	11,457,500	258,674,455
Mitsui & Co. Ltd.	8,798,400	202,551,285
MonotaRO Co. Ltd.	885,400	15,255,961
Sumitomo Corp.	3,883,300	108,753,343
Toyota Tsusho Corp.	2,460,700	65,492,482
		1,004,029,156
Security	Shares	Value
Wireless Telecommunication Services — 4.7%
KDDI Corp.	11,190,900	$193,415,847
SoftBank Corp.	102,156,600	158,024,096
SoftBank Group Corp.	3,404,800	365,621,229
		717,061,172
Total Long-Term Investments — 99.8% (Cost: $13,795,574,348)		15,093,611,841
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	31,345,394	31,361,067
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	5,730,000	5,730,000
Total Short-Term Securities — 0.2% (Cost: $37,089,259)		37,091,067
Total Investments — 100.0% (Cost: $13,832,663,607)		15,130,702,908
Other Assets Less Liabilities — 0.0%		879,571
Net Assets — 100.0%		$15,131,582,479

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,263,464	$22,097,663 (a)	$—	$37	$(97)	$31,361,067	31,345,394	$78,283 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,430,000	1,300,000 (a)	—	—	—	5,730,000	5,730,000	228,600	—
				$37	$(97)	$37,091,067		$306,883	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	39	09/11/25	$8,053	$119,227
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$119,227	$—	$—	$—	$119,227

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$10,827,558	$—	$—	$—	$10,827,558
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,174,956)	$—	$—	$—	$(3,174,956)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$84,316,422
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$17,654,682	$15,075,957,159	$—	$15,093,611,841
Short-Term Securities
Money Market Funds	37,091,067	—	—	37,091,067
	$54,745,749	$15,075,957,159	$—	$15,130,702,908
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$119,227	$—	$119,227

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
10

Schedule of Investments
August 31, 2025
iShares® MSCI South Korea ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.5%
Hanwha Aerospace Co. Ltd.(a)	189,984	$120,482,503
Hanwha Systems Co. Ltd.(a)	251,134	9,176,665
Korea Aerospace Industries Ltd.	460,273	31,448,032
LIG Nex1 Co. Ltd.	51,053	17,943,075
		179,050,275
Air Freight & Logistics — 0.6%
Hyundai Glovis Co. Ltd.	231,861	30,663,413
Automobile Components — 1.8%
Hankook Tire & Technology Co. Ltd.	504,521	14,543,211
Hyundai Mobis Co. Ltd.	338,289	77,251,939
		91,795,150
Automobiles — 4.3%
Hyundai Motor Co.	744,717	117,239,234
Kia Corp.	1,313,331	99,371,164
		216,610,398
Banks — 9.3%
Hana Financial Group Inc.	1,595,632	94,064,831
Industrial Bank of Korea	1,751,600	23,946,469
KakaoBank Corp.(a)	1,063,029	18,785,987
KB Financial Group Inc.	2,038,995	159,256,240
Shinhan Financial Group Co. Ltd.	2,361,854	110,672,626
Woori Financial Group Inc.	3,598,352	64,192,991
		470,919,144
Biotechnology — 3.5%
Alteogen Inc.(b)	223,238	70,208,490
Celltrion Inc.	895,760	107,775,128
		177,983,618
Broadline Retail — 0.0%
Lotte Shopping Co. Ltd.(b)	1	47
Capital Markets — 1.3%
Korea Investment Holdings Co. Ltd.	273,082	26,346,109
Mirae Asset Securities Co. Ltd.(a)	1,739,594	23,913,492
NH Investment & Securities Co. Ltd.	1,061,565	14,826,509
		65,086,110
Chemicals — 1.1%
LG Chem Ltd.(a)	280,232	55,659,159
Diversified Telecommunication Services — 0.3%
LG Uplus Corp.	1,527,762	16,293,936
Electric Utilities — 0.8%
Korea Electric Power Corp.	1,558,558	40,865,602
Electrical Equipment — 6.5%
Doosan Enerbility Co. Ltd.(a)(b)	2,522,077	110,908,342
Ecopro BM Co. Ltd.(a)(b)	292,518	25,390,522
Ecopro Co. Ltd.(a)	609,533	22,092,476
HD Hyundai Electric Co. Ltd.	135,226	47,420,026
Hyosung Heavy Industries Corp.	21,794	19,321,341
LG Energy Solution Ltd.(a)(b)	260,798	65,771,636
LS Electric Co. Ltd.	94,166	19,039,628
POSCO Future M Co. Ltd.(a)(b)	220,261	22,280,713
		332,224,684
Electronic Equipment, Instruments & Components — 2.1%
LG Display Co. Ltd.(a)(b)	2,035,250	17,484,988
Samsung Electro-Mechanics Co. Ltd.(a)	331,379	38,016,567
Samsung SDI Co. Ltd.	355,827	52,732,375
		108,233,930
Security	Shares	Value
Entertainment — 1.3%
HYBE Co. Ltd.(a)(b)	139,014	$28,675,202
Krafton Inc.(b)	165,850	38,997,411
		67,672,613
Financial Services — 1.0%
Meritz Financial Group Inc.	542,112	49,316,714
Food Products — 0.6%
Orion Corp./Republic of Korea(a)	165,604	12,817,013
Samyang Foods Co. Ltd.	15,535	17,394,686
		30,211,699
Health Care Equipment & Supplies — 0.4%
HLB Inc.(a)(b)	684,550	18,486,809
Hotels, Restaurants & Leisure — 0.3%
Hanjin Kal Corp.(a)	174,427	14,012,818
Household Durables — 1.2%
Coway Co. Ltd.	353,391	26,382,994
LG Electronics Inc.	617,220	32,705,705
		59,088,699
Industrial Conglomerates — 3.7%
Doosan Co. Ltd.	25,584	10,153,448
LG Corp.	548,409	29,322,706
Samsung C&T Corp.	504,083	60,672,588
SK Inc.	220,798	32,743,685
SK Square Co. Ltd.(a)(b)	543,665	57,659,784
		190,552,211
Insurance — 2.6%
DB Insurance Co. Ltd.	285,094	26,954,199
Samsung Fire & Marine Insurance Co. Ltd.	174,102	55,411,498
Samsung Life Insurance Co. Ltd.	466,533	47,928,376
		130,294,073
Interactive Media & Services — 3.9%
Kakao Corp.	1,758,566	78,740,655
NAVER Corp.	777,093	119,457,682
		198,198,337
IT Services — 0.5%
Samsung SDS Co. Ltd.	258,786	27,340,876
Life Sciences Tools & Services — 1.4%
Samsung Biologics Co. Ltd.(b)(c)	98,220	70,485,943
Machinery — 5.9%
Doosan Bobcat Inc.	396,017	15,128,832
Hanwha Ocean Co. Ltd.(a)(b)	549,410	44,155,528
HD Hyundai Heavy Industries Co. Ltd.(a)	135,941	50,712,653
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	244,055	71,124,453
Hyundai Rotem Co. Ltd.	452,139	62,371,815
Samsung Heavy Industries Co. Ltd.(b)	3,843,814	58,757,925
		302,251,206
Marine Transportation — 0.5%
HMM Co. Ltd.(a)	1,633,872	25,949,680
Metals & Mining — 1.9%
Korea Zinc Co. Ltd.(a)	31,100	18,365,833
POSCO Holdings Inc.	390,291	79,667,811
		98,033,644
Oil, Gas & Consumable Fuels — 1.4%
HD Hyundai Co. Ltd.	285,373	28,100,932
SK Innovation Co. Ltd.	393,640	28,489,482
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI South Korea ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
S-Oil Corp.	309,133	$13,370,139
		69,960,553
Passenger Airlines — 0.4%
Korean Air Lines Co. Ltd.	1,152,992	19,625,558
Personal Care Products — 0.6%
Amorepacific Corp.(a)	191,577	16,528,119
LG H&H Co. Ltd.(a)(b)	63,209	13,419,636
		29,947,755
Pharmaceuticals — 0.8%
SK Biopharmaceuticals Co. Ltd.(a)(b)	199,903	14,123,872
Yuhan Corp.	333,060	27,128,395
		41,252,267
Semiconductors & Semiconductor Equipment — 11.3%
Hanmi Semiconductor Co. Ltd.(a)	273,314	16,864,348
SK Hynix Inc.	2,923,699	557,073,799
		573,938,147
Technology Hardware, Storage & Peripherals — 21.6%
Samsung Electronics Co. Ltd.	21,984,731	1,098,352,696
Tobacco — 1.1%
KT&G Corp.	578,796	55,983,323
Trading Companies & Distributors — 0.2%
Posco International Corp.(a)	381,554	13,147,354
Wireless Telecommunication Services — 0.3%
SK Telecom Co. Ltd.	360,086	14,038,239
Total Common Stocks — 98.0% (Cost: $2,503,702,056)		4,983,526,680
Preferred Stocks
Automobiles — 0.9%
Hyundai Motor Co.
Preference Shares, NVS	147,014	17,380,308
Series 2, Preference Shares, NVS	216,222	26,349,609
		43,729,917
Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.5%
Samsung Electronics Co. Ltd., Preference Shares, NVS	694,179	$28,184,982
Total Preferred Stocks — 1.4% (Cost: $33,907,279)		71,914,899
Total Long-Term Investments — 99.4% (Cost: $2,537,609,335)		5,055,441,579
Short-Term Securities
Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	352,912,703	353,089,159
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	2,420,000	2,420,000
Total Short-Term Securities — 7.0% (Cost: $355,482,372)		355,509,159
Total Investments — 106.4% (Cost: $2,893,091,707)		5,410,950,738
Liabilities in Excess of Other Assets — (6.4)%		(325,906,222)
Net Assets — 100.0%		$5,085,044,516

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$148,871,380	$204,204,965 (a)	$—	$30,761	$(17,947)	$353,089,159	352,912,703	$6,283,460 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,360,000	60,000 (a)	—	—	—	2,420,000	2,420,000	65,296	—
				$30,761	$(17,947)	$355,509,159		$6,348,756	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI South Korea ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
KOSPI 200 Index	380	09/11/25	$29,424	$1,414,086
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,414,086	$—	$—	$—	$1,414,086

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$194,193	$—	$—	$—	$194,193
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,530,719	$—	$—	$—	$2,530,719
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$24,427,541
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$32,404,072	$4,951,122,608	$—	$4,983,526,680
Preferred Stocks	—	71,914,899	—	71,914,899
Short-Term Securities
Money Market Funds	355,509,159	—	—	355,509,159
	$387,913,231	$5,023,037,507	$—	$5,410,950,738
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI South Korea ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,414,086	$—	$—	$1,414,086

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
14

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI South Korea ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$3,192,700,000	$15,093,611,841	$5,055,441,579
Investments, at value—affiliated(c)	9,256,045	37,091,067	355,509,159
Cash	3,521	5,074	2,654
Foreign currency collateral pledged for futures contracts(d)	522,809	178,531	—
Foreign currency, at value(e)	5,778,779	21,591,486	7,644,120
Receivables:
Investments sold	15,623	—	53,436,568
Securities lending income—affiliated	1,804	17,653	940,211
Dividends—unaffiliated	4,049,755	17,057,638	3,913,018
Dividends—affiliated	3,253	15,201	6,576
Variation margin on futures contracts	48,732	—	17,277,524
Total assets	3,212,380,321	15,169,568,491	5,494,171,409
LIABILITIES
Collateral on securities loaned, at value	7,943,441	31,359,146	353,142,398
Payables:
Capital shares redeemed	15,623	—	53,436,706
Investment advisory fees	1,292,920	6,501,236	2,547,789
Variation margin on futures contracts	—	125,630	—
Total liabilities	9,251,984	37,986,012	409,126,893
Commitments and contingent liabilities
NET ASSETS	$3,203,128,337	$15,131,582,479	$5,085,044,516
NET ASSETS CONSIST OF
Paid-in capital	$3,903,553,683	$16,424,036,197	$3,420,922,073
Accumulated earnings (loss)	(700,425,346)	(1,292,453,718)	1,664,122,443
NET ASSETS	$3,203,128,337	$15,131,582,479	$5,085,044,516
NET ASSET VALUE
Shares outstanding	65,700,000	193,800,000	70,200,000
Net asset value	$48.75	$78.08	$72.44
Shares authorized	1 billion	2.5246 billion	700 million
Par value	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$2,854,836,251	$13,795,574,348	$2,537,609,335
(b) Securities loaned, at value	$7,880,759	$18,258,786	$300,178,761
(c) Investments, at cost—affiliated	$9,255,142	$37,089,259	$355,482,372
(d) Foreign currency collateral pledged, at cost	$539,575	$179,776	$—
(e) Foreign currency, at cost	$5,726,152	$21,585,393	$7,862,405
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI South Korea ETF
INVESTMENT INCOME
Dividends—unaffiliated	$78,555,367	$346,039,854	$83,212,667
Dividends—affiliated	61,108	228,600	65,296
Interest—unaffiliated	13,023	2,406	25,603
Securities lending income—affiliated—net	28,062	78,283	6,283,460
Foreign taxes withheld	(11,795,336)	(34,638,399)	(13,506,350)
Total investment income	66,862,224	311,710,744	76,080,676
EXPENSES
Investment advisory	13,971,050	71,060,731	23,459,362
Commitment costs	27,365	39,896	34,919
Interest expense	—	1,217	28,641
Total expenses	13,998,415	71,101,844	23,522,922
Net investment income	52,863,809	240,608,900	52,557,754
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(18,146,253)	(338,443,460)	(111,712,031)
Investments—affiliated	3,473	37	30,761
Foreign currency transactions	(229,702)	463,616	(1,389,635)
Futures contracts	1,812,012	10,827,558	194,193
In-kind redemptions—unaffiliated(a)	166,282,208	1,107,515,332	—
Litigation proceeds(b)	1,028,144	—	—
	150,749,882	780,363,083	(112,876,712)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	400,253,452	495,484,452	359,835,008
Investments—affiliated	(1,592)	(97)	(17,947)
Foreign currency translations	(16,785)	(1,488,355)	192,566
Futures contracts	104,218	(3,174,956)	2,530,719
	400,339,293	490,821,044	362,540,346
Net realized and unrealized gain	551,089,175	1,271,184,127	249,663,634
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$603,952,984	$1,511,793,027	$302,221,388
(a) See Note 2 of the Notes to Financial Statements.
(b) Represents proceeds from settlement of litigation where the Fund was able to recover a portion of investment losses previously realized.
See notes to financial statements.
Statements of Operations
16

Statements of Changes in Net Assets

	iShares MSCI Canada ETF		iShares MSCI Japan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$52,863,809	$61,219,298	$240,608,900	$215,954,054
Net realized gain	150,749,882	39,006,637	780,363,083	594,795,469
Net change in unrealized appreciation (depreciation)	400,339,293	385,565,203	490,821,044	1,879,967,938
Net increase in net assets resulting from operations	603,952,984	485,791,138	1,511,793,027	2,690,717,461
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(58,172,802)	(64,851,765)	(329,818,132)	(304,561,745)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	66,302,379	(858,196,419)	(1,627,826,063)	(412,589,697)
NET ASSETS
Total increase (decrease) in net assets	612,082,561	(437,257,046)	(445,851,168)	1,973,566,019
Beginning of year	2,591,045,776	3,028,302,822	15,577,433,647	13,603,867,628
End of year	$3,203,128,337	$2,591,045,776	$15,131,582,479	$15,577,433,647

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI South Korea ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$52,557,754	$57,566,621
Net realized loss	(112,876,712)	(146,871,361)
Net change in unrealized appreciation (depreciation)	362,540,346	363,963,445
Net increase in net assets resulting from operations	302,221,388	274,658,705
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(84,703,374)	(100,547,057)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(200,225,816)	1,239,450,355
NET ASSETS
Total increase in net assets	17,292,198	1,413,562,003
Beginning of year	5,067,752,318	3,654,190,315
End of year	$5,085,044,516	$5,067,752,318

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
18

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$40.49	$34.69	$33.72	$37.38	$28.76
Net investment income(a)	0.80	0.79	0.80	0.77	0.64
Net realized and unrealized gain (loss)(b)	8.32	5.85	1.01	(3.68)	8.60
Net increase (decrease) from investment operations	9.12	6.64	1.81	(2.91)	9.24
Distributions from net investment income(c)	(0.86)	(0.84)	(0.84)	(0.75)	(0.62)
Net asset value, end of year	$48.75	$40.49	$34.69	$33.72	$37.38
Total Return(d)
Based on net asset value	22.86%(e)	19.42%	5.42%	(7.94)%	32.41%
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.87%	2.19%	2.36%	2.05%	1.91%
Supplemental Data
Net assets, end of year (000)	$3,203,128	$2,591,046	$3,028,303	$3,662,225	$4,157,136
Portfolio turnover rate(g)	4%	4%	6%	5%	8%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Includes payment received from a settlement of litigation which impacted the Fund's total return, Excluding the payment from a settlement of litigation, the Fund's total return would have been 22.82%

(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$72.27	$61.57	$53.72	$68.55	$58.15
Net investment income(a)	1.18	0.95	0.92	1.04	0.91
Net realized and unrealized gain (loss)(b)	6.29	11.13	7.48	(14.44)	10.25
Net increase (decrease) from investment operations	7.47	12.08	8.40	(13.40)	11.16
Distributions from net investment income(c)	(1.66)	(1.38)	(0.55)	(1.43)	(0.76)
Net asset value, end of year	$78.08	$72.27	$61.57	$53.72	$68.55
Total Return(d)
Based on net asset value	10.63%	19.92%	15.68%	(19.81)%	19.21%
Ratios to Average Net Assets(e)
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.68%	1.44%	1.61%	1.66%	1.37%
Supplemental Data
Net assets, end of year (000)	$15,131,582	$15,577,434	$13,603,868	$9,661,520	$11,906,294
Portfolio turnover rate(f)	6%	6%	3%	4%	6%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
20

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$65.64	$62.63	$58.43	$86.98	$63.04
Net investment income(a)	0.81	0.80	0.85	0.97	1.23
Net realized and unrealized gain (loss)(b)	7.29	3.86	4.05	(27.84)	23.34
Net increase (decrease) from investment operations	8.10	4.66	4.90	(26.87)	24.57
Distributions from net investment income(c)	(1.30)	(1.65)	(0.70)	(1.68)	(0.63)
Net asset value, end of year	$72.44	$65.64	$62.63	$58.43	$86.98
Total Return(d)
Based on net asset value	13.03%	7.55%	8.49%	(31.39)%	39.05%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	1.33%	1.27%	1.42%	1.35%	1.45%
Supplemental Data
Net assets, end of year (000)	$5,085,045	$5,067,752	$3,654,190	$2,959,448	$6,136,724
Portfolio turnover rate(f)	49%	18%	29%	24%	20%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI South Korea	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Canada
Citigroup Global Markets, Inc.	$7,880,759	$(7,880,759)	$—	$—
MSCI Japan
BNP Paribas SA	$2,242,772	$(2,242,772)	$—	$—
Goldman Sachs & Co. LLC	4,141,503	(4,141,503)	—	—
Nomura Securities International, Inc.	11,874,511	(11,874,511)	—	—
	$18,258,786	$(18,258,786)	$—	$—
MSCI South Korea
Barclays Capital, Inc.	$6,850,554	$(6,850,554)	$—	$—
BofA Securities, Inc.	62,490,678	(62,490,678)	—	—
Citigroup Global Markets, Inc.	21,688,980	(21,688,980)	—	—
Goldman Sachs International	142,182,186	(142,182,186)	—	—
Jefferies LLC	9,660,283	(9,660,283)	—	—
Morgan Stanley	57,306,080	(57,306,080)	—	—
	$300,178,761	$(300,178,761)	$—	$—
Notes to Financial Statements
24

Notes to Financial Statements  (continued)

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each of the iShares MSCI Canada and iShares MSCI Japan, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
For its investment advisory services to the iShares MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Canada	$10,959
MSCI Japan	22,301
MSCI South Korea	1,454,681
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Japan	$220,452,445	$235,681,194	$(169,054,904)
MSCI South Korea	83,127,942	36,176,412	(6,146,142)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Canada	$138,189,715	$102,214,126
MSCI Japan	909,659,575	865,840,212
MSCI South Korea	1,946,929,437	2,184,435,955
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Canada	$1,090,326,886	$1,066,980,077
MSCI Japan	2,619,567,281	4,365,705,235
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions was reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Canada	$161,569,355	$ (161,569,355)
MSCI Japan	1,028,101,449	(1,028,101,449)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Canada
Ordinary income	$58,172,802	$64,851,765
MSCI Japan
Ordinary income	$329,818,132	$304,561,745
MSCI South Korea
Ordinary income	$84,703,374	$100,547,057
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Canada	$4,415,852	$(1,033,355,395)	$328,514,197	$(700,425,346)
MSCI Japan	238,919,430	(2,469,745,684)	938,372,536	(1,292,453,718)
MSCI South Korea	88,795,822	(626,607,751)	2,201,934,372	1,664,122,443

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Canada	$2,873,498,695	$469,573,836	$(141,116,486)	$328,457,350
MSCI Japan	14,192,265,970	2,641,211,179	(1,702,655,014)	938,556,165
MSCI South Korea	3,210,194,551	2,305,855,259	(103,684,986)	2,202,170,273
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Canada
Shares sold	27,300,000	$1,138,268,426	13,400,000	$483,592,011
Shares redeemed	(25,600,000)	(1,071,966,047)	(36,700,000)	(1,341,788,430)
	1,700,000	$66,302,379	(23,300,000)	$(858,196,419)
MSCI Japan
Shares sold	39,150,000	$2,742,665,611	55,950,000	$3,672,604,949
Shares redeemed	(60,900,000)	(4,370,491,674)	(61,350,000)	(4,085,194,646)
	(21,750,000)	$(1,627,826,063)	(5,400,000)	$(412,589,697)
MSCI South Korea
Shares sold	21,500,000	$1,455,984,802	26,650,000	$1,726,061,386
Shares redeemed	(28,500,000)	(1,656,210,618)	(7,800,000)	(486,611,031)
	(7,000,000)	$(200,225,816)	18,850,000	$1,239,450,355
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized
29
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
30

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the three funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Canada ETF
iShares MSCI Japan ETF
iShares MSCI South Korea ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
31
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Canada	$77,846,255
MSCI Japan	324,820,480
MSCI South Korea	74,807,366
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Canada	$78,555,369	$11,773,209
MSCI Japan	346,047,108	34,590,351
MSCI South Korea	83,212,666	12,786,950
Important Tax Information
32

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF and iShares MSCI South Korea ETF (the “Funds”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Funds; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
33
2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
34

Board Review and Approval of Investment Advisory Contract
iShares MSCI Canada ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
35
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Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
Board Review and Approval of Investment Advisory Contract
36

Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Japan ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with
37
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges
Board Review and Approval of Investment Advisory Contract
38

Board Review and Approval of Investment Advisory Contract (continued)
of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI South Korea ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
39
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the
Board Review and Approval of Investment Advisory Contract
40

Board Review and Approval of Investment Advisory Contract (continued)
Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
 The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
41
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
NVS	Non-Voting Shares
Glossary of Terms Used in this Report
42

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The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX Exchange
• iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® Currency Hedged MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies
Exchange-Traded Funds — 99.9%
iShares MSCI Emerging Markets ETF(a)(b)	3,524,930	$175,753,010
Total Investment Companies (Cost: $158,637,732)		175,753,010
Short-Term Securities
Money Market Funds — 10.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(a)(c)(d)	18,291,744	18,300,889
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(a)(c)	130,000	130,000
Total Short-Term Securities — 10.5% (Cost: $18,429,332)		18,430,889
Total Investments in Securities — 110.4% (Cost: $177,067,064)		194,183,899
Liabilities in Excess of Other Assets — (10.4)%		(18,339,617)
Net Assets — 100.0%		$175,844,282

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$18,305,356 (a)	$—	$(6,024)	$1,557	$18,300,889	18,291,744	$52,973 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	130,000 (a)	—	—	—	130,000	130,000	28,440	—
iShares MSCI Emerging Markets ETF	163,431,431	64,623,939	(74,878,234)	3,021,392	19,554,482	175,753,010	3,524,930	4,307,237	—
				$3,015,368	$19,556,039	$194,183,899		$4,388,650	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNH	1,268,000	USD	176,737	Bank of America N.A.	09/02/25	$1,313
CNH	254,000	USD	35,520	Barclays Bank PLC	09/02/25	146
CNH	47,680,320	USD	6,692,343	BNP Paribas SA	09/02/25	2,827
CNH	144,000	USD	20,017	UBS AG	09/02/25	203
EUR	30,000	USD	34,773	JPMorgan Chase Bank N.A.	09/02/25	324
EUR	90,000	USD	105,204	Morgan Stanley & Co. International PLC	09/02/25	87
EUR	18,000	USD	20,959	State Street Bank & Trust Company	09/02/25	99
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	5,120,000	USD	654,041	Bank of America N.A.	09/02/25	$2,749
HKD	11,589,000	USD	1,479,534	State Street Bank & Trust Company	09/02/25	7,093
MXN	555,000	USD	29,295	BNP Paribas SA	09/02/25	440
MXN	641,000	USD	33,934	JPMorgan Chase Bank N.A.	09/02/25	409
MXN	333,000	USD	17,830	State Street Bank & Trust Company	09/02/25	12
THB	891,000	USD	27,469	State Street Bank & Trust Company	09/02/25	36
TRY	550,000	USD	13,250	BNP Paribas SA	09/02/25	116
TRY	1,031,000	USD	24,886	Goldman Sachs & Co.	09/02/25	171
TRY	38,430,000	USD	933,922	HSBC Bank PLC	09/02/25	35
USD	744,120	HKD	5,794,000	Goldman Sachs & Co.	09/02/25	870
ZAR	201,000	USD	11,023	Barclays Bank PLC	09/02/25	372
ZAR	537,000	USD	30,438	BNP Paribas SA	09/02/25	4
ZAR	100,079,000	USD	5,659,072	State Street Bank & Trust Company	09/02/25	14,340
ZAR	895,000	USD	49,476	State Street Bank & Trust Company	09/02/25	1,261
BRL	16,911,500	USD	3,116,345	Goldman Sachs & Co.	09/04/25	1,968
BRL	303,000	USD	54,215	JPMorgan Chase Bank N.A.	09/04/25	1,655
BRL	636,000	USD	113,919	State Street Bank & Trust Company	09/04/25	3,353
CLP	8,093,000	USD	8,355	JPMorgan Chase Bank N.A.	09/04/25	15
CLP	4,433,000	USD	4,561	Morgan Stanley & Co. International PLC	09/04/25	24
IDR	273,978,000	USD	16,591	Morgan Stanley & Co. International PLC	09/04/25	33
KRW	146,370,000	USD	105,015	State Street Bank & Trust Company	09/04/25	291
MYR	18,000	USD	4,212	Morgan Stanley & Co. International PLC	09/04/25	48
MYR	80,000	USD	18,747	State Street Bank & Trust Company	09/04/25	189
USD	35,420	IDR	580,004,000	Morgan Stanley & Co. International PLC	09/04/25	228
USD	15,621,248	INR	1,370,412,500	Morgan Stanley & Co. International PLC	09/04/25	87,941
USD	15,100,429	INR	1,324,739,500	State Street Bank & Trust Company	09/04/25	84,815
USD	16,247,775	TWD	485,286,500	Morgan Stanley & Co. International PLC	09/04/25	371,098
USD	17,651,423	TWD	527,071,500	State Street Bank & Trust Company	09/04/25	407,705
EUR	2,000	USD	2,343	Barclays Bank PLC	10/02/25	1
KRW	368,517,000	USD	265,489	Goldman Sachs & Co.	10/02/25	226
TRY	1,584,000	USD	37,469	BNP Paribas SA	10/02/25	47
USD	3,918,511	EUR	3,343,000	Societe Generale	10/02/25	243
USD	41,601,422	HKD	323,912,000	HSBC Bank PLC	10/02/25	8,611
USD	173,079	KRW	240,033,000	Morgan Stanley & Co. International PLC	10/02/25	6
USD	89,023	MXN	1,665,000	Barclays Bank PLC	10/02/25	90
USD	58,566	MXN	1,096,000	Morgan Stanley & Co. International PLC	10/02/25	25
USD	3,316,870	MXN	62,061,000	Societe Generale	10/02/25	1,986
USD	9,083	THB	293,000	Barclays Bank PLC	10/02/25	17
USD	1,931,435	THB	62,305,000	HSBC Bank PLC	10/02/25	3,644
TWD	13,429,000	USD	440,613	Goldman Sachs & Co.	10/03/25	80
USD	3,096,199	BRL	16,911,500	JPMorgan Chase Bank N.A.	10/03/25	1,292
USD	610,739	CLP	588,572,500	Goldman Sachs & Co.	10/03/25	1,917
USD	469,329	CLP	452,419,500	JPMorgan Chase Bank N.A.	10/03/25	1,345
USD	14,451,638	INR	1,276,571,000	Goldman Sachs & Co.	10/03/25	2,617
USD	14,450,002	INR	1,276,571,000	JPMorgan Chase Bank N.A.	10/03/25	981
USD	2,198,013	MYR	9,259,000	Goldman Sachs & Co.	10/03/25	3,937
USD	16,237,486	TWD	494,675,000	Goldman Sachs & Co.	10/03/25	3,996
						1,023,331
EUR	3,343,000	USD	3,910,976	Societe Generale	09/02/25	$—
HKD	323,912,000	USD	41,559,255	HSBC Bank PLC	09/02/25	(8,103)
HKD	1,738,000	USD	223,033	State Street Bank & Trust Company	09/02/25	(84)
MXN	1,665,000	USD	89,410	Goldman Sachs & Co.	09/02/25	(203)
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	62,061,000	USD	3,327,492	Societe Generale	09/02/25	$(2,410)
THB	1,672,000	USD	51,654	Barclays Bank PLC	09/02/25	(41)
THB	62,305,000	USD	1,928,171	HSBC Bank PLC	09/02/25	(4,881)
USD	118,199	CNH	845,000	Goldman Sachs & Co.	09/02/25	(455)
USD	6,740,962	CNH	48,501,320	State Street Bank & Trust Company	09/02/25	(69,491)
USD	3,660,486	EUR	3,195,000	Bank of America N.A.	09/02/25	(77,344)
USD	259,140	EUR	226,000	BNP Paribas SA	09/02/25	(5,257)
USD	69,829	EUR	60,000	State Street Bank & Trust Company	09/02/25	(365)
USD	39,715,164	HKD	310,899,000	HSBC Bank PLC	09/02/25	(166,691)
USD	3,278,571	HKD	25,666,000	State Street Bank & Trust Company	09/02/25	(13,841)
USD	59,464	MXN	1,110,000	Goldman Sachs & Co.	09/02/25	(7)
USD	46,802	MXN	884,000	HSBC Bank PLC	09/02/25	(561)
USD	3,341,498	MXN	63,261,000	State Street Bank & Trust Company	09/02/25	(47,878)
USD	1,650,139	THB	54,031,000	HSBC Bank PLC	09/02/25	(17,742)
USD	16,910	THB	554,000	JPMorgan Chase Bank N.A.	09/02/25	(191)
USD	34,346	THB	1,115,000	Morgan Stanley & Co. International PLC	09/02/25	(73)
USD	280,121	THB	9,168,000	State Street Bank & Trust Company	09/02/25	(2,886)
USD	7,808	TRY	326,000	BNP Paribas SA	09/02/25	(115)
USD	16,671	TRY	687,000	Goldman Sachs & Co.	09/02/25	(25)
USD	934,167	TRY	38,998,000	HSBC Bank PLC	09/02/25	(13,594)
USD	316,513	ZAR	5,735,000	BNP Paribas SA	09/02/25	(8,600)
USD	101,180	ZAR	1,790,000	Goldman Sachs & Co.	09/02/25	(294)
USD	5,336,122	ZAR	96,873,000	State Street Bank & Trust Company	09/02/25	(155,544)
ZAR	2,686,000	USD	152,581	Barclays Bank PLC	09/02/25	(314)
BRL	908,000	USD	167,573	Goldman Sachs & Co.	09/04/25	(147)
BRL	16,911,500	USD	3,118,718	JPMorgan Chase Bank N.A.	09/04/25	(406)
CLP	452,419,500	USD	469,441	Goldman Sachs & Co.	09/04/25	(1,505)
CLP	452,419,500	USD	469,344	JPMorgan Chase Bank N.A.	09/04/25	(1,407)
CLP	29,136,000	USD	30,446	State Street Bank & Trust Company	09/04/25	(310)
IDR	16,211,101,000	USD	985,957	Goldman Sachs & Co.	09/04/25	(2,342)
IDR	16,501,103,000	USD	1,003,635	JPMorgan Chase Bank N.A.	09/04/25	(2,424)
IDR	1,044,006,000	USD	64,171	State Street Bank & Trust Company	09/04/25	(826)
INR	1,276,571,000	USD	14,474,579	Goldman Sachs & Co.	09/04/25	(4,943)
INR	1,299,408,000	USD	14,734,813	JPMorgan Chase Bank N.A.	09/04/25	(6,325)
INR	4,923,000	USD	56,122	Morgan Stanley & Co. International PLC	09/04/25	(321)
INR	114,250,000	USD	1,302,645	State Street Bank & Trust Company	09/04/25	(7,648)
KRW	13,636,759,500	USD	9,812,010	Goldman Sachs & Co.	09/04/25	(989)
KRW	13,880,708,500	USD	9,988,123	JPMorgan Chase Bank N.A.	09/04/25	(1,591)
KRW	731,848,000	USD	529,402	State Street Bank & Trust Company	09/04/25	(2,871)
MYR	8,994,000	USD	2,132,543	Goldman Sachs & Co.	09/04/25	(3,714)
MYR	241,000	USD	57,377	Morgan Stanley & Co. International PLC	09/04/25	(334)
MYR	48,000	USD	11,414	State Street Bank & Trust Company	09/04/25	(52)
TWD	494,675,000	USD	16,192,838	Goldman Sachs & Co.	09/04/25	(9,006)
TWD	503,524,000	USD	16,484,056	JPMorgan Chase Bank N.A.	09/04/25	(10,719)
TWD	31,858,000	USD	1,062,982	State Street Bank & Trust Company	09/04/25	(20,713)
USD	3,225,857	BRL	18,228,000	Morgan Stanley & Co. International PLC	09/04/25	(135,205)
USD	3,081,707	BRL	17,442,000	State Street Bank & Trust Company	09/04/25	(134,424)
USD	482,243	CLP	473,161,500	Morgan Stanley & Co. International PLC	09/04/25	(7,148)
USD	482,625	CLP	473,339,500	State Street Bank & Trust Company	09/04/25	(6,949)
USD	980,006	IDR	16,195,573,000	Morgan Stanley & Co. International PLC	09/04/25	(2,667)
USD	1,044,314	IDR	17,254,611,000	State Street Bank & Trust Company	09/04/25	(2,617)
USD	9,853,862	KRW	13,733,713,000	Morgan Stanley & Co. International PLC	09/04/25	(26,914)
USD	10,514,575	KRW	14,661,973,000	State Street Bank & Trust Company	09/04/25	(34,040)
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,102,670	MYR	4,711,500	Morgan Stanley & Co. International PLC	09/04/25	$(12,516)
USD	1,094,289	MYR	4,669,500	State Street Bank & Trust Company	09/04/25	(10,955)
USD	578,463	TWD	17,699,000	Morgan Stanley & Co. International PLC	09/04/25	(579)
EUR	19,000	USD	22,283	HSBC Bank PLC	10/02/25	(13)
HKD	1,380,000	USD	177,216	State Street Bank & Trust Company	10/02/25	(14)
THB	1,677,000	USD	52,035	State Street Bank & Trust Company	10/02/25	(147)
USD	1,992,810	HKD	15,520,000	JPMorgan Chase Bank N.A.	10/02/25	(78)
USD	9,826,242	KRW	13,636,759,500	Goldman Sachs & Co.	10/02/25	(6,376)
USD	9,826,383	KRW	13,636,759,500	JPMorgan Chase Bank N.A.	10/02/25	(6,235)
USD	8,163	TRY	345,000	Goldman Sachs & Co.	10/02/25	(8)
USD	909,315	TRY	38,430,000	HSBC Bank PLC	10/02/25	(875)
USD	37,282	ZAR	659,000	Bank of New York	10/02/25	(3)
USD	203,896	ZAR	3,615,000	Morgan Stanley & Co. International PLC	10/02/25	(637)
USD	5,647,647	ZAR	100,079,000	State Street Bank & Trust Company	10/02/25	(14,709)
INR	19,764,000	USD	223,817	Goldman Sachs & Co.	10/03/25	(115)
USD	3,265,098	BRL	17,848,500	Goldman Sachs & Co.	10/03/25	(1,285)
USD	137,119	BRL	750,000	Morgan Stanley & Co. International PLC	10/03/25	(136)
USD	1,226,812	IDR	20,198,774,000	Goldman Sachs & Co.	10/03/25	(1,675)
USD	984,633	IDR	16,211,101,000	JPMorgan Chase Bank N.A.	10/03/25	(1,324)
USD	1,489,225	TWD	45,402,000	Goldman Sachs & Co.	10/03/25	(709)
USD	16,228,430	TWD	494,675,000	JPMorgan Chase Bank N.A.	10/03/25	(5,059)
USD	191,349	CNH	1,359,000	Bank of America N.A.	10/09/25	(15)
USD	7,088,795	CNH	50,359,320	BNP Paribas SA	10/09/25	(2,419)
						(1,091,429)
						$(68,098)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,023,331	$—	$—	$1,023,331
Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,091,429	$—	$—	$1,091,429
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(204,666)	$—	$—	$(204,666)
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$1,573,306	$—	$—	$1,573,306
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Emerging Markets ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$159,517,994
Average amounts sold — in USD	$307,760,701
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,023,331	$1,091,429
Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,023,331	1,091,429
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	—
Total derivative assets and liabilities subject to an MNA	$1,023,331	$1,091,429
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$4,062	$(4,062)	$—	$—	$—
Barclays Bank PLC	626	(355)	—	—	271
BNP Paribas SA	3,434	(3,434)	—	—	—
Goldman Sachs & Co.	15,782	(15,782)	—	—	—
HSBC Bank PLC	12,290	(12,290)	—	—	—
JPMorgan Chase Bank N.A.	6,021	(6,021)	—	—	—
Morgan Stanley & Co. International PLC	459,490	(186,530)	—	—	272,960
Societe Generale	2,229	(2,229)	—	—	—
State Street Bank & Trust Company	519,194	(519,194)	—	—	—
UBS AG	203	—	—	—	203
	$1,023,331	$(749,897)	$—	$—	$273,434

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A.	$77,359	$(4,062)	$—	$—	$73,297
Bank of New York	3	—	—	—	3
Barclays Bank PLC	355	(355)	—	—	—
BNP Paribas SA	16,391	(3,434)	—	—	12,957
Goldman Sachs & Co.	33,798	(15,782)	—	—	18,016
HSBC Bank PLC	212,460	(12,290)	—	—	200,170
JPMorgan Chase Bank N.A.	35,759	(6,021)	—	—	29,738
Morgan Stanley & Co. International PLC	186,530	(186,530)	—	—	—
Societe Generale	2,410	(2,229)	—	—	181
State Street Bank & Trust Company	526,364	(519,194)	—	—	7,170
	$1,091,429	$(749,897)	$—	$—	$341,532

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$175,753,010	$—	$—	$175,753,010
Short-Term Securities
Money Market Funds	18,430,889	—	—	18,430,889
	$194,183,899	$—	$—	$194,183,899
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$1,023,331	$—	$1,023,331
Liabilities
Foreign Currency Exchange Contracts	—	(1,091,429)	—	(1,091,429)
	$—	$(68,098)	$—	$(68,098)

(a)
Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation
(depreciation) on the instrument.

See notes to financial statements.
Schedule of Investments
8

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 3.2%
Ambev SA	9,829,253	$22,389,272
B3 SA - Brasil Bolsa Balcao	10,961,729	26,242,563
Banco Bradesco SA	3,232,178	8,608,252
Banco BTG Pactual SA	2,461,819	20,368,915
Banco do Brasil SA	3,576,039	14,108,003
BB Seguridade Participacoes SA	1,445,680	8,751,112
BRF SA	1,125,798	4,283,633
Caixa Seguridade Participacoes S/A	1,268,784	3,299,585
Centrais Eletricas Brasileiras SA	2,478,365	20,578,952
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	986,623	22,289,708
CPFL Energia SA	454,923	3,303,359
Embraer SA	1,460,567	20,527,164
Energisa SA	554,105	4,988,309
Eneva SA(a)	1,594,290	4,443,082
Engie Brasil Energia SA	438,685	3,231,568
Equatorial Energia SA	2,458,168	16,580,172
JBS NV(a)	771,136	12,500,115
Klabin SA	1,684,654	5,751,348
Localiza Rent a Car SA	1,913,701	12,650,118
Motiva Infraestrutura de Mobilidade SA	2,102,469	5,583,990
NU Holdings Ltd./Cayman Islands, Class A(a)	7,029,026	104,029,585
Petroleo Brasileiro SA - Petrobras	7,803,903	48,577,834
Porto Seguro SA	405,023	3,865,828
PRIO SA(a)	1,736,785	12,130,924
Raia Drogasil SA	2,687,498	8,699,169
Rede D'Or Sao Luiz SA(b)	1,661,995	12,065,277
Rumo SA	2,633,560	7,067,384
Suzano SA	1,446,540	13,993,567
Telefonica Brasil SA	1,696,597	10,598,549
TIM SA/Brazil	1,745,500	7,324,091
TOTVS SA	1,148,054	9,126,244
Ultrapar Participacoes SA	1,508,442	5,469,714
Vale SA	7,513,818	76,997,285
Vibra Energia SA	2,064,735	9,154,851
WEG SA	3,490,762	24,246,723
XP Inc., Class A	751,952	13,640,409
		607,466,654
Chile — 0.4%
Banco de Chile	94,585,192	13,553,259
Banco de Credito e Inversiones SA	176,913	7,154,726
Banco Santander Chile	138,874,047	8,345,313
Cencosud SA	2,710,785	8,590,433
Empresas CMPC SA	2,374,845	3,723,744
Empresas Copec SA	810,799	6,037,972
Enel Americas SA	44,967,039	4,674,183
Enel Chile SA	60,427,107	4,237,473
Falabella SA	1,312,302	7,469,279
Latam Airlines Group SA	497,411,740	12,522,239
		76,308,621
China — 30.7%
360 Security Technology Inc., Class A	927,706	1,511,421
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	271,288	749,954
3SBio Inc.(b)	3,754,000	14,121,386
AAC Technologies Holdings Inc.	1,620,500	9,038,085
Accelink Technologies Co. Ltd., Class A	109,400	1,054,188
ACM Research Shanghai Inc., Class A	35,096	763,806
Advanced Micro-Fabrication Equipment Inc./China, Class A	78,732	2,368,403
Security	Shares	Value
China (continued)
AECC Aviation Power Co. Ltd., Class A	348,973	$1,978,632
Agricultural Bank of China Ltd., Class A	10,730,823	10,580,872
Agricultural Bank of China Ltd., Class H	57,539,000	38,909,517
Aier Eye Hospital Group Co. Ltd., Class A	1,170,117	2,200,741
Air China Ltd., Class A(a)	1,395,893	1,480,149
Akeso Inc.(a)(b)(c)	1,309,000	26,365,294
Alibaba Group Holding Ltd.	35,674,756	590,690,611
Alibaba Health Information Technology Ltd.(a)(c)	11,738,000	8,323,032
Aluminum Corp. of China Ltd., Class A	1,668,400	1,835,229
Aluminum Corp. of China Ltd., Class H	7,894,000	7,072,132
Amlogic Shanghai Co. Ltd., Class A(a)	43,282	607,473
Angel Yeast Co. Ltd., Class A	40,500	225,353
Anhui Conch Cement Co. Ltd., Class A	526,586	1,801,334
Anhui Conch Cement Co. Ltd., Class H	2,531,500	7,995,153
Anhui Gujing Distillery Co. Ltd., Class A	46,685	1,124,177
Anhui Gujing Distillery Co. Ltd., Class B	249,600	3,563,441
Anhui Jianghuai Automobile Group Corp. Ltd., Class A(a)	271,400	2,071,271
Anker Innovations Technology Co. Ltd., Class A	70,100	1,380,297
ANTA Sports Products Ltd.	2,625,202	32,663,950
APT Medical Inc., Class A	17,442	696,607
Autohome Inc., ADR	134,458	3,883,147
Avary Holding Shenzhen Co. Ltd., Class A	287,804	2,409,326
AviChina Industry & Technology Co. Ltd., Class H	5,562,000	3,161,080
Avicopter PLC, Class A	120,853	686,092
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	670,100	830,818
Baidu Inc., Class A(a)	4,619,680	54,676,605
Bank of Beijing Co. Ltd., Class A	2,690,306	2,267,384
Bank of Changsha Co. Ltd., Class A	497,600	671,786
Bank of Chengdu Co. Ltd., Class A	505,795	1,311,974
Bank of China Ltd., Class A	4,898,300	3,798,729
Bank of China Ltd., Class H	148,031,933	81,250,893
Bank of Communications Co. Ltd., Class A	6,641,893	6,782,798
Bank of Communications Co. Ltd., Class H	18,272,600	15,843,602
Bank of Hangzhou Co. Ltd., Class A	851,845	1,898,791
Bank of Jiangsu Co. Ltd., Class A	2,326,710	3,539,413
Bank of Nanjing Co. Ltd., Class A	1,412,514	2,205,594
Bank of Ningbo Co. Ltd., Class A	830,379	3,291,316
Bank of Shanghai Co. Ltd., Class A	1,846,142	2,473,482
Bank of Suzhou Co. Ltd., Class A	553,200	630,865
Baoshan Iron & Steel Co. Ltd., Class A	2,768,673	2,694,594
Beijing Compass Technology Development Co. Ltd., Class A(a)	74,900	1,579,083
Beijing Enlight Media Co. Ltd., Class A	363,000	1,007,429
Beijing Enterprises Holdings Ltd.	1,065,500	4,436,859
Beijing Enterprises Water Group Ltd.	8,424,000	2,811,158
Beijing Kingsoft Office Software Inc., Class A	57,811	2,715,840
Beijing New Building Materials PLC, Class A	204,513	767,171
Beijing Roborock Technology Co. Ltd., Class A	33,419	1,008,173
Beijing Tiantan Biological Products Corp. Ltd., Class A	252,840	711,852
Beijing Tong Ren Tang Co. Ltd., Class A	172,600	864,993
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A(a)	132,430	1,091,007
Beijing Yanjing Brewery Co. Ltd., Class A	348,800	617,651
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	6,041,800	4,531,405
BeOne Medicines Ltd.(a)	1,767,622	42,049,934
Bestechnic Shanghai Co. Ltd., Class A	23,520	934,207
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Bethel Automotive Safety Systems Co. Ltd., Class A	83,700	$559,549
Bilibili Inc., Class Z(a)(c)	481,754	11,231,164
BOC Aviation Ltd.(b)	432,900	3,885,637
BOC International China Co. Ltd., Class A	334,000	757,166
BOE Technology Group Co. Ltd., Class A	4,357,000	2,588,401
Bosideng International Holdings Ltd.	9,766,000	5,652,337
BYD Co. Ltd., Class A	673,735	10,778,853
BYD Co. Ltd., Class H	7,655,500	108,002,317
BYD Electronic International Co. Ltd.(c)	1,639,000	8,713,382
C&D International Investment Group Ltd.(c)	1,670,000	3,982,894
Caitong Securities Co. Ltd., Class A	753,874	917,877
Cambricon Technologies Corp. Ltd., Class A(a)	52,113	10,913,697
Capital Securities Co. Ltd., Class A	235,000	705,556
CCOOP Group Co. Ltd., Class A(a)	2,184,600	730,046
CGN Power Co. Ltd., Class A	1,507,100	812,444
CGN Power Co. Ltd., Class H(b)	22,922,000	8,660,835
Changchun High-Tech Industry Group Co. Ltd., Class A	50,294	727,848
Changjiang Securities Co. Ltd., Class A	851,235	1,022,090
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	34,600	587,923
Chaozhou Three-Circle Group Co. Ltd., Class A	250,830	1,554,485
Chifeng Jilong Gold Mining Co. Ltd., Class A	186,700	689,606
China CITIC Bank Corp. Ltd., Class A	1,532,000	1,701,186
China CITIC Bank Corp. Ltd., Class H	17,456,800	15,609,268
China CITIC Financial Asset Management Co. Ltd., Class H(a)(b)	29,535,000	4,374,616
China Coal Energy Co. Ltd., Class H	3,955,000	4,806,332
China Communications Services Corp. Ltd., Class H	5,054,000	3,014,377
China Construction Bank Corp., Class A	2,490,168	3,148,154
China Construction Bank Corp., Class H	200,438,760	193,985,020
China CSSC Holdings Ltd., Class A	940,600	4,936,359
China Eastern Airlines Corp. Ltd., Class A(a)	2,344,197	1,339,878
China Energy Engineering Corp. Ltd., Class A	3,758,352	1,293,630
China Everbright Bank Co. Ltd., Class A	6,415,103	3,406,970
China Everbright Bank Co. Ltd., Class H	5,762,000	2,587,005
China Feihe Ltd.(b)	7,518,000	4,255,162
China Galaxy Securities Co. Ltd., Class A	893,400	2,322,297
China Galaxy Securities Co. Ltd., Class H	7,285,500	10,517,212
China Gas Holdings Ltd.	5,759,200	5,767,693
China Great Wall Securities Co. Ltd., Class A	505,000	867,205
China Greatwall Technology Group Co. Ltd., Class A(a)	423,873	1,065,368
China Hongqiao Group Ltd.	5,815,500	19,142,058
China International Capital Corp. Ltd., Class A	352,400	1,907,376
China International Capital Corp. Ltd., Class H(b)	3,386,000	9,288,357
China Jushi Co. Ltd., Class A	484,240	1,061,961
China Life Insurance Co. Ltd., Class A	353,712	2,091,613
China Life Insurance Co. Ltd., Class H	15,461,000	48,094,725
China Literature Ltd.(a)(b)(c)	865,400	4,539,402
China Longyuan Power Group Corp. Ltd., Class H	5,460,000	4,723,330
China Mengniu Dairy Co. Ltd.	6,529,000	12,854,302
China Merchants Bank Co. Ltd., Class A	2,563,789	15,449,835
China Merchants Bank Co. Ltd., Class H	8,122,467	50,486,642
China Merchants Energy Shipping Co. Ltd., Class A	986,500	899,285
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	706,900	1,033,570
China Merchants Port Holdings Co. Ltd.	2,734,000	5,257,220
Security	Shares	Value
China (continued)
China Merchants Securities Co. Ltd., Class A	952,879	$2,538,423
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,104,890	1,420,030
China Minsheng Banking Corp. Ltd., Class A	4,411,555	2,850,202
China Minsheng Banking Corp. Ltd., Class H	13,564,548	7,734,877
China National Building Material Co. Ltd., Class H	8,220,000	5,972,796
China National Chemical Engineering Co. Ltd., Class A	806,067	889,912
China National Nuclear Power Co. Ltd., Class A	2,403,700	3,007,039
China National Software & Service Co. Ltd., Class A(a)	108,900	819,110
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	455,954	3,641,246
China Oilfield Services Ltd., Class H	3,762,000	3,427,435
China Overseas Land & Investment Ltd.	7,916,960	14,263,701
China Pacific Insurance Group Co. Ltd., Class A	889,607	5,037,362
China Pacific Insurance Group Co. Ltd., Class H	5,406,000	24,813,314
China Petroleum & Chemical Corp., Class A	3,860,489	3,095,367
China Petroleum & Chemical Corp., Class H	47,826,800	26,562,332
China Power International Development Ltd.	8,226,000	3,306,977
China Railway Group Ltd., Class A	2,846,700	2,271,787
China Railway Group Ltd., Class H	8,147,000	4,144,246
China Railway Signal & Communication Corp. Ltd., Class A	932,321	730,548
China Rare Earth Resources & Technology Co. Ltd., Class A(a)	130,400	1,068,055
China Resources Beer Holdings Co. Ltd.	3,351,500	12,141,233
China Resources Gas Group Ltd.	1,933,000	4,989,250
China Resources Land Ltd.	6,625,333	26,205,960
China Resources Microelectronics Ltd., Class A	170,616	1,255,247
China Resources Mixc Lifestyle Services Ltd.(b)(c)	1,420,000	7,122,718
China Resources Pharmaceutical Group Ltd.(b)	3,751,500	2,353,386
China Resources Power Holdings Co. Ltd.(c)	4,170,999	9,631,577
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	211,422	903,650
China Ruyi Holdings Ltd.(a)(c)	17,680,000	6,544,982
China Shenhua Energy Co. Ltd., Class A	812,839	4,278,331
China Shenhua Energy Co. Ltd., Class H	7,001,500	31,463,493
China Southern Airlines Co. Ltd., Class A(a)	1,339,300	1,135,731
China State Construction Engineering Corp. Ltd., Class A	5,028,171	3,948,675
China State Construction International Holdings Ltd.(c)	3,094,000	4,241,325
China Taiping Insurance Holdings Co. Ltd.	2,986,860	6,240,529
China Three Gorges Renewables Group Co. Ltd., Class A	3,777,525	2,254,555
China Tourism Group Duty Free Corp. Ltd., Class A	240,932	2,345,861
China Tower Corp. Ltd., Class H(b)	9,191,200	13,884,802
China United Network Communications Ltd., Class A	3,999,800	3,202,520
China Vanke Co. Ltd., Class A(a)	1,200,566	1,145,031
China Vanke Co. Ltd., Class H(a)(c)	4,542,631	3,113,350
China XD Electric Co. Ltd., Class A	661,600	609,642
China Yangtze Power Co. Ltd., Class A	3,018,515	11,908,830
China Zheshang Bank Co. Ltd., Class A	3,056,630	1,390,861
Chongqing Changan Automobile Co. Ltd., Class A	1,094,717	1,932,492
Chongqing Rural Commercial Bank Co. Ltd., Class A	1,137,100	1,004,572
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Chongqing Rural Commercial Bank Co. Ltd., Class H	4,665,000	$3,450,979
Chongqing Zhifei Biological Products Co. Ltd., Class A	286,613	905,483
Chow Tai Fook Jewellery Group Ltd.(c)	4,185,600	7,865,279
CITIC Ltd.	8,450,000	12,131,052
Citic Pacific Special Steel Group Co. Ltd., Class A	431,800	792,299
CITIC Securities Co. Ltd., Class A	1,500,793	6,635,802
CITIC Securities Co. Ltd., Class H	3,336,600	12,358,246
CMOC Group Ltd., Class A	2,343,198	4,071,095
CMOC Group Ltd., Class H	7,641,000	11,755,382
CNGR Advanced Material Co. Ltd., Class A	121,000	635,497
CNPC Capital Co. Ltd., Class A	1,072,500	1,910,110
Contemporary Amperex Technology Co. Ltd., Class A	546,334	23,474,032
Contemporary Amperex Technology Co. Ltd., Class H(c)	150,100	8,162,003
Cosco Shipping Energy Transportation Co. Ltd., Class A	408,300	593,549
Cosco Shipping Holdings Co. Ltd., Class A	1,676,164	3,595,134
Cosco Shipping Holdings Co. Ltd., Class H	5,377,849	9,370,714
CRRC Corp. Ltd., Class A	2,842,400	3,061,720
CRRC Corp. Ltd., Class H	9,267,000	7,468,979
CSC Financial Co. Ltd., Class A	569,233	2,267,160
CSPC Innovation Pharmaceutical Co. Ltd., Class A	185,620	1,391,764
CSPC Pharmaceutical Group Ltd.	16,780,479	21,813,637
Daqin Railway Co. Ltd., Class A	2,344,900	2,078,443
Datang International Power Generation Co. Ltd., Class A	1,591,000	779,340
Dong-E-E-Jiao Co. Ltd., Class A	84,300	614,133
Dongfang Electric Corp. Ltd., Class A	399,400	1,109,285
Dongxing Securities Co. Ltd., Class A	487,397	835,957
East Money Information Co. Ltd., Class A	1,966,398	7,982,204
Eastroc Beverage Group Co. Ltd., Class A	66,400	2,879,914
Ecovacs Robotics Co. Ltd., Class A	76,453	1,040,542
Empyrean Technology Co. Ltd., Class A	54,900	947,519
ENN Energy Holdings Ltd.	1,633,500	13,221,701
ENN Natural Gas Co. Ltd., Class A	313,300	827,222
Eoptolink Technology Inc. Ltd., Class A	123,240	6,137,885
Eve Energy Co. Ltd., Class A	251,353	2,017,555
Everbright Securities Co. Ltd., Class A	541,683	1,524,893
Far East Horizon Ltd.	3,957,000	3,781,624
Flat Glass Group Co. Ltd., Class A	237,100	591,044
Focus Media Information Technology Co. Ltd., Class A	1,829,478	2,134,458
Foshan Haitian Flavouring & Food Co. Ltd., Class A	583,416	3,397,986
Fosun International Ltd.	5,443,500	3,707,955
Founder Securities Co. Ltd., Class A	1,270,700	1,541,525
Foxconn Industrial Internet Co. Ltd., Class A	1,647,297	12,432,078
Fuyao Glass Industry Group Co. Ltd., Class A	259,272	2,390,111
Fuyao Glass Industry Group Co. Ltd., Class H(b)	1,252,800	11,055,932
GalaxyCore Inc., Class A	281,852	682,667
Ganfeng Lithium Group Co. Ltd., Class A	201,773	1,131,037
GCL Technology Holdings Ltd.(a)(c)	47,143,000	7,587,014
GD Power Development Co. Ltd., Class A	2,296,000	1,544,916
GDS Holdings Ltd., Class A(a)	2,181,600	9,452,842
Geely Automobile Holdings Ltd.	12,601,000	31,784,043
GEM Co. Ltd., Class A	629,300	658,129
Genscript Biotech Corp.(a)(c)	2,492,000	5,534,239
Security	Shares	Value
China (continued)
GF Securities Co. Ltd., Class A	833,894	$2,561,957
Giant Biogene Holding Co. Ltd.(b)(c)	759,600	5,290,709
Giant Network Group Co. Ltd., Class A	242,200	1,074,571
GigaDevice Semiconductor Inc., Class A	85,394	1,906,263
GoerTek Inc., Class A	422,400	2,171,788
Goldwind Science & Technology Co. Ltd., Class A	325,693	522,637
Goneo Group Co. Ltd., Class A	120,939	800,749
Gotion High-tech Co. Ltd., Class A	229,323	1,174,812
Great Wall Motor Co. Ltd., Class A	356,600	1,294,514
Great Wall Motor Co. Ltd., Class H	4,739,000	11,362,558
Gree Electric Appliances Inc. of Zhuhai, Class A	336,600	2,014,487
Guangdong Haid Group Co. Ltd., Class A	209,527	1,809,671
Guangdong Investment Ltd.	6,056,110	5,696,145
Guanghui Energy Co. Ltd., Class A	906,800	674,830
Guangzhou Automobile Group Co. Ltd., Class A	776,100	854,576
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	181,396	676,146
Guangzhou Tinci Materials Technology Co. Ltd., Class A	236,800	715,614
Guolian Securities Co. Ltd., Class A	356,160	611,513
Guosen Securities Co. Ltd., Class A	916,351	1,907,659
Guotai Haitong Securities Co. Ltd.	1,750,772	5,156,733
Guotai Haitong Securities Co. Ltd., Class H(b)	4,074,480	8,556,546
Guoyuan Securities Co. Ltd., Class A	555,300	720,621
H World Group Ltd., ADR	413,820	15,249,267
Haidilao International Holding Ltd.(b)	3,466,000	6,190,346
Haier Smart Home Co. Ltd., Class A	815,541	3,007,595
Haier Smart Home Co. Ltd., Class A	4,943,400	16,786,450
Hainan Airlines Holding Co. Ltd., Class A(a)	5,478,500	1,224,138
Hainan Airport Infrastructure Co. Ltd., Class A	1,528,600	839,329
Haisco Pharmaceutical Group Co. Ltd., Class A	115,300	897,605
Haitian International Holdings Ltd.	1,366,000	3,872,428
Hangzhou First Applied Material Co. Ltd., Class A	342,908	722,396
Hangzhou Silan Microelectronics Co. Ltd., Class A	195,700	891,821
Hangzhou Tigermed Consulting Co. Ltd., Class A	53,100	473,266
Hansoh Pharmaceutical Group Co. Ltd.(b)	2,470,000	11,473,703
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	313,400	849,749
Henan Shuanghui Investment & Development Co. Ltd., Class A	424,400	1,503,245
Hengan International Group Co. Ltd.	1,275,500	4,069,337
Hengli Petrochemical Co. Ltd., Class A	868,791	2,149,017
Hengtong Optic-Electric Co. Ltd., Class A	315,400	906,737
Hithink RoyalFlush Information Network Co. Ltd., Class A	66,200	3,839,404
HLA Group Corp. Ltd., Class A	618,400	605,365
Horizon Robotics(a)	8,592,000	10,701,400
Hoshine Silicon Industry Co. Ltd., Class A	112,800	835,327
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,494,000	10,343,846
Huadian Power International Corp. Ltd., Class A	1,221,400	909,589
Huadong Medicine Co. Ltd., Class A	221,005	1,374,491
Huafon Chemical Co. Ltd., Class A	669,200	755,706
Huagong Tech Co. Ltd., Class A	131,600	1,263,110
Huaibei Mining Holdings Co. Ltd., Class A	345,600	605,098
Hualan Biological Engineering Inc., Class A	251,583	604,115
Huaneng Power International Inc., Class A	1,353,300	1,403,079
Huaneng Power International Inc., Class H	8,396,000	6,032,768
Huaqin Technology Co. Ltd., Class A	103,800	1,432,327
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Huatai Securities Co. Ltd., Class A	1,070,909	$3,261,057
Huatai Securities Co. Ltd., Class H(b)	2,610,800	6,658,340
Huaxia Bank Co. Ltd., Class A	1,741,560	1,851,416
Huayu Automotive Systems Co. Ltd., Class A	384,768	1,033,601
Huizhou Desay Sv Automotive Co. Ltd., Class A	63,900	1,139,403
Humanwell Healthcare Group Co. Ltd., Class A	192,100	550,086
Hunan Valin Steel Co. Ltd., Class A	986,000	823,075
Hundsun Technologies Inc., Class A	251,744	1,325,432
Hwatsing Technology Co. Ltd., Class A	47,766	844,879
Hygon Information Technology Co. Ltd., Class A	291,952	7,968,254
IEIT Systems Co. Ltd., Class A	189,590	1,787,280
Iflytek Co. Ltd., Class A	287,819	2,156,719
Imeik Technology Development Co. Ltd., Class A	37,660	1,026,229
Industrial & Commercial Bank of China Ltd., Class A	7,712,262	8,049,490
Industrial & Commercial Bank of China Ltd., Class H	135,686,085	100,937,323
Industrial Bank Co. Ltd., Class A	2,628,842	8,274,738
Industrial Securities Co. Ltd., Class A	1,296,876	1,240,670
Ingenic Semiconductor Co. Ltd., Class A	67,200	708,851
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	5,851,200	2,292,050
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	292,700	851,641
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	1,064,300	835,921
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	804,470	3,229,915
Inner Mongolia Yitai Coal Co. Ltd., Class B	1,921,600	3,890,170
Innovent Biologics Inc.(a)(b)	3,005,500	37,562,603
Isoftstone Information Technology Group Co. Ltd., Class A	111,400	936,351
J&T Global Express Ltd.(a)	5,015,000	6,736,176
JA Solar Technology Co. Ltd., Class A(a)	404,460	719,069
JCET Group Co. Ltd., Class A	234,600	1,314,390
JD Health International Inc.(a)(b)	2,326,450	18,958,278
JD Logistics Inc.(a)(b)	4,125,500	6,854,522
JD.com Inc., Class A	5,069,104	78,546,547
Jiangsu Eastern Shenghong Co. Ltd., Class A(a)	856,100	1,181,778
Jiangsu Expressway Co. Ltd., Class H	2,564,000	3,026,659
Jiangsu Hengli Hydraulic Co. Ltd., Class A	164,788	2,064,659
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	797,741	7,414,204
Jiangsu Hoperun Software Co. Ltd., Class A(a)	99,000	910,275
Jiangsu King's Luck Brewery JSC Ltd., Class A	151,286	920,105
Jiangsu Yanghe Distillery Co. Ltd., Class A	183,350	1,903,626
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	136,200	715,634
Jiangsu Zhongtian Technology Co. Ltd., Class A	468,024	1,067,430
Jiangxi Copper Co. Ltd., Class A	207,400	812,818
Jiangxi Copper Co. Ltd., Class H	2,308,000	6,796,133
Jinko Solar Co. Ltd., Class A(a)	1,144,881	911,561
Kanzhun Ltd., ADR(a)	758,280	17,910,574
KE Holdings Inc., Class A	4,291,724	25,159,175
Kingdee International Software Group Co. Ltd.(a)	6,261,000	13,228,688
Kingsoft Corp. Ltd.	1,997,800	8,799,838
Kuaishou Technology(a)(b)	5,580,600	54,697,347
Kuang-Chi Technologies Co. Ltd., Class A	261,800	1,995,385
Kunlun Energy Co. Ltd.	7,996,000	7,443,158
Kunlun Tech Co. Ltd., Class A(a)	157,900	931,489
Kweichow Moutai Co. Ltd., Class A	155,587	32,365,183
Laopu Gold Co. Ltd., Class H	58,200	5,337,177
Security	Shares	Value
China (continued)
LB Group Co. Ltd., Class A	335,400	$875,047
Legend Biotech Corp., ADR(a)(c)	150,635	5,231,554
Lenovo Group Ltd.	14,316,000	20,551,848
Lens Technology Co. Ltd., Class A	626,700	2,731,670
Li Auto Inc., Class A(a)	2,597,290	30,434,990
Li Ning Co. Ltd.	4,792,000	11,734,330
Lingyi iTech Guangdong Co., Class A	901,880	1,963,360
Longfor Group Holdings Ltd.(b)(c)	4,312,000	5,912,799
LONGi Green Energy Technology Co. Ltd., Class A(a)	971,671	2,343,157
Loongson Technology Corp. Ltd., Class A(a)	49,003	979,753
Luxshare Precision Industry Co. Ltd., Class A	906,286	5,844,482
Luzhou Laojiao Co. Ltd., Class A	183,389	3,535,524
Mango Excellent Media Co. Ltd., Class A	243,400	891,631
Maxscend Microelectronics Co. Ltd., Class A	66,644	773,598
Meitu Inc.(b)	7,150,500	10,895,008
Meituan, Class B(a)(b)	10,340,400	137,723,102
Metallurgical Corp. of China Ltd., Class A	2,446,790	1,171,805
Midea Group Co. Ltd., Class A	455,600	4,715,099
Midea Group Co. Ltd., Class H(c)	715,500	7,542,156
MINISO Group Holding Ltd.	1,006,280	6,142,572
MMG Ltd.(a)	8,861,600	5,920,651
Montage Technology Co. Ltd., Class A	140,800	2,428,944
Muyuan Foods Co. Ltd., Class A	669,739	5,173,315
NARI Technology Co. Ltd., Class A	1,005,654	3,074,146
National Silicon Industry Group Co. Ltd., Class A	348,313	1,013,361
NAURA Technology Group Co. Ltd., Class A	89,505	4,677,775
NetEase Cloud Music Inc.(a)(b)	181,600	6,548,867
NetEase Inc.	3,619,950	99,261,867
New China Life Insurance Co. Ltd., Class A	285,602	2,737,761
New China Life Insurance Co. Ltd., Class H	1,919,600	11,943,621
New Hope Liuhe Co. Ltd., Class A	432,097	599,768
New Oriental Education & Technology Group Inc.	2,561,400	12,256,109
Nexchip Semiconductor Corp., Class A	243,135	827,378
Ninestar Corp., Class A(a)	179,638	629,562
Ningbo Deye Technology Co. Ltd., Class A	112,588	1,021,537
Ningbo Orient Wires & Cables Co. Ltd., Class A	89,600	663,335
Ningbo Sanxing Medical Electric Co. Ltd., Class A	182,600	590,458
Ningbo Tuopu Group Co. Ltd., Class A	212,005	1,855,405
Ningxia Baofeng Energy Group Co. Ltd., Class A	930,400	2,266,397
NIO Inc., Class A(a)(c)	3,257,475	20,862,491
Nongfu Spring Co. Ltd., Class H(b)	4,172,200	26,986,287
OFILM Group Co. Ltd., Class A(a)	429,500	799,752
OmniVision Integrated Circuits Group Inc.	151,670	3,045,139
Oppein Home Group Inc., Class A	66,300	515,418
Orient Overseas International Ltd.	274,000	4,801,153
Orient Securities Co. Ltd., Class A	1,119,034	1,806,956
PDD Holdings Inc., ADR(a)	1,473,330	177,123,733
People's Insurance Co. Group of China Ltd. (The), Class A	1,178,000	1,485,720
People's Insurance Co. Group of China Ltd. (The), Class H	18,115,000	16,289,202
PetroChina Co. Ltd., Class A	2,663,200	3,261,363
PetroChina Co. Ltd., Class H	43,786,000	42,398,323
Pharmaron Beijing Co. Ltd., Class A	205,900	873,542
PICC Property & Casualty Co. Ltd., Class H	14,299,192	34,557,833
Ping An Bank Co. Ltd., Class A	2,512,067	4,252,759
Ping An Insurance Group Co. of China Ltd., Class A	1,342,184	11,293,383
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Ping An Insurance Group Co. of China Ltd., Class H	13,933,000	$101,441,203
Piotech Inc., Class A	35,728	952,363
Poly Developments and Holdings Group Co. Ltd., Class A	1,428,584	1,597,435
Pop Mart International Group Ltd.(b)	1,117,600	46,455,693
Postal Savings Bank of China Co. Ltd., Class A	4,018,000	3,409,537
Postal Savings Bank of China Co. Ltd., Class H(b)	18,056,000	12,574,279
Power Construction Corp. of China Ltd., Class A	2,144,900	1,783,828
Qfin Holdings Inc.	210,525	6,130,488
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	741,200	2,112,674
Range Intelligent Computing Technology Group Co. Ltd., Class A	173,200	1,435,016
Rockchip Electronics Co. Ltd., Class A	52,100	1,799,521
Rongsheng Petrochemical Co. Ltd., Class A	1,353,258	1,904,854
SAIC Motor Corp. Ltd., Class A	970,406	2,556,798
Sailun Group Co. Ltd., Class A	420,200	836,348
Sanan Optoelectronics Co. Ltd., Class A	645,000	1,371,372
Sany Heavy Industry Co. Ltd., Class A	975,652	2,880,374
Satellite Chemical Co. Ltd., Class A	418,984	1,180,855
SDIC Capital Co. Ltd., Class A	1,018,800	1,193,353
SDIC Power Holdings Co. Ltd., Class A	943,200	1,898,794
Seres Group Co. Ltd., Class A	202,400	3,885,883
SF Holding Co. Ltd., Class A	597,235	3,739,175
SG Micro Corp., Class A	76,077	829,151
Shaanxi Coal Industry Co. Ltd., Class A	1,208,076	3,457,199
Shandong Gold Mining Co. Ltd., Class A	465,036	2,198,345
Shandong Gold Mining Co. Ltd., Class H(b)(c)	1,644,500	6,282,104
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	103,600	871,744
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	251,880	970,350
Shandong Nanshan Aluminum Co. Ltd., Class A	1,507,000	858,860
Shandong Sun Paper Industry JSC Ltd., Class A	361,000	778,676
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	5,205,200	3,933,288
Shanghai Baosight Software Co. Ltd., Class A	266,259	946,891
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	38,173	820,617
Shanghai Electric Group Co. Ltd., Class A(a)	1,628,791	2,027,548
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	280,089	1,133,654
Shanghai International Airport Co. Ltd., Class A	153,198	695,394
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	336,000	880,637
Shanghai Pudong Development Bank Co. Ltd., Class A	3,702,095	7,087,535
Shanghai Putailai New Energy Technology Co. Ltd., Class A	258,566	813,704
Shanghai RAAS Blood Products Co. Ltd., Class A	642,700	621,108
Shanghai Rural Commercial Bank Co. Ltd., Class A	1,268,800	1,550,011
Shanghai United Imaging Healthcare Co. Ltd., Class A	99,102	1,972,772
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	205,300	1,094,942
Shanjin International Gold Co. Ltd., Class A	359,600	995,124
Shanxi Coking Coal Energy Group Co. Ltd., Class A	734,200	727,924
Security	Shares	Value
China (continued)
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	377,500	$687,819
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	153,100	4,348,055
Shenergy Co. Ltd., Class A	551,900	626,191
Shengyi Technology Co. Ltd., Class A	300,300	2,238,849
Shennan Circuits Co. Ltd., Class A	84,482	2,343,387
Shenwan Hongyuan Group Co. Ltd., Class A	3,244,870	2,487,478
Shenzhen Goodix Technology Co. Ltd., Class A	62,200	719,421
Shenzhen Inovance Technology Co. Ltd., Class A	177,597	1,871,798
Shenzhen Kinwong Electronic Co. Ltd.	117,400	1,050,921
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	148,932	5,080,084
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	100,100	877,333
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	138,100	976,028
Shenzhen Transsion Holdings Co. Ltd., Class A	146,946	1,857,130
Shenzhou International Group Holdings Ltd.	1,695,500	13,491,001
Sichuan Biokin Pharmaceutical Co. Ltd., Class A(a)	27,244	1,280,665
Sichuan Changhong Electric Co. Ltd., Class A	558,800	897,544
Sichuan Chuantou Energy Co. Ltd., Class A	593,860	1,241,851
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	245,578	1,257,202
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H(a)	102,000	5,943,603
Sichuan Road & Bridge Group Co. Ltd., Class A	719,680	875,160
Sino Biopharmaceutical Ltd.	21,416,750	22,465,444
Sinopharm Group Co. Ltd., Class H	2,796,000	6,737,884
Sinotruk Hong Kong Ltd.	1,439,500	4,197,035
Smoore International Holdings Ltd.(b)(c)	3,838,000	9,345,569
SooChow Securities Co. Ltd., Class A	753,300	1,068,965
Spring Airlines Co. Ltd., Class A	121,700	911,681
Sungrow Power Supply Co. Ltd., Class A	258,680	3,627,252
Sunny Optical Technology Group Co. Ltd.	1,475,900	15,896,611
Sunwoda Electronic Co. Ltd., Class A	273,700	943,116
SUPCON Technology Co. Ltd., Class A	98,243	717,192
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	221,900	2,050,862
Suzhou TFC Optical Communication Co. Ltd., Class A	98,332	2,729,383
TAL Education Group, ADR(a)	856,947	9,100,777
TBEA Co. Ltd., Class A	688,680	1,369,762
TCL Technology Group Corp., Class A	2,197,030	1,433,226
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	532,116	626,276
Tencent Holdings Ltd.	13,327,200	1,032,117,736
Tencent Music Entertainment Group, ADR	1,198,050	29,376,186
Tianfeng Securities Co. Ltd., Class A(a)	1,092,900	896,521
Tianqi Lithium Corp., Class A(a)	186,300	1,149,965
Tianshan Aluminum Group Co. Ltd., Class A	588,200	833,293
Tianshui Huatian Technology Co. Ltd., Class A	410,300	682,487
Tingyi Cayman Islands Holding Corp.	4,058,000	5,766,815
Tongcheng Travel Holdings Ltd.	2,678,800	7,578,839
TongFu Microelectronics Co. Ltd., Class A	200,000	929,799
Tongling Nonferrous Metals Group Co. Ltd., Class A	1,622,800	1,028,431
Tongwei Co. Ltd., Class A(a)	541,484	1,675,125
TravelSky Technology Ltd., Class H	1,915,000	2,679,683
Trina Solar Co. Ltd., Class A(a)	256,997	597,739
Trip.com Group Ltd.	1,290,612	95,540,523
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Tsingtao Brewery Co. Ltd., Class A	46,990	$458,612
Tsingtao Brewery Co. Ltd., Class H	1,354,000	8,805,050
Unigroup Guoxin Microelectronics Co. Ltd., Class A	100,439	1,149,462
Unisplendour Corp. Ltd., Class A	345,254	1,352,578
Verisilicon Microelectronics Shanghai Co. Ltd., Class A(a)	66,977	1,443,651
Victory Giant Technology Huizhou Co. Ltd., Class A	109,000	4,061,418
Vipshop Holdings Ltd., ADR	680,361	11,389,243
Wanhua Chemical Group Co. Ltd., Class A	394,891	3,804,534
Want Want China Holdings Ltd.	9,916,000	6,894,335
Weichai Power Co. Ltd., Class A	940,444	1,999,971
Weichai Power Co. Ltd., Class H	3,964,800	8,334,692
Wens Foodstuff Group Co. Ltd., Class A	825,170	2,108,805
Western Mining Co. Ltd., Class A	314,100	823,682
Western Securities Co. Ltd., Class A	666,710	837,861
Western Superconducting Technologies Co. Ltd., Class A	104,612	916,466
Wingtech Technology Co. Ltd., Class A(a)	168,400	1,026,735
Wintime Energy Group Co. Ltd., Class A	2,812,100	572,550
Wuhan Guide Infrared Co. Ltd., Class A(a)	587,232	1,035,823
Wuliangye Yibin Co. Ltd., Class A	483,028	8,789,109
WUS Printed Circuit Kunshan Co. Ltd., Class A	240,723	2,311,024
WuXi AppTec Co. Ltd., Class A	306,529	4,440,030
WuXi AppTec Co. Ltd., Class H(b)	720,170	10,035,527
Wuxi Biologics Cayman Inc.(a)(b)	7,208,000	31,007,872
WuXi XDC Cayman Inc.(a)	628,000	4,579,162
XCMG Construction Machinery Co. Ltd., Class A	1,501,669	2,015,087
Xiamen C & D Inc., Class A	170,200	278,395
Xiaomi Corp., Class B(a)(b)	35,630,600	243,173,372
Xinjiang Daqo New Energy Co. Ltd., Class A(a)	236,942	1,069,856
Xinyi Solar Holdings Ltd.(c)	9,384,000	4,086,452
XPeng Inc., Class A(a)	2,593,976	27,386,362
Yadea Group Holdings Ltd.(b)	2,560,000	4,465,315
Yankuang Energy Group Co. Ltd., Class A	727,130	1,322,974
Yankuang Energy Group Co. Ltd., Class H	6,714,660	7,810,869
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	145,998	972,610
Yealink Network Technology Corp. Ltd., Class A	164,542	872,786
Yifeng Pharmacy Chain Co. Ltd., Class A	149,028	496,988
Yihai Kerry Arawana Holdings Co. Ltd., Class A	227,700	1,076,295
Yonghui Superstores Co. Ltd., Class A(a)	1,097,900	800,502
Yonyou Network Technology Co. Ltd., Class A(a)	419,251	970,155
Youngor Fashion Co. Ltd., Class A	592,000	622,733
YTO Express Group Co. Ltd., Class A	418,300	995,526
Yum China Holdings Inc.	776,910	34,743,415
Yunnan Aluminium Co. Ltd., Class A	484,200	1,317,232
Yunnan Baiyao Group Co. Ltd., Class A	228,982	1,851,916
Yunnan Yuntianhua Co. Ltd., Class A	240,200	917,430
Yutong Bus Co. Ltd., Class A	288,600	1,119,648
Zangge Mining Co. Ltd., Class A	226,110	1,711,322
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	69,364	2,038,676
Zhaojin Mining Industry Co. Ltd., Class H	3,525,500	11,073,642
Zhejiang China Commodities City Group Co. Ltd., Class A	683,300	2,161,373
Zhejiang Chint Electrics Co. Ltd., Class A	269,123	1,035,607
Zhejiang Dahua Technology Co. Ltd., Class A	475,784	1,297,761
Zhejiang Expressway Co. Ltd., Class H	3,296,640	2,913,401
Zhejiang Huayou Cobalt Co. Ltd., Class A	219,115	1,478,676
Security	Shares	Value
China (continued)
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	170,484	$722,048
Zhejiang Juhua Co. Ltd., Class A	348,900	1,894,666
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	1,048,900	8,754,917
Zhejiang Longsheng Group Co. Ltd., Class A	128,000	189,776
Zhejiang NHU Co. Ltd., Class A	387,887	1,356,127
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	247,600	1,106,871
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	268,900	713,288
Zhejiang Weiming Environment Protection Co. Ltd., Class A	219,100	593,107
Zhejiang Zheneng Electric Power Co. Ltd., Class A	1,502,700	1,071,734
Zheshang Securities Co. Ltd., Class A	586,300	994,444
Zhongji Innolight Co. Ltd., Class A	139,740	6,938,352
Zhongjin Gold Corp. Ltd., Class A	596,100	1,349,270
Zhongtai Securities Co. Ltd., Class A	1,105,800	1,119,370
Zhuzhou CRRC Times Electric Co. Ltd., Class A	17	116
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,062,300	5,430,266
Zijin Mining Group Co. Ltd., Class A	2,648,700	8,629,092
Zijin Mining Group Co. Ltd., Class H	11,748,000	39,008,897
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	912,254	941,176
ZTE Corp., Class A	492,800	3,144,093
ZTE Corp., Class H(c)	1,556,600	7,035,397
ZTO Express Cayman Inc.	873,284	15,838,243
		5,821,026,802
Colombia — 0.1%
Grupo Cibest SA	525,358	7,715,756
Interconexion Electrica SA ESP	946,875	5,138,310
		12,854,066
Czech Republic — 0.2%
CEZ AS	283,849	17,750,192
Komercni Banka AS	159,551	7,795,391
Moneta Money Bank AS(b)	571,121	4,187,687
		29,733,270
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	4,739,915	9,478,172
Eastern Co. SAE	3,326,260	2,650,324
Talaat Moustafa Group	1,546,374	1,765,904
		13,894,400
Greece — 0.6%
Alpha Bank SA	4,535,588	17,993,211
Eurobank Ergasias Services and Holdings SA	5,311,232	19,519,104
FF Group, NVS(d)	246,892	3
Hellenic Telecommunications Organization SA	344,180	6,402,233
Jumbo SA	245,664	8,760,022
National Bank of Greece SA	1,796,889	24,884,806
OPAP SA	389,735	8,746,523
Piraeus Financial Holdings SA	2,269,198	17,561,339
Public Power Corp. SA	376,892	6,301,994
		110,169,235
Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	832,406	7,163,669
OTP Bank Nyrt	467,678	40,792,851
Richter Gedeon Nyrt	286,403	8,687,551
		56,644,071
India — 16.1%
ABB India Ltd.	109,910	6,234,615
Adani Enterprises Ltd.	333,784	8,496,348
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Adani Ports & Special Economic Zone Ltd.	1,115,076	$16,612,045
Adani Power Ltd.(a)	1,206,076	8,223,304
Alkem Laboratories Ltd.	86,530	5,200,547
Ambuja Cements Ltd.	1,266,051	8,091,284
APL Apollo Tubes Ltd.	372,654	6,782,682
Apollo Hospitals Enterprise Ltd.	210,094	18,142,934
Ashok Leyland Ltd.	6,105,964	8,785,311
Asian Paints Ltd.	704,877	20,135,168
Astral Ltd.	257,160	3,968,158
AU Small Finance Bank Ltd.(b)	773,118	6,295,066
Aurobindo Pharma Ltd.	543,436	6,331,749
Avenue Supermarts Ltd.(a)(b)	338,206	18,243,583
Axis Bank Ltd.	4,753,198	56,355,987
Bajaj Auto Ltd.	138,491	13,553,695
Bajaj Finance Ltd.	5,816,471	57,941,994
Bajaj Finserv Ltd.	792,650	17,206,033
Bajaj Holdings & Investment Ltd.	56,044	8,113,094
Balkrishna Industries Ltd.	158,499	4,119,560
Bank of Baroda	2,155,824	5,695,058
Bharat Electronics Ltd.	7,599,020	31,842,175
Bharat Forge Ltd.	548,165	6,881,277
Bharat Heavy Electricals Ltd.	2,166,492	5,111,602
Bharat Petroleum Corp. Ltd.	3,179,358	11,115,700
Bharti Airtel Ltd.	5,335,661	114,368,154
Bosch Ltd.	15,380	6,973,080
Britannia Industries Ltd.	227,110	14,992,535
BSE Ltd.	286,992	6,826,585
Canara Bank	3,777,385	4,448,479
CG Power & Industrial Solutions Ltd.	1,399,867	11,033,618
Cholamandalam Investment and Finance Co. Ltd.	873,919	14,096,473
Cipla Ltd.	1,176,301	21,203,094
Coal India Ltd.	3,830,915	16,280,544
Colgate-Palmolive India Ltd.	278,983	7,379,771
Container Corp. of India Ltd.	638,231	3,816,093
Coromandel International Ltd.	249,402	6,528,724
Cummins India Ltd.	288,330	12,502,384
Dabur India Ltd.	1,108,399	6,550,131
Divi's Laboratories Ltd.	248,692	17,284,138
Dixon Technologies India Ltd.	75,819	14,363,299
DLF Ltd.	1,553,185	13,021,782
Dr Reddy's Laboratories Ltd.	1,216,178	17,392,852
Eicher Motors Ltd.	284,516	19,689,244
Eternal Ltd.(a)	5,074,874	18,081,861
FSN E-Commerce Ventures Ltd.(a)	2,358,738	6,154,100
GAIL India Ltd.	4,789,331	9,405,061
GMR Airports Infrastructure Ltd.(a)	5,415,015	5,290,750
Godrej Consumer Products Ltd.	854,647	12,045,605
Godrej Properties Ltd.(a)	311,604	6,883,256
Grasim Industries Ltd.	561,473	17,669,627
Havells India Ltd.	475,029	8,226,266
HCL Technologies Ltd.	1,970,118	32,484,490
HDFC Asset Management Co. Ltd.(b)	197,774	12,252,703
HDFC Bank Ltd.	23,595,460	254,675,829
HDFC Life Insurance Co. Ltd.(b)	2,000,832	17,526,527
Hero MotoCorp Ltd.	248,233	14,314,490
Hindalco Industries Ltd.	2,813,879	22,486,738
Hindustan Aeronautics Ltd.	416,775	20,492,709
Hindustan Petroleum Corp. Ltd.	2,012,671	8,582,850
Hindustan Unilever Ltd.	1,705,700	51,436,517
Hitachi Energy India Ltd.	27,920	6,059,085
Hyundai Motor India Ltd.	337,071	9,414,509
Security	Shares	Value
India (continued)
ICICI Bank Ltd.	10,981,721	$174,003,883
ICICI Lombard General Insurance Co. Ltd.(b)	498,028	10,398,288
ICICI Prudential Life Insurance Co. Ltd.(b)	753,853	5,127,080
IDFC First Bank Ltd.	7,508,020	5,787,347
Indian Hotels Co. Ltd., Class A	1,776,957	15,291,656
Indian Oil Corp. Ltd.	5,903,646	9,148,289
Indian Railway Catering & Tourism Corp. Ltd.	505,029	3,964,689
Indus Towers Ltd.(a)	2,729,378	10,486,139
IndusInd Bank Ltd.(a)	1,212,939	10,165,353
Info Edge India Ltd.	746,035	11,488,399
Infosys Ltd.	6,902,528	115,775,971
InterGlobe Aviation Ltd.(b)	394,388	25,284,752
ITC Ltd.	6,241,305	29,011,166
Jindal Stainless Ltd.	699,302	6,054,246
Jindal Steel Ltd.	760,346	8,156,669
Jio Financial Services Ltd.	5,969,977	21,120,328
JSW Energy Ltd.	891,040	4,937,151
JSW Steel Ltd.	1,271,256	14,819,206
Jubilant Foodworks Ltd.	761,972	5,424,409
Kalyan Jewellers India Ltd.	853,999	4,886,876
Kotak Mahindra Bank Ltd.	2,276,259	50,626,859
Larsen & Toubro Ltd.	1,402,495	57,262,572
Lodha Developers Ltd.(b)	618,805	8,376,839
LTIMindtree Ltd.(b)	153,481	8,928,836
Lupin Ltd.	471,110	10,132,199
Mahindra & Mahindra Ltd.	1,939,174	70,360,527
Mankind Pharma Ltd.	262,517	7,362,978
Marico Ltd.	1,102,747	9,071,615
Maruti Suzuki India Ltd.	261,359	43,863,209
Max Healthcare Institute Ltd.	1,612,977	21,103,977
Mphasis Ltd.	216,146	6,819,614
MRF Ltd.	4,894	7,820,983
Muthoot Finance Ltd.	250,395	7,498,172
Nestle India Ltd.	1,403,348	18,406,836
NHPC Ltd.	6,132,638	5,373,922
NMDC Ltd.	6,370,292	4,976,233
NTPC Ltd.	9,077,497	33,730,837
Oberoi Realty Ltd.	263,826	4,821,403
Oil & Natural Gas Corp. Ltd.	6,535,118	17,320,381
Oil India Ltd.	1,027,584	4,549,691
Oracle Financial Services Software Ltd.	45,871	4,314,557
Page Industries Ltd.	12,806	6,441,590
PB Fintech Ltd.(a)	711,618	14,290,860
Persistent Systems Ltd.	228,048	13,702,899
Petronet LNG Ltd.	1,580,232	4,827,876
Phoenix Mills Ltd. (The)	408,040	6,965,603
PI Industries Ltd.	157,903	6,619,603
Pidilite Industries Ltd.	317,502	10,980,408
Polycab India Ltd.	109,656	8,825,156
Power Finance Corp. Ltd.	3,081,563	13,270,650
Power Grid Corp. of India Ltd.	9,624,786	30,077,570
Prestige Estates Projects Ltd.	357,816	6,341,687
Punjab National Bank	4,788,881	5,480,995
Rail Vikas Nigam Ltd.	1,080,243	3,706,438
REC Ltd.	2,732,246	10,853,926
Reliance Industries Ltd.	12,649,651	194,812,519
Samvardhana Motherson International Ltd.	9,902,566	10,406,599
SBI Cards & Payment Services Ltd.	600,143	5,465,854
SBI Life Insurance Co. Ltd.(b)	939,460	19,228,689
Shree Cement Ltd.	19,100	6,339,664
Shriram Finance Ltd.	2,932,351	19,312,783
Siemens Ltd.	184,977	6,426,264
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Solar Industries India Ltd.	56,206	$8,785,497
SRF Ltd.	277,020	8,910,246
State Bank of India	3,728,555	33,939,244
Sun Pharmaceutical Industries Ltd.	1,994,130	36,075,591
Sundaram Finance Ltd.	138,116	7,044,246
Supreme Industries Ltd.	130,924	6,637,188
Suzlon Energy Ltd.(a)	20,012,625	12,831,088
Swiggy Ltd.(a)	1,822,362	8,473,288
Tata Communications Ltd.	236,812	4,158,458
Tata Consultancy Services Ltd.	1,877,681	65,665,310
Tata Consumer Products Ltd.	1,231,055	14,873,939
Tata Elxsi Ltd.	71,263	4,229,013
Tata Motors Ltd.	4,204,095	31,900,494
Tata Power Co. Ltd. (The)	3,337,464	14,170,169
Tata Steel Ltd.	15,564,728	27,288,347
Tech Mahindra Ltd.	1,120,095	18,798,213
Titan Co. Ltd.	738,200	30,387,644
Torrent Pharmaceuticals Ltd.	248,218	10,014,673
Torrent Power Ltd.	366,878	5,107,976
Trent Ltd.	378,010	22,720,151
Tube Investments of India Ltd.	222,649	7,475,095
TVS Motor Co. Ltd.	495,916	18,429,383
UltraTech Cement Ltd.	245,681	35,216,046
Union Bank of India Ltd.	3,183,963	4,508,217
United Spirits Ltd.	610,316	9,077,168
UPL Ltd.	934,161	7,584,910
Varun Beverages Ltd.	2,810,513	15,534,141
Vedanta Ltd.	2,844,175	13,577,324
Vishal Mega Mart Ltd.(a)	4,379,835	7,416,467
Vodafone Idea Ltd.(a)	57,560,428	4,243,913
Voltas Ltd.	477,482	7,439,266
WAAREE Energies Ltd.(a)	179,955	6,954,462
Wipro Ltd.	5,407,251	15,289,060
Yes Bank Ltd.(a)	29,336,273	6,357,150
Zydus Lifesciences Ltd.	519,783	5,789,176
		3,057,047,245
Indonesia — 1.2%
Amman Mineral Internasional PT(a)	30,074,700	14,333,866
Astra International Tbk PT	41,831,200	13,955,468
Bank Central Asia Tbk PT	114,942,200	56,311,289
Bank Mandiri Persero Tbk PT	77,834,400	22,307,551
Bank Negara Indonesia Persero Tbk PT	30,790,952	8,174,572
Bank Rakyat Indonesia Persero Tbk PT	141,589,208	34,757,646
Barito Pacific Tbk PT(a)	47,763,587	6,339,563
Chandra Asri Pacific Tbk PT	17,862,500	8,918,954
Charoen Pokphand Indonesia Tbk PT	15,930,145	4,123,816
Dian Swastatika Sentosa Tbk PT(a)	2,091,600	12,582,578
GoTo Gojek Tokopedia Tbk PT(a)	1,865,841,666	6,554,635
Indofood CBP Sukses Makmur Tbk PT	4,857,300	2,644,501
Indofood Sukses Makmur Tbk PT	9,207,600	4,161,377
Kalbe Farma Tbk PT	44,541,815	3,287,321
Petrindo Jaya Kreasi Tbk PT	46,946,300	4,435,029
Sumber Alfaria Trijaya Tbk PT	39,063,700	5,211,568
Telkom Indonesia Persero Tbk PT	101,718,700	19,457,102
United Tractors Tbk PT	3,122,753	4,618,915
		232,175,751
Kuwait — 0.8%
Boubyan Bank KSCP	3,191,703	7,220,386
Gulf Bank KSCP	4,226,707	4,716,919
Kuwait Finance House KSCP	23,034,587	58,115,558
Mabanee Co. KPSC	1,438,845	4,517,799
Security	Shares	Value
Kuwait (continued)
Mobile Telecommunications Co. KSCP	4,087,277	$6,845,456
National Bank of Kuwait SAKP	17,271,070	57,719,978
Warba Bank KSCP(a)	4,696,150	4,310,326
		143,446,422
Malaysia — 1.2%
AMMB Holdings Bhd	5,022,875	6,410,988
Axiata Group Bhd	6,017,200	3,446,806
CELCOMDIGI Bhd	7,568,900	6,592,557
CIMB Group Holdings Bhd	16,668,700	29,282,432
Gamuda Bhd	9,412,800	12,373,049
Hong Leong Bank Bhd	1,308,700	6,218,466
IHH Healthcare Bhd	4,444,700	7,143,080
IOI Corp. Bhd	5,386,620	4,925,893
Kuala Lumpur Kepong Bhd(c)	1,074,900	5,006,871
Malayan Banking Bhd	12,546,200	29,397,902
Maxis Bhd	5,123,700	4,245,015
MISC Bhd	2,797,100	4,912,303
MR DIY Group M Bhd(b)(c)	6,698,200	2,344,525
Nestle Malaysia Bhd	148,600	3,342,944
Petronas Chemicals Group Bhd	5,489,100	5,614,557
Petronas Dagangan Bhd	648,700	3,251,486
Petronas Gas Bhd(c)	1,642,000	7,244,232
Press Metal Aluminium Holdings Bhd	8,023,200	10,560,928
Public Bank Bhd	29,809,150	30,109,048
QL Resources Bhd(c)	3,494,800	3,391,404
RHB Bank Bhd	3,097,025	4,792,867
SD Guthrie Bhd	4,461,373	5,338,501
Sunway Bhd	5,176,700	6,030,439
Telekom Malaysia Bhd	2,660,400	4,422,531
Tenaga Nasional Bhd	5,785,950	18,065,968
YTL Corp. Bhd	6,538,640	3,963,038
YTL Power International Bhd(c)	6,144,600	5,859,667
		234,287,497
Mexico — 1.9%
Alfa SAB de CV, Class A	7,598,138	5,703,336
America Movil SAB de CV, Series B, Class B	37,749,950	37,579,044
Arca Continental SAB de CV	1,062,736	10,840,027
Cemex SAB de CV, NVS	31,410,915	28,424,568
Coca-Cola Femsa SAB de CV	1,077,269	9,145,921
Fibra Uno Administracion SA de CV	5,826,381	8,191,178
Fomento Economico Mexicano SAB de CV	3,629,472	31,438,117
Gruma SAB de CV, Class B	350,151	6,019,607
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	588,054	7,520,928
Grupo Aeroportuario del Pacifico SAB de CV, Class B	800,125	19,242,096
Grupo Aeroportuario del Sureste SAB de CV, Class B	373,257	12,179,123
Grupo Bimbo SAB de CV, Series A, Class A	2,678,846	8,331,700
Grupo Carso SAB de CV, Series A1, Class A1	1,189,341	7,879,874
Grupo Comercial Chedraui SA de CV	613,719	4,961,508
Grupo Financiero Banorte SAB de CV, Class O	5,256,112	48,070,847
Grupo Financiero Inbursa SAB de CV, Class O	3,880,049	10,225,809
Grupo Mexico SAB de CV, Series B, Class B	6,469,688	42,410,262
Industrias Penoles SAB de CV(a)	419,503	13,676,187
Kimberly-Clark de Mexico SAB de CV, Class A	3,084,163	5,791,739
Prologis Property Mexico SA de CV	2,267,669	8,362,595
Promotora y Operadora de Infraestructura SAB de CV	401,865	5,027,699
Qualitas Controladora SAB de CV	407,675	3,676,054
Schedule of Investments
16

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Mexico (continued)
Wal-Mart de Mexico SAB de CV	10,748,500	$32,087,997
		366,786,216
Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR	344,720	6,597,941
Credicorp Ltd.	140,247	36,071,528
Southern Copper Corp.	188,400	18,103,338
		60,772,807
Philippines — 0.4%
Ayala Corp.	535,686	5,108,914
Ayala Land Inc.	13,986,900	6,853,317
Bank of the Philippine Islands	4,369,208	8,639,785
BDO Unibank Inc.	5,149,382	12,182,981
International Container Terminal Services Inc.	2,140,230	18,089,543
Jollibee Foods Corp.	968,619	3,932,446
Manila Electric Co.	520,400	4,872,062
Metropolitan Bank & Trust Co.	4,014,115	4,913,488
PLDT Inc.	163,248	3,311,344
SM Investments Corp.	476,312	6,293,036
SM Prime Holdings Inc.	21,570,125	8,719,396
		82,916,312
Poland — 1.1%
Allegro.eu SA (a)(b)	1,429,170	14,361,952
Bank Millennium SA(a)	1,250,949	4,845,951
Bank Polska Kasa Opieki SA	383,299	19,306,284
Budimex SA(c)	26,326	3,850,822
CCC SA(a)(c)	112,659	5,168,793
CD Projekt SA	135,285	9,365,712
Dino Polska SA(a)(b)	1,022,170	12,754,135
KGHM Polska Miedz SA(a)	293,070	10,294,840
LPP SA	2,318	10,982,246
mBank SA(a)	31,354	7,573,723
ORLEN SA	1,202,558	25,697,509
PGE Polska Grupa Energetyczna SA(a)	1,850,189	5,766,387
Powszechna Kasa Oszczednosci Bank Polski SA	1,820,964	35,519,354
Powszechny Zaklad Ubezpieczen SA	1,244,128	20,706,401
Santander Bank Polska SA	84,440	11,754,089
Zabka Group SA(a)	605,064	3,621,130
		201,569,328
Qatar — 0.8%
Al Rayan Bank	12,834,662	8,472,232
Barwa Real Estate Co.	4,198,031	3,148,736
Commercial Bank PSQC (The)	6,770,994	8,720,091
Dukhan Bank	4,025,144	4,047,890
Industries Qatar QSC	3,076,908	10,846,071
Mesaieed Petrochemical Holding Co.	11,689,863	4,359,295
Ooredoo QPSC	1,677,899	5,936,040
Qatar Electricity & Water Co. QSC	905,515	3,924,710
Qatar Fuel QSC	1,217,732	5,000,672
Qatar Gas Transport Co. Ltd.	5,611,838	7,281,504
Qatar International Islamic Bank QSC	2,016,409	6,243,764
Qatar Islamic Bank QPSC	3,693,400	24,781,119
Qatar National Bank QPSC	9,639,226	50,240,109
		143,002,233
Russia — 0.0%
Alrosa PJSC(a)(d)	9,805,890	1,220
Mobile TeleSystems PJSC(a)(d)	3,162,662	393
Moscow Exchange MICEX-RTS PJSC(a)(d)	5,279,850	657
Ozon Holdings PLC, ADR(a)(d)	197,078	25
PhosAgro PJSC(a)(d)	3,367	34
PhosAgro PJSC, GDR(a)(d)(e)	2	—
Security	Shares	Value
Russia (continued)
Polyus PJSC(a)(d)	1,264,900	$16
Rosneft Oil Co. PJSC(a)(d)	4,281,715	533
Sberbank of Russia PJSC(a)(d)	39,606,181	4,926
Severstal PAO(a)(d)	805,849	100
TCS Group Holding PLC, GDR(a)(d)(e)	445,207	55
United Co. RUSAL International PJSC(a)(d)	11,428,270	1,421
VK Co. Ltd.(a)(d)	404,870	50
VTB Bank PJSC(a)(d)	2,356,794	—
X5 Retail Group NV, GDR(a)(d)(e)	424,766	53
		9,483
Saudi Arabia — 3.2%
ACWA Power Co.(a)	317,179	17,933,282
Ades Holding Co.	694,025	2,757,872
Al Rajhi Bank	4,094,673	102,745,553
Al Rajhi Co. for Co-operative Insurance(a)	84,270	2,618,956
Alinma Bank	2,570,110	17,259,649
Almarai Co. JSC	1,033,159	13,074,597
Arab National Bank	1,878,880	11,748,501
Arabian Internet & Communications Services Co.	47,241	3,039,886
Bank AlBilad	1,528,496	10,640,062
Bank Al-Jazira(a)	1,292,275	4,182,305
Banque Saudi Fransi	2,552,821	11,008,434
Bupa Arabia for Cooperative Insurance Co.	171,587	6,675,986
Co. for Cooperative Insurance (The)	151,249	4,715,793
Dallah Healthcare Co.	73,818	2,550,685
Dar Al Arkan Real Estate Development Co.(a)	1,083,583	5,397,295
Dr Sulaiman Al Habib Medical Services Group Co.	180,727	11,607,912
Elm Co.	50,500	11,540,896
Etihad Etisalat Co.	784,658	13,381,975
Jabal Omar Development Co.(a)	1,192,487	6,080,908
Jarir Marketing Co.	1,216,491	4,132,780
Makkah Construction & Development Co.	202,113	4,047,970
Mouwasat Medical Services Co.	203,596	3,927,214
Nahdi Medical Co.	78,112	2,406,521
Riyad Bank	3,053,851	21,095,035
SABIC Agri-Nutrients Co.	475,345	15,364,254
Sahara International Petrochemical Co.	728,196	3,907,194
SAL Saudi Logistics Services	75,767	3,422,242
Saudi Arabian Mining Co.(a)	2,779,731	38,517,721
Saudi Arabian Oil Co.(b)	12,573,272	79,386,467
Saudi Aramco Base Oil Co.	103,874	2,383,478
Saudi Awwal Bank	2,079,086	16,686,257
Saudi Basic Industries Corp.	1,867,770	30,364,578
Saudi Electricity Co.	1,714,328	6,642,823
Saudi Investment Bank (The)	1,298,325	4,698,577
Saudi National Bank (The)	6,099,876	56,535,698
Saudi Research & Media Group(a)	76,497	3,526,069
Saudi Tadawul Group Holding Co.	100,811	4,574,586
Saudi Telecom Co.	4,157,262	46,506,766
Yanbu National Petrochemical Co.	566,947	4,960,144
		612,046,921
South Africa — 3.3%
Absa Group Ltd.	1,774,399	18,999,447
Anglogold Ashanti PLC	1,048,567	59,008,686
Bid Corp. Ltd.	694,737	18,166,349
Bidvest Group Ltd. (The)	677,966	9,104,884
Capitec Bank Holdings Ltd.	181,316	36,675,769
Clicks Group Ltd.	499,342	10,562,046
Discovery Ltd.	1,127,534	13,870,458
17
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Africa (continued)
FirstRand Ltd.	10,473,897	$44,147,714
Gold Fields Ltd.	1,865,307	62,091,309
Harmony Gold Mining Co. Ltd.	1,184,720	15,773,222
Impala Platinum Holdings Ltd.(a)	1,878,236	17,043,329
MTN Group Ltd.	3,579,901	30,411,143
Naspers Ltd., Class N	325,565	107,410,815
Nedbank Group Ltd.	950,323	12,179,243
NEPI Rockcastle NV	1,186,990	9,858,611
Old Mutual Ltd.	8,977,836	7,074,372
OUTsurance Group Ltd.	1,745,997	7,518,477
Pepkor Holdings Ltd.(b)	7,293,203	10,492,246
Reinet Investments SCA	291,183	8,838,659
Remgro Ltd.	1,041,574	10,019,773
Sanlam Ltd.	3,751,929	19,397,728
Sasol Ltd.(a)	1,190,688	8,030,498
Shoprite Holdings Ltd.	1,033,347	15,402,377
Sibanye Stillwater Ltd.(a)	5,910,240	11,243,028
Standard Bank Group Ltd.	2,746,207	38,636,343
Valterra Platinum Ltd.	439,539	20,156,434
Vodacom Group Ltd.	1,288,327	10,383,302
		632,496,262
South Korea — 10.1%
Alteogen Inc.(a)	83,460	26,248,222
Amorepacific Corp.(c)	59,117	5,100,262
Celltrion Inc.	338,283	40,701,185
Coway Co. Ltd.	114,580	8,554,161
DB Insurance Co. Ltd.	98,053	9,270,416
Doosan Bobcat Inc.	115,892	4,427,362
Doosan Co. Ltd.	15,526	6,161,759
Doosan Enerbility Co. Ltd.(a)	932,002	40,984,790
Ecopro BM Co. Ltd.(a)(c)	100,820	8,751,162
Ecopro Co. Ltd.	208,686	7,563,808
Hana Financial Group Inc.	593,757	35,002,840
Hanjin Kal Corp.	49,229	3,954,875
Hankook Tire & Technology Co. Ltd.	151,348	4,362,724
Hanmi Semiconductor Co. Ltd.(c)	89,570	5,526,755
Hanwha Aerospace Co. Ltd.	68,626	43,520,677
Hanwha Ocean Co. Ltd.(a)	252,633	20,303,860
Hanwha Systems Co. Ltd.(c)	155,153	5,669,432
HD Hyundai Co. Ltd.	91,377	8,997,974
HD Hyundai Electric Co. Ltd.(c)	48,928	17,157,699
HD Hyundai Heavy Industries Co. Ltd.(c)	46,073	17,187,486
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	88,529	25,799,827
HLB Inc.(a)	244,263	6,596,514
HMM Co. Ltd.(c)	539,566	8,569,561
HYBE Co. Ltd.(a)(c)	47,533	9,804,900
Hyosung Heavy Industries Corp.	11,682	10,356,607
Hyundai Glovis Co. Ltd.	77,849	10,295,462
Hyundai Mobis Co. Ltd.	124,361	28,399,175
Hyundai Motor Co.	276,181	43,478,595
Hyundai Rotem Co. Ltd.	158,820	21,908,952
Industrial Bank of Korea	572,684	7,829,276
Kakao Corp.	643,202	28,799,685
KakaoBank Corp.	344,550	6,088,933
KB Financial Group Inc.	756,551	59,090,614
Kia Corp.	494,784	37,437,068
Korea Aerospace Industries Ltd.	150,941	10,313,004
Korea Electric Power Corp.	529,013	13,870,793
Korea Investment Holdings Co. Ltd.	87,639	8,455,141
Korea Zinc Co. Ltd.	8,397	4,958,775
Korean Air Lines Co. Ltd.	378,528	6,443,083
Security	Shares	Value
South Korea (continued)
Krafton Inc.(a)	59,727	$14,044,006
KT&G Corp.	201,545	19,494,189
LG Chem Ltd.	102,439	20,346,244
LG Corp.	183,765	9,825,672
LG Display Co. Ltd.(a)(c)	626,612	5,383,272
LG Electronics Inc.	215,596	11,424,159
LG Energy Solution Ltd.(a)(c)	97,169	24,505,418
LG H&H Co. Ltd.(a)(c)	18,737	3,977,973
LG Uplus Corp.	443,380	4,728,751
LIG Nex1 Co. Ltd.	27,545	9,680,959
LS Electric Co. Ltd.	31,094	6,286,963
Meritz Financial Group Inc.	173,264	15,762,077
Mirae Asset Securities Co. Ltd.(c)	481,124	6,613,816
NAVER Corp.	295,943	45,493,480
NH Investment & Securities Co. Ltd.	315,279	4,403,392
Orion Corp./Republic of Korea(c)	48,619	3,762,894
POSCO Future M Co. Ltd.(a)	71,423	7,224,862
POSCO Holdings Inc.	150,825	30,787,022
Posco International Corp.	110,744	3,815,949
Samsung Biologics Co. Ltd.(a)(b)(c)	37,070	26,602,666
Samsung C&T Corp.	177,238	21,332,773
Samsung Electro-Mechanics Co. Ltd.	115,888	13,294,940
Samsung Electronics Co. Ltd.	9,823,538	490,781,963
Samsung Fire & Marine Insurance Co. Ltd.	62,622	19,930,724
Samsung Heavy Industries Co. Ltd.(a)	1,456,839	22,269,765
Samsung Life Insurance Co. Ltd.	164,521	16,901,750
Samsung SDI Co. Ltd.	132,355	19,614,569
Samsung SDS Co. Ltd.	86,913	9,182,404
Samyang Foods Co. Ltd.	8,727	9,771,704
Shinhan Financial Group Co. Ltd.	894,327	41,906,704
SK Biopharmaceuticals Co. Ltd.(a)(c)	64,990	4,591,779
SK Hynix Inc.	1,133,737	216,019,220
SK Inc.	74,898	11,107,150
SK Innovation Co. Ltd.	140,726	10,184,968
SK Square Co. Ltd.(a)	193,384	20,509,836
SK Telecom Co. Ltd.	104,616	4,078,538
S-Oil Corp.	89,972	3,891,329
Woori Financial Group Inc.	1,380,785	24,632,587
Yuhan Corp.	116,344	9,476,449
		1,911,586,330
Taiwan — 18.8%
Accton Technology Corp.	1,052,000	34,634,327
Acer Inc.(c)	6,072,121	5,839,556
Advantech Co. Ltd.	988,213	11,042,631
Airtac International Group	292,526	7,493,444
Alchip Technologies Ltd.	161,000	21,070,519
ASE Technology Holding Co. Ltd.(c)	6,893,110	33,476,186
Asia Cement Corp.	4,724,077	5,710,727
Asia Vital Components Co. Ltd.	684,000	22,328,938
Asustek Computer Inc.(c)	1,469,968	30,240,651
AUO Corp.(c)	13,574,200	5,671,260
Caliway Biopharmaceuticals Co. Ltd.(a)	2,105,000	13,802,401
Catcher Technology Co. Ltd.(c)	1,205,210	7,405,581
Cathay Financial Holding Co. Ltd.(c)	19,792,000	39,633,212
Chailease Holding Co. Ltd.(c)	3,169,671	12,029,231
Chang Hwa Commercial Bank Ltd.	13,336,780	8,360,115
Cheng Shin Rubber Industry Co. Ltd.(c)	3,660,128	4,535,219
China Airlines Ltd.	5,941,000	4,103,139
China Steel Corp.(c)	24,274,313	15,918,743
Chunghwa Telecom Co. Ltd.	7,835,410	33,960,873
Compal Electronics Inc.	8,574,908	7,712,912
CTBC Financial Holding Co. Ltd.	34,781,772	46,653,466
Schedule of Investments
18

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Delta Electronics Inc.	4,052,000	$93,348,978
E Ink Holdings Inc.	1,786,000	15,239,026
E.Sun Financial Holding Co. Ltd.	29,975,845	32,715,518
Eclat Textile Co. Ltd.	409,427	5,336,611
Elite Material Co. Ltd.(c)	616,000	24,382,417
eMemory Technology Inc.	130,000	8,713,624
Eva Airways Corp.(c)	5,575,000	7,060,462
Evergreen Marine Corp. Taiwan Ltd.(c)	2,246,324	13,576,416
Far Eastern New Century Corp.	6,007,038	5,412,292
Far EasTone Telecommunications Co. Ltd.	3,635,000	9,989,291
Feng TAY Enterprise Co. Ltd.(c)	995,593	3,809,346
First Financial Holding Co. Ltd.	23,937,666	22,149,255
Formosa Chemicals & Fibre Corp.(c)	7,233,090	7,089,973
Formosa Plastics Corp.(c)	8,131,280	10,325,977
Fortune Electric Co. Ltd.(c)	328,190	6,875,462
Fubon Financial Holding Co. Ltd.(c)	17,026,826	46,521,372
Gigabyte Technology Co. Ltd.	1,112,000	9,998,439
Global Unichip Corp.	181,000	7,805,835
Globalwafers Co. Ltd.(c)	553,000	6,688,995
Hon Hai Precision Industry Co. Ltd.	25,958,873	171,379,152
Hotai Motor Co. Ltd.	637,380	11,431,692
Hua Nan Financial Holdings Co. Ltd.	18,589,576	16,931,619
Innolux Corp.(c)	15,747,809	7,190,591
International Games System Co. Ltd.(c)	479,000	11,939,779
Inventec Corp.(c)	5,583,281	7,467,746
Jentech Precision Industrial Co. Ltd.(c)	179,000	12,128,893
KGI Financial Holding Co. Ltd.	33,343,730	16,556,197
King Slide Works Co. Ltd.	119,000	11,665,041
Largan Precision Co. Ltd.(c)	207,000	16,183,159
Lite-On Technology Corp.(c)	4,384,246	18,547,328
Lotes Co. Ltd.(c)	174,000	8,180,266
MediaTek Inc.	3,160,338	140,432,801
Mega Financial Holding Co. Ltd.(c)	24,707,623	32,304,114
Micro-Star International Co. Ltd.(c)	1,491,000	6,549,468
Nan Ya Plastics Corp.(c)	10,673,160	15,023,356
Nien Made Enterprise Co. Ltd.	375,000	5,278,687
Novatek Microelectronics Corp.	1,202,000	17,035,270
Pegatron Corp.	4,127,414	9,441,199
PharmaEssentia Corp.(c)	553,000	8,943,638
President Chain Store Corp.(c)	1,182,000	9,820,804
Quanta Computer Inc.(c)	5,643,000	48,052,357
Realtek Semiconductor Corp.	1,019,637	17,715,219
Shanghai Commercial & Savings Bank Ltd. (The)	8,153,229	10,911,978
Silergy Corp.(c)	675,000	6,747,659
SinoPac Financial Holdings Co. Ltd.	23,317,614	17,794,700
Synnex Technology International Corp.(c)	2,636,834	5,656,630
Taiwan Business Bank	15,082,485	7,428,730
Taiwan Cooperative Financial Holding Co. Ltd.	22,749,702	17,609,051
Taiwan High Speed Rail Corp.	3,911,000	3,526,099
Taiwan Mobile Co. Ltd.(c)	3,627,600	12,619,173
Taiwan Semiconductor Manufacturing Co. Ltd.	51,167,000	1,916,275,027
TCC Group Holdings Co. Ltd.	14,087,748	10,318,814
TS Financial Holding Co. Ltd.	44,542,443	23,615,118
Unimicron Technology Corp.(c)	2,710,000	12,647,099
Uni-President Enterprises Corp.	9,935,839	25,083,445
United Microelectronics Corp.(c)	23,468,000	30,876,425
Vanguard International Semiconductor Corp.	2,195,157	6,517,593
Voltronic Power Technology Corp.	145,000	4,659,131
Wan Hai Lines Ltd.(c)	1,454,090	3,925,852
Wistron Corp.	6,210,000	22,776,366
Wiwynn Corp.(c)	232,000	22,266,817
Security	Shares	Value
Taiwan (continued)
WPG Holdings Ltd.	3,289,449	$7,171,320
Yageo Corp.	3,426,720	15,517,256
Yang Ming Marine Transport Corp.(c)	3,623,000	6,811,881
Yuanta Financial Holding Co. Ltd.	22,135,054	23,431,411
Zhen Ding Technology Holding Ltd.(c)	1,411,075	9,003,407
		3,552,051,778
Thailand — 1.1%
Advanced Info Service PCL, NVDR	2,163,300	19,671,651
Airports of Thailand PCL, NVDR(c)	8,917,200	9,929,388
Bangkok Dusit Medical Services PCL, NVDR	23,014,100	14,711,928
Bumrungrad Hospital PCL, NVDR(c)	1,250,000	6,864,779
Central Pattana PCL, NVDR	4,064,600	6,473,154
Charoen Pokphand Foods PCL, NVDR	7,832,400	5,298,990
CP ALL PCL, NVDR	11,315,200	15,392,806
CP Axtra PCL, NVDR(c)	4,345,202	2,405,484
Delta Electronics Thailand PCL, NVDR(c)	6,445,000	29,831,736
Gulf Development PCL, NVDR(a)	9,476,664	13,748,213
Kasikornbank PCL, NVDR	1,224,200	6,367,814
Krung Thai Bank PCL, NVDR	7,116,100	5,411,877
Minor International PCL, NVDR(c)	6,980,220	5,048,961
PTT Exploration & Production PCL, NVDR(c)	2,877,739	9,951,653
PTT PCL, NVDR	20,956,100	20,065,215
SCB X PCL, NVDR	1,759,500	6,981,812
Siam Cement PCL (The), NVDR(c)	1,597,400	10,633,016
TMBThanachart Bank PCL, NVDR	52,043,800	3,056,215
True Corp. PCL, NVDR(a)	21,681,820	7,645,401
		199,490,093
Turkey — 0.5%
Akbank TAS	6,463,301	10,729,501
Aselsan Elektronik Sanayi Ve Ticaret A/S	2,867,083	12,778,039
BIM Birlesik Magazalar A/S	941,379	12,125,424
Coca-Cola Icecek A/S	395,200	473,769
Enka Insaat ve Sanayi AS	2	3
Eregli Demir ve Celik Fabrikalari TAS(c)	7,490,754	5,439,449
Ford Otomotiv Sanayi AS	1,466,390	3,985,216
Haci Omer Sabanci Holding AS	2,355,434	5,396,695
KOC Holding AS	1,572,859	7,011,963
Sasa Polyester Sanayi AS(a)	1,787,509	203,741
Turk Hava Yollari AO	1,139,914	9,285,129
Turkcell Iletisim Hizmetleri AS	2,507,654	5,781,352
Turkiye Is Bankasi AS, Class C	18,118,176	6,632,561
Turkiye Petrol Rafinerileri AS	1,982,584	8,301,111
Yapi ve Kredi Bankasi A/S(a)	7,000,392	5,598,144
		93,742,097
United Arab Emirates — 1.6%
Abu Dhabi Commercial Bank PJSC	6,095,915	25,116,194
Abu Dhabi Islamic Bank PJSC	3,009,302	17,474,122
Abu Dhabi National Oil Co. for Distribution PJSC	6,233,073	6,380,799
ADNOC Drilling Co. PJSC	6,745,930	10,119,951
Adnoc Gas PLC	12,553,891	11,372,671
Aldar Properties PJSC	8,008,853	20,948,032
Americana Restaurants International PLC - Foreign Co.	6,200,814	3,275,182
Dubai Electricity & Water Authority PJSC	12,374,236	9,262,621
Dubai Islamic Bank PJSC	5,987,663	15,755,715
Emaar Development PJSC	2,109,415	8,459,632
Emaar Properties PJSC	13,790,849	54,064,040
Emirates NBD Bank PJSC	3,955,746	27,194,104
Emirates Telecommunications Group Co. PJSC	7,221,314	35,546,729
First Abu Dhabi Bank PJSC	9,218,672	41,637,629
Multiply Group PJSC(a)	6,913,627	5,658,481
19
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Arab Emirates (continued)
Salik Co. PJSC	3,866,949	$6,948,601
		299,214,503
United Kingdom — 0.1%
Metlen Energy & Metals PLC(a)	212,974	13,653,872
Total Common Stocks — 98.1% (Cost: $13,324,282,594)		18,564,392,269
Preferred Stocks
Brazil — 1.1%
Banco Bradesco SA, Preference Shares, NVS	11,077,313	34,385,160
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	531,756	4,680,210
Cia Energetica de Minas Gerais, Preference Shares, NVS	3,581,032	7,337,950
Cia Paranaense de Energia - Copel, Preference Shares, NVS	2,215,654	4,912,006
Gerdau SA, Preference Shares, NVS	2,764,750	8,495,391
Itau Unibanco Holding SA, Preference Shares, NVS	11,138,703	79,074,242
Itausa SA, Preference Shares, NVS	12,154,881	25,153,364
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	9,519,533	54,604,512
		218,642,835
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	295,558	13,479,614
Colombia — 0.1%
Grupo Cibest SA, Preference Shares	933,121	11,683,611
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	2,002,504	226,982
South Korea — 0.4%
Hyundai Motor Co.
Preference Shares, NVS	46,114	5,451,695
Series 2, Preference Shares, NVS	73,324	8,935,533
Samsung Electronics Co. Ltd., Preference Shares, NVS	1,709,921	69,426,032
		83,813,260
Total Preferred Stocks — 1.7% (Cost: $168,396,931)		327,846,302
Security	Shares	Value
Rights
China — 0.0%
Kangmei Pharmaceutical Co. Ltd., NVS, (Expires 12/31/49)(d)	244,577	$—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.8% (Cost: $13,492,679,525)		18,892,238,571
Short-Term Securities
Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	447,123,295	447,346,856
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	106,080,000	106,080,000
Total Short-Term Securities — 2.9% (Cost: $553,137,924)		553,426,856
Total Investments — 102.7% (Cost: $14,045,817,449)		19,445,665,427
Liabilities in Excess of Other Assets — (2.7)%		(514,259,993)
Net Assets — 100.0%		$18,931,405,434

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
20

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$417,941,352	$29,441,525 (a)	$—	$60,300	$(96,321)	$447,346,856	447,123,295	$6,584,901 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	106,080,000 (a)	—	—	—	106,080,000	106,080,000	5,127,030	—
				$60,300	$(96,321)	$553,426,856		$11,711,931	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	344	09/19/25	$21,756	$(727)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$727	$—	$—	$—	$727

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,819,368	$—	$—	$—	$2,819,368
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(345,403)	$—	$—	$—	$(345,403)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$37,005,513
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
21
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,006,691,396	$16,557,691,387	$9,486	$18,564,392,269
Preferred Stocks	243,806,060	84,040,242	—	327,846,302
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	553,426,856	—	—	553,426,856
	$2,803,924,312	$16,641,731,629	$9,486	$19,445,665,427
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(727)	$—	$—	$(727)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
22

Statements of Assets and Liabilities
August 31, 2025

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$—	$18,892,238,571
Investments, at value—affiliated(c)	194,183,899	553,426,856
Cash	349	2,479,650
Cash pledged for futures contracts	—	707,000
Foreign currency, at value(d)	—	26,345,418
Receivables:
Investments sold	13,560	1,628,268
Securities lending income—affiliated	4,179	705,487
Dividends—unaffiliated	—	28,206,777
Dividends—affiliated	4,153	378,622
Tax reclaims	—	1,710,167
Foreign withholding tax claims	—	1,304,560
Unrealized appreciation on forward foreign currency exchange contracts	1,023,331	—
Total assets	195,229,471	19,509,131,376
LIABILITIES
Collateral on securities loaned, at value	18,293,760	446,556,623
Payables:
Investments purchased	—	157,264
Deferred foreign capital gain tax	—	119,454,917
Foreign taxes	—	21,281
Investment advisory fees	—	11,489,440
Variation margin on futures contracts	—	46,417
Unrealized depreciation on forward foreign currency exchange contracts	1,091,429	—
Total liabilities	19,385,189	577,725,942
Commitments and contingent liabilities
NET ASSETS	$175,844,282	$18,931,405,434
NET ASSETS CONSIST OF
Paid-in capital	$167,131,571	$26,926,336,111
Accumulated earnings (loss)	8,712,711	(7,994,930,677)
NET ASSETS	$175,844,282	$18,931,405,434
NET ASSET VALUE
Shares outstanding	5,590,000	380,250,000
Net asset value	$31.46	$49.79
Shares authorized	250 million	5 billion
Par value	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$—	$13,492,679,525
(b) Securities loaned, at value	$17,814,978	$398,012,571
(c) Investments, at cost—affiliated	$177,067,064	$553,137,924
(d) Foreign currency, at cost	$—	$26,325,963
See notes to financial statements.
23
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF
INVESTMENT INCOME
Dividends—unaffiliated	$—	$498,740,561
Dividends—affiliated	4,335,677	5,127,030
Interest—unaffiliated	—	200,425
Securities lending income—affiliated—net(a)	52,973	6,584,901
Other income—unaffiliated	—	268,144
Foreign taxes withheld	—	(53,548,188)
Foreign withholding tax claims	—	2,173,628
Total investment income	4,388,650	459,546,501
EXPENSES
Investment advisory	1,283,157	125,570,583
Interest expense	15,880	53,461
Commitment costs	1,638	39,896
Professional	—	14,131
Mauritius income taxes	—	115
Total expenses	1,300,675	125,678,186
Less:
Investment advisory fees waived	(1,300,675)	—
Total expenses after fees waived	—	125,678,186
Net investment income	4,388,650	333,868,315
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(b)	—	(523,134,689)
Investments—affiliated	(1,054,616)	60,300
Forward foreign currency exchange contracts	(204,666)	—
Foreign currency transactions	132	(2,321,898)
Futures contracts	—	2,819,368
In-kind redemptions—unaffiliated(c)	—	1,063,387
In-kind redemptions—affiliated(c)	4,069,984	—
	2,810,834	(521,513,532)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(d)	—	2,972,600,961
Investments—affiliated	19,556,039	(96,321)
Forward foreign currency exchange contracts	1,573,306	—
Foreign currency translations	—	388,518
Futures contracts	—	(345,403)
	21,129,345	2,972,547,755
Net realized and unrealized gain	23,940,179	2,451,034,223
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,328,829	$2,784,902,538
(a) Net of securities lending income tax paid of	$—	$717,484
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(15,538,268)
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction in deferred foreign capital gain tax of	$—	$38,795,792
See notes to financial statements.
Statements of Operations
24

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$4,388,650	$3,568,247	$333,868,315	$374,544,419
Net realized gain (loss)	2,810,834	3,062,939	(521,513,532)	38,758,755
Net change in unrealized appreciation (depreciation)	21,129,345	13,621,675	2,972,547,755	1,564,765,803
Net increase in net assets resulting from operations	28,328,829	20,252,861	2,784,902,538	1,978,068,977
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,363,734)	(3,572,285)	(464,352,674)	(454,769,148)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,765,442)	12,667,041	(1,073,274,862)	(5,197,547,032)
NET ASSETS
Total increase (decrease) in net assets	12,199,653	29,347,617	1,247,275,002	(3,674,247,203)
Beginning of year	163,644,629	134,297,012	17,684,130,432	21,358,377,635
End of year	$175,844,282	$163,644,629	$18,931,405,434	$17,684,130,432

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
25
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$27.14	$24.20	$25.20	$31.31	$27.41
Net investment income(a)	0.76	0.64	0.57	0.67	0.44
Net realized and unrealized gain (loss)(b)	4.30	2.95	0.12	(6.12)	3.92
Net increase (decrease) from investment operations	5.06	3.59	0.69	(5.45)	4.36
Distributions(c)
From net investment income	(0.74)	(0.65)	(0.56)	(0.66)	(0.46)
From net realized gain	—	—	(1.13)	—	—
Total distributions	(0.74)	(0.65)	(1.69)	(0.66)	(0.46)
Net asset value, end of year	$31.46	$27.14	$24.20	$25.20	$31.31
Total Return(d)
Based on net asset value	19.02%	15.12%	2.93%	(17.62)%	15.96%
Ratios to Average Net Assets(e)
Total expenses	0.79%	0.78%	0.79%	0.78%	0.78%
Total expenses after fees waived	0.00%	0.00%	0.00%	0.00%	0.00%(f)
Net investment income	2.67%	2.54%	2.36%	2.38%	1.41%
Supplemental Data
Net assets, end of year (000)	$175,844	$163,645	$134,297	$153,993	$203,180
Portfolio turnover rate(g)	7%	6%	11%	4%	6%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Rounds to less than 0.01%.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
26

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)
Net asset value, beginning of year	$43.42	$39.26	$39.68	$52.56	$44.56
Net investment income(b)	0.86 (c)	0.84	0.82	1.09 (c)	0.75
Net realized and unrealized gain (loss)(d)	6.69	4.36	(0.35)	(12.88)	8.01
Net increase (decrease) from investment operations	7.55	5.20	0.47	(11.79)	8.76
Distributions from net investment income(e)	(1.18)	(1.04)	(0.89)	(1.09)	(0.76)
Net asset value, end of year	$49.79	$43.42	$39.26	$39.68	$52.56
Total Return(f)
Based on net asset value	17.69%(c)	13.54%	1.23%	(22.73)%(c)	19.72%
Ratios to Average Net Assets(g)
Total expenses	0.72%	0.72%	0.70%	0.69%	0.69%
Total expenses excluding professional fees for foreign withholding tax claims	0.72%	0.72%	N/A	0.69%	0.68%
Net investment income	1.91%(c)	2.08%	2.12%	2.38%(c)	1.45%
Supplemental Data
Net assets, end of year (000)	$18,931,405	$17,684,130	$21,358,378	$25,870,381	$30,983,302
Portfolio turnover rate(h)	8%	13%	15%	21%	9%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025 and
August 31, 2022.:
• Net investment income per share by $ 0.01 and $ 0.00.
• Total return by 0.01% and 0.01%.
• Ratio of net investment income to average net assets by 0.01% and 0.01%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets	Diversified
MSCI Emerging Markets(a)	Diversified

(a)
The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.
Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets ETF included the accounts of its subsidiary in the Republic of Mauritius, which was a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invested in Indian securities. On June 16, 2023, the Fund filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.
Certain Russian securities held by iShares MSCI Emerging Markets ETF declared dividends during the period. However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.   However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.
Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.
29
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
Notes to Financial Statements
30

Notes to Financial Statements  (continued)
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Currency Hedged MSCI Emerging Markets
UBS AG	$17,814,978	$(17,814,978)	$—	$—
MSCI Emerging Markets
Barclays Capital, Inc.	$10,197,361	$(10,197,361)	$—	$—
BNP Paribas SA	54,788	(54,788)	—	—
BofA Securities, Inc.	67,278,537	(67,278,537)	—	—
Citigroup Global Markets Ltd.	28,650,736	(28,650,736)	—	—
Citigroup Global Markets, Inc.	12,102,165	(12,102,165)	—	—
Goldman Sachs & Co. LLC	24,656,659	(24,656,659)	—	—
Goldman Sachs International	27,757,712	(27,757,712)	—	—
HSBC Bank PLC	6,209,203	(6,209,203)	—	—
J.P. Morgan Securities LLC	16,919,612	(16,919,612)	—	—
J.P. Morgan Securities PLC	13,930,769	(13,930,769)	—	—
Jefferies LLC	3,714,902	(3,714,902)	—	—
Macquarie Bank Ltd.	4,283,909	(4,283,909)	—	—
Merrill Lynch International	6,842,291	(6,842,291)	—	—
Morgan Stanley	161,221,443	(161,221,443)	—	—
National Financial Services LLC	4,682,507	(4,682,507)	—	—
Nomura Securities International, Inc.	3,695,917	(3,695,917)	—	—
SG Americas Securities LLC	861,671	(861,671)	—	—
State Street Bank & Trust Co.	2,132,524	(2,132,524)	—	—
UBS AG	362,379	(362,379)	—	—
UBS Europe SE	2,457,486	(2,457,486)	—	—
	$398,012,571	$(398,012,571)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.
31
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed.  Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of  Assets and Liabilities.   A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to the iShares Currency Hedged MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.78%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.
For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.
Notes to Financial Statements
32

Notes to Financial Statements  (continued)
This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2025, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:
iShares ETF	Amounts Waived
Currency Hedged MSCI Emerging Markets	$1,300,675
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Currency Hedged MSCI Emerging Markets	$21,835
MSCI Emerging Markets	1,772,397
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Emerging Markets	$49,933,875	$33,573,001	$(18,966,345)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
33
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$13,846,888	$12,081,065
MSCI Emerging Markets	1,468,819,520	2,163,056,572
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$50,777,051	$62,797,169
MSCI Emerging Markets	54,196,240	556,148,686
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to non-deductible expenses and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Emerging Markets	$3,599,789	$ (3,599,789)
MSCI Emerging Markets	(14,919,387)	14,919,387
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
Currency Hedged MSCI Emerging Markets
Ordinary income	$4,363,734	$3,572,285
MSCI Emerging Markets
Ordinary income	$464,352,674	$454,769,148
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Currency Hedged MSCI Emerging Markets	$25,754	$(7,556,574)	$16,243,531	$8,712,711
MSCI Emerging Markets	184,646,252	(13,708,605,422)	5,529,028,493	(7,994,930,677)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains / losses for tax purposes.

Notes to Financial Statements
34

Notes to Financial Statements  (continued)
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$178,447,700	$18,426,389	$(2,182,858)	$16,243,531
MSCI Emerging Markets	13,797,405,870	7,905,060,542	(2,256,800,985)	5,648,259,557
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
For the year ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Currency Hedged MSCI Emerging Markets	$1,400,000	$46,027	5.45%
MSCI Emerging Markets	150,000,000	821,918	6.41
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
35
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Notes to Financial Statements
36

Notes to Financial Statements  (continued)
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Emerging Markets
Shares sold	1,790,000	$50,834,893	1,550,000	$39,079,331
Shares redeemed	(2,230,000)	(62,600,335)	(1,070,000)	(26,412,290)
	(440,000)	$(11,765,442)	480,000	$12,667,041
MSCI Emerging Markets
Shares sold	13,500,000	$612,342,314	43,200,000	$1,823,162,304
Shares redeemed	(40,500,000)	(1,685,617,176)	(180,000,000)	(7,020,709,336)
	(27,000,000)	$(1,073,274,862)	(136,800,000)	$(5,197,547,032)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares MSCI Emerging Markets ETF has filed European Union Discrimination Claims (“ECJ Claims”) to recover taxes withheld by Poland (the “ECJ Paying Countries”) on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by the ECJ Paying Countries based upon previous determinations made by the local tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Based upon the Fund’s evaluation of the facts and circumstances related to the outstanding ECJ Claims, ECJ Paying Countries’ tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. The collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the local tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2025, is $1,304,560 or $0.00 per share.
The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI Emerging Markets ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
37
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares Currency Hedged MSCI Emerging Markets ETF(1)
iShares MSCI Emerging Markets ETF(2)
(1) Statement of operations for the year ended August 31, 2025, statement of changes in net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025
(2) Statement of operations for the year ended August 31, 2025, statement of changes in net assets for each of the two years in the period ended August 31, 2025, the financial highlights for each of the three years in the period ended August 31, 2025 and the consolidated financial highlights for each of the two years in the period ended August 31, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
38

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$2,194,288
MSCI Emerging Markets	232,678,785
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$4,970,591	$659,870
MSCI Emerging Markets	497,952,960	70,859,911
39
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
Additional Information
40

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI Emerging Markets ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
41
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract
iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
Board Review and Approval of Investment Advisory Contract
42

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
43
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Emerging Markets ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
44

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
45
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
46

Glossary of Terms Used in these Financial Statements

Currency Abbreviation
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
EUR	Euro
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
47
2025 iShares Annual Financial Statements and Additional Information

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Hong Kong ETF | EWH | NYSE Arca
• iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
• iShares MSCI Malaysia ETF | EWM | NYSE Arca
• iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
• iShares MSCI Singapore ETF | EWS | NYSE Arca
• iShares MSCI Taiwan ETF | EWT | NYSE Arca
• iShares MSCI Thailand ETF | THD | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI Hong Kong ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 7.0%
BOC Hong Kong Holdings Ltd.	6,666,500	$30,266,741
Hang Seng Bank Ltd.	1,398,300	20,050,180
		50,316,921
Capital Markets — 19.4%
Futu Holdings Ltd., ADR	111,601	20,713,146
Hong Kong Exchanges & Clearing Ltd.	2,035,226	119,240,170
		139,953,316
Diversified Telecommunication Services — 1.6%
HKT Trust & HKT Ltd., Class SS	7,426,500	11,265,267
Electric Utilities — 6.9%
CK Infrastructure Holdings Ltd.	1,160,000	7,788,846
CLP Holdings Ltd.	2,947,700	24,947,289
Power Assets Holdings Ltd.	2,593,500	16,911,164
		49,647,299
Food Products — 2.4%
WH Group Ltd.(a)	15,965,000	17,155,993
Gas Utilities — 2.6%
Hong Kong & China Gas Co. Ltd.	20,975,495	18,914,031
Ground Transportation — 1.4%
MTR Corp. Ltd.	3,036,083	10,293,470
Hotels, Restaurants & Leisure — 4.7%
Galaxy Entertainment Group Ltd.	4,109,000	21,783,816
Sands China Ltd.	4,698,800	12,374,974
		34,158,790
Industrial Conglomerates — 8.0%
CK Hutchison Holdings Ltd.	4,796,267	31,733,043
Jardine Matheson Holdings Ltd.	306,000	18,527,839
Swire Pacific Ltd., Class A	825,000	7,071,603
		57,332,485
Insurance — 21.8%
AIA Group Ltd.	16,536,600	157,169,733
Machinery — 4.5%
Techtronic Industries Co. Ltd.	2,483,647	32,119,493
Security	Shares	Value
Marine Transportation — 1.4%
SITC International Holdings Co. Ltd.	2,767,000	$9,753,981
Real Estate Management & Development — 13.5%
CK Asset Holdings Ltd.	3,619,767	17,126,921
Henderson Land Development Co. Ltd.	2,901,762	10,069,539
Hongkong Land Holdings Ltd.	2,160,300	13,394,556
Sino Land Co. Ltd.	7,936,000	9,454,864
Sun Hung Kai Properties Ltd.	2,595,000	30,653,145
Wharf Holdings Ltd. (The)	2,291,570	6,576,764
Wharf Real Estate Investment Co. Ltd.	3,321,150	9,700,722
		96,976,511
Retail REITs — 3.5%
Link REIT	4,751,400	25,378,033
Total Long-Term Investments — 98.7% (Cost: $724,497,865)		710,435,323
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(b)(c)	560,000	560,000
Total Short-Term Securities — 0.1% (Cost: $560,000)		560,000
Total Investments — 98.8% (Cost: $725,057,865)		710,995,323
Other Assets Less Liabilities — 1.2%		8,495,887
Net Assets — 100.0%		$719,491,210

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$4,733,617	$—	$(4,734,032)(b)	$154	$261	$—	—	$4,565 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	590,000	—	(30,000)(b)	—	—	560,000	560,000	46,498	—
				$154	$261	$560,000		$51,063	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Hong Kong ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Hong Kong Index	38	09/19/25	$2,801	$65,464
Equity Swap contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
Hong Kong Exchanges & Clearing Ltd.	BNP Paribas	$5,523	08/20/27	0.30%	HONIA	Monthly	$336
Hong Kong Exchanges & Clearing Ltd.	Goldman Sachs Bank USA	1,809,344	08/19/26	0.55%	HONIA	Monthly	71,336
Hong Kong Exchanges & Clearing Ltd.	JPMorgan Chase Bank NA	3,924,227	02/10/26	0.55%	HONIA	Monthly	176,945
Hong Kong Exchanges & Clearing Ltd.	Merrill Lynch International	93,238	02/15/28	0.30%	HONIA	Monthly	503
Total long positions of equity swaps							249,120
Net dividends and financing fees							(6,857)
Total equity swap contracts including dividends and financing fees							$242,263

(a)
The Fund receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$249,120	$(6,857)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$65,464	$—	$—	$—	$65,464
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$249,120	$—	$—	$—	$249,120
	$—	$—	$314,584	$—	$—	$—	$314,584
Liabilities—Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$6,857	$—	$—	$—	$6,857

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Hong Kong ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,018,582	$—	$—	$—	$1,018,582
Swaps	—	—	56,670	—	—	—	56,670
	$—	$—	$1,075,252	$—	$—	$—	$1,075,252
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$18,059	$—	$—	$—	$18,059
Swaps	—	—	242,263	—	—	—	242,263
	$—	$—	$260,322	$—	$—	$—	$260,322
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$3,599,726
Equity swaps:
Average notional value — long	$1,922,719
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$8,837	$—
Swaps - OTC	249,120	6,857
Total derivative assets and liabilities in the Statement of Assets and Liabilities	257,957	6,857
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(8,837)	—
Total derivative assets and liabilities subject to an MNA	$249,120	$6,857
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas	$336	$—	$—	$—	$336
Goldman Sachs Bank USA	71,336	—	—	—	71,336
JPMorgan Chase Bank NA	176,945	—	—	—	176,945
Merrill Lynch International	503	—	—	—	503
	$249,120	$—	$—	$—	$249,120

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Hong Kong ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$30,467,127	$679,968,196	$—	$710,435,323
Short-Term Securities
Money Market Funds	560,000	—	—	560,000
	$31,027,127	$679,968,196	$—	$710,995,323
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$314,584	$—	$314,584
Liabilities
Equity Contracts	—	(6,857)	—	(6,857)
	$—	$307,727	$—	$307,727

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 1.4%
AZ-COM MARUWA Holdings Inc.	6,400	$51,418
Hamakyorex Co. Ltd.	6,400	65,299
Konoike Transport Co. Ltd.	3,200	73,719
Mitsui-Soko Holdings Co. Ltd.	7,000	198,449
Nippon Express Holdings Inc.	25,600	560,051
Sankyu Inc.	5,400	300,024
SBS Holdings Inc.	1,600	38,545
Senko Group Holdings Co. Ltd.	16,000	219,696
Yamato Holdings Co. Ltd.	28,800	485,926
		1,993,127
Automobile Components — 3.5%
Aisan Industry Co. Ltd.	3,200	42,250
Eagle Industry Co. Ltd.	1,600	27,254
Exedy Corp.	3,200	115,148
FCC Co. Ltd.	4,800	102,012
GS Yuasa Corp.	9,600	215,199
JTEKT Corp.	24,000	234,459
Koito Manufacturing Co. Ltd.	22,400	318,599
KYB Corp.	4,800	123,614
Musashi Seimitsu Industry Co. Ltd.	4,800	105,790
NHK Spring Co. Ltd.	22,400	279,938
Nifco Inc./Japan	9,600	275,588
Niterra Co. Ltd.	17,600	626,920
NOK Corp.	9,600	167,084
Pacific Industrial Co. Ltd.	4,800	74,379
Piolax Inc.	2,000	24,810
Seiren Co. Ltd.	6,400	131,830
Shoei Co. Ltd.	6,400	80,227
Stanley Electric Co. Ltd.	12,800	259,247
Sumitomo Riko Co. Ltd.	4,800	71,466
Sumitomo Rubber Industries Ltd.	22,400	261,710
Tokai Rika Co. Ltd.	6,400	113,963
Topre Corp.	4,800	70,599
Toyo Tire Corp.	14,400	365,844
Toyoda Gosei Co. Ltd.	6,400	154,936
Toyota Boshoku Corp.	9,600	156,580
TS Tech Co. Ltd.	9,600	120,720
Yokohama Rubber Co. Ltd. (The)	14,400	529,855
		5,050,021
Automobiles — 0.5%
Mazda Motor Corp.	73,600	491,049
Mitsubishi Motors Corp.	80,000	217,924
Nissan Shatai Co. Ltd.	8,000	61,629
		770,602
Banks — 6.3%
77 Bank Ltd. (The)	8,000	306,896
Aichi Financial Group Inc., NVS	4,800	94,643
Aozora Bank Ltd.	12,800	198,580
Awa Bank Ltd. (The)	3,200	74,794
Bank of Nagoya Ltd. (The)	1,600	109,105
Chugin Financial Group Inc., NVS	17,600	250,667
Daishi Hokuetsu Financial Group Inc.	8,000	213,869
Fukuoka Financial Group Inc.	20,800	623,254
Gunma Bank Ltd. (The)	38,400	401,316
Hachijuni Bank Ltd. (The)	44,800	436,327
Hirogin Holdings Inc.	30,400	288,871
Hokkoku Financial Holdings Inc.	1,600	66,448
Hokuhoku Financial Group Inc.	12,800	322,418
Hyakugo Bank Ltd. (The)	24,000	134,393
Hyakujushi Bank Ltd. (The)	3,200	107,505
Security	Shares	Value
Banks (continued)
Iyogin Holdings Inc., NVS	28,800	$397,592
Juroku Financial Group Inc.	3,200	117,513
Keiyo Bank Ltd. (The)	11,200	91,419
Kiyo Bank Ltd. (The)	6,400	125,263
Kyoto Financial Group Inc.	27,200	537,001
Kyushu Financial Group Inc.	40,000	236,281
Mebuki Financial Group Inc.	102,400	629,466
Musashino Bank Ltd. (The)	3,200	83,167
Nanto Bank Ltd. (The)	3,200	107,169
Nishi-Nippon Financial Holdings Inc.	14,400	240,781
North Pacific Bank Ltd.	32,000	150,063
Ogaki Kyoritsu Bank Ltd. (The)	4,800	101,600
Rakuten Bank Ltd., NVS(a)	11,200	629,697
San-In Godo Bank Ltd. (The)	17,600	159,550
Senshu Ikeda Holdings Inc.	27,200	118,749
Seven Bank Ltd.	72,000	141,728
Shiga Bank Ltd. (The)	4,800	212,327
Shizuoka Financial Group Inc., NVS	52,800	700,839
Suruga Bank Ltd.	16,000	159,897
Toho Bank Ltd. (The)	22,400	60,051
Tokyo Kiraboshi Financial Group Inc.	3,200	151,976
TOMONY Holdings Inc.	20,800	89,229
Yamaguchi Financial Group Inc.	20,800	248,721
		9,119,165
Beverages — 0.8%
Coca-Cola Bottlers Japan Holdings Inc.	16,000	280,185
Ito En Ltd.	6,400	146,968
Lifedrink Co. Inc.	4,800	85,374
Sapporo Holdings Ltd.	8,000	409,375
Takara Holdings Inc.	17,600	202,671
		1,124,573
Biotechnology — 0.3%
GNI Group Ltd.(a)(b)	6,497	117,668
PeptiDream Inc.(a)	11,200	113,281
SanBio Co. Ltd.(a)	6,400	100,087
Takara Bio Inc.	6,400	39,372
		370,408
Broadline Retail — 1.3%
ASKUL Corp.	4,800	49,139
Belluna Co. Ltd.	4,800	32,646
Isetan Mitsukoshi Holdings Ltd.	40,000	665,430
Izumi Co. Ltd.	4,800	105,558
J Front Retailing Co. Ltd.	28,800	445,900
Mercari Inc.(a)	14,400	242,647
Seria Co. Ltd.	4,800	98,316
Takashimaya Co. Ltd.	35,200	310,097
		1,949,733
Building Products — 1.9%
Bunka Shutter Co. Ltd.	6,400	112,817
Central Glass Co. Ltd.	3,200	72,935
Lixil Corp.	33,600	437,118
Nichias Corp.	6,400	246,400
Nichiha Corp.	3,200	62,944
Nitto Boseki Co. Ltd.	3,200	115,023
Sanwa Holdings Corp.	22,400	721,185
Shin Nippon Air Technologies Co. Ltd.	3,200	67,016
Sinko Industries Ltd.	6,400	54,453
Takara Standard Co. Ltd.	4,800	86,024
Takasago Thermal Engineering Co. Ltd.	4,800	290,962
TOTO Ltd.	16,000	413,164
		2,680,041
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Capital Markets — 0.6%
GMO Financial Holdings Inc.	4,800	$32,364
Integral Corp.(b)	1,600	41,146
JAFCO Group Co. Ltd.	6,400	111,748
M&A Capital Partners Co. Ltd.	1,600	33,882
M&A Research Institute Holdings Inc., NVS(a)(b)	3,200	29,443
Matsui Securities Co. Ltd.	12,800	67,459
Monex Group Inc.	22,400	129,064
Nihon M&A Center Holdings Inc.	35,200	179,175
Okasan Securities Group Inc.	17,600	80,958
Tokai Tokyo Financial Holdings Inc.	25,600	100,892
		806,131
Chemicals — 6.9%
ADEKA Corp.	9,600	213,601
Aica Kogyo Co. Ltd.	6,400	164,456
Air Water Inc.	22,400	389,433
Artience Co. Ltd.	4,800	99,584
Asahi Yukizai Corp.	1,600	48,393
C Uyemura & Co. Ltd.	1,600	113,284
Chugoku Marine Paints Ltd.	4,800	114,600
Daicel Corp.	25,600	235,609
Denka Co. Ltd.	9,600	145,188
DIC Corp.	9,600	222,019
Fujimi Inc.	6,700	94,037
Fuso Chemical Co. Ltd.	3,200	100,961
JCU Corp.	3,200	92,380
Kaneka Corp.	4,800	140,398
Kansai Paint Co. Ltd.	17,600	296,430
KeePer Technical Laboratory Co. Ltd.	1,600	36,422
KH Neochem Co. Ltd.	3,200	60,640
Konishi Co. Ltd.	6,400	56,126
Kumiai Chemical Industry Co. Ltd.	9,649	54,928
Kuraray Co. Ltd.	35,200	419,398
Kureha Corp.	3,200	82,846
Lintec Corp.	4,800	111,700
Mitsubishi Gas Chemical Co. Inc.	17,600	317,543
Mitsui Chemicals Inc.	22,400	548,473
Nihon Parkerizing Co. Ltd.	11,200	107,617
Nippon Kayaku Co. Ltd.	16,000	155,036
Nippon Shokubai Co. Ltd.	12,800	160,924
Nippon Soda Co. Ltd.	4,800	114,464
Nissan Chemical Corp.	14,400	507,988
NOF Corp.	24,000	445,773
Okamoto Industries Inc.	1,600	55,041
Osaka Soda Co. Ltd.	9,600	123,090
PILLAR Corp./Japan	1,600	43,505
Resonac Holdings Corp.	20,800	540,585
Sakata INX Corp.	4,800	73,080
Sanyo Chemical Industries Ltd.	1,600	46,442
Shikoku Kasei Holdings Corp.	3,200	46,714
Shin-Etsu Polymer Co. Ltd.	4,800	60,570
Sumitomo Bakelite Co. Ltd.	9,600	321,252
Sumitomo Chemical Co. Ltd.	182,400	547,131
T Hasegawa Co. Ltd.	3,200	64,574
Taiyo Holdings Co. Ltd.	4,800	250,536
Takasago International Corp.	1,600	91,968
Teijin Ltd.	22,400	190,534
Toagosei Co. Ltd.	9,600	100,019
Tokai Carbon Co. Ltd.	24,000	164,797
Tokuyama Corp.	8,000	182,327
Tokyo Ohka Kogyo Co. Ltd.	11,200	355,742
Tosoh Corp.	33,600	529,684
Toyobo Co. Ltd.	9,600	70,646
Security	Shares	Value
Chemicals (continued)
UBE Corp.	11,200	$176,813
Zacros Corp.	1,600	45,307
Zeon Corp.	17,600	202,088
		9,932,696
Commercial Services & Supplies — 1.3%
ALSOK Co. Ltd.	43,200	330,480
Daiei Kankyo Co. Ltd.	4,800	109,464
Daiseki Co. Ltd.	4,812	116,238
Duskin Co. Ltd.	4,800	128,147
Itoki Corp.	4,800	75,877
Japan Elevator Service Holdings Co. Ltd.	8,000	209,542
Kokuyo Co. Ltd.	40,000	247,955
Matsuda Sangyo Co. Ltd.	1,660	43,058
Mitsubishi Pencil Co. Ltd.	3,200	42,930
Nippon Kanzai Holdings Co. Ltd.	1,600	30,035
Okamura Corp.	6,400	103,382
Park24 Co. Ltd.	16,000	219,470
Pilot Corp.	3,200	97,907
Prestige International Inc.	11,200	51,982
TRE Holdings Corp.	4,800	49,916
		1,856,383
Construction & Engineering — 4.1%
Chiyoda Corp.(a)	19,200	52,233
Chudenko Corp.	3,200	83,881
COMSYS Holdings Corp.	14,400	360,705
Dai-Dan Co. Ltd.	3,200	124,690
EXEO Group Inc.	22,400	330,442
Hazama Ando Corp.	17,600	204,734
Infroneer Holdings Inc.	24,040	239,921
JGC Holdings Corp.	27,200	259,080
Kandenko Co. Ltd.	12,800	344,964
Kinden Corp.	14,400	513,621
Kumagai Gumi Co. Ltd.	3,200	102,609
Kyudenko Corp.	4,800	231,028
Mirait One Corp.	9,600	184,634
Nippon Densetsu Kogyo Co. Ltd.	4,800	88,285
Nishimatsu Construction Co. Ltd.	3,200	110,826
Okumura Corp.	3,200	104,876
Penta-Ocean Construction Co. Ltd.	33,600	242,531
Raito Kogyo Co. Ltd.	4,800	107,535
Raiznext Corp.	3,200	41,132
Sanki Engineering Co. Ltd.	4,800	162,204
Shimizu Corp.	60,800	816,805
Shinnihon Corp.	3,200	40,848
SHO-BOND Holdings Co. Ltd.	4,800	166,289
Sumitomo Densetsu Co. Ltd.	1,600	72,629
Taihei Dengyo Kaisha Ltd.	1,600	68,163
Taikisha Ltd.	4,800	94,606
Takamatsu Construction Group Co. Ltd.	1,600	35,480
Toa Corp./Tokyo	6,400	93,747
Toda Corp.	25,600	181,597
Toenec Corp.	4,800	46,288
Tokyu Construction Co. Ltd.	10,140	77,290
Totetsu Kogyo Co. Ltd.	3,200	94,865
Toyo Construction Co. Ltd.	6,400	75,677
West Holdings Corp.(b)	3,280	35,796
Yokogawa Bridge Holdings Corp.	3,200	60,288
Yurtec Corp.	4,800	85,888
		5,936,187
Construction Materials — 0.5%
Krosaki Harima Corp.	1,600	44,629
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Construction Materials (continued)
Maeda Kosen Co. Ltd.	4,800	$58,182
Mitani Sekisan Co. Ltd.	1,600	95,049
Shinagawa Refractories Co. Ltd.	3,200	41,912
Sumitomo Osaka Cement Co. Ltd.	3,200	85,195
Taiheiyo Cement Corp.	14,400	389,483
		714,450
Consumer Finance — 0.9%
Acom Co. Ltd.	48,000	150,083
AEON Financial Service Co. Ltd.	12,800	128,639
Aiful Corp.	38,400	121,811
Credit Saison Co. Ltd.	16,000	406,300
Jaccs Co. Ltd.	3,200	92,806
Marui Group Co. Ltd.	19,200	412,687
Orient Corp.	8,000	54,616
		1,366,942
Consumer Staples Distribution & Retail — 2.2%
Aeon Hokkaido Corp.	4,800	29,784
Ain Holdings Inc.	3,200	132,481
Arcs Co. Ltd.	4,800	98,355
Axial Retailing Inc.	8,000	62,574
Belc Co. Ltd.	1,600	79,976
Cosmos Pharmaceutical Corp.	4,800	290,772
Create SD Holdings Co. Ltd.	3,200	74,656
Daikokutenbussan Co. Ltd.	500	25,326
Fuji Co. Ltd./Ehime	3,200	43,623
Genky DrugStores Co. Ltd.	1,600	49,131
H2O Retailing Corp.	11,235	158,076
Halows Co. Ltd.	1,600	55,588
Heiwado Co. Ltd.	3,200	61,757
Kato Sangyo Co. Ltd.	3,200	124,578
Kusuri no Aoki Holdings Co. Ltd.	4,800	127,388
Life Corp.	4,600	76,771
Maxvalu Tokai Co. Ltd.	1,600	35,768
Mitsubishi Shokuhin Co. Ltd.	1,600	68,475
San-A Co. Ltd.	4,800	92,916
Sugi Holdings Co. Ltd.	12,800	323,495
Sundrug Co. Ltd.	8,000	251,996
Trial Holdings Inc.(b)	4,800	90,048
Tsuruha Holdings Inc.	16,000	246,846
United Super Markets Holdings Inc.	11,200	73,165
Valor Holdings Co. Ltd.	4,800	91,709
Welcia Holdings Co. Ltd.	11,200	197,470
Yaoko Co. Ltd.	3,200	199,238
		3,161,962
Containers & Packaging — 0.5%
FP Corp.	6,400	114,061
Fuji Seal International Inc.	4,800	93,830
Rengo Co. Ltd.	22,400	139,743
Toyo Seikan Group Holdings Ltd.	12,800	311,029
		658,663
Distributors — 0.2%
Arata Corp.	3,200	66,121
Central Automotive Products Ltd.	4,800	61,112
Doshisha Co. Ltd.	3,200	56,695
Happinet Corp.	1,600	74,921
PALTAC Corp.	3,200	98,211
		357,060
Diversified REITs — 2.6%
Activia Properties Inc.	240	220,654
Daiwa House REIT Investment Corp.	544	468,969
Hankyu Hanshin REIT Inc.	80	93,118
Security	Shares	Value
Diversified REITs (continued)
Heiwa Real Estate REIT Inc.	128	$130,994
Hulic REIT Inc.	160	180,468
KDX Realty Investment Corp.	496	570,231
Mirai Corp.	224	72,945
Mori Trust REIT Inc.	320	162,704
Nippon REIT Investment Corp.	208	138,986
Nomura Real Estate Master Fund Inc.	480	525,411
NTT UD REIT Investment Corp.	176	162,798
Sekisui House REIT Inc.	496	272,485
Star Asia Investment Corp.	304	126,245
Takara Leben Real Estate Investment Corp.	112	71,773
Tokyu REIT Inc.	96	131,124
United Urban Investment Corp.	352	424,281
		3,753,186
Diversified Telecommunication Services — 0.2%
Internet Initiative Japan Inc.	12,800	240,857
U-Next Holdings Co. Ltd.	8,000	112,757
		353,614
Electric Utilities — 1.8%
Chugoku Electric Power Co. Inc. (The)	38,400	230,321
Hokkaido Electric Power Co. Inc.	20,800	163,479
Hokuriku Electric Power Co.	20,800	127,397
Kyushu Electric Power Co. Inc.	51,200	538,589
Shikoku Electric Power Co. Inc.	19,200	179,794
Tohoku Electric Power Co. Inc.	57,600	442,397
Tokyo Electric Power Co. Holdings Inc.(a)	185,600	940,681
		2,622,658
Electrical Equipment — 1.1%
Daihen Corp.	1,600	84,142
Furukawa Electric Co. Ltd.	8,000	498,681
Idec Corp./Japan	3,200	52,800
Mabuchi Motor Co. Ltd.	9,600	164,275
Mirai Industry Co. Ltd.	1,600	41,644
Nitto Kogyo Corp.	3,200	76,325
Sanyo Denki Co. Ltd.	1,600	108,016
Sinfonia Technology Co. Ltd.	3,200	170,039
SWCC Corp.	3,200	176,898
Toyo Tanso Co. Ltd.	1,600	42,050
Ushio Inc.	8,000	116,371
		1,531,241
Electronic Equipment, Instruments & Components — 5.1%
Ai Holdings Corp.	4,800	83,836
Alps Alpine Co. Ltd.	20,800	253,781
Amano Corp.	6,400	182,824
Anritsu Corp.	16,000	187,754
Azbil Corp.	56,000	560,485
Canon Electronics Inc.	1,600	28,302
Canon Marketing Japan Inc.	6,400	248,095
Citizen Watch Co. Ltd.	24,000	164,466
Daiwabo Holdings Co. Ltd.	9,600	203,539
Dexerials Corp.	20,800	280,050
Furuno Electric Co. Ltd.	3,200	121,316
Furuya Metal Co. Ltd.	1,600	26,606
Hakuto Co. Ltd.	1,600	42,785
Hamamatsu Photonics KK	35,200	369,438
Hioki EE Corp	1,600	65,496
Hirose Electric Co. Ltd.	3,200	414,329
Horiba Ltd.	4,800	356,411
Hosiden Corp.	4,800	74,556
Ibiden Co. Ltd.	14,400	691,552
Japan Aviation Electronics Industry Ltd.	4,800	81,845
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Jeol Ltd.	4,800	$150,150
Kaga Electronics Co. Ltd.	4,800	112,239
Macnica Holdings Inc.	17,600	239,445
Maruwa Co. Ltd./Aichi	1,100	296,813
Maxell Ltd.	4,800	67,055
Meiko Electronics Co. Ltd.	2,300	149,756
Nichicon Corp.	4,800	44,634
Nippon Electric Glass Co. Ltd.	8,000	243,619
Nissha Co. Ltd.	4,800	43,909
Nohmi Bosai Ltd.	3,200	88,156
Oki Electric Industry Co. Ltd.	9,600	99,571
Omron Corp.	20,800	530,221
Restar Corp.	1,600	28,196
Rigaku Holdings Corp.	14,400	80,425
Riken Keiki Co. Ltd.	3,200	70,742
Ryoyo Ryosan Holdings Inc.	3,276	65,582
Taiyo Yuden Co. Ltd.	14,400	291,907
Tokyo Electron Device Ltd.	1,600	31,175
Topcon Corp.	12,800	284,457
		7,355,518
Energy Equipment & Services — 0.2%
Modec Inc.	6,400	342,180
Entertainment — 1.2%
Anycolor Inc.	3,200	103,004
Cover Corp.(a)(b)	4,800	69,061
Daiichikosho Co. Ltd.	8,000	91,607
DeNA Co. Ltd.	9,600	145,342
Gree Inc.	8,000	24,108
GungHo Online Entertainment Inc.	4,800	90,130
Koei Tecmo Holdings Co. Ltd.	9,600	125,882
Mixi Inc.	3,200	70,916
Shochiku Co. Ltd.(b)	1,600	154,194
Square Enix Holdings Co. Ltd.	9,600	659,395
Toei Animation Co. Ltd.	7,000	148,837
Toei Co. Ltd.	3,200	110,244
		1,792,720
Financial Services — 1.0%
eGuarantee Inc.	4,800	48,202
Financial Products Group Co. Ltd.	6,400	106,310
Fuyo General Lease Co. Ltd.	6,400	189,547
GMO Payment Gateway Inc.	4,800	274,794
Japan Securities Finance Co. Ltd.	9,600	119,293
Mizuho Leasing Co. Ltd.	17,600	152,348
Ricoh Leasing Co. Ltd.	1,600	61,069
Tokyo Century Corp.	17,600	220,030
Zenkoku Hosho Co. Ltd.	12,800	292,714
		1,464,307
Food Products — 3.4%
Ariake Japan Co. Ltd.	1,600	65,555
Calbee Inc.	9,600	174,494
DyDo Group Holdings Inc.	1,600	26,795
Ezaki Glico Co. Ltd.	6,400	213,464
Fuji Oil Co. Ltd.	4,800	118,740
House Foods Group Inc.	8,000	153,980
Itoham Yonekyu Holdings Inc.	3,240	124,325
Kagome Co. Ltd.	9,600	187,533
Kameda Seika Co. Ltd.	1,600	45,029
Kewpie Corp.	12,800	359,774
Kotobuki Spirits Co. Ltd.	12,800	157,853
Maruha Nichiro Corp.	4,800	107,238
Security	Shares	Value
Food Products (continued)
Megmilk Snow Brand Co. Ltd.	4,800	$92,512
Mitsui DM Sugar Co. Ltd.	1,600	35,262
Morinaga & Co. Ltd./Japan	8,000	145,172
Morinaga Milk Industry Co. Ltd.	8,000	179,553
NH Foods Ltd.	9,600	362,741
Nichirei Corp.	25,600	295,278
Nippn Corp., New	6,400	98,795
Nisshin Oillio Group Ltd. (The)	3,200	112,454
Nisshin Seifun Group Inc.	24,000	291,822
Nissui Corp.	33,600	228,179
Prima Meat Packers Ltd.	3,200	51,273
Riken Vitamin Co. Ltd.	1,600	31,756
S Foods Inc.	1,600	29,304
Sakata Seed Corp.	3,200	77,770
Showa Sangyo Co. Ltd.	1,600	32,516
Toyo Suisan Kaisha Ltd.	11,200	770,399
Yamazaki Baking Co. Ltd.	14,400	334,168
		4,903,734
Gas Utilities — 0.4%
K&O Energy Group Inc.	1,600	35,005
Nippon Gas Co. Ltd.	12,800	245,894
Shizuoka Gas Co. Ltd.	4,800	36,724
Toho Gas Co. Ltd.	8,000	242,835
		560,458
Ground Transportation — 3.5%
Fukuyama Transporting Co. Ltd.	1,600	38,047
Keikyu Corp.	25,600	269,344
Keio Corp.	11,200	281,362
Keisei Electric Railway Co. Ltd.	46,400	426,969
Kintetsu Group Holdings Co. Ltd.	22,400	449,408
Kyushu Railway Co.	17,600	486,132
Maruzen Showa Unyu Co. Ltd.	1,600	78,904
Nagoya Railroad Co. Ltd.	22,400	255,798
Nankai Electric Railway Co. Ltd.	12,800	229,201
Nikkon Holdings Co. Ltd.	11,200	241,699
Nishi-Nippon Railroad Co. Ltd.	8,000	121,073
Odakyu Electric Railway Co. Ltd.	38,400	439,387
Sakai Moving Service Co. Ltd.	3,200	63,345
Seibu Holdings Inc.	25,600	928,905
Seino Holdings Co. Ltd.	11,200	174,770
Sotetsu Holdings Inc.	9,600	168,839
Tobu Railway Co. Ltd.	22,400	406,577
		5,059,760
Health Care Equipment & Supplies — 1.0%
Asahi Intecc Co. Ltd.	25,600	438,256
Eiken Chemical Co. Ltd.	3,200	52,770
Fukuda Denshi Co. Ltd.	1,600	73,126
Hogy Medical Co. Ltd.	3,200	114,974
Japan Lifeline Co. Ltd.	6,400	62,717
Mani Inc.	9,600	80,235
Menicon Co. Ltd.	8,000	65,001
Nakanishi Inc.	8,000	113,835
Nihon Kohden Corp.	19,200	213,601
Nipro Corp.	17,600	179,534
Paramount Bed Holdings Co. Ltd.	4,800	84,983
PHC Holdings Corp.	3,200	21,285
		1,500,317
Health Care Providers & Services — 1.2%
Alfresa Holdings Corp.	19,200	288,931
As One Corp.	6,400	109,394
BML Inc.	3,200	77,013
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Health Care Providers & Services (continued)
H.U. Group Holdings Inc.	6,400	$159,156
Medipal Holdings Corp.	22,400	396,892
Ship Healthcare Holdings Inc.	9,600	145,088
Suzuken Co. Ltd.	6,400	253,117
Toho Holdings Co. Ltd.	6,400	236,467
Tokai Corp./Gifu	1,600	23,504
		1,689,562
Health Care Technology — 0.1%
JMDC Inc.	3,200	89,780
Medley Inc.(a)	3,200	53,596
		143,376
Hotel & Resort REITs — 0.6%
Hoshino Resorts REIT Inc.	72	136,346
Invincible Investment Corp.	928	420,574
Japan Hotel REIT Investment Corp.	608	356,874
		913,794
Hotels, Restaurants & Leisure — 3.5%
Atom Corp.(a)(b)	14,400	63,895
Colowide Co. Ltd.(b)	11,200	148,315
Create Restaurants Holdings Inc.	28,800	155,463
Doutor Nichires Holdings Co. Ltd.	3,200	55,795
Food & Life Companies Ltd.	12,800	738,299
Fuji Kyuko Co. Ltd.	3,200	46,294
Fujita Kanko Inc.	1,600	126,752
GENDA Inc.(a)	11,200	62,807
Heiwa Corp.	6,416	94,945
Hiday Hidaka Corp.	3,284	83,004
HIS Co. Ltd.	6,400	64,755
Ichibanya Co. Ltd.	8,000	52,769
Imperial Hotel Ltd.	4,800	32,750
KOMEDA Holdings Co. Ltd.	4,800	98,904
Koshidaka Holdings Co. Ltd.	6,400	59,835
Kura Sushi Inc.	3,200	82,008
Kyoritsu Maintenance Co. Ltd.	8,060	183,234
McDonald's Holdings Co. Japan Ltd.	11,200	498,132
Metaplanet Inc.(a)(b)	59,200	344,978
Monogatari Corp. (The)	3,200	90,788
MOS Food Services Inc.	3,200	86,357
Ohsho Food Service Corp.	4,800	124,097
Resorttrust Inc.	20,800	265,611
Round One Corp.	20,800	212,228
Royal Holdings Co. Ltd.(b)	4,800	86,976
Saizeriya Co. Ltd.	4,800	173,389
Skylark Holdings Co. Ltd.	27,200	545,033
Tokyotokeiba Co. Ltd.	1,600	57,442
Toridoll Holdings Corp.	6,400	214,763
Yoshinoya Holdings Co. Ltd.(b)	8,000	172,734
		5,022,352
Household Durables — 2.5%
Casio Computer Co. Ltd.	22,400	183,565
ES-Con Japan Ltd.	4,800	32,961
Haseko Corp.	28,800	475,989
Iida Group Holdings Co. Ltd.	19,200	301,158
JVCKenwood Corp.	17,600	146,892
Nagawa Co. Ltd.	1,600	70,435
Nikon Corp.	30,400	341,261
Noritz Corp.	4,800	63,388
Open House Group Co. Ltd.	8,000	408,815
Rinnai Corp.	12,800	317,173
Sangetsu Corp.	6,400	133,666
Sharp Corp./Japan(a)	32,000	191,730
Security	Shares	Value
Household Durables (continued)
Sumitomo Forestry Co. Ltd.	56,000	$635,112
Tama Home Co. Ltd.(b)	1,800	43,906
Tamron Co. Ltd.	16,000	109,474
Token Corp.	600	57,753
Zojirushi Corp.	4,800	54,859
		3,568,137
Household Products — 0.4%
Earth Corp.	1,600	56,349
Lion Corp.	30,400	324,615
Pigeon Corp.	14,400	175,956
		556,920
Independent Power and Renewable Electricity Producers — 0.2%
Electric Power Development Co. Ltd.	17,600	335,545
Industrial Conglomerates — 0.3%
Keihan Holdings Co. Ltd.	11,200	244,387
Nisshinbo Holdings Inc.	17,600	137,903
TOKAI Holdings Corp.	11,200	79,729
		462,019
Industrial REITs — 1.5%
CRE Logistics REIT Inc.	64	67,805
GLP J-REIT	560	523,023
Industrial & Infrastructure Fund Investment Corp.	288	253,690
Japan Logistics Fund Inc.	304	202,442
LaSalle Logiport REIT	224	217,099
Mitsubishi Estate Logistics REIT Investment Corp.	176	145,764
Mitsui Fudosan Logistics Park Inc.	384	286,042
Nippon Prologis REIT Inc.	816	474,138
SOSiLA Logistics REIT Inc.	80	65,351
		2,235,354
Insurance — 0.1%
Lifenet Insurance Co.(a)(b)	8,000	122,132
Interactive Media & Services — 0.2%
Kakaku.com Inc.	16,000	297,441
IT Services — 1.5%
Argo Graphics Inc.	1,600	51,019
BIPROGY Inc.	9,600	413,403
Change Holdings Inc.	4,800	38,230
Dentsu Soken Inc.	3,200	143,289
Digital Garage Inc.	3,200	79,309
DTS Corp.	3,200	112,829
Future Corp.	4,800	74,354
GMO internet group Inc.	8,000	214,056
Mitsubishi Research Institute Inc.	1,600	51,893
NS Solutions Corp.	8,000	189,477
NSD Co. Ltd.	8,000	180,112
Sakura Internet Inc.(b)	3,200	64,511
SHIFT Inc.(a)	22,400	231,323
Simplex Holdings Inc.	4,800	148,323
TechMatrix Corp.	4,800	64,711
Zuken Inc.	1,600	53,647
		2,110,486
Leisure Products — 1.3%
Mizuno Corp.	6,400	111,626
Noritsu Koki Co. Ltd.	6,400	72,450
Roland Corp.	1,600	35,925
Sankyo Co. Ltd.	22,400	450,901
Sega Sammy Holdings Inc.	19,200	399,469
Tomy Co. Ltd.	9,600	219,374
Tsuburaya Fields Holdings Inc.	4,800	68,409
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Leisure Products (continued)
Yamaha Corp.	48,000	$315,827
Yonex Co. Ltd.	6,400	180,916
		1,854,897
Machinery — 7.7%
Aichi Corp.	3,200	28,613
Amada Co. Ltd.	38,400	487,957
CKD Corp.	6,400	105,008
Daiwa Industries Ltd.	3,200	36,467
DMG Mori Co. Ltd.	16,000	332,734
Ebara Corp.	56,000	1,151,489
Fuji Corp./Aichi	9,600	178,697
Fujitec Co. Ltd.	8,000	304,178
Galilei Co. Ltd.	3,200	79,286
Glory Ltd.	4,800	124,446
Harmonic Drive Systems Inc.	8,000	137,830
Hino Motors Ltd.(a)	34,900	90,490
Hitachi Construction Machinery Co. Ltd.	11,200	344,314
Hoshizaki Corp.	12,800	492,119
Japan Steel Works Ltd. (The)	8,000	480,938
Kanadevia Corp.	19,200	128,187
Kitz Corp.	6,400	64,983
Kurita Water Industries Ltd.	12,800	433,150
Kyokuto Kaihatsu Kogyo Co. Ltd.	3,200	59,545
Makino Milling Machine Co. Ltd.	3,200	249,902
Max Co. Ltd.	3,200	122,580
Meidensha Corp.	4,800	188,582
METAWATER Co. Ltd.	3,200	65,073
MISUMI Group Inc.	35,200	533,859
Mitsubishi Logisnext Co. Ltd.	3,200	39,934
Mitsuboshi Belting Ltd.	3,200	81,221
Mitsui E&S Co. Ltd.	11,200	344,998
Miura Co. Ltd.	11,200	214,388
Morita Holdings Corp.	3,200	47,717
Nabtesco Corp.	12,800	269,176
Nachi-Fujikoshi Corp.	1,600	37,299
Namura Shipbuilding Co. Ltd.	4,800	113,510
NGK Insulators Ltd.	27,200	429,321
Nitta Corp.	1,600	44,534
Nomura Micro Science Co. Ltd.	3,600	77,311
Noritake Co. Ltd.	1,600	48,797
NSK Ltd.	46,400	243,497
NTN Corp.	56,000	124,176
Obara Group Inc.	1,600	45,775
Oiles Corp.	1,696	25,838
OKUMA Corp.	4,800	112,908
Organo Corp.	3,200	241,737
OSG Corp.	8,000	109,443
Shibaura Machine Co. Ltd.	3,200	90,041
Shibuya Corp.	1,600	38,554
Shinmaywa Industries Ltd.	6,400	76,516
Star Micronics Co. Ltd.	3,200	36,524
Sumitomo Heavy Industries Ltd.	12,800	282,904
Tadano Ltd.	11,200	78,619
Takeuchi Manufacturing Co. Ltd.	4,800	166,002
Takuma Co. Ltd.	6,400	98,005
THK Co. Ltd.	12,800	344,270
Tocalo Co. Ltd.	6,400	91,664
Tsubakimoto Chain Co.	9,600	143,304
Tsugami Corp.	4,800	69,114
Tsurumi Manufacturing Co. Ltd.	1,600	42,506
Union Tool Co.	1,600	96,920
Yamabiko Corp.	3,200	50,268
Security	Shares	Value
Machinery (continued)
Yaskawa Electric Corp.	27,200	$538,500
		11,115,718
Marine Transportation — 0.1%
Iino Kaiun Kaisha Ltd.	8,000	64,821
NS United Kaiun Kaisha Ltd.	1,600	53,892
		118,713
Media — 1.6%
CyberAgent Inc.	52,800	638,420
Dentsu Group Inc.	24,000	473,904
Fuji Media Holdings Inc.	6,400	143,856
Hakuhodo DY Holdings Inc.	25,600	205,201
Kadokawa Corp.	9,616	220,899
Nippon Television Holdings Inc.	6,400	167,545
Septeni Holdings Co. Ltd.(b)	9,600	26,947
SKY Perfect JSAT Holdings Inc.	19,200	182,108
TBS Holdings Inc.	4,800	175,250
TV Asahi Holdings Corp.	3,200	67,189
		2,301,319
Metals & Mining — 2.4%
Aichi Steel Corp.	3,200	62,552
ARE Holdings Inc.	9,600	133,311
Daido Steel Co. Ltd.	16,000	136,887
Dowa Holdings Co. Ltd.	6,400	224,703
JX Advanced Metals Corp.	67,200	618,663
Kobe Steel Ltd.	43,200	530,143
Kyoei Steel Ltd.	1,600	24,672
Maruichi Steel Tube Ltd.	6,400	164,847
Mitsubishi Materials Corp.	14,400	246,711
Mitsui Mining & Smelting Co. Ltd.	6,400	451,266
Nippon Light Metal Holdings Co. Ltd.	6,400	89,080
Nittetsu Mining Co. Ltd.	1,600	91,589
Osaka Steel Co. Ltd.(b)	1,600	28,468
Tokyo Steel Manufacturing Co. Ltd.	6,400	71,992
UACJ Corp.	4,814	205,477
Yamato Kogyo Co. Ltd.	4,800	314,363
Yodogawa Steel Works Ltd.	11,200	104,092
		3,498,816
Office REITs — 1.4%
Daiwa Office Investment Corp.	64	159,178
Global One Real Estate Investment Corp.	128	128,632
Ichigo Office REIT Investment Corp.	128	83,825
Japan Excellent Inc.	128	127,430
Japan Prime Realty Investment Corp.	384	270,057
Japan Real Estate Investment Corp.	768	667,569
Mori Hills REIT Investment Corp.	176	170,158
Orix JREIT Inc.	640	426,614
		2,033,463
Oil, Gas & Consumable Fuels — 0.6%
Cosmo Energy Holdings Co. Ltd.	6,400	307,570
Itochu Enex Co. Ltd.	6,400	83,949
Iwatani Corp.	22,400	244,082
Japan Petroleum Exploration Co. Ltd.	19,200	157,498
Mitsuuroko Group Holdings Co. Ltd.	3,200	46,759
San-Ai Obbli Co. Ltd.	6,400	90,323
		930,181
Paper & Forest Products — 0.5%
Daio Paper Corp.	9,600	56,796
Hokuetsu Corp.(b)	12,800	88,675
Nippon Paper Industries Co. Ltd.	12,800	105,135
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Paper & Forest Products (continued)
Oji Holdings Corp.	92,800	$511,408
		762,014
Personal Care Products — 0.7%
Kobayashi Pharmaceutical Co. Ltd.	6,400	231,094
Kose Corp.	4,800	184,976
Milbon Co. Ltd.	3,200	54,220
MTG Co. Ltd.	1,600	49,975
Noevir Holdings Co. Ltd.	1,600	49,845
Pola Orbis Holdings Inc.	11,200	98,187
Rohto Pharmaceutical Co. Ltd.	22,400	381,488
		1,049,785
Pharmaceuticals — 1.5%
Hisamitsu Pharmaceutical Co. Inc.	6,400	182,730
Kaken Pharmaceutical Co. Ltd.	3,200	82,644
Kissei Pharmaceutical Co. Ltd.	3,200	93,980
Kyorin Pharmaceutical Co. Ltd.	4,800	49,456
Mochida Pharmaceutical Co. Ltd.	3,200	67,326
Nippon Shinyaku Co. Ltd.	6,400	135,567
Nxera Pharma Co. Ltd.(a)(b)	9,600	59,866
Ono Pharmaceutical Co. Ltd.	44,800	504,593
Santen Pharmaceutical Co. Ltd.	36,800	389,906
Sawai Group Holdings Co. Ltd.	12,800	162,530
Sumitomo Pharma Co. Ltd.(a)	22,400	229,685
Towa Pharmaceutical Co. Ltd.	3,200	62,758
Tsumura & Co.	6,400	153,907
ZERIA Pharmaceutical Co. Ltd.	3,200	43,892
		2,218,840
Professional Services — 2.2%
BayCurrent Inc.	17,600	998,588
Bell System24 Holdings Inc.	3,200	28,681
Dip Corp.	3,200	50,893
en Japan Inc.	3,200	38,196
Funai Soken Holdings Inc.	4,800	82,285
Infomart Corp.	24,000	60,076
Insource Co. Ltd.	6,400	41,162
JAC Recruitment Co. Ltd.	8,000	59,433
MEITEC Group Holdings Inc.	8,000	177,273
Nomura Co. Ltd.	9,600	67,467
Open Up Group Inc.	6,416	79,472
Pasona Group Inc.	3,200	45,022
Persol Holdings Co. Ltd.	208,000	387,920
SMS Co. Ltd.	8,000	85,359
Synspective Inc., NVS(a)	3,200	19,498
TechnoPro Holdings Inc.	12,800	417,900
Timee Inc.(a)	4,800	75,224
TKC Corp.	3,200	95,742
Transcosmos Inc.	3,200	78,110
UT Group Co. Ltd.	3,200	58,642
Visional Inc.(a)	3,200	254,675
		3,201,618
Real Estate Management & Development — 1.6%
Goldcrest Co. Ltd.	1,600	36,526
Heiwa Real Estate Co. Ltd.	4,800	73,849
Ichigo Inc.	24,000	70,652
Kasumigaseki Capital Co. Ltd.	1,800	111,780
Katitas Co. Ltd.	6,400	116,741
Keihanshin Building Co. Ltd.	3,200	33,968
Leopalace21 Corp.	19,200	90,344
Nomura Real Estate Holdings Inc.	67,200	415,215
Relo Group Inc.	11,200	132,054
Starts Corp. Inc.	3,200	108,104
Security	Shares	Value
Real Estate Management & Development (continued)
Sun Frontier Fudousan Co. Ltd.	3,200	$50,780
Tokyo Tatemono Co. Ltd.	22,400	421,064
Tokyu Fudosan Holdings Corp.	70,400	564,711
Tosei Corp.	3,200	69,084
		2,294,872
Residential REITs — 0.7%
Advance Residence Investment Corp.	352	390,432
Comforia Residential REIT Inc.	80	169,590
Daiwa Securities Living Investments Corp.	224	163,861
Mitsui Fudosan Accommodations Fund Inc.	288	241,743
Samty Residential Investment Corp.	48	36,572
		1,002,198
Retail REITs — 0.8%
AEON REIT Investment Corp.	192	171,672
Frontier Real Estate Investment Corp.	288	171,333
Fukuoka REIT Corp.	80	100,360
Japan Metropolitan Fund Invest	864	657,714
		1,101,079
Semiconductors & Semiconductor Equipment — 2.4%
Ferrotec Corp.	4,800	125,458
Japan Material Co. Ltd.	8,000	80,194
Kokusai Electric Corp., NVS	22,400	426,133
Megachips Corp.	1,600	62,163
Micronics Japan Co. Ltd.	3,200	99,451
Mitsui High-Tec Inc.	11,200	64,170
Optorun Co. Ltd.	3,200	35,965
Rohm Co. Ltd.	41,600	608,933
Rorze Corp.	11,200	136,724
RS Technologies Co. Ltd.	1,600	39,043
Sanken Electric Co. Ltd.(a)	3,200	177,127
Shibaura Mechatronics Corp.	1,600	118,109
Socionext Inc.	22,400	424,502
SUMCO Corp.	43,200	359,433
Tokyo Seimitsu Co. Ltd.	4,800	268,190
Towa Corp.	8,000	93,176
Tri Chemical Laboratories Inc.	3,200	69,720
Ulvac Inc.	6,400	258,095
		3,446,586
Software — 0.9%
Appier Group Inc.	8,000	83,429
Cybozu Inc.	3,200	82,704
Digital Arts Inc.	1,600	83,642
Freee KK(a)(b)	4,800	100,978
Justsystems Corp.	3,200	100,049
Money Forward Inc.(a)	4,800	208,997
OBIC Business Consultants Co. Ltd.	3,200	185,240
PKSHA Technology Inc.(a)(b)	1,600	39,443
Plus Alpha Consulting Co. Ltd.	3,200	53,048
Rakus Co. Ltd.	9,600	170,381
Sansan Inc.(a)	8,000	103,619
Systena Corp.	30,400	102,046
WingArc1st Inc.	1,600	36,242
		1,349,818
Specialty Retail — 2.3%
ABC-Mart Inc.	12,800	254,269
Alpen Co. Ltd.	1,600	25,764
and ST HD Co Ltd.	3,200	65,476
AOKI Holdings Inc.	4,800	58,161
Aoyama Trading Co. Ltd.	4,800	79,678
Arclands Corp.	6,479	79,518
Autobacs Seven Co. Ltd.	8,000	84,866
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Specialty Retail (continued)
Bic Camera Inc.	11,200	$120,086
DCM Holdings Co. Ltd.	11,200	112,198
EDION Corp.	9,600	131,969
IDOM Inc.	8,000	54,376
JINS Holdings Inc.	1,600	86,775
Joyful Honda Co. Ltd.	6,400	92,538
Kohnan Shoji Co. Ltd.	1,600	43,217
Komeri Co. Ltd.	3,200	72,224
K's Holdings Corp.	14,400	146,746
Nextage Co. Ltd.	4,800	70,664
Nishimatsuya Chain Co. Ltd.	4,800	69,299
Nojima Corp.	8,000	179,617
PAL GROUP Holdings Co. Ltd.	4,800	168,384
Shimamura Co. Ltd.	4,800	354,336
USS Co. Ltd.	46,400	562,105
Workman Co. Ltd.	3,200	115,916
Yamada Holdings Co. Ltd.	65,600	206,853
Yellow Hat Ltd.	8,000	89,951
		3,324,986
Technology Hardware, Storage & Peripherals — 1.5%
Brother Industries Ltd.	28,800	485,303
Eizo Corp.	3,200	48,487
Elecom Co. Ltd.	4,800	59,937
Konica Minolta Inc.(a)	57,600	195,700
MCJ Co. Ltd.	8,000	77,153
Ricoh Co. Ltd.	65,600	579,839
Riso Kagaku Corp.	4,800	39,065
Seiko Epson Corp.	36,800	467,966
Sun Corp.	1,600	72,804
Toshiba TEC Corp.	3,200	62,296
Wacom Co. Ltd.	14,400	70,561
		2,159,111
Textiles, Apparel & Luxury Goods — 0.5%
Goldwin Inc.	1,600	78,476
Gunze Ltd.	3,200	81,229
Japan Wool Textile Co. Ltd. (The)	4,800	51,950
Kurabo Industries Ltd.	1,600	82,413
Onward Holdings Co. Ltd.	12,800	55,648
Seiko Group Corp.	3,200	138,996
Wacoal Holdings Corp.	4,800	177,711
		666,423
Trading Companies & Distributors — 1.5%
Hanwa Co. Ltd.	4,800	206,076
Inaba Denki Sangyo Co. Ltd.	6,400	179,965
Inabata & Co. Ltd.	4,800	112,454
Japan Pulp & Paper Co. Ltd.	11,200	52,676
Kanamoto Co. Ltd.	3,200	75,977
Kanematsu Corp.	9,600	202,047
Nagase & Co. Ltd.	9,600	205,258
Nichiden Corp.	1,600	30,344
Nishio Holdings Co. Ltd.	1,600	45,324
Security	Shares	Value
Trading Companies & Distributors (continued)
Senshu Electric Co. Ltd.	1,600	$48,575
Sojitz Corp.	27,200	716,547
Totech Corp.	3,200	69,246
Trusco Nakayama Corp.	4,800	78,778
Wakita & Co. Ltd.	3,200	39,929
Yamazen Corp.	6,400	59,473
Yuasa Trading Co. Ltd.	1,600	53,308
		2,175,977
Transportation Infrastructure — 0.7%
Japan Airport Terminal Co. Ltd.	8,000	274,177
Kamigumi Co. Ltd.	9,600	287,954
Mitsubishi Logistics Corp.	30,400	252,099
Sumitomo Warehouse Co. Ltd. (The)	6,400	133,620
		947,850
Wireless Telecommunication Services — 0.0%
Okinawa Cellular Telephone Co.	1,600	54,597
Total Common Stocks — 99.7% (Cost: $133,088,718)		144,153,816
Preferred Stocks
Beverages — 0.0%
Ito En Ltd., 0.00%	3,200	39,135
Total Preferred Stocks — 0.0% (Cost: $39,737)		39,135
Total Long-Term Investments — 99.7% (Cost: $133,128,455)		144,192,951
Short-Term Securities
Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	1,724,527	1,725,389
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	50,000	50,000
Total Short-Term Securities — 1.2% (Cost: $1,775,344)		1,775,389
Total Investments — 100.9% (Cost: $134,903,799)		145,968,340
Liabilities in Excess of Other Assets — (0.9)%		(1,317,249)
Net Assets — 100.0%		$144,651,091

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,191,320	$—	$(1,465,750)(a)	$411	$(592)	$1,725,389	1,724,527	$51,775 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	10,000 (a)	—	—	—	50,000	50,000	1,812	—
				$411	$(592)	$1,775,389		$53,587	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	24	09/11/25	$496	$26,362
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$26,362	$—	$—	$—	$26,362

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$141,885	$—	$—	$—	$141,885
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(29,659)	$—	$—	$—	$(29,659)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$967,124
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Small-Cap ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,774,890	$142,378,926	$—	$144,153,816
Preferred Stocks	—	39,135	—	39,135
Short-Term Securities
Money Market Funds	1,775,389	—	—	1,775,389
	$3,550,279	$142,418,061	$—	$145,968,340
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$26,362	$—	$26,362

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
16

Schedule of Investments
August 31, 2025
iShares® MSCI Malaysia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 46.4%
AMMB Holdings Bhd	5,269,837	$6,726,200
CIMB Group Holdings Bhd	17,106,512	30,051,550
Hong Leong Bank Bhd	1,380,740	6,560,774
Malayan Banking Bhd	12,811,181	30,018,798
Public Bank Bhd	30,875,600	31,186,227
RHB Bank Bhd	3,698,102	5,723,077
		110,266,626
Chemicals — 2.2%
Petronas Chemicals Group Bhd	5,095,500	5,211,961
Construction & Engineering — 4.7%
Gamuda Bhd	8,580,918	11,279,547
Diversified Telecommunication Services — 1.7%
Telekom Malaysia Bhd	2,438,600	4,053,821
Electric Utilities — 7.3%
Tenaga Nasional Bhd(a)	5,563,212	17,370,494
Food Products — 9.2%
IOI Corp. Bhd	5,327,030	4,871,400
Kuala Lumpur Kepong Bhd	1,066,389	4,967,227
Nestle Malaysia Bhd	148,900	3,349,693
QL Resources Bhd	3,487,675	3,384,489
SD Guthrie Bhd	4,396,755	5,261,179
		21,833,988
Gas Utilities — 3.1%
Petronas Gas Bhd(a)	1,678,200	7,403,940
Health Care Providers & Services — 3.2%
IHH Healthcare Bhd	4,684,000	7,527,659
Industrial Conglomerates — 2.6%
Sunway Bhd	5,316,500	6,193,295
Marine Transportation — 2.1%
MISC Bhd	2,843,220	4,993,300
Metals & Mining — 4.4%
Press Metal Aluminium Holdings Bhd	7,863,800	10,351,110
Multi-Utilities — 4.1%
YTL Corp. Bhd	6,056,200	3,670,633
Security	Shares	Value
Multi-Utilities (continued)
YTL Power International Bhd(a)	6,325,180	$6,031,873
		9,702,506
Oil, Gas & Consumable Fuels — 1.3%
Petronas Dagangan Bhd	632,800	3,171,790
Specialty Retail — 1.0%
MR DIY Group M Bhd(b)	7,038,100	2,463,498
Wireless Telecommunication Services — 5.9%
Axiata Group Bhd(a)	5,850,600	3,351,373
CELCOMDIGI Bhd	7,461,200	6,498,750
Maxis Bhd	4,990,500	4,134,658
		13,984,781
Total Long-Term Investments — 99.2% (Cost: $132,380,970)		235,808,316
Short-Term Securities
Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	3,791,914	3,793,810
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	310,000	310,000
Total Short-Term Securities — 1.7% (Cost: $4,103,810)		4,103,810
Total Investments — 100.9% (Cost: $136,484,780)		239,912,126
Liabilities in Excess of Other Assets — (0.9)%		(2,085,854)
Net Assets — 100.0%		$237,826,272

(a)	All or a portion of this security is on loan.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
17
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Malaysia ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$12,018,508	$—	$(8,226,097)(a)	$1,804	$(405)	$3,793,810	3,791,914	$109,329 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	330,000	—	(20,000)(a)	—	—	310,000	310,000	18,342	—
				$1,804	$(405)	$4,103,810		$127,671	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	30	09/19/25	$1,897	$2,649
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,649	$—	$—	$—	$2,649

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$294,210	$—	$—	$—	$294,210
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$577	$—	$—	$—	$577
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$710,788
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
18

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Malaysia ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$34,775,365	$201,032,951	$—	$235,808,316
Short-Term Securities
Money Market Funds	4,103,810	—	—	4,103,810
	$38,879,175	$201,032,951	$—	$239,912,126
Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,649	$—	$—	$2,649

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Pacific ex Japan ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 62.5%
ANZ Group Holdings Ltd.	2,568,366	$56,437,617
APA Group	1,118,055	6,438,992
Aristocrat Leisure Ltd.	484,143	22,956,390
ASX Ltd.	166,991	6,821,373
BHP Group Ltd.	4,369,672	121,795,714
BlueScope Steel Ltd.	375,925	5,631,995
Brambles Ltd.	1,176,554	19,939,224
CAR Group Ltd.	326,479	8,611,847
Cochlear Ltd.	56,425	11,110,950
Coles Group Ltd.	1,155,015	18,030,948
Commonwealth Bank of Australia	1,440,601	160,119,895
Computershare Ltd.	448,114	11,151,709
CSL Ltd.	416,834	57,984,794
Evolution Mining Ltd.	1,730,142	9,925,613
Fortescue Ltd.	1,458,122	18,391,545
Goodman Group	1,747,123	39,097,745
Insurance Australia Group Ltd.	2,040,240	11,606,762
James Hardie Industries PLC(a)	497,424	10,102,192
Lottery Corp. Ltd. (The)	1,926,897	7,402,783
Macquarie Group Ltd.	311,698	45,715,868
Medibank Pvt Ltd.	2,360,408	7,863,657
National Australia Bank Ltd.	2,636,814	73,589,741
Northern Star Resources Ltd.	1,170,275	14,604,759
Origin Energy Ltd.	1,485,180	12,529,634
Pro Medicus Ltd.	49,641	9,641,999
Qantas Airways Ltd.	635,500	4,869,344
QBE Insurance Group Ltd.	1,298,766	18,349,928
REA Group Ltd.	45,298	7,418,388
Rio Tinto Ltd.	319,160	24,108,406
Santos Ltd.	2,798,128	14,649,152
Scentre Group	4,463,846	11,897,395
SGH Ltd.	174,419	5,743,529
Sigma Healthcare Ltd.(b)	3,997,091	8,144,167
Sonic Healthcare Ltd.	404,192	6,348,835
South32 Ltd.	3,867,101	6,828,154
Stockland	2,056,843	8,330,533
Suncorp Group Ltd.	933,185	12,968,641
Telstra Group Ltd.	3,450,508	11,039,141
Transurban Group	2,679,087	25,553,382
Vicinity Ltd.	3,333,319	5,643,798
Washington H Soul Pattinson & Co. Ltd.	204,873	5,856,412
Wesfarmers Ltd.	976,877	58,513,501
Westpac Banking Corp.	2,945,869	74,203,690
WiseTech Global Ltd.	173,026	11,463,294
Woodside Energy Group Ltd.	1,636,110	28,202,432
Woolworths Group Ltd.	1,050,301	19,770,718
Xero Ltd.(a)	141,712	15,111,159
		1,152,517,745
China — 0.1%
Wharf Holdings Ltd. (The)	911,850	2,616,993
Hong Kong — 18.7%
AIA Group Ltd.	9,150,814	86,972,594
BOC Hong Kong Holdings Ltd.	3,192,500	14,494,348
CK Asset Holdings Ltd.	1,652,732	7,819,899
CK Hutchison Holdings Ltd.	2,301,232	15,225,402
CK Infrastructure Holdings Ltd.	540,708	3,630,596
CLP Holdings Ltd.	1,409,500	11,929,031
Futu Holdings Ltd., ADR	52,809	9,801,350
Galaxy Entertainment Group Ltd.	1,884,000	9,988,004
Security	Shares	Value
Hong Kong (continued)
Hang Seng Bank Ltd.	650,400	$9,326,065
Henderson Land Development Co. Ltd.	1,264,442	4,387,799
HKT Trust & HKT Ltd., Class SS	3,249,338	4,928,925
Hong Kong & China Gas Co. Ltd.(b)	9,599,253	8,655,842
Hong Kong Exchanges & Clearing Ltd.	1,035,400	60,662,193
Hongkong Land Holdings Ltd.	945,500	5,862,405
Jardine Matheson Holdings Ltd.	139,700	8,458,625
Link REIT	2,241,663	11,973,102
MTR Corp. Ltd.(b)	1,335,286	4,527,125
Power Assets Holdings Ltd.	1,199,500	7,821,454
Sands China Ltd.	2,084,800	5,490,625
Sino Land Co. Ltd.	3,136,800	3,737,149
SITC International Holdings Co. Ltd.	1,171,000	4,127,905
Sun Hung Kai Properties Ltd.	1,246,000	14,718,234
Swire Pacific Ltd., Class A	310,000	2,657,208
Techtronic Industries Co. Ltd.	1,263,207	16,336,286
WH Group Ltd.(c)	7,222,000	7,760,763
Wharf Real Estate Investment Co. Ltd.	1,433,600	4,187,391
		345,480,320
New Zealand — 1.7%
Auckland International Airport Ltd.	1,461,530	6,509,833
Contact Energy Ltd.	719,414	3,832,728
Fisher & Paykel Healthcare Corp. Ltd.	505,612	10,917,259
Infratil Ltd.	801,116	5,364,633
Meridian Energy Ltd.	1,120,840	3,773,601
		30,398,054
Singapore — 16.4%
CapitaLand Ascendas REIT	3,370,480	7,144,385
CapitaLand Integrated Commercial Trust	5,056,199	8,984,197
CapitaLand Investment Ltd./Singapore	2,007,200	4,314,208
DBS Group Holdings Ltd.	1,830,510	72,054,145
Genting Singapore Ltd.(b)	5,183,100	2,907,496
Grab Holdings Ltd., Class A(a)	2,048,665	10,222,838
Keppel Ltd.	1,248,800	8,510,592
Oversea-Chinese Banking Corp. Ltd.	2,915,024	38,010,366
Sea Ltd., ADR(a)(b)	329,314	61,430,234
Sembcorp Industries Ltd.(b)	766,300	3,623,190
Singapore Airlines Ltd.	1,303,350	6,682,650
Singapore Exchange Ltd.	744,700	9,613,851
Singapore Technologies Engineering Ltd.	1,339,400	8,015,765
Singapore Telecommunications Ltd.	6,391,928	21,481,855
United Overseas Bank Ltd.	1,084,700	29,706,306
Wilmar International Ltd.	1,646,700	3,784,513
Yangzijiang Shipbuilding Holdings Ltd.	2,210,700	5,009,032
		301,495,623
Total Long-Term Investments — 99.4% (Cost: $1,607,939,034)		1,832,508,735
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	11,011,722	11,017,227
Schedule of Investments
20

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Pacific ex Japan ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	640,000	$640,000
Total Short-Term Securities — 0.6% (Cost: $11,655,580)		11,657,227
Total Investments — 100.0% (Cost: $1,619,594,614)		1,844,165,962
Other Assets Less Liabilities — 0.0%		409,731
Net Assets — 100.0%		$1,844,575,693

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
21
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Pacific ex Japan ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$11,641,346	$—	$(624,421)(a)	$1,586	$(1,284)	$11,017,227	11,011,722	$61,159 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	780,000	—	(140,000)(a)	—	—	640,000	640,000	41,998	—
				$1,586	$(1,284)	$11,657,227		$103,157	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	61	09/18/25	$8,919	$115,457
MSCI Singapore Index	92	09/29/25	3,183	(9,847)
				$105,610
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$115,457	$—	$—	$—	$115,457
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$9,847	$—	$—	$—	$9,847

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,256,920	$—	$—	$—	$1,256,920
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(108,312)	$—	$—	$—	$(108,312)
Schedule of Investments
22

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Pacific ex Japan ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$12,198,297
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$103,009,419	$1,729,499,316	$—	$1,832,508,735
Short-Term Securities
Money Market Funds	11,657,227	—	—	11,657,227
	$114,666,646	$1,729,499,316	$—	$1,844,165,962
Derivative Financial Instruments(a)
Assets
Equity Contracts	$115,457	$—	$—	$115,457
Liabilities
Equity Contracts	—	(9,847)	—	(9,847)
	$115,457	$(9,847)	$—	$105,610

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
23
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Singapore ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 4.1%
Singapore Technologies Engineering Ltd.	5,361,500	$32,086,398
Banks — 33.4%
DBS Group Holdings Ltd.	3,985,450	156,878,789
Oversea-Chinese Banking Corp. Ltd.	5,607,050	73,112,956
United Overseas Bank Ltd.	1,238,600	33,921,113
		263,912,858
Broadline Retail — 16.3%
Sea Ltd., ADR(a)(b)	690,542	128,813,705
Capital Markets — 4.5%
Singapore Exchange Ltd.	2,766,077	35,709,215
Diversified REITs — 3.0%
CapitaLand Integrated Commercial Trust(b)	13,536,201	24,052,039
Diversified Telecommunication Services — 4.7%
Singapore Telecommunications Ltd.(b)	11,065,468	37,188,588
Food Products — 3.4%
Wilmar International Ltd.(b)	11,711,100	26,914,930
Ground Transportation — 4.3%
Grab Holdings Ltd., Class A(a)(b)	6,838,341	34,123,322
Hotels, Restaurants & Leisure — 3.0%
Genting Singapore Ltd.(b)	42,271,242	23,712,352
Industrial Conglomerates — 4.6%
Keppel Ltd.(b)	5,323,500	36,279,738
Industrial REITs — 4.4%
CapitaLand Ascendas REIT	16,618,194	35,225,481
Machinery — 4.3%
Yangzijiang Shipbuilding Holdings Ltd.	14,900,600	33,761,965
Security	Shares	Value
Multi-Utilities — 3.6%
Sembcorp Industries Ltd.(b)	5,975,200	$28,251,706
Passenger Airlines — 4.3%
Singapore Airlines Ltd.	6,665,967	34,178,326
Real Estate Management & Development — 1.5%
CapitaLand Investment Ltd./Singapore	5,549,000	11,926,834
Total Long-Term Investments — 99.4% (Cost: $613,915,126)		786,137,457
Short-Term Securities
Money Market Funds — 4.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	33,863,883	33,880,815
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	160,000	160,000
Total Short-Term Securities — 4.3% (Cost: $34,040,815)		34,040,815
Total Investments — 103.7% (Cost: $647,955,941)		820,178,272
Liabilities in Excess of Other Assets — (3.7)%		(29,061,183)
Net Assets — 100.0%		$791,117,089

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,945,783	$26,937,853 (a)	$—	$(813)	$(2,008)	$33,880,815	33,863,883	$91,099 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	160,000 (a)	—	—	—	160,000	160,000	28,554	—
				$(813)	$(2,008)	$34,040,815		$119,653	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
24

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Singapore ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	135	09/29/25	$4,670	$(20,646)
Equity Swap contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
Singapore Exchange Ltd.	HSBC Bank PLC	$83,050	02/10/28	0.55%	SORA	Monthly	$863
Singapore Exchange Ltd.	Merrill Lynch International	95,510	02/15/28	0.30%	SORA	Monthly	1,313
Total long positions of equity swaps							2,176
Net dividends and financing fees							(1,871)
Total equity swap contracts including dividends and financing fees							$305

(a)
The Fund receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$2,176	$(1,871)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$2,176	$—	$—	$—	$2,176
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$20,646	$—	$—	$—	$20,646
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$1,871	$—	$—	$—	$1,871
	$—	$—	$22,517	$—	$—	$—	$22,517

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

25
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Singapore ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,553,679	$—	$—	$—	$1,553,679
Swaps	—	—	(196,907)	—	—	—	(196,907)
	$—	$—	$1,356,772	$—	$—	$—	$1,356,772
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(36,862)	$—	$—	$—	$(36,862)
Swaps	—	—	305	—	—	—	305
	$—	$—	$(36,557)	$—	$—	$—	$(36,557)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$3,207,993
Equity swaps:
Average notional value — long	$1,576,799
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$12,621	$—
Swaps - OTC(a)	2,176	1,871
Total derivative assets and liabilities in the Statement of Assets and Liabilities	14,797	1,871
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(12,621)	—
Total derivative assets and liabilities subject to an MNA	$2,176	$1,871

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
HSBC Bank PLC	$863	$—	$—	$—	$863
Merrill Lynch International	1,313	—	—	—	1,313
	$2,176	$—	$—	$—	$2,176

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
Schedule of Investments
26

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Singapore ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$162,937,027	$623,200,430	$—	$786,137,457
Short-Term Securities
Money Market Funds	34,040,815	—	—	34,040,815
	$196,977,842	$623,200,430	$—	$820,178,272
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$2,176	$—	$2,176
Liabilities
Equity Contracts	—	(22,517)	—	(22,517)
	$—	$(20,341)	$—	$(20,341)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
27
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Taiwan ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 0.4%
Cheng Shin Rubber Industry Co. Ltd.(a)	20,120,670	$24,931,271
Banks — 11.0%
Chang Hwa Commercial Bank Ltd.	54,179,970	33,962,530
CTBC Financial Holding Co. Ltd.	84,405,325	113,214,501
E.Sun Financial Holding Co. Ltd.	77,087,010	84,132,457
First Financial Holding Co. Ltd.	64,371,865	59,562,568
Hua Nan Financial Holdings Co. Ltd.	56,419,694	51,387,765
Mega Financial Holding Co. Ltd.	61,996,297	81,057,392
Shanghai Commercial & Savings Bank Ltd. (The)(a)	26,859,218	35,947,377
SinoPac Financial Holdings Co. Ltd.(a)	72,636,488	55,432,108
Taiwan Business Bank(a)	61,621,696	30,351,163
Taiwan Cooperative Financial Holding Co. Ltd.(a)	62,734,020	48,558,286
TS Financial Holding Co. Ltd.(a)	143,166,483	75,902,739
		669,508,886
Biotechnology — 0.5%
PharmaEssentia Corp.(a)	2,038,000	32,960,460
Chemicals — 1.9%
Formosa Chemicals & Fibre Corp.(a)	31,430,610	30,808,712
Formosa Plastics Corp.(a)	28,365,518	36,021,597
Nan Ya Plastics Corp.(a)	34,062,938	47,946,403
		114,776,712
Communications Equipment — 1.7%
Accton Technology Corp.	3,208,000	105,614,944
Construction Materials — 1.0%
Asia Cement Corp.	21,834,136	26,394,319
TCC Group Holdings Co. Ltd.(a)	46,548,645	34,095,359
		60,489,678
Consumer Staples Distribution & Retail — 0.6%
President Chain Store Corp.(a)	4,123,215	34,258,279
Diversified Telecommunication Services — 1.4%
Chunghwa Telecom Co. Ltd.	18,990,648	82,310,815
Electrical Equipment — 1.0%
Fortune Electric Co. Ltd.(a)	1,616,980	33,875,149
Voltronic Power Technology Corp.	744,000	23,906,160
Ya Hsin Industrial Co. Ltd., NVS(b)	6,845,461	2
		57,781,311
Electronic Equipment, Instruments & Components — 16.6%
AUO Corp.	65,207,664	27,243,568
Delta Electronics Inc.	9,568,180	220,429,374
E Ink Holdings Inc.(a)	5,238,000	44,693,179
Elite Material Co. Ltd.	1,889,000	74,770,106
Hon Hai Precision Industry Co. Ltd.	52,047,296	343,613,587
Innolux Corp.(a)	70,973,296	32,407,046
Largan Precision Co. Ltd.(a)	578,794	45,249,833
Lotes Co. Ltd.(a)	707,000	33,238,207
Pacific Electric Wire & Cable Co. Ltd., NVS(b)	197	—
Synnex Technology International Corp.(a)	13,536,364	29,038,690
Unimicron Technology Corp.(a)	8,960,000	41,814,761
WPG Holdings Ltd.	14,485,604	31,580,033
Yageo Corp.	10,263,836	46,477,847
Zhen Ding Technology Holding Ltd.(a)	6,558,072	41,843,980
		1,012,400,211
Entertainment — 0.6%
International Games System Co. Ltd.(a)	1,498,000	37,339,852
Security	Shares	Value
Financial Services — 1.7%
Chailease Holding Co. Ltd.(a)	9,935,304	$37,705,511
Yuanta Financial Holding Co. Ltd.	62,845,838	66,526,454
		104,231,965
Food Products — 1.0%
Uni-President Enterprises Corp.	25,151,189	63,495,237
Household Durables — 0.4%
Nien Made Enterprise Co. Ltd.(a)	1,804,000	25,394,005
Industrial Conglomerates — 0.4%
Far Eastern New Century Corp.	29,843,843	26,889,057
Insurance — 4.1%
Cathay Financial Holding Co. Ltd.(a)	45,288,798	90,690,204
Fubon Financial Holding Co. Ltd.(a)	41,898,434	114,476,569
KGI Financial Holding Co. Ltd.(a)	94,319,460	46,832,541
		251,999,314
Machinery — 0.5%
Airtac International Group	1,177,826	30,171,586
Marine Transportation — 1.5%
Evergreen Marine Corp. Taiwan Ltd.(a)	6,596,013	39,865,227
Wan Hai Lines Ltd.(a)	9,032,000	24,385,213
Yang Ming Marine Transport Corp.(a)	15,040,000	28,277,859
		92,528,299
Metals & Mining — 0.8%
China Steel Corp.(a)	69,256,977	45,417,724
Passenger Airlines — 0.9%
China Airlines Ltd.(a)	35,946,000	24,826,031
Eva Airways Corp.	24,734,000	31,324,390
		56,150,421
Pharmaceuticals — 0.8%
Caliway Biopharmaceuticals Co. Ltd.(c)	7,547,000	49,485,376
Semiconductors & Semiconductor Equipment — 35.2%
Alchip Technologies Ltd.	508,279	66,519,890
ASE Technology Holding Co. Ltd.(a)	16,666,432	80,940,037
eMemory Technology Inc.	480,000	32,173,380
Global Unichip Corp.(a)	760,000	32,775,883
Globalwafers Co. Ltd.(a)	2,441,000	29,525,926
Jentech Precision Industrial Co. Ltd.	674,000	45,669,686
MediaTek Inc.	6,305,175	280,176,799
Novatek Microelectronics Corp.(a)	3,322,544	47,088,549
Realtek Semiconductor Corp.(a)	2,829,063	49,152,268
Silergy Corp.(a)	2,827,000	28,260,197
Taiwan Semiconductor Manufacturing Co. Ltd.	36,003,467	1,348,379,711
United Microelectronics Corp.(a)	55,816,501	73,436,764
Vanguard International Semiconductor Corp.(a)	9,696,539	28,789,785
		2,142,888,875
Specialty Retail — 0.6%
Hotai Motor Co. Ltd.	2,039,500	36,579,335
Technology Hardware, Storage & Peripherals — 12.3%
Acer Inc.(a)	28,585,737	27,490,890
Advantech Co. Ltd.	3,402,021	38,015,348
Asia Vital Components Co. Ltd.(a)	2,068,000	67,509,128
Asustek Computer Inc.(a)	4,094,857	84,240,704
Catcher Technology Co. Ltd.(a)	4,746,743	29,167,024
Compal Electronics Inc.	34,117,554	30,687,871
Gigabyte Technology Co. Ltd.(a)	4,071,000	36,603,998
Inventec Corp.(a)	22,563,868	30,179,610
King Slide Works Co. Ltd.	376,000	36,857,609
Schedule of Investments
28

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Taiwan ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Lite-On Technology Corp.(a)	12,729,071	$53,849,681
Micro-Star International Co. Ltd.	6,284,000	27,603,526
Pegatron Corp.	14,590,037	33,373,787
Quanta Computer Inc.(a)	13,499,240	114,951,320
Wistron Corp.	16,751,000	61,437,505
Wiwynn Corp.(a)	822,000	78,893,636
		750,861,637
Textiles, Apparel & Luxury Goods — 0.8%
Eclat Textile Co. Ltd.(a)	1,999,601	26,063,479
Feng TAY Enterprise Co. Ltd.(a)	6,076,916	23,251,543
		49,315,022
Transportation Infrastructure — 0.4%
Taiwan High Speed Rail Corp.	26,197,000	23,618,821
Wireless Telecommunication Services — 1.3%
Far EasTone Telecommunications Co. Ltd.(a)	13,190,259	36,247,961
Taiwan Mobile Co. Ltd.(a)	11,578,609	40,278,000
		76,525,961
Total Long-Term Investments — 99.4% (Cost: $2,826,565,380)		6,057,925,054
Short-Term Securities
Money Market Funds — 10.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	618,985,426	619,294,919
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	4,560,000	$4,560,000
Total Short-Term Securities — 10.2% (Cost: $623,802,835)		623,854,919
Total Investments — 109.6% (Cost: $3,450,368,215)		6,681,779,973
Liabilities in Excess of Other Assets — (9.6)%		(586,200,540)
Net Assets — 100.0%		$6,095,579,433

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$613,674,237	$5,652,007 (a)	$—	$63,600	$(94,925)	$619,294,919	618,985,426	$7,991,809 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	4,560,000 (a)	—	—	—	4,560,000	4,560,000	124,146	—
				$63,600	$(94,925)	$623,854,919		$8,115,955	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE Taiwan Index	448	09/26/25	$35,669	$(351,035)
29
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$351,035	$—	$—	$—	$351,035

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$8,032,631	$—	$—	$—	$8,032,631
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(637,454)	$—	$—	$—	$(637,454)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$17,713,898
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$6,057,925,052	$2	$6,057,925,054
Short-Term Securities
Money Market Funds	623,854,919	—	—	623,854,919
	$623,854,919	$6,057,925,052	$2	$6,681,779,973
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(351,035)	$—	$(351,035)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
30

Schedule of Investments
August 31, 2025
iShares® MSCI Thailand ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 0.2%
Sri Trang Agro-Industry PCL, NVDR	1,322,945	$494,935
Banks — 8.8%
Kasikornbank PCL, NVDR	964,800	5,018,516
Kiatnakin Phatra Bank PCL, NVDR	332,073	609,754
Krung Thai Bank PCL, NVDR	5,683,500	4,322,368
SCB X PCL, NVDR	1,371,300	5,441,409
Thanachart Capital PCL, NVDR	415,600	651,636
Tisco Financial Group PCL, NVDR	319,400	996,220
TMBThanachart Bank PCL, NVDR	39,457,800	2,317,116
		19,357,019
Beverages — 0.8%
Carabao Group PCL, NVDR	559,400	885,049
Osotspa PCL, NVDR	1,912,500	970,413
		1,855,462
Chemicals — 1.5%
PTT Global Chemical PCL, NVDR(a)	3,646,207	2,957,395
TOA Paint Thailand PCL, NVDR	957,400	407,845
		3,365,240
Construction & Engineering — 0.4%
CH Karnchang PCL, NVDR	1,748,000	782,387
Construction Materials — 4.3%
Siam Cement PCL (The), NVDR(a)	1,274,200	8,481,651
Siam City Cement PCL, NVDR	93,000	426,250
Tipco Asphalt PCL, NVDR	992,500	438,138
TPI Polene PCL, NVDR	3,534,300	80,734
		9,426,773
Consumer Finance — 3.0%
AEON Thana Sinsap Thailand PCL, NVDR	137,000	463,081
Bangkok Commercial Asset Management PCL, NVDR	2,792,300	703,315
JMT Network Services PCL, NVDR	1,033,800	374,147
Krungthai Card PCL, NVDR	1,634,500	1,378,191
Muangthai Capital PCL, NVDR	1,195,200	1,376,500
Srisawad Corp. PCL, NVDR	1,320,202	1,022,180
TIDLOR Holdings PCL, NVDR	2,332,092	1,357,991
		6,675,405
Consumer Staples Distribution & Retail — 6.9%
Berli Jucker PCL, NVDR	1,604,000	853,205
CP ALL PCL, NVDR	9,144,700	12,440,133
CP Axtra PCL, NVDR	3,376,911	1,869,442
		15,162,780
Containers & Packaging — 0.5%
SCG Packaging PCL, NVDR	2,057,700	1,090,475
Diversified Telecommunication Services — 2.9%
Jasmine Technology Solution PCL, NVDR(a)(b)	332,209	325,191
True Corp. PCL, NVDR(b)	16,902,248	5,960,038
		6,285,229
Electronic Equipment, Instruments & Components — 12.0%
Cal-Comp Electronics Thailand PCL, NVDR(a)	5,851,300	1,047,825
Delta Electronics Thailand PCL, NVDR(a)	5,117,108	23,685,370
Hana Microelectronics PCL, NVDR	970,200	725,037
KCE Electronics PCL, NVDR	1,396,000	1,099,891
		26,558,123
Food Products — 3.4%
Betagro PCL, NVDR	1,075,100	568,067
Charoen Pokphand Foods PCL, NVDR	6,166,700	4,172,065
I-TAIL Corp. PCL, NVDR	1,178,600	527,570
Security	Shares	Value
Food Products (continued)
Thai Union Group PCL, NVDR	4,620,200	$1,756,984
Thai Vegetable Oil PCL, NVDR(a)	698,388	532,495
		7,557,181
Ground Transportation — 0.6%
BTS Group Holdings PCL, NVDR(b)	12,997,300	1,269,999
Health Care Equipment & Supplies — 0.2%
Sri Trang Gloves Thailand PCL, NVDR	1,580,800	312,682
Health Care Providers & Services — 8.2%
Bangkok Chain Hospital PCL, NVDR(a)	1,782,325	715,241
Bangkok Dusit Medical Services PCL, NVDR(a)	18,212,400	11,642,407
Bumrungrad Hospital PCL, NVDR	970,976	5,332,429
Chularat Hospital PCL, NVDR(a)	7,794,800	380,101
		18,070,178
Hotels, Restaurants & Leisure — 2.6%
Asset World Corp. PCL, NVDR	12,667,100	869,872
Central Plaza Hotel PCL, NVDR	932,100	828,156
Minor International PCL, NVDR(a)	5,536,710	4,004,835
		5,702,863
Independent Power and Renewable Electricity Producers — 7.5%
B Grimm Power PCL, NVDR	1,436,500	564,374
BCPG PCL, NVDR	2,125,650	561,617
CK Power PCL, NVDR	3,240,260	276,125
Electricity Generating PCL, NVDR	380,400	1,385,621
Energy Absolute PCL, NVDR(a)(b)	8,470,600	659,827
Global Power Synergy PCL, NVDR	1,129,300	1,469,857
Gulf Development PCL, NVDR(b)	6,848,988	9,936,128
Ratch Group PCL, NVDR	1,749,300	1,459,379
TPI Polene Power PCL, NVDR	3,909,500	267,914
		16,580,842
Insurance — 0.7%
Bangkok Life Assurance PCL, NVDR	938,600	507,207
Thai Life Insurance PCL, NVDR	3,681,100	1,086,505
		1,593,712
Marine Transportation — 0.2%
Regional Container Lines PCL, NVDR	587,600	498,811
Media — 0.7%
Plan B Media PCL, NVDR	2,709,360	367,706
VGI PCL, NVDR	19,275,250	1,251,473
		1,619,179
Oil, Gas & Consumable Fuels — 13.5%
Bangchak Corp. PCL, NVDR(a)	1,402,700	1,397,724
Banpu PCL, NVDR	13,769,824	2,025,229
IRPC PCL, NVDR(a)	17,664,900	561,642
PTT Exploration & Production PCL, NVDR(a)	2,270,084	7,850,291
PTT PCL, NVDR(a)	16,385,700	15,689,112
Star Petroleum Refining PCL, NVDR	2,726,500	376,789
Thai Oil PCL, NVDR	1,980,700	1,959,167
		29,859,954
Passenger Airlines — 0.3%
Asia Aviation PCL, NVDR(a)(b)	8,144,147	309,505
Bangkok Airways PCL, NVDR	990,500	413,672
		723,177
Pharmaceuticals — 0.2%
Mega Lifesciences PCL, NVDR	548,000	473,129
Real Estate Management & Development — 5.8%
Amata Corp. PCL, NVDR	1,260,000	614,788
AP Thailand PCL, NVDR	3,713,686	843,685
31
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Thailand ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Management & Development (continued)
Central Pattana PCL, NVDR	3,289,300	$5,238,436
Land & Houses PCL, NVDR	13,110,000	1,578,616
MBK PCL, NVDR	1,390,600	738,540
Quality Houses PCL, NVDR	10,928,732	458,793
Sansiri PCL, NVDR(a)	23,146,737	1,029,294
Supalai PCL, NVDR	1,843,100	870,487
WHA Corp. PCL, NVDR	13,203,840	1,467,924
		12,840,563
Specialty Retail — 1.9%
Com7 PCL, NVDR	1,925,000	1,517,894
Home Product Center PCL, NVDR(a)	9,584,073	2,102,514
Siam Global House PCL, NVDR(a)	2,925,281	642,569
		4,262,977
Transportation Infrastructure — 4.3%
Airports of Thailand PCL, NVDR(a)	6,992,200	7,785,882
Bangkok Expressway & Metro PCL, NVDR(a)	10,779,853	1,766,017
		9,551,899
Water Utilities — 0.3%
TTW PCL, NVDR	2,193,366	616,133
Wireless Telecommunication Services — 7.7%
Advanced Info Service PCL, NVDR	1,855,719	16,874,708
Total Long-Term Investments — 99.4% (Cost: $297,546,212)		219,461,815
Security	Shares	Value
Short-Term Securities
Money Market Funds — 4.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	10,185,124	$10,190,217
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	190,000	190,000
Total Short-Term Securities — 4.7% (Cost: $10,371,526)		10,380,217
Total Investments — 104.1% (Cost: $307,917,738)		229,842,032
Liabilities in Excess of Other Assets — (4.1)%		(9,047,347)
Net Assets — 100.0%		$220,794,685

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$28,695,288	$—	$(18,503,841)(a)	$5,424	$(6,654)	$10,190,217	10,185,124	$895,536 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	520,000	—	(330,000)(a)	—	—	190,000	190,000	16,215	—
				$5,424	$(6,654)	$10,380,217		$911,751	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	19	09/19/25	$1,202	$732
Schedule of Investments
32

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Thailand ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$732	$—	$—	$—	$732

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$164,805	$—	$—	$—	$164,805
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$6,625	$—	$—	$—	$6,625
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$604,444
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,838,362	$213,623,453	$—	$219,461,815
Short-Term Securities
Money Market Funds	10,380,217	—	—	10,380,217
	$16,218,579	$213,623,453	$—	$229,842,032
Derivative Financial Instruments(a)
Assets
Equity Contracts	$732	$—	$—	$732

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
33
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$710,435,323	$144,192,951	$235,808,316	$1,832,508,735
Investments, at value—affiliated(c)	560,000	1,775,389	4,103,810	11,657,227
Cash	2,600	5,927	297	8,481
Cash pledged for futures contracts	175,500	—	11,000	—
Foreign currency collateral pledged for futures contracts(d)	—	26,900	—	785,960
Foreign currency, at value(e)	5,992,450	74,846	5,996	4,405,373
Receivables:
Investments sold	—	—	1,597,005	—
Securities lending income—affiliated	—	2,530	13,727	2,072
Swaps	6,956	—	—	—
Dividends—unaffiliated	2,386,952	368,981	179,467	7,103,107
Dividends—affiliated	3,193	107	1,255	2,080
Tax reclaims	—	1,429	—	—
Variation margin on futures contracts	8,837	—	—	—
Unrealized appreciation on OTC swaps	249,120	—	—	—
Total assets	719,820,931	146,449,060	241,720,873	1,856,473,035
LIABILITIES
Cash received for futures contracts	—	6,813	—	106,196
Collateral on securities loaned, at value	—	1,725,016	3,795,666	11,041,406
Payables:
Swaps	31,723	—	—	—
Investment advisory fees	291,141	59,627	98,701	745,939
Variation margin on futures contracts	—	6,513	234	3,801
Unrealized depreciation on OTC swaps	6,857	—	—	—
Total liabilities	329,721	1,797,969	3,894,601	11,897,342
Commitments and contingent liabilities
NET ASSETS	$719,491,210	$144,651,091	$237,826,272	$1,844,575,693
NET ASSETS CONSIST OF
Paid-in capital	$1,393,466,646	$154,429,965	$280,705,773	$2,436,277,714
Accumulated loss	(673,975,436)	(9,778,874)	(42,879,501)	(591,702,021)
NET ASSETS	$719,491,210	$144,651,091	$237,826,272	$1,844,575,693
NET ASSET VALUE
Shares outstanding	33,600,000	1,600,000	9,600,000	35,700,000
Net asset value	$21.41	$90.41	$24.77	$51.67
Shares authorized	375 million	500 million	300 million	1 billion
Par value	$0.001	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$724,497,865	$133,128,455	$132,380,970	$1,607,939,034
(b) Securities loaned, at value	$—	$1,350,933	$3,597,083	$10,494,826
(c) Investments, at cost—affiliated	$560,000	$1,775,344	$4,103,810	$11,655,580
(d) Foreign currency collateral pledged, at cost	$—	$27,048	$—	$794,535
(e) Foreign currency, at cost	$5,976,987	$74,877	$5,996	$4,390,673
See notes to financial statements.
Statements of Assets and Liabilities
34

Statements of Assets and Liabilities (continued)
August 31, 2025

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$786,137,457	$6,057,925,054	$219,461,815
Investments, at value—affiliated(c)	34,040,815	623,854,919	10,380,217
Cash	1,665	10,209	41,036
Cash pledged for futures contracts	—	2,738,000	30,000
Foreign currency collateral pledged for futures contracts(d)	356,948	—	—
Foreign currency, at value(e)	4,740,448	13,934,039	143,715
Receivables:
Investments sold	—	—	8,164
Securities lending income—affiliated	3,344	839,902	48,448
Swaps	62,221	—	—
Dividends—unaffiliated	1,658,043	19,002,162	1,038,842
Dividends—affiliated	2,687	16,776	764
Variation margin on futures contracts	12,621	—	—
Unrealized appreciation on OTC swaps	2,176	—	—
Total assets	827,018,425	6,718,321,061	231,153,001
LIABILITIES
Collateral on securities loaned, at value	33,869,065	619,323,630	10,191,069
Payables:
Investments purchased	1,706,396	221	—
Capital shares redeemed	5	—	39,137
Foreign taxes	—	140,392	—
Investment advisory fees	323,999	3,034,572	118,471
Variation margin on futures contracts	—	242,813	9,639
Unrealized depreciation on OTC swaps	1,871	—	—
Total liabilities	35,901,336	622,741,628	10,358,316
Commitments and contingent liabilities
NET ASSETS	$791,117,089	$6,095,579,433	$220,794,685
NET ASSETS CONSIST OF
Paid-in capital	$980,424,853	$2,707,349,580	$481,771,638
Accumulated earnings (loss)	(189,307,764)	3,388,229,853	(260,976,953)
NET ASSETS	$791,117,089	$6,095,579,433	$220,794,685
NET ASSET VALUE
Shares outstanding	28,200,000	103,800,000	3,850,000
Net asset value	$28.05	$58.72	$57.35
Shares authorized	300 million	900 million	200 million
Par value	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$613,915,126	$2,826,565,380	$297,546,212
(b) Securities loaned, at value	$31,069,835	$567,604,163	$9,505,634
(c) Investments, at cost—affiliated	$34,040,815	$623,802,835	$10,371,526
(d) Foreign currency collateral pledged, at cost	$356,074	$—	$—
(e) Foreign currency, at cost	$4,741,837	$13,931,518	$143,514
See notes to financial statements.
35
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF
INVESTMENT INCOME
Dividends—unaffiliated	$27,109,478	$3,342,776	$11,609,145	$76,936,889
Dividends—affiliated	46,498	1,812	18,342	41,998
Interest—unaffiliated	3,620	176	7,803	19,728
Securities lending income—affiliated—net	4,565	51,775	109,329	61,159
Foreign taxes withheld	—	(329,981)	(350)	(613,050)
Total investment income	27,164,161	3,066,558	11,744,269	76,446,724
EXPENSES
Investment advisory	3,109,967	607,904	1,360,800	9,017,018
Commitment costs	6,354	1,172	2,804	—
Interest expense	551	—	1,807	—
Total expenses	3,116,872	609,076	1,365,411	9,017,018
Net investment income	24,047,289	2,457,482	10,378,858	67,429,706
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(25,380,659)	616,228	3,252,821	(52,408,208)
Investments—affiliated	154	411	1,804	1,586
Foreign currency transactions	(5,099)	23,500	(281,436)	127,339
Futures contracts	1,018,582	141,885	294,210	1,256,920
In-kind redemptions—unaffiliated(a)	6,798,886	4,279,022	—	118,389,159
Swaps	56,670	—	—	—
	(17,511,466)	5,061,046	3,267,399	67,366,796
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	183,433,275	14,764,155	(30,449,693)	168,551,858
Investments—affiliated	261	(592)	(405)	(1,284)
Foreign currency translations	18,867	(18,390)	(5,158)	40,390
Futures contracts	18,059	(29,659)	577	(108,312)
Swaps	242,263	—	—	—
	183,712,725	14,715,514	(30,454,679)	168,482,652
Net realized and unrealized gain (loss)	166,201,259	19,776,560	(27,187,280)	235,849,448
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,248,548	$22,234,042	$(16,808,422)	$303,279,154
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
36

Statements of Operations (continued)
Year Ended August 31, 2025

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF
INVESTMENT INCOME
Dividends—unaffiliated	$29,395,261	$188,078,606	$7,729,519
Dividends—affiliated	28,554	124,146	16,215
Interest—unaffiliated	2,538	99,380	1,980
Securities lending income—affiliated—net(a)	91,099	7,991,809	895,536
Foreign taxes withheld	(259,158)	(32,943,993)	(741,514)
Total investment income	29,258,294	163,349,948	7,901,736
EXPENSES
Investment advisory	3,293,750	32,033,918	1,223,296
Commitment costs	6,764	39,896	2,027
Interest expense	962	93,539	533
Total expenses	3,301,476	32,167,353	1,225,856
Net investment income	25,956,818	131,182,595	6,675,880
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	10,270,217	172,414,953	(23,868,201)
Investments—affiliated	(813)	63,600	5,424
Foreign currency transactions	299,553	(2,757,828)	90,222
Futures contracts	1,553,679	8,032,631	164,805
In-kind redemptions—unaffiliated(b)	58,261,872	—	946,745
Swaps	(196,907)	—	—
	70,187,601	177,753,356	(22,661,005)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	122,509,539	310,197,478	13,213,816
Investments—affiliated	(2,008)	(94,925)	(6,654)
Foreign currency translations	(10,440)	(663,777)	(8,608)
Futures contracts	(36,862)	(637,454)	6,625
Swaps	305	—	—
	122,460,534	308,801,322	13,205,179
Net realized and unrealized gain (loss)	192,648,135	486,554,678	(9,455,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$218,604,953	$617,737,273	$(2,779,946)
(a) Net of securities lending income tax paid of	$—	$1,985,355	$—
(b) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
37
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$24,047,289	$20,725,616	$2,457,482	$2,313,872
Net realized gain (loss)	(17,511,466)	(99,622,780)	5,061,046	3,635,680
Net change in unrealized appreciation (depreciation)	183,712,725	32,334,786	14,715,514	6,769,791
Net increase (decrease) in net assets resulting from operations	190,248,548	(46,562,378)	22,234,042	12,719,343
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(26,363,568)	(25,933,938)	(2,347,791)	(2,710,304)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	46,405,486	(46,634,759)	16,629,490	(21,206,680)
NET ASSETS
Total increase (decrease) in net assets	210,290,466	(119,131,075)	36,515,741	(11,197,641)
Beginning of year	509,200,744	628,331,819	108,135,350	119,332,991
End of year	$719,491,210	$509,200,744	$144,651,091	$108,135,350

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
38

Statements of Changes in Net Assets(continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$10,378,858	$8,960,292	$67,429,706	$68,191,796
Net realized gain (loss)	3,267,399	2,580,543	67,366,796	(50,276,065)
Net change in unrealized appreciation (depreciation)	(30,454,679)	54,541,164	168,482,652	249,250,243
Net increase (decrease) in net assets resulting from operations	(16,808,422)	66,081,999	303,279,154	267,165,974
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,801,325)	(8,448,335)	(73,127,039)	(73,370,730)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(56,985,436)	6,946,437	(359,416,244)	(62,623,096)
NET ASSETS
Total increase (decrease) in net assets	(84,595,183)	64,580,101	(129,264,129)	131,172,148
Beginning of year	322,421,455	257,841,354	1,973,839,822	1,842,667,674
End of year	$237,826,272	$322,421,455	$1,844,575,693	$1,973,839,822

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
39
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$25,956,818	$20,569,575	$131,182,595	$93,095,012
Net realized gain (loss)	70,187,601	(10,273,785)	177,753,356	153,466,663
Net change in unrealized appreciation (depreciation)	122,460,534	57,686,753	308,801,322	881,580,860
Net increase in net assets resulting from operations	218,604,953	67,982,543	617,737,273	1,128,142,535
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(28,256,370)	(21,657,062)	(176,076,345)	(408,443,157)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	88,210,193	(21,806,753)	420,414,641	1,231,812,925
NET ASSETS
Total increase in net assets	278,558,776	24,518,728	862,075,569	1,951,512,303
Beginning of year	512,558,313	488,039,585	5,233,503,864	3,281,991,561
End of year	$791,117,089	$512,558,313	$6,095,579,433	$5,233,503,864

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
40

Statements of Changes in Net Assets(continued)

	iShares MSCI Thailand ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$6,675,880	$7,655,063
Net realized loss	(22,661,005)	(25,489,512)
Net change in unrealized appreciation (depreciation)	13,205,179	(9,079,350)
Net decrease in net assets resulting from operations	(2,779,946)	(26,913,799)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,089,815)	(7,662,439)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,692,158)	(35,154,195)
NET ASSETS
Total decrease in net assets	(17,561,919)	(69,730,433)
Beginning of year	238,356,604	308,087,037
End of year	$220,794,685	$238,356,604

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
41
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$16.13	$18.17	$20.46	$25.80	$22.91
Net investment income(a)	0.69	0.63	0.65	0.62	0.57
Net realized and unrealized gain (loss)(b)	5.35	(1.89)	(2.35)	(5.37)	2.92
Net increase (decrease) from investment operations	6.04	(1.26)	(1.70)	(4.75)	3.49
Distributions from net investment income(c)	(0.76)	(0.78)	(0.59)	(0.59)	(0.60)
Net asset value, end of year	$21.41	$16.13	$18.17	$20.46	$25.80
Total Return(d)
Based on net asset value	38.41%	(6.97)%	(8.56)%	(18.61)%	15.24%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.83%	3.84%	3.25%	2.70%	2.26%
Supplemental Data
Net assets, end of year (000)	$719,491	$509,201	$628,332	$728,759	$1,023,773
Portfolio turnover rate(f)	10%	14%	20%	8%	21%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
42

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$77.24	$70.20	$62.37	$81.49	$69.91
Net investment income(a)	1.57	1.38	1.18	1.33	1.04
Net realized and unrealized gain (loss)(b)	13.09	7.31	7.15	(18.87)	11.13
Net increase (decrease) from investment operations	14.66	8.69	8.33	(17.54)	12.17
Distributions from net investment income(c)	(1.49)	(1.65)	(0.50)	(1.58)	(0.59)
Net asset value, end of year	$90.41	$77.24	$70.20	$62.37	$81.49
Total Return(d)
Based on net asset value	19.26%	12.65%	13.37%	(21.70)%	17.41%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.00%	1.94%	1.78%	1.87%	1.33%
Supplemental Data
Net assets, end of year (000)	$144,651	$108,135	$119,333	$62,369	$73,337
Portfolio turnover rate(f)	17%	21%	8%	16%	21%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
43
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$25.90	$21.09	$22.48	$26.60	$26.51
Net investment income(a)	0.92	0.77	0.76	0.90	0.98
Net realized and unrealized gain (loss)(b)	(1.09)	4.77	(1.57)	(3.77)	(0.05)
Net increase (decrease) from investment operations	(0.17)	5.54	(0.81)	(2.87)	0.93
Distributions from net investment income(c)	(0.96)	(0.73)	(0.58)	(1.25)	(0.84)
Net asset value, end of year	$24.77	$25.90	$21.09	$22.48	$26.60
Total Return(d)
Based on net asset value	(0.48)%	26.96%	(3.56)%	(10.92)%	3.51%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.78%	3.51%	3.50%	3.68%	3.62%
Supplemental Data
Net assets, end of year (000)	$237,826	$322,421	$257,841	$234,387	$265,299
Portfolio turnover rate(f)	51%	18%	12%	48%	28%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
44

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$45.69	$41.22	$41.86	$51.17	$42.98
Net investment income(a)	1.65	1.54	1.82	1.69	1.30
Net realized and unrealized gain (loss)(b)	6.16	4.60	(0.94)	(8.28)	8.06
Net increase (decrease) from investment operations	7.81	6.14	0.88	(6.59)	9.36
Distributions from net investment income(c)	(1.83)	(1.67)	(1.52)	(2.72)	(1.17)
Net asset value, end of year	$51.67	$45.69	$41.22	$41.86	$51.17
Total Return(d)
Based on net asset value	17.55%	15.24%	2.00%	(13.22)%	21.82%
Ratios to Average Net Assets(e)
Total expenses	0.47%	0.48%	0.48%	0.47%	0.47%
Net investment income	3.53%	3.65%	4.28%	3.61%	2.66%
Supplemental Data
Net assets, end of year (000)	$1,844,576	$1,973,840	$1,842,668	$2,135,008	$2,440,764
Portfolio turnover rate(f)	10%	8%	7%	15%	9%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
45
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$20.67	$18.56	$18.21	$23.03	$19.12
Net investment income(a)	0.93	0.84	0.80	0.67	0.63
Net realized and unrealized gain (loss)(b)	7.49	2.16	0.44	(4.21)	3.92
Net increase (decrease) from investment operations	8.42	3.00	1.24	(3.54)	4.55
Distributions from net investment income(c)	(1.04)	(0.89)	(0.89)	(1.28)	(0.64)
Net asset value, end of year	$28.05	$20.67	$18.56	$18.21	$23.03
Total Return(d)
Based on net asset value	41.79%	16.87%	6.84%	(15.92)%	23.91%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.90%	4.49%	4.25%	3.25%	2.87%
Supplemental Data
Net assets, end of year (000)	$791,117	$512,558	$488,040	$553,489	$618,238
Portfolio turnover rate(f)	21%	26%	25%	36%	17%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
46

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$53.95	$45.77	$50.47	$64.79	$44.08
Net investment income(a)	1.31	1.12	1.31	1.60	1.22
Net realized and unrealized gain (loss)(b)	5.18	12.59	1.55	(14.16)	20.46
Net increase (decrease) from investment operations	6.49	13.71	2.86	(12.56)	21.68
Distributions(c)
From net investment income	(1.21)	(1.79)	(2.37)	(1.39)	(0.97)
From net realized gain	(0.51)	(3.74)	(5.19)	(0.37)	—
Total distributions	(1.72)	(5.53)	(7.56)	(1.76)	(0.97)
Net asset value, end of year	$58.72	$53.95	$45.77	$50.47	$64.79
Total Return(d)
Based on net asset value	12.39%	32.85%	7.17%	(19.96)%	49.79%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	2.43%	2.29%	2.89%	2.65%	2.16%
Supplemental Data
Net assets, end of year (000)	$6,095,579	$5,233,504	$3,281,992	$3,750,151	$7,555,064
Portfolio turnover rate(f)	36%	24%	34%	12%	12%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
47
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$61.91	$69.23	$70.43	$79.95	$68.25
Net investment income(a)	1.88	1.81	1.88	2.00	1.70
Net realized and unrealized gain (loss)(b)	(4.48)	(7.33)	(1.29)	(9.17)	11.73
Net increase (decrease) from investment operations	(2.60)	(5.52)	0.59	(7.17)	13.43
Distributions from net investment income(c)	(1.96)	(1.80)	(1.79)	(2.35)	(1.73)
Net asset value, end of year	$57.35	$61.91	$69.23	$70.43	$79.95
Total Return(d)
Based on net asset value	(4.02)%	(7.76)%	0.86%	(9.07)%	19.65%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	3.24%	3.01%	2.66%	2.67%	2.26%
Supplemental Data
Net assets, end of year (000)	$220,795	$238,357	$308,087	$334,535	$411,738
Portfolio turnover rate(f)	12%	8%	11%	9%	17%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
48

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
49
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
Notes to Financial Statements
50

Notes to Financial Statements  (continued)
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Japan Small-Cap
Barclays Capital, Inc.	$246,946	$(246,946)	$—	$—
BNP Paribas SA	88,550	(88,550)	—	—
BofA Securities, Inc.	134,919	(134,919)	—	—
Citigroup Global Markets, Inc.	182,635	(182,635)	—	—
Goldman Sachs & Co. LLC	408,214	(408,214)	—	—
J.P. Morgan Securities LLC	95,622	(95,622)	—	—
Jefferies LLC	62,495	(62,495)	—	—
Macquarie Bank Ltd.	5,628	(5,628)	—	—
Morgan Stanley	19,985	(19,985)	—	—
State Street Bank & Trust Co.	105,939	(105,939)	—	—
	$1,350,933	$(1,350,933)	$—	$—
MSCI Malaysia
J.P. Morgan Securities PLC	$3,597,083	$(3,597,083)	$—	$—
51
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Pacific ex Japan
Barclays Capital, Inc.	$1,133,133	$(1,133,133)	$—	$—
BofA Securities, Inc.	909,806	(909,806)	—	—
Goldman Sachs & Co. LLC	7,982,995	(7,982,995)	—	—
Macquarie Bank Ltd.	284,110	(284,110)	—	—
Morgan Stanley	110,166	(110,166)	—	—
Toronto-Dominion Bank	74,616	(74,616)	—	—
	$10,494,826	$(10,494,826)	$—	$—
MSCI Singapore
Barclays Capital, Inc.	$1,676,140	$(1,676,140)	$—	$—
BofA Securities, Inc.	1,551,535	(1,551,535)	—	—
HSBC Bank PLC	27,609	(27,609)	—	—
J.P. Morgan Securities LLC	24,895,352	(24,895,352)	—	—
Morgan Stanley	1,549,924	(1,549,924)	—	—
Nomura Securities International, Inc.	182,663	(182,663)	—	—
State Street Bank & Trust Co.	197,950	(192,674)	—	5,276(b)
Toronto-Dominion Bank	988,662	(988,662)	—	—
	$31,069,835	$(31,064,559)	$—	$5,276
MSCI Taiwan
Citigroup Global Markets Ltd.	$56,118,100	$(56,118,100)	$—	$—
Goldman Sachs International	68,184,555	(68,184,555)	—	—
J.P. Morgan Securities PLC	37,481,016	(37,481,016)	—	—
Macquarie Bank Ltd.	6,204,192	(6,204,192)	—	—
Merrill Lynch International	11,898,509	(11,898,509)	—	—
Morgan Stanley	379,903,200	(379,903,200)	—	—
UBS Europe SE	7,814,591	(7,814,591)	—	—
	$567,604,163	$(567,604,163)	$—	$—
MSCI Thailand
Barclays Capital, Inc.	$243,345	$(243,345)	$—	$—
BofA Securities, Inc.	2,830,878	(2,830,878)	—	—
Citigroup Global Markets, Inc.	1,402,504	(1,402,504)	—	—
Goldman Sachs & Co. LLC	977,863	(977,863)	—	—
J.P. Morgan Securities LLC	269,250	(269,250)	—	—
Morgan Stanley	3,548,088	(3,548,088)	—	—
SG Americas Securities LLC	233,706	(233,706)	—	—
	$9,505,634	$(9,505,634)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of August 31, 2025. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA.
The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Notes to Financial Statements
52

Notes to Financial Statements  (continued)
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the iShares MSCI Hong Kong ETF and iShares MSCI Singapore ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand
53
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.475000
Over $81 billion, up to and including $111 billion	0.451250
Over $111 billion, up to and including $141 billion	0.428687
Over $141 billion, up to and including $171 billion	0.407253
Over $171 billion	0.386890
For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be,
Notes to Financial Statements
54

Notes to Financial Statements  (continued)
respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Hong Kong	$1,616
MSCI Japan Small-Cap	12,166
MSCI Malaysia	25,363
MSCI Pacific ex Japan	18,235
MSCI Singapore	27,616
MSCI Taiwan	2,419,341
MSCI Thailand	202,992
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Hong Kong	$17,694,136	$10,415,500	$(4,408,243)
MSCI Japan Small-Cap	10,915,068	6,541,707	3,337,730
MSCI Pacific ex Japan	17,295,545	17,611,125	(7,877,913)
MSCI Singapore	22,447,708	47,714,387	2,593,619
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
55
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Hong Kong	$168,545,819	$63,656,980
MSCI Japan Small-Cap	21,086,381	20,222,633
MSCI Malaysia	138,499,873	197,130,637
MSCI Pacific ex Japan	186,338,175	185,389,275
MSCI Singapore	152,223,973	138,415,685
MSCI Taiwan	2,314,089,646	1,924,898,997
MSCI Thailand	25,791,599	24,540,021
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$7,246,006	$73,585,506
MSCI Japan Small-Cap	53,249,913	36,944,914
MSCI Pacific ex Japan	132,406,887	495,561,966
MSCI Singapore	307,569,918	235,361,924
MSCI Thailand	95,180,255	104,967,804
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to distributions in connection with fund share redemptions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Hong Kong	$(7,017,696)	$7,017,696
MSCI Japan Small-Cap	3,962,979	(3,962,979)
MSCI Pacific ex Japan	91,705,746	(91,705,746)
MSCI Singapore	57,073,112	(57,073,112)
MSCI Taiwan	15,452,981	(15,452,981)
MSCI Thailand	(2,122,419)	2,122,419
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Hong Kong
Ordinary income	$26,363,568	$25,933,938
MSCI Japan Small-Cap
Ordinary income	$2,347,791	$2,710,304
MSCI Malaysia
Ordinary income	$10,801,325	$8,448,335
MSCI Pacific ex Japan
Ordinary income	$73,127,039	$73,370,730
MSCI Singapore
Ordinary income	$28,256,370	$21,657,062
Notes to Financial Statements
56

Notes to Financial Statements  (continued)
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Taiwan
Ordinary income	$143,844,605	$147,189,217
Long-term capital gains	32,231,740	261,253,940
	$176,076,345	$408,443,157
MSCI Thailand
Ordinary income	$7,089,815	$7,662,439
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Hong Kong	$12,252,115	$—	$(637,529,715)	$(48,697,836)	$(673,975,436)
MSCI Japan Small-Cap	2,665,172	—	(20,936,414)	8,492,368	(9,778,874)
MSCI Malaysia	157,171	—	(142,957,974)	99,921,302	(42,879,501)
MSCI Pacific ex Japan	15,801,760	—	(759,674,667)	152,170,886	(591,702,021)
MSCI Singapore	8,074,309	—	(360,328,048)	162,945,975	(189,307,764)
MSCI Taiwan	107,803,052	194,677,463	—	3,085,749,338	3,388,229,853
MSCI Thailand	1,341,667	—	(180,652,538)	(81,666,082)	(260,976,953)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the accounting for swap agreements, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
iShares ETF	Utilized
MSCI Japan Small-Cap	$802,516
MSCI Singapore	9,321,907
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$759,711,865	$85,845,504	$(134,562,046)	$(48,716,542)
MSCI Japan Small-Cap	137,500,027	19,062,882	(10,568,207)	8,494,675
MSCI Malaysia	139,990,862	106,287,420	(6,366,156)	99,921,264
MSCI Pacific ex Japan	1,692,172,535	326,692,147	(174,593,110)	152,099,037
MSCI Singapore	657,214,425	174,844,635	(11,901,434)	162,943,201
MSCI Taiwan	3,595,307,946	3,164,407,956	(78,286,964)	3,086,120,992
MSCI Thailand	311,510,320	14,565,485	(96,233,774)	(81,668,289)
9. LINE OF CREDIT
The iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
57
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Notes to Financial Statements
58

Notes to Financial Statements  (continued)
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Hong Kong
Shares sold	7,125,000	$136,902,532	—	$93,103
Shares redeemed	(5,100,000)	(90,497,046)	(3,000,000)	(46,727,862)
	2,025,000	$46,405,486	(3,000,000)	$(46,634,759)
MSCI Japan Small-Cap
Shares sold	700,000	$54,098,005	600,000	$43,310,981
Shares redeemed	(500,000)	(37,468,515)	(900,000)	(64,517,661)
	200,000	$16,629,490	(300,000)	$(21,206,680)
MSCI Malaysia
Shares sold	3,975,000	$101,776,467	1,350,000	$30,378,434
Shares redeemed	(6,825,000)	(158,761,903)	(1,125,000)	(23,431,997)
	(2,850,000)	$(56,985,436)	225,000	$6,946,437
MSCI Pacific ex Japan
Shares sold	3,600,000	$165,275,523	2,400,000	$100,763,846
Shares redeemed	(11,100,000)	(524,691,767)	(3,900,000)	(163,386,942)
	(7,500,000)	$(359,416,244)	(1,500,000)	$(62,623,096)
MSCI Singapore
Shares sold	14,950,000	$348,558,565	7,300,000	$138,379,549
Shares redeemed	(11,550,000)	(260,348,372)	(8,800,000)	(160,186,302)
	3,400,000	$88,210,193	(1,500,000)	$(21,806,753)
MSCI Taiwan
Shares sold	32,700,000	$1,753,687,518	32,600,000	$1,558,347,534
Shares redeemed	(25,900,000)	(1,333,272,877)	(7,300,000)	(326,534,609)
	6,800,000	$420,414,641	25,300,000	$1,231,812,925
MSCI Thailand
Shares sold	1,800,000	$98,882,781	600,000	$36,614,422
Shares redeemed	(1,800,000)	(106,574,939)	(1,200,000)	(71,768,617)
	—	$(7,692,158)	(600,000)	$(35,154,195)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes,
59
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
60

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the seven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Hong Kong ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Pacific ex Japan ETF
iShares MSCI Singapore ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
 Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
61
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Japan Small-Cap	$2,638,075
MSCI Pacific ex Japan	48,865,075
MSCI Thailand	7,221,154
The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2025:
iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI Taiwan	$47,684,721
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$27,109,478	$ —
MSCI Japan Small-Cap	3,342,778	319,353
MSCI Malaysia	11,609,145	—
MSCI Pacific ex Japan	76,936,892	398,510
MSCI Singapore	29,395,260	259,152
MSCI Taiwan	188,078,615	35,779,943
MSCI Thailand	7,729,518	745,104
The Funds hereby designates the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Short-Term Capital Gains
MSCI Taiwan	$19,712,076
Important Tax Information
62

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (the “Funds”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Funds; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
63
2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
64

Board Review and Approval of Investment Advisory Contract
iShares MSCI Hong Kong ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
65
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
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Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Thailand ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
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2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
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Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Pacific ex Japan ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range
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2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods. The Board also noted the revised investment advisory fee rate for the Fund adopted by the Board at a meeting held on December 9-11, 2024 to reflect calculation of the rate to the sixth decimal place on the same or lower basis than the prior fee rate.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
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Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Singapore ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA.
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The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c)
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Board Review and Approval of Investment Advisory Contract (continued)
Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Taiwan ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long
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process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
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Board Review and Approval of Investment Advisory Contract (continued)
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships
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with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
76

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
HONIA	HKD - Overnight Index Average
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
SORA	SGD - Overnight Rate Average
77
2025 iShares Annual Financial Statements and Additional Information

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THIS PAGE INTENTIONALLY LEFT BLANK.

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The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Belgium ETF | EWK | NYSE Arca
• iShares MSCI France ETF | EWQ | NYSE Arca
• iShares MSCI Sweden ETF | EWD | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI Belgium ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 5.9%
KBC Ancora	7,501	$580,949
KBC Group NV	13,641	1,607,910
		2,188,859
Beverages — 21.4%
Anheuser-Busch InBev SA	126,386	7,928,940
Biotechnology — 15.6%
Argenx SE(a)	7,704	5,485,284
Galapagos NV(a)(b)	9,758	307,152
		5,792,436
Building Products — 0.5%
Recticel SA	16,714	183,605
Chemicals — 6.5%
Solvay SA	14,396	472,843
Syensqo SA	12,141	1,073,189
Tessenderlo Group SA	8,392	255,903
Umicore SA	38,159	595,548
		2,397,483
Construction & Engineering — 3.5%
Ackermans & van Haaren NV	3,914	1,015,365
Deme Group NV	1,961	298,969
		1,314,334
Consumer Staples Distribution & Retail — 1.0%
Colruyt Group NV	8,052	354,172
Distributors — 2.2%
D'ieteren Group	3,798	823,025
Diversified Telecommunication Services — 0.9%
Proximus SADP	38,305	332,045
Electric Utilities — 2.3%
Elia Group SA/NV, Class B	7,611	870,895
Electronic Equipment, Instruments & Components — 0.9%
Barco NV	19,334	317,200
Entertainment — 0.5%
Kinepolis Group NV	4,941	197,195
Financial Services — 5.3%
Groupe Bruxelles Lambert NV	13,208	1,160,951
Sofina SA	2,713	820,872
		1,981,823
Food Products — 1.9%
Lotus Bakeries NV	73	715,871
Health Care Providers & Services — 1.0%
Fagron	15,379	373,830
Health Care REITs — 3.6%
Aedifica SA	8,907	684,736
Cofinimmo SA	7,248	648,869
		1,333,605
Industrial REITs — 3.2%
Montea NV	4,398	351,777
Warehouses De Pauw CVA	32,126	824,577
		1,176,354
Security	Shares	Value
Insurance — 4.3%
Ageas SA	22,425	$1,580,015
Metals & Mining — 1.0%
Bekaert SA	8,337	374,644
Oil, Gas & Consumable Fuels — 0.2%
CMB Tech NV	8,237	70,522
Personal Care Products — 0.5%
Ontex Group NV(a)(b)	23,136	176,365
Pharmaceuticals — 10.8%
Financiere de Tubize SA	2,409	451,473
UCB SA	15,081	3,537,684
		3,989,157
Real Estate Management & Development — 1.0%
VGP NV	3,404	388,644
Residential REITs — 0.9%
Xior Student Housing NV	8,906	315,337
Retail REITs — 1.2%
Retail Estates NV	3,604	292,722
Vastned NV	4,884	162,931
		455,653
Semiconductors & Semiconductor Equipment — 1.0%
Melexis NV	4,844	383,506
Specialized REITs — 0.9%
Shurgard Self Storage Ltd.(b)	8,347	328,337
Trading Companies & Distributors — 1.2%
Azelis Group NV	28,927	431,449
Total Long-Term Investments — 99.2% (Cost: $37,956,354)		36,775,301
Short-Term Securities
Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	765,892	766,275
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	10,000	10,000
Total Short-Term Securities — 2.1% (Cost: $776,235)		776,275
Total Investments — 101.3% (Cost: $38,732,589)		37,551,576
Liabilities in Excess of Other Assets — (1.3)%		(474,306)
Net Assets — 100.0%		$37,077,270

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Belgium ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$766,218 (a)	$—	$17	$40	$766,275	765,892	$1,199 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000 (a)	—	—	—	10,000	10,000	275	—
				$17	$40	$776,275		$1,474	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro Euro STOXX 50 Index	47	09/19/25	$295	$3,278
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,278	$—	$—	$—	$3,278

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$26,099	$—	$—	$—	$26,099
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,339)	$—	$—	$—	$(2,339)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$274,359
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Belgium ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$36,775,301	$—	$36,775,301
Short-Term Securities
Money Market Funds	776,275	—	—	776,275
	$776,275	$36,775,301	$—	$37,551,576
Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,278	$—	$—	$3,278

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI France ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 13.2%
Airbus SE	109,305	$22,852,283
Dassault Aviation SA	3,626	1,144,634
Safran SA	66,238	22,012,757
Thales SA	17,047	4,484,032
		50,493,706
Automobile Components — 1.2%
Cie Generale des Etablissements Michelin SCA	123,331	4,466,254
Automobiles — 0.4%
Renault SA	35,468	1,395,868
Banks — 7.4%
BNP Paribas SA	187,211	16,823,662
Credit Agricole SA	194,815	3,563,558
Societe Generale SA	132,496	8,176,172
		28,563,392
Beverages — 1.1%
Pernod Ricard SA	37,124	4,229,005
Building Products — 2.3%
Cie de Saint-Gobain SA	82,622	8,919,801
Capital Markets — 0.8%
Amundi SA(a)	11,413	843,646
Euronext NV(a)	14,381	2,374,013
		3,217,659
Chemicals — 5.9%
Air Liquide SA	106,411	21,924,635
Arkema SA	10,406	738,325
		22,662,960
Construction & Engineering — 4.0%
Bouygues SA	35,213	1,510,038
Eiffage SA	12,620	1,588,170
Vinci SA	90,971	12,338,523
		15,436,731
Consumer Staples Distribution & Retail — 0.4%
Carrefour SA	108,356	1,568,762
Diversified REITs — 0.2%
Covivio SA/France	10,172	666,795
Diversified Telecommunication Services — 1.5%
Orange SA	342,522	5,582,825
Electrical Equipment — 8.4%
Legrand SA	48,240	7,346,277
Schneider Electric SE	100,853	24,778,206
		32,124,483
Entertainment — 0.2%
Bollore SE	129,084	753,634
Financial Services — 0.3%
Edenred SE	44,055	1,274,392
Food Products — 2.6%
Danone SA	119,075	9,938,873
Health Care Equipment & Supplies — 4.7%
BioMerieux	7,667	1,066,204
EssilorLuxottica SA	55,377	16,891,942
		17,958,146
Security	Shares	Value
Hotels, Restaurants & Leisure — 0.9%
Accor SA	36,051	$1,788,364
FDJ UNITED	20,232	651,222
Sodexo SA	16,394	984,393
		3,423,979
Insurance — 4.0%
AXA SA	326,035	15,185,941
IT Services — 1.1%
Capgemini SE	29,943	4,258,775
Life Sciences Tools & Services — 0.7%
Eurofins Scientific SE	21,799	1,655,308
Sartorius Stedim Biotech	5,328	1,092,628
		2,747,936
Machinery — 0.4%
Alstom SA(b)	63,764	1,533,011
Media — 1.0%
Publicis Groupe SA	42,103	3,887,719
Metals & Mining — 0.7%
ArcelorMittal SA	86,281	2,874,434
Multi-Utilities — 2.8%
Engie SA	335,977	6,952,484
Veolia Environnement SA	115,829	3,825,339
		10,777,823
Office REITs — 0.2%
Gecina SA	8,506	835,221
Oil, Gas & Consumable Fuels — 6.2%
TotalEnergies SE	377,664	23,710,140
Personal Care Products — 5.4%
L'Oreal SA	44,229	20,649,888
Pharmaceuticals — 5.5%
Ipsen SA	6,884	935,925
Sanofi SA	203,261	20,165,920
		21,101,845
Professional Services — 0.7%
Bureau Veritas SA	58,452	1,763,297
Teleperformance SE	9,831	758,550
		2,521,847
Retail REITs — 1.0%
Klepierre SA	39,624	1,547,196
Unibail-Rodamco-Westfield, New	22,337	2,323,935
		3,871,131
Semiconductors & Semiconductor Equipment — 0.9%
STMicroelectronics NV	125,723	3,426,123
Software — 1.0%
Dassault Systemes SE	123,649	3,845,508
Textiles, Apparel & Luxury Goods — 11.7%
Hermes International SCA	5,826	14,268,789
Kering SA	13,694	3,669,500
LVMH Moet Hennessy Louis Vuitton SE	46,000	27,159,945
		45,098,234
Trading Companies & Distributors — 0.3%
Rexel SA	41,293	1,336,909
Transportation Infrastructure — 0.5%
Aeroports de Paris SA	6,319	831,711
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI France ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Transportation Infrastructure (continued)
Getlink SE	55,964	$1,058,652
		1,890,363
Total Long-Term Investments — 99.6% (Cost: $381,882,930)		382,230,113
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	140,000	140,000
Total Short-Term Securities — 0.1% (Cost: $140,000)		140,000
Total Investments — 99.7% (Cost: $382,022,930)		382,370,113
Other Assets Less Liabilities — 0.3%		1,319,796
Net Assets — 100.0%		$383,689,909

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$288,220	$—	$(288,416)(b)	$248	$(52)	$—	—	$7,296 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	530,000	—	(390,000)(b)	—	—	140,000	140,000	23,411	—
				$248	$(52)	$140,000		$30,707	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
CAC 40 Index	15	09/19/25	$1,355	$(1,956)
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI France ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,956	$—	$—	$—	$1,956

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$135,332	$—	$—	$—	$135,332
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(56,678)	$—	$—	$—	$(56,678)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,651,492
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$382,230,113	$—	$382,230,113
Short-Term Securities
Money Market Funds	140,000	—	—	140,000
	$140,000	$382,230,113	$—	$382,370,113
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(1,956)	$—	$(1,956)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
8

Schedule of Investments
August 31, 2025
iShares® MSCI Sweden ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 2.5%
Saab AB, Class B	140,994	$7,967,648
Banks — 9.7%
Skandinaviska Enskilda Banken AB, Class A	666,396	12,323,339
Svenska Handelsbanken AB, Class A	642,043	8,261,734
Swedbank AB, Class A	373,717	10,517,466
		31,102,539
Biotechnology — 0.8%
Swedish Orphan Biovitrum AB(a)	85,980	2,611,688
Building Products — 5.7%
Assa Abloy AB, Class B	441,194	15,589,464
Nibe Industrier AB, Class B	666,108	2,736,662
		18,326,126
Capital Markets — 1.8%
EQT AB	163,288	5,873,490
Commercial Services & Supplies — 1.0%
Securitas AB, Class B	216,486	3,312,915
Communications Equipment — 3.1%
Telefonaktiebolaget LM Ericsson, Class B	1,231,911	9,752,802
Construction & Engineering — 1.2%
Skanska AB, Class B	149,795	3,720,027
Diversified Telecommunication Services — 1.2%
Telia Co. AB	1,038,507	3,876,965
Electronic Equipment, Instruments & Components — 3.2%
Hexagon AB, Class B	913,899	10,184,239
Entertainment — 14.3%
Spotify Technology SA(a)	67,297	45,888,478
Financial Services — 9.4%
Industrivarden AB, Class A	52,276	2,080,579
Industrivarden AB, Class C	68,616	2,731,283
Investor AB, Class B	761,885	23,471,347
L E Lundbergforetagen AB, Class B	33,546	1,697,965
		29,981,174
Hotels, Restaurants & Leisure — 1.7%
Evolution AB(b)	63,000	5,457,910
Household Products — 2.2%
Essity AB, Class B	265,156	7,168,971
Industrial Conglomerates — 1.7%
Investment AB Latour, Class B	65,343	1,659,280
Lifco AB, Class B	102,488	3,642,161
		5,301,441
Machinery — 27.3%
Alfa Laval AB	127,357	5,798,028
Atlas Copco AB, Class A	1,182,357	18,876,289
Security	Shares	Value
Machinery (continued)
Atlas Copco AB, Class B	687,070	$9,770,277
Epiroc AB, Class A	290,086	6,062,138
Epiroc AB, Class B	171,401	3,189,998
Indutrade AB	120,070	2,988,491
Sandvik AB	469,335	11,869,580
SKF AB, Class B	150,162	3,855,635
Trelleborg AB, Class B	89,282	3,454,981
Volvo AB, Class B	699,306	21,516,244
		87,381,661
Metals & Mining — 1.4%
Boliden AB(a)	125,111	4,312,320
Paper & Forest Products — 1.5%
Holmen AB, Class B	33,644	1,309,935
Svenska Cellulosa AB SCA, Class B	267,412	3,638,114
		4,948,049
Real Estate Management & Development — 1.4%
Fastighets AB Balder, Class B(a)	316,784	2,255,288
Sagax AB, Class B	96,428	2,091,011
		4,346,299
Specialty Retail — 1.1%
H & M Hennes & Mauritz AB, Class B	248,237	3,648,027
Trading Companies & Distributors — 2.2%
AddTech AB, Class B	114,416	4,012,300
Beijer Ref AB, Class B	169,129	2,877,010
		6,889,310
Wireless Telecommunication Services — 1.3%
Tele2 AB, Class B	240,975	4,244,082
Total Long-Term Investments — 95.7% (Cost: $303,288,219)		306,296,161
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	220,000	220,000
Total Short-Term Securities — 0.1% (Cost: $220,000)		220,000
Total Investments — 95.8% (Cost: $303,508,219)		306,516,161
Other Assets Less Liabilities — 4.2%		13,534,303
Net Assets — 100.0%		$320,050,464

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Sweden ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$337 (b)	$—	$(337)	$—	$—	—	$6,604 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	130,000	90,000 (b)	—	—	—	220,000	220,000	11,298	—
				$(337)	$—	$220,000		$17,902	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
OMX Stockholm 30 Index	496	09/19/25	$13,807	$138,711
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	1,369,356	USD	145,626	Standard Chartered Bank	09/19/25	$(794)
USD	2,191,320	EUR	1,880,122	Standard Chartered Bank	09/19/25	(10,515)
						(11,309)
						$(11,309)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$138,711	$—	$—	$—	$138,711
Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$11,309	$—	$—	$11,309

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Sweden ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$714,881	$—	$—	$—	$714,881
Forward foreign currency exchange contracts	—	—	—	(209,452)	—	—	(209,452)
	$—	$—	$714,881	$(209,452)	$—	$—	$505,429
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(476,260)	$—	$—	$—	$(476,260)
Forward foreign currency exchange contracts	—	—	—	26,921	—	—	26,921
	$—	$—	$(476,260)	$26,921	$—	$—	$(449,339)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$12,520,493
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,591,656
Average amounts sold — in USD	$3,342,360
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$80,498
Forward foreign currency exchange contracts	—	11,309
Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	91,807
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	(80,498)
Total derivative assets and liabilities subject to an MNA	$—	$11,309
The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(d)
Standard Chartered Bank	$11,309	$—	$—	$—	$11,309

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Sweden ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$45,888,478	$260,407,683	$—	$306,296,161
Short-Term Securities
Money Market Funds	220,000	—	—	220,000
	$46,108,478	$260,407,683	$—	$306,516,161
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$138,711	$—	$138,711
Liabilities
Foreign Currency Exchange Contracts	—	(11,309)	—	(11,309)
	$—	$127,402	$—	$127,402

(a)
Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.
Schedule of Investments
12

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Sweden ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$36,775,301	$382,230,113	$306,296,161
Investments, at value—affiliated(c)	776,275	140,000	220,000
Cash	3,351	4,312	2,212
Cash pledged for futures contracts	—	—	795
Foreign currency collateral pledged for futures contracts(d)	21,059	104,121	1,189,498
Foreign currency, at value(e)	54,646	418,377	292,962
Receivables:
Securities lending income—affiliated	358	—	476
Dividends—unaffiliated	6,651	—	66,694
Dividends—affiliated	20	355	689
Tax reclaims	223,545	972,232	1,617,672
Foreign withholding tax claims	—	—	11,757,700
Total assets	37,861,206	383,869,510	321,444,859
LIABILITIES
Collateral on securities loaned, at value	766,200	—	—
Payables:
Investment advisory fees	15,415	160,593	136,284
Professional fees	—	9,500	1,166,304
Variation margin on futures contracts	2,321	9,508	80,498
Unrealized depreciation on forward foreign currency exchange contracts	—	—	11,309
Total liabilities	783,936	179,601	1,394,395
Commitments and contingent liabilities
NET ASSETS	$37,077,270	$383,689,909	$320,050,464
NET ASSETS CONSIST OF
Paid-in capital	$60,058,065	$492,066,633	$418,199,952
Accumulated loss	(22,980,795)	(108,376,724)	(98,149,488)
NET ASSETS	$37,077,270	$383,689,909	$320,050,464
NET ASSET VALUE
Shares outstanding	1,600,000	9,000,000	6,900,000
Net asset value	$23.17	$42.63	$46.38
Shares authorized	136.2 million	340.2 million	100 million
Par value	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$37,956,354	$381,882,930	$303,288,219
(b) Securities loaned, at value	$715,641	$—	$—
(c) Investments, at cost—affiliated	$776,235	$140,000	$220,000
(d) Foreign currency collateral pledged, at cost	$20,679	$108,594	$1,217,712
(e) Foreign currency, at cost	$54,488	$410,490	$117,506
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Sweden ETF
INVESTMENT INCOME
Dividends—unaffiliated	$677,165	$13,833,344	$10,077,124
Dividends—affiliated	275	23,411	11,298
Interest—unaffiliated	638	2,852	—
Securities lending income—affiliated—net	1,199	7,296	6,604
Other income—unaffiliated	—	—	46,532
Foreign taxes withheld	(100,529)	(93,447)	(147,342)
Foreign withholding tax claims	—	—	428,221
IRS compliance fee for foreign withholding tax claims	—	(8,130)	—
Total investment income	578,748	13,765,326	10,422,437
EXPENSES
Investment advisory	99,341	2,422,561	1,681,170
Commitment costs	200	5,088	3,338
Professional	—	55,460	37,904
Interest expense	—	301	31
Total expenses	99,541	2,483,410	1,722,443
Net investment income	479,207	11,281,916	8,699,994
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(920,706)	(4,241,076)	(20,341,251)
Investments—affiliated	17	248	(337)
Forward foreign currency exchange contracts	—	—	(209,452)
Foreign currency transactions	6,271	53,258	(106,276)
Futures contracts	26,099	135,332	714,881
In-kind redemptions—unaffiliated(a)	1,047,962	19,517,178	19,910,674
	159,643	15,464,940	(31,761)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	3,374,507	(4,683,144)	27,203,253
Investments—affiliated	40	(52)	—
Forward foreign currency exchange contracts	—	—	26,921
Foreign currency translations	12,397	65,726	995,127
Futures contracts	(2,339)	(56,678)	(476,260)
	3,384,605	(4,674,148)	27,749,041
Net realized and unrealized gain	3,544,248	10,790,792	27,717,280
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,023,455	$22,072,708	$36,417,274
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
14

Statements of Changes in Net Assets

	iShares MSCI Belgium ETF		iShares MSCI France ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$479,207	$387,757	$11,281,916	$16,669,243
Net realized gain	159,643	345,293	15,464,940	39,648,839
Net change in unrealized appreciation (depreciation)	3,384,605	1,637,944	(4,674,148)	5,328,342
Net increase in net assets resulting from operations	4,023,455	2,370,994	22,072,708	61,646,424
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(518,220)	(381,107)	(13,075,296)	(18,593,590)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	17,463,699	(6,224,832)	(295,220,938)	(312,492,339)
NET ASSETS
Total increase (decrease) in net assets	20,968,934	(4,234,945)	(286,223,526)	(269,439,505)
Beginning of year	16,108,336	20,343,281	669,913,435	939,352,940
End of year	$37,077,270	$16,108,336	$383,689,909	$669,913,435

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Sweden ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$8,699,994	$7,051,095
Net realized gain (loss)	(31,761)	8,940,796
Net change in unrealized appreciation (depreciation)	27,749,041	66,834,445
Net increase in net assets resulting from operations	36,417,274	82,826,336
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,184,726)	(13,994,475)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(15,234,838)	(76,668,361)
NET ASSETS
Total increase (decrease) in net assets	12,997,710	(7,836,500)
Beginning of year	307,052,754	314,889,254
End of year	$320,050,464	$307,052,754

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
16

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Belgium ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$20.14	$18.16	$15.93	$22.28	$17.76
Net investment income(a)	0.50	0.38	0.41	0.44	0.31
Net realized and unrealized gain (loss)(b)	3.02	2.03	2.15	(5.80)	4.64
Net increase (decrease) from investment operations	3.52	2.41	2.56	(5.36)	4.95
Distributions(c)
From net investment income	(0.49)	(0.43)	(0.15)	(0.99)	(0.43)
Return of capital	—	—	(0.18)	—	—
Total distributions	(0.49)	(0.43)	(0.33)	(0.99)	(0.43)
Net asset value, end of year	$23.17	$20.14	$18.16	$15.93	$22.28
Total Return(d)
Based on net asset value	17.89%	13.43%	16.16%	(24.77)%	27.96%(e)
Ratios to Average Net Assets(f)
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.38%	2.07%	2.28%	2.22%	1.52%
Supplemental Data
Net assets, end of year (000)	$37,077	$16,108	$20,343	$17,845	$41,002
Portfolio turnover rate(g)	17%	18%	12%	7%	16%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Includes payment received from a settlement of litigation, which impacted the Fund' total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 22.73%.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$39.88	$37.57	$29.48	$38.85	$29.30
Net investment income(a)	0.91	0.90 (b)	1.01 (b)	1.27 (b)	0.72 (b)
Net realized and unrealized gain (loss)(c)	3.07	2.58	8.02	(8.65)	9.43
Net increase (decrease) from investment operations	3.98	3.48	9.03	(7.38)	10.15
Distributions from net investment income(d)	(1.23)	(1.17)	(0.94)	(1.99)	(0.60)
Net asset value, end of year	$42.63	$39.88	$37.57	$29.48	$38.85
Total Return(e)
Based on net asset value	10.15%	9.30%(b)	30.82%(b)	(19.71)%(b)	34.74%(b)
Ratios to Average Net Assets(f)
Total expenses	0.51%	0.50%	0.53%	0.76%	0.60%
Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.50%	0.50%	0.50%	0.50%
Net investment income	2.31%	2.34%(b)	2.88%(b)	3.62%(b)	2.13%(b)
Supplemental Data
Net assets, end of year (000)	$383,690	$669,913	$939,353	$790,162	$761,536
Portfolio turnover rate(g)	4%	4%	3%	9%	4%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2024,
August 31, 2023, August 31, 2022  and August 31, 2021, respectively:
• Net investment income per share by $0.01, $0.07, $0.58 and $0.30.
• Total return by 0.07%, 0.27%,1.24% and 1.25%.
• Ratio of net investment income to average net assets by 0.01%, 0.21%,1.66% and 0.89%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
18

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$42.21	$33.32	$30.10	$47.87	$35.73
Net investment income(a)	1.09 (b)	0.84 (b)	0.79 (b)	1.46	0.99
Net realized and unrealized gain (loss)(c)	4.09	9.66	2.63	(16.83)	12.57
Net increase (decrease) from investment operations	5.18	10.50	3.42	(15.37)	13.56
Distributions from net investment income(d)	(1.01)	(1.61)	(0.20)	(2.40)	(1.42)
Net asset value, end of year	$46.38	$42.21	$33.32	$30.10	$47.87
Total Return(e)
Based on net asset value	12.37%(b)	31.89%(b)	11.35%(b)	(33.28)%	38.09%
Ratios to Average Net Assets(f)
Total expenses	0.51%	0.54%	0.54%	0.54%	0.54%
Total expenses excluding professional fees for foreign withholding tax claims	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.56%(b)	2.23%(b)	2.37%(b)	3.67%	2.27%
Supplemental Data
Net assets, end of year (000)	$320,050	$307,053	$314,889	$408,555	$653,396
Portfolio turnover rate(g)	20%	16%	13%	18%	11%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2025,
August 31, 2024 and August 31, 2023, respectively:
• Net investment income per share by $0.05, $0.13 and $0.11.
• Total return by 0.14%, 0.46% and 0.36%.
• Ratio of net investment income to average net assets by 0.11%, 0.34% and 0.32%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Belgium	Non-diversified
MSCI France	Non-diversified
MSCI Sweden	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned
21
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Notes to Financial Statements  (continued)
securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Belgium
BofA Securities, Inc.	$242,121	$(242,121)	$—	$—
Goldman Sachs & Co. LLC	62,576	(62,576)	—	—
Morgan Stanley	410,944	(410,944)	—	—
	$715,641	$(715,641)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed.  Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of  Assets and Liabilities.   A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each Fund, BFA  is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Belgium	$335
MSCI France	1,646
MSCI Sweden	2,176
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Belgium	$376,057	$1,193,100	$133,674
MSCI France	2,860,265	1,865,253	(3,032,206)
MSCI Sweden	3,238,862	22,405,757	(9,617,373)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Belgium	$3,757,945	$3,406,178
MSCI France	17,580,687	19,488,080
MSCI Sweden	64,582,838	64,283,554
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Belgium	$31,518,529	$14,447,954
MSCI France	42,188,465	336,716,728
MSCI Sweden	217,112,464	232,078,727
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Belgium	$875,276	$ (875,276)
MSCI France	15,382,325	(15,382,325)
MSCI Sweden	15,364,537	(15,364,537)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Belgium
Ordinary income	$518,220	$381,107
Notes to Financial Statements
24

Notes to Financial Statements  (continued)
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI France
Ordinary income	$13,075,296	$18,593,590
MSCI Sweden
Ordinary income	$8,184,726	$13,994,475
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Belgium	$205,467	$(21,565,362)	$(1,620,900)	$(22,980,795)
MSCI France	577,152	(106,616,643)	(2,337,233)	(108,376,724)
MSCI Sweden	1,895,691	(99,861,151)	(184,028)	(98,149,488)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Belgium	$39,185,999	$2,679,602	$(4,314,025)	$(1,634,423)
MSCI France	384,674,456	51,349,758	(53,656,057)	(2,306,299)
MSCI Sweden	307,119,305	26,954,992	(27,419,425)	(464,433)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Belgium
Shares sold	1,520,000	$32,175,717	640,000	$11,872,896
Shares redeemed	(720,000)	(14,712,018)	(960,000)	(18,097,728)
	800,000	$17,463,699	(320,000)	$(6,224,832)
MSCI France
Shares sold	1,000,000	$42,438,484	1,200,000	$45,960,949
Shares redeemed	(8,800,000)	(337,659,422)	(9,400,000)	(358,453,288)
	(7,800,000)	$(295,220,938)	(8,200,000)	$(312,492,339)
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Sweden
Shares sold	5,400,000	$226,106,210	5,925,000	$226,597,728
Shares redeemed	(5,775,000)	(241,341,048)	(8,100,000)	(303,266,089)
	(375,000)	$(15,234,838)	(2,175,000)	$(76,668,361)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of  August 31, 2025, is $10,591,396 or $1.53 per share.
During the year, iShares MSCI France ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal years 2023-2024, and the related tax compliance fee, including interest, was paid to the IRS.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
27
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the three funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Belgium ETF
iShares MSCI France ETF
iShares MSCI Sweden ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
28

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Belgium	$577,783
MSCI France	14,470,130
MSCI Sweden	9,393,860
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Belgium	$677,166	$99,904
MSCI France	14,523,803	93,447
MSCI Sweden	10,131,615	—
29
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
30

Board Review and Approval of Investment Advisory Contract
iShares MSCI Belgium ETF, iShares MSCI France ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
31
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
Board Review and Approval of Investment Advisory Contract
32

Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Sweden ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
33
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
Board Review and Approval of Investment Advisory Contract
34

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year
35
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Currency Abbreviation
EUR	Euro
SEK	Swedish Krona
USD	United States Dollar
Glossary of Terms Used in this Report
36

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca
• iShares MSCI BIC ETF | BKF | NYSE Arca
• iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
• iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Schedule of Investments
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 3.3%
Allos SA	3,986,316	$17,616,152
Alupar Investimento SA	1,926,876	10,590,648
Ambev SA	44,670,245	101,750,791
Auren Energia SA	4,244,879	8,502,520
Azzas 2154 SA	1,468,331	9,400,070
B3 SA - Brasil Bolsa Balcao	50,461,652	120,806,043
Banco Bradesco SA	15,113,867	40,252,725
Banco BTG Pactual SA	11,279,513	93,325,886
Banco do Brasil SA	15,692,944	61,910,985
BB Seguridade Participacoes SA	6,677,349	40,419,893
Brava Energia(a)	3,664,840	13,552,577
BRF SA	5,113,518	19,456,801
Caixa Seguridade Participacoes S/A	5,281,565	13,735,176
Centrais Eletricas Brasileiras SA	11,264,865	93,537,118
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	4,585,483	103,594,864
Cia de Saneamento de Minas Gerais Copasa MG	2,542,813	14,018,219
Cia De Sanena Do Parana	1,748,367	11,121,882
Cia. Siderurgica Nacional SA	6,260,392	8,786,961
Cogna Educacao SA	19,084,522	10,278,190
Cosan SA(a)	11,438,834	12,342,130
CPFL Energia SA	1,448,752	10,519,909
Cury Construtora e Incorporadora SA	1,992,047	12,550,758
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,944,418	15,270,993
Dexco SA	5,058,136	5,354,944
Direcional Engenharia SA	4,607,616	13,129,774
EcoRodovias Infraestrutura e Logistica SA	3,537,437	5,291,296
Embraer SA	6,810,467	95,715,961
Energisa SA	2,606,956	23,469,023
Eneva SA(a)	7,304,613	20,357,019
Engie Brasil Energia SA	1,436,890	10,584,835
Equatorial Energia SA	11,090,824	74,806,834
Fleury SA	3,494,159	9,595,992
GPS Participacoes e Empreendimentos SA(b)	3,482,690	11,099,695
Grendene SA	5,052,866	5,060,461
Grupo Mateus SA	6,301,531	8,484,406
Hapvida Participacoes e Investimentos SA(a)(b)	3,133,048	24,102,370
Hypera SA	2,768,942	12,461,094
Iguatemi SA	2,761,922	11,965,943
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	1,185,049	2,712,443
Inter & Co. Inc., Class A	2,342,244	20,119,876
IRB-Brasil Resseguros SA(a)	620,101	5,472,640
JBS NV(a)(c)	3,578,042	58,000,061
Klabin SA	7,605,122	25,963,612
Localiza Rent a Car SA	8,872,369	58,648,931
Lojas Renner SA	10,434,514	31,292,861
M Dias Branco SA	942,671	5,158,580
Magazine Luiza SA	3,484,325	5,263,263
Marfrig Global Foods SA	3,087,541	14,196,704
Minerva SA(a)	6,206,310	6,902,450
Motiva Infraestrutura de Mobilidade SA	9,611,299	25,526,841
MRV Engenharia e Participacoes SA(a)	4,020,108	5,627,714
Multiplan Empreendimentos Imobiliarios SA	2,493,086	12,806,043
Natura Cosmeticos SA(a)	8,461,511	14,061,292
NU Holdings Ltd./Cayman Islands, Class A(a)	32,106,848	475,181,350
Odontoprev SA	3,740,536	9,079,088
Pagseguro Digital Ltd., Class A	1,968,315	17,636,102
Security	Shares	Value
Brazil (continued)
Patria Investments Ltd., Class A	739,984	$10,019,383
Petroleo Brasileiro SA - Petrobras	35,995,855	224,067,450
Petroreconcavo SA	1,623,882	3,872,625
Porto Seguro SA	1,836,588	17,529,705
PRIO SA(a)	7,914,907	55,283,257
Raia Drogasil SA	12,207,968	39,516,003
Rede D'Or Sao Luiz SA(b)	7,743,416	56,213,443
Rumo SA	12,316,623	33,052,715
Santos Brasil Participacoes SA	5,532,841	14,511,098
Sao Martinho SA	1,644,780	5,521,177
Sendas Distribuidora SA	12,500,988	24,255,631
Serena Energia SA(a)	3,795,868	8,520,286
Simpar SA	4,797,954	4,592,783
SLC Agricola SA	2,379,445	7,680,088
Smartfit Escola de Ginastica e Danca SA	3,436,878	15,473,352
StoneCo Ltd., Class A(a)(c)	2,148,794	35,390,637
Suzano SA	6,427,197	62,175,546
Telefonica Brasil SA	7,354,285	45,941,816
TIM SA/Brazil	7,385,604	30,989,882
TOTVS SA	5,252,885	41,756,844
Transmissora Alianca de Energia Eletrica SA	1,430,424	9,199,606
Ultrapar Participacoes SA	6,874,065	24,925,831
Vale SA	34,486,373	353,396,513
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	4,659,482	3,721,157
Vibra Energia SA	9,652,026	42,796,224
Vivara Participacoes SA	1,418,361	7,586,427
WEG SA	15,776,531	109,583,289
Wilson Sons SA	2,281,528	7,570,237
XP Inc., Class A	3,404,795	61,762,981
		3,325,376,775
Canada — 0.0%
Sigma Lithium Corp.(a)(c)	656,191	4,403,042
Chile — 0.4%
Aguas Andinas SA, Class A	24,955,543	8,827,516
Banco de Chile	432,027,565	61,905,898
Banco de Credito e Inversiones SA	779,099	31,508,367
Banco Itau Chile SA	896,060	12,790,662
Banco Santander Chile	641,362,393	38,541,182
CAP SA(a)	873,312	4,695,168
Cencosud SA	13,061,074	41,390,328
Cia Cervecerias Unidas SA	1,338,341	8,281,923
Colbun SA	83,309,500	12,535,545
Empresa Nacional de Telecomunicaciones SA	1,915,260	6,640,139
Empresas CMPC SA	10,395,245	16,299,689
Empresas Copec SA	3,715,620	27,670,001
Enel Americas SA	208,605,945	21,683,937
Enel Chile SA	264,738,453	18,564,878
Engie Energia Chile SA	4,540,490	5,692,284
Falabella SA	6,422,049	36,552,621
Inversiones Aguas Metropolitanas SA	6,134,702	5,425,065
Latam Airlines Group SA	2,216,810,483	55,807,752
Parque Arauco SA	6,817,947	15,725,479
SMU SA	34,741,266	5,937,895
Vina Concha y Toro SA	6,214,434	7,186,026
		443,662,355
China — 28.1%
360 Security Technology Inc., Class A	4,372,988	7,124,483
361 Degrees International Ltd.	10,553,000	8,638,296
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,548,337	4,280,256

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
3SBio Inc.(b)(c)	17,150,500	$64,514,872
AAC Technologies Holdings Inc.	7,378,500	41,152,427
Accelink Technologies Co. Ltd., Class A	515,900	4,971,259
ACM Research Shanghai Inc., Class A	196,514	4,276,800
Advanced Micro-Fabrication Equipment Inc./China, Class A	391,833	11,787,057
AECC Aviation Power Co. Ltd., Class A	1,485,367	8,421,840
Agricultural Bank of China Ltd., Class A	47,159,935	46,500,930
Agricultural Bank of China Ltd., Class H	261,446,000	176,797,261
Aier Eye Hospital Group Co. Ltd., Class A	5,465,446	10,279,338
Air China Ltd., Class A(a)	8,614,800	9,134,786
AK Medical Holdings Ltd.(b)	6,258,000	4,523,097
Akeso Inc.(a)(b)(c)	6,018,000	121,211,873
Alibaba Group Holding Ltd.	163,038,704	2,699,540,023
Alibaba Health Information Technology Ltd.(a)(c)	54,630,000	38,736,346
A-Living Smart City Services Co. Ltd., Class H(b)(c)	7,542,250	2,983,201
Aluminum Corp. of China Ltd., Class A	4,466,800	4,913,449
Aluminum Corp. of China Ltd., Class H	39,214,000	35,131,312
Amlogic Shanghai Co. Ltd., Class A(a)	287,186	4,030,721
ANE Cayman Inc.(a)	7,527,000	8,101,024
Angelalign Technology Inc.(b)(c)	708,400	6,591,902
Anhui Conch Cement Co. Ltd., Class A	1,219,529	4,171,739
Anhui Conch Cement Co. Ltd., Class H	11,772,500	37,180,698
Anhui Gujing Distillery Co. Ltd., Class A	210,455	5,067,765
Anhui Gujing Distillery Co. Ltd., Class B	1,050,202	14,993,322
Anhui Jianghuai Automobile Group Corp. Ltd., Class A(a)	1,658,600	12,658,104
Anker Innovations Technology Co. Ltd., Class A	385,408	7,588,840
ANTA Sports Products Ltd.	11,941,200	148,577,810
Ascentage Pharma Group International(a)(b)	2,647,900	28,358,284
AsiaInfo Technologies Ltd.(b)(c)	4,354,400	5,785,447
Atour Lifestyle Holdings Ltd., ADR	386,909	15,058,498
Autohome Inc., ADR	577,599	16,681,059
Avary Holding Shenzhen Co. Ltd., Class A	1,400,700	11,725,837
AviChina Industry & Technology Co. Ltd., Class H	25,942,000	14,743,752
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	4,713,200	5,843,622
Baidu Inc., Class A(a)	20,725,312	245,296,147
Bank of Beijing Co. Ltd., Class A	11,539,206	9,725,219
Bank of Chengdu Co. Ltd., Class A	3,010,608	7,809,168
Bank of China Ltd., Class A	21,983,000	17,048,252
Bank of China Ltd., Class H	667,733,000	366,501,345
Bank of Communications Co. Ltd., Class A	28,981,143	29,595,967
Bank of Communications Co. Ltd., Class H	81,459,000	70,630,559
Bank of Hangzhou Co. Ltd., Class A	4,307,897	9,602,446
Bank of Jiangsu Co. Ltd., Class A	9,801,508	14,910,144
Bank of Nanjing Co. Ltd., Class A	7,186,881	11,222,078
Bank of Ningbo Co. Ltd., Class A	3,491,593	13,839,386
Bank of Shanghai Co. Ltd., Class A	7,830,165	10,490,946
Baoshan Iron & Steel Co. Ltd., Class A	8,778,830	8,543,942
Beijing Capital International Airport Co. Ltd., Class H(a)	19,502,000	7,407,688
Beijing Enlight Media Co. Ltd., Class A	1,882,800	5,225,311
Beijing Enterprises Holdings Ltd.	4,404,000	18,338,740
Beijing Enterprises Water Group Ltd.	41,130,000	13,725,417
Beijing Fourth Paradigm Technology Co. Ltd., Class H(a)(c)	1,214,700	9,536,798
Beijing Kingsoft Office Software Inc., Class A	303,558	14,260,520
Beijing New Building Materials PLC, Class A	1,212,719	4,549,161
Beijing Roborock Technology Co. Ltd., Class A	182,156	5,495,222
Security	Shares	Value
China (continued)
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,094,900	$3,082,610
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(c)	3,863,000	4,550,874
Beijing Tong Ren Tang Co. Ltd., Class A	802,400	4,021,266
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A(a)	698,998	5,758,604
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	23,718,601	17,789,167
BeOne Medicines Ltd.(a)	8,081,764	192,256,964
Bestechnic Shanghai Co. Ltd., Class A	104,827	4,163,697
Bethel Automotive Safety Systems Co. Ltd., Class A	562,780	3,762,281
Bilibili Inc., Class Z(a)(c)	2,267,777	52,868,840
Black Sesame International Holding Ltd.(a)(c)	2,259,300	5,501,905
BOC Aviation Ltd.(b)	1,874,700	16,826,988
BOC International China Co. Ltd., Class A	2,203,400	4,995,029
BOE Technology Group Co. Ltd., Class A	20,915,000	12,425,156
BOE Varitronix Ltd.	5,547,000	4,341,027
Bosideng International Holdings Ltd.	44,024,000	25,480,084
Brilliance China Automotive Holdings Ltd.(c)	29,604,000	15,164,482
BYD Co. Ltd., Class A	3,068,373	49,089,839
BYD Co. Ltd., Class H	35,028,500	494,175,320
BYD Electronic International Co. Ltd.(c)	7,573,000	40,260,185
C&D International Investment Group Ltd.(c)	7,980,000	19,032,031
Caitong Securities Co. Ltd., Class A	4,971,750	6,053,340
Cambricon Technologies Corp. Ltd., Class A(a)	241,395	50,553,834
Canggang Railway Ltd.(c)	12,742,000	2,190,274
CanSino Biologics Inc., Class H(a)(b)(c)	976,000	6,149,788
CGN Mining Co. Ltd.(c)	28,590,000	10,196,675
CGN New Energy Holdings Co. Ltd.	17,426,000	5,444,908
CGN Power Co. Ltd., Class A	567,700	306,035
CGN Power Co. Ltd., Class H(b)	107,615,000	40,661,186
Changchun High-Tech Industry Group Co. Ltd., Class A	249,542	3,611,336
Changjiang Securities Co. Ltd., Class A	5,579,928	6,699,900
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	222,669	3,783,593
Chaozhou Three-Circle Group Co. Ltd., Class A	1,653,853	10,249,528
Chervon Holdings Ltd.(c)	1,503,700	4,328,526
China Animal Healthcare Ltd., NVS(a)(d)	1,237,000	2
China BlueChemical Ltd., Class H	18,930,000	5,935,798
China CITIC Bank Corp. Ltd., Class A	6,337,200	7,037,048
China CITIC Bank Corp. Ltd., Class H	78,374,000	70,079,325
China CITIC Financial Asset Management Co. Ltd., Class H(a)(b)	133,926,000	19,836,630
China Coal Energy Co. Ltd., Class H	17,931,000	21,790,732
China Communications Services Corp. Ltd., Class H	23,900,000	14,254,772
China Conch Venture Holdings Ltd.	13,452,000	17,876,755
China Construction Bank Corp., Class A	10,979,892	13,881,148
China Construction Bank Corp., Class H	911,920,000	882,557,942
China CSSC Holdings Ltd., Class A	3,995,101	20,966,674
China Datang Corp. Renewable Power Co. Ltd., Class H	25,793,000	7,928,710
China East Education Holdings Ltd.(b)(c)	5,978,500	6,204,480
China Eastern Airlines Corp. Ltd., Class A(a)	11,611,175	6,636,624
China Education Group Holdings Ltd.	11,494,000	4,220,883
China Energy Engineering Corp. Ltd., Class A	34,152,444	11,755,316
China Everbright Bank Co. Ltd., Class A	24,142,482	12,821,731
China Everbright Bank Co. Ltd., Class H	29,032,000	13,034,700
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
China Everbright Environment Group Ltd.	33,860,148	$19,094,669
China Everbright Ltd.(c)	10,200,000	11,703,183
China Feihe Ltd.(b)	35,185,000	19,914,588
China Fiber Optic Network System Group Ltd., NVS(a)(d)	10,394,800	13
China Foods Ltd.(c)	12,566,000	6,426,630
China Galaxy Securities Co. Ltd., Class A	3,159,400	8,212,520
China Galaxy Securities Co. Ltd., Class H	34,420,000	49,688,073
China Gas Holdings Ltd.	22,631,000	22,664,374
China Gold International Resources Corp. Ltd.(c)	2,401,000	34,032,863
China Great Wall Securities Co. Ltd., Class A	5,800,500	9,960,832
China Greatwall Technology Group Co. Ltd., Class A(a)	2,276,500	5,721,783
China Hongqiao Group Ltd.	26,817,000	88,269,720
China Huiyuan Juice Group Ltd., NVS(a)(d)	10,877,000	14
China International Capital Corp. Ltd., Class A	2,586,312	13,998,492
China International Capital Corp. Ltd., Class H(b)	15,177,200	41,633,566
China Jinmao Holdings Group Ltd.	58,156,000	10,980,506
China Jushi Co. Ltd., Class A	3,096,362	6,790,469
China Lesso Group Holdings Ltd.	12,050,000	7,484,309
China Life Insurance Co. Ltd., Class A	1,144,210	6,766,083
China Life Insurance Co. Ltd., Class H	70,994,000	220,841,921
China Lilang Ltd.(c)	6,478,000	3,149,461
China Literature Ltd.(a)(b)(c)	3,844,600	20,166,609
China Longyuan Power Group Corp. Ltd., Class H	24,462,000	21,161,555
China Medical System Holdings Ltd.	12,671,000	21,260,558
China Mengniu Dairy Co. Ltd.	29,488,000	58,056,007
China Merchants Bank Co. Ltd., Class A	10,987,482	66,212,463
China Merchants Bank Co. Ltd., Class H	37,342,464	232,108,742
China Merchants Energy Shipping Co. Ltd., Class A	5,856,100	5,338,373
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	3,667,939	5,362,956
China Merchants Port Holdings Co. Ltd.	11,676,270	22,452,349
China Merchants Securities Co. Ltd., Class A	4,495,541	11,975,899
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	5,217,366	6,705,479
China Metal Recycling Holdings Ltd., NVS(a)(d)	62,400	—
China Minsheng Banking Corp. Ltd., Class A	19,113,217	12,348,602
China Minsheng Banking Corp. Ltd., Class H	62,347,720	35,552,381
China Modern Dairy Holdings Ltd.(c)	36,998,000	6,228,806
China National Building Material Co. Ltd., Class H	37,026,850	26,904,359
China National Chemical Engineering Co. Ltd., Class A	4,684,422	5,171,685
China National Nuclear Power Co. Ltd., Class A	11,088,409	13,871,649
China National Software & Service Co. Ltd., Class A(a)	865,780	6,512,115
China Nonferrous Mining Corp Ltd.	19,694,000	26,372,101
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	2,321,500	18,539,486
China Oilfield Services Ltd., Class H	16,088,000	14,657,248
China Overseas Grand Oceans Group Ltd.	18,952,500	5,519,567
China Overseas Land & Investment Ltd.	35,357,000	63,701,431
China Overseas Property Holdings Ltd.	13,690,000	9,412,454
China Pacific Insurance Group Co. Ltd., Class A	3,393,742	19,216,922
Security	Shares	Value
China (continued)
China Pacific Insurance Group Co. Ltd., Class H	25,442,600	$116,780,470
China Petroleum & Chemical Corp., Class A	15,226,700	12,208,873
China Petroleum & Chemical Corp., Class H	216,680,200	120,341,134
China Power International Development Ltd.	35,645,000	14,329,830
China Railway Group Ltd., Class A	6,567,666	5,241,276
China Railway Group Ltd., Class H	40,714,000	20,710,549
China Rare Earth Resources & Technology Co. Ltd., Class A(a)	1,092,500	8,948,235
China Renewable Energy Investment Ltd., NVS(a)(d)	8,046	—
China Resources Beer Holdings Co. Ltd.	15,261,000	55,284,905
China Resources Building Materials Technology Holdings Ltd.	23,914,000	5,703,935
China Resources Gas Group Ltd.	8,011,400	20,678,158
China Resources Land Ltd.	30,044,277	118,837,666
China Resources Medical Holdings Co. Ltd.(c)	11,934,500	5,597,088
China Resources Microelectronics Ltd., Class A	797,212	5,865,206
China Resources Mixc Lifestyle Services Ltd.(b)	6,591,000	33,060,448
China Resources Pharmaceutical Group Ltd.(b)(c)	15,089,500	9,465,924
China Resources Power Holdings Co. Ltd.(c)	18,972,000	43,809,715
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	1,006,625	4,302,467
China Risun Group Ltd.(c)	17,338,000	5,426,813
China Ruyi Holdings Ltd.(a)(c)	80,847,200	29,928,927
China Shenhua Energy Co. Ltd., Class A	3,660,029	19,264,349
China Shenhua Energy Co. Ltd., Class H	31,873,500	143,233,830
China Shineway Pharmaceutical Group Ltd.	4,865,000	5,402,609
China Southern Airlines Co. Ltd., Class A(a)	8,135,184	6,898,665
China State Construction Engineering Corp. Ltd., Class A	18,636,519	14,635,451
China State Construction International Holdings Ltd.	14,862,000	20,373,164
China Taiping Insurance Holdings Co. Ltd.	13,895,708	29,032,687
China Three Gorges Renewables Group Co. Ltd., Class A	14,852,670	8,864,576
China Tobacco International HK Co. Ltd.(c)	2,785,000	14,673,709
China Tourism Group Duty Free Corp. Ltd., Class A	1,228,979	11,966,088
China Tower Corp. Ltd., Class H(b)	41,068,100	62,040,041
China Traditional Chinese Medicine Holdings Co. Ltd.	28,074,000	7,903,669
China Travel International Investment Hong Kong Ltd.(c)	28,268,000	5,490,599
China United Network Communications Ltd., Class A	16,319,125	13,066,235
China Vanke Co. Ltd., Class A(a)	2,593,668	2,473,691
China Vanke Co. Ltd., Class H(a)(c)	20,942,687	14,353,339
China Water Affairs Group Ltd.(c)	9,536,000	7,616,461
China XLX Fertiliser Ltd.(c)	5,612,000	5,324,032
China Yangtze Power Co. Ltd., Class A	13,447,341	53,053,274
China Zheshang Bank Co. Ltd., Class A	16,074,196	7,314,253
China Zhongwang Holdings Ltd., NVS(d)	2,334,641	104,821
Chinasoft International Ltd.(c)	21,882,000	18,520,441
Chongqing Changan Automobile Co. Ltd., Class A	5,095,064	8,994,262
Chongqing Hongjiu Fruit Co. Ltd., Class H(a)(c)(d)	2,296,200	230,636
Chongqing Rural Commercial Bank Co. Ltd., Class A	5,028,800	4,442,699

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Chongqing Rural Commercial Bank Co. Ltd., Class H	21,268,000	$15,733,207
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,410,213	4,455,222
Chow Tai Fook Jewellery Group Ltd.(c)	19,729,800	37,074,821
CIMC Enric Holdings Ltd.	8,638,000	8,000,303
CITIC Ltd.	37,624,000	54,014,048
CITIC Securities Co. Ltd., Class A	5,572,649	24,639,639
CITIC Securities Co. Ltd., Class H	15,363,900	56,905,487
CMOC Group Ltd., Class A	8,077,933	14,034,680
CMOC Group Ltd., Class H	36,627,000	56,349,217
CNGR Advanced Material Co. Ltd., Class A	1,022,757	5,371,561
CNPC Capital Co. Ltd., Class A	5,279,000	9,401,838
COFCO Joycome Foods Ltd.(a)	31,411,000	7,264,421
Concord New Energy Group Ltd.(c)	89,940,000	4,557,283
Contemporary Amperex Technology Co. Ltd., Class A	2,384,151	102,438,502
Contemporary Amperex Technology Co. Ltd., Class H(c)	745,035	40,512,844
Cosco Shipping Energy Transportation Co. Ltd., Class A	2,085,200	3,031,273
Cosco Shipping Holdings Co. Ltd., Class A	4,896,046	10,501,323
Cosco Shipping Holdings Co. Ltd., Class H	27,049,100	47,132,114
Cosco Shipping International Hong Kong Co. Ltd.	11,732,000	9,771,080
COSCO Shipping Ports Ltd.	15,752,000	11,436,643
Country Garden Services Holdings Co. Ltd.	20,357,000	17,040,991
CRRC Corp. Ltd., Class A	8,861,700	9,545,470
CRRC Corp. Ltd., Class H	44,114,000	35,554,820
CSC Financial Co. Ltd., Class A	2,587,594	10,305,954
CSG Holding Co. Ltd., Class B	3,734,481	890,448
CSPC Innovation Pharmaceutical Co. Ltd., Class A	979,840	7,346,762
CSPC Pharmaceutical Group Ltd.(c)	76,969,760	100,056,166
CStone Pharmaceuticals(a)(b)	9,548,500	13,237,627
Damai Entertainment Holdings Ltd.(a)(c)	121,530,000	18,213,520
Daqin Railway Co. Ltd., Class A	10,006,919	8,869,805
Daqo New Energy Corp., ADR(a)(c)	490,743	12,440,335
Dong-E-E-Jiao Co. Ltd., Class A	378,900	2,760,318
Dongfang Electric Corp. Ltd., Class A	1,927,824	5,354,299
Dongxing Securities Co. Ltd., Class A	4,399,467	7,545,725
Dongyue Group Ltd.	13,095,000	21,883,567
DPC Dash Ltd.(a)	890,700	10,175,838
Duality Biotherapeutics Inc.(a)	174,300	7,056,517
East Buy Holding Ltd.(a)(b)(c)	4,222,500	14,732,182
East Money Information Co. Ltd., Class A	8,952,088	36,339,231
Eastroc Beverage Group Co. Ltd., Class A	338,230	14,669,779
Ecovacs Robotics Co. Ltd., Class A	398,900	5,429,116
Empyrean Technology Co. Ltd., Class A	369,300	6,373,748
ENN Energy Holdings Ltd.	7,345,500	59,455,158
ENN Natural Gas Co. Ltd., Class A	2,126,528	5,614,778
Eoptolink Technology Inc. Ltd., Class A	608,380	30,299,957
Eve Energy Co. Ltd., Class A	1,390,077	11,157,843
Everbright Securities Co. Ltd., Class A	2,622,786	7,383,412
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	7,311,200	2,844,007
Everest Medicines Ltd.(a)(b)(c)	2,472,000	20,233,683
Far East Horizon Ltd.	18,355,000	17,541,498
Fenbi Ltd.(a)(c)	15,169,000	6,113,308
FinVolution Group, ADR	1,427,012	11,772,849
First Tractor Co. Ltd., Class H(c)	3,122,000	2,997,674
Flat Glass Group Co. Ltd., Class A	1,374,000	3,425,113
Security	Shares	Value
China (continued)
Focus Media Information Technology Co. Ltd., Class A	9,082,399	$10,596,466
Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,161,293	12,588,005
Fosun International Ltd.	24,605,500	16,760,558
Founder Securities Co. Ltd., Class A	6,424,700	7,793,998
Foxconn Industrial Internet Co. Ltd., Class A	7,441,725	56,162,371
Fu Shou Yuan International Group Ltd.(c)	12,346,000	5,286,791
Fufeng Group Ltd.	16,534,400	19,781,266
Fuyao Glass Industry Group Co. Ltd., Class A	923,047	8,509,153
Fuyao Glass Industry Group Co. Ltd., Class H(b)	6,017,600	53,105,187
GalaxyCore Inc., Class A	1,166,200	2,824,627
Ganfeng Lithium Group Co. Ltd., Class A	1,192,157	6,682,628
GCL Technology Holdings Ltd.(a)(c)	216,227,000	34,798,748
GD Power Development Co. Ltd., Class A	11,275,000	7,586,639
GDS Holdings Ltd., Class A(a)(c)	10,192,176	44,162,554
Geely Automobile Holdings Ltd.	58,038,000	146,391,737
Gemdale Properties & Investment Corp. Ltd.(a)(c)	77,656,000	2,558,708
Genertec Universal Medical Group Co. Ltd.(b)	13,811,500	10,772,281
Genscript Biotech Corp.(a)(c)	11,342,000	25,188,339
GF Securities Co. Ltd., Class A	4,745,630	14,579,913
Giant Biogene Holding Co. Ltd.(b)(c)	3,711,400	25,850,363
GigaDevice Semiconductor Inc., Class A	408,547	9,120,053
GoerTek Inc., Class A	2,114,262	10,870,568
Goldwind Science & Technology Co. Ltd., Class A	3,113,937	4,996,908
Goneo Group Co. Ltd., Class A	628,305	4,160,070
Gotion High-tech Co. Ltd., Class A	1,472,700	7,544,576
Grand Pharmaceutical Group Ltd.(c)	13,846,500	16,762,874
Great Wall Motor Co. Ltd., Class A	1,578	5,728
Great Wall Motor Co. Ltd., Class H	23,031,500	55,221,935
Gree Electric Appliances Inc. of Zhuhai, Class A	1,678,200	10,043,709
Greentown China Holdings Ltd.	10,319,500	13,036,804
Greentown Management Holdings Co. Ltd.(b)(c)	9,208,000	3,422,571
Greentown Service Group Co. Ltd.	14,284,000	9,135,790
GRG Banking Equipment Co. Ltd., Class A	2,397,100	4,825,934
Guangdong Haid Group Co. Ltd., Class A	1,157,520	9,997,425
Guangdong Investment Ltd.	28,384,000	26,696,904
Guanghui Energy Co. Ltd., Class A	4,836,680	3,599,402
Guangzhou Automobile Group Co. Ltd., Class A	3,399,799	3,743,574
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	668,688	2,492,506
Guangzhou Haige Communications Group Inc. Co., Class A	2,538,500	5,210,002
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,325,096	4,004,462
Guolian Securities Co. Ltd., Class A	4,122,400	7,077,997
Guosen Securities Co. Ltd., Class A	5,518,367	11,488,133
Guotai Haitong Securities Co. Ltd.	6,590,612	19,412,022
Guotai Haitong Securities Co. Ltd., Class H(b)	19,335,792	40,605,818
Guoyuan Securities Co. Ltd., Class A	8,227,491	10,676,943
Gushengtang Holdings Ltd.	1,831,800	7,678,619
H World Group Ltd., ADR	1,865,430	68,741,095
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	34,784,000	3,313,098
Haidilao International Holding Ltd.(b)	15,228,000	27,197,517
Haier Smart Home Co. Ltd., Class A	2,648,737	9,768,152
Haier Smart Home Co. Ltd., Class A	22,819,800	77,489,870
Hainan Airlines Holding Co. Ltd., Class A(a)	26,905,741	6,011,927
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Hainan Airport Infrastructure Co. Ltd., Class A	12,586,603	$6,911,099
Hainan Meilan International Airport Co. Ltd., Class H(a)	2,024,000	2,713,186
Haitian International Holdings Ltd.	6,072,000	17,213,312
Hangzhou First Applied Material Co. Ltd., Class A	1,709,331	3,601,006
Hangzhou Silan Microelectronics Co. Ltd., Class A	1,216,800	5,545,055
Hangzhou Tigermed Consulting Co. Ltd., Class A	255,574	2,277,860
Hansoh Pharmaceutical Group Co. Ltd.(b)	11,244,000	52,230,896
Harbin Electric Co. Ltd., Class H	8,832,000	9,166,076
HBM Holdings Ltd.(a)(b)	5,474,000	10,369,739
Hello Group Inc., ADR	1,293,402	10,735,237
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	1,704,600	4,621,832
Henan Shuanghui Investment & Development Co. Ltd., Class A	2,288,432	8,105,734
Hengan International Group Co. Ltd.	5,155,000	16,446,438
Hengli Petrochemical Co. Ltd., Class A	4,332,030	10,715,590
Hengtong Optic-Electric Co. Ltd., Class A	1,592,800	4,579,106
Hithink RoyalFlush Information Network Co. Ltd., Class A	320,502	18,588,169
HLA Group Corp. Ltd., Class A	3,551,300	3,476,446
Hopson Development Holdings Ltd.(a)	10,715,871	4,866,164
Horizon Robotics(a)	38,960,400	48,525,467
Hoshine Silicon Industry Co. Ltd., Class A	819,923	6,071,844
Hua Han Health Industry Holdings Ltd., NVS(a)(d)	19,424,288	25
Hua Hong Semiconductor Ltd.(a)(b)(c)	6,744,000	46,692,702
Huabao International Holdings Ltd.	9,739,000	5,272,090
Huadian Power International Corp. Ltd., Class A	6,015,200	4,479,582
Huadong Medicine Co. Ltd., Class A	1,112,641	6,919,820
Huafon Chemical Co. Ltd., Class A	5,343,855	6,034,644
Huagong Tech Co. Ltd., Class A	1,236,100	11,864,213
Huaibei Mining Holdings Co. Ltd., Class A	1,688,700	2,956,682
Hualan Biological Engineering Inc., Class A	852,970	2,048,197
Huaneng Power International Inc., Class A	2,386,326	2,474,103
Huaneng Power International Inc., Class H	42,108,000	30,255,809
Huaqin Technology Co. Ltd., Class A	640,600	8,839,583
Huatai Securities Co. Ltd., Class A	4,161,751	12,673,074
Huatai Securities Co. Ltd., Class H(b)	13,626,800	34,752,516
Huaxia Bank Co. Ltd., Class A	8,369,330	8,897,261
Huayu Automotive Systems Co. Ltd., Class A	2,235,860	6,006,185
Huizhou Desay Sv Automotive Co. Ltd., Class A	491,451	8,763,077
Humanwell Healthcare Group Co. Ltd., Class A	1,227,300	3,514,425
Hunan Valin Steel Co. Ltd., Class A	7,228,400	6,033,994
Hundsun Technologies Inc., Class A	1,569,049	8,261,040
HUTCHMED China Ltd.(a)(c)	5,520,580	16,860,555
Hwatsing Technology Co. Ltd., Class A	243,644	4,309,545
Hygeia Healthcare Holdings Co. Ltd.(a)(b)(c)	4,168,000	8,024,500
Hygon Information Technology Co. Ltd., Class A	1,334,053	36,410,345
IEIT Systems Co. Ltd., Class A	1,163,272	10,966,259
Iflytek Co. Ltd., Class A	1,995,996	14,956,630
Imeik Technology Development Co. Ltd., Class A	172,692	4,705,829
Industrial & Commercial Bank of China Ltd., Class A	34,440,580	35,946,538
Security	Shares	Value
China (continued)
Industrial & Commercial Bank of China Ltd., Class H	616,648,000	$458,726,468
Industrial Bank Co. Ltd., Class A	11,352,691	35,734,572
Industrial Securities Co. Ltd., Class A	6,847,898	6,551,115
INESA Intelligent Tech Inc., Class B	3,680,152	2,944,898
Ingenic Semiconductor Co. Ltd., Class A	324,203	3,419,814
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	31,685,800	12,412,059
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	6,600,700	5,184,312
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,110,662	12,489,184
Inner Mongolia Yitai Coal Co. Ltd., Class B	8,883,595	17,984,332
InnoCare Pharma Ltd., Class H(a)(b)	8,059,000	17,533,968
Innovent Biologics Inc.(a)(b)	13,734,500	171,653,161
iQIYI Inc., ADR(a)(c)	4,395,344	11,647,662
Isoftstone Information Technology Group Co. Ltd., Class A	641,700	5,393,686
J&T Global Express Ltd.(a)	22,929,000	30,798,360
JA Solar Technology Co. Ltd., Class A(a)	1,993,180	3,543,576
JCET Group Co. Ltd., Class A	1,240,200	6,948,450
JD Health International Inc.(a)(b)	10,870,250	88,581,841
JD Logistics Inc.(a)(b)	19,412,800	32,254,387
JD.com Inc., Class A	23,104,104	358,001,649
JF SmartInvest Holdings Ltd.(c)	1,131,500	11,156,838
Jiangsu Eastern Shenghong Co. Ltd., Class A(a)	4,321,801	5,965,905
Jiangsu Expressway Co. Ltd., Class H	11,648,000	13,749,813
Jiangsu Hengli Hydraulic Co. Ltd., Class A	893,596	11,196,029
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	3,466,842	32,220,825
Jiangsu King's Luck Brewery JSC Ltd., Class A	933,956	5,680,221
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	1,899,507	3,009,248
Jiangsu Yanghe Distillery Co. Ltd., Class A	736,751	7,649,294
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	862,300	4,530,775
Jiangsu Zhongtian Technology Co. Ltd., Class A	1,948,300	4,443,521
Jiangxi Copper Co. Ltd., Class H	10,408,000	30,647,378
Jinchuan Group International Resources Co. Ltd.(c)(d)	36,676,000	2,709,945
Jinduicheng Molybdenum Co. Ltd., Class A	1,828,400	3,853,928
Jinko Solar Co. Ltd., Class A(a)	5,810,818	4,626,608
JinkoSolar Holding Co. Ltd., ADR	362,060	8,352,724
Jinxin Fertility Group Ltd.(a)(b)(c)	21,199,000	7,885,816
Jiumaojiu International Holdings Ltd.(b)(c)	9,493,000	2,954,211
JL Mag Rare-Earth Co. Ltd., Class H(c)	1,582,800	4,692,193
JNBY Design Ltd.	3,181,000	8,240,288
JOYY Inc., ADR	278,129	15,035,654
Kangji Medical Holdings Ltd.(c)	5,364,500	5,972,353
Kanzhun Ltd., ADR(a)	3,419,672	80,772,653
KE Holdings Inc., Class A	19,637,707	115,121,221
Keymed Biosciences Inc.(a)(b)	2,127,500	18,890,280
Kingboard Holdings Ltd.	6,290,700	23,154,409
Kingboard Laminates Holdings Ltd.	9,487,000	16,174,834
Kingdee International Software Group Co. Ltd.(a)	28,921,000	61,106,354
Kingsoft Cloud Holdings Ltd.(a)(c)	22,355,760	22,254,086
Kingsoft Corp. Ltd.	9,037,800	39,809,376
Kuaishou Technology(a)(b)	25,505,300	249,986,068
Kuang-Chi Technologies Co. Ltd., Class A	1,407,230	10,725,615

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Kunlun Energy Co. Ltd.	34,664,000	$32,267,339
Kunlun Tech Co. Ltd., Class A(a)	1,269,896	7,491,411
Kweichow Moutai Co. Ltd., Class A	696,748	144,937,410
Laopu Gold Co. Ltd., Class H	264,100	24,219,046
LB Group Co. Ltd., Class A	2,267,007	5,914,540
Lee & Man Paper Manufacturing Ltd.(c)	15,951,000	6,046,253
Legend Biotech Corp., ADR(a)(c)	663,525	23,044,223
Lenovo Group Ltd.	64,930,000	93,212,593
Lens Technology Co. Ltd., Class A	3,301,915	14,392,440
Lepu Biopharma Co. Ltd., Class H(a)(b)(c)	9,108,000	10,189,176
Li Auto Inc., Class A(a)	11,936,204	139,868,187
Li Ning Co. Ltd.	21,562,500	52,800,811
Lifetech Scientific Corp. (a)(c)	36,300,000	9,110,022
Lingbao Gold Group Co. Ltd., Class H(c)	4,875,000	9,024,929
Lingyi iTech Guangdong Co., Class A	5,491,233	11,954,215
LK Technology Holdings Ltd.(c)	5,657,500	3,911,572
Longfor Group Holdings Ltd.(b)(c)	19,814,500	27,170,492
LONGi Green Energy Technology Co. Ltd., Class A(a)	4,252,569	10,254,950
Lonking Holdings Ltd.	25,813,000	8,974,550
Lufax Holding Ltd., ADR(a)	2,430,614	7,146,005
Luxshare Precision Industry Co. Ltd., Class A	4,024,589	25,953,882
Luye Pharma Group Ltd. (a)(b)(c)	20,004,500	9,287,831
Luzhou Laojiao Co. Ltd., Class A	746,684	14,395,187
Mango Excellent Media Co. Ltd., Class A	1,253,232	4,590,882
Maoyan Entertainment(b)(c)	5,509,200	5,504,848
Maxscend Microelectronics Co. Ltd., Class A	339,712	3,943,350
Medlive Technology Co. Ltd.(b)(c)	2,724,500	4,937,337
Meitu Inc.(b)	32,570,000	49,625,959
Meituan, Class B(a)(b)	47,219,860	628,918,187
Metallurgical Corp. of China Ltd., Class A	12,929,700	6,192,233
MH Development Ltd., NVS(a)(d)	3,308,000	4
Microport Scientific Corp.(a)(c)	9,251,800	14,471,617
Midea Group Co. Ltd., Class A	1,750,000	18,111,115
Midea Group Co. Ltd., Class H	3,353,200	35,346,413
Ming Yuan Cloud Group Holdings Ltd.(c)	11,074,000	5,648,639
MINISO Group Holding Ltd.	4,453,704	27,186,464
Minth Group Ltd.	7,202,000	30,596,257
MMG Ltd.(a)	39,639,198	26,483,917
Montage Technology Co. Ltd., Class A	866,400	14,946,288
Muyuan Foods Co. Ltd., Class A	2,845,183	21,977,258
NARI Technology Co. Ltd., Class A	3,739,980	11,432,603
National Silicon Industry Group Co. Ltd., Class A	1,875,000	5,455,013
NAURA Technology Group Co. Ltd., Class A	417,926	21,841,949
NetDragon Websoft Holdings Ltd.(c)	3,260,000	4,373,828
NetEase Cloud Music Inc.(a)(b)(c)	902,550	32,547,798
NetEase Inc.	16,524,435	453,112,964
New China Life Insurance Co. Ltd., Class A	999,301	9,579,229
New China Life Insurance Co. Ltd., Class H	9,180,000	57,117,336
New Hope Liuhe Co. Ltd., Class A	4,185,244	5,809,287
New Horizon Health Ltd.(a)(b)(c)(d)	2,592,000	3,291,080
New Oriental Education & Technology Group Inc.	11,572,890	55,375,418
Newborn Town Inc.(a)	5,862,000	9,305,247
Nexteer Automotive Group Ltd.	9,291,000	8,214,366
Nine Dragons Paper Holdings Ltd.(a)(c)	17,132,000	12,457,123
Ninestar Corp., Class A(a)	1,078,934	3,781,247
Ningbo Deye Technology Co. Ltd., Class A	668,449	6,064,993
Ningbo Orient Wires & Cables Co. Ltd., Class A	572,000	4,234,685
Ningbo Sanxing Medical Electric Co. Ltd., Class A	1,163,600	3,762,633
Security	Shares	Value
China (continued)
Ningbo Tuopu Group Co. Ltd., Class A	1,152,850	$10,089,400
Ningxia Baofeng Energy Group Co. Ltd., Class A	4,738,309	11,542,229
NIO Inc., Class A(a)(c)	15,149,335	97,023,880
Noah Holdings Ltd., ADR	422,268	5,257,237
Nongfu Spring Co. Ltd., Class H(b)	19,266,200	124,616,078
OFILM Group Co. Ltd., Class A(a)	2,293,900	4,271,364
OmniVision Integrated Circuits Group Inc.	670,169	13,455,251
Oppein Home Group Inc., Class A	380,280	2,956,307
Orient Overseas International Ltd.	1,292,000	22,639,015
Orient Securities Co. Ltd., Class A	5,395,967	8,713,115
PDD Holdings Inc., ADR(a)(c)	6,728,360	808,883,439
People's Insurance Co. Group of China Ltd. (The), Class A	1,162,900	1,466,675
People's Insurance Co. Group of China Ltd. (The), Class H	90,951,000	81,784,112
PetroChina Co. Ltd., Class A	10,454,437	12,802,535
PetroChina Co. Ltd., Class H	200,062,000	193,721,583
Pharmaron Beijing Co. Ltd., Class A	1,411,925	5,990,172
PICC Property & Casualty Co. Ltd., Class H	65,171,040	157,503,301
Ping An Bank Co. Ltd., Class A	9,294,536	15,735,019
Ping An Healthcare and Technology Co. Ltd.(b)(c)	8,449,900	22,567,743
Ping An Insurance Group Co. of China Ltd., Class A	5,635,454	47,417,748
Ping An Insurance Group Co. of China Ltd., Class H	63,734,000	464,024,521
Piotech Inc., Class A	195,288	5,205,581
Poly Developments and Holdings Group Co. Ltd., Class A	6,888,611	7,702,808
Poly Property Group Co. Ltd.(c)	23,502,000	4,846,212
Pop Mart International Group Ltd.(b)	5,205,800	216,391,417
Postal Savings Bank of China Co. Ltd., Class A	15,245,300	12,936,640
Postal Savings Bank of China Co. Ltd., Class H(b)	83,141,000	57,899,764
Power Construction Corp. of China Ltd., Class A	10,717,144	8,913,023
Q Technology Group Co. Ltd.	5,346,000	11,073,192
Qfin Holdings Inc.	993,238	28,923,091
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	3,395,750	9,679,052
Range Intelligent Computing Technology Group Co. Ltd., Class A	984,439	8,156,384
Remegen Co. Ltd., Class H(a)(b)(c)	1,767,500	22,373,918
RLX Technology Inc., ADR	3,474,322	8,824,778
RoboSense Technology Co. Ltd.(a)(c)	2,932,800	15,150,982
Rockchip Electronics Co. Ltd., Class A	255,700	8,831,816
Rongsheng Petrochemical Co. Ltd., Class A	5,887,821	8,287,733
SAIC Motor Corp. Ltd., Class A	4,490,890	11,832,468
Sailun Group Co. Ltd., Class A	2,645,400	5,265,288
Sanan Optoelectronics Co. Ltd., Class A	2,981,100	6,338,291
Sany Heavy Equipment International Holdings Co. Ltd.(c)	12,025,000	10,633,662
Sany Heavy Industry Co. Ltd., Class A	3,361,956	9,925,354
Satellite Chemical Co. Ltd., Class A	2,375,607	6,695,357
SDIC Capital Co. Ltd., Class A	5,368,200	6,287,945
SDIC Power Holdings Co. Ltd., Class A	4,441,900	8,942,167
Seazen Group Ltd.(a)	22,940,000	7,346,403
Seres Group Co. Ltd., Class A	939,310	18,033,836
SF Holding Co. Ltd., Class A	2,353,792	14,736,643
SG Micro Corp., Class A	417,205	4,547,051
Shaanxi Coal Industry Co. Ltd., Class A	5,011,281	14,340,980
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Shandong BoAn Biotechnology Co. Ltd., Class H(a)(c)	2,839,400	$5,053,095
Shandong Gold Mining Co. Ltd., Class A	2,000,786	9,458,233
Shandong Gold Mining Co. Ltd., Class H(b)	7,368,750	28,149,134
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,562,099	6,017,875
Shandong Nanshan Aluminum Co. Ltd., Class A	9,527,300	5,429,737
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	23,582,400	17,819,945
Shanghai Baosight Software Co. Ltd., Class A	1,346,953	4,790,138
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	195,392	4,200,403
Shanghai Chicmax Cosmetic Co. Ltd.	737,200	8,599,979
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	8,403,609	5,597,778
Shanghai Conant Optical Co. Ltd., Class H	1,817,500	11,244,710
Shanghai Electric Group Co. Ltd., Class A(a)	7,588,700	9,446,548
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,059,800	4,289,516
Shanghai Industrial Holdings Ltd.	6,270,000	11,649,850
Shanghai International Airport Co. Ltd., Class A	1,001,203	4,544,647
Shanghai MicroPort MedBot Group Co. Ltd., Class H(a)(c)	4,016,500	10,525,979
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,591,700	4,171,756
Shanghai Pudong Development Bank Co. Ltd., Class A	16,211,706	31,036,760
Shanghai Putailai New Energy Technology Co. Ltd., Class A	1,415,918	4,455,877
Shanghai RAAS Blood Products Co. Ltd., Class A	3,928,634	3,796,649
Shanghai Rural Commercial Bank Co. Ltd., Class A	6,709,700	8,196,808
Shanghai United Imaging Healthcare Co. Ltd., Class A	479,224	9,539,662
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	841,800	4,489,636
Shanjin International Gold Co. Ltd., Class A	1,823,900	5,047,292
Shanxi Coking Coal Energy Group Co. Ltd., Class A	3,974,600	3,940,626
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	2,075,600	3,781,821
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	667,339	18,952,493
Shengyi Technology Co. Ltd., Class A	1,691,008	12,607,097
Shennan Circuits Co. Ltd., Class A	430,262	11,934,734
Shenwan Hongyuan Group Co. Ltd., Class A	16,077,692	12,324,966
Shenzhen Goodix Technology Co. Ltd., Class A	313,100	3,621,395
Shenzhen Inovance Technology Co. Ltd., Class A	895,242	9,435,473
Shenzhen International Holdings Ltd.	12,119,250	12,226,799
Shenzhen Investment Ltd.(a)(c)	31,460,000	3,395,481
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	571,446	19,492,076
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	463,900	4,065,883
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	717,900	5,073,790
Shenzhen Transsion Holdings Co. Ltd., Class A	675,714	8,539,795
Shenzhou International Group Holdings Ltd.	7,549,300	60,069,367
Shoucheng Holdings Ltd.(c)	26,236,800	6,381,612
Security	Shares	Value
China (continued)
Shougang Fushan Resources Group Ltd.	24,396,000	$8,631,412
Shui On Land Ltd.	54,518,666	5,325,639
Sichuan Biokin Pharmaceutical Co. Ltd., Class A(a)	162,780	7,651,835
Sichuan Changhong Electric Co. Ltd., Class A	3,073,500	4,936,652
Sichuan Chuantou Energy Co. Ltd., Class A	3,336,678	6,977,496
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,097,320	5,617,576
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H(a)	467,700	27,253,168
Sichuan Road & Bridge Group Co. Ltd., Class A	5,000,460	6,080,763
Sihuan Pharmaceutical Holdings Group Ltd.(c)	53,689,000	10,094,111
Simcere Pharmaceutical Group Ltd.(b)	8,392,000	15,218,879
Sino Biopharmaceutical Ltd.	97,257,000	102,019,293
Sinofert Holdings Ltd.	30,016,000	5,443,132
Sinolink Securities Co. Ltd., Class A	5,706,900	8,262,232
Sinopec Engineering Group Co. Ltd., Class H	16,929,500	15,153,556
Sinopec Kantons Holdings Ltd.	15,590,000	8,499,455
Sinopharm Group Co. Ltd., Class H	12,108,800	29,180,147
Sinotruk Hong Kong Ltd.	6,501,000	18,954,446
Skyworth Group Ltd.(a)(c)	9,242,000	4,120,205
Smoore International Holdings Ltd.(b)(c)	17,813,000	43,374,837
SooChow Securities Co. Ltd., Class A	7,627,640	10,823,951
Southwest Securities Co. Ltd., Class A	9,016,600	6,177,965
Spring Airlines Co. Ltd., Class A	718,980	5,386,037
SSY Group Ltd.	14,356,411	5,243,299
Sun Art Retail Group Ltd.	25,842,000	6,745,665
Sunac China Holdings Ltd.(a)(c)	79,176,837	15,606,821
Sunac Services Holdings Ltd.(b)(c)	13,266,000	2,852,844
Sungrow Power Supply Co. Ltd., Class A	1,188,420	16,664,215
Sunny Optical Technology Group Co. Ltd.	6,763,300	72,846,091
Sunshine Lake Pharma Co. Ltd.(a)	770,754	5,136,383
Sunwoda Electronic Co. Ltd., Class A	1,547,300	5,331,688
SUPCON Technology Co. Ltd., Class A	794,906	5,802,958
Superb Summit International Group Ltd., NVS(a)(d)	998,771	1
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,158,486	10,707,053
Suzhou TFC Optical Communication Co. Ltd., Class A	500,596	13,894,951
SY Holdings Group Ltd.(c)	6,510,500	9,962,931
TAL Education Group, ADR(a)(c)	3,915,071	41,578,054
TBEA Co. Ltd., Class A	3,088,987	6,143,894
TCL Electronics Holdings Ltd.	10,690,000	14,806,705
TCL Technology Group Corp., Class A	13,904,512	9,070,564
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	2,335,038	2,748,234
Tencent Holdings Ltd.	60,911,700	4,717,273,387
Tencent Music Entertainment Group, ADR	5,558,492	136,294,224
Tiangong International Co. Ltd.(c)	15,968,000	5,145,477
Tianli International Holdings Ltd.(c)	15,087,000	7,334,966
Tianneng Power International Ltd.(c)	7,732,000	8,057,435
Tianqi Lithium Corp., Class A(a)	930,600	5,744,271
Tianshan Aluminum Group Co. Ltd., Class A	3,278,700	4,644,879
Tianshui Huatian Technology Co. Ltd., Class A	2,800,136	4,657,706
Tingyi Cayman Islands Holding Corp.	18,850,000	26,787,694
Tong Ren Tang Technologies Co. Ltd., Class H	7,556,000	4,814,186
Tongcheng Travel Holdings Ltd.	12,710,800	35,961,292
TongFu Microelectronics Co. Ltd., Class A	917,700	4,266,385
Tongling Nonferrous Metals Group Co. Ltd., Class A	10,754,100	6,815,289

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Tongwei Co. Ltd., Class A(a)	2,469,477	$7,639,530
Topsports International Holdings Ltd.(b)	20,971,000	8,723,081
Towngas Smart Energy Co. Ltd.(c)	12,379,000	6,382,929
TravelSky Technology Ltd., Class H	8,823,000	12,346,131
Trina Solar Co. Ltd., Class A(a)	1,285,416	2,989,696
Trip.com Group Ltd.	5,908,491	437,389,641
Tsingtao Brewery Co. Ltd., Class A	186,594	1,821,117
Tsingtao Brewery Co. Ltd., Class H	6,076,000	39,512,174
Tuya Inc.	2,731,552	7,265,928
UBTech Robotics Corp. Ltd., Class H(a)	1,260,350	15,584,580
Unigroup Guoxin Microelectronics Co. Ltd., Class A	501,933	5,744,312
Unisplendour Corp. Ltd., Class A	1,885,635	7,387,223
Untrade Cteg, NVS(a)(d)	33,362,000	43
Untrade SMI Holdings, NVS(a)(d)	12,466,353	16
Untradelumena Newmat, NVS(a)(d)	43,450	—
Up Fintech Holding Ltd., ADR(a)	1,095,156	13,689,450
Victory Giant Technology Huizhou Co. Ltd., Class A	547,500	20,400,240
Vipshop Holdings Ltd., ADR	3,024,228	50,625,577
Vnet Group Inc., ADR(a)(c)	1,406,900	12,183,754
Wanguo Gold Group Ltd.(c)	2,772,000	10,817,252
Wanhua Chemical Group Co. Ltd., Class A	1,414,786	13,630,602
Want Want China Holdings Ltd.	45,310,000	31,502,856
Wasion Holdings Ltd.	3,940,000	5,854,350
Weibo Corp., ADR	825,051	9,455,084
Weichai Power Co. Ltd., Class A	1,157,280	2,461,099
Weichai Power Co. Ltd., Class H	19,075,000	40,098,931
Weimob Inc.(a)(b)(c)	34,690,000	11,784,770
Wens Foodstuff Group Co. Ltd., Class A	3,582,641	9,155,801
West China Cement Ltd.(c)	25,578,000	8,739,910
Western Mining Co. Ltd., Class A	1,727,900	4,531,167
Western Securities Co. Ltd., Class A	6,121,591	7,693,064
Western Superconducting Technologies Co. Ltd., Class A	772,320	6,766,001
Wingtech Technology Co. Ltd., Class A(a)	752,900	4,590,432
Wuhan Guide Infrared Co. Ltd., Class A(a)	4,718,342	8,322,720
Wuliangye Yibin Co. Ltd., Class A	1,998,774	36,369,409
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,403,896	13,477,889
WuXi AppTec Co. Ltd., Class A	1,383,479	20,039,500
WuXi AppTec Co. Ltd., Class H(b)(c)	3,302,107	46,014,667
Wuxi Biologics Cayman Inc.(a)(b)	33,096,500	142,376,808
WuXi XDC Cayman Inc.(a)	2,858,000	20,839,564
XCMG Construction Machinery Co. Ltd., Class A	8,570,959	11,501,354
XD Inc.	3,102,600	32,381,646
Xiamen C & D Inc., Class A	2,190,400	3,582,826
Xiaomi Corp., Class B(a)(b)	162,953,800	1,112,134,653
Xinjiang Daqo New Energy Co. Ltd., Class A(a)	982,650	4,436,925
Xinyi Solar Holdings Ltd.(c)	40,398,800	17,592,474
XPeng Inc., Class A(a)	11,922,650	125,875,495
XtalPi Holdings Ltd.(a)(c)	12,843,000	17,000,252
Xtep International Holdings Ltd.(c)	14,247,500	12,177,733
XXF Group Holdings Ltd.(a)(c)	8,605,000	7,726,894
Yadea Group Holdings Ltd.(b)	11,704,000	20,414,860
Yangtze Optical Fibre & Cable Joint Stock Co. Ltd., Class H(b)(c)	2,492,000	16,915,148
Yankuang Energy Group Co. Ltd., Class A	1,573,621	2,863,119
Yankuang Energy Group Co. Ltd., Class H	31,768,700	36,955,134
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	912,068	6,076,018
Yealink Network Technology Corp. Ltd., Class A	855,906	4,540,010
Security	Shares	Value
China (continued)
Yidu Tech Inc. (a)(b)(c)	7,083,200	$5,531,182
Yifeng Pharmacy Chain Co. Ltd., Class A	1,055,150	3,518,778
Yihai International Holding Ltd.(c)	5,311,000	9,377,329
Yihai Kerry Arawana Holdings Co. Ltd., Class A	1,178,001	5,568,188
Yixin Group Ltd.(b)(c)	21,390,500	8,776,707
Yonyou Network Technology Co. Ltd., Class A(a)	2,188,283	5,063,729
Youngor Fashion Co. Ltd., Class A	2,487,832	2,616,985
Youyuan International Holdings Ltd., NVS(a)(d)	4,800,100	6
YTO Express Group Co. Ltd., Class A	2,356,053	5,607,249
Yuexiu Property Co. Ltd.(c)	13,666,576	8,717,159
Yuexiu REIT	30,926,751	3,738,326
Yuexiu Transport Infrastructure Ltd.(c)	12,904,000	7,101,297
Yum China Holdings Inc.	3,569,147	159,612,254
Yunnan Aluminium Co. Ltd., Class A	2,963,853	8,062,952
Yunnan Baiyao Group Co. Ltd., Class A	975,632	7,890,528
Yunnan Yuntianhua Co. Ltd., Class A	1,393,100	5,320,863
Yutong Bus Co. Ltd., Class A	1,584,300	6,146,423
Zai Lab Ltd.(a)(c)	9,570,690	31,857,392
Zangge Mining Co. Ltd., Class A	1,608,246	12,172,066
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	308,569	9,069,145
Zhaojin Mining Industry Co. Ltd., Class H	16,685,500	52,409,375
Zhejiang China Commodities City Group Co. Ltd., Class A	3,198,920	10,118,631
Zhejiang Chint Electrics Co. Ltd., Class A	1,594,573	6,136,045
Zhejiang Dahua Technology Co. Ltd., Class A	2,031,058	5,539,969
Zhejiang Expressway Co. Ltd., Class H	16,027,800	14,164,547
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,146,591	7,737,657
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	781,594	3,310,273
Zhejiang Juhua Co. Ltd., Class A	2,068,400	11,232,238
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	4,984,500	41,604,428
Zhejiang NHU Co. Ltd., Class A	2,497,658	8,732,292
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,430,500	6,394,905
Zhejiang Weiming Environment Protection Co. Ltd., Class A	1,888,873	5,113,210
Zhejiang Zheneng Electric Power Co. Ltd., Class A	7,391,600	5,271,732
Zheshang Securities Co. Ltd., Class A	3,889,600	6,597,284
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	9,159,500	23,354,158
Zhongji Innolight Co. Ltd., Class A	669,963	33,264,916
Zhongjin Gold Corp. Ltd., Class A	2,979,818	6,744,808
Zhongsheng Group Holdings Ltd.(c)	7,043,000	14,612,161
Zhongtai Securities Co. Ltd., Class A	5,658,800	5,728,245
Zhou Hei Ya International Holdings Co. Ltd.(b)	10,972,500	3,452,178
Zhuzhou CRRC Times Electric Co. Ltd., Class H	5,036,200	25,744,053
Zijin Mining Group Co. Ltd., Class A	10,904,900	35,526,629
Zijin Mining Group Co. Ltd., Class H	54,146,000	179,790,239
Zonqing Environmental Ltd.(c)	1,818,000	1,105,422
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	5,383,700	5,554,385
ZTE Corp., Class A	1,801,639	11,494,563
ZTE Corp., Class H(c)	7,672,040	34,675,476
ZTO Express Cayman Inc.	3,920,279	71,099,815
		28,466,582,117
Colombia — 0.1%
Cementos Argos SA	6,069,804	15,064,023
Grupo Argos SA	3,191,109	13,726,396
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Colombia (continued)
Grupo Cibest SA	2,426,544	$35,637,836
Grupo de Inversiones Suramericana SA	1,190,799	13,742,097
Interconexion Electrica SA ESP	4,635,167	25,153,187
		103,323,539
Czech Republic — 0.1%
CEZ AS	1,415,156	88,495,261
Komercni Banka AS	768,120	37,529,037
Moneta Money Bank AS(b)	2,610,267	19,139,517
		145,163,815
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	20,189,777	40,372,490
Eastern Co. SAE	13,335,084	10,625,237
EFG Holding S.A.E.(a)	14,783,837	7,940,526
E-Finance for Digital & Financial Investments	10,327,194	2,953,469
Fawry for Banking & Payment Technology Services SAE(a)	18,270,257	5,191,018
Talaat Moustafa Group	7,750,786	8,851,122
Telecom Egypt Co.	4,706,598	4,489,548
		80,423,410
Greece — 0.6%
Aegean Airlines SA	329,247	5,528,174
Aktor SA Holding Co. Technical & Energy Projects(a)(c)	872,041	7,944,589
Alpha Bank SA	20,739,424	82,275,735
Athens International Airport SA	431,263	5,358,157
Athens Water Supply & Sewage Co. SA	444,043	3,764,359
Autohellas Tourist and Trading SA	43,676	582,501
Eurobank Ergasias Services and Holdings SA	24,776,240	91,054,205
FF Group, NVS(d)	343,633	4
GEK TERNA SA	609,784	15,985,076
Hellenic Telecommunications Organization SA	1,576,215	29,319,819
HELLENiQ ENERGY Holdings SA	675,973	6,793,150
Holding Co. ADMIE IPTO SA	1,946,341	7,769,691
Intralot SA-Integrated Information Systems & Gaming Services(a)	2,933,846	4,119,903
Jumbo SA	1,097,023	39,118,248
LAMDA Development SA(a)	856,665	7,411,095
Motor Oil Hellas Corinth Refineries SA	534,055	15,740,808
National Bank of Greece SA	8,276,661	114,622,054
OPAP SA	1,814,375	40,718,622
Optima bank SA	1,481,831	13,539,368
Piraeus Financial Holdings SA	10,303,306	79,737,358
Public Power Corp. SA	1,798,450	30,071,800
Sarantis SA	254,153	4,341,070
Titan SA	415,588	18,047,228
		623,843,014
Hungary — 0.3%
Magyar Telekom Telecommunications PLC	4,044,105	22,974,669
MOL Hungarian Oil & Gas PLC	3,649,546	31,407,917
OTP Bank Nyrt	2,138,555	186,533,803
Richter Gedeon Nyrt	1,214,485	36,839,351
		277,755,740
India — 17.4%
360 ONE WAM Ltd.	1,800,442	20,803,420
3M India Ltd.	34,813	12,131,283
Aarti Industries Ltd.	1,895,780	8,079,637
Aarti Pharmalabs Ltd.	600,258	5,728,910
ABB India Ltd.	513,543	29,130,585
Action Construction Equipment Ltd.	493,431	5,885,784
Adani Enterprises Ltd.	1,531,429	38,981,959
Adani Ports & Special Economic Zone Ltd.	5,105,622	76,061,921
Security	Shares	Value
India (continued)
Adani Power Ltd.(a)	5,550,141	$37,842,139
Aditya Birla Fashion and Retail Ltd.(a)	6,443,775	5,653,730
Aditya Birla Lifestyle Brands Ltd.(a)	4,254,500	6,510,763
Aditya Birla Real Estate Ltd.	591,891	11,754,999
Advent Hotels International Pvt Ltd., NVS(a)	181,979	645,010
Aegis Logistics Ltd.	1,533,932	11,699,089
Afcons Infrastructure Ltd.	1,678,292	7,954,317
Affle 3i Ltd.(a)	783,531	16,948,123
AGI Greenpac Ltd.	219,057	2,218,654
AIA Engineering Ltd.	451,844	15,648,398
Ajanta Pharma Ltd.	481,586	13,532,438
Alembic Pharmaceuticals Ltd.	657,025	6,979,912
Alkem Laboratories Ltd.	414,632	24,919,832
Alkyl Amines Chemicals	212,661	4,834,580
Alok Industries Ltd.(a)	14,664,654	2,901,257
Amara Raja Energy & Mobility Ltd.	1,102,899	12,400,450
Amber Enterprises India Ltd.(a)	212,740	17,521,500
Ambuja Cements Ltd.	6,008,035	38,397,122
Anand Rathi Wealth Ltd.	411,716	13,040,982
Anant Raj Ltd.	1,460,969	8,562,596
Angel One Ltd.	435,845	10,925,058
Apar Industries Ltd.	177,979	15,612,538
APL Apollo Tubes Ltd.	1,806,823	32,886,017
Apollo Hospitals Enterprise Ltd.	992,653	85,721,810
Apollo Tyres Ltd.	2,952,959	15,467,809
Aptus Value Housing Finance India Ltd.	2,943,246	10,605,449
Archean Chemical Industries Ltd.	575,852	4,286,776
Arvind Ltd.	1,393,625	4,443,318
Ashok Leyland Ltd.	28,512,869	41,024,550
Ashoka Buildcon Ltd.(a)	1,777,538	3,484,799
Asian Paints Ltd.	3,220,055	91,982,498
Aster DM Healthcare Ltd.(b)	2,234,385	15,230,372
Astra Microwave Products Ltd.	560,487	6,504,199
Astral Ltd.	1,214,188	18,735,768
AstraZeneca Pharma India Ltd.	87,609	8,414,206
Atul Ltd.	136,817	9,738,119
AU Small Finance Bank Ltd.(b)	3,569,776	29,066,682
Aurobindo Pharma Ltd.	2,472,996	28,813,676
Authum Investment & Infrastucture Ltd.	346,584	12,719,208
Avanti Feeds Ltd.	785,315	5,725,921
Avenue Supermarts Ltd.(a)(b)	1,568,836	84,626,499
AWL Agri Business Ltd.(a)	3,481,212	9,928,228
Axis Bank Ltd.	21,698,538	257,267,324
Azad Engineering Ltd.(a)	320,405	5,560,938
Bajaj Auto Ltd.	656,245	64,224,711
Bajaj Electricals Ltd.	581,378	3,757,027
Bajaj Finance Ltd.	26,722,273	266,199,518
Bajaj Finserv Ltd.	3,714,168	80,623,347
Bajaj Holdings & Investment Ltd.	289,077	41,847,638
Balaji Amines Ltd.	135,333	2,237,870
Balkrishna Industries Ltd.	768,461	19,973,131
Balrampur Chini Mills Ltd.	1,836,473	11,170,590
Bandhan Bank Ltd.(b)	7,424,954	13,624,463
Bank of Baroda	10,023,506	26,479,176
BASF India Ltd.	143,590	7,495,793
Bata India Ltd.	635,456	7,910,720
Bayer CropScience Ltd.	170,475	10,116,007
BEML Ltd., (Acquired 02/10/22, Cost: $6,914,550)(e)	223,197	9,713,566
Bharat Electronics Ltd.	35,189,153	147,453,114
Bharat Forge Ltd.	2,545,649	31,956,285
Bharat Heavy Electricals Ltd.	10,276,347	24,245,920

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Bharat Petroleum Corp. Ltd.	14,385,138	$50,293,447
Bharti Airtel Ltd.	24,507,174	525,303,283
Biocon Ltd.	5,086,957	20,095,783
Birla Corp. Ltd.	363,913	5,166,213
Birlasoft Ltd.	1,787,896	7,457,108
BLS International Services Ltd.	1,828,996	7,611,833
Blue Dart Express Ltd.	82,027	5,215,537
Blue Star Ltd.	1,303,581	27,838,747
Borosil Renewables Ltd.(a)	790,888	4,946,440
Bosch Ltd.	75,663	34,304,562
Brigade Enterprises Ltd.	1,366,890	14,313,097
Britannia Industries Ltd.	1,056,393	69,737,170
Brookfield India Real Estate Trust(b)	3,173,645	11,498,227
BSE Ltd.	1,743,584	41,474,061
Can Fin Homes Ltd.	1,131,535	9,217,241
Canara Bank	17,119,305	20,160,739
Carborundum Universal Ltd.	1,092,757	11,308,319
Cartrade Tech Ltd.(a)	539,505	14,675,573
Castrol India Ltd.	3,818,266	8,541,634
CCL Products India Ltd.	770,344	7,622,086
Ceat Ltd.	310,817	11,044,330
Central Depository Services India Ltd.	1,050,548	16,975,806
Century Plyboards India Ltd.	627,059	5,308,235
CESC Ltd.	7,755,119	13,386,949
CG Power & Industrial Solutions Ltd.	6,510,945	51,318,647
Chalet Hotels Ltd.(a)	868,022	9,939,145
Chambal Fertilisers and Chemicals Ltd.	2,076,125	12,715,071
Chennai Petroleum Corp. Ltd.	587,837	4,303,149
Cholamandalam Financial Holdings Ltd.	1,036,252	20,275,474
Cholamandalam Investment and Finance Co. Ltd.	4,070,369	65,655,795
CIE Automotive India Ltd.	1,574,368	6,872,210
Cipla Ltd.	5,338,140	96,221,190
City Union Bank Ltd.	5,207,417	11,578,410
Clean Science & Technology Ltd.	336,804	4,488,017
CMS Info Systems Ltd.	1,465,255	6,817,034
Coal India Ltd.	17,262,181	73,360,462
Coforge Ltd.	3,105,468	60,674,434
Cohance Lifesciences Ltd.(a)	1,306,288	13,026,206
Colgate-Palmolive India Ltd.	1,284,017	33,965,336
Computer Age Management Services Ltd.	473,661	19,916,450
Concord Biotech Ltd.(a)	222,906	4,256,781
Container Corp. of India Ltd.	2,937,692	17,564,964
Coromandel International Ltd.	1,156,939	30,285,784
Craftsman Automation Ltd.	119,032	9,326,449
CreditAccess Grameen Ltd.	585,215	9,286,249
CRISIL Ltd.	197,721	11,177,519
Crompton Greaves Consumer Electricals Ltd.	6,001,861	22,465,563
Cummins India Ltd.	1,367,186	59,283,061
Cyient Ltd.	877,664	11,630,557
Dabur India Ltd.	5,205,244	30,760,611
Data Patterns India Ltd.(a)	267,883	7,304,327
Deepak Fertilisers & Petrochemicals Corp. Ltd.	788,326	12,406,406
Deepak Nitrite Ltd.	628,891	12,771,449
Delhivery Ltd.(a)	5,065,734	26,899,652
Devyani International Ltd.(a)	5,099,298	10,082,856
Divi's Laboratories Ltd.	1,146,566	79,686,540
Dixon Technologies India Ltd.	353,097	66,891,385
DLF Ltd.	7,217,214	60,508,560
Dodla Dairy Ltd.	233,694	3,613,813
Dr Lal PathLabs Ltd.(b)	372,835	13,986,944
Dr Reddy's Laboratories Ltd.	5,494,528	78,578,556
Security	Shares	Value
India (continued)
eClerx Services Ltd.	229,008	$10,963,258
Edelweiss Financial Services Ltd.	6,285,903	7,636,246
Eicher Motors Ltd.	1,320,179	91,359,804
EID Parry India Ltd.(a)	1,120,071	14,303,919
EIH Ltd.	2,503,254	11,337,258
Elecon Engineering Co. Ltd.	842,429	5,279,490
Electrosteel Castings Ltd.	3,245,345	3,589,157
Elgi Equipments Ltd.	1,959,264	10,485,585
Emami Ltd.	2,029,174	13,210,920
Embassy Developments Ltd.(a)	5,802,778	6,162,959
Embassy Office Parks REIT	8,275,171	36,412,461
Endurance Technologies Ltd.(b)	424,092	13,798,566
Engineers India Ltd.	3,442,036	7,743,542
Equitas Small Finance Bank Ltd.(a)(b)	5,929,063	3,380,545
Eris Lifesciences Ltd.(b)	515,356	10,520,810
Eternal Ltd.(a)	24,143,145	86,022,428
Exide Industries Ltd.	4,337,336	19,503,026
Federal Bank Ltd.	18,094,969	39,355,981
Fine Organic Industries Ltd.	112,139	5,973,018
Finolex Cables Ltd.	836,283	7,783,359
Finolex Industries Ltd.	3,342,592	8,042,015
Firstsource Solutions Ltd.	4,090,909	16,281,622
Five-Star Business Finance Ltd.	1,871,966	11,574,218
Force Motors Ltd.	55,676	12,299,896
Fortis Healthcare Ltd.	5,076,165	52,456,604
FSN E-Commerce Ventures Ltd.(a)	11,747,144	30,649,060
Gabriel India Ltd.	685,506	8,964,264
GAIL India Ltd.	21,736,420	42,684,950
Garden Reach Shipbuilders & Engineers Ltd.	298,400	7,953,483
GE Vernova T&D India Ltd.	1,220,979	38,463,202
Genus Power Infrastructures Ltd.	999,247	3,715,480
GHCL Ltd.	964,722	6,050,214
Gillette India Ltd.	73,008	8,357,596
Gland Pharma Ltd.(b)	401,663	8,518,176
GlaxoSmithKline Pharmaceuticals Ltd.	418,290	13,207,824
Glenmark Pharmaceuticals Ltd.	1,418,450	30,929,115
Global Health Ltd.	840,254	13,086,119
GMM Pfaudler Ltd.	433,612	5,792,186
GMR Airports Infrastructure Ltd.(a)	26,341,756	25,737,260
Go Digit General Insurance Ltd.(a)	2,638,148	10,698,789
Godawari Power and Ispat Ltd.	2,330,168	6,148,845
Godfrey Phillips India Ltd.	131,731	16,423,478
Godrej Consumer Products Ltd.	3,964,878	55,881,965
Godrej Properties Ltd.(a)	1,502,505	33,189,966
Gokaldas Exports Ltd.(a)	614,179	4,697,513
Granules India Ltd.	1,732,090	9,671,977
Graphite India Ltd.	1,133,076	6,566,234
Grasim Industries Ltd.	2,641,364	83,124,063
Great Eastern Shipping Co. Ltd. (The)	1,167,344	12,272,939
Grindwell Norton Ltd.	472,641	8,380,658
Gujarat Fluorochemicals Ltd.	305,610	11,832,029
Gujarat Gas Ltd.	1,839,474	8,755,875
Gujarat Mineral Development Corp. Ltd.	878,318	4,027,581
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,152,350	6,828,775
Gujarat Pipavav Port Ltd.	4,615,767	7,805,197
Gujarat State Fertilizers & Chemicals Ltd.	2,733,581	6,123,612
Gujarat State Petronet Ltd.	2,814,006	9,249,613
Happiest Minds Technologies Ltd.	1,123,768	7,200,252
Havells India Ltd.	2,143,403	37,118,161
HBL Engineering Ltd.	1,181,652	10,833,145
HCL Technologies Ltd.	9,007,547	148,521,851
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
HDFC Asset Management Co. Ltd.(b)	902,201	$55,894,104
HDFC Bank Ltd.	108,203,382	1,167,885,096
HDFC Life Insurance Co. Ltd.(b)	9,153,104	80,177,706
HEG Ltd.	735,550	3,852,725
Hero MotoCorp Ltd.	1,148,440	66,225,411
Hexaware Technologies Ltd.	1,199,002	10,300,142
HFCL Ltd.	8,559,392	6,817,373
Himadri Speciality Chemical Ltd.	1,948,588	9,852,707
Hindalco Industries Ltd.	12,665,738	101,216,554
Hindustan Aeronautics Ltd.	1,935,845	95,184,953
Hindustan Construction Co. Ltd.(a)	14,608,698	4,196,274
Hindustan Copper Ltd.	2,868,648	7,485,965
Hindustan Petroleum Corp. Ltd.	9,330,704	39,789,930
Hindustan Unilever Ltd.	7,837,570	236,347,131
Hitachi Energy India Ltd.	126,605	27,475,305
Home First Finance Co. India Ltd.(b)	779,622	10,777,818
Honasa Consumer Ltd.(a)	1,104,614	3,668,887
Hyundai Motor India Ltd.	1,590,298	44,417,570
ICICI Bank Ltd.	50,215,267	795,654,107
ICICI Lombard General Insurance Co. Ltd.(b)	2,369,690	49,476,575
ICICI Prudential Life Insurance Co. Ltd.(b)	3,594,820	24,448,970
IDFC First Bank Ltd.	35,253,296	27,174,016
IFCI Ltd.(a)	7,065,260	4,096,334
IIFL Finance Ltd.(a)	2,236,671	10,840,514
India Cements Ltd. (The)(a)	430,398	1,864,182
IndiaMART Intermesh Ltd.(b)	362,438	10,677,404
Indian Energy Exchange Ltd.(b)	5,500,195	8,722,550
Indian Hotels Co. Ltd., Class A	8,550,576	73,582,235
Indian Oil Corp. Ltd.	26,607,043	41,230,270
Indian Railway Catering & Tourism Corp. Ltd.	2,599,603	20,407,972
Indraprastha Gas Ltd.	5,484,223	12,864,113
Indus Towers Ltd.(a)	12,523,183	48,113,466
IndusInd Bank Ltd.(a)	5,405,275	45,300,325
Infibeam Avenues Ltd.	15,130,951	2,683,499
Info Edge India Ltd.	3,734,407	57,507,163
Infosys Ltd.	31,485,635	528,107,959
Inox India Ltd.	229,630	2,916,222
Inox Wind Ltd.(a)	7,142,059	11,198,752
Intellect Design Arena Ltd.	973,764	10,793,244
InterGlobe Aviation Ltd.(b)	1,825,797	117,054,333
Ipca Laboratories Ltd.	1,358,408	21,322,697
IRB Infrastructure Developers Ltd.	19,968,520	9,717,692
IRCON International Ltd.(b)	3,670,008	6,681,754
ITC Hotels Ltd.(a)	6,721,485	18,187,322
ITC Ltd.	28,745,067	133,614,349
Jai Balaji Industries Ltd.(a)	1,487,231	1,745,785
Jaiprakash Power Ventures Ltd.(a)	34,386,695	7,170,786
Jammu & Kashmir Bank Ltd. (The)	4,951,632	5,556,342
JB Chemicals & Pharmaceuticals Ltd.	659,037	12,884,440
JBM Auto Ltd.	607,858	4,102,189
Jindal Saw Ltd.	2,333,046	5,224,656
Jindal Stainless Ltd.	3,161,407	27,370,059
Jindal Steel Ltd.	3,560,412	38,194,586
Jio Financial Services Ltd.	27,638,112	97,776,924
JK Cement Ltd.	358,577	28,269,660
JK Lakshmi Cement Ltd.	485,046	5,070,388
JK Paper Ltd.	1,253,799	5,329,456
JK Tyre & Industries Ltd.	1,251,950	4,555,920
JM Financial Ltd.	5,598,368	11,259,381
JSW Energy Ltd.	4,283,061	23,731,952
JSW Steel Ltd.	5,952,773	69,392,294
Jubilant Foodworks Ltd.	3,706,688	26,387,575
Security	Shares	Value
India (continued)
Jubilant Ingrevia Ltd.	1,008,335	$8,277,069
Jubilant Pharmova Ltd.	802,663	9,314,698
Jupiter Wagons Ltd.	1,597,500	5,758,303
Just Dial Ltd.(a)	411,889	3,776,174
Jyothy Labs Ltd.	2,072,114	7,999,837
Kajaria Ceramics Ltd.	902,339	12,398,509
Kalpataru Projects International Ltd.	1,123,213	15,936,309
Kalyan Jewellers India Ltd.	4,153,473	23,767,601
Kansai Nerolac Paints Ltd.	2,470,109	6,723,427
Karnataka Bank Ltd. (The)	1,840,977	3,582,191
Karur Vysya Bank Ltd. (The)	6,723,756	16,319,783
Kaveri Seed Co. Ltd.	400,693	5,298,366
Kaynes Technology India Ltd.(a)	289,711	20,074,560
KEC International Ltd.	1,477,689	13,529,489
KEI Industries Ltd.	606,463	26,238,390
Kfin Technologies Ltd.	995,777	11,549,663
Kirloskar Brothers Ltd.	250,758	5,518,490
Kirloskar Oil Engines Ltd.	777,106	7,937,875
Kirloskar Pneumatic Co. Ltd.	326,041	4,510,200
Kotak Mahindra Bank Ltd.	10,389,942	231,085,358
KPI Green Energy Ltd.(b)	1,049,181	5,726,063
KPIT Technologies Ltd.	1,669,871	22,534,842
KPR Mill Ltd.	1,149,620	12,877,457
Krishna Institute of Medical Sciences Ltd.(a)(b)	2,245,200	18,422,605
KSB Ltd.	268,796	2,521,172
L&T Finance Ltd.	7,673,415	18,901,750
Larsen & Toubro Ltd.	6,400,986	261,346,329
Laurus Labs Ltd.(b)	3,517,755	34,177,543
Lemon Tree Hotels Ltd.(a)(b)	6,689,956	12,584,624
LIC Housing Finance Ltd.	2,921,885	18,404,874
Lloyds Engineering Works Ltd.	6,662,088	4,761,219
LMW Ltd.	63,699	10,186,808
Lodha Developers Ltd.(b)	2,892,544	39,156,722
LT Foods Ltd.	1,873,180	8,959,397
LTIMindtree Ltd.(b)	743,348	43,244,652
Lupin Ltd.	2,192,027	47,144,094
Mahanagar Gas Ltd.	609,739	8,653,424
Maharashtra Seamless Ltd.	370,171	2,694,000
Mahindra & Mahindra Financial Services Ltd.	5,493,058	15,821,771
Mahindra & Mahindra Ltd.	8,900,842	322,956,030
Mahindra Lifespace Developers Ltd.	994,487	3,948,608
Man Infraconstruction Ltd.	928,181	1,659,051
Manappuram Finance Ltd.	5,459,444	16,180,286
Mankind Pharma Ltd.	1,204,153	33,773,630
Marico Ltd.	5,114,708	42,075,528
Marksans Pharma Ltd.	1,995,624	3,817,291
Maruti Suzuki India Ltd.	1,199,401	201,292,384
Mastek Ltd.	246,958	6,792,373
Max Financial Services Ltd.(a)	2,715,742	49,327,008
Max Healthcare Institute Ltd.	7,551,530	98,803,218
Medplus Health Services Ltd.(a)	668,829	6,385,063
Metropolis Healthcare Ltd.(a)(b)	363,483	9,026,069
Mindspace Business Parks REIT(b)	2,124,049	10,187,284
MOIL Ltd.	718,994	2,696,589
Motherson Sumi Wiring India Ltd.	35,200,285	16,614,586
Motilal Oswal Financial Services Ltd.	1,519,684	14,783,406
Mphasis Ltd.	1,010,758	31,890,387
MRF Ltd.	23,603	37,719,383
Mrs Bectors Food Specialities Ltd.	300,229	4,693,267
MTAR Technologies Ltd.(a)	313,441	4,963,120
Multi Commodity Exchange of India Ltd.	238,313	19,990,283
Muthoot Finance Ltd.	1,256,376	37,622,652

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Narayana Hrudayalaya Ltd.	876,059	$17,413,833
Natco Pharma Ltd.	921,322	9,008,107
National Aluminium Co. Ltd.	8,155,527	17,244,693
Nava Ltd.	1,282,739	9,999,254
Navin Fluorine International Ltd.	321,318	17,071,020
Nazara Technologies Ltd.(a)	549,841	7,240,725
NBCC India Ltd.	9,689,733	10,802,332
NCC Ltd./India	4,969,868	11,535,013
Nestle India Ltd.	6,421,693	84,229,320
Netweb Technologies India Ltd.	222,618	5,569,202
Network18 Media & Investments Ltd.(a)	5,168,256	3,096,994
Neuland Laboratories Ltd.	79,980	12,201,281
Newgen Software Technologies Ltd.	705,582	7,063,001
Nexus Select Trust	7,577,695	12,733,543
NHPC Ltd.	29,789,727	26,104,212
NIIT Learning Systems Ltd.	900,275	3,349,666
Nippon Life India Asset Management Ltd.(b)	1,755,531	15,625,871
NLC India Ltd.	3,104,983	7,922,538
NMDC Ltd.	29,615,228	23,134,305
NMDC Steel Ltd.(a)	8,198,289	3,520,049
NTPC Ltd.	41,306,266	153,488,887
Nuvama Wealth Management Ltd.	162,236	11,743,882
Nuvoco Vistas Corp. Ltd.(a)	1,296,812	6,705,781
Oberoi Realty Ltd.	1,287,347	23,526,182
Oil & Natural Gas Corp. Ltd.	29,403,014	77,928,419
Oil India Ltd.	4,807,194	21,284,146
Ola Electric Mobility Ltd.(a)	13,065,373	8,003,025
Olectra Greentech Ltd.	527,189	9,225,544
One 97 Communications Ltd., NVS(a)	3,054,435	41,828,043
Onesource Specialty Pharma Ltd.(a)	466,899	10,013,996
Oracle Financial Services Software Ltd.	218,730	20,573,413
Orient Cement Ltd.	1,259,572	3,099,882
Orient Electric Ltd.	1,460,958	3,560,738
Page Industries Ltd.	60,429	30,396,598
Paradeep Phosphates Ltd.(b)	4,027,910	9,927,704
PB Fintech Ltd.(a)	3,397,299	68,225,260
PCBL Ltd.	1,771,345	7,463,176
Persistent Systems Ltd.	1,058,614	63,609,769
Petronet LNG Ltd.	7,235,232	22,104,858
PG Electroplast Ltd.	1,602,548	9,704,108
Phoenix Mills Ltd. (The)	1,962,999	33,510,126
PI Industries Ltd.	764,876	32,065,101
Pidilite Industries Ltd.	1,498,746	51,832,250
Piramal Enterprises Ltd.	1,072,339	13,626,686
Piramal Pharma Ltd.	6,077,776	12,639,010
PNB Housing Finance Ltd.(b)	1,721,161	14,709,702
Poly Medicure Ltd.	367,451	8,693,215
Polycab India Ltd.	513,532	41,329,250
Poonawalla Fincorp Ltd.(a)	2,596,033	12,710,229
Power Finance Corp. Ltd.	14,170,154	61,023,303
Power Grid Corp. of India Ltd.	43,756,594	136,739,871
Praj Industries Ltd.	1,636,700	7,267,966
Prestige Estates Projects Ltd.	1,733,539	30,724,064
Procter & Gamble Health Ltd.	77,769	5,615,176
PTC India Ltd.	2,225,332	4,419,842
Punjab National Bank	21,664,151	24,795,166
PVR Inox Ltd.(a)	770,417	9,783,633
Quess Corp. Ltd.(b)	969,626	2,946,032
Radico Khaitan Ltd.	832,402	26,937,423
Rail Vikas Nigam Ltd.	5,019,704	17,223,183
Railtel Corp. of India Ltd.	1,402,332	5,218,731
Rain Industries Ltd.	2,817,721	4,342,968
Security	Shares	Value
India (continued)
Rainbow Children's Medicare Ltd.	508,094	$8,651,781
Rajesh Exports Ltd.(a)	796,722	1,582,700
Rallis India Ltd.	1,524,482	6,017,919
Ramco Cements Ltd. (The)	1,196,213	14,204,875
Ramkrishna Forgings Ltd.	913,205	5,870,094
Ratnamani Metals & Tubes Ltd.	245,498	6,652,015
RattanIndia Enterprises Ltd.(a)	4,583,001	3,189,090
RattanIndia Power Ltd.(a)	26,428,594	3,686,513
Raymond Lifestyle Ltd.(a)	370,036	4,647,987
Raymond Ltd.(a)	459,067	3,124,615
Raymond Realty Ltd.(a)	445,188	3,061,252
RBL Bank Ltd.(b)	4,810,949	14,254,036
REC Ltd.	12,402,415	49,268,950
Redington Ltd.	6,090,901	16,640,686
Relaxo Footwears Ltd.	803,731	4,359,318
Reliance Industries Ltd.	57,776,523	889,794,507
Reliance Power Ltd.(a)	26,598,976	13,269,934
Religare Enterprises Ltd.(a)	1,388,900	3,740,032
Rhi Magnesita India Ltd.	578,401	3,108,776
RITES Ltd.	1,306,137	3,615,587
RR Kabel Ltd.	321,742	4,263,900
Safari Industries India Ltd.	220,225	5,354,184
Sagility Ltd.(a)	15,226,813	7,574,143
SAI Life Sciences Ltd.(a)(b)	1,019,925	9,533,342
Sammaan Capital Ltd.	5,728,046	8,048,840
Samvardhana Motherson International Ltd.	46,577,291	48,948,040
Sanofi India Ltd.	108,881	6,348,434
Sansera Engineering Ltd.(b)	460,927	6,639,305
Sapphire Foods India Ltd.(a)	2,016,876	7,485,769
Sarda Energy & Minerals Ltd.	1,083,480	7,349,179
Saregama India Ltd.	864,698	4,725,966
SBI Cards & Payment Services Ltd.	2,726,771	24,834,304
SBI Life Insurance Co. Ltd.(b)	4,373,885	89,523,849
Sheela Foam Ltd.(a)	405,610	3,185,452
Shipping Corp. of India Ltd.	2,000,624	4,795,177
Shree Cement Ltd.	89,258	29,626,479
Shree Renuka Sugars Ltd.(a)	9,246,366	2,973,533
Shriram Finance Ltd.	13,545,532	89,212,347
Siemens Ltd.	869,731	30,215,222
SJVN Ltd.	8,576,826	9,114,433
SKF India Ltd.	232,824	11,723,597
Sobha Ltd.	514,026	8,347,992
Solar Industries India Ltd.	263,808	41,235,532
Sona Blw Precision Forgings Ltd.(b)	4,398,932	22,112,047
Sonata Software Ltd.	1,836,532	7,311,174
South Indian Bank Ltd. (The)	16,386,892	5,442,997
SRF Ltd.	1,297,696	41,739,913
Star Health & Allied Insurance Co. Ltd.(a)	2,517,836	12,761,657
State Bank of India	16,731,136	152,295,488
Sterling and Wilson Renewable(a)	1,468,295	4,331,905
Sterlite Technologies Ltd.(a)	2,753,618	3,579,768
STL Networks Ltd., NVS	2,620,466	768,112
Strides Pharma Science Ltd.	884,264	8,658,889
Sumitomo Chemical India Ltd.	1,325,195	8,505,681
Sun Pharmaceutical Industries Ltd.	9,070,873	164,100,186
Sun TV Network Ltd.	1,192,259	7,348,006
Sundaram Finance Ltd.	606,515	30,933,713
Sundram Fasteners Ltd.	928,645	10,735,518
Sunteck Realty Ltd.	725,588	3,130,550
Supreme Industries Ltd.	611,196	30,984,562
Surya Roshni Ltd.	971,746	3,129,274
Suzlon Energy Ltd.(a)	92,249,066	59,145,461
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Swan Energy Ltd.	1,198,726	$6,045,177
Swiggy Ltd.(a)	8,263,561	38,422,407
Symphony Ltd.	227,100	2,402,321
Syngene International Ltd.(b)	1,720,651	12,217,112
Syrma SGS Technology Ltd.	864,514	7,373,131
Tanla Platforms Ltd.	784,226	5,492,869
Tata Chemicals Ltd.	1,364,991	14,262,760
Tata Communications Ltd.	1,120,984	19,684,666
Tata Consultancy Services Ltd.	8,511,113	297,646,336
Tata Consumer Products Ltd.	5,740,899	69,363,090
Tata Elxsi Ltd.	342,554	20,328,436
Tata Investment Corp. Ltd.	125,761	9,706,861
Tata Motors Ltd.	18,974,306	143,976,227
Tata Power Co. Ltd. (The)	15,530,774	65,940,394
Tata Steel Ltd.	70,786,450	124,104,014
Tata Technologies Ltd.	1,569,273	11,696,181
Tata Teleservices Maharashtra Ltd.(a)	6,277,068	3,993,269
Tech Mahindra Ltd.	5,166,484	86,707,528
Techno Electric & Engineering Co. Ltd.	571,576	9,807,927
Tejas Networks Ltd.(b)	786,360	5,205,339
Texmaco Rail & Engineering Ltd.	2,432,656	3,776,670
Thermax Ltd.	382,819	13,930,498
Tilaknagar Industries Ltd.	1,244,448	6,687,464
Timken India Ltd.	327,313	10,714,350
Titagarh Rail System Ltd.	882,583	8,259,115
Titan Co. Ltd.	3,412,882	140,489,630
Torrent Pharmaceuticals Ltd.	1,134,683	45,780,240
Torrent Power Ltd.	1,690,049	23,530,247
Transformers & Rectifiers India Ltd.	1,136,811	6,326,321
Trent Ltd.	1,754,446	105,450,329
Trident Ltd.	17,003,427	5,282,044
Triveni Turbine Ltd.	1,492,360	8,790,726
TTK Prestige Ltd.	687,705	5,123,155
Tube Investments of India Ltd.	1,068,330	35,867,522
TVS Holdings Ltd.	41,847	5,626,959
TVS Motor Co. Ltd.	2,330,788	86,617,459
Ujjivan Small Finance Bank Ltd.(b)	10,175,809	4,924,458
UltraTech Cement Ltd.	1,125,239	161,292,359
Union Bank of India Ltd.	14,506,576	20,540,059
United Spirits Ltd.	3,050,314	45,367,013
UNO Minda Ltd.	1,929,810	27,947,406
UPL Ltd.	4,355,012	35,360,472
Usha Martin Ltd.	1,466,686	6,354,302
UTI Asset Management Co. Ltd.	595,593	8,709,176
VA Tech Wabag Ltd.	541,219	8,948,687
Valor Estate Ltd.(a)	1,819,793	3,493,032
Vardhman Textiles Ltd.	1,456,891	7,019,244
Varun Beverages Ltd.	13,192,998	72,919,744
Vedant Fashions Ltd.	516,901	4,347,634
Vedanta Ltd.	13,170,398	62,871,927
Vesuvius India Ltd.	694,684	3,964,078
V-Guard Industries Ltd.	2,385,278	9,830,007
Vinati Organics Ltd.	369,868	7,174,793
VIP Industries Ltd.(a)	886,705	4,217,731
Vishal Mega Mart Ltd.(a)	19,860,510	33,630,222
V-Mart Retail Ltd.(a)	539,180	4,538,435
Vodafone Idea Ltd.(a)	262,348,012	19,342,842
Voltamp Transformers Ltd.	62,952	5,578,228
Voltas Ltd.	2,240,067	34,900,696
WAAREE Energies Ltd.(a)	816,010	31,535,167
Waaree Renewable Technologies Ltd.	305,233	3,548,326
Welspun Corp. Ltd.	1,453,041	13,911,372
Security	Shares	Value
India (continued)
Welspun Living Ltd.	3,634,613	$4,511,871
Westlife Foodworld Ltd.	768,415	6,256,253
Whirlpool of India Ltd.	626,391	9,251,838
Wipro Ltd.	25,026,089	70,761,534
Wockhardt Ltd.(a)	735,004	11,912,102
Wonderla Holidays Ltd.	68,444	475,612
Yes Bank Ltd.(a)	133,151,288	28,853,793
Zee Entertainment Enterprises Ltd.	7,215,401	9,486,049
Zen Technologies Ltd.	481,060	7,972,511
Zensar Technologies Ltd.	1,371,696	11,940,135
ZF Commercial Vehicle Control Systems India Ltd.	69,341	11,067,701
Zydus Lifesciences Ltd.	2,328,543	25,934,562
		17,617,204,864
Indonesia — 1.3%
Adaro Andalan Indonesia PT(a)	18,431,800	7,712,518
AKR Corporindo Tbk PT	121,355,400	8,790,683
Alamtri Resources Indonesia Tbk PT	107,759,100	11,474,633
Amman Mineral Internasional PT(a)	137,814,428	65,683,566
Aneka Tambang Tbk	87,335,343	16,188,205
Aspirasi Hidup Indonesia Tbk PT	79,762,600	2,207,593
Astra Agro Lestari Tbk PT	6,852,700	3,033,639
Astra International Tbk PT	194,052,400	64,738,570
Bank Aladin Syariah Tbk PT(a)	56,975,200	2,815,936
Bank Central Asia Tbk PT	534,200,300	261,709,862
Bank Jago Tbk PT(a)	40,923,100	5,632,956
Bank Mandiri Persero Tbk PT	358,518,200	102,752,291
Bank Negara Indonesia Persero Tbk PT	142,690,900	37,882,461
Bank Rakyat Indonesia Persero Tbk PT	652,963,495	160,290,989
Bank Tabungan Negara Persero Tbk PT	58,726,876	4,624,017
Barito Pacific Tbk PT(a)	238,863,488	31,703,860
BFI Finance Indonesia Tbk PT	87,453,900	4,030,622
Bukalapak.com PT Tbk(a)	657,807,700	6,939,686
Bukit Asam Tbk PT	57,899,700	8,424,295
Bumi Resources Minerals Tbk PT(a)	595,395,700	17,057,539
Bumi Resources Tbk PT(a)	1,312,095,500	8,675,884
Bumi Serpong Damai Tbk PT(a)	103,637,300	6,816,493
Chandra Asri Pacific Tbk PT	82,105,933	40,996,446
Charoen Pokphand Indonesia Tbk PT	75,621,300	19,575,987
Ciputra Development Tbk PT	110,316,727	6,794,543
Dian Swastatika Sentosa Tbk PT(a)	8,933,000	53,738,848
ESSA Industries Indonesia Tbk PT	86,085,200	2,947,212
GoTo Gojek Tokopedia Tbk PT(a)	8,648,772,500	30,382,826
Hanson International Tbk PT, NVS(d)	783,666,700	—
Indah Kiat Pulp & Paper Tbk PT	27,629,300	12,811,038
Indo Tambangraya Megah Tbk PT	4,610,900	6,183,002
Indocement Tunggal Prakarsa Tbk PT	16,043,800	6,812,059
Indofood CBP Sukses Makmur Tbk PT	23,067,400	12,558,781
Indofood Sukses Makmur Tbk PT	42,537,300	19,224,743
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	53,531,000	1,688,061
Inti Agri Resources Tbk PT(a)(d)	291,349,000	—
Japfa Comfeed Indonesia Tbk PT	61,886,200	6,150,406
Jasa Marga Persero Tbk PT	25,543,180	5,204,680
Kalbe Farma Tbk PT	198,383,700	14,641,319
Medco Energi Internasional Tbk PT	81,398,480	5,744,414
Medikaloka Hermina Tbk PT	78,559,300	7,897,752
Merdeka Copper Gold Tbk PT(a)	102,518,988	15,454,429
Mitra Adiperkasa Tbk PT	107,277,100	7,831,407
Mitra Keluarga Karyasehat Tbk PT	22,205,879	2,962,579
MNC Tourism Indonesia Tbk PT(a)	762,537,000	8,554,842
Pabrik Kertas Tjiwi Kimia Tbk PT	16,640,300	7,254,640

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Indonesia (continued)
Pakuwon Jati Tbk PT	223,734,800	$5,049,149
Perusahaan Gas Negara Tbk PT	118,134,300	12,250,140
Petrindo Jaya Kreasi Tbk PT	187,564,500	17,719,265
Pool Advista Indonesia Tbk PT(a)(d)	12,679,400	—
Sarana Menara Nusantara Tbk PT	228,863,600	8,535,544
Semen Indonesia Persero Tbk PT	33,510,309	5,379,530
Sugih Energy Tbk PT(a)(d)	27,492,211	—
Sumber Alfaria Trijaya Tbk PT	178,787,700	23,852,435
Telkom Indonesia Persero Tbk PT	473,726,700	90,616,068
Trada Alam Minera Tbk PT(a)(d)	280,960,700	—
Transcoal Pacific Tbk PT	12,114,000	4,224,106
United Tractors Tbk PT	15,557,600	23,011,502
Waskita Karya Persero Tbk PT(a)(d)	135,029,644	827,046
XLSMART Telecom Sejahtera Tbk. PT	47,002,700	7,838,534
		1,333,899,631
Kuwait — 0.8%
Agility Public Warehousing Co. KSC	16,411,761	7,360,980
Al Ahli Bank of Kuwait KSCP	13,053,401	12,391,735
Arabi Group Holding KSC(a)(d)	2,201,842	2,775,280
Arzan Financial Group for Financing & Investment KPSC	6,307,227	7,034,566
Boubyan Bank KSCP	14,999,590	33,932,613
Boubyan Petrochemicals Co. KSCP	4,883,887	10,239,214
Boursa Kuwait Securities Co. KPSC	799,847	8,903,191
Burgan Bank SAK	10,609,420	8,437,103
Commercial Real Estate Co. KSC	10,856,019	6,894,967
Gulf Bank KSCP	18,882,482	21,072,467
Gulf Cable & Electrical Industries Co. KSCP	1,153,013	7,704,369
Humansoft Holding Co. KSC	997,562	8,128,767
Jazeera Airways Co. KSCP	1,145,163	5,215,000
Kuwait Finance House KSCP	104,155,439	262,780,984
Kuwait International Bank KSCP	12,923,406	11,113,452
Kuwait Projects Co. Holding KSCP(a)	23,203,488	6,594,060
Kuwait Real Estate Co. KSC(a)	9,540,050	11,386,000
Mabanee Co. KPSC	7,758,427	24,360,521
Mobile Telecommunications Co. KSCP	18,277,580	30,611,670
National Bank of Kuwait SAKP	78,398,619	262,008,467
National Industries Group Holding SAK	23,055,746	19,223,110
National Investments Co. KSCP	4,971,345	4,004,484
National Real Estate Co. KPSC(a)	12,418,064	3,354,036
Salhia Real Estate Co. KSCP	5,925,123	7,681,613
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	7,206,046	3,892,610
Warba Bank KSCP(a)	29,624,250	27,190,397
		814,291,656
Malaysia — 1.4%
AFFIN Bank Bhd(a)(c)	4,504,795	2,390,545
Alliance Bank Malaysia Bhd	10,070,300	10,741,351
AMMB Holdings Bhd	23,527,400	30,029,393
Axiata Group Bhd(c)	27,317,100	15,647,933
Bursa Malaysia Bhd(c)	6,663,200	12,285,521
Carlsberg Brewery Malaysia Bhd	2,065,100	7,898,702
CELCOMDIGI Bhd	35,372,000	30,809,221
Chin Hin Group Bhd(a)(c)	12,189,900	6,318,552
CIMB Group Holdings Bhd	76,195,500	133,855,042
CTOS Digital Bhd(c)	16,088,600	3,310,569
Dialog Group Bhd(c)	34,607,396	15,308,772
Fraser & Neave Holdings Bhd(c)	1,672,300	10,671,055
Frontken Corp. Bhd(c)	14,308,900	14,481,643
Gamuda Bhd	45,419,200	59,703,168
Gas Malaysia Bhd	1,194,700	1,243,613
Security	Shares	Value
Malaysia (continued)
Genting Bhd	21,375,800	$14,461,045
Genting Malaysia Bhd(c)	27,638,400	13,340,006
Greatech Technology Bhd(a)	10,542,400	5,190,384
Hartalega Holdings Bhd(c)	15,281,000	4,261,146
Heineken Malaysia Bhd	1,575,300	7,539,069
Hong Leong Bank Bhd(c)	6,415,800	30,485,546
IGB Real Estate Investment Trust	17,301,200	11,056,388
IHH Healthcare Bhd	21,777,200	34,998,151
IJM Corp. Bhd(c)	24,374,200	16,551,403
Inari Amertron Bhd	26,690,000	12,776,961
IOI Corp. Bhd	24,217,400	22,146,041
IOI Properties Group Bhd	14,085,600	7,437,130
Kossan Rubber Industries Bhd	13,858,500	3,965,122
KPJ Healthcare Bhd	18,508,400	11,382,640
Kuala Lumpur Kepong Bhd	4,997,200	23,276,899
Malayan Banking Bhd(c)	57,364,100	134,413,943
Malaysian Pacific Industries Bhd	1,025,700	6,503,671
Malaysian Resources Corp. Bhd	35,688,900	4,011,998
Maxis Bhd	23,586,300	19,541,386
MBSB Bhd	38,961,700	6,450,425
Mega First Corp. Bhd(c)	8,946,400	7,167,483
MISC Bhd	13,260,900	23,288,965
MR DIY Group M Bhd(b)(c)	27,749,450	9,712,951
Nationgate Holdings Bhd(c)	14,508,700	4,448,852
Nestle Malaysia Bhd	610,800	13,740,716
Petronas Chemicals Group Bhd(c)	26,210,400	26,809,455
Petronas Dagangan Bhd(c)	2,902,600	14,548,733
Petronas Gas Bhd	7,730,200	34,104,362
PPB Group Bhd	6,983,920	15,463,467
Press Metal Aluminium Holdings Bhd	36,014,900	47,406,366
Public Bank Bhd	132,367,000	133,698,690
QL Resources Bhd	19,015,965	18,453,363
RHB Bank Bhd	15,090,166	23,353,109
Sam Engineering & Equipment M Bhd	1,076,200	958,841
Scientex Bhd	9,686,500	7,153,108
SD Guthrie Bhd	20,299,400	24,290,363
Sime Darby Bhd	25,974,500	12,727,327
Sime Darby Property Bhd(c)	41,944,900	14,689,054
SP Setia Bhd Group	23,507,000	5,839,428
Sunway Bhd	24,589,200	28,644,439
Sunway REIT	26,998,900	13,103,055
Supermax Corp. Bhd.(a)(c)	21,128,033	2,321,378
Telekom Malaysia Bhd	11,793,200	19,604,494
Tenaga Nasional Bhd	27,020,200	84,367,489
TIME dotCom Bhd(c)	13,913,200	17,058,077
Top Glove Corp. Bhd(a)(c)	48,857,600	6,768,853
UEM Sunrise Bhd	16,401,400	2,875,913
United Plantations Bhd(c)	2,445,700	13,170,002
ViTrox Corp. Bhd(c)	8,124,200	7,519,798
VS Industry Bhd	36,971,607	5,813,836
Yinson Holdings Bhd	17,703,060	10,265,064
YTL Corp. Bhd	33,168,960	20,103,546
YTL Power International Bhd(c)	29,400,900	28,037,540
Zetrix Ai Bhd	59,600,700	12,113,881
		1,454,106,432
Mexico — 1.9%
Alfa SAB de CV, Class A	32,778,538	24,604,319
Alsea SAB de CV(a)	5,171,359	14,873,077
America Movil SAB de CV, Series B, Class B	169,031,632	168,266,373
Arca Continental SAB de CV	4,661,130	47,544,050
Banco del Bajio SA(b)	7,661,959	18,275,894
Bolsa Mexicana de Valores SAB de CV	4,052,178	8,254,376
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Mexico (continued)
Cemex SAB de CV, NVS	144,248,750	$130,534,511
Coca-Cola Femsa SAB de CV	4,871,800	41,361,163
Controladora Alpek SAB de CV, NVS(a)	31,934,549	4,448,543
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(c)	9,145,159	5,624,926
Corp Inmobiliaria Vesta SAB de CV	7,211,525	19,871,346
FIBRA Macquarie Mexico(b)	11,556,020	19,280,156
Fibra Uno Administracion SA de CV	28,575,864	40,174,163
Fomento Economico Mexicano SAB de CV	16,366,574	141,765,599
GCC SAB de CV	1,736,057	16,184,410
Genomma Lab Internacional SAB de CV, Class B	8,903,024	10,670,559
Gentera SAB de CV	11,768,664	28,752,502
Gruma SAB de CV, Class B	1,622,545	27,893,917
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	2,758,020	35,273,753
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,729,194	89,682,875
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,736,477	56,660,069
Grupo Bimbo SAB de CV, Series A, Class A(c)	12,771,944	39,723,076
Grupo Carso SAB de CV, Series A1, Class A1	5,373,236	35,599,902
Grupo Comercial Chedraui SA de CV	2,794,840	22,594,412
Grupo Financiero Banorte SAB de CV, Class O	24,004,692	219,539,818
Grupo Financiero Inbursa SAB de CV, Class O	19,355,606	51,011,399
Grupo Mexico SAB de CV, Series B, Class B	29,004,601	190,131,690
Grupo Televisa SAB, CPO(c)	22,789,956	12,576,632
Industrias Penoles SAB de CV(a)	1,859,270	60,613,925
Kimberly-Clark de Mexico SAB de CV, Class A	13,568,139	25,479,561
La Comer SAB de CV	6,118,197	13,783,931
Megacable Holdings SAB de CV, CPO	2,527,076	7,323,504
Operadora De Sites Mexicanos SAB de CV, Class A1(c)	13,859,395	12,608,563
Orbia Advance Corp. SAB de CV	9,110,363	7,243,579
Prologis Property Mexico SA de CV	10,603,506	39,103,074
Promotora y Operadora de Infraestructura SAB de CV	1,978,400	24,751,597
Qualitas Controladora SAB de CV	1,957,878	17,654,417
Regional SAB de CV	2,352,547	18,305,361
Wal-Mart de Mexico SAB de CV	48,346,887	144,332,211
		1,892,373,233
Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR	1,587,974	30,393,822
Credicorp Ltd.	643,813	165,588,704
Intercorp Financial Services Inc.	324,676	12,896,131
Southern Copper Corp.	812,309	78,054,788
		286,933,445
Philippines — 0.5%
ACEN Corp.	50,875,541	1,976,441
Alliance Global Group Inc.	44,278,600	5,656,379
Ayala Corp.	2,464,845	23,507,578
Ayala Land Inc.	67,273,340	32,962,667
Bank of the Philippine Islands	19,231,468	38,028,802
BDO Unibank Inc.	23,558,418	55,737,127
Century Pacific Food Inc.	11,422,200	7,335,633
Converge Information and Communications Technology Solutions Inc.	22,693,700	5,560,226
DigiPlus Interactive Corp.	13,053,600	5,253,877
DMCI Holdings Inc.	41,427,400	7,800,487
GT Capital Holdings Inc.	978,980	11,823,648
International Container Terminal Services Inc.	9,999,180	84,514,562
Security	Shares	Value
Philippines (continued)
JG Summit Holdings Inc.	30,737,701	$12,790,775
Jollibee Foods Corp.	4,713,000	19,134,062
Manila Electric Co.	2,678,070	25,072,490
Manila Water Co. Inc.	14,228,600	10,457,629
Megaworld Corp.	129,683,200	4,678,751
Metropolitan Bank & Trust Co.	17,598,943	21,542,030
PLDT Inc.	722,795	14,661,270
Puregold Price Club Inc.	10,983,150	7,928,164
Robinsons Land Corp.	25,974,913	6,681,796
Semirara Mining & Power Corp., Class A	8,976,300	5,167,911
SM Investments Corp.	2,116,172	27,958,874
SM Prime Holdings Inc.	101,700,096	41,110,722
Universal Robina Corp.	9,067,690	12,843,560
		490,185,461
Poland — 1.1%
Alior Bank SA	894,054	25,471,134
Allegro.eu SA (a)(b)	6,574,717	66,070,357
AmRest Holdings SE	897,171	3,577,053
Asseco Poland SA(c)	602,190	31,256,493
Bank Handlowy w Warszawie SA	300,866	8,513,333
Bank Millennium SA(a)(c)	7,046,368	27,296,360
Bank Polska Kasa Opieki SA	1,749,993	88,144,924
Benefit Systems SA	23,600	21,122,508
Budimex SA(c)	129,015	18,871,600
CCC SA(a)(c)	524,994	24,086,714
CD Projekt SA	629,268	43,563,903
Cyfrowy Polsat SA(a)	2,615,153	10,278,983
Diagnostyka SA, NVS	85,223	4,742,614
Dino Polska SA(a)(b)	4,716,060	58,844,680
Enea SA(a)	3,028,279	15,242,030
Grupa Azoty SA(a)(c)	554,646	2,777,669
Grupa Kety SA	63,650	16,100,266
Jastrzebska Spolka Weglowa SA, Class S(a)(c)	594,809	3,700,367
KGHM Polska Miedz SA(a)	1,201,853	42,218,189
KRUK SA	183,171	22,887,713
LPP SA	10,935	51,807,963
mBank SA(a)	153,881	37,170,764
Orange Polska SA	6,118,102	15,568,527
ORLEN SA	5,426,878	115,967,170
Pepco Group NV(c)	1,556,232	9,159,606
PGE Polska Grupa Energetyczna SA(a)	8,680,017	27,052,555
Powszechna Kasa Oszczednosci Bank Polski SA	8,282,250	161,551,886
Powszechny Zaklad Ubezpieczen SA	5,682,870	94,581,736
Santander Bank Polska SA	379,759	52,862,635
Tauron Polska Energia SA(a)	11,214,102	26,029,966
XTB SA(b)(c)	676,606	14,309,853
Zabka Group SA(a)(c)	2,964,496	17,741,638
		1,158,571,189
Qatar — 0.7%
Al Meera Consumer Goods Co. QSC	1,534,113	6,123,398
Al Rayan Bank	56,578,896	37,348,047
Baladna(a)	12,598,758	5,526,553
Barwa Real Estate Co.	17,134,163	12,851,492
Commercial Bank PSQC (The)	32,786,425	42,224,318
Doha Bank QPSC	17,418,121	12,384,860
Dukhan Bank	12,949,904	13,023,083
Estithmar Holding QPSC(a)	11,493,052	13,093,390
Gulf International Services QSC	9,968,978	8,704,670
Industries Qatar QSC	14,327,934	50,505,830
Mesaieed Petrochemical Holding Co.	47,710,363	17,791,788

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Qatar (continued)
Ooredoo QPSC	7,557,759	$26,737,699
Qatar Aluminum Manufacturing Co.	29,679,104	11,612,033
Qatar Electricity & Water Co. QSC	5,039,447	21,842,119
Qatar Fuel QSC	4,014,631	16,486,264
Qatar Gas Transport Co. Ltd.	24,729,706	32,087,428
Qatar International Islamic Bank QSC	10,161,752	31,465,631
Qatar Islamic Bank QPSC	17,232,720	115,624,110
Qatar National Bank QPSC	44,863,203	233,829,170
Qatar Navigation QSC	7,379,524	23,179,558
United Development Co. QSC	23,993,964	6,680,635
Vodafone Qatar QSC	28,020,299	18,793,447
		757,915,523
Russia — 0.0%
Aeroflot PJSC(a)(d)	12,448,217	1,548
Alrosa PJSC(a)(d)	22,555,750	2,806
Credit Bank of Moscow PJSC(a)(d)	131,641,331	16,373
Federal Grid Co. Rosseti PJSC(a)(d)	2,175,770,000	271
Mobile TeleSystems PJSC(a)(d)	7,617,292	948
Moscow Exchange MICEX-RTS PJSC(a)(d)	12,320,031	1,532
Ozon Holdings PLC, ADR(a)(d)	453,223	56
PhosAgro PJSC(a)(d)	7,905	79
PhosAgro PJSC, GDR(a)(d)(f)	1	—
Polyus PJSC(a)(d)	2,907,870	36
Ros Agro PLC, GDR(a)(d)(f)	300,309	37
Rosneft Oil Co. PJSC(a)(d)	9,721,202	1,209
Sberbank of Russia PJSC(a)(d)	91,862,230	11,426
Segezha Group PJSC(a)(b)(d)	34,454,100	4,285
Severstal PAO(a)(d)	1,835,503	228
Sistema AFK PAO(a)(d)	30,748,700	3,825
Sovcomflot PJSC(d)	4,464,400	555
TCS Group Holding PLC, GDR(a)(d)(f)	1,042,828	130
United Co. RUSAL International PJSC(a)(d)	26,465,860	3,292
VK Co. Ltd.(a)(d)(f)	956,753	119
VTB Bank PJSC(a)(d)	5,137,107	1
X5 Retail Group NV, GDR(a)(d)(f)	1,023,928	127
		48,883
Saudi Arabia — 3.3%
Abdullah Al Othaim Markets Co.	4,395,841	8,786,527
ACWA Power Co.(a)	1,464,788	82,819,025
Ades Holding Co.	3,067,598	12,189,826
Advanced Petrochemical Co.(a)	1,268,943	11,836,524
Al Babtain Power & Telecommunication Co.	394,797	6,015,511
Al Hammadi Holding	806,155	7,236,788
Al Masane Al Kobra Mining Co.	622,164	10,206,095
Al Moammar Information Systems Co.	225,109	7,920,571
Al Rajhi Bank	18,716,304	469,638,726
Al Rajhi Co. for Co-operative Insurance(a)	381,541	11,857,587
Al-Dawaa Medical Services Co.	214,490	3,738,187
Aldrees Petroleum and Transport Services Co.	477,778	15,148,434
Alinma Bank	11,719,031	78,699,496
AlKhorayef Water & Power Technologies Co.	169,388	5,715,812
Almarai Co. JSC	4,699,046	59,466,292
Almunajem Foods Co.	191,938	2,912,438
Alujain Corp.	609,876	5,971,912
Arab National Bank	8,486,676	53,066,571
Arabian Cement Co./Saudi Arabia	896,535	5,238,636
Arabian Centres Co.(b)	2,317,325	12,603,633
Arabian Contracting Services Co.(a)	198,570	4,690,798
Arabian Drilling Co.	254,130	5,075,940
Arabian Internet & Communications Services Co.	219,347	14,114,643
Security	Shares	Value
Saudi Arabia (continued)
Arriyadh Development Co.	1,634,725	$14,405,610
Astra Industrial Group	410,463	15,624,076
Bank AlBilad	7,081,787	49,297,251
Bank Al-Jazira(a)	5,930,874	19,194,619
Banque Saudi Fransi	11,753,665	50,684,888
BinDawood Holding Co.	1,741,118	2,566,004
Bupa Arabia for Cooperative Insurance Co.	798,779	31,078,328
Catrion Catering Holding Co.	456,700	12,217,423
City Cement Co.	1,065,146	4,601,572
Co. for Cooperative Insurance (The)	733,107	22,857,546
Dallah Healthcare Co.	361,874	12,504,087
Dar Al Arkan Real Estate Development Co.(a)	5,174,203	25,772,553
Dr Sulaiman Al Habib Medical Services Group Co.	840,769	54,001,740
East Pipes Integrated Co. for Industry	125,234	3,542,741
Eastern Province Cement Co.	729,857	5,059,778
Electrical Industries Co.	5,693,790	13,646,094
Elm Co.	231,722	52,956,030
Emaar Economic City(a)	2,058,699	7,120,934
Etihad Atheeb Telecommunication Co.	202,056	5,742,382
Etihad Etisalat Co.	3,646,244	62,184,985
First Milling Co.	170,943	2,367,388
Jabal Omar Development Co.(a)	5,565,167	28,378,731
Jahez International Co.(a)	1,007,568	5,983,686
Jamjoom Pharmaceuticals Factory Co.	203,377	8,594,849
Jarir Marketing Co.	5,368,830	18,239,506
Leejam Sports Co. JSC	292,572	11,549,369
Lumi Rental Co.(a)	178,755	2,913,067
Maharah Human Resources Co.	2,301,306	2,934,320
Makkah Construction & Development Co.	948,392	18,994,632
Mediterranean and Gulf Cooperative Insurance and Reinsurance Co. (The)(a)	496,643	2,186,819
Middle East Healthcare Co.	417,875	6,379,175
Middle East Paper Co.(a)	548,356	4,119,322
Mobile Telecommunications Co. Saudi Arabia	4,308,745	12,259,689
Mouwasat Medical Services Co.	945,681	18,241,477
Nahdi Medical Co.	334,871	10,316,904
National Agriculture Development Co. (The)(a)	1,591,539	8,836,264
National Co. for Learning & Education	122,650	5,543,798
National Gas & Industrialization Co.	497,912	9,975,794
National Industrialization Co.(a)	3,271,176	9,485,186
National Medical Care Co.	258,040	11,866,478
Perfect Presentation For Commercial Services Co.(a)	943,901	2,598,875
Power & Water Utility Co. for Jubail & Yanbu	710,110	7,504,028
Qassim Cement Co. (The)	598,895	6,880,819
Rasan Information Technology Co.(a)	388,737	10,296,781
Retal Urban Development Co.	2,262,631	7,514,729
Riyad Bank	13,882,289	95,894,455
SABIC Agri-Nutrients Co.	2,176,473	70,348,660
Sahara International Petrochemical Co.	3,207,808	17,211,752
SAL Saudi Logistics Services	317,819	14,355,242
Saudi Advanced Industries Co.	313,753	2,023,095
Saudi Arabian Mining Co.(a)	12,763,414	176,857,983
Saudi Arabian Oil Co.(b)	56,824,363	358,783,731
Saudi Aramco Base Oil Co.	427,381	9,806,624
Saudi Automotive Services Co.	334,803	4,600,992
Saudi Awwal Bank	9,534,864	76,524,582
Saudi Basic Industries Corp.	8,411,715	136,750,337
Saudi Cement Co.	773,411	8,009,879
Saudi Ceramic Co.	709,696	5,512,748
Saudi Chemical Co. Holding	4,236,345	7,714,641
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Saudi Arabia (continued)
Saudi Electricity Co.	7,589,647	$29,409,006
Saudi Ground Services Co.	954,312	11,484,596
Saudi Industrial Investment Group	2,854,656	14,607,123
Saudi Investment Bank (The)	5,774,075	20,896,105
Saudi Kayan Petrochemical Co.(a)	6,989,769	9,526,285
Saudi National Bank (The)	27,982,023	259,346,781
Saudi Paper Manufacturing Co.	151,990	2,077,773
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	733,719	5,241,247
Saudi Real Estate Co.(a)	2,283,475	11,044,895
Saudi Reinsurance Co.(a)	576,509	7,103,874
Saudi Research & Media Group(a)	370,820	17,092,654
Saudi Steel Pipe Co.	201,156	2,653,231
Saudi Tadawul Group Holding Co.	471,332	21,388,030
Saudi Telecom Co.	19,268,451	215,553,730
Saudia Dairy & Foodstuff Co.	190,025	13,542,105
Savola Group (The)(a)	1,414,202	9,083,276
Seera Group Holding(a)	1,774,602	13,751,483
Southern Province Cement Co.	774,200	5,336,343
Taiba Investments Co.	1,208,362	12,128,062
Theeb Rent A Car Co.	371,445	6,219,425
United Electronics Co.	566,349	13,652,417
United International Transportation Co.	541,171	9,982,942
Yamama Cement Co.	1,377,572	12,050,174
Yanbu Cement Co.	1,093,410	4,826,821
Yanbu National Petrochemical Co.	2,429,730	21,257,386
		3,327,620,784
South Africa — 3.4%
Absa Group Ltd.	7,943,520	85,055,553
AECI Ltd.	1,545,334	9,420,931
African Rainbow Minerals Ltd.	1,189,047	12,341,375
Anglogold Ashanti PLC	4,828,767	271,741,526
Aspen Pharmacare Holdings Ltd.	3,372,093	20,238,293
AVI Ltd.	2,790,834	14,794,268
Barloworld Ltd.	1,853,392	12,342,948
Bid Corp. Ltd.	3,162,196	82,686,765
Bidvest Group Ltd. (The)	2,858,307	38,386,220
Capitec Bank Holdings Ltd.	827,150	167,312,107
Clicks Group Ltd.	2,301,637	48,684,059
Coronation Fund Managers Ltd.	3,303,626	8,163,059
DataTec Ltd.	2,336,566	8,340,790
Dis-Chem Pharmacies Ltd.(b)	4,829,346	9,321,952
Discovery Ltd.	5,179,494	63,715,998
DRDGOLD Ltd.	5,952,662	10,891,795
Equites Property Fund Ltd.	10,426,236	9,812,372
Exxaro Resources Ltd.	2,235,235	24,419,055
FirstRand Ltd.	46,576,416	196,320,652
Fortress Real Estate Investments Ltd., Series B, Class B	13,283,025	16,957,694
Foschini Group Ltd. (The)	3,162,240	19,507,651
Gold Fields Ltd.	8,542,742	284,366,077
Grindrod Ltd.(c)	7,909,766	6,888,940
Growthpoint Properties Ltd.	32,340,506	26,438,932
Harmony Gold Mining Co. Ltd.	5,476,030	72,907,217
Hyprop Investments Ltd.	4,161,768	11,036,364
Impala Platinum Holdings Ltd.(a)	8,621,596	78,233,351
Investec Ltd.	2,358,279	17,458,484
JSE Ltd.	1,175,374	8,435,419
Life Healthcare Group Holdings Ltd.	13,838,240	10,676,783
Momentum Group Ltd.	11,466,516	23,206,044
Motus Holdings Ltd.	1,632,764	9,579,993
Mr. Price Group Ltd.	2,541,938	29,923,820
Security	Shares	Value
South Africa (continued)
MTN Group Ltd.	16,309,201	$138,546,136
MultiChoice Group(a)	2,147,230	14,935,664
Naspers Ltd., Class N	1,489,342	491,365,589
Nedbank Group Ltd.	4,135,926	53,005,607
NEPI Rockcastle NV	5,512,977	45,788,337
Netcare Ltd.	11,742,011	9,232,685
Ninety One Ltd.	2,753,909	6,911,504
Northam Platinum Holdings Ltd.	3,388,200	37,963,812
Old Mutual Ltd.	41,669,974	32,835,184
Omnia Holdings Ltd.	1,656,223	6,890,364
OUTsurance Group Ltd.	8,173,393	35,195,631
Pepkor Holdings Ltd.(b)	33,454,279	48,128,447
Pick n Pay Stores Ltd.(a)	5,660,825	8,850,655
Redefine Properties Ltd.	63,271,020	18,165,576
Reinet Investments SCA	1,332,754	40,454,826
Remgro Ltd.	4,603,710	44,286,944
Resilient REIT Ltd.	4,998,937	19,035,122
Reunert Ltd.	2,166,436	6,801,480
Sanlam Ltd.	16,794,755	86,830,026
Santam Ltd.	298,632	7,415,012
Sappi Ltd.	5,568,588	9,149,849
Sasol Ltd.(a)	5,389,432	36,348,586
Shoprite Holdings Ltd.	4,676,183	69,700,045
Sibanye Stillwater Ltd.(a)	27,269,771	51,875,188
SPAR Group Ltd. (The)(a)	1,754,080	10,765,119
Standard Bank Group Ltd.	12,225,879	172,005,697
Telkom SA SOC Ltd.	3,541,026	10,172,931
Thungela Resources Ltd.	1,296,860	6,840,128
Tiger Brands Ltd.	1,537,094	27,099,560
Truworths International Ltd.	3,566,958	12,176,996
Valterra Platinum Ltd.	2,011,568	92,246,736
Vodacom Group Ltd.	5,770,127	46,504,476
Vukile Property Fund Ltd.	12,790,485	15,519,191
We Buy Cars Holdings Ltd.	2,708,267	8,557,755
Wilson Bayly Holmes-Ovcon Ltd.	751,370	7,258,558
Woolworths Holdings Ltd./South Africa	8,666,009	25,516,582
		3,463,982,485
South Korea — 10.5%
ABLBio Inc.(a)(c)	344,728	22,707,291
Advanced Nano Products Co. Ltd.(c)	93,433	3,509,744
Alteogen Inc.(a)	381,939	120,120,053
Amorepacific Corp.(c)	273,327	23,581,021
Amorepacific Holdings Corp.	308,070	6,016,873
APR Corp./Korea(c)	229,036	37,358,513
Asiana Airlines Inc.(a)	486,354	3,313,058
BGF retail Co. Ltd.(c)	80,632	6,797,862
BNK Financial Group Inc.	2,254,859	23,315,832
Boryung(c)	445,783	2,667,699
Cafe24 Corp.(a)(c)	143,691	3,948,809
Caregen Co. Ltd.(c)	126,541	5,058,397
Celltrion Inc.(c)	1,547,497	186,190,148
Celltrion Pharm Inc.(a)(c)	178,271	6,617,410
Chabiotech Co. Ltd.(a)(c)	736,401	5,493,065
Cheil Worldwide Inc.	574,762	8,175,405
Chong Kun Dang Pharmaceutical Corp.(c)	99,135	5,682,180
CJ CGV Co. Ltd.(a)(c)	771,176	2,562,770
CJ CheilJedang Corp.	70,724	11,631,500
CJ Corp.(c)	129,002	14,789,574
CJ ENM Co. Ltd.(a)	106,281	5,448,225
CJ Logistics Corp.(c)	96,911	5,807,739
Classys Inc.	229,591	8,596,466
Cosmax Inc.(c)	91,462	14,203,300

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
CosmoAM&T Co. Ltd.(a)(c)	251,639	$7,708,771
Coway Co. Ltd.	505,723	37,755,594
CS Wind Corp.(c)	248,901	7,445,308
Daeduck Electronics Co. Ltd./New(c)	378,540	6,499,701
Daejoo Electronic Materials Co. Ltd.(c)	111,649	5,546,646
Daesang Corp.	336,621	5,456,232
Daewoo Engineering & Construction Co. Ltd.(a)(c)	2,101,939	5,595,829
Daewoong Co. Ltd.(c)	222,961	3,957,937
Daewoong Pharmaceutical Co. Ltd.(c)	59,651	5,825,183
Daishin Securities Co. Ltd.(c)	479,317	9,620,334
Daou Technology Inc.(c)	346,858	8,508,062
DB HiTek Co. Ltd.(c)	293,940	9,641,850
DB Insurance Co. Ltd.	428,073	40,472,141
Dear U Co. Ltd.(c)	89,941	3,189,524
Dentium Co. Ltd.(c)	74,705	3,077,999
DI Dong Il Corp.(c)	139,952	4,129,837
DL E&C Co. Ltd.(c)	296,346	9,032,391
DL Holdings Co. Ltd.	129,305	3,619,770
Dongjin Semichem Co. Ltd.(c)	337,488	7,222,699
DongKook Pharmaceutical Co. Ltd.(c)	337,821	4,118,280
Dongsuh Companies Inc.	386,683	7,572,380
Doosan Bobcat Inc.	522,499	19,960,758
Doosan Co. Ltd.	72,042	28,591,099
Doosan Enerbility Co. Ltd.(a)	4,273,010	187,905,625
Doosan Fuel Cell Co. Ltd.(a)(c)	471,693	9,667,272
Doosan Robotics Inc.(a)	215,409	9,626,673
DoubleUGames Co. Ltd.	143,503	5,424,880
Douzone Bizon Co. Ltd.(c)	189,806	10,824,965
Duk San Neolux Co. Ltd.(a)(c)	157,046	5,312,747
Ecopro BM Co. Ltd.(a)(c)	466,465	40,489,097
Ecopro Co. Ltd.(c)	966,443	35,028,652
Ecopro Materials Co. Ltd.(a)(c)	232,741	8,403,529
E-MART Inc.	179,426	9,212,111
EMRO Inc.(a)(c)	66,114	1,981,854
Enchem Co. Ltd.(a)(c)	133,524	7,149,233
Eo Technics Co. Ltd.(c)	88,163	12,968,781
ESR Kendall Square REIT Co. Ltd.(c)	1,278,150	4,031,424
Eugene Technology Co. Ltd.(c)	175,887	6,006,970
F&F Co. Ltd./New(c)	149,426	7,132,645
GemVax & Kael Co. Ltd.(a)	217,186	7,787,608
Genesis Development Holdings Co. Ltd.(a)(d)	49,111	—
Grand Korea Leisure Co. Ltd.	440,225	5,285,728
Green Cross Corp.	61,466	5,717,503
Green Cross Holdings Corp.	235,117	2,558,270
GS Engineering & Construction Corp.	644,994	8,633,204
GS Holdings Corp.	382,925	12,512,139
GS Retail Co. Ltd.	344,135	4,004,623
Hana Financial Group Inc.	2,702,962	159,343,549
Hana Micron Inc.(c)	492,994	4,886,671
Hana Tour Service Inc.	166,005	6,133,032
Hanall Biopharma Co. Ltd.(a)	316,133	6,749,220
Hanil Cement Co. Ltd./New(c)	324,328	4,505,609
Hanjin Kal Corp.(c)	222,607	17,883,421
Hankook & Co. Co. Ltd.(c)	338,661	5,923,254
Hankook Tire & Technology Co. Ltd.	674,818	19,452,155
Hanmi Pharm Co. Ltd.	54,780	11,907,752
Hanmi Science Co. Ltd.(c)	197,394	5,815,118
Hanmi Semiconductor Co. Ltd.(c)	419,417	25,879,370
Hanon Systems(a)(c)	1,888,539	4,832,219
Hansol Chemical Co. Ltd.(c)	87,459	11,083,668
Hanssem Co. Ltd.(c)	108,918	3,299,783
Security	Shares	Value
South Korea (continued)
Hanwha Aerospace Co. Ltd.(c)	317,088	$201,088,280
Hanwha Corp.	309,719	18,583,276
Hanwha Engine(a)	556,428	18,906,360
Hanwha Investment & Securities Co. Ltd.(a)(c)	1,271,830	5,062,240
Hanwha Life Insurance Co. Ltd.(a)	3,407,221	7,662,474
Hanwha Ocean Co. Ltd.(a)(c)	1,156,978	92,985,156
Hanwha Solutions Corp.(c)	1,063,187	21,593,912
Hanwha Systems Co. Ltd.(c)	733,640	26,807,873
Hanwha Vision Co. Ltd.(a)(c)	345,030	13,115,100
HD Hyundai Co. Ltd.	408,097	40,185,673
HD Hyundai Construction Equipment Co. Ltd(c)	125,630	7,850,099
HD Hyundai Electric Co. Ltd.(c)	228,952	80,287,147
HD Hyundai Heavy Industries Co. Ltd.(c)	212,777	79,376,245
HD Hyundai Infracore Co. Ltd.(c)	1,308,408	13,143,969
HD Hyundai Mipo(c)	233,097	34,265,999
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(c)	409,124	119,230,177
HDC Hyundai Development Co-Engineering & Construction, Class E(c)	416,843	5,942,486
HD-Hyundai Marine Engine(a)(c)	201,389	13,265,510
Hite Jinro Co. Ltd.	403,897	5,541,601
HK inno N Corp.	125,293	4,318,522
HL Mando Co. Ltd.	309,170	7,893,134
HLB Inc.(a)(c)	1,130,732	30,536,304
HLB Life Science Co. Ltd.(a)(c)	1,012,410	2,549,116
Hlb Pharma Ceutical Co. Ltd.(a)(c)	307,311	2,991,197
HMM Co. Ltd.(c)	2,488,802	39,527,953
Hotel Shilla Co. Ltd.(a)(c)	290,240	9,768,210
HPSP Co. Ltd.	429,476	8,167,769
HS Hyosung Advanced Materials Corp.(c)	28,196	3,847,488
Hugel Inc.(a)(c)	57,959	13,103,950
HYBE Co. Ltd.(a)(c)	218,398	45,050,187
Hyosung Corp.	93,181	5,799,756
Hyosung Heavy Industries Corp.	55,630	49,318,444
Hyosung TNC Corp.(c)	24,966	3,920,062
Hyundai Department Store Co. Ltd.	167,654	8,941,168
Hyundai Elevator Co. Ltd.	273,323	15,395,120
Hyundai Engineering & Construction Co. Ltd.	745,626	33,165,140
Hyundai Feed Inc.(a)(c)(d)	709,241	611,424
Hyundai Glovis Co. Ltd.	363,749	48,105,485
Hyundai Marine & Fire Insurance Co. Ltd.(a)(c)	508,939	10,192,242
Hyundai Mobis Co. Ltd.	572,101	130,645,429
Hyundai Motor Co.	1,259,533	198,285,637
Hyundai Rotem Co. Ltd.	736,653	101,620,043
Hyundai Steel Co.(c)	715,586	16,445,255
Hyundai Wia Corp.	193,111	6,952,786
Iljin Electric Co. Ltd.(c)	270,397	6,950,068
iM Financial Group Co. Ltd.	1,392,568	13,704,954
Industrial Bank of Korea	2,242,037	30,651,330
Innocean Worldwide Inc.	227,834	3,004,574
ISC Co. Ltd.(c)	113,681	4,707,080
ISU Specialty Chemical(a)(c)	196,825	6,281,258
IsuPetasys Co. Ltd.(c)	529,300	25,002,097
JB Financial Group Co. Ltd.	1,219,209	20,580,029
JNTC Co. Ltd.(a)(c)	247,902	3,143,998
Jusung Engineering Co. Ltd.(c)	297,700	5,810,199
JYP Entertainment Corp.(c)	271,341	14,188,771
Kakao Corp.	2,959,023	132,491,705
Kakao Games Corp.(a)(c)	405,450	4,713,204
KakaoBank Corp.(c)	1,586,743	28,041,130
Kangwon Land Inc.	754,229	9,776,118
KB Financial Group Inc.	3,479,464	271,764,449
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
KCC Corp.	46,849	$13,365,313
KEPCO Engineering & Construction Co. Inc.(c)	151,262	9,994,947
KEPCO Plant Service & Engineering Co. Ltd.	267,475	9,642,001
Kia Corp.	2,247,141	170,026,456
KIWOOM Securities Co. Ltd.	125,283	18,453,020
Koh Young Technology Inc.(c)	583,901	6,093,590
Kolmar Korea Co. Ltd.(c)	173,792	9,684,044
Kolon Industries Inc.	208,664	5,509,308
Korea Aerospace Industries Ltd.	704,664	48,145,982
Korea Electric Power Corp.	2,425,921	63,607,977
Korea Gas Corp.	285,555	8,117,882
Korea Investment Holdings Co. Ltd.	384,933	37,137,149
Korea Zinc Co. Ltd.(c)	40,484	23,907,473
Korean Air Lines Co. Ltd.	1,601,075	27,252,565
Korean Reinsurance Co.	1,891,647	14,727,908
Krafton Inc.(a)	274,400	64,521,493
KT&G Corp.	926,294	89,594,635
Kum Yang Co. Ltd.(a)(c)(d)	390,785	2,504,510
Kumho Petrochemical Co. Ltd.	142,866	11,235,233
Kumho Tire Co. Inc.(a)(c)	1,441,487	5,133,588
Kyung Dong Navien Co. Ltd.(c)	92,923	5,155,106
L&F Co. Ltd.(a)(c)	243,294	11,514,565
Lake Materials Co. Ltd.(c)	391,562	3,377,523
LEENO Industrial Inc.	455,663	15,249,000
LG Chem Ltd.	455,128	90,396,678
LG Corp.	820,267	43,858,594
LG Display Co. Ltd.(a)(c)	2,601,894	22,353,070
LG Electronics Inc.	956,312	50,673,760
LG Energy Solution Ltd.(a)(c)	443,731	111,906,202
LG H&H Co. Ltd.(a)(c)	81,237	17,247,084
LG Innotek Co. Ltd.	121,171	14,644,499
LG Uplus Corp.	2,032,601	21,678,161
LIG Nex1 Co. Ltd.	127,319	44,747,506
LigaChem Biosciences Inc.(a)(c)	250,688	26,557,573
Lotte Chemical Corp.(c)	169,421	7,720,500
Lotte Chilsung Beverage Co. Ltd.(c)	49,920	4,287,777
Lotte Corp.(c)	348,098	7,301,713
Lotte Energy Materials Corp.(a)(c)	240,630	4,465,856
Lotte Fine Chemical Co. Ltd.	193,268	5,784,679
LOTTE REIT Co. Ltd.(c)	2,376,508	6,527,036
Lotte Rental Co. Ltd.	130,216	2,694,554
Lotte Shopping Co. Ltd.(a)(c)	118,313	5,617,359
Lotte Wellfood Co. Ltd.	32,126	2,683,424
LS Corp.	166,644	21,086,938
LS Electric Co. Ltd.(c)	144,428	29,202,211
LS Materials Ltd.(a)(c)	222,804	1,577,036
Lunit Inc.(a)(c)	233,471	6,357,888
LX International Corp.	319,648	6,815,932
LX Semicon Co. Ltd.	118,776	4,574,482
Medytox Inc.(c)	52,940	4,520,962
Meritz Financial Group Inc.	843,280	76,714,403
Mezzion Pharma Co. Ltd.(a)(c)	225,205	6,551,574
Mirae Asset Securities Co. Ltd.(c)	2,196,279	30,191,355
Misto Holdings Corp.	467,225	13,997,667
Naturecell Co. Ltd.(a)(c)	564,482	8,546,913
NAVER Corp.	1,356,442	208,517,407
NCSoft Corp.	123,701	18,003,770
Netmarble Corp.(b)(c)	265,578	11,411,876
Nexon Games Co. Ltd.(a)(c)	298,086	2,977,957
Nextin Inc.(c)	52,658	1,606,518
NH Investment & Securities Co. Ltd.	958,205	13,382,915
NICE Information Service Co. Ltd.(c)	436,274	4,944,667
Security	Shares	Value
South Korea (continued)
NKMax Co. Ltd.(a)(c)(d)	172,974	$835,663
NongShim Co. Ltd.(c)	31,130	9,175,383
OCI Holdings Co. Ltd.(c)	129,788	8,131,602
OliX Pharmaceuticals Inc.(a)(c)	149,760	6,649,907
Orion Corp./Republic of Korea(c)	210,978	16,328,759
Orion Holdings Corp.	305,526	4,549,428
Oscotec Inc.(a)(c)	324,661	8,573,323
Otoki Corp.	20,194	5,566,458
Pan Ocean Co. Ltd.	2,584,589	7,229,213
Paradise Co. Ltd.	550,157	8,300,939
Park Systems Corp.(c)	68,738	12,617,301
Pearl Abyss Corp.(a)(c)	326,833	7,678,436
People & Technology Inc.(c)	194,887	5,357,721
Peptron Inc.(a)(c)	217,697	48,489,984
PharmaResearch Co. Ltd.	69,306	33,719,637
Poongsan Corp.	179,420	15,277,401
Posco DX Co. Ltd.(c)	527,861	8,471,927
POSCO Future M Co. Ltd.(a)(c)	332,729	33,657,522
POSCO Holdings Inc.	683,501	139,519,048
Posco International Corp.(c)	504,711	17,391,023
PSK Holdings Inc.(c)	79,628	1,937,148
Rainbow Robotics(a)(c)	88,259	17,315,025
S-1 Corp.	176,013	10,118,885
Sam Chun Dang Pharm Co. Ltd.(c)	144,580	19,954,926
Samsung Biologics Co. Ltd.(a)(b)	170,087	122,060,095
Samsung C&T Corp.	797,360	95,972,081
Samsung E&A Co. Ltd.	1,418,057	29,571,120
Samsung Electro-Mechanics Co. Ltd.(c)	513,875	58,952,931
Samsung Electronics Co. Ltd.	44,962,237	2,246,304,227
Samsung Fire & Marine Insurance Co. Ltd.	289,490	92,136,073
Samsung Heavy Industries Co. Ltd.(a)	6,713,861	102,630,496
Samsung Life Insurance Co. Ltd.	756,994	77,768,331
Samsung SDI Co. Ltd.(c)	595,705	88,281,494
Samsung SDS Co. Ltd.	391,557	41,368,201
Samsung Securities Co. Ltd.	542,184	26,765,810
Samyang Foods Co. Ltd.	39,964	44,748,068
Sanil Electric Co. Ltd.(c)	106,378	8,456,627
SD Biosensor Inc.	411,987	2,965,938
Sebang Global Battery Co. Ltd.	76,215	3,395,985
Seegene Inc.	381,705	7,117,648
Seojin System Co. Ltd.(a)(c)	315,314	4,355,406
SFA Engineering Corp.	283,426	4,678,281
Shinhan Financial Group Co. Ltd.	4,050,379	189,794,153
Shinsegae Inc.(c)	66,334	7,869,687
Shinsung Delta Tech Co. Ltd.(c)	167,010	7,169,618
Shinyoung Securities Co. Ltd.(c)	18,726	2,006,820
Silicon2 Co. Ltd.(a)(c)	346,218	11,120,727
SK Biopharmaceuticals Co. Ltd.(a)(c)	295,894	20,905,985
SK Bioscience Co. Ltd.(a)(c)	235,167	7,967,932
SK Chemicals Co. Ltd.	124,827	5,333,480
SK Discovery Co. Ltd.	133,172	5,067,289
SK Gas Ltd.(c)	42,816	7,923,994
SK Hynix Inc.	5,183,858	987,718,459
SK IE Technology Co. Ltd.(a)(b)(c)	253,827	5,051,304
SK Inc.	336,579	49,913,662
SK Innovation Co. Ltd.(c)	635,111	45,965,814
SK Networks Co. Ltd.	1,445,525	4,548,132
SK oceanplant Co. Ltd.(a)(c)	450,342	6,742,886
SK REITs Co. Ltd.(c)	924,945	3,296,603
SK Square Co. Ltd.(a)	898,950	95,340,446
SK Telecom Co. Ltd.	406,233	15,837,316
SKC Co. Ltd.(a)(c)	179,171	12,014,059

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
SL Corp.(c)	191,599	$4,649,226
SM Entertainment Co. Ltd.(c)	114,502	11,414,979
SNT Motiv Co. Ltd.	213,078	5,685,866
S-Oil Corp.(c)	362,164	15,663,754
SOLUM Co. Ltd.(a)(c)	462,843	5,517,122
Solus Advanced Materials Co. Ltd.(c)	387,993	2,068,611
Soop Co. Ltd.	88,045	4,923,996
Soulbrain Co. Ltd.(c)	50,466	7,903,595
ST Pharm Co. Ltd.(c)	129,740	8,614,180
Studio Dragon Corp.(a)(c)	139,561	4,513,815
Taihan Electric Wire Co. Ltd.(a)(c)	863,060	9,649,098
TechWing Inc.	302,261	6,996,930
TKG Huchems Co. Ltd.(c)	314,847	3,979,187
Tokai Carbon Korea Co. Ltd.(c)	58,804	4,610,050
Voronoi Inc.(a)(c)	110,578	9,775,318
VT Co. Ltd.(a)(c)	254,022	6,680,878
Wemade Co. Ltd.(a)(c)	200,675	4,028,884
Wonik Holdings Co. Ltd.(a)	1	6
WONIK IPS Co. Ltd.(c)	325,948	9,453,157
Woori Financial Group Inc.	6,339,715	113,097,681
YC Corp.(a)(c)	274,890	2,148,836
YG Entertainment Inc.(c)	134,723	9,839,090
Youlchon Chemical Co. Ltd.(c)	144,948	3,134,613
Youngone Corp.(c)	227,931	9,588,332
Youngone Holdings Co. Ltd.	76,063	7,221,950
Yuhan Corp.	538,878	43,892,678
		10,603,453,408
Taiwan — 18.8%
Ability Opto-Electronics Technology Co. Ltd.(c)	744,000	2,986,805
AcBel Polytech Inc.	6,089,565	5,683,502
Accton Technology Corp.	4,799,000	157,994,425
Acer Inc.(c)	26,379,872	25,369,511
Acter Group Corp. Ltd.	966,000	28,011,563
ADATA Technology Co. Ltd.	3,247,725	10,832,294
Advanced Echem Materials Co. Ltd., NVS	682,000	17,732,112
Advanced Energy Solution Holding Co. Ltd.	342,000	14,990,347
Advanced Wireless Semiconductor Co.(c)	1,330,000	4,857,351
Advantech Co. Ltd.	4,438,584	49,598,258
Airoha Technology Corp., NVS(c)	404,000	7,464,535
Airtac International Group	1,295,292	33,180,634
Alchip Technologies Ltd.(c)	731,000	95,668,009
All Ring Tech Co. Ltd.(c)	852,000	10,738,193
Allied Supreme Corp.(c)	447,000	4,175,371
Allis Electric Co. Ltd.(c)	2,106,065	7,754,666
Ambassador Hotel (The)	1,064,000	1,517,138
Andes Technology Corp.(a)(c)	418,000	3,859,158
AP Memory Technology Corp.(c)	1,093,000	10,950,989
Arcadyan Technology Corp.	1,690,391	13,039,439
Ardentec Corp.(c)	4,413,546	10,665,765
ASE Technology Holding Co. Ltd.(c)	31,313,222	152,071,742
Asia Cement Corp.	20,582,050	24,880,728
Asia Optical Co. Inc.(c)	2,203,000	11,793,578
Asia Vital Components Co. Ltd.(c)	3,157,884	103,088,005
ASMedia Technology Inc.	354,000	18,881,356
ASPEED Technology Inc.	287,800	46,780,373
ASROCK Inc.	531,000	4,801,614
Asustek Computer Inc.(c)	6,724,000	138,328,273
AUO Corp.(c)	57,466,400	24,009,291
AURAS Technology Co. Ltd.(c)	660,000	14,668,289
Bank of Kaohsiung Co. Ltd.(c)	29,991,125	11,410,769
BES Engineering Corp.(c)	19,335,000	7,065,548
Bizlink Holding Inc.(c)	1,655,388	57,612,293
Security	Shares	Value
Taiwan (continued)
Bora Pharmaceuticals Co. Ltd.(c)	648,006	$15,366,152
Brighton-Best International Taiwan Inc.(c)	5,545,000	6,212,150
C Sun Manufacturing Ltd.(c)	1,081,000	7,131,770
Caliway Biopharmaceuticals Co. Ltd.(a)	9,580,000	62,815,675
Capital Securities Corp.(c)	19,308,050	13,721,601
Catcher Technology Co. Ltd.(c)	5,257,000	32,302,369
Cathay Financial Holding Co. Ltd.(c)	90,162,951	180,550,086
Cathay Real Estate Development Co. Ltd.(c)	6,585,900	4,531,715
Center Laboratories Inc.(c)	5,310,770	6,448,499
Century Iron & Steel Industrial Co. Ltd.(c)	1,893,000	11,320,835
Chailease Holding Co. Ltd.(c)	14,326,206	54,369,440
Chang Hwa Commercial Bank Ltd.	60,452,036	37,894,153
Channel Well Technology Co. Ltd.(c)	2,034,000	6,229,901
Charoen Pokphand Enterprise	3,308,700	14,379,911
Chenbro Micom Co. Ltd.(c)	694,000	13,721,841
Cheng Loong Corp.(c)	10,064,000	5,879,183
Cheng Shin Rubber Industry Co. Ltd.(c)	16,825,650	20,848,453
Cheng Uei Precision Industry Co. Ltd.(c)	3,781,000	5,861,517
Chicony Electronics Co. Ltd.(c)	5,926,787	26,626,702
Chicony Power Technology Co. Ltd.(c)	1,534,000	5,240,288
Chief Telecom Inc.	370,300	5,172,328
China Airlines Ltd.(c)	26,600,000	18,371,235
China Bills Finance Corp.	18,017,000	9,774,493
China Motor Corp.	2,430,800	4,600,742
China Petrochemical Development Corp.(a)(c)	35,361,490	8,248,375
China Steel Chemical Corp.(c)	1,663,000	4,453,781
China Steel Corp.(c)	108,776,529	71,334,075
Chipbond Technology Corp.(c)	6,336,000	11,078,186
ChipMOS Technologies Inc.(c)	5,324,000	4,217,709
Chong Hong Construction Co. Ltd.(c)	1,923,122	4,743,898
Chroma ATE Inc.(c)	3,613,000	68,438,932
Chung Hung Steel Corp.(a)(c)	10,286,000	5,382,890
Chung-Hsin Electric & Machinery Manufacturing Corp.	3,685,000	20,566,439
Chunghwa Precision Test Tech Co. Ltd.	254,000	10,260,978
Chunghwa Telecom Co. Ltd.	35,617,000	154,374,106
Cleanaway Co. Ltd.(c)	1,365,000	8,873,591
Clevo Co.(c)	4,131,175	5,650,674
Compal Electronics Inc.(c)	37,453,000	33,688,020
Compeq Manufacturing Co. Ltd.	9,036,000	23,806,215
Continental Holdings Corp.(c)	6,598,600	5,019,207
Coretronic Corp.(c)	2,457,200	9,808,956
CSBC Corp. Taiwan(a)	9,497,541	6,379,937
CTBC Financial Holding Co. Ltd.(c)	157,832,599	211,703,930
CTCI Corp.(c)	7,322,853	7,388,226
CyberPower Systems Inc.(c)	530,000	3,854,381
Da-Li Development Co. Ltd.(c)	2,342,895	3,239,702
Delta Electronics Inc.	18,511,000	426,451,858
Depo Auto Parts Ind Co. Ltd.(c)	1,094,000	5,132,967
Dynapack International Technology Corp.(c)	1,416,000	16,695,323
E Ink Holdings Inc.	8,201,000	69,974,945
E.Sun Financial Holding Co. Ltd.	136,502,156	148,977,911
Eclat Textile Co. Ltd.(c)	1,712,683	22,323,692
EirGenix Inc.(a)(c)	1,954,000	3,880,422
Elan Microelectronics Corp.(c)	2,691,100	10,457,737
Elite Advanced Laser Corp.(c)	1,404,000	9,201,367
Elite Material Co. Ltd.(c)	2,826,000	111,858,295
Elite Semiconductor Microelectronics Technology Inc.(c)	2,800,000	5,183,790
eMemory Technology Inc.	605,000	40,551,865
Ennoconn Corp.	1,041,219	10,908,183
Ennostar Inc.(c)	5,727,185	7,253,027
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Eternal Materials Co. Ltd.(c)	8,862,369	$12,649,299
Eva Airways Corp.(c)	25,942,326	32,854,675
Evergreen International Storage & Transport Corp.	5,679,000	6,325,002
Evergreen Marine Corp. Taiwan Ltd.(c)	10,314,979	62,342,051
Evergreen Steel Corp.	1,697,000	4,948,482
Everlight Electronics Co. Ltd.(c)	4,038,000	8,983,995
Far Eastern Department Stores Ltd.(c)	11,636,167	7,917,650
Far Eastern International Bank(c)	35,023,219	15,428,586
Far Eastern New Century Corp.(c)	26,304,916	23,700,513
Far EasTone Telecommunications Co. Ltd.	16,435,000	45,164,787
Faraday Technology Corp.(c)	2,111,828	10,801,321
Farglory Land Development Co. Ltd.(c)	3,048,782	6,117,553
Feng Hsin Steel Co. Ltd.	5,045,000	11,006,253
Feng TAY Enterprise Co. Ltd.(c)	4,554,833	17,427,737
First Financial Holding Co. Ltd.	108,309,112	100,217,212
Fitipower Integrated Technology Inc.(c)	997,504	5,762,861
FLEXium Interconnect Inc.(a)(c)	2,543,616	5,635,250
FocalTech Systems Co. Ltd.	1,881,000	4,203,233
Formosa Chemicals & Fibre Corp.(c)	31,491,210	30,868,113
Formosa International Hotels Corp.(c)	810,000	5,080,942
Formosa Plastics Corp.(c)	35,875,800	45,558,965
Formosa Sumco Technology Corp.(c)	773,000	2,108,415
Formosa Taffeta Co. Ltd.	9,189,000	4,719,556
Fortune Electric Co. Ltd.(c)	1,505,790	31,545,758
Fositek Corp.(c)	488,341	17,956,582
Foxconn Technology Co. Ltd.	8,313,424	19,161,310
Foxsemicon Integrated Technology Inc.(c)	951,000	8,943,817
Fubon Financial Holding Co. Ltd.(c)	76,828,753	209,914,578
Fulgent Sun International Holding Co. Ltd.	1,569,221	5,441,412
Fusheng Precision Co. Ltd.(c)	1,204,000	10,417,795
General Interface Solution GIS Holding Ltd.(a)	2,790,000	5,715,465
Genius Electronic Optical Co. Ltd.(c)	790,287	11,683,878
Getac Holdings Corp.	3,835,000	19,120,906
Giant Manufacturing Co. Ltd.(c)	2,910,575	9,961,262
Gigabyte Technology Co. Ltd.(c)	5,132,000	46,143,876
Global Brands Manufacture Ltd.(c)	2,920,744	13,641,885
Global Mixed Mode Technology Inc.	726,000	5,501,538
Global Unichip Corp.	822,000	35,449,705
Globalwafers Co. Ltd.(c)	2,416,000	29,223,530
Gloria Material Technology Corp.(c)	5,963,000	7,441,139
Gold Circuit Electronics Ltd.(c)	3,317,800	54,374,207
Goldsun Building Materials Co. Ltd.(c)	9,783,425	11,898,637
Gourmet Master Co. Ltd.	1,165,471	3,107,552
Grand Process Technology Corp.	225,000	11,015,661
Grape King Bio Ltd.(c)	1,432,000	6,029,271
Great Tree Pharmacy Co. Ltd.(c)	1,079,894	4,931,872
Great Wall Enterprise Co. Ltd.	6,328,412	10,974,893
Greatek Electronics Inc.(c)	3,458,000	6,746,587
Gudeng Precision Industrial Co. Ltd.(c)	785,797	8,169,362
Hannstar Board Corp.	2,529,640	7,380,594
HannStar Display Corp.(a)(c)	24,066,640	5,942,579
Highwealth Construction Corp.(c)	12,633,233	17,229,224
Hiwin Technologies Corp.(c)	2,580,498	17,881,519
Hon Hai Precision Industry Co. Ltd.	118,448,928	781,993,766
Hota Industrial Manufacturing Co. Ltd.(c)	3,258,261	7,277,308
Hotai Finance Co. Ltd.(c)	2,884,620	6,508,118
Hotai Motor Co. Ltd.(c)	3,084,560	55,322,948
Hsin Kuang Steel Co. Ltd.(c)	3,353,000	4,780,673
HTC Corp.(a)(c)	6,778,000	15,518,089
Hu Lane Associate Inc.(c)	738,700	3,626,092
HUA ENG Wire & Cable Co. Ltd.(c)	3,180,829	3,126,530
Security	Shares	Value
Taiwan (continued)
Hua Nan Financial Holdings Co. Ltd.(c)	86,126,488	$78,445,085
Huaku Development Co. Ltd.(c)	3,239,840	10,578,457
Hwang Chang General Contractor Co. Ltd.(c)	2,075,000	5,697,421
IBF Financial Holdings Co. Ltd.(c)	24,876,463	12,580,625
I-Chiun Precision Industry Co. Ltd.	2,471,000	6,306,047
Innodisk Corp.(c)	1,018,150	9,628,034
Innolux Corp.	71,029,297	32,432,617
International Games System Co. Ltd.(c)	2,250,000	56,084,558
Inventec Corp.(c)	25,428,000	34,010,442
ITE Technology Inc.	1,672,000	7,288,920
ITEQ Corp.(c)	2,131,604	9,466,819
ITH Corp.(c)	2,283,000	3,254,215
Jentech Precision Industrial Co. Ltd.	822,670	55,743,443
Jinan Acetate Chemical Co. Ltd.(c)	5,339,600	12,666,253
Johnson Health Tech Co. Ltd.(c)	1,142,000	5,347,181
JSL Construction & Development Co. Ltd.(c)	1,694,355	4,312,346
Kaori Heat Treatment Co. Ltd.(c)	811,000	10,164,215
Kenda Rubber Industrial Co. Ltd.(c)	6,843,913	4,598,378
Kenmec Mechanical Engineering Co. Ltd.(c)	1,755,641	4,546,520
KGI Financial Holding Co. Ltd.(c)	156,021,445	77,469,492
Kindom Development Co. Ltd.(c)	4,437,230	5,101,173
King Slide Works Co. Ltd.	550,000	53,914,056
King Yuan Electronics Co. Ltd.(c)	10,941,000	55,359,943
King's Town Bank Co. Ltd.(a)	7,245,000	13,084,775
Kinik Co.(c)	1,067,000	12,031,286
Kinpo Electronics	10,490,000	6,421,910
Kinsus Interconnect Technology Corp.	2,752,000	10,127,717
L&K Engineering Co. Ltd.	1,597,543	18,282,196
Lai Yih Footwear Co. Ltd.(c)	502,000	3,800,447
LandMark Optoelectronics Corp.	917,900	14,234,352
Largan Precision Co. Ltd.(c)	934,000	73,019,665
Lien Hwa Industrial Holdings Corp.(c)	11,604,516	18,780,745
Lite-On Technology Corp.(c)	20,155,238	85,265,699
Lotes Co. Ltd.(c)	804,849	37,838,385
Lotus Pharmaceutical Co. Ltd.(c)	1,395,000	8,795,943
Lumosa Therapeutics Co. Ltd.(a)	877,000	5,479,547
LuxNet Corp.(c)	1,237,957	8,238,601
M31 Technology Corp.(c)	275,484	4,581,259
Machvision Inc.	369,089	7,642,656
Macronix International Co. Ltd.(a)(c)	18,215,554	11,916,536
Makalot Industrial Co. Ltd.(c)	1,959,120	17,134,182
Marketech International Corp.(c)	1,291,000	11,071,543
MediaTek Inc.	14,416,572	640,614,891
Medigen Vaccine Biologics Corp.(a)(c)	2,826,607	3,586,328
Mega Financial Holding Co. Ltd.(c)	111,284,575	145,499,615
Mercuries Life Insurance Co. Ltd.(a)	37,397,283	6,786,551
Merida Industry Co. Ltd.(c)	1,946,850	7,183,823
Merry Electronics Co. Ltd.(c)	2,273,234	7,953,377
Microbio Co. Ltd.(a)(c)	4,641,140	3,657,088
Micro-Star International Co. Ltd.(c)	6,943,000	30,498,294
Mitac Holdings Corp.(c)	9,098,158	28,680,395
momo.com Inc(c)	779,100	6,422,703
MPI Corp.(c)	812,000	36,502,891
Nan Kang Rubber Tire Co. Ltd.	4,583,000	5,978,561
Nan Pao Resins Chemical Co. Ltd.(c)	562,000	7,445,380
Nan Ya Plastics Corp.(c)	47,645,440	67,064,898
Nan Ya Printed Circuit Board Corp.(c)	2,041,000	14,527,437
Nanya Technology Corp.(a)	11,681,000	17,833,106
Nien Made Enterprise Co. Ltd.(c)	1,624,000	22,860,235
North-Star International Co. Ltd.(c)	1,409,392	1,789,909
Novatek Microelectronics Corp.(c)	5,208,000	73,810,057
Nuvoton Technology Corp.	1,772,000	3,609,953

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Oneness Biotech Co. Ltd.(a)(c)	3,046,827	$6,948,054
Orient Semiconductor Electronics Ltd.	4,482,000	6,474,792
Pan Jit International Inc.(c)	3,639,200	7,610,676
Pan-International Industrial Corp.(c)	4,857,366	9,269,255
Parade Technologies Ltd.	665,000	16,855,768
Pegatron Corp.(c)	17,789,000	40,691,212
Pegavision Corp.(c)	409,166	4,250,092
PharmaEssentia Corp.(c)	2,519,000	40,739,646
Pharmally International Holding Co. Ltd., NVS(a)(d)	597,543	—
Phison Electronics Corp.(c)	1,538,000	24,377,623
Phoenix Silicon International Corp.(c)	1,321,000	6,900,709
Pixart Imaging Inc.(c)	1,381,000	8,837,868
Polaris Group(a)	3,168,025	4,035,760
Pou Chen Corp.	20,158,000	18,950,569
Powerchip Semiconductor Manufacturing Corp.(a)(c)	28,231,000	14,588,299
Powertech Technology Inc.(c)	6,128,000	23,646,873
Poya International Co. Ltd.	735,456	11,223,652
President Chain Store Corp.(c)	5,308,000	44,102,222
President Securities Corp.(c)	10,304,463	7,008,266
Primax Electronics Ltd.(c)	4,717,000	12,755,873
Prince Housing & Development Corp.(c)	12,548,995	3,759,851
Promate Electronic Co. Ltd.(c)	2,044,447	3,436,003
Qisda Corp.	13,832,000	14,294,002
Quanta Computer Inc.(c)	25,743,000	219,211,736
Quanta Storage Inc.(c)	2,301,000	9,261,365
Radiant Opto-Electronics Corp.	4,057,000	18,965,288
Raydium Semiconductor Corp.(c)	595,000	5,753,685
Realtek Semiconductor Corp.(c)	4,590,110	79,748,777
Ritek Corp.(a)	1	—
Ruentex Development Co. Ltd.	14,565,812	14,322,270
Ruentex Industries Ltd.(c)	5,862,788	10,351,516
Run Long Construction Co. Ltd.(c)	3,671,000	3,604,007
Sanyang Motor Co. Ltd.(c)	5,132,000	10,902,458
Scientech Corp.(c)	620,192	7,813,130
Sercomm Corp.	2,890,000	9,914,276
Shanghai Commercial & Savings Bank Ltd. (The)(c)	36,441,542	48,772,002
Shihlin Electric & Engineering Corp.(c)	2,151,000	13,994,491
Shin Zu Shing Co. Ltd.(c)	1,554,149	13,299,074
Shinfox Energy Co. Ltd.(c)	1,543,265	2,792,574
Shinkong Synthetic Fibers Corp.(c)	15,562,000	7,547,065
Shiny Chemical Industrial Co. Ltd.(c)	1,052,100	4,813,041
ShunSin Technology Holding Ltd.(c)	535,000	2,851,549
Sigurd Microelectronics Corp.(c)	4,762,700	13,103,838
Silergy Corp.(c)	3,159,000	31,579,046
Silicon Integrated Systems Corp.(c)	4,064,750	7,393,424
Simplo Technology Co. Ltd.(c)	1,484,400	19,096,061
Sinbon Electronics Co. Ltd.	2,017,809	15,275,556
Sino-American Silicon Products Inc.(c)	5,287,000	17,768,058
SinoPac Financial Holdings Co. Ltd.	107,592,578	82,108,643
Sinyi Realty Inc.(c)	5,466,704	4,302,221
Sitronix Technology Corp.(c)	1,138,000	7,777,945
Soft-World International Corp.(c)	753,000	2,517,486
Solar Applied Materials Technology Corp.(c)	5,528,710	10,573,791
Solomon Technology Corp.(c)	1,007,000	5,131,532
Sporton International Inc.(c)	906,252	5,212,000
Standard Foods Corp.	5,129,096	5,049,554
Starlux Airlines Co. Ltd.(a)(c)	13,134,000	10,730,368
Sunonwealth Electric Machine Industry Co. Ltd.	2,192,000	9,695,976
Supreme Electronics Co. Ltd.(c)	5,236,009	7,373,749
Security	Shares	Value
Taiwan (continued)
Synnex Technology International Corp.(c)	11,740,250	$25,185,602
Systex Corp.(c)	1,944,000	7,450,163
TA Chen Stainless Pipe(c)	18,473,076	23,454,521
Ta Ya Electric Wire & Cable(c)	7,523,581	10,399,375
Taichung Commercial Bank Co. Ltd.	37,797,279	26,286,187
TaiMed Biologics Inc.(a)(c)	1,935,224	5,112,605
Tainan Spinning Co. Ltd.(c)	12,223,894	5,424,481
Taiwan Business Bank	73,514,395	36,208,796
Taiwan Cogeneration Corp.	6,902,199	10,550,088
Taiwan Cooperative Financial Holding Co. Ltd.	103,836,411	80,372,949
Taiwan Fertilizer Co. Ltd.(c)	6,363,000	11,077,302
Taiwan Glass Industry Corp.(a)(c)	11,473,053	13,182,667
Taiwan High Speed Rail Corp.(c)	16,739,000	15,091,630
Taiwan Hon Chuan Enterprise Co. Ltd.(c)	2,969,288	13,415,569
Taiwan Mobile Co. Ltd.(c)	16,622,000	57,822,224
Taiwan Paiho Ltd.	3,103,000	5,425,645
Taiwan Secom Co. Ltd.	3,350,185	12,235,992
Taiwan Semiconductor Manufacturing Co. Ltd.	234,117,123	8,768,010,555
Taiwan Shin Kong Security Co. Ltd.(c)	6,833,577	9,110,977
Taiwan Speciality Chemicals Corp.(c)	809,000	7,672,652
Taiwan Surface Mounting Technology Corp.(c)	2,367,000	8,272,264
Taiwan Union Technology Corp.(c)	2,221,000	26,507,661
Tatung Co. Ltd.(c)	11,877,650	15,371,569
TCC Group Holdings Co. Ltd.(c)	63,597,182	46,582,854
Teco Electric and Machinery Co. Ltd.(c)	11,243,000	24,930,417
Test Research Inc.(c)	1,722,400	12,028,005
Thinking Electronic Industrial Co. Ltd.	880,000	4,335,226
Tigerair Taiwan Co. Ltd.(a)(c)	1,644,000	4,478,282
Ton Yi Industrial Corp.(c)	13,746,000	8,226,858
Tong Hsing Electronic Industries Ltd.(c)	1,684,600	6,178,575
Tong Yang Industry Co. Ltd.(c)	3,753,400	12,400,985
Topco Scientific Co. Ltd.(c)	1,447,342	13,749,228
Transcend Information Inc.(c)	3,253,000	10,673,676
Tripod Technology Corp.	4,142,000	43,314,933
TS Financial Holding Co. Ltd.	200,269,969	106,177,360
TSRC Corp.(c)	6,822,900	3,806,426
TTY Biopharm Co. Ltd.	2,241,124	5,622,781
Tung Ho Steel Enterprise Corp.	5,472,560	11,348,336
TXC Corp.(c)	3,374,000	9,693,847
U-Ming Marine Transport Corp.(c)	4,641,000	8,516,104
Unimicron Technology Corp.(c)	12,233,000	57,089,283
Union Bank of Taiwan(c)	17,712,293	9,597,335
Uni-President Enterprises Corp.(c)	45,626,369	115,185,693
Unitech Printed Circuit Board Corp.(c)	6,843,438	6,833,163
United Integrated Services Co. Ltd.	1,648,400	65,939,112
United Microelectronics Corp.(c)	104,952,000	138,083,454
Universal Microwave Technology Inc.(c)	536,000	6,900,676
Universal Vision Biotechnology Co. Ltd.(c)	612,007	3,623,435
UPI Semiconductor Corp.(c)	464,000	2,834,838
Vanguard International Semiconductor Corp.(c)	9,658,585	28,677,096
Via Technologies Inc.(c)	2,665,000	5,437,876
VisEra Technologies Co. Ltd.(c)	1,050,000	8,972,713
Visual Photonics Epitaxy Co. Ltd.(c)	1,883,000	9,544,876
Voltronic Power Technology Corp.	638,493	20,516,016
Wah Lee Industrial Corp.(c)	2,832,580	9,181,706
Walsin Lihwa Corp.(c)	27,706,968	20,524,545
Walsin Technology Corp.(c)	2,753,597	7,365,577
Wan Hai Lines Ltd.(c)	6,939,620	18,736,062
Win Semiconductors Corp.(c)	3,108,427	9,341,558
Winbond Electronics Corp.(a)(c)	29,546,946	18,874,518
WinWay Technology Co. Ltd.(c)	281,000	12,490,001
Wisdom Marine Lines Co. Ltd.(c)	4,661,000	9,202,387
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Wistron Corp.	28,507,004	$104,554,904
Wiwynn Corp.(c)	1,063,000	102,024,252
WNC Corp.	3,076,565	12,703,369
Wowprime Corp.	825,361	5,917,375
WPG Holdings Ltd.	14,765,200	32,189,579
WT Microelectronics Co. Ltd.(c)	6,317,206	25,262,391
XinTec Inc.(c)	1,729,000	7,677,228
XPEC Entertainment Inc., NVS(a)(d)	31,000	—
Yageo Corp.	15,277,032	69,179,161
Yang Ming Marine Transport Corp.(c)	16,447,677	30,924,541
Yankey Engineering Co. Ltd.	699,200	11,187,323
YFY Inc.(c)	11,355,000	9,257,049
Yieh Phui Enterprise Co. Ltd.(a)(c)	12,663,558	6,221,053
Yuanta Financial Holding Co. Ltd.	100,280,922	106,153,954
Yulon Finance Corp.(c)	2,264,002	7,824,139
Yulon Motor Co. Ltd.(c)	5,558,276	5,963,717
Yungshin Construction & Development Co. Ltd.(c)	656,628	1,560,787
Zhen Ding Technology Holding Ltd.(c)	5,976,950	38,136,113
		19,085,926,937
Thailand — 1.3%
Advanced Info Service PCL, NVDR	10,719,400	97,475,291
Airports of Thailand PCL, NVDR(c)	40,005,800	44,546,843
Amata Corp. PCL, NVDR	13,032,830	6,359,071
AP Thailand PCL, NVDR(c)	32,106,590	7,294,062
B Grimm Power PCL, NVDR	9,373,500	3,682,670
Bangchak Corp. PCL, NVDR(c)	9,530,700	9,496,893
Bangkok Airways PCL, NVDR(c)	16,428,000	6,860,974
Bangkok Chain Hospital PCL, NVDR(c)	17,888,150	7,178,452
Bangkok Commercial Asset Management PCL, NVDR(c)	19,194,000	4,834,520
Bangkok Dusit Medical Services PCL, NVDR	106,306,500	67,957,189
Bangkok Expressway & Metro PCL, NVDR(c)	72,993,985	11,958,289
Banpu PCL, NVDR(c)	74,797,900	11,001,073
BCPG PCL, NVDR	19,923,525	5,263,982
Betagro PCL, NVDR(c)	8,120,900	4,290,966
BTS Group Holdings PCL, NVDR(a)	94,548,320	9,238,554
Bumrungrad Hospital PCL, NVDR	5,660,900	31,088,663
Carabao Group PCL, NVDR	3,827,800	6,056,116
Central Pattana PCL, NVDR	19,101,800	30,420,926
Central Plaza Hotel PCL, NVDR(c)	6,064,100	5,387,854
CH Karnchang PCL, NVDR(c)	16,218,000	7,259,016
Charoen Pokphand Foods PCL, NVDR	35,136,300	23,771,372
Chularat Hospital PCL, NVDR(c)	96,032,900	4,682,899
CK Power PCL, NVDR	32,983,400	2,810,746
Com7 PCL, NVDR(c)	12,175,500	9,600,581
CP ALL PCL, NVDR	52,182,400	70,987,130
CP Axtra PCL, NVDR(c)	17,670,293	9,782,193
Delta Electronics Thailand PCL, NVDR(c)	29,764,000	137,767,537
Electricity Generating PCL, NVDR(c)	2,705,200	9,853,792
Gulf Development PCL, NVDR(a)	43,904,371	63,694,002
Hana Microelectronics PCL, NVDR(c)	5,797,200	4,332,287
Home Product Center PCL, NVDR(c)	60,731,875	13,323,107
IRPC PCL, NVDR(c)	116,519,400	3,704,648
Jasmine Technology Solution PCL, NVDR(a)(c)	2,123,123	2,078,270
JMT Network Services PCL, NVDR	6,129,200	2,218,244
Kasikornbank PCL, NVDR	5,280,200	27,465,554
KCE Electronics PCL, NVDR	6,795,700	5,354,247
Kiatnakin Phatra Bank PCL, NVDR	4,067,800	7,469,316
Krung Thai Bank PCL, NVDR	31,565,800	24,006,161
Land & Houses PCL, NVDR(c)	69,223,200	8,335,381
MBK PCL, NVDR(c)	13,021,600	6,915,704
Security	Shares	Value
Thailand (continued)
Mega Lifesciences PCL, NVDR	5,499,000	$4,747,694
Minor International PCL, NVDR(c)	33,694,360	24,371,939
Muangthai Capital PCL, NVDR	7,822,400	9,008,981
Osotspa PCL, NVDR(c)	14,227,300	7,219,006
Plan B Media PCL, NVDR(c)	33,022,488	4,481,707
PTT Exploration & Production PCL, NVDR(c)	12,322,901	42,614,440
PTT Global Chemical PCL, NVDR(c)	20,466,400	16,600,054
PTT PCL, NVDR(c)	95,352,300	91,298,687
Quality Houses PCL, NVDR(c)	120,936,417	5,076,959
Ratch Group PCL, NVDR	8,920,700	7,442,224
Regional Container Lines PCL, NVDR(c)	5,411,100	4,593,464
Sansiri PCL, NVDR(c)	165,469,200	7,358,116
SCB X PCL, NVDR	8,328,400	33,047,639
Siam Cement PCL (The), NVDR(c)	7,198,400	47,915,802
Sri Trang Agro-Industry PCL, NVDR(c)	9,456,660	3,537,886
Sri Trang Gloves Thailand PCL, NVDR(c)	11,882,400	2,350,341
Srisawad Corp. PCL, NVDR(c)	9,177,757	7,105,976
Supalai PCL, NVDR	17,610,100	8,317,164
Thai Oil PCL, NVDR	11,092,100	10,971,512
Thai Union Group PCL, NVDR	26,182,800	9,956,879
Thai Vegetable Oil PCL, NVDR	8,853,910	6,750,782
Thanachart Capital PCL, NVDR	5,221,100	8,186,367
TIDLOR Holdings PCL, NVDR	13,973,404	8,136,799
Tisco Financial Group PCL, NVDR(c)	4,251,700	13,261,210
TMBThanachart Bank PCL, NVDR	178,113,300	10,459,509
TPI Polene PCL, NVDR	26,457,600	604,372
True Corp. PCL, NVDR(a)	101,981,956	35,960,679
TTW PCL, NVDR(c)	30,140,900	8,466,806
VGI PCL, NVDR(c)	120,488,100	7,822,863
WHA Corp. PCL, NVDR	93,404,600	10,384,167
		1,273,854,599
Turkey — 0.7%
Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS	7,007,099	5,823,994
Akbank TAS	30,078,935	49,932,994
Akcansa Cimento A/S	180,804	597,017
Aksa Akrilik Kimya Sanayii AS	22,242,026	5,718,953
Alarko Holding A/S(c)	2,283,664	4,872,332
Anadolu Anonim Turk Sigorta Sirketi	8,875,905	4,818,949
Anadolu Efes Biracilik Ve Malt Sanayii A/S(c)	21,419,813	8,813,646
Aselsan Elektronik Sanayi Ve Ticaret A/S(c)	13,590,612	60,570,752
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS(c)	3,268,225	9,387,399
Baticim Bati Anadolu Cimento Sanayii A/S(a)	30,353,286	2,965,434
BIM Birlesik Magazalar A/S(c)	4,419,016	56,919,095
Cimsa Cimento Sanayi VE Ticaret AS	5,775,037	6,798,846
Coca-Cola Icecek A/S	1,173,415	1,406,699
Destek Finans Faktoring AS(a)	901,761	16,655,650
Dogan Sirketler Grubu Holding AS(c)	17,677,123	8,272,793
Dogus Otomotiv Servis ve Ticaret AS	1,081,917	4,972,125
EGE Endustri VE Ticaret AS(c)	12,214	2,578,967
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(c)	27,268,615	13,729,085
Enerjisa Enerji AS(b)(c)	4,670,423	8,969,405
Enerya Enerji A/S	27,865,889	7,461,630
Eregli Demir ve Celik Fabrikalari TAS	34,910,285	25,350,282
Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret A/S(a)	2,603,461	1,848,191
Ford Otomotiv Sanayi AS	6,833,894	18,572,510
Girsim Elektrik Sanayi Taahut Ve Ticaret AS(a)	1,863,465	2,159,494
Gubre Fabrikalari TAS(a)	999,075	7,078,793
Haci Omer Sabanci Holding AS(c)	11,201,411	25,664,313
Hektas Ticaret TAS(a)(c)	53,454,671	5,692,504

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Turkey (continued)
Is Yatirim Menkul Degerler AS	5,961,257	$6,316,564
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D(a)(c)	12,156,542	8,696,062
KOC Holding AS	7,513,689	33,496,778
Kocaer Celik Sanayi Ve Ticaret A/S	5,049,634	1,884,599
Kontrolmatik Enerji Ve Muhendislik AS	1,868,178	1,252,187
Konya Cimento Sanayii A/S(a)	2,585	343,859
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(c)	2,430,247	4,669,464
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)(c)	8,868,480	9,636,905
Migros Ticaret AS(c)	1,054,753	12,453,597
MLP Saglik Hizmetleri AS(a)(b)	1,156,117	10,053,258
Nuh Cimento Sanayi AS	463,985	2,672,445
Otokar Otomotiv Ve Savunma Sanayi AS(a)(c)	366,798	5,034,706
Oyak Cimento Fabrikalari AS(a)(c)	13,034,295	7,749,625
Pegasus Hava Tasimaciligi AS(a)	2,544,696	15,403,178
Petkim Petrokimya Holding AS(a)(c)	13,925,808	6,771,197
Sasa Polyester Sanayi AS(a)	8,550,653	974,605
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS(a)	1,104,547	829,467
Sok Marketler Ticaret AS(c)	3,938,635	3,862,862
TAB Gida Sanayi Ve Ticaret A/S	652,600	3,420,233
TAV Havalimanlari Holding AS(a)(c)	2,230,419	13,744,656
Tekfen Holding AS(a)(c)	1,678,593	4,263,029
Tofas Turk Otomobil Fabrikasi AS(c)	1,295,462	7,889,815
Torunlar Gayrimenkul Yatirim Ortakligi A/S	1,894,719	3,270,324
Turk Altin Isletmeleri AS(a)(c)	13,837,645	8,101,308
Turk Hava Yollari AO(c)	5,354,902	43,618,163
Turkcell Iletisim Hizmetleri AS(c)	11,861,780	27,347,127
Turkiye Is Bankasi AS, Class C	85,071,959	31,142,484
Turkiye Petrol Rafinerileri AS	9,229,847	38,645,517
Turkiye Sigorta A/S	25,306,028	6,150,077
Turkiye Sinai Kalkinma Bankasi AS(a)	18,623,290	6,571,273
Turkiye Sise ve Cam Fabrikalari AS(c)	12,566,540	12,441,221
Ulker Biskuvi Sanayi AS(c)	2,239,433	6,175,438
Yapi ve Kredi Bankasi A/S(a)	32,888,180	26,300,354
		738,814,229
United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank PJSC	28,621,785	117,926,562
Abu Dhabi Islamic Bank PJSC	14,146,964	82,147,215
Abu Dhabi National Hotels	62,462,727	7,873,540
Abu Dhabi National Oil Co. for Distribution PJSC	31,406,338	32,150,677
ADNOC Drilling Co. PJSC	30,970,240	46,460,208
Adnoc Gas PLC	56,655,833	51,324,976
Agility Global PLC	43,473,517	13,729,912
Agthia Group PJSC	3,873,953	4,271,556
Air Arabia PJSC	27,417,588	28,143,220
Ajman Bank PJSC	13,422,883	5,262,514
Aldar Properties PJSC	37,922,064	99,189,312
Amanat Holdings PJSC	27,554,335	8,477,218
Americana Restaurants International PLC - Foreign Co.	25,305,062	13,365,774
Apex Investment Co. PSC(a)	7,822,272	9,439,588
Dana Gas PJSC	49,680,150	10,185,043
Dubai Electricity & Water Authority PJSC	56,696,176	42,439,402
Dubai Financial Market PJSC	17,827,979	8,154,482
Dubai Investments PJSC	24,982,880	19,454,841
Dubai Islamic Bank PJSC	27,770,756	73,074,942
Emaar Development PJSC	9,993,137	40,076,638
Emaar Properties PJSC	63,205,003	247,781,543
Emirates Central Cooling Systems Corp.	20,073,929	9,072,468
Security	Shares	Value
United Arab Emirates (continued)
Emirates NBD Bank PJSC	18,281,040	$125,674,529
Emirates Telecommunications Group Co. PJSC	33,203,654	163,444,115
First Abu Dhabi Bank PJSC	42,125,249	190,265,526
Gulf Navigation Holding PJSC(a)	4,660,082	9,135,052
Multiply Group PJSC(a)	32,574,673	26,660,848
NMDC Energy	11,514,832	7,865,154
Parkin Co. PJSC	8,780,767	14,452,314
Phoenix Group PLC(a)	10,776,725	4,339,699
RAK Properties PJSC(a)	16,076,063	6,910,201
Salik Co. PJSC	18,466,077	33,182,077
Space42 PLC(a)	12,927,538	6,780,472
Taaleem Holdings PJSC	3,616,739	4,667,459
		1,563,379,077
United Kingdom — 0.1%
Metlen Energy & Metals PLC(a)	964,148	61,812,023
United States — 0.0%
Aura Minerals Inc.	312,940	9,139,712
Total Common Stocks — 98.0% (Cost: $72,077,789,544)		99,404,047,378
Preferred Stocks
Brazil — 1.0%
Alpargatas SA, Preference Shares, NVS	2,564,184	4,492,885
Banco ABC Brasil SA, Preference Shares, NVS	2,139,715	8,698,012
Banco Bradesco SA, Preference Shares, NVS	50,162,586	155,710,011
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	3,051,458	6,466,659
Banco Pan SA, Preference Shares, NVS	4,005,034	5,717,414
Bradespar SA, Preference Shares, NVS	2,354,835	7,114,213
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	2,517,841	22,160,586
Cia Energetica de Minas Gerais, Preference Shares, NVS	16,667,902	34,154,466
Cia Paranaense de Energia - Copel, Preference Shares, NVS	8,496,483	18,836,324
Cia. de Ferro Ligas da Bahia FERBASA, Preference Shares, NVS	2,444,896	2,904,014
Cia. De Sanena Do Parana, Preference Shares, NVS	1,793,854	2,216,738
Gerdau SA, Preference Shares, NVS	11,960,952	36,753,038
Itau Unibanco Holding SA, Preference Shares, NVS	50,360,524	357,512,024
Itausa SA, Preference Shares, NVS	53,822,683	111,380,895
Marcopolo SA, Preference Shares, NVS	8,675,918	14,833,638
Metalurgica Gerdau SA, Preference Shares, NVS	6,186,403	10,793,986
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	42,908,684	246,126,336
Unipar Carbocloro SA, Preference Shares, NVS	658,202	7,858,096
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	5,336,458	4,301,174
		1,058,030,509
Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	3,610,948	14,304,260
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,355,701	61,829,916
		76,134,176
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Colombia — 0.1%
Grupo Cibest SA, Preference Shares	4,478,666	$56,077,391
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	9,323,152	1,056,769
South Korea — 0.4%
Hyundai Motor Co.
Preference Shares, NVS	212,160	25,082,007
Series 2, Preference Shares, NVS	341,643	41,633,873
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,706,405	312,894,643
		379,610,523
Total Preferred Stocks — 1.6% (Cost: $1,268,625,307)		1,570,909,368
Rights
China — 0.0%
Kangmei Pharmaceutical Co. Ltd., NVS, (Expires 12/31/49)(d)	513,530	1
Total Rights — 0.0% (Cost: $—)		1
Total Long-Term Investments — 99.6% (Cost: $73,346,414,851)		100,974,956,747
Short-Term Securities
Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(g)(h)(i)	4,541,014,826	4,543,285,333
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(g)(h)	732,040,000	$732,040,000
Total Short-Term Securities — 5.2% (Cost: $5,273,559,106)		5,275,325,333
Total Investments — 104.8% (Cost: $78,619,973,957)		106,250,282,080
Liabilities in Excess of Other Assets — (4.8)%		(4,854,341,866)
Net Assets — 100.0%		$101,395,940,214

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $9,713,566, representing less than 0.05% of its net assets as of period end, and an original cost of $6,914,550.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Insti- tutional, SL Agency Shares	$3,027,086,874	$1,516,345,852 (a)	$—	$91,702	$(239,095)	$4,543,285,333	4,541,014,826	$83,342,863 (b)	$—
BlackRock Cash Funds: Trea- sury, SL Agency Shares	172,060,000	559,980,000 (a)	—	—	—	732,040,000	732,040,000	29,149,502	—
				$91,702	$(239,095)	$5,275,325,333		$112,492,365	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	5,504	09/19/25	$348,100	$1,569,553
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,569,553	$—	$—	$—	$1,569,553

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$22,593,148	$—	$—	$—	$22,593,148
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(5,758,560)	$—	$—	$—	$(5,758,560)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$362,469,490
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,402,159,674	$87,987,948,288	$13,939,416	$99,404,047,378
Preferred Stocks	1,190,242,076	380,667,292	—	1,570,909,368
Rights	—	—	1	1
Short-Term Securities
Money Market Funds	5,275,325,333	—	—	5,275,325,333
	$17,867,727,083	$88,368,615,580	$13,939,417	$106,250,282,080
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® Core MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,569,553	$—	$—	$1,569,553

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 6.3%
Ambev SA	89,082	$202,913
B3 SA - Brasil Bolsa Balcao	101,815	243,747
Banco Bradesco SA	30,618	81,545
Banco BTG Pactual SA	23,371	193,370
Banco do Brasil SA	32,298	127,420
BB Seguridade Participacoes SA	12,983	78,590
BRF SA	9,750	37,099
Caixa Seguridade Participacoes S/A	11,592	30,146
Centrais Eletricas Brasileiras SA	24,449	203,011
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	9,391	212,161
CPFL Energia SA	3,150	22,873
Embraer SA	13,999	196,745
Energisa SA	4,587	41,294
Eneva SA(a)	14,658	40,850
Engie Brasil Energia SA	3,780	27,845
Equatorial Energia SA	23,669	159,646
JBS NV(a)	7,350	119,144
Klabin SA	15,236	52,015
Localiza Rent a Car SA	18,040	119,250
Motiva Infraestrutura de Mobilidade SA	22,470	59,679
NU Holdings Ltd./Cayman Islands, Class A(a)	65,653	971,665
Petroleo Brasileiro SA - Petrobras	73,025	454,567
Porto Seguro SA	3,755	35,840
PRIO SA(a)	16,842	117,636
Raia Drogasil SA	24,444	79,123
Rede D'Or Sao Luiz SA(b)	15,750	114,337
Rumo SA	23,982	64,358
Suzano SA	13,219	127,878
Telefonica Brasil SA	16,240	101,450
TIM SA/Brazil	17,100	71,751
TOTVS SA	11,424	90,813
Ultrapar Participacoes SA	13,440	48,734
Vale SA	69,384	711,007
Vibra Energia SA	19,110	84,732
WEG SA	31,979	222,125
XP Inc., Class A	6,913	125,402
		5,670,761
China — 59.8%
360 Security Technology Inc., Class A	9,531	15,528
3SBio Inc.(b)	35,000	131,659
AAC Technologies Holdings Inc.	14,500	80,871
ACM Research Shanghai Inc., Class A	781	16,997
Advanced Micro-Fabrication Equipment Inc./China, Class A	867	26,081
AECC Aviation Power Co. Ltd., Class A	4,200	23,813
Agricultural Bank of China Ltd., Class A	92,400	91,109
Agricultural Bank of China Ltd., Class H	556,000	375,983
Aier Eye Hospital Group Co. Ltd., Class A	12,612	23,720
Air China Ltd., Class A(a)	16,800	17,814
Akeso Inc.(a)(b)	12,000	241,699
Alibaba Group Holding Ltd.	331,820	5,494,164
Alibaba Health Information Technology Ltd.(a)(c)	118,000	83,670
Aluminum Corp. of China Ltd., Class A	12,600	13,860
Aluminum Corp. of China Ltd., Class H	84,000	75,255
Anhui Conch Cement Co. Ltd., Class A	4,200	14,367
Anhui Conch Cement Co. Ltd., Class H	21,000	66,324
Anhui Gujing Distillery Co. Ltd., Class A	600	14,448
Anhui Gujing Distillery Co. Ltd., Class B	2,300	32,836
Anhui Jianghuai Automobile Group Corp. Ltd., Class A(a)	4,200	32,054
Security	Shares	Value
China (continued)
ANTA Sports Products Ltd.	25,240	$314,047
Autohome Inc., ADR	1,218	35,176
Avary Holding Shenzhen Co. Ltd., Class A	4,200	35,160
AviChina Industry & Technology Co. Ltd., Class H	42,000	23,870
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	8,400	10,415
Baidu Inc., Class A(a)	43,306	512,552
Bank of Beijing Co. Ltd., Class A	25,290	21,314
Bank of Changsha Co. Ltd., Class A	4,200	5,670
Bank of Chengdu Co. Ltd., Class A	4,200	10,894
Bank of China Ltd., Class A	46,200	35,829
Bank of China Ltd., Class H	1,373,000	753,604
Bank of Communications Co. Ltd., Class A	63,000	64,337
Bank of Communications Co. Ltd., Class H	168,200	145,841
Bank of Hangzhou Co. Ltd., Class A	8,499	18,945
Bank of Jiangsu Co. Ltd., Class A	21,060	32,037
Bank of Nanjing Co. Ltd., Class A	12,600	19,674
Bank of Ningbo Co. Ltd., Class A	8,410	33,334
Bank of Shanghai Co. Ltd., Class A	16,190	21,692
Baoshan Iron & Steel Co. Ltd., Class A	25,200	24,526
Beijing Enlight Media Co. Ltd., Class A	4,200	11,656
Beijing Enterprises Holdings Ltd.	8,500	35,395
Beijing Enterprises Water Group Ltd.	84,000	28,031
Beijing Kingsoft Office Software Inc., Class A	578	27,153
Beijing New Building Materials PLC, Class A	3,100	11,629
Beijing Tiantan Biological Products Corp. Ltd., Class A	5,020	14,133
Beijing Yanjing Brewery Co. Ltd., Class A	4,200	7,437
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	58,800	44,101
BeOne Medicines Ltd.(a)	16,886	401,701
Bilibili Inc., Class Z(a)	4,345	101,295
BOC Aviation Ltd.(b)	4,200	37,698
BOE Technology Group Co. Ltd., Class A	36,900	21,921
Bosideng International Holdings Ltd.	84,000	48,617
BYD Co. Ltd., Class A	6,300	100,792
BYD Co. Ltd., Class H	72,000	1,015,762
BYD Electronic International Co. Ltd.	14,500	77,086
C&D International Investment Group Ltd.	13,000	31,005
Caitong Securities Co. Ltd., Class A	8,420	10,252
Cambricon Technologies Corp. Ltd., Class A(a)	500	104,712
Capital Securities Co. Ltd., Class A	4,200	12,610
CCOOP Group Co. Ltd., Class A(a)	21,000	7,018
CGN Power Co. Ltd., Class A	15,900	8,571
CGN Power Co. Ltd., Class H(b)	210,000	79,346
Changchun High-Tech Industry Group Co. Ltd., Class A	710	10,275
Changjiang Securities Co. Ltd., Class A	8,400	10,086
Chaozhou Three-Circle Group Co. Ltd., Class A	4,200	26,029
Chifeng Jilong Gold Mining Co. Ltd., Class A	4,200	15,513
China CITIC Bank Corp. Ltd., Class H	168,000	150,220
China CITIC Financial Asset Management Co. Ltd., Class H(a)(b)	274,000	40,584
China Coal Energy Co. Ltd., Class H	42,000	51,041
China Communications Services Corp. Ltd., Class H	46,800	27,913
China Construction Bank Corp., Class A	25,156	31,803
China Construction Bank Corp., Class H	1,841,370	1,782,081
China CSSC Holdings Ltd., Class A	8,800	46,183
China Eastern Airlines Corp. Ltd., Class A(a)	25,321	14,473
China Energy Engineering Corp. Ltd., Class A	25,200	8,674
China Everbright Bank Co. Ltd., Class A	67,200	35,689
China Everbright Bank Co. Ltd., Class H	42,000	18,857
China Feihe Ltd.(b)	86,000	48,676
China Galaxy Securities Co. Ltd., Class A	12,600	32,752
China Galaxy Securities Co. Ltd., Class H	63,000	90,946
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
China Gas Holdings Ltd.	42,000	$42,062
China Great Wall Securities Co. Ltd., Class A	8,400	14,425
China Greatwall Technology Group Co. Ltd., Class A(a)	4,200	10,556
China Hongqiao Group Ltd.	54,500	179,390
China International Capital Corp. Ltd., Class A	4,200	22,733
China International Capital Corp. Ltd., Class H(b)	33,600	92,170
China Jushi Co. Ltd., Class A	2,373	5,204
China Life Insurance Co. Ltd., Class A	4,293	25,386
China Life Insurance Co. Ltd., Class H	144,000	447,943
China Literature Ltd.(a)(b)	8,400	44,062
China Longyuan Power Group Corp. Ltd., Class H	42,000	36,333
China Mengniu Dairy Co. Ltd.	60,000	118,128
China Merchants Bank Co. Ltd., Class A	23,400	141,012
China Merchants Bank Co. Ltd., Class H	76,956	478,334
China Merchants Energy Shipping Co. Ltd., Class A	8,400	7,657
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	8,400	12,282
China Merchants Port Holdings Co. Ltd.	22,000	42,304
China Merchants Securities Co. Ltd., Class A	10,650	28,371
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	9,581	12,314
China Minsheng Banking Corp. Ltd., Class A	54,600	35,276
China Minsheng Banking Corp. Ltd., Class H	105,000	59,874
China National Building Material Co. Ltd., Class H	66,942	48,641
China National Chemical Engineering Co. Ltd., Class A	9,400	10,378
China National Nuclear Power Co. Ltd., Class A	25,200	31,525
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	4,200	33,541
China Oilfield Services Ltd., Class H	36,000	32,798
China Overseas Land & Investment Ltd.	63,300	114,045
China Pacific Insurance Group Co. Ltd., Class A	8,400	47,565
China Pacific Insurance Group Co. Ltd., Class H	50,400	231,334
China Petroleum & Chemical Corp., Class A	37,800	30,308
China Petroleum & Chemical Corp., Class H	448,600	249,146
China Power International Development Ltd.	42,000	16,885
China Railway Group Ltd., Class A	38,400	30,645
China Railway Group Ltd., Class H	55,000	27,978
China Railway Signal & Communication Corp. Ltd., Class A	16,800	13,164
China Renewable Energy Investment Ltd., NVS(a)(d)	7,709	—
China Resources Beer Holdings Co. Ltd.	32,500	117,735
China Resources Gas Group Ltd.	16,800	43,362
China Resources Land Ltd.	65,944	260,836
China Resources Microelectronics Ltd., Class A	1,600	11,771
China Resources Mixc Lifestyle Services Ltd.(b)	16,800	84,269
China Resources Pharmaceutical Group Ltd.(b)	21,000	13,174
China Resources Power Holdings Co. Ltd.	42,200	97,447
China Ruyi Holdings Ltd.(a)(c)	168,000	62,192
China Shenhua Energy Co. Ltd., Class A	8,800	46,318
China Shenhua Energy Co. Ltd., Class H	63,500	285,358
China Southern Airlines Co. Ltd., Class A(a)	16,800	14,246
China State Construction Engineering Corp. Ltd., Class A	50,400	39,580
China State Construction International Holdings Ltd.	40,000	54,833
China Taiping Insurance Holdings Co. Ltd.	25,240	52,735
China Three Gorges Renewables Group Co. Ltd., Class A	29,400	17,547
China Tourism Group Duty Free Corp. Ltd., Class A	2,000	19,473
China Tower Corp. Ltd., Class H(b)	84,000	126,896
China United Network Communications Ltd., Class A	37,900	30,345
China Vanke Co. Ltd., Class A(a)	12,638	12,053
China Vanke Co. Ltd., Class H(a)	42,001	28,786
China XD Electric Co. Ltd., Class A	4,400	4,054
Security	Shares	Value
China (continued)
China Yangtze Power Co. Ltd., Class A	29,456	$116,212
China Zheshang Bank Co. Ltd., Class A	21,140	9,619
Chongqing Changan Automobile Co. Ltd., Class A	6,952	12,272
Chongqing Rural Commercial Bank Co. Ltd., Class A	12,600	11,131
Chongqing Rural Commercial Bank Co. Ltd., Class H	42,000	31,070
Chongqing Zhifei Biological Products Co. Ltd., Class A	4,250	13,427
Chow Tai Fook Jewellery Group Ltd.(c)	42,000	78,923
CITIC Ltd.	84,000	120,593
Citic Pacific Special Steel Group Co. Ltd., Class A	4,200	7,706
CITIC Securities Co. Ltd., Class A	18,675	82,572
CITIC Securities Co. Ltd., Class H	30,550	113,152
CMOC Group Ltd., Class A	25,200	43,783
CMOC Group Ltd., Class H	69,000	106,154
CNPC Capital Co. Ltd., Class A	12,600	22,440
Contemporary Amperex Technology Co. Ltd., Class A	5,140	220,848
Contemporary Amperex Technology Co. Ltd., Class H(c)	1,600	87,003
Cosco Shipping Energy Transportation Co. Ltd., Class A	3,500	5,088
Cosco Shipping Holdings Co. Ltd., Class A	14,770	31,680
Cosco Shipping Holdings Co. Ltd., Class H	42,349	73,792
CRRC Corp. Ltd., Class A	29,400	31,669
CRRC Corp. Ltd., Class H	84,000	67,702
CSC Financial Co. Ltd., Class A	4,200	16,728
CSPC Innovation Pharmaceutical Co. Ltd., Class A	3,548	26,603
CSPC Pharmaceutical Group Ltd.	172,160	223,798
Daqin Railway Co. Ltd., Class A	21,000	18,614
Dongfang Electric Corp. Ltd., Class A	4,200	11,665
Dongxing Securities Co. Ltd., Class A	8,499	14,577
East Money Information Co. Ltd., Class A	21,088	85,603
Eastroc Beverage Group Co. Ltd., Class A	910	39,469
ENN Energy Holdings Ltd.	16,800	135,981
ENN Natural Gas Co. Ltd., Class A	4,200	11,089
Eoptolink Technology Inc. Ltd., Class A	1,200	59,765
Eve Energy Co. Ltd., Class A	4,400	35,318
Everbright Securities Co. Ltd., Class A	6,297	17,727
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	16,800	6,535
Far East Horizon Ltd.	42,000	40,139
Focus Media Information Technology Co. Ltd., Class A	18,739	21,863
Foshan Haitian Flavouring & Food Co. Ltd., Class A	5,841	34,020
Fosun International Ltd.	42,000	28,609
Founder Securities Co. Ltd., Class A	12,600	15,285
Foxconn Industrial Internet Co. Ltd., Class A	16,800	126,789
Fuyao Glass Industry Group Co. Ltd., Class A	2,225	20,511
Fuyao Glass Industry Group Co. Ltd., Class H(b)	12,400	109,430
Ganfeng Lithium Group Co. Ltd., Class A	4,200	23,543
GCL Technology Holdings Ltd.(a)	462,000	74,353
GD Power Development Co. Ltd., Class A	19,500	13,121
GDS Holdings Ltd., Class A(a)	20,200	87,526
Geely Automobile Holdings Ltd.	126,000	317,815
GEM Co. Ltd., Class A	4,499	4,705
Genscript Biotech Corp.(a)(c)	26,000	57,741
GF Securities Co. Ltd., Class A	8,400	25,807
Giant Biogene Holding Co. Ltd.(b)	8,400	58,507
GigaDevice Semiconductor Inc., Class A	1,400	31,252
GoerTek Inc., Class A	4,200	21,594
Goldwind Science & Technology Co. Ltd., Class A	5,653	9,071
Gotion High-tech Co. Ltd., Class A	4,200	21,516
Great Wall Motor Co. Ltd., Class A	4,200	15,247
Great Wall Motor Co. Ltd., Class H	42,000	100,702
Gree Electric Appliances Inc. of Zhuhai, Class A	4,200	25,136
GRG Banking Equipment Co. Ltd., Class A	8,400	16,911
Guangdong Investment Ltd.	58,000	54,553
Guanghui Energy Co. Ltd., Class A	12,600	9,377

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Guangzhou Haige Communications Group Inc. Co., Class A	8,400	$17,240
Guangzhou Tinci Materials Technology Co. Ltd., Class A	3,000	9,066
Guosen Securities Co. Ltd., Class A	8,400	17,487
Guotai Haitong Securities Co. Ltd.	15,282	45,012
Guotai Haitong Securities Co. Ltd., Class H(b)	37,928	79,650
Guoyuan Securities Co. Ltd., Class A	8,420	10,927
H World Group Ltd., ADR	3,639	134,097
Haidilao International Holding Ltd.(b)	32,000	57,153
Haier Smart Home Co. Ltd., Class A	8,479	31,269
Haier Smart Home Co. Ltd., Class A	42,000	142,621
Hainan Airlines Holding Co. Ltd., Class A(a)	50,400	11,262
Hainan Airport Infrastructure Co. Ltd., Class A	16,800	9,225
Haitian International Holdings Ltd.	12,000	34,018
Hangzhou First Applied Material Co. Ltd., Class A	4,440	9,354
Hansoh Pharmaceutical Group Co. Ltd.(b)	24,000	111,485
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	4,200	11,388
Henan Shuanghui Investment & Development Co. Ltd., Class A	4,200	14,877
Hengan International Group Co. Ltd.	14,000	44,665
Hengli Petrochemical Co. Ltd., Class A	8,400	20,778
Hengtong Optic-Electric Co. Ltd., Class A	4,200	12,074
Hithink RoyalFlush Information Network Co. Ltd., Class A	600	34,798
HLA Group Corp. Ltd., Class A	4,200	4,111
Horizon Robotics(a)	79,800	99,391
Hua Hong Semiconductor Ltd.(a)(b)	11,345	78,548
Huadian Power International Corp. Ltd., Class A	9,000	6,702
Huadong Medicine Co. Ltd., Class A	2,900	18,036
Huafon Chemical Co. Ltd., Class A	8,400	9,486
Huaibei Mining Holdings Co. Ltd., Class A	4,200	7,354
Hualan Biological Engineering Inc., Class A	5,950	14,287
Huaneng Power International Inc., Class A	7,700	7,983
Huaneng Power International Inc., Class H	84,000	60,356
Huatai Securities Co. Ltd., Class A	8,400	25,579
Huatai Securities Co. Ltd., Class H(b)	25,200	64,268
Huaxia Bank Co. Ltd., Class A	16,800	17,860
Huayu Automotive Systems Co. Ltd., Class A	4,299	11,548
Huizhou Desay Sv Automotive Co. Ltd., Class A	1,700	30,313
Humanwell Healthcare Group Co. Ltd., Class A	4,200	12,027
Hundsun Technologies Inc., Class A	3,100	16,321
Hygon Information Technology Co. Ltd., Class A	2,729	74,483
IEIT Systems Co. Ltd., Class A	1,983	18,694
Iflytek Co. Ltd., Class A	3,129	23,447
Industrial & Commercial Bank of China Ltd., Class A	74,300	77,549
Industrial & Commercial Bank of China Ltd., Class H	1,260,050	937,355
Industrial Bank Co. Ltd., Class A	25,200	79,321
Industrial Securities Co. Ltd., Class A	12,600	12,054
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	63,000	24,679
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	4,200	12,220
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	8,400	6,598
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,400	33,726
Inner Mongolia Yitai Coal Co. Ltd., Class B	17,000	34,416
Innovent Biologics Inc.(a)(b)	28,000	349,943
J&T Global Express Ltd.(a)	50,400	67,698
JA Solar Technology Co. Ltd., Class A(a)	4,800	8,534
JCET Group Co. Ltd., Class A	2,400	13,446
JD Health International Inc.(a)(b)	21,000	171,129
JD Logistics Inc.(a)(b)	37,800	62,805
JD.com Inc., Class A	48,320	748,726
Jiangsu Eastern Shenghong Co. Ltd., Class A(a)	8,400	11,596
Security	Shares	Value
China (continued)
Jiangsu Expressway Co. Ltd., Class H	18,000	$21,248
Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,400	17,541
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	8,568	79,631
Jiangsu King's Luck Brewery JSC Ltd., Class A	2,200	13,380
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	4,200	6,654
Jiangsu Yanghe Distillery Co. Ltd., Class A	1,900	19,727
Jiangsu Zhongtian Technology Co. Ltd., Class A	4,200	9,579
Jiangxi Copper Co. Ltd., Class A	4,200	16,460
Jiangxi Copper Co. Ltd., Class H	12,000	35,335
Jinduicheng Molybdenum Co. Ltd., Class A	4,200	8,853
Jinko Solar Co. Ltd., Class A(a)	16,800	13,376
Kanzhun Ltd., ADR(a)	7,147	168,812
KE Holdings Inc., Class A	40,962	240,130
Kingdee International Software Group Co. Ltd.(a)	54,000	114,095
Kingsoft Corp. Ltd.	17,000	74,881
Kuaishou Technology(a)(b)	50,800	497,908
Kunlun Energy Co. Ltd.	84,000	78,192
Kweichow Moutai Co. Ltd., Class A	1,500	312,030
Laopu Gold Co. Ltd., Class H	500	45,852
Legend Biotech Corp., ADR(a)	1,260	43,760
Lenovo Group Ltd.	134,000	192,368
Lens Technology Co. Ltd., Class A	9,200	40,101
Li Auto Inc., Class A(a)	23,818	279,099
Li Ning Co. Ltd.	42,000	102,847
Lingyi iTech Guangdong Co., Class A	12,600	27,430
Longfor Group Holdings Ltd.(b)	42,000	57,592
LONGi Green Energy Technology Co. Ltd., Class A(a)	12,648	30,500
Luxshare Precision Industry Co. Ltd., Class A	8,902	57,407
Luzhou Laojiao Co. Ltd., Class A	1,600	30,846
Mango Excellent Media Co. Ltd., Class A	3,200	11,722
Maxscend Microelectronics Co. Ltd., Class A	1,400	16,251
Meitu Inc.(b)	66,500	101,324
Meituan, Class B(a)(b)	96,860	1,290,072
Metallurgical Corp. of China Ltd., Class A	21,000	10,057
Midea Group Co. Ltd., Class A	4,100	42,432
Midea Group Co. Ltd., Class H	8,400	88,545
MINISO Group Holding Ltd.	8,420	51,398
MMG Ltd.(a)	84,000	56,122
Montage Technology Co. Ltd., Class A	1,350	23,289
Muyuan Foods Co. Ltd., Class A	8,478	65,487
NARI Technology Co. Ltd., Class A	9,188	28,086
NAURA Technology Group Co. Ltd., Class A	810	42,333
NetEase Cloud Music Inc.(a)(b)	1,700	61,305
NetEase Inc.	33,675	923,395
New China Life Insurance Co. Ltd., Class A	2,200	21,089
New China Life Insurance Co. Ltd., Class H	18,100	112,617
New Oriental Education & Technology Group Inc.	25,230	120,724
Ninestar Corp., Class A(a)	2,500	8,762
Ningbo Sanxing Medical Electric Co. Ltd., Class A	4,400	14,228
Ningbo Tuopu Group Co. Ltd., Class A	4,200	36,757
Ningxia Baofeng Energy Group Co. Ltd., Class A	9,100	22,167
NIO Inc., Class A(a)	30,242	193,685
Nongfu Spring Co. Ltd., Class H(b)	42,000	271,661
OFILM Group Co. Ltd., Class A(a)	4,400	8,193
OmniVision Integrated Circuits Group Inc.	1,475	29,614
Orient Overseas International Ltd.	2,500	43,806
Orient Securities Co. Ltd., Class A	8,788	14,190
PDD Holdings Inc., ADR(a)	13,927	1,674,304
People's Insurance Co. Group of China Ltd. (The), Class A	12,600	15,891
People's Insurance Co. Group of China Ltd. (The), Class H	168,000	151,067
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
PetroChina Co. Ltd., Class A	16,100	$19,716
PetroChina Co. Ltd., Class H	430,000	416,372
PICC Property & Casualty Co. Ltd., Class H	130,322	314,958
Ping An Bank Co. Ltd., Class A	21,000	35,552
Ping An Insurance Group Co. of China Ltd., Class A	12,600	106,019
Ping An Insurance Group Co. of China Ltd., Class H	133,000	968,326
Piotech Inc., Class A	599	15,967
Poly Developments and Holdings Group Co. Ltd., Class A	12,600	14,089
Pop Mart International Group Ltd.(b)	10,400	432,301
Postal Savings Bank of China Co. Ltd., Class A	29,400	24,948
Postal Savings Bank of China Co. Ltd., Class H(b)	168,000	116,996
Power Construction Corp. of China Ltd., Class A	21,000	17,465
Qfin Holdings Inc.	1,890	55,037
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	4,200	11,971
Range Intelligent Computing Technology Group Co. Ltd., Class A	200	1,657
Rongsheng Petrochemical Co. Ltd., Class A	9,850	13,865
SAIC Motor Corp. Ltd., Class A	8,400	22,132
Sany Heavy Industry Co. Ltd., Class A	12,653	37,355
Satellite Chemical Co. Ltd., Class A	4,200	11,837
SDIC Capital Co. Ltd., Class A	8,400	9,839
SDIC Power Holdings Co. Ltd., Class A	8,400	16,910
Seres Group Co. Ltd., Class A	2,700	51,837
SF Holding Co. Ltd., Class A	5,600	35,061
Shaanxi Coal Industry Co. Ltd., Class A	11,705	33,497
Shandong Gold Mining Co. Ltd., Class A	2,880	13,614
Shandong Gold Mining Co. Ltd., Class H(b)	11,000	42,021
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	2,040	7,859
Shandong Nanshan Aluminum Co. Ltd., Class A	16,800	9,575
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	50,400	38,085
Shanghai Baosight Software Co. Ltd., Class A	4,220	15,007
Shanghai Electric Group Co. Ltd., Class A(a)	15,900	19,793
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	4,600	18,618
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,200	11,008
Shanghai Pudong Development Bank Co. Ltd., Class A	37,800	72,367
Shanghai Putailai New Energy Technology Co. Ltd., Class A	4,200	13,217
Shanghai RAAS Blood Products Co. Ltd., Class A	13,000	12,563
Shanghai Rural Commercial Bank Co. Ltd., Class A	12,600	15,393
Shanghai United Imaging Healthcare Co. Ltd., Class A	1,215	24,186
Shanjin International Gold Co. Ltd., Class A	4,200	11,623
Shanxi Coking Coal Energy Group Co. Ltd., Class A	3,500	3,470
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	3,652	6,654
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,360	38,624
Shenergy Co. Ltd., Class A	8,400	9,531
Shengyi Technology Co. Ltd., Class A	2,500	18,638
Shenwan Hongyuan Group Co. Ltd., Class A	31,494	24,143
Shenzhen Inovance Technology Co. Ltd., Class A	1,497	15,778
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,400	47,754
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	800	7,012
Shenzhen Transsion Holdings Co. Ltd., Class A	1,297	16,392
Shenzhou International Group Holdings Ltd.	16,800	133,677
Sichuan Changhong Electric Co. Ltd., Class A	8,400	13,492
Sichuan Chuantou Energy Co. Ltd., Class A	8,405	17,576
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H(a)	900	52,444
Sichuan Road & Bridge Group Co. Ltd., Class A	9,788	11,903
Sino Biopharmaceutical Ltd.	185,000	194,059
Security	Shares	Value
China (continued)
Sinopharm Group Co. Ltd., Class H	16,800	$40,485
Sinotruk Hong Kong Ltd.	13,500	39,361
Smoore International Holdings Ltd.(b)(c)	42,000	102,270
SooChow Securities Co. Ltd., Class A	12,652	17,954
Sungrow Power Supply Co. Ltd., Class A	2,450	34,354
Sunny Optical Technology Group Co. Ltd.	12,700	136,789
TAL Education Group, ADR(a)	7,812	82,963
TBEA Co. Ltd., Class A	6,660	13,247
TCL Technology Group Corp., Class A	31,650	20,647
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	10,550	12,417
Tencent Holdings Ltd.	124,224	9,620,460
Tencent Music Entertainment Group, ADR	11,261	276,120
Tianfeng Securities Co. Ltd., Class A(a)	17,200	14,109
Tianqi Lithium Corp., Class A(a)	3,600	22,222
Tianshan Aluminum Group Co. Ltd., Class A	8,400	11,900
Tianshui Huatian Technology Co. Ltd., Class A	10,900	18,131
Tingyi Cayman Islands Holding Corp.	38,000	54,002
Tongcheng Travel Holdings Ltd.	27,200	76,954
TongFu Microelectronics Co. Ltd., Class A	2,800	13,017
Tongling Nonferrous Metals Group Co. Ltd., Class A	21,000	13,309
Tongwei Co. Ltd., Class A(a)	5,895	18,237
TravelSky Technology Ltd., Class H	18,000	25,188
Trina Solar Co. Ltd., Class A(a)	3,100	7,210
Trip.com Group Ltd.	11,950	884,626
Tsingtao Brewery Co. Ltd., Class H	12,000	78,036
Unigroup Guoxin Microelectronics Co. Ltd., Class A	1,100	12,589
Unisplendour Corp. Ltd., Class A	2,980	11,675
Victory Giant Technology Huizhou Co. Ltd., Class A	1,000	37,261
Vipshop Holdings Ltd., ADR	6,678	111,790
Wanhua Chemical Group Co. Ltd., Class A	4,200	40,464
Want Want China Holdings Ltd.	84,000	58,403
Weichai Power Co. Ltd., Class A	4,200	8,932
Weichai Power Co. Ltd., Class H	44,100	92,706
Wens Foodstuff Group Co. Ltd., Class A	6,040	15,436
Western Mining Co. Ltd., Class A	4,356	11,423
Western Securities Co. Ltd., Class A	8,400	10,556
Wingtech Technology Co. Ltd., Class A(a)	2,300	14,023
Wintime Energy Group Co. Ltd., Class A	29,400	5,986
Wuhan Guide Infrared Co. Ltd., Class A(a)	13,224	23,326
Wuliangye Yibin Co. Ltd., Class A	4,500	81,881
WUS Printed Circuit Kunshan Co. Ltd., Class A	3,160	30,337
WuXi AppTec Co. Ltd., Class A	4,228	61,242
WuXi AppTec Co. Ltd., Class H(b)	6,787	94,576
Wuxi Biologics Cayman Inc.(a)(b)	63,000	271,018
WuXi XDC Cayman Inc.(a)	6,000	43,750
XCMG Construction Machinery Co. Ltd., Class A	15,200	20,397
Xiaomi Corp., Class B(a)(b)	336,400	2,295,878
Xinyi Solar Holdings Ltd.(c)	96,000	41,805
XPeng Inc., Class A(a)	23,326	246,268
Yadea Group Holdings Ltd.(b)	24,000	41,862
Yankuang Energy Group Co. Ltd., Class A	6,460	11,754
Yankuang Energy Group Co. Ltd., Class H	55,900	65,026
Yifeng Pharmacy Chain Co. Ltd., Class A	820	2,735
Yonghui Superstores Co. Ltd., Class A(a)	12,600	9,187
Yonyou Network Technology Co. Ltd., Class A(a)	4,530	10,483
Yum China Holdings Inc.	7,415	331,599
Yunnan Aluminium Co. Ltd., Class A	4,375	11,902
Yunnan Baiyao Group Co. Ltd., Class A	4,208	34,033
Yutong Bus Co. Ltd., Class A	4,200	16,294
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	900	26,452

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Zhaojin Mining Industry Co. Ltd., Class H	42,000	$131,923
Zhejiang China Commodities City Group Co. Ltd., Class A	4,200	13,285
Zhejiang Chint Electrics Co. Ltd., Class A	4,200	16,162
Zhejiang Dahua Technology Co. Ltd., Class A	4,200	11,456
Zhejiang Expressway Co. Ltd., Class H	30,000	26,512
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	2,300	9,741
Zhejiang Juhua Co. Ltd., Class A	4,200	22,808
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	9,400	78,460
Zhejiang Longsheng Group Co. Ltd., Class A	4,200	6,227
Zhejiang NHU Co. Ltd., Class A	4,243	14,834
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	4,200	18,776
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	4,200	11,141
Zhejiang Weiming Environment Protection Co. Ltd., Class A	4,200	11,369
Zhejiang Zheneng Electric Power Co. Ltd., Class A	12,600	8,986
Zheshang Securities Co. Ltd., Class A	5,200	8,820
Zhongji Innolight Co. Ltd., Class A	1,240	61,568
Zhongjin Gold Corp. Ltd., Class A	4,200	9,507
Zhongtai Securities Co. Ltd., Class A	11,900	12,046
Zhuzhou CRRC Times Electric Co. Ltd., Class H	8,400	42,939
Zijin Mining Group Co. Ltd., Class A	21,000	68,415
Zijin Mining Group Co. Ltd., Class H	113,000	375,213
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	11,500	11,865
ZTE Corp., Class A	4,200	26,796
ZTE Corp., Class H(c)	16,848	76,148
ZTO Express Cayman Inc.	8,490	153,978
		54,306,152
India — 31.5%
ABB India Ltd.	1,050	59,561
Adani Enterprises Ltd.	2,982	75,906
Adani Ports & Special Economic Zone Ltd.	10,458	155,800
Adani Power Ltd.(a)	11,285	76,944
Alkem Laboratories Ltd.	832	50,004
Ambuja Cements Ltd.	12,096	77,305
APL Apollo Tubes Ltd.	3,495	63,613
Apollo Hospitals Enterprise Ltd.	2,006	173,231
Ashok Leyland Ltd.	58,800	84,602
Asian Paints Ltd.	6,413	183,191
Astral Ltd.	2,496	38,515
AU Small Finance Bank Ltd.(b)	7,084	57,681
Aurobindo Pharma Ltd.	4,746	55,297
Avenue Supermarts Ltd.(a)(b)	3,108	167,652
Axis Bank Ltd.	44,051	522,288
Bajaj Auto Ltd.	1,260	123,312
Bajaj Finance Ltd.	54,132	539,247
Bajaj Finserv Ltd.	7,522	163,280
Bajaj Holdings & Investment Ltd.	546	79,041
Balkrishna Industries Ltd.	1,495	38,857
Bank of Baroda	20,202	53,368
Bharat Electronics Ltd.	72,036	301,852
Bharat Forge Ltd.	5,027	63,105
Bharat Heavy Electricals Ltd.	20,832	49,151
Bharat Petroleum Corp. Ltd.	29,820	104,257
Bharti Airtel Ltd.	49,827	1,068,025
Bosch Ltd.	143	64,834
Britannia Industries Ltd.	2,058	135,858
BSE Ltd.	2,331	55,447
Canara Bank	36,498	42,982
CG Power & Industrial Solutions Ltd.	12,867	101,416
Security	Shares	Value
India (continued)
Cholamandalam Investment and Finance Co. Ltd.	8,232	$132,784
Cipla Ltd.	10,806	194,781
Coal India Ltd.	35,271	149,894
Colgate-Palmolive India Ltd.	2,509	66,369
Container Corp. of India Ltd.	5,554	33,208
Coromandel International Ltd.	2,478	64,868
Cummins India Ltd.	2,688	116,555
Dabur India Ltd.	9,996	59,072
Divi's Laboratories Ltd.	2,377	165,202
Dixon Technologies India Ltd.	714	135,262
DLF Ltd.	14,457	121,206
Dr Reddy's Laboratories Ltd.	11,172	159,773
Eicher Motors Ltd.	2,721	188,300
Eternal Ltd.(a)	47,401	168,891
FSN E-Commerce Ventures Ltd.(a)	24,066	62,790
GAIL India Ltd.	44,899	88,170
GMR Airports Infrastructure Ltd.(a)	51,324	50,146
Godrej Consumer Products Ltd.	7,686	108,328
Godrej Properties Ltd.(a)	2,825	62,404
Grasim Industries Ltd.	5,379	169,278
Havells India Ltd.	4,395	76,110
HCL Technologies Ltd.	18,522	305,402
HDFC Asset Management Co. Ltd.(b)	1,848	114,489
HDFC Bank Ltd.	222,668	2,403,350
HDFC Life Insurance Co. Ltd.(b)	18,577	162,727
Hero MotoCorp Ltd.	2,328	134,245
Hindalco Industries Ltd.	25,795	206,137
Hindustan Aeronautics Ltd.	3,919	192,696
Hindustan Petroleum Corp. Ltd.	18,858	80,418
Hindustan Unilever Ltd.	15,792	476,218
Hitachi Energy India Ltd.	259	56,207
Hyundai Motor India Ltd.	3,108	86,807
ICICI Bank Ltd.	102,310	1,621,088
ICICI Lombard General Insurance Co. Ltd.(b)	4,578	95,584
ICICI Prudential Life Insurance Co. Ltd.(b)	6,846	46,561
IDFC First Bank Ltd.	71,324	54,978
Indian Hotels Co. Ltd., Class A	16,907	145,494
Indian Oil Corp. Ltd.	53,844	83,437
Indian Railway Catering & Tourism Corp. Ltd.	4,935	38,742
Indus Towers Ltd.(a)	25,690	98,700
IndusInd Bank Ltd.(a)	11,298	94,686
Info Edge India Ltd.	7,504	115,556
Infosys Ltd.	64,313	1,078,721
InterGlobe Aviation Ltd.(b)	3,796	243,367
ITC Ltd.	56,774	263,900
Jindal Stainless Ltd.	6,804	58,906
Jindal Steel Ltd.	7,056	75,694
Jio Financial Services Ltd.	55,197	195,274
JSW Energy Ltd.	8,585	47,568
JSW Steel Ltd.	12,096	141,005
Jubilant Foodworks Ltd.	6,972	49,633
Kalyan Jewellers India Ltd.	8,234	47,118
Kotak Mahindra Bank Ltd.	21,151	470,425
Larsen & Toubro Ltd.	13,020	531,594
Lodha Developers Ltd.(b)	5,779	78,231
LTIMindtree Ltd.(b)	1,454	84,587
Lupin Ltd.	4,369	93,964
Mahindra & Mahindra Ltd.	18,222	661,163
Mankind Pharma Ltd.	2,520	70,680
Marico Ltd.	9,786	80,503
Maruti Suzuki India Ltd.	2,413	404,968
Max Healthcare Institute Ltd.	15,309	200,301
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Mphasis Ltd.	2,061	$65,026
MRF Ltd.	42	67,119
Muthoot Finance Ltd.	2,436	72,947
Nestle India Ltd.	12,606	165,345
NHPC Ltd.	57,759	50,613
NMDC Ltd.	59,850	46,753
NTPC Ltd.	84,000	312,133
Oberoi Realty Ltd.	2,479	45,304
Oil & Natural Gas Corp. Ltd.	60,954	161,550
Oil India Ltd.	9,660	42,770
Oracle Financial Services Software Ltd.	462	43,455
Page Industries Ltd.	126	63,380
PB Fintech Ltd.(a)	7,014	140,857
Persistent Systems Ltd.	2,198	132,073
Petronet LNG Ltd.	14,406	44,013
Phoenix Mills Ltd. (The)	3,948	67,396
PI Industries Ltd.	1,470	61,625
Pidilite Industries Ltd.	2,982	103,129
Polycab India Ltd.	1,053	84,746
Power Finance Corp. Ltd.	29,445	126,804
Power Grid Corp. of India Ltd.	89,442	279,507
Prestige Estates Projects Ltd.	3,435	60,880
Punjab National Bank	42,714	48,887
Rail Vikas Nigam Ltd.	10,332	35,450
REC Ltd.	25,788	102,444
Reliance Industries Ltd.	117,792	1,814,070
Samvardhana Motherson International Ltd.	90,412	95,014
SBI Cards & Payment Services Ltd.	5,628	51,257
SBI Life Insurance Co. Ltd.(b)	8,736	178,807
Shree Cement Ltd.	179	59,414
Shriram Finance Ltd.	27,552	181,460
Siemens Ltd.	1,848	64,201
Solar Industries India Ltd.	546	85,345
SRF Ltd.	2,604	83,757
State Bank of India	34,152	310,869
Sun Pharmaceutical Industries Ltd.	18,452	333,813
Sundaram Finance Ltd.	1,260	64,263
Supreme Industries Ltd.	1,260	63,876
Suzlon Energy Ltd.(a)	190,169	121,927
Swiggy Ltd.(a)	16,897	78,565
Tata Communications Ltd.	2,109	37,034
Tata Consultancy Services Ltd.	17,375	607,630
Tata Consumer Products Ltd.	11,321	136,783
Tata Elxsi Ltd.	716	42,490
Tata Motors Ltd.	38,832	294,656
Tata Power Co. Ltd. (The)	31,164	132,316
Tata Steel Ltd.	144,564	253,452
Tech Mahindra Ltd.	10,542	176,923
Titan Co. Ltd.	6,888	283,541
Torrent Pharmaceuticals Ltd.	2,268	91,505
Torrent Power Ltd.	3,360	46,781
Trent Ltd.	3,519	211,508
Tube Investments of India Ltd.	2,016	67,684
TVS Motor Co. Ltd.	4,746	176,372
UltraTech Cement Ltd.	2,297	329,253
Union Bank of India Ltd.	30,450	43,115
United Spirits Ltd.	5,502	81,831
UPL Ltd.	8,619	69,982
Varun Beverages Ltd.	26,040	143,927
Vedanta Ltd.	26,840	128,127
Vishal Mega Mart Ltd.(a)	35,958	60,888
Vodafone Idea Ltd.(a)	512,652	37,798
Security	Shares	Value
India (continued)
Voltas Ltd.	4,620	$71,980
WAAREE Energies Ltd.(a)	1,668	64,461
Wipro Ltd.	51,132	144,576
Yes Bank Ltd.(a)	274,512	59,487
Zydus Lifesciences Ltd.	4,998	55,666
		28,550,747
Russia — 0.0%
Alrosa PJSC(a)(d)	83,790	10
Mobile TeleSystems PJSC(a)(d)	16,644	2
Moscow Exchange MICEX-RTS PJSC(a)(d)	41,040	5
Ozon Holdings PLC, ADR(a)(d)	1,881	—
PhosAgro PJSC(a)(d)	28	—
PhosAgro PJSC, GDR(a)(d)(e)	1	—
Polyus PJSC(a)(d)	10,830	—
Rosneft Oil Co. PJSC(a)(d)	37,278	5
Sberbank of Russia PJSC(a)(d)	331,170	41
Severstal PAO(a)(d)	6,669	1
TCS Group Holding PLC, GDR(a)(d)(e)	3,884	1
United Co. RUSAL International PJSC(a)(d)	95,760	12
VK Co. Ltd.(a)(d)(e)	4,446	1
VTB Bank PJSC(a)(d)	30,668	—
X5 Retail Group NV, GDR(a)(d)(e)	2,622	—
		78
Total Common Stocks — 97.6% (Cost: $82,807,312)		88,527,738
Preferred Stocks
Brazil — 2.2%
Banco Bradesco SA, Preference Shares, NVS	103,104	320,046
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	4,116	36,227
Cia Energetica de Minas Gerais, Preference Shares, NVS	31,122	63,772
Cia Paranaense de Energia - Copel, Preference Shares, NVS	24,360	54,005
Gerdau SA, Preference Shares, NVS	24,088	74,016
Itau Unibanco Holding SA, Preference Shares, NVS	104,327	740,623
Itausa SA, Preference Shares, NVS	118,204	244,612
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	88,270	506,321
		2,039,622
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	18,984	2,152
Total Preferred Stocks — 2.2% (Cost: $1,246,411)		2,041,774
Rights
China — 0.0%
Kangmei Pharmaceutical Co. Ltd., NVS, (Expires 12/31/49)(d)	2,185	—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.8% (Cost: $84,053,723)		90,569,512

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	595,983	$596,281
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	1,560,000	1,560,000
Total Short-Term Securities — 2.4% (Cost: $2,156,162)		2,156,281
Total Investments — 102.2% (Cost: $86,209,885)		92,725,793
Liabilities in Excess of Other Assets — (2.2)%		(1,975,229)
Net Assets — 100.0%		$90,750,564

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$408,673	$187,591 (a)	$—	$302	$(285)	$596,281	595,983	$8,379 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	730,000	830,000 (a)	—	—	—	1,560,000	1,560,000	70,315	—
				$302	$(285)	$2,156,281		$78,694	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	1	09/19/25	$34	$2,051
MSCI Emerging Markets Index	1	09/19/25	63	(292)
				$1,759
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,051	$—	$—	$—	$2,051
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$292	$—	$—	$—	$292

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$50,601	$—	$—	$—	$50,601
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,010)	$—	$—	$—	$(3,010)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$177,380
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$9,088,528	$79,439,132	$78	$88,527,738
Preferred Stocks	2,039,622	2,152	—	2,041,774
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	2,156,281	—	—	2,156,281
	$13,284,431	$79,441,284	$78	$92,725,793
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$2,051	$—	$2,051

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI BIC ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(292)	$—	$—	$(292)
	$(292)	$2,051	$—	$1,759

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
China — 38.2%
360 Security Technology Inc., Class A	70,699	$115,183
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	66,176	182,938
3SBio Inc.(a)	330,000	1,241,358
AAC Technologies Holdings Inc.	165,500	923,050
ACM Research Shanghai Inc., Class A	1,401	30,490
Advanced Micro-Fabrication Equipment Inc./China, Class A	2,483	74,693
AECC Aviation Power Co. Ltd., Class A	36,000	204,115
Agricultural Bank of China Ltd., Class A	973,500	959,896
Agricultural Bank of China Ltd., Class H	5,280,000	3,570,487
Aier Eye Hospital Group Co. Ltd., Class A	132,226	248,689
Air China Ltd., Class A(b)	150,000	159,054
Akeso Inc.(a)(b)(c)	119,000	2,396,845
Alibaba Group Holding Ltd.	3,297,020	54,590,948
Alibaba Health Information Technology Ltd.(b)(c)	990,000	701,977
Aluminum Corp. of China Ltd., Class A	201,600	221,759
Aluminum Corp. of China Ltd., Class H	660,000	591,285
Amlogic Shanghai Co. Ltd., Class A(b)	2,875	40,351
Anhui Conch Cement Co. Ltd., Class A	67,200	229,876
Anhui Conch Cement Co. Ltd., Class H	253,000	799,042
Anhui Gujing Distillery Co. Ltd., Class A	1,600	38,528
Anhui Gujing Distillery Co. Ltd., Class B	16,825	240,204
Anhui Jianghuai Automobile Group Corp. Ltd., Class A(b)	33,000	251,849
ANTA Sports Products Ltd.	231,000	2,874,206
Autohome Inc., ADR	12,877	371,888
Avary Holding Shenzhen Co. Ltd., Class A	33,500	280,442
AviChina Industry & Technology Co. Ltd., Class H	495,000	281,326
BAIC BluePark New Energy Technology Co. Ltd., Class A(b)	66,000	81,830
Baidu Inc., Class A(b)	432,992	5,124,713
Bank of Beijing Co. Ltd., Class A	267,800	225,701
Bank of Chengdu Co. Ltd., Class A	49,700	128,916
Bank of China Ltd., Class A	561,000	435,067
Bank of China Ltd., Class H	13,530,000	7,426,266
Bank of Communications Co. Ltd., Class A	610,500	623,452
Bank of Communications Co. Ltd., Class H	1,650,000	1,430,664
Bank of Hangzhou Co. Ltd., Class A	82,700	184,341
Bank of Jiangsu Co. Ltd., Class A	198,058	301,288
Bank of Nanjing Co. Ltd., Class A	132,100	206,270
Bank of Ningbo Co. Ltd., Class A	82,500	327,000
Bank of Shanghai Co. Ltd., Class A	132,870	178,021
Baoshan Iron & Steel Co. Ltd., Class A	247,500	240,878
Beijing Compass Technology Development Co. Ltd., Class A(b)	16,500	347,862
Beijing Enlight Media Co. Ltd., Class A	33,000	91,584
Beijing Enterprises Holdings Ltd.	82,500	343,539
Beijing Enterprises Water Group Ltd.	990,000	330,371
Beijing Kingsoft Office Software Inc., Class A	1,849	86,862
Beijing New Building Materials PLC, Class A	19,500	73,149
Beijing Tong Ren Tang Co. Ltd., Class A	16,600	83,192
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A(b)	16,660	137,251
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	511,500	383,630
BeOne Medicines Ltd.(b)	165,075	3,926,967
Bilibili Inc., Class Z(b)(c)	46,207	1,077,227
BOC Aviation Ltd.(a)	33,000	296,202
BOE Technology Group Co. Ltd., Class A	446,600	265,316
Security	Shares	Value
China (continued)
Bosideng International Holdings Ltd.	840,000	$486,173
BYD Co. Ltd., Class A	70,400	1,126,305
BYD Co. Ltd., Class H	709,000	10,002,435
BYD Electronic International Co. Ltd.	165,000	877,186
C&D International Investment Group Ltd.(c)	166,000	395,904
Caitong Securities Co. Ltd., Class A	84,280	102,615
Cambricon Technologies Corp. Ltd., Class A(b)	4,836	1,012,773
CCOOP Group Co. Ltd., Class A(b)	247,500	82,709
CGN Power Co. Ltd., Class A	165,000	88,948
CGN Power Co. Ltd., Class H(a)	2,145,000	810,465
Changjiang Securities Co. Ltd., Class A	134,600	161,616
Chaozhou Three-Circle Group Co. Ltd., Class A	33,099	205,127
China CITIC Bank Corp. Ltd., Class H	1,650,000	1,475,373
China CITIC Financial Asset Management Co. Ltd., Class H(a)(b)	2,805,000	415,466
China Coal Energy Co. Ltd., Class H	333,000	404,680
China Communications Services Corp. Ltd., Class H	330,000	196,823
China Construction Bank Corp., Class A	231,050	292,101
China Construction Bank Corp., Class H	18,480,000	17,884,980
China CSSC Holdings Ltd., Class A	87,200	457,634
China Eastern Airlines Corp. Ltd., Class A(b)	165,072	94,351
China Everbright Bank Co. Ltd., Class A	629,000	334,053
China Everbright Bank Co. Ltd., Class H	500,000	224,488
China Feihe Ltd.(a)	660,000	373,558
China Galaxy Securities Co. Ltd., Class A	99,000	257,340
China Galaxy Securities Co. Ltd., Class H	660,500	953,486
China Gas Holdings Ltd.	561,000	561,827
China Great Wall Securities Co. Ltd., Class A	82,500	141,672
China Hongqiao Group Ltd.	593,500	1,953,540
China International Capital Corp. Ltd., Class A	33,100	179,155
China International Capital Corp. Ltd., Class H(a)	330,000	905,244
China Jushi Co. Ltd., Class A	99,800	218,866
China Life Insurance Co. Ltd., Class A	18,100	107,031
China Life Insurance Co. Ltd., Class H	1,485,000	4,619,408
China Literature Ltd.(a)(b)(c)	81,800	429,077
China Longyuan Power Group Corp. Ltd., Class H	544,000	470,603
China Mengniu Dairy Co. Ltd.	660,000	1,299,409
China Merchants Bank Co. Ltd., Class A	247,500	1,491,478
China Merchants Bank Co. Ltd., Class H	742,831	4,617,199
China Merchants Energy Shipping Co. Ltd., Class A	115,700	105,471
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	66,000	96,500
China Merchants Port Holdings Co. Ltd.	330,000	634,558
China Merchants Securities Co. Ltd., Class A	115,570	307,873
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	103,275	132,731
China Minsheng Banking Corp. Ltd., Class A	528,200	341,258
China Minsheng Banking Corp. Ltd., Class H	1,155,160	658,704
China National Building Material Co. Ltd., Class H	660,000	479,568
China National Chemical Engineering Co. Ltd., Class A	68,600	75,736
China National Nuclear Power Co. Ltd., Class A	231,000	288,982
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	52,200	416,869
China Oilfield Services Ltd., Class H	330,000	300,652
China Overseas Land & Investment Ltd.	743,500	1,339,537
China Pacific Insurance Group Co. Ltd., Class A	84,900	480,743
China Pacific Insurance Group Co. Ltd., Class H	495,000	2,272,029
China Petroleum & Chemical Corp., Class A	445,500	357,205
China Petroleum & Chemical Corp., Class H	4,290,600	2,382,939
China Power International Development Ltd.	660,000	265,330

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
China Railway Group Ltd., Class A	231,096	$184,424
China Railway Group Ltd., Class H	827,000	420,681
China Renewable Energy Investment Ltd., NVS(b)(d)	2,513	—
China Resources Beer Holdings Co. Ltd.	332,000	1,202,712
China Resources Gas Group Ltd.	181,500	468,468
China Resources Land Ltd.	579,277	2,291,283
China Resources Microelectronics Ltd., Class A	8,542	62,845
China Resources Mixc Lifestyle Services Ltd.(a)	132,000	662,112
China Resources Pharmaceutical Group Ltd.(a)(c)	331,000	207,642
China Resources Power Holdings Co. Ltd.	330,000	762,029
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	20,910	89,372
China Ruyi Holdings Ltd.(b)	1,528,000	565,652
China Shenhua Energy Co. Ltd., Class A	75,100	395,284
China Shenhua Energy Co. Ltd., Class H	660,000	2,965,922
China Southern Airlines Co. Ltd., Class A(b)	149,100	126,437
China State Construction Engineering Corp. Ltd., Class A	463,540	364,023
China State Construction International Holdings Ltd.	330,000	452,371
China Taiping Insurance Holdings Co. Ltd.	279,900	584,803
China Three Gorges Renewables Group Co. Ltd., Class A	280,500	167,412
China Tourism Group Duty Free Corp. Ltd., Class A	16,500	160,654
China Tower Corp. Ltd., Class H(a)	846,200	1,278,323
China United Network Communications Ltd., Class A	412,500	330,276
China Vanke Co. Ltd., Class A(b)	99,000	94,420
China Vanke Co. Ltd., Class H(b)	396,000	271,404
China Yangtze Power Co. Ltd., Class A	297,100	1,172,137
China Zheshang Bank Co. Ltd., Class A	198,010	90,101
Chongqing Changan Automobile Co. Ltd., Class A	77,812	137,361
Chongqing Rural Commercial Bank Co. Ltd., Class A	150,300	132,783
Chongqing Rural Commercial Bank Co. Ltd., Class H	363,000	268,533
Chongqing Zhifei Biological Products Co. Ltd., Class A	18,550	58,604
Chow Tai Fook Jewellery Group Ltd.(c)	396,000	744,135
CITIC Ltd.	825,000	1,184,393
CITIC Securities Co. Ltd., Class A	198,090	875,861
CITIC Securities Co. Ltd., Class H	248,725	921,239
CMOC Group Ltd., Class A	296,400	514,968
CMOC Group Ltd., Class H	624,000	960,000
CNGR Advanced Material Co. Ltd., Class A	16,454	86,417
Contemporary Amperex Technology Co. Ltd., Class A	49,520	2,127,699
Contemporary Amperex Technology Co. Ltd., Class H(c)	16,500	897,222
Cosco Shipping Energy Transportation Co. Ltd., Class A	33,000	47,972
Cosco Shipping Holdings Co. Ltd., Class A	165,650	355,296
Cosco Shipping Holdings Co. Ltd., Class H	495,950	864,176
CRRC Corp. Ltd., Class A	297,000	319,917
CRRC Corp. Ltd., Class H	831,000	669,766
CSC Financial Co. Ltd., Class A	62,200	247,732
CSPC Innovation Pharmaceutical Co. Ltd., Class A	17,700	132,713
CSPC Pharmaceutical Group Ltd.	1,651,200	2,146,463
Daqin Railway Co. Ltd., Class A	247,500	219,376
Dong-E-E-Jiao Co. Ltd., Class A	8,200	59,738
Dongfang Electric Corp. Ltd., Class A	49,500	137,480
Dongxing Securities Co. Ltd., Class A	82,500	141,499
East Money Information Co. Ltd., Class A	181,598	737,161
Security	Shares	Value
China (continued)
Eastroc Beverage Group Co. Ltd., Class A	2,000	$86,744
Ecovacs Robotics Co. Ltd., Class A	3,600	48,997
ENN Energy Holdings Ltd.	149,300	1,208,448
ENN Natural Gas Co. Ltd., Class A	21,700	57,296
Eoptolink Technology Inc. Ltd., Class A	10,600	527,926
Eve Energy Co. Ltd., Class A	33,500	268,897
Everbright Securities Co. Ltd., Class A	74,400	209,444
Far East Horizon Ltd.	339,000	323,975
Flat Glass Group Co. Ltd., Class A	19,500	48,610
Focus Media Information Technology Co. Ltd., Class A	202,600	236,374
Foshan Haitian Flavouring & Food Co. Ltd., Class A	66,048	384,683
Fosun International Ltd.	412,500	280,983
Founder Securities Co. Ltd., Class A	115,500	140,117
Foxconn Industrial Internet Co. Ltd., Class A	148,700	1,122,232
Fuyao Glass Industry Group Co. Ltd., Class A	16,500	152,106
Fuyao Glass Industry Group Co. Ltd., Class H(a)	132,000	1,164,897
Ganfeng Lithium Group Co. Ltd., Class A	33,020	185,093
GCL Technology Holdings Ltd.(b)	4,125,000	663,862
GD Power Development Co. Ltd., Class A	231,800	155,972
GDS Holdings Ltd., Class A(b)	198,000	857,931
Geely Automobile Holdings Ltd.	1,161,000	2,928,440
GEM Co. Ltd., Class A	117,800	123,197
Genscript Biotech Corp.(b)(c)	244,000	541,876
GF Securities Co. Ltd., Class A	95,900	294,632
Giant Biogene Holding Co. Ltd.(a)(c)	66,000	459,698
Giant Network Group Co. Ltd., Class A	33,000	146,411
GoerTek Inc., Class A	49,500	254,506
Goldwind Science & Technology Co. Ltd., Class A	66,302	106,394
Gotion High-tech Co. Ltd., Class A	31,500	161,373
Great Wall Motor Co. Ltd., Class H	499,500	1,197,636
Gree Electric Appliances Inc. of Zhuhai, Class A	33,000	197,499
Guangdong Haid Group Co. Ltd., Class A	19,300	166,693
Guangdong Investment Ltd.	668,000	628,295
Guanghui Energy Co. Ltd., Class A	101,700	75,684
Guangzhou Automobile Group Co. Ltd., Class A	66,300	73,004
Guangzhou Haige Communications Group Inc. Co., Class A	82,500	169,323
Guangzhou Tinci Materials Technology Co. Ltd., Class A	66,000	199,453
Guosen Securities Co. Ltd., Class A	83,000	172,789
Guotai Haitong Securities Co. Ltd.	151,650	446,671
Guotai Haitong Securities Co. Ltd., Class H(a)	397,728	835,242
Guoyuan Securities Co. Ltd., Class A	83,540	108,411
H World Group Ltd., ADR	38,115	1,404,538
Haidilao International Holding Ltd.(a)	330,000	589,387
Haier Smart Home Co. Ltd., Class A	99,000	365,097
Haier Smart Home Co. Ltd., Class A	444,800	1,510,421
Hainan Airlines Holding Co. Ltd., Class A(b)	693,000	154,847
Hainan Airport Infrastructure Co. Ltd., Class A	225,400	123,763
Haitian International Holdings Ltd.	165,000	467,753
Hangzhou First Applied Material Co. Ltd., Class A	19,389	40,846
Hangzhou Silan Microelectronics Co. Ltd., Class A	41,800	190,486
Hansoh Pharmaceutical Group Co. Ltd.(a)	232,000	1,077,692
Henan Shuanghui Investment & Development Co. Ltd., Class A	51,756	183,322
Hengan International Group Co. Ltd.	82,500	263,207
Hengli Petrochemical Co. Ltd., Class A	99,100	245,131
Hithink RoyalFlush Information Network Co. Ltd., Class A	2,400	139,193
HLA Group Corp. Ltd., Class A	49,500	48,457
Horizon Robotics(b)	792,000	986,442
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Hua Hong Semiconductor Ltd.(a)(b)(c)	165,000	$1,142,393
Huadian Power International Corp. Ltd., Class A	101,000	75,216
Huadong Medicine Co. Ltd., Class A	33,072	205,684
Hualan Biological Engineering Inc., Class A	33,200	79,722
Huaneng Power International Inc., Class A	199,200	206,527
Huaneng Power International Inc., Class H	692,000	497,222
Huaqin Technology Co. Ltd., Class A	16,500	227,682
Huatai Securities Co. Ltd., Class A	132,000	401,957
Huatai Securities Co. Ltd., Class H(a)	233,400	595,242
Huaxia Bank Co. Ltd., Class A	181,500	192,949
Huayu Automotive Systems Co. Ltd., Class A	52,400	140,762
Huizhou Desay Sv Automotive Co. Ltd., Class A	2,100	37,445
Hunan Valin Steel Co. Ltd., Class A	66,100	55,178
Hundsun Technologies Inc., Class A	26,975	142,023
Hygon Information Technology Co. Ltd., Class A	27,779	758,173
IEIT Systems Co. Ltd., Class A	33,000	311,094
Iflytek Co. Ltd., Class A	44,400	332,703
Industrial & Commercial Bank of China Ltd., Class A	775,500	809,410
Industrial & Commercial Bank of China Ltd., Class H	12,540,000	9,328,547
Industrial Bank Co. Ltd., Class A	247,700	779,679
Industrial Securities Co. Ltd., Class A	148,940	142,485
Ingenic Semiconductor Co. Ltd., Class A	20,100	212,022
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	577,500	226,220
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	76,800	60,320
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	82,600	331,636
Inner Mongolia Yitai Coal Co. Ltd., Class B	165,000	334,033
Innovent Biologics Inc.(a)(b)	279,500	3,493,178
J&T Global Express Ltd.(b)	437,600	587,787
JA Solar Technology Co. Ltd., Class A(b)	34,088	60,603
JCET Group Co. Ltd., Class A	40,600	227,469
JD Health International Inc.(a)(b)	224,550	1,829,862
JD Logistics Inc.(a)(b)	379,500	630,540
JD.com Inc., Class A	470,294	7,287,278
Jiangsu Eastern Shenghong Co. Ltd., Class A(b)	115,500	159,439
Jiangsu Expressway Co. Ltd., Class H	336,000	396,629
Jiangsu Hengli Hydraulic Co. Ltd., Class A	16,620	208,235
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	85,876	798,131
Jiangsu King's Luck Brewery JSC Ltd., Class A	16,500	100,351
Jiangsu Yanghe Distillery Co. Ltd., Class A	16,503	171,342
Jiangsu Zhongtian Technology Co. Ltd., Class A	82,500	188,159
Jiangxi Copper Co. Ltd., Class A	49,700	194,779
Jiangxi Copper Co. Ltd., Class H	181,000	532,972
Jinko Solar Co. Ltd., Class A(b)	33,193	26,428
Kanzhun Ltd., ADR(b)	70,785	1,671,942
KE Holdings Inc., Class A	390,158	2,287,205
Kingdee International Software Group Co. Ltd.(b)	534,000	1,128,273
Kingsoft Corp. Ltd.	180,800	796,381
Kuaishou Technology(a)(b)	514,800	5,045,729
Kuang-Chi Technologies Co. Ltd., Class A	16,500	125,760
Kunlun Energy Co. Ltd.	662,000	616,229
Kunlun Tech Co. Ltd., Class A(b)	28,900	170,488
Kweichow Moutai Co. Ltd., Class A	14,118	2,936,824
Laopu Gold Co. Ltd., Class H	5,600	513,543
LB Group Co. Ltd., Class A	16,600	43,309
Legend Biotech Corp., ADR(b)(c)	14,033	487,366
Lenovo Group Ltd.	1,320,000	1,894,973
Lens Technology Co. Ltd., Class A	69,700	303,809
Security	Shares	Value
China (continued)
Li Auto Inc., Class A(b)	247,548	$2,900,762
Li Ning Co. Ltd.	452,000	1,106,827
Lingyi iTech Guangdong Co., Class A	110,500	240,554
Longfor Group Holdings Ltd.(a)	412,500	565,638
LONGi Green Energy Technology Co. Ltd., Class A(b)	74,656	180,031
Luxshare Precision Industry Co. Ltd., Class A	90,441	583,238
Luzhou Laojiao Co. Ltd., Class A	16,500	318,101
Mango Excellent Media Co. Ltd., Class A	33,100	121,253
Maxscend Microelectronics Co. Ltd., Class A	2,820	32,734
Meitu Inc.(a)	660,000	1,005,623
Meituan, Class B(a)(b)	957,050	12,746,886
Metallurgical Corp. of China Ltd., Class A	148,500	71,119
Midea Group Co. Ltd., Class A	41,200	426,387
Midea Group Co. Ltd., Class H(c)	75,900	800,069
MINISO Group Holding Ltd.	81,940	500,181
MMG Ltd.(b)	660,000	440,962
Montage Technology Co. Ltd., Class A	4,400	75,905
Muyuan Foods Co. Ltd., Class A	70,411	543,881
NARI Technology Co. Ltd., Class A	85,293	260,729
National Silicon Industry Group Co. Ltd., Class A	57,400	166,996
NAURA Technology Group Co. Ltd., Class A	8,320	434,826
NetEase Cloud Music Inc.(a)(b)	16,500	595,024
NetEase Inc.	330,100	9,051,601
New China Life Insurance Co. Ltd., Class A	33,200	318,253
New China Life Insurance Co. Ltd., Class H	173,400	1,078,883
New Hope Liuhe Co. Ltd., Class A	66,100	91,749
New Oriental Education & Technology Group Inc.	232,260	1,111,347
Ninestar Corp., Class A(b)	17,500	61,331
Ningbo Deye Technology Co. Ltd., Class A	11,872	107,717
Ningbo Orient Wires & Cables Co. Ltd., Class A	16,500	122,154
Ningbo Tuopu Group Co. Ltd., Class A	19,745	172,802
Ningxia Baofeng Energy Group Co. Ltd., Class A	82,600	201,209
NIO Inc., Class A(b)	307,489	1,969,313
Nongfu Spring Co. Ltd., Class H(a)	396,000	2,561,375
OFILM Group Co. Ltd., Class A(b)	33,000	61,448
OmniVision Integrated Circuits Group Inc.	16,530	331,879
Oppein Home Group Inc., Class A	3,800	29,541
Orient Overseas International Ltd.	23,500	411,778
Orient Securities Co. Ltd., Class A	99,244	160,254
PDD Holdings Inc., ADR(b)	136,125	16,364,947
People's Insurance Co. Group of China Ltd. (The), Class A	66,300	83,619
People's Insurance Co. Group of China Ltd. (The), Class H	1,816,000	1,632,967
PetroChina Co. Ltd., Class A	280,500	343,501
PetroChina Co. Ltd., Class H	3,996,000	3,869,358
Pharmaron Beijing Co. Ltd., Class A	33,000	140,004
PICC Property & Casualty Co. Ltd., Class H	1,320,740	3,191,923
Ping An Bank Co. Ltd., Class A	231,336	391,636
Ping An Insurance Group Co. of China Ltd., Class A	99,000	833,004
Ping An Insurance Group Co. of China Ltd., Class H	1,320,000	9,610,449
Poly Developments and Holdings Group Co. Ltd., Class A	135,800	151,851
Pop Mart International Group Ltd.(a)	99,000	4,115,170
Postal Savings Bank of China Co. Ltd., Class A	330,000	280,027
Postal Savings Bank of China Co. Ltd., Class H(a)	1,650,000	1,149,067
Power Construction Corp. of China Ltd., Class A	165,400	137,557
Qfin Holdings Inc.	18,480	538,138
Qinghai Salt Lake Industry Co. Ltd., Class A(b)	49,500	141,092
Range Intelligent Computing Technology Group Co. Ltd., Class A	16,500	136,708

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Rockchip Electronics Co. Ltd., Class A	1,600	$55,264
Rongsheng Petrochemical Co. Ltd., Class A	82,628	116,308
SAIC Motor Corp. Ltd., Class A	82,522	217,427
Sanan Optoelectronics Co. Ltd., Class A	70,600	150,107
Sany Heavy Industry Co. Ltd., Class A	99,200	292,864
Satellite Chemical Co. Ltd., Class A	49,512	139,543
SDIC Capital Co. Ltd., Class A	127,676	149,551
SDIC Power Holdings Co. Ltd., Class A	99,000	199,301
Seres Group Co. Ltd., Class A	16,500	316,784
SF Holding Co. Ltd., Class A	62,000	388,170
Shaanxi Coal Industry Co. Ltd., Class A	115,673	331,026
Shandong Gold Mining Co. Ltd., Class A	33,060	156,283
Shandong Gold Mining Co. Ltd., Class H(a)(c)	165,000	630,311
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	16,500	138,840
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	33,100	127,515
Shandong Nanshan Aluminum Co. Ltd., Class A	170,400	97,113
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	529,200	399,888
Shanghai Baosight Software Co. Ltd., Class A	33,048	117,528
Shanghai Electric Group Co. Ltd., Class A(b)	165,000	205,395
Shanghai International Airport Co. Ltd., Class A	17,200	78,074
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	49,800	130,523
Shanghai Pudong Development Bank Co. Ltd., Class A	363,000	694,951
Shanghai Putailai New Energy Technology Co. Ltd., Class A	54,575	171,747
Shanghai RAAS Blood Products Co. Ltd., Class A	115,500	111,620
Shanghai Rural Commercial Bank Co. Ltd., Class A	99,000	120,942
Shanghai United Imaging Healthcare Co. Ltd., Class A	3,696	73,574
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	16,500	88,001
Shanjin International Gold Co. Ltd., Class A	49,500	136,982
Shanxi Coking Coal Energy Group Co. Ltd., Class A	66,280	65,713
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	49,500	90,191
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	16,520	469,170
Shengyi Technology Co. Ltd., Class A	45,200	336,983
Shennan Circuits Co. Ltd., Class A	2,600	72,120
Shenwan Hongyuan Group Co. Ltd., Class A	379,500	290,920
Shenzhen Goodix Technology Co. Ltd., Class A	16,500	190,843
Shenzhen Inovance Technology Co. Ltd., Class A	16,950	178,646
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	16,700	569,639
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	16,600	117,321
Shenzhen Transsion Holdings Co. Ltd., Class A	4,496	56,821
Shenzhou International Group Holdings Ltd.	172,900	1,375,756
Sichuan Chuantou Energy Co. Ltd., Class A	99,100	207,233
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	17,600	90,101
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H(b)	9,800	571,052
Sichuan Road & Bridge Group Co. Ltd., Class A	85,220	103,631
Sino Biopharmaceutical Ltd.	1,982,250	2,079,313
Sinopharm Group Co. Ltd., Class H	264,000	636,195
Sinotruk Hong Kong Ltd.	165,000	481,077
Smoore International Holdings Ltd.(a)(c)	330,000	803,553
SooChow Securities Co. Ltd., Class A	165,236	234,477
Security	Shares	Value
China (continued)
Spring Airlines Co. Ltd., Class A	16,645	$124,691
Sungrow Power Supply Co. Ltd., Class A	24,860	348,591
Sunny Optical Technology Group Co. Ltd.	139,900	1,506,834
Sunwoda Electronic Co. Ltd., Class A	34,200	117,846
SUPCON Technology Co. Ltd., Class A	2,391	17,455
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	24,400	225,512
Suzhou TFC Optical Communication Co. Ltd., Class A	16,500	457,987
TAL Education Group, ADR(b)	80,355	853,370
TCL Technology Group Corp., Class A	220,070	143,562
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	17,375	20,450
Tencent Holdings Ltd.	1,230,999	95,334,046
Tencent Music Entertainment Group, ADR	111,210	2,726,869
Tianqi Lithium Corp., Class A(b)	17,600	108,639
Tingyi Cayman Islands Holding Corp.	330,000	468,962
Tongcheng Travel Holdings Ltd.	264,400	748,038
Tongling Nonferrous Metals Group Co. Ltd., Class A	151,300	95,885
Tongwei Co. Ltd., Class A(b)	49,800	154,060
TravelSky Technology Ltd., Class H	183,000	256,074
Trina Solar Co. Ltd., Class A(b)	33,385	77,649
Trip.com Group Ltd.	116,646	8,634,989
Tsingtao Brewery Co. Ltd., Class A	24,664	240,715
Tsingtao Brewery Co. Ltd., Class H	80,000	520,239
Unigroup Guoxin Microelectronics Co. Ltd., Class A	16,559	189,507
Unisplendour Corp. Ltd., Class A	49,580	194,236
Victory Giant Technology Huizhou Co. Ltd., Class A	16,500	614,802
Vipshop Holdings Ltd., ADR	61,875	1,035,787
Wanhua Chemical Group Co. Ltd., Class A	33,000	317,935
Want Want China Holdings Ltd.	825,000	573,601
Weichai Power Co. Ltd., Class A	132,624	282,041
Weichai Power Co. Ltd., Class H	330,200	694,137
Wens Foodstuff Group Co. Ltd., Class A	82,860	211,757
Western Securities Co. Ltd., Class A	120,400	151,308
Wuhan Guide Infrared Co. Ltd., Class A(b)	70,905	125,070
Wuliangye Yibin Co. Ltd., Class A	50,000	909,793
WUS Printed Circuit Kunshan Co. Ltd., Class A	21,100	202,567
WuXi AppTec Co. Ltd., Class A	33,204	480,955
WuXi AppTec Co. Ltd., Class H(a)	66,796	930,798
Wuxi Biologics Cayman Inc.(a)(b)	660,000	2,839,234
WuXi XDC Cayman Inc.(b)	82,500	601,562
XCMG Construction Machinery Co. Ltd., Class A	115,900	155,526
Xiamen C & D Inc., Class A	35,300	57,740
Xiamen Tungsten Co. Ltd., Class A	16,500	71,341
Xiaomi Corp., Class B(a)(b)	3,300,000	22,521,993
Xinjiang Daqo New Energy Co. Ltd., Class A(b)	33,056	149,257
Xinyi Solar Holdings Ltd.(c)	818,000	356,215
XPeng Inc., Class A(b)	247,552	2,613,574
Yadea Group Holdings Ltd.(a)	330,000	575,607
Yankuang Energy Group Co. Ltd., Class A	21,285	38,727
Yankuang Energy Group Co. Ltd., Class H	660,700	768,563
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	15,200	101,259
Yealink Network Technology Corp. Ltd., Class A	17,080	90,598
Yifeng Pharmacy Chain Co. Ltd., Class A	18,468	61,588
Yihai Kerry Arawana Holdings Co. Ltd., Class A	34,100	161,184
Yonyou Network Technology Co. Ltd., Class A(b)	16,518	38,223
YTO Express Group Co. Ltd., Class A	49,500	117,807
Yum China Holdings Inc.	71,280	3,187,642
Yunnan Aluminium Co. Ltd., Class A	49,500	134,661
Yunnan Baiyao Group Co. Ltd., Class A	33,080	267,538
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Zangge Mining Co. Ltd., Class A	33,000	$249,762
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	2,300	67,599
Zhaojin Mining Industry Co. Ltd., Class H	330,000	1,036,534
Zhejiang China Commodities City Group Co. Ltd., Class A	66,000	208,767
Zhejiang Chint Electrics Co. Ltd., Class A	36,600	140,840
Zhejiang Dahua Technology Co. Ltd., Class A	36,600	99,831
Zhejiang Expressway Co. Ltd., Class H	330,320	291,920
Zhejiang Huayou Cobalt Co. Ltd., Class A	38,395	259,105
Zhejiang Juhua Co. Ltd., Class A	33,000	179,203
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	94,266	786,816
Zhejiang NHU Co. Ltd., Class A	49,960	174,670
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	33,000	147,523
Zhejiang Weiming Environment Protection Co. Ltd., Class A	33,300	90,144
Zheshang Securities Co. Ltd., Class A	66,400	112,623
Zhongji Innolight Co. Ltd., Class A	12,140	602,774
Zhongjin Gold Corp. Ltd., Class A	82,500	186,738
Zhongtai Securities Co. Ltd., Class A	198,600	201,037
Zhuzhou CRRC Times Electric Co. Ltd., Class H	99,200	507,091
Zijin Mining Group Co. Ltd., Class A	276,000	899,169
Zijin Mining Group Co. Ltd., Class H	1,030,000	3,420,085
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	152,200	157,025
ZTE Corp., Class A	33,000	210,542
ZTE Corp., Class H(c)	173,160	782,635
ZTO Express Cayman Inc.	82,585	1,497,796
		537,973,435
India — 20.1%
ABB India Ltd.	10,443	592,376
Adani Enterprises Ltd.	30,375	773,184
Adani Ports & Special Economic Zone Ltd.	102,135	1,521,574
Adani Power Ltd.(b)	109,243	744,844
Alkem Laboratories Ltd.	7,425	446,251
Ambuja Cements Ltd.	117,316	749,762
APL Apollo Tubes Ltd.	33,660	612,646
Apollo Hospitals Enterprise Ltd.	19,305	1,667,108
Ashok Leyland Ltd.	565,620	813,819
Asian Paints Ltd.	63,855	1,824,050
Astral Ltd.	26,400	407,370
AU Small Finance Bank Ltd.(a)	68,032	553,946
Aurobindo Pharma Ltd.	51,977	605,601
Avenue Supermarts Ltd.(a)(b)	30,855	1,664,387
Axis Bank Ltd.	430,353	5,102,453
Bajaj Auto Ltd.	12,870	1,259,548
Bajaj Finance Ltd.	534,088	5,320,429
Bajaj Finserv Ltd.	75,075	1,629,651
Bajaj Holdings & Investment Ltd.	5,445	788,234
Balkrishna Industries Ltd.	14,190	368,813
Bank of Baroda	189,750	501,264
Bharat Electronics Ltd.	709,830	2,974,401
Bharat Forge Ltd.	50,833	638,122
Bharat Heavy Electricals Ltd.	196,384	463,347
Bharat Petroleum Corp. Ltd.	294,875	1,030,945
Bharti Airtel Ltd.	497,805	10,670,288
Bosch Ltd.	1,485	673,279
Britannia Industries Ltd.	21,120	1,394,225
BSE Ltd.	9,393	223,428
Canara Bank	352,605	415,249
CG Power & Industrial Solutions Ltd.	139,590	1,100,235
Security	Shares	Value
India (continued)
Cholamandalam Investment and Finance Co. Ltd.	80,355	$1,296,141
Cipla Ltd.	107,250	1,933,206
Coal India Ltd.	348,810	1,482,366
Colgate-Palmolive India Ltd.	25,740	680,885
Container Corp. of India Ltd.	59,192	353,919
Coromandel International Ltd.	22,620	592,135
Cummins India Ltd.	26,730	1,159,049
Dabur India Ltd.	99,825	589,920
Divi's Laboratories Ltd.	23,595	1,639,857
Dixon Technologies India Ltd.	7,306	1,384,063
DLF Ltd.	147,373	1,235,564
Dr Reddy's Laboratories Ltd.	113,025	1,616,397
Eicher Motors Ltd.	25,905	1,792,693
Eternal Ltd.(b)	469,425	1,672,569
FSN E-Commerce Ventures Ltd.(b)	237,277	619,071
GAIL India Ltd.	446,325	876,472
GMR Airports Infrastructure Ltd.(b)	512,539	500,777
Godrej Consumer Products Ltd.	77,220	1,088,358
Godrej Properties Ltd.(b)	28,003	618,579
Grasim Industries Ltd.	52,305	1,646,045
Havells India Ltd.	42,098	729,028
HCL Technologies Ltd.	183,480	3,025,329
HDFC Asset Management Co. Ltd.(a)	18,480	1,144,892
HDFC Bank Ltd.	2,179,650	23,525,889
HDFC Life Insurance Co. Ltd.(a)	182,985	1,602,879
Hero MotoCorp Ltd.	22,935	1,322,559
Hindalco Industries Ltd.	259,710	2,075,438
Hindustan Aeronautics Ltd.	38,445	1,890,330
Hindustan Petroleum Corp. Ltd.	184,635	787,359
Hindustan Unilever Ltd.	157,740	4,756,754
Hitachi Energy India Ltd.	2,640	572,922
Hyundai Motor India Ltd.	31,232	872,320
ICICI Bank Ltd.	1,007,526	15,964,113
ICICI Lombard General Insurance Co. Ltd.(a)	45,375	947,381
ICICI Prudential Life Insurance Co. Ltd.(a)	69,960	475,810
IDFC First Bank Ltd.	710,528	547,691
Indian Hotels Co. Ltd., Class A	164,835	1,418,492
Indian Oil Corp. Ltd.	530,970	822,791
Indian Railway Catering & Tourism Corp. Ltd.	50,105	393,345
Indus Towers Ltd.(b)	253,144	972,567
IndusInd Bank Ltd.(b)	110,715	927,876
Info Edge India Ltd.	70,477	1,085,295
Infosys Ltd.	644,490	10,810,019
InterGlobe Aviation Ltd.(a)	37,125	2,380,134
ITC Ltd.	588,390	2,734,986
Jindal Stainless Ltd.	66,651	577,035
Jindal Steel Ltd.	70,809	759,609
Jio Financial Services Ltd.	554,565	1,961,916
JSW Energy Ltd.	85,222	472,205
JSW Steel Ltd.	117,810	1,373,327
Jubilant Foodworks Ltd.	70,458	501,584
Kalyan Jewellers India Ltd.	80,685	461,707
Kotak Mahindra Bank Ltd.	209,385	4,656,985
Larsen & Toubro Ltd.	129,195	5,274,912
Lodha Developers Ltd.(a)	58,978	798,392
LTIMindtree Ltd.(a)	15,840	921,500
Lupin Ltd.	45,210	972,335
Mahindra & Mahindra Ltd.	179,685	6,519,648
Mankind Pharma Ltd.	23,760	666,412
Marico Ltd.	98,670	811,697
Maruti Suzuki India Ltd.	24,255	4,070,654
Max Healthcare Institute Ltd.	151,024	1,975,978

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Mphasis Ltd.	20,504	$646,921
MRF Ltd.	444	709,546
Muthoot Finance Ltd.	22,440	671,974
Nestle India Ltd.	128,040	1,679,420
NHPC Ltd.	587,895	515,162
NMDC Ltd.	577,500	451,121
NTPC Ltd.	836,880	3,109,741
Oberoi Realty Ltd.	24,486	447,480
Oil & Natural Gas Corp. Ltd.	594,330	1,575,185
Oil India Ltd.	95,370	422,257
Oracle Financial Services Software Ltd.	4,290	403,511
Page Industries Ltd.	1,323	665,487
PB Fintech Ltd.(b)	68,215	1,369,908
Persistent Systems Ltd.	21,780	1,308,712
Petronet LNG Ltd.	155,760	475,873
Phoenix Mills Ltd. (The)	37,483	639,868
PI Industries Ltd.	14,025	587,955
Pidilite Industries Ltd.	28,875	998,606
Polycab India Ltd.	10,067	810,196
Power Finance Corp. Ltd.	285,945	1,231,413
Power Grid Corp. of India Ltd.	892,155	2,787,995
Prestige Estates Projects Ltd.	33,830	599,580
Punjab National Bank	430,010	492,157
Rail Vikas Nigam Ltd.	101,970	349,871
REC Ltd.	252,450	1,002,865
Reliance Industries Ltd.	1,168,200	17,991,009
Samvardhana Motherson International Ltd.	913,521	960,019
SBI Cards & Payment Services Ltd.	56,637	515,826
SBI Life Insurance Co. Ltd.(a)	85,635	1,752,761
Shree Cement Ltd.	1,657	549,991
Shriram Finance Ltd.	271,425	1,787,635
Siemens Ltd.	17,325	601,886
Solar Industries India Ltd.	5,445	851,102
SRF Ltd.	26,400	849,146
State Bank of India	341,880	3,111,969
Sun Pharmaceutical Industries Ltd.	184,965	3,346,182
Sundaram Finance Ltd.	12,540	639,570
Supreme Industries Ltd.	12,540	635,715
Suzlon Energy Ltd.(b)	1,875,555	1,202,512
Swiggy Ltd.(b)	166,485	774,092
Tata Communications Ltd.	21,780	382,460
Tata Consultancy Services Ltd.	174,900	6,116,514
Tata Consumer Products Ltd.	113,355	1,369,586
Tata Elxsi Ltd.	6,769	401,698
Tata Motors Ltd.	387,750	2,942,231
Tata Power Co. Ltd. (The)	309,068	1,312,238
Tata Steel Ltd.	1,434,840	2,515,586
Tech Mahindra Ltd.	104,280	1,750,099
Titan Co. Ltd.	68,310	2,811,948
Torrent Pharmaceuticals Ltd.	22,770	918,685
Torrent Power Ltd.	33,941	472,554
Trent Ltd.	35,145	2,112,377
Tube Investments of India Ltd.	21,013	705,479
TVS Motor Co. Ltd.	45,377	1,686,314
UltraTech Cement Ltd.	22,275	3,192,910
Union Bank of India Ltd.	291,069	412,129
United Spirits Ltd.	56,763	844,230
UPL Ltd.	90,257	732,841
Varun Beverages Ltd.	259,545	1,434,545
Vedanta Ltd.	265,983	1,269,731
Vishal Mega Mart Ltd.(b)	401,775	680,334
Vodafone Idea Ltd.(b)	5,062,400	373,249
Security	Shares	Value
India (continued)
Voltas Ltd.	44,715	$696,669
WAAREE Energies Ltd.(b)	16,830	650,405
Wipro Ltd.	515,134	1,456,547
Yes Bank Ltd.(b)	2,659,305	576,270
Zydus Lifesciences Ltd.	49,170	547,640
		282,758,478
Indonesia — 1.5%
Amman Mineral Internasional PT(b)	2,783,600	1,326,688
Astra International Tbk PT	3,762,000	1,255,055
Bank Central Asia Tbk PT	10,725,000	5,254,281
Bank Mandiri Persero Tbk PT	7,243,500	2,076,007
Bank Negara Indonesia Persero Tbk PT	2,838,000	753,450
Bank Rakyat Indonesia Persero Tbk PT	13,084,577	3,212,032
Barito Pacific Tbk PT(b)	4,389,020	582,546
Chandra Asri Pacific Tbk PT	1,650,000	823,864
Charoen Pokphand Indonesia Tbk PT	1,452,000	375,877
Dian Swastatika Sentosa Tbk PT(b)	172,400	1,037,118
GoTo Gojek Tokopedia Tbk PT(b)	172,194,000	604,911
Indofood CBP Sukses Makmur Tbk PT	478,500	260,514
Indofood Sukses Makmur Tbk PT	775,500	350,488
Kalbe Farma Tbk PT	3,929,600	290,016
Petrindo Jaya Kreasi Tbk PT	4,570,500	431,776
Sumber Alfaria Trijaya Tbk PT	3,531,000	471,078
Telkom Indonesia Persero Tbk PT	9,586,500	1,833,739
United Tractors Tbk PT	280,500	414,892
		21,354,332
Malaysia — 1.5%
AMMB Holdings Bhd	466,700	595,676
Axiata Group Bhd	495,000	283,549
CELCOMDIGI Bhd	693,300	603,868
CIMB Group Holdings Bhd	1,551,000	2,724,691
Gamuda Bhd	957,000	1,257,969
Hong Leong Bank Bhd	133,200	632,918
IHH Healthcare Bhd	384,600	618,091
IOI Corp. Bhd	478,700	437,756
Kuala Lumpur Kepong Bhd	99,000	461,141
Malayan Banking Bhd(c)	1,138,500	2,667,701
Maxis Bhd	512,100	424,278
MISC Bhd	218,200	383,206
MR DIY Group M Bhd(a)	594,000	207,914
Nestle Malaysia Bhd	16,600	373,438
Petronas Chemicals Group Bhd(c)	465,600	476,241
Petronas Dagangan Bhd	49,500	248,109
Petronas Gas Bhd	153,200	675,893
Press Metal Aluminium Holdings Bhd	726,600	956,423
Public Bank Bhd	2,777,350	2,805,292
QL Resources Bhd	347,775	337,486
RHB Bank Bhd	297,162	459,879
SD Guthrie Bhd	431,700	516,574
Sunway Bhd	523,300	609,602
Telekom Malaysia Bhd(c)	247,800	411,932
Tenaga Nasional Bhd	511,500	1,597,100
YTL Corp. Bhd	568,280	344,432
YTL Power International Bhd(c)	593,600	566,074
		21,677,233
Philippines — 0.6%
Ayala Corp.	48,200	459,690
Ayala Land Inc.	1,241,160	608,145
Bank of the Philippine Islands	429,104	848,521
BDO Unibank Inc.	460,850	1,090,330
International Container Terminal Services Inc.	193,060	1,631,772
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Philippines (continued)
Jollibee Foods Corp.	92,550	$375,739
Manila Electric Co.	49,820	466,422
Metropolitan Bank & Trust Co.	382,802	468,570
PLDT Inc.	13,200	267,750
SM Investments Corp.	44,554	588,648
SM Prime Holdings Inc.	1,980,150	800,446
		7,606,033
South Korea — 12.6%
Alteogen Inc.(b)	7,789	2,449,645
Amorepacific Corp.	6,110	527,134
Celltrion Inc.	31,134	3,745,948
Coway Co. Ltd.	10,258	765,828
DB Insurance Co. Ltd.	8,910	842,395
Doosan Bobcat Inc.	10,746	410,524
Doosan Co. Ltd.	1,485	589,348
Doosan Enerbility Co. Ltd.(b)	84,856	3,731,543
Ecopro BM Co. Ltd.(b)	9,620	835,015
Ecopro Co. Ltd.	20,149	730,299
Hana Financial Group Inc.	55,275	3,258,542
Hanjin Kal Corp.(c)	4,290	344,643
Hankook Tire & Technology Co. Ltd.	14,892	429,273
Hanmi Semiconductor Co. Ltd.(c)	7,847	484,185
Hanwha Aerospace Co. Ltd.	6,293	3,990,843
Hanwha Ocean Co. Ltd.(b)	23,595	1,896,306
Hanwha Systems Co. Ltd.	14,521	530,611
HD Hyundai Co. Ltd.	8,580	844,880
HD Hyundai Electric Co. Ltd.	4,624	1,621,509
HD Hyundai Heavy Industries Co. Ltd.	4,326	1,613,810
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	8,086	2,356,487
HLB Inc.(b)	22,440	606,010
HMM Co. Ltd.	50,655	804,519
HYBE Co. Ltd.(b)	4,620	952,993
Hyosung Heavy Industries Corp.	1,106	980,518
Hyundai Glovis Co. Ltd.	6,766	894,798
Hyundai Mobis Co. Ltd.	11,385	2,599,887
Hyundai Motor Co.	25,575	4,026,219
Hyundai Rotem Co. Ltd.	14,305	1,973,351
Industrial Bank of Korea	49,335	674,468
Kakao Corp.	59,235	2,652,276
KakaoBank Corp.(c)	32,507	574,468
KB Financial Group Inc.	69,795	5,451,357
Kia Corp.	45,210	3,420,745
Korea Aerospace Industries Ltd.	15,016	1,025,964
Korea Electric Power Corp.	47,850	1,254,633
Korea Investment Holdings Co. Ltd.	8,779	846,971
Korea Zinc Co. Ltd.	670	395,663
Korean Air Lines Co. Ltd.	36,326	618,320
Krafton Inc.(b)	5,814	1,367,084
KT&G Corp.	18,826	1,820,921
LG Chem Ltd.	9,077	1,802,857
LG Corp.	15,840	846,944
LG Display Co. Ltd.(b)(c)	57,606	494,898
LG Electronics Inc.	19,800	1,049,177
LG Energy Solution Ltd.(b)(c)	8,910	2,247,047
LG H&H Co. Ltd.(b)(c)	1,701	361,132
LG Uplus Corp.	36,465	388,908
LIG Nex1 Co. Ltd.	2,475	869,863
LS Electric Co. Ltd.	2,970	600,511
Meritz Financial Group Inc.	16,005	1,455,998
Mirae Asset Securities Co. Ltd.	42,902	589,756
NAVER Corp.	27,225	4,185,130
Security	Shares	Value
South Korea (continued)
NH Investment & Securities Co. Ltd.	29,700	$414,810
Orion Corp./Republic of Korea(c)	4,785	370,338
POSCO Future M Co. Ltd.(b)	6,160	623,121
POSCO Holdings Inc.	13,983	2,854,268
Posco International Corp.	10,565	364,042
Samsung Biologics Co. Ltd.(a)(b)	3,471	2,490,905
Samsung C&T Corp.	16,335	1,966,118
Samsung Electro-Mechanics Co. Ltd.	10,398	1,192,883
Samsung Electronics Co. Ltd.	908,985	45,412,706
Samsung Fire & Marine Insurance Co. Ltd.	5,775	1,838,011
Samsung Heavy Industries Co. Ltd.(b)	135,135	2,065,722
Samsung Life Insurance Co. Ltd.	14,689	1,509,046
Samsung SDI Co. Ltd.	12,330	1,827,265
Samsung SDS Co. Ltd.	8,085	854,184
Samyang Foods Co. Ltd.	829	928,239
Shinhan Financial Group Co. Ltd.	84,480	3,958,595
SK Biopharmaceuticals Co. Ltd.(b)	6,600	466,314
SK Hynix Inc.	104,940	19,994,987
SK Inc.	7,097	1,052,464
SK Innovation Co. Ltd.(c)	13,430	971,989
SK Square Co. Ltd.(b)	18,360	1,947,217
SK Telecom Co. Ltd.	8,745	340,931
S-Oil Corp.	8,609	372,343
Woori Financial Group Inc.	123,981	2,211,766
Yuhan Corp.	11,220	913,891
		176,774,309
Taiwan — 23.3%
Accton Technology Corp.	97,000	3,193,469
Acer Inc.	574,062	552,075
Advantech Co. Ltd.	68,158	761,621
Airtac International Group	20,161	516,451
Alchip Technologies Ltd.	15,000	1,963,092
ASE Technology Holding Co. Ltd.	660,484	3,207,621
Asia Cement Corp.	418,229	505,579
Asia Vital Components Co. Ltd.	64,000	2,089,257
Asustek Computer Inc.	137,000	2,818,408
AUO Corp.	1,579,200	659,785
Caliway Biopharmaceuticals Co. Ltd.(b)	165,000	1,081,898
Catcher Technology Co. Ltd.	86,000	528,439
Cathay Financial Holding Co. Ltd.	1,815,888	3,636,291
Chailease Holding Co. Ltd.	336,852	1,278,388
Chang Hwa Commercial Bank Ltd.	1,386,552	869,155
Cheng Shin Rubber Industry Co. Ltd.	343,776	425,969
China Airlines Ltd.	701,000	484,144
China Steel Corp.	2,224,867	1,459,036
Chunghwa Telecom Co. Ltd.	683,000	2,960,314
Compal Electronics Inc.	990,000	890,480
CTBC Financial Holding Co. Ltd.	3,214,265	4,311,356
Delta Electronics Inc.	365,000	8,408,780
E Ink Holdings Inc.	165,000	1,407,861
E.Sun Financial Holding Co. Ltd.	2,834,386	3,093,438
Eclat Textile Co. Ltd.	32,604	424,972
Elite Material Co. Ltd.	57,142	2,261,786
eMemory Technology Inc.	12,000	804,334
Eva Airways Corp.	495,000	626,893
Evergreen Marine Corp. Taiwan Ltd.	175,746	1,062,180
Far Eastern New Century Corp.	617,460	556,326
Far EasTone Telecommunications Co. Ltd.	285,000	783,204
Feng TAY Enterprise Co. Ltd.	33,391	127,761
First Financial Holding Co. Ltd.	2,369,088	2,192,091
Formosa Chemicals & Fibre Corp.	708,950	694,922
Formosa Plastics Corp.	825,400	1,048,182

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Fortune Electric Co. Ltd.	32,780	$686,729
Fubon Financial Holding Co. Ltd.	1,513,806	4,136,081
Gigabyte Technology Co. Ltd.	80,000	719,312
Global Unichip Corp.	17,000	733,145
Globalwafers Co. Ltd.	39,000	471,737
Hon Hai Precision Industry Co. Ltd.	2,371,845	15,658,799
Hotai Motor Co. Ltd.	58,600	1,051,017
Hua Nan Financial Holdings Co. Ltd.	1,865,361	1,698,994
Innolux Corp.	1,526,592	697,056
International Games System Co. Ltd.	51,000	1,271,250
Inventec Corp.	660,980	884,074
Jentech Precision Industrial Co. Ltd.	18,000	1,219,665
KGI Financial Holding Co. Ltd.	3,333,404	1,655,139
King Slide Works Co. Ltd.	10,000	980,256
Largan Precision Co. Ltd.	20,000	1,563,590
Lite-On Technology Corp.	366,032	1,548,480
Lotes Co. Ltd.	13,222	621,606
MediaTek Inc.	294,176	13,072,007
Mega Financial Holding Co. Ltd.	2,278,110	2,978,527
Micro-Star International Co. Ltd.	165,000	724,790
Nan Ya Plastics Corp.	992,090	1,396,449
Nien Made Enterprise Co. Ltd.	37,000	520,830
Novatek Microelectronics Corp.	113,000	1,601,485
Pegatron Corp.	354,000	809,753
PharmaEssentia Corp.	38,000	614,572
President Chain Store Corp.	106,000	880,715
Quanta Computer Inc.	507,000	4,317,304
Realtek Semiconductor Corp.	95,140	1,652,967
Shanghai Commercial & Savings Bank Ltd. (The)	849,981	1,137,583
Silergy Corp.	63,000	629,782
SinoPac Financial Holdings Co. Ltd.	2,218,216	1,692,818
Synnex Technology International Corp.	287,050	615,790
Taiwan Business Bank	1,400,238	689,674
Taiwan Cooperative Financial Holding Co. Ltd.	2,057,308	1,592,427
Taiwan High Speed Rail Corp.	330,000	297,523
Taiwan Mobile Co. Ltd.	333,000	1,158,393
Taiwan Semiconductor Manufacturing Co. Ltd.	4,727,004	177,032,847
TCC Group Holdings Co. Ltd.	1,234,754	904,417
TS Financial Holding Co. Ltd.	4,194,755	2,223,938
Unimicron Technology Corp.	206,000	961,366
Uni-President Enterprises Corp.	990,650	2,500,938
United Microelectronics Corp.	2,261,000	2,974,757
Vanguard International Semiconductor Corp.	169,850	504,298
Voltronic Power Technology Corp.	10,000	321,319
Wan Hai Lines Ltd.	165,000	445,478
Wistron Corp.	574,000	2,105,255
Wiwynn Corp.	21,000	2,015,531
WPG Holdings Ltd.	330,320	720,130
Yageo Corp.	309,616	1,402,038
Yang Ming Marine Transport Corp.	330,000	620,458
Yuanta Financial Holding Co. Ltd.	2,270,908	2,403,906
Zhen Ding Technology Holding Ltd.	166,455	1,062,071
		327,864,624
Thailand — 1.3%
Advanced Info Service PCL, NVDR	214,600	1,951,434
Airports of Thailand PCL, NVDR(c)	810,700	902,722
Bangkok Dusit Medical Services PCL, NVDR	2,080,100	1,329,719
Bumrungrad Hospital PCL, NVDR	116,500	639,797
Central Pattana PCL, NVDR(c)	412,500	656,934
Charoen Pokphand Foods PCL, NVDR	693,000	468,847
CP ALL PCL, NVDR	1,056,000	1,436,546
CP Axtra PCL, NVDR(c)	284,479	157,486
Security	Shares	Value
Thailand (continued)
Delta Electronics Thailand PCL, NVDR	594,000	$2,749,426
Gulf Development PCL, NVDR(b)	830,100	1,204,263
Kasikornbank PCL, NVDR	115,500	600,786
Krung Thai Bank PCL, NVDR	677,050	514,904
Minor International PCL, NVDR(c)	727,780	526,421
PTT Exploration & Production PCL, NVDR(c)	247,510	855,927
PTT PCL, NVDR(c)	1,898,300	1,817,600
SCB X PCL, NVDR	165,500	656,715
Siam Cement PCL (The), NVDR	148,500	988,483
TMBThanachart Bank PCL, NVDR	4,834,500	283,901
True Corp. PCL, NVDR(b)	2,062,542	727,290
		18,469,201
Total Common Stocks — 99.1% (Cost: $1,236,596,018)		1,394,477,645
Preferred Stocks
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	188,108	21,322
South Korea — 0.5%
Hyundai Motor Co.
Preference Shares, NVS	3,960	468,160
Series 2, Preference Shares, NVS	6,600	804,300
Samsung Electronics Co. Ltd., Preference Shares, NVS	157,575	6,397,844
		7,670,304
Total Preferred Stocks — 0.5% (Cost: $7,179,698)		7,691,626
Rights
China — 0.0%
Kangmei Pharmaceutical Co. Ltd., NVS, (Expires 12/31/49)(d)	1,330	—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.6% (Cost: $1,243,775,716)		1,402,169,271
Short-Term Securities
Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	17,223,290	17,231,901
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(e)(f)	5,140,000	5,140,000
Total Short-Term Securities — 1.6% (Cost: $22,368,629)		22,371,901
Total Investments — 101.2% (Cost: $1,266,144,345)		1,424,541,172
Liabilities in Excess of Other Assets — (1.2)%		(17,329,806)
Net Assets — 100.0%		$1,407,211,366

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,861,232	$14,370,321 (a)	$—	$44	$304	$17,231,901	17,223,290	$136,528 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	490,000	4,650,000 (a)	—	—	—	5,140,000	5,140,000	158,021	—
				$44	$304	$22,371,901		$294,549	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	11	09/19/25	$370	$18,721
MSCI Emerging Markets Index	52	09/19/25	3,289	23,628
				$42,349
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$42,349	$—	$—	$—	$42,349

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Asia ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$180,442	$—	$—	$—	$180,442
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$34,426	$—	$—	$—	$34,426
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,675,441
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$43,315,672	$1,351,161,973	$—	$1,394,477,645
Preferred Stocks	—	7,691,626	—	7,691,626
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	22,371,901	—	—	22,371,901
	$65,687,573	$1,358,853,599	$—	$1,424,541,172
Derivative Financial Instruments(a)
Assets
Equity Contracts	$23,628	$18,721	$—	$42,349

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 3.7%
Allos SA	110,409	$487,915
Alupar Investimento SA	41,356	227,304
Auren Energia SA	128,962	258,312
Azzas 2154 SA	31,360	200,763
Brava Energia(a)	98,497	364,242
Cia de Saneamento de Minas Gerais Copasa MG	54,870	302,492
Cia De Sanena Do Parana	38,704	246,208
Cia. Siderurgica Nacional SA	152,869	214,564
Cogna Educacao SA	474,419	255,504
Cosan SA(a)	312,110	336,757
Cury Construtora e Incorporadora SA	46,592	293,550
Cyrela Brazil Realty SA Empreendimentos e Participacoes	77,467	401,776
Dexco SA	112,395	118,990
Direcional Engenharia SA	145,410	414,358
EcoRodovias Infraestrutura e Logistica SA	78,909	118,032
Fleury SA	56,345	154,740
GPS Participacoes e Empreendimentos SA(b)	114,342	364,420
Grupo Mateus SA	156,946	211,313
Hapvida Participacoes e Investimentos SA(a)(b)	82,961	638,214
Hypera SA	91,981	413,943
Iguatemi SA	63,956	277,087
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	28,488	65,206
Inter & Co. Inc., Class A	63,661	546,848
IRB-Brasil Resseguros SA(a)	15,910	140,412
Lojas Renner SA	280,301	840,616
M Dias Branco SA	15,805	86,490
Magazine Luiza SA	93,443	141,151
Marfrig Global Foods SA	84,724	389,566
MRV Engenharia e Participacoes SA(a)	112,750	157,838
Multiplan Empreendimentos Imobiliarios SA	86,561	444,631
Natura Cosmeticos SA(a)	224,200	372,574
Odontoprev SA	69,207	167,980
Orizon Valorizacao de Residuos SA(a)	13,456	136,375
Pagseguro Digital Ltd., Class A	50,248	450,222
Patria Investments Ltd., Class A	16,048	217,290
Petroreconcavo SA	35,305	84,195
Santos Brasil Participacoes SA	111,569	292,614
Sao Martinho SA	41,369	138,867
Sendas Distribuidora SA	347,830	674,893
Serena Energia SA(a)	94,341	211,760
SLC Agricola SA	48,734	157,298
Smartfit Escola de Ginastica e Danca SA	96,452	434,242
StoneCo Ltd., Class A(a)(c)	62,894	1,035,864
Transmissora Alianca de Energia Eletrica SA	42,775	275,102
Tres Tentos Agroindustrial SA	47,710	128,738
Tupy SA	20,591	54,688
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	131,334	104,886
Vivara Participacoes SA	43,483	232,579
VTEX, Class A(a)(c)	19,244	78,515
Wilson Sons SA	40,002	132,729
		14,494,653
Chile — 0.7%
Aguas Andinas SA, Class A	705,947	249,714
Banco Itau Chile SA	18,231	260,235
CAP SA(a)	20,774	111,687
Cia Cervecerias Unidas SA	42,775	264,700
Cia. Sud Americana de Vapores SA	3,892,407	194,814
Security	Shares	Value
Chile (continued)
Colbun SA	2,260,576	$340,148
Empresa Nacional de Telecomunicaciones SA	49,876	172,918
Engie Energia Chile SA	156,586	196,307
Inversiones La Construccion SA	10,208	134,172
Parque Arauco SA	177,216	408,746
SMU SA	994,150	169,918
Vina Concha y Toro SA	134,271	155,264
		2,658,623
China — 12.5%
361 Degrees International Ltd.	288,000	235,746
Abbisko Cayman Ltd.(a)	118,000	259,694
AK Medical Holdings Ltd.(b)	236,000	170,574
Alphamab Oncology(a)(b)	118,000	140,523
ANE Cayman Inc.(a)	177,000	190,498
Angelalign Technology Inc.(b)(c)	23,600	219,606
Anhui Expressway Co. Ltd., Class H	118,000	178,120
Anxin-China Holdings Ltd., NVS(a)(d)	1,084,000	1
Ascentage Pharma Group International(a)(b)	64,900	695,061
AsiaInfo Technologies Ltd.(b)(c)	94,400	125,424
Atour Lifestyle Holdings Ltd., ADR	9,553	371,807
BAIC Motor Corp. Ltd., Class H(a)(b)(c)	472,025	124,523
BBMG Corp., Class H	590,000	63,003
Beijing Capital International Airport Co. Ltd., Class H(a)(c)	590,000	224,107
Beijing Fourth Paradigm Technology Co. Ltd., Class H(a)(c)	29,500	231,609
Beijing Jingneng Clean Energy Co. Ltd., Class H	590,000	180,427
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	118,000	139,012
Blue Moon Group Holdings Ltd.(b)(c)	330,000	141,191
BOE Varitronix Ltd.	295,000	230,864
Boshiwa International Holding Ltd., NVS(a)(d)	32,000	—
Brilliance China Automotive Holdings Ltd.(c)	826,000	423,114
Canggang Railway Ltd.(c)	354,000	60,850
CGN Mining Co. Ltd.(c)	885,000	315,637
CGN New Energy Holdings Co. Ltd.	590,000	184,351
Chervon Holdings Ltd.	76,700	220,787
China Animal Healthcare Ltd., NVS(a)(d)	126,000	—
China BlueChemical Ltd., Class H	458,000	143,613
China Bohai Bank Co. Ltd., Class H(a)(b)	708,000	92,908
China Conch Venture Holdings Ltd.	383,500	509,644
China Datang Corp. Renewable Power Co. Ltd., Class H	685,000	210,567
China East Education Holdings Ltd.(b)	177,000	183,690
China Education Group Holdings Ltd.	295,000	108,331
China Everbright Environment Group Ltd.	1,031,000	581,409
China Everbright Ltd.(c)	242,000	277,664
China Foods Ltd.	236,000	120,697
China Gold International Resources Corp. Ltd.(c)	66,000	935,514
China Huiyuan Juice Group Ltd., NVS(a)(d)	379,000	—
China Jinmao Holdings Group Ltd.	1,476,000	278,685
China Lesso Group Holdings Ltd.	295,000	183,226
China Lilang Ltd.	413,000	200,791
China Medical System Holdings Ltd.(c)	373,000	625,853
China Metal Recycling Holdings Ltd., NVS(a)(d)	12,000	—
China Modern Dairy Holdings Ltd.(c)	767,000	129,128
China Nonferrous Mining Corp Ltd.	413,000	553,046
China Overseas Grand Oceans Group Ltd.	354,000	103,096
China Overseas Property Holdings Ltd.	295,000	202,825
China Resources Building Materials Technology Holdings Ltd.	708,000	168,871
China Resources Medical Holdings Co. Ltd.(c)	295,000	138,350
China Risun Group Ltd.(c)	514,000	160,883

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
China Shineway Pharmaceutical Group Ltd.(c)	59,000	$65,520
China Tobacco International HK Co. Ltd.(c)	59,000	310,861
China Traditional Chinese Medicine Holdings Co. Ltd.	708,000	199,323
China Travel International Investment Hong Kong Ltd.(c)	472,000	91,678
China Water Affairs Group Ltd.	236,000	188,495
China XLX Fertiliser Ltd.(c)	250,000	237,172
China Youran Dairy Group Ltd.(a)(b)(c)	236,000	118,201
Chinasoft International Ltd.	590,000	499,363
CIMC Enric Holdings Ltd.	118,000	109,289
COFCO Joycome Foods Ltd.(a)	708,000	163,739
Concord New Energy Group Ltd.	1,770,000	89,686
Consun Pharmaceutical Group Ltd.	118,000	226,087
COSCO Shipping Ports Ltd.	354,000	257,020
Country Garden Services Holdings Co. Ltd.	590,000	493,893
CSG Holding Co. Ltd., Class B	442,500	105,509
CStone Pharmaceuticals(a)(b)	236,000	327,180
Damai Entertainment Holdings Ltd.(a)(c)	3,450,000	517,046
Daqo New Energy Corp., ADR(a)	14,081	356,953
Dongyue Group Ltd.	354,000	591,583
DPC Dash Ltd.(a)	17,700	202,214
Duality Biotherapeutics Inc.(a)	5,900	238,861
East Buy Holding Ltd.(a)(b)(c)	118,000	411,699
Everest Medicines Ltd.(a)(b)	59,000	482,924
Evergrande Property Services Group Ltd.(a)(b)	1,440,000	165,088
Fenbi Ltd.(a)(c)	324,500	130,778
FIH Mobile Ltd.(a)(c)	88,500	174,150
FinVolution Group, ADR	36,757	303,245
First Tractor Co. Ltd., Class H(c)	354,000	339,903
Fu Shou Yuan International Group Ltd.(c)	401,000	171,716
Fufeng Group Ltd.	413,400	494,580
Gemdale Properties & Investment Corp. Ltd.(a)(c)	1,534,000	50,544
Genertec Universal Medical Group Co. Ltd.(b)	265,500	207,077
Global New Material International Holdings Ltd.(a)	236,000	142,320
Grand Pharmaceutical Group Ltd.(c)	295,000	357,133
Greentown China Holdings Ltd.(c)	265,500	335,411
Greentown Service Group Co. Ltd.	420,000	268,624
Gushengtang Holdings Ltd.(c)	53,100	222,587
Haichang Ocean Park Holdings Ltd.(a)(b)	826,000	78,675
Hangzhou SF Intra-City Industrial Co. Ltd., Class H(a)(b)(c)	70,800	136,777
Harbin Electric Co. Ltd., Class H	236,000	244,927
HBM Holdings Ltd.(a)(b)(c)	177,000	335,302
Hello Group Inc., ADR	38,222	317,243
Hopson Development Holdings Ltd.(a)	289,187	131,322
Hua Han Health Industry Holdings Ltd., NVS(a)(d)	1,112,400	1
HUTCHMED China Ltd.(a)(c)	147,500	450,484
Hygeia Healthcare Holdings Co. Ltd.(a)(b)(c)	106,200	204,463
InnoCare Pharma Ltd., Class H(a)(b)	177,000	385,099
iQIYI Inc., ADR(a)(c)	120,550	319,458
JF SmartInvest Holdings Ltd.	29,500	290,876
Jinchuan Group International Resources Co. Ltd.(c)(d)	1,096,000	80,982
JinkoSolar Holding Co. Ltd., ADR	9,322	215,059
Jinxin Fertility Group Ltd.(a)(b)(c)	531,000	197,527
Jiumaojiu International Holdings Ltd.(b)(c)	240,000	74,688
JOYY Inc., ADR	7,670	414,640
Kangji Medical Holdings Ltd.	236,000	262,741
Keymed Biosciences Inc.(a)(b)	59,000	523,867
Kinetic Development Group Ltd.	590,000	91,145
Kingboard Holdings Ltd.	184,000	677,256
Kingboard Laminates Holdings Ltd.	265,500	452,664
Kingsoft Cloud Holdings Ltd.(a)(c)	590,900	588,213
Security	Shares	Value
China (continued)
Lee & Man Paper Manufacturing Ltd.(c)	402,000	$152,379
Legend Holdings Corp., Class H(a)(b)	177,000	267,032
Lepu Biopharma Co. Ltd., Class H(a)(b)(c)	236,000	264,015
Lifetech Scientific Corp. (a)	826,000	207,297
Lingbao Gold Group Co. Ltd., Class H(c)	118,000	218,450
Lonking Holdings Ltd.	708,000	246,154
Lufax Holding Ltd., ADR(a)	64,637	190,033
Luye Pharma Group Ltd. (a)(b)(c)	560,500	260,233
Maanshan Iron & Steel Co. Ltd., Class H(a)	354,000	109,789
Maoyan Entertainment(b)(c)	118,000	117,907
MH Development Ltd., NVS(a)(d)	32,500	—
MicroPort NeuroScientific Corp.(c)	59,000	99,158
Microport Scientific Corp.(a)(c)	264,300	413,417
Ming Yuan Cloud Group Holdings Ltd.	295,000	150,474
Minth Group Ltd.	216,000	917,633
National Agricultural Holdings Ltd., NVS(a)(d)	354,000	—
NetDragon Websoft Holdings Ltd.(c)	88,500	118,737
New Horizon Health Ltd.(a)(b)(d)	91,000	115,546
Newborn Town Inc.(a)	118,000	187,311
Nexteer Automotive Group Ltd.	236,000	208,652
Nine Dragons Paper Holdings Ltd.(a)	453,000	329,388
Noah Holdings Ltd., ADR	11,022	137,224
Onewo Inc., Class H	59,000	190,968
Ping An Healthcare and Technology Co. Ltd.(b)(c)	230,100	614,544
Poly Property Group Co. Ltd.(c)	531,000	109,494
Poly Property Services Co. Ltd., Class H	35,400	160,171
Q Technology Group Co. Ltd.	118,000	244,414
Radiance Holdings Group Co. Ltd.(a)(c)	236,000	82,457
Remegen Co. Ltd., Class H(a)(b)(c)	59,000	746,852
RLX Technology Inc., ADR	84,606	214,899
RoboSense Technology Co. Ltd.(a)	59,000	304,797
Sany Heavy Equipment International Holdings Co. Ltd.	354,000	313,041
Seazen Group Ltd.(a)	690,000	220,969
Shandong BoAn Biotechnology Co. Ltd., Class H(a)(c)	59,000	104,998
Shanghai Chicmax Cosmetic Co. Ltd.	17,700	206,483
Shanghai Conant Optical Co. Ltd., Class H	48,500	300,065
Shanghai Industrial Holdings Ltd.	118,000	219,248
Shanghai MicroPort MedBot Group Co. Ltd., Class H(a)	90,000	235,862
Shenzhen International Holdings Ltd.	383,500	386,903
Shenzhen Investment Ltd.(a)(c)	804,000	86,776
Shoucheng Holdings Ltd.	591,200	143,798
Shougang Fushan Resources Group Ltd.	590,000	208,745
Shui On Land Ltd.(c)	917,500	89,626
Sihuan Pharmaceutical Holdings Group Ltd.(c)	1,180,000	221,853
Simcere Pharmaceutical Group Ltd.(b)	177,000	320,989
Sinofert Holdings Ltd.(c)	826,000	149,788
Sinopec Engineering Group Co. Ltd., Class H	383,500	343,270
Sinopec Kantons Holdings Ltd.	354,000	192,996
Skyworth Group Ltd.(a)	226,800	101,110
SSY Group Ltd.	354,000	129,289
Sun Art Retail Group Ltd.	610,000	159,231
Sunac China Holdings Ltd.(a)(c)	1,888,000	372,150
Superb Summit International Group Ltd., NVS(a)(d)	11,913	—
SY Holdings Group Ltd.(c)	147,500	225,717
TCL Electronics Holdings Ltd.	295,000	408,604
Tiangong International Co. Ltd.	472,000	152,096
Tianli International Holdings Ltd.(c)	354,000	172,107
Tianneng Power International Ltd.(c)	236,000	245,933
Tong Ren Tang Technologies Co. Ltd., Class H	177,000	112,773
Tongguan Gold Group Ltd.	224,000	57,742
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Topsports International Holdings Ltd.(b)	531,000	$220,874
Towngas Smart Energy Co. Ltd.(c)	286,000	147,469
Tuhu Car Inc.(a)(b)(c)	54,000	139,579
Tuya Inc.	61,246	162,914
UBTech Robotics Corp. Ltd., Class H(a)	29,500	364,776
Untrade SMI Holdings, NVS(a)(d)	468,800	1
Untradelumena Newmat, NVS(a)(d)	5,249	—
Up Fintech Holding Ltd., ADR(a)(c)	29,323	366,538
Vnet Group Inc., ADR(a)(c)	20,213	175,045
Wanguo Gold Group Ltd.(c)	54,000	210,726
Wasion Holdings Ltd.	118,000	175,333
Weibo Corp., ADR	23,600	270,456
Weifu High-Technology Group Co. Ltd., Class B	53,116	92,430
Weimob Inc.(a)(b)(c)	885,000	300,649
West China Cement Ltd.	590,000	201,601
XD Inc.	82,600	862,091
Xinte Energy Co. Ltd., Class H(a)	118,000	103,209
XtalPi Holdings Ltd.(a)	354,000	468,589
Xtep International Holdings Ltd.	413,000	353,003
XXF Group Holdings Ltd.(a)(c)	150,000	134,693
Yangtze Optical Fibre & Cable Joint Stock Co. Ltd., Class H(b)	59,000	400,479
Yidu Tech Inc. (a)(b)(c)	175,500	137,046
Yihai International Holding Ltd.(c)	177,000	312,519
Yixin Group Ltd.(b)	442,500	181,562
Yuexiu Property Co. Ltd.	354,000	225,797
Yuexiu REIT	944,000	114,108
Yuexiu Transport Infrastructure Ltd.	354,000	194,812
Zai Lab Ltd.(a)	259,600	864,115
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	253,700	646,864
Zhongsheng Group Holdings Ltd.	177,000	367,223
Zhongyu Energy Holdings Ltd.(c)	177,000	84,918
Zhou Hei Ya International Holdings Co. Ltd.(b)(c)	383,500	120,657
Zonqing Environmental Ltd.(c)	118,000	71,749
		48,889,593
Colombia — 0.3%
Cementos Argos SA	157,294	390,372
Grupo Argos SA	83,426	358,853
Grupo de Inversiones Suramericana SA	32,096	370,395
		1,119,620
Czech Republic — 0.1%
Colt CZ Group SE	3,894	134,352
Philip Morris CR AS	135	115,591
		249,943
Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	76,260	82,571
EFG Holding S.A.E.(a)	264,792	142,222
Fawry for Banking & Payment Technology Services SAE(a)	464,815	132,065
Telecom Egypt Co.	154,700	147,566
		504,424
Greece — 0.8%
Aegean Airlines SA	9,790	164,378
Aktor SA Holding Co. Technical & Energy Projects(a)	10,887	99,184
Athens International Airport SA	15,621	194,081
Athens Water Supply & Sewage Co. SA	11,091	94,024
GEK TERNA SA	16,472	431,802
HELLENiQ ENERGY Holdings SA	23,622	237,388
Holding Co. ADMIE IPTO SA	31,860	127,184
LAMDA Development SA(a)	20,274	175,392
Security	Shares	Value
Greece (continued)
Motor Oil Hellas Corinth Refineries SA	15,428	$454,727
Optima bank SA	52,908	483,416
Sarantis SA	10,162	173,572
Titan SA	10,962	476,033
		3,111,181
Hong Kong — 0.0%
Xinyi Energy Holdings Ltd.	590,000	96,303
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	102,275	581,027
Opus Global Nyrt	71,331	122,192
		703,219
India — 24.8%
360 ONE WAM Ltd.	48,821	564,108
3M India Ltd.	826	287,836
Aadhar Housing Finance Ltd.(a)	27,789	158,468
Aarti Industries Ltd.	50,563	215,495
Aarti Pharmalabs Ltd.	13,334	127,261
Aavas Financiers Ltd.(a)	10,797	186,112
Acme Solar Holdings Ltd.	31,152	100,512
Action Construction Equipment Ltd.	13,393	159,755
Acutaas Chemicals Ltd.	13,098	208,852
Aditya Birla Fashion and Retail Ltd.(a)	125,679	110,270
Aditya Birla Lifestyle Brands Ltd.(a)	107,616	164,687
Aditya Birla Real Estate Ltd.	13,865	275,360
Aditya Vision Ltd.(b)	41,713	237,969
Advent Hotels International Pvt Ltd., NVS(a)	2,572	9,116
Aegis Logistics Ltd.	40,533	309,140
Afcons Infrastructure Ltd.	42,233	200,165
Affle 3i Ltd.(a)	18,843	407,582
AGI Greenpac Ltd.	7,552	76,488
Ahluwalia Contracts India Ltd.	9,381	97,935
AIA Engineering Ltd.	11,446	396,401
Ajanta Pharma Ltd.	11,020	309,659
Alembic Pharmaceuticals Ltd.	14,001	148,740
Alivus Life Sciences Ltd.(a)	7,257	77,766
Alkyl Amines Chemicals	5,723	130,105
Alok Industries Ltd.(a)	441,615	87,369
Amara Raja Energy & Mobility Ltd.	30,916	347,604
Amber Enterprises India Ltd.(a)	5,297	436,267
Anand Rathi Wealth Ltd.	9,794	310,222
Anant Raj Ltd.	33,807	198,139
Angel One Ltd.	12,390	310,572
Anup Engineering Ltd. (The)	5,133	128,715
Apar Industries Ltd.	4,897	429,571
Apollo Tyres Ltd.	77,585	406,396
Aptus Value Housing Finance India Ltd.	80,358	289,555
Archean Chemical Industries Ltd.	17,346	129,128
Arvind Fashions Ltd.	14,042	82,712
Arvind Ltd.	49,090	156,514
Asahi India Glass Ltd.	21,650	205,499
Aster DM Healthcare Ltd.(b)	62,009	422,676
AstraZeneca Pharma India Ltd.	1,593	152,996
Atul Ltd.	3,540	251,964
AurionPro Solutions Ltd.	5,882	88,411
Authum Investment & Infrastucture Ltd.	8,555	313,958
Avanti Feeds Ltd.	17,169	125,183
AWL Agri Business Ltd.(a)	84,208	240,157
Bajaj Electricals Ltd.	11,269	72,823
Balrampur Chini Mills Ltd.	36,799	223,835
Bandhan Bank Ltd.(b)	188,623	346,115
BASF India Ltd.	3,186	166,318

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Bata India Ltd.	12,567	$156,445
Bayer CropScience Ltd.	4,071	241,574
BEML Ltd., (Acquired 02/10/22, Cost: $118,754)(e)	5,487	238,795
Biocon Ltd.	140,479	554,956
Birla Corp. Ltd.	8,622	122,400
Birlasoft Ltd.	47,995	200,182
Black Box Ltd.	9,263	47,459
BLS International Services Ltd.	34,279	142,661
Blue Dart Express Ltd.	1,947	123,796
Blue Star Ltd.	36,757	784,968
Bombay Burmah Trading Co.	4,779	95,106
Bondada Engineering Ltd.	23,600	105,492
Borosil Renewables Ltd.(a)	18,479	115,573
Brigade Enterprises Ltd.	38,409	402,192
Brookfield India Real Estate Trust(b)	90,624	328,334
Campus Activewear Ltd.	29,382	88,119
Can Fin Homes Ltd.	23,836	194,163
Carborundum Universal Ltd.	31,093	321,764
Cartrade Tech Ltd.(a)	9,514	258,799
Castrol India Ltd.	106,742	238,787
CCL Products India Ltd.	25,488	252,188
CE Info Systems Ltd.	7,316	136,381
Ceat Ltd.	6,608	234,804
Cello World Ltd.	15,517	94,907
Central Depository Services India Ltd.	27,789	449,042
Century Plyboards India Ltd.	18,054	152,832
Cera Sanitaryware Ltd.	1,593	114,087
CESC Ltd.	179,825	310,415
Chalet Hotels Ltd.(a)	24,308	278,335
Chambal Fertilisers and Chemicals Ltd.	46,913	287,315
Chemplast Sanmar Ltd.(a)	25,524	123,704
Chennai Petroleum Corp. Ltd.	14,750	107,975
Cholamandalam Financial Holdings Ltd.	26,373	516,018
CIE Automotive India Ltd.	43,129	188,261
City Union Bank Ltd.	104,946	233,342
Clean Science & Technology Ltd.	7,198	95,916
CMS Info Systems Ltd.	45,017	209,440
Coforge Ltd.	82,895	1,619,597
Cohance Lifesciences Ltd.(a)	28,517	284,369
Computer Age Management Services Ltd.	11,988	504,070
Concord Biotech Ltd.(a)	6,077	116,051
Craftsman Automation Ltd.	3,372	264,204
CreditAccess Grameen Ltd.	16,115	255,714
CRISIL Ltd.	5,310	300,184
Crompton Greaves Consumer Electricals Ltd.	169,566	634,702
Cyient Ltd.	22,361	296,322
Data Patterns India Ltd.(a)	7,729	210,746
Deepak Fertilisers & Petrochemicals Corp. Ltd.	18,264	287,433
Deepak Nitrite Ltd.	16,284	330,694
Delhivery Ltd.(a)	137,116	728,102
Devyani International Ltd.(a)	120,714	238,688
Doms Industries Ltd.	3,540	97,640
Dr Lal PathLabs Ltd.(b)	10,207	382,917
eClerx Services Ltd.	6,884	329,556
Edelweiss Financial Services Ltd.	140,783	171,026
EID Parry India Ltd.(a)	31,292	399,616
EIH Ltd.	64,487	292,062
Elecon Engineering Co. Ltd.	24,637	154,400
Electrosteel Castings Ltd.	96,111	106,293
Elgi Equipments Ltd.	53,553	286,605
Emami Ltd.	52,087	339,112
Embassy Developments Ltd.(a)	140,774	149,512
Security	Shares	Value
India (continued)
Embassy Office Parks REIT	219,598	$966,277
Endurance Technologies Ltd.(b)	9,993	325,139
Engineers India Ltd.	83,839	188,612
Epigral Ltd.	4,071	83,689
EPL Ltd.	44,250	112,733
Equitas Small Finance Bank Ltd.(a)(b)	143,802	81,991
Eris Lifesciences Ltd.(b)	14,042	286,662
Ethos Ltd.(a)	3,186	81,684
Exide Industries Ltd.	115,404	518,919
Federal Bank Ltd.	495,482	1,077,658
Fine Organic Industries Ltd.	2,514	133,907
Finolex Cables Ltd.	19,411	180,660
Finolex Industries Ltd.	71,980	173,178
Firstsource Solutions Ltd.	93,574	372,420
Five-Star Business Finance Ltd.	48,734	301,318
Force Motors Ltd.	1,239	273,719
Fortis Healthcare Ltd.	134,107	1,385,849
Gabriel India Ltd.	16,697	218,344
Ganesha Ecosphere Ltd.	4,012	60,587
Garden Reach Shipbuilders & Engineers Ltd.	7,864	209,605
Garware Hi-Tech Films Ltd.	2,580	78,931
GE Vernova T&D India Ltd.	31,565	994,359
Genus Power Infrastructures Ltd.	22,326	83,014
GHCL Ltd.	18,644	116,925
Gillette India Ltd.	2,301	263,407
Gland Pharma Ltd.(b)	10,089	213,960
GlaxoSmithKline Pharmaceuticals Ltd.	11,446	361,416
Glenmark Pharmaceuticals Ltd.	38,455	838,506
Global Health Ltd.	21,299	331,711
GMM Pfaudler Ltd.	11,151	148,955
Go Digit General Insurance Ltd.(a)	70,741	286,884
Go Fashion India Ltd.(a)	11,918	95,410
Godawari Power and Ispat Ltd.	80,771	213,138
Godfrey Phillips India Ltd.	3,363	419,280
Gokaldas Exports Ltd.(a)	17,641	134,926
Granules India Ltd.	38,822	216,782
Graphite India Ltd.	25,408	147,241
Gravita India Ltd.	6,726	123,641
Great Eastern Shipping Co. Ltd. (The)	27,553	289,680
Grindwell Norton Ltd.	11,889	210,810
Gujarat Ambuja Exports Ltd.	59,354	69,633
Gujarat Fluorochemicals Ltd.	7,434	287,816
Gujarat Gas Ltd.	37,052	176,367
Gujarat Mineral Development Corp. Ltd.	26,137	119,853
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	23,010	136,356
Gujarat Pipavav Port Ltd.	68,464	115,772
Gujarat State Fertilizers & Chemicals Ltd.	65,018	145,650
Gujarat State Petronet Ltd.	75,933	249,591
Happiest Minds Technologies Ltd.	23,482	150,455
HBL Engineering Ltd.	32,091	294,204
Hexaware Technologies Ltd.	30,680	263,559
HFCL Ltd.	220,377	175,526
HG Infra Engineering Ltd.	6,903	76,034
Himadri Speciality Chemical Ltd.	50,386	254,768
Hindustan Construction Co. Ltd.(a)	364,797	104,786
Hindustan Copper Ltd.	85,255	222,480
Hindustan Foods Ltd.(a)	18,290	108,908
Home First Finance Co. India Ltd.(b)	18,762	259,374
Honasa Consumer Ltd.(a)	41,418	137,567
IFCI Ltd.(a)	173,696	100,706
IIFL Finance Ltd.(a)	62,453	302,692
IIFL Securities Ltd.	33,258	111,819
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Indegene Ltd.	22,243	$136,800
India Cements Ltd. (The)(a)	12,095	52,387
IndiaMART Intermesh Ltd.(b)	8,614	253,768
Indian Energy Exchange Ltd.(b)	123,871	196,442
Indraprastha Gas Ltd.	147,462	345,895
Infibeam Avenues Ltd.	523,920	92,918
Inox Wind Ltd.(a)	187,679	294,281
Intellect Design Arena Ltd.	23,541	260,929
Inventurus Knowledge Solutions Ltd.(a)	10,974	188,387
ION Exchange India Ltd.	25,695	121,712
Ipca Laboratories Ltd.	36,795	577,565
IRB Infrastructure Developers Ltd.	496,308	241,529
IRCON International Ltd.(b)	108,324	197,219
ITC Hotels Ltd.(a)	165,082	446,687
ITD Cementation India Ltd.	16,461	132,312
Jaiprakash Power Ventures Ltd.(a)	1,056,749	220,368
Jammu & Kashmir Bank Ltd. (The)	110,389	123,870
JB Chemicals & Pharmaceuticals Ltd.	18,821	367,958
JBM Auto Ltd.	17,346	117,061
Jindal Saw Ltd.	63,838	142,960
JK Cement Ltd.	9,499	748,887
JK Lakshmi Cement Ltd.	17,582	183,792
JK Paper Ltd.	23,128	98,309
JK Tyre & Industries Ltd.	34,515	125,602
JM Financial Ltd.	124,726	250,848
JSW Holdings Ltd./India(a)	828	163,646
Jubilant Ingrevia Ltd.	23,135	189,907
Jubilant Pharmova Ltd.	20,178	234,160
Jupiter Life Line Hospitals Ltd.	4,447	71,093
Jupiter Wagons Ltd.	45,784	165,032
Just Dial Ltd.(a)	7,257	66,532
Jyothy Labs Ltd.	40,474	156,258
Jyoti CNC Automation Ltd.(a)	14,868	153,600
Kajaria Ceramics Ltd.	22,985	315,823
Kalpataru Projects International Ltd.	29,559	419,387
Kansai Nerolac Paints Ltd.	54,988	149,673
Karnataka Bank Ltd. (The)	38,822	75,540
Karur Vysya Bank Ltd. (The)	135,844	329,718
Kaynes Technology India Ltd.(a)	6,844	474,232
KEC International Ltd.	35,813	327,898
KEI Industries Ltd.	17,582	760,678
Kfin Technologies Ltd.	23,954	277,834
Kirloskar Brothers Ltd.	6,416	141,198
Kirloskar Ferrous Industries Ltd.	17,700	110,229
Kirloskar Oil Engines Ltd.	23,364	238,655
Kirloskar Pneumatic Co. Ltd.	11,878	164,311
KNR Constructions Ltd.	51,094	110,554
KPI Green Energy Ltd.(b)	30,177	164,695
KPIT Technologies Ltd.	44,545	601,133
KPR Mill Ltd.	28,234	316,263
KRBL Ltd.	21,653	105,859
Krishna Institute of Medical Sciences Ltd.(a)(b)	67,083	550,438
KSB Ltd.	20,060	188,153
L&T Finance Ltd.	217,887	536,716
Laurus Labs Ltd.(b)	92,925	902,834
Laxmi Organic Industries Ltd.	40,415	92,644
Lemon Tree Hotels Ltd.(a)(b)	142,544	268,143
LIC Housing Finance Ltd.	75,402	474,955
Lloyds Engineering Works Ltd.	163,666	116,968
LMW Ltd.	1,003	160,401
LT Foods Ltd.	48,026	229,708
Mahanagar Gas Ltd.	14,219	201,796
Security	Shares	Value
India (continued)
Maharashtra Scooters Ltd.	649	$116,718
Maharashtra Seamless Ltd.	15,930	115,934
Mahindra & Mahindra Financial Services Ltd.	139,712	402,415
Mahindra Lifespace Developers Ltd.	33,630	133,528
Man Infraconstruction Ltd.	29,205	52,202
Manappuram Finance Ltd.	142,688	422,888
Marksans Pharma Ltd.	54,030	103,350
Mastek Ltd.	5,782	159,029
Max Estates Ltd.(a)	16,225	81,591
Max Financial Services Ltd.(a)	71,036	1,290,253
Medplus Health Services Ltd.(a)	19,747	188,517
Metropolis Healthcare Ltd.(a)(b)	8,622	214,103
Minda Corp. Ltd.	21,537	121,960
Mindspace Business Parks REIT(b)	58,882	282,408
Mishra Dhatu Nigam Ltd.(b)	19,706	80,809
Motherson Sumi Wiring India Ltd.	792,606	374,111
Motilal Oswal Financial Services Ltd.	39,766	386,842
Mrs Bectors Food Specialities Ltd.	9,064	141,691
MTAR Technologies Ltd.(a)	6,726	106,501
Multi Commodity Exchange of India Ltd.	6,669	559,412
Narayana Hrudayalaya Ltd.	20,119	399,915
Natco Pharma Ltd.	21,985	214,955
National Aluminium Co. Ltd.	229,569	485,419
Nava Ltd.	31,515	245,667
Navin Fluorine International Ltd.	7,965	423,165
Nazara Technologies Ltd.(a)	5,605	73,811
NBCC India Ltd.	289,218	322,427
NCC Ltd./India	124,195	288,255
Neogen Chemicals Ltd.	5,487	87,362
Neuland Laboratories Ltd.	2,124	324,025
Newgen Software Technologies Ltd.	17,169	171,865
Nexus Select Trust	209,332	351,761
NIIT Learning Systems Ltd.	28,733	106,907
Nippon Life India Asset Management Ltd.(b)	42,126	374,961
NLC India Ltd.	104,666	267,061
NMDC Steel Ltd.(a)	305,679	131,247
Nuvama Wealth Management Ltd.	3,312	239,748
Nuvoco Vistas Corp. Ltd.(a)	29,677	153,459
Ola Electric Mobility Ltd.(a)	281,253	172,278
Olectra Greentech Ltd.	12,213	213,721
One 97 Communications Ltd., NVS(a)	77,155	1,056,576
Onesource Specialty Pharma Ltd.(a)	12,744	273,332
Orient Cement Ltd.	30,857	75,941
Orient Electric Ltd.	38,881	94,763
Paradeep Phosphates Ltd.(b)	105,360	259,684
PC Jeweller Ltd.(a)	761,395	113,328
PCBL Ltd.	47,318	199,364
PDS Ltd.	12,154	44,421
Pearl Global Industries Ltd.	4,130	57,945
PG Electroplast Ltd.	36,527	221,186
Piramal Enterprises Ltd.	30,621	389,115
Piramal Pharma Ltd.	162,014	336,915
PNB Housing Finance Ltd.(b)	50,268	429,610
PNC Infratech Ltd.	36,167	124,823
Poly Medicure Ltd.	10,308	243,868
Poonawalla Fincorp Ltd.(a)	78,057	382,169
Praj Industries Ltd.	34,220	151,958
Pricol Ltd.(a)	33,403	174,131
Procter & Gamble Health Ltd.	1,861	134,370
PTC India Ltd.	61,714	122,573
PTC Industries Ltd.(a)	1,183	187,876
Puravankara Ltd.(a)	16,324	53,215

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
PVR Inox Ltd.(a)	21,004	$266,733
Quess Corp. Ltd.(b)	22,678	68,903
Radico Khaitan Ltd.	20,355	658,710
Railtel Corp. of India Ltd.	27,435	102,098
Rain Industries Ltd.	67,024	103,304
Rainbow Children's Medicare Ltd.	14,977	255,027
Ramco Cements Ltd. (The)	28,910	343,302
Ramkrishna Forgings Ltd.	23,659	152,080
Ratnamani Metals & Tubes Ltd.	8,437	228,609
RattanIndia Enterprises Ltd.(a)	178,106	123,935
RattanIndia Power Ltd.(a)	834,850	116,453
Raymond Lifestyle Ltd.(a)	8,461	106,278
Raymond Ltd.(a)	9,558	65,056
Raymond Realty Ltd.(a)	9,558	65,724
RBL Bank Ltd.(b)	117,646	348,565
Redington Ltd.	157,825	431,187
Redtape Ltd./India	78,765	109,185
Refex Industries Ltd.	13,216	55,079
Reliance Power Ltd.(a)	707,436	352,932
Restaurant Brands Asia Ltd.(a)	129,977	117,783
Rhi Magnesita India Ltd.	23,240	124,910
Route Mobile Ltd.	9,551	91,899
RR Kabel Ltd.	7,434	98,519
Safari Industries India Ltd.	8,319	202,254
Sagility Ltd.(a)	421,319	209,573
SAI Life Sciences Ltd.(a)(b)	23,541	220,040
Sammaan Capital Ltd.	155,472	218,464
Sanofi Consumer Healthcare India Ltd.	1,829	107,628
Sanofi India Ltd.	1,449	84,486
Sansera Engineering Ltd.(b)	11,033	158,922
Sapphire Foods India Ltd.(a)	64,015	237,596
Sarda Energy & Minerals Ltd.	24,072	163,279
Saregama India Ltd.	25,276	138,145
Schneider Electric Infrastructure Ltd.(a)	7,847	76,339
Senco Gold Ltd.	19,470	81,649
Shaily Engineering Plastics Ltd.	6,549	165,788
Shakti Pumps India Ltd.	12,685	115,912
Sheela Foam Ltd.(a)	213	1,673
Shipping Corp. of India Ltd.	42,008	100,686
Shoppers Stop Ltd.(a)	14,927	91,340
Shree Renuka Sugars Ltd.(a)	315,827	101,567
Shriram Pistons & Rings Ltd.	3,658	104,060
SignatureGlobal India Ltd.(a)	4,720	58,268
SJVN Ltd.	227,532	241,794
SKF India Ltd.	6,844	344,622
Sobha Ltd.	12,253	198,994
Sona Blw Precision Forgings Ltd.(b)	109,327	549,552
Sonata Software Ltd.	46,256	184,144
South Indian Bank Ltd. (The)	366,921	121,875
SpiceJet Ltd.(a)	177,000	74,074
Star Health & Allied Insurance Co. Ltd.(a)	62,304	315,788
Strides Pharma Science Ltd.	20,473	200,476
Sudarshan Chemical Industries Ltd.	11,210	189,892
Sumitomo Chemical India Ltd.	35,165	225,704
Sun TV Network Ltd.	31,329	193,084
Sundram Fasteners Ltd.	30,798	356,038
Suprajit Engineering Ltd.	26,432	135,524
Supreme Petrochem Ltd.	22,656	196,335
Surya Roshni Ltd.	24,190	77,898
Swan Energy Ltd.	29,653	149,540
Syngene International Ltd.(b)	49,897	354,283
Syrma SGS Technology Ltd.	17,700	150,957
Security	Shares	Value
India (continued)
Tamilnad Mercantile Bank Ltd.	20,001	$96,020
Tanla Platforms Ltd.	20,178	141,331
Tata Chemicals Ltd.	36,049	376,675
Tata Investment Corp. Ltd.	3,717	286,897
Tata Technologies Ltd.	35,872	267,363
Tbo Tek Ltd.(a)	9,794	145,262
Techno Electric & Engineering Co. Ltd.	16,284	279,424
Tega Industries Ltd.	3,953	82,807
Tejas Networks Ltd.(b)	22,833	151,144
Texmaco Rail & Engineering Ltd.	75,048	116,511
Thermax Ltd.	10,502	382,160
Thomas Cook India Ltd.	53,513	107,849
Tilaknagar Industries Ltd.	26,196	140,773
Time Technoplast Ltd.	27,671	143,285
Timken India Ltd.	9,867	322,989
Tips Industries Ltd.	12,399	81,811
Titagarh Rail System Ltd.	22,951	214,773
Transformers & Rectifiers India Ltd.	28,216	157,021
Transport Corp. of India Ltd.	9,440	122,009
Trident Ltd.	354,000	109,969
Triveni Engineering & Industries Ltd.	29,609	118,107
Triveni Turbine Ltd.	36,934	217,559
TTK Prestige Ltd.	14,692	109,450
TVS Holdings Ltd.	1,711	230,070
Ujjivan Small Finance Bank Ltd.(b)	254,231	123,032
UNO Minda Ltd.	52,628	762,156
Usha Martin Ltd.	41,536	179,951
UTI Asset Management Co. Ltd.	13,761	201,223
VA Tech Wabag Ltd.	11,781	194,791
Valor Estate Ltd.(a)	41,595	79,840
Vardhman Textiles Ltd.	34,633	166,860
Varroc Engineering Ltd.(b)	13,924	84,388
Vedant Fashions Ltd.	16,048	134,979
Vesuvius India Ltd.	24,780	141,402
V-Guard Industries Ltd.	53,218	219,318
Vijaya Diagnostic Centre Pvt Ltd.	15,222	173,984
Vinati Organics Ltd.	7,965	154,507
VIP Industries Ltd.(a)	26,373	125,447
V-Mart Retail Ltd.(a)	14,564	122,589
Voltamp Transformers Ltd.	1,786	158,259
Waaree Renewable Technologies Ltd.	8,826	102,602
Websol Energy System Ltd.(a)	8,378	126,329
Welspun Corp. Ltd.	29,677	284,127
Welspun Enterprises Ltd.	16,756	88,852
Welspun Living Ltd.	75,363	93,553
Westlife Foodworld Ltd.	16,122	131,261
Whirlpool of India Ltd.	16,520	244,002
Wockhardt Ltd.(a)	19,765	320,328
Wonderla Holidays Ltd.	9,558	66,418
Zee Entertainment Enterprises Ltd.	197,355	259,462
Zen Technologies Ltd.	12,508	207,293
Zensar Technologies Ltd.	32,037	278,871
ZF Commercial Vehicle Control Systems India Ltd.	1,891	301,827
		97,322,474
Indonesia — 2.0%
Adaro Andalan Indonesia PT(a)	495,600	207,377
AKR Corporindo Tbk PT	2,395,400	173,517
Alamtri Resources Indonesia Tbk PT	2,318,700	246,905
Aneka Tambang Tbk	2,230,200	413,383
Aspirasi Hidup Indonesia Tbk PT	2,171,200	60,092
Astra Agro Lestari Tbk PT	129,800	57,462
Bank Aladin Syariah Tbk PT(a)	1,864,400	92,146
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Indonesia (continued)
Bank Tabungan Negara Persero Tbk PT	1,386,500	$109,170
BFI Finance Indonesia Tbk PT	2,743,500	126,444
Bukalapak.com PT Tbk(a)	14,437,300	152,309
Bukit Asam Tbk PT	1,097,400	159,670
Bumi Resources Minerals Tbk PT(a)	15,251,800	436,950
Bumi Resources Tbk PT(a)	31,236,000	206,540
Bumi Serpong Damai Tbk PT(a)	2,684,500	176,567
Ciputra Development Tbk PT	2,837,963	174,794
Elang Mahkota Teknologi Tbk PT	4,242,100	312,544
ESSA Industries Indonesia Tbk PT	1,770,000	60,598
Gudang Garam Tbk PT	112,100	57,953
Hanson International Tbk PT, NVS(d)	25,794,200	—
Indah Kiat Pulp & Paper Tbk PT	625,400	289,983
Indo Tambangraya Megah Tbk PT	64,900	87,028
Indocement Tunggal Prakarsa Tbk PT	300,900	127,760
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	2,112,257	66,608
Inti Agri Resources Tbk PT(a)(d)	12,327,500	—
Japfa Comfeed Indonesia Tbk PT	1,528,100	151,866
Jasa Marga Persero Tbk PT	601,800	122,623
Map Aktif Adiperkasa PT	3,309,900	126,134
MD Entertainment Tbk PT	831,970	165,990
Medco Energi Internasional Tbk PT	2,023,712	142,816
Medikaloka Hermina Tbk PT	2,354,100	236,663
Merdeka Copper Gold Tbk PT(a)	2,637,300	397,565
Mitra Adiperkasa Tbk PT	2,537,000	185,205
Mitra Keluarga Karyasehat Tbk PT	1,315,778	175,543
MNC Tourism Indonesia Tbk PT(a)	17,410,900	195,332
Pabrik Kertas Tjiwi Kimia Tbk PT	477,900	208,349
Pacific Strategic Financial Tbk PT(a)	2,278,200	160,952
Pakuwon Jati Tbk PT	4,642,200	104,763
Perusahaan Gas Negara Tbk PT	2,932,300	304,070
Sarana Menara Nusantara Tbk PT	5,085,800	189,677
Sariguna Primatirta Tbk. PT	4,177,200	145,674
Sawit Sumbermas Sarana Tbk PT	1,286,200	114,268
Selamat Sempurna Tbk PT	590,000	67,623
Semen Indonesia Persero Tbk PT	831,900	133,548
Sugih Energy Tbk PT(a)(d)	1,824,800	—
Transcoal Pacific Tbk PT	660,800	230,418
Vale Indonesia Tbk PT	495,600	112,559
Waskita Karya Persero Tbk PT(a)(d)	3,225,094	19,753
XLSMART Telecom Sejahtera Tbk. PT	1,469,100	244,998
		7,732,189
Kuwait — 1.0%
Agility Public Warehousing Co. KSC	432,049	193,782
Al Ahli Bank of Kuwait KSCP	335,126	318,139
Ali Alghanim Sons Automotive Co. KSCC	41,523	149,316
Boubyan Petrochemicals Co. KSCP	112,044	234,904
Boursa Kuwait Securities Co. KPSC	26,912	299,561
Burgan Bank SAK	245,260	195,042
Commercial Real Estate Co. KSC	496,308	315,219
Gulf Cable & Electrical Industries Co. KSCP	33,748	225,502
Humansoft Holding Co. KSC	25,422	207,155
Jazeera Airways Co. KSCP	12,744	58,035
Kuwait International Bank KSCP	267,978	230,447
Kuwait Projects Co. Holding KSCP(a)	435,184	123,672
Kuwait Real Estate Co. KSC(a)	335,151	400,001
Kuwait Telecommunications Co.	98,884	186,470
National Industries Group Holding SAK	600,646	500,798
National Investments Co. KSCP	172,575	139,011
National Real Estate Co. KPSC(a)	337,244	91,087
Salhia Real Estate Co. KSCP	111,345	144,353
Security	Shares	Value
Kuwait (continued)
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	163,371	$88,251
		4,100,745
Malaysia — 2.7%
AFFIN Bank Bhd(a)(c)	211,744	112,366
Alliance Bank Malaysia Bhd	289,100	308,365
Axis Real Estate Investment Trust	407,100	196,564
Bank Islam Malaysia Bhd	206,500	111,890
Bumi Armada Bhd(a)	587,100	50,703
Bursa Malaysia Bhd(c)	159,350	293,807
Carlsberg Brewery Malaysia Bhd	57,300	219,164
Chin Hin Group Bhd(a)	317,700	164,678
CTOS Digital Bhd(c)	538,700	110,849
Dialog Group Bhd(c)	932,200	412,364
Eco World Development Group Bhd	300,900	149,523
Fraser & Neave Holdings Bhd	47,200	301,186
Frontken Corp. Bhd(c)	348,150	352,353
Genting Bhd	536,900	363,221
Genting Malaysia Bhd(c)	708,000	341,725
Greatech Technology Bhd(a)	189,600	93,347
Guan Chong Bhd	206,500	44,674
HAP Seng Consolidated Bhd	106,200	61,782
Hartalega Holdings Bhd(c)	413,000	115,166
Heineken Malaysia Bhd	46,100	220,625
Hextar Global Bhd	413,000	87,488
IGB Real Estate Investment Trust	359,900	229,995
IJM Corp. Bhd(c)	564,300	383,190
Inari Amertron Bhd(c)	678,500	324,810
IOI Properties Group Bhd	430,700	227,408
Itmax System Bhd	94,400	95,938
Kossan Rubber Industries Bhd	386,500	110,583
KPJ Healthcare Bhd(c)	519,200	319,307
Lafarge Malaysia Bhd	59,000	81,692
Mah Sing Group Bhd	300,900	81,945
Malakoff Corp. Bhd(c)	590,000	132,528
Malaysian Pacific Industries Bhd	23,100	146,471
MBSB Bhd(c)	967,600	160,194
Nationgate Holdings Bhd	271,400	83,220
Pavilion REIT	413,000	168,159
PPB Group Bhd	159,300	352,715
Sam Engineering & Equipment M Bhd	129,800	115,645
Scientex Bhd	241,900	178,634
Sime Darby Bhd	684,400	335,351
Sime Darby Property Bhd(c)	898,700	314,724
SP Setia Bhd Group(c)	619,500	153,891
Sunway Construction Group Bhd	123,900	185,665
Sunway REIT(c)	460,200	223,343
Supermax Corp. Bhd.(a)	672,619	73,902
Syarikat Takaful Malaysia Keluarga Bhd	88,544	63,519
Tanco Holdings Bhd(a)(c)	566,400	94,509
TIME dotCom Bhd(c)	353,100	432,913
Top Glove Corp. Bhd(a)	1,451,400	201,081
Unisem M Bhd	141,600	89,085
United Plantations Bhd(c)	70,800	381,255
ViTrox Corp. Bhd(c)	142,000	131,436
VS Industry Bhd(c)	868,341	136,548
Yinson Holdings Bhd	336,300	195,002
Zetrix Ai Bhd	1,667,700	338,961
		10,655,459
Mexico — 1.5%
Alsea SAB de CV(a)	141,600	407,249

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Mexico (continued)
Banco del Bajio SA(b)	206,500	$492,560
Bolsa Mexicana de Valores SAB de CV	102,000	207,776
Controladora Alpek SAB de CV, NVS(a)	934,125	130,125
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	270,000	166,069
Corp Inmobiliaria Vesta SAB de CV	230,135	634,137
FIBRA Macquarie Mexico(b)	212,435	354,428
GCC SAB de CV	47,220	440,209
Genomma Lab Internacional SAB de CV, Class B	212,400	254,568
Gentera SAB de CV	324,500	792,799
Grupo Televisa SAB, CPO	595,900	328,847
La Comer SAB de CV	83,449	188,006
Megacable Holdings SAB de CV, CPO	123,900	359,064
Operadora De Sites Mexicanos SAB de CV, Class A1	306,800	279,111
Orbia Advance Corp. SAB de CV	230,100	182,951
Regional SAB de CV	64,900	504,992
		5,722,891
Peru — 0.1%
Intercorp Financial Services Inc.	9,494	377,102
Philippines — 0.8%
Aboitiz Equity Ventures Inc.	418,900	213,317
ACEN Corp.	2,773,000	107,727
Alliance Global Group Inc.	660,800	84,414
AREIT Inc.	259,600	203,064
Century Pacific Food Inc.	395,300	253,872
Converge Information and Communications Technology Solutions Inc.	571,200	139,951
DigiPlus Interactive Corp.	390,200	157,050
DMCI Holdings Inc.	879,300	165,566
GT Capital Holdings Inc.	28,910	349,161
JG Summit Holdings Inc.	672,600	279,887
LT Group Inc.	583,100	143,058
Megaworld Corp.	2,891,000	104,302
Monde Nissin Corp.(b)	920,400	113,550
Puregold Price Club Inc.	324,500	234,240
RL Commercial REIT Inc.	1,398,300	196,733
Robinsons Land Corp.	494,100	127,102
Robinsons Retail Holdings Inc.	53,100	32,941
Semirara Mining & Power Corp., Class A	247,800	142,666
Universal Robina Corp.	207,090	293,324
		3,341,925
Poland — 1.6%
Alior Bank SA	22,538	642,096
AmRest Holdings SE	16,505	65,806
Asseco Poland SA	14,074	730,507
Bank Handlowy w Warszawie SA	8,401	237,715
Benefit Systems SA	767	686,481
Cyfrowy Polsat SA(a)	66,334	260,729
Diagnostyka SA, NVS	4,248	236,399
Enea SA(a)	72,157	363,183
Grupa Azoty SA(a)	16,781	84,039
Grupa Kety SA	2,419	611,886
Jastrzebska Spolka Weglowa SA, Class S(a)(c)	13,983	86,990
KRUK SA(c)	4,956	619,265
Orange Polska SA	157,707	401,312
Pepco Group NV	42,185	248,291
Tauron Polska Energia SA(a)	269,040	624,491
XTB SA(b)	19,550	413,472
		6,312,662
Security	Shares	Value
Qatar — 0.7%
Al Meera Consumer Goods Co. QSC	27,258	$108,800
Baladna(a)	290,850	127,584
Doha Bank QPSC	590,354	419,761
Estithmar Holding QPSC(a)	271,464	309,264
Gulf International Services QSC	276,656	241,569
Gulf Warehousing Co.	101,067	74,995
Qatar Aluminum Manufacturing Co.	656,375	256,809
Qatar Navigation QSC	266,916	838,400
United Development Co. QSC	409,578	114,039
Vodafone Qatar QSC	481,381	322,866
		2,814,087
Russia — 0.0%
Credit Bank of Moscow PJSC(a)(d)	4,743,600	590
Federal Grid Co. Rosseti PJSC(a)(d)	142,040,000	18
IPJSC United Medical Group, GDR, NVS(d)(f)	11,658	1
Lenta PJSC, GDR(a)(d)	58,692	7
Nanduq PLC, ADR(a)(d)	20,971	3
Segezha Group PJSC(a)(b)(d)	1,675,000	208
Sistema AFK PAO(a)(d)	1,865,280	232
Sovcomflot PJSC(d)	338,350	42
		1,101
Saudi Arabia — 3.6%
Abdullah Al Othaim Markets Co.	118,944	237,749
Advanced Petrochemical Co.(a)	32,931	307,176
Al Babtain Power & Telecommunication Co.	5,546	84,504
Al Hammadi Holding	21,126	189,646
Al Masane Al Kobra Mining Co.	9,499	155,823
Al Moammar Information Systems Co.	5,008	176,209
Al Rajhi REIT	82,069	179,441
Al-Dawaa Medical Services Co.	9,145	159,381
Aldrees Petroleum and Transport Services Co.	13,216	419,027
AlKhorayef Water & Power Technologies Co.	4,897	165,244
Almunajem Foods Co.	5,546	84,154
AlSaif Stores For Development & Investment Co.(a)	101,893	191,042
Alujain Corp.	16,092	157,573
Arabian Cement Co./Saudi Arabia	14,750	86,187
Arabian Centres Co.(b)	55,251	300,503
Arabian Contracting Services Co.(a)	4,930	116,461
Arriyadh Development Co.	26,432	232,925
Astra Industrial Group	11,033	419,966
Ataa Educational Co.	5,428	91,933
BinDawood Holding Co.	75,402	111,125
Catrion Catering Holding Co.	12,154	325,138
City Cement Co.	26,064	112,600
East Pipes Integrated Co. for Industry	4,130	116,833
Eastern Province Cement Co.	14,448	100,162
Electrical Industries Co.	163,017	390,697
Emaar Economic City(a)	53,797	186,081
Etihad Atheeb Telecommunication Co.	4,956	140,848
Jadwa REIT Saudi Fund	58,292	159,859
Jahez International Co.(a)	27,435	162,929
Jamjoom Pharmaceuticals Factory Co.	6,136	259,312
Leejam Sports Co. JSC	7,468	294,802
Maharah Human Resources Co.	107,911	137,594
Middle East Healthcare Co.	12,095	184,639
Middle East Paper Co.(a)	13,039	97,951
Mobile Telecommunications Co. Saudi Arabia	103,899	295,624
National Agriculture Development Co. (The)(a)	42,716	237,160
National Co. for Learning & Education	5,133	232,012
National Gas & Industrialization Co.	11,269	225,777
National Industrialization Co.(a)	78,730	228,288
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Saudi Arabia (continued)
National Medical Care Co.	6,549	$301,169
Perfect Presentation For Commercial Services Co.(a)	98,648	271,611
Power & Water Utility Co. for Jubail & Yanbu	16,597	175,387
Qassim Cement Co. (The)	14,337	164,721
Rasan Information Technology Co.(a)	8,173	216,485
Retal Urban Development Co.	70,279	233,413
Saudi Automotive Services Co.	11,290	155,152
Saudi Cement Co.	18,821	194,921
Saudi Ceramic Co.	18,220	141,529
Saudi Chemical Co. Holding	122,651	223,355
Saudi Ground Services Co.	26,373	317,384
Saudi Industrial Investment Group	83,603	427,792
Saudi Kayan Petrochemical Co.(a)	184,670	251,685
Saudi Manpower Solutions Co.	59,000	95,131
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	14,455	103,258
Saudi Public Transport Co.(a)	26,727	98,331
Saudi Real Estate Co.(a)	46,964	227,159
Saudi Reinsurance Co.(a)	11,269	138,859
Saudia Dairy & Foodstuff Co.	4,620	329,244
Savola Group (The)(a)	38,763	248,971
Seera Group Holding(a)	47,562	368,560
Southern Province Cement Co.	18,172	125,254
Sumou Real Estate Co.	10,797	110,216
Sustained Infrastructure Holding Co.	15,812	147,012
Taiba Investments Co.	32,037	321,548
Theeb Rent A Car Co.	8,496	142,256
United Electronics Co.	12,130	292,406
United International Transportation Co.	11,977	220,939
Yamama Cement Co.	32,718	286,197
Yanbu Cement Co.	23,241	102,597
		14,186,917
South Africa — 3.9%
AECI Ltd.	25,851	157,597
African Rainbow Minerals Ltd.	27,848	289,040
Aspen Pharmacare Holdings Ltd.	95,285	571,872
AVI Ltd.	88,569	469,506
Barloworld Ltd.	40,311	268,457
Coronation Fund Managers Ltd.	71,829	177,485
Dis-Chem Pharmacies Ltd.(b)	139,594	269,454
DRDGOLD Ltd.	134,284	245,704
Equites Property Fund Ltd.(c)	227,361	213,975
Exxaro Resources Ltd.	62,953	687,737
Fortress Real Estate Investments Ltd., Series B, Class B	373,175	476,412
Foschini Group Ltd. (The)	88,736	547,407
Grindrod Ltd.	195,009	169,841
Growthpoint Properties Ltd.	875,206	715,496
Hosken Consolidated Investments Ltd.	11,307	78,259
Hyprop Investments Ltd.	113,024	299,722
Investec Ltd.	67,496	499,677
JSE Ltd.	22,243	159,633
Life Healthcare Group Holdings Ltd.	350,283	270,258
Momentum Group Ltd.	323,084	653,861
Motus Holdings Ltd.	42,185	247,514
Mr. Price Group Ltd.	70,033	824,432
MultiChoice Group(a)	65,313	454,303
Netcare Ltd.	314,116	246,988
Ninety One Ltd.	52,595	131,998
Northam Platinum Holdings Ltd.	92,152	1,032,537
Omnia Holdings Ltd.	45,253	188,266
Pick n Pay Stores Ltd.(a)	149,133	233,168
Security	Shares	Value
South Africa (continued)
Redefine Properties Ltd.	1,916,792	$550,325
Resilient REIT Ltd.(c)	89,016	338,958
Reunert Ltd.	52,510	164,854
Santam Ltd.	10,443	259,299
Sappi Ltd.	155,229	255,060
SPAR Group Ltd. (The)(a)	52,156	320,091
Telkom SA SOC Ltd.	76,663	220,243
Thungela Resources Ltd.	26,314	138,790
Tiger Brands Ltd.	44,958	792,627
Truworths International Ltd.	99,297	338,983
Vukile Property Fund Ltd.	328,630	398,740
We Buy Cars Holdings Ltd.	75,507	238,592
Wilson Bayly Holmes-Ovcon Ltd.	14,337	138,502
Woolworths Holdings Ltd./South Africa	235,941	694,715
		15,430,378
South Korea — 12.6%
ABLBio Inc.(a)	9,499	625,701
Advanced Nano Products Co. Ltd.	3,186	119,680
Amorepacific Holdings Corp.	8,909	174,000
APR Corp./Korea(c)	6,372	1,039,349
Asiana Airlines Inc.(a)	12,495	85,116
BGF retail Co. Ltd.	2,183	184,043
BHI Co. Ltd.(a)	4,779	197,610
Binggrae Co. Ltd.	1,416	71,820
BNK Financial Group Inc.	67,555	698,536
Boryung(c)	12,508	74,852
Cafe24 Corp.(a)	3,422	94,041
Caregen Co. Ltd.(c)	4,854	194,036
Celltrion Pharm Inc.(a)(c)	5,546	205,867
Chabiotech Co. Ltd.(a)	17,712	132,120
Cheil Worldwide Inc.	17,051	242,533
Chong Kun Dang Pharmaceutical Corp.	1,809	103,688
CJ CheilJedang Corp.	2,065	339,617
CJ Corp.(c)	3,894	446,432
CJ ENM Co. Ltd.(a)	3,141	161,015
CJ Logistics Corp.	2,124	127,288
Classys Inc.	5,841	218,702
Cosmax Inc.	2,242	348,164
CosmoAM&T Co. Ltd.(a)(c)	6,785	207,853
CS Wind Corp.(c)	6,667	199,428
Daeduck Electronics Co. Ltd./New	9,971	171,206
Daejoo Electronic Materials Co. Ltd.	2,950	146,554
Daesang Corp.	7,965	129,103
Daewoo Engineering & Construction Co. Ltd.(a)	45,135	120,159
Daewoong Co. Ltd.	6,726	119,398
Daewoong Pharmaceutical Co. Ltd.	1,365	133,298
Daishin Securities Co. Ltd.	6,956	139,613
Daou Technology Inc.	6,962	170,771
DB HiTek Co. Ltd.	8,791	288,363
Dear U Co. Ltd.	2,419	85,784
Dentium Co. Ltd.(c)	2,242	92,375
DI Dong Il Corp.	4,012	118,390
DL E&C Co. Ltd.	8,378	255,355
DL Holdings Co. Ltd.	3,776	105,706
DN Automotive Corp.	5,192	98,933
Dongjin Semichem Co. Ltd.	10,915	233,596
DongKook Pharmaceutical Co. Ltd.	9,563	116,580
Dongsuh Companies Inc.	9,756	191,051
Doosan Fuel Cell Co. Ltd.(a)(c)	11,741	240,630
Doosan Robotics Inc.(a)	5,723	255,762
DoubleUGames Co. Ltd.	3,658	138,284
Douzone Bizon Co. Ltd.(c)	5,015	286,014

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
Duk San Neolux Co. Ltd.(a)(c)	3,312	$112,042
Ecopro Materials Co. Ltd.(a)	6,136	221,551
E-MART Inc.	5,015	257,481
EMRO Inc.(a)(c)	2,065	61,901
Enchem Co. Ltd.(a)(c)	3,776	202,177
Eo Technics Co. Ltd.	2,419	355,835
ESR Kendall Square REIT Co. Ltd.(c)	55,848	176,151
Eugene Technology Co. Ltd.	4,366	149,110
F&F Co. Ltd./New	4,248	202,772
GemVax & Kael Co. Ltd.(a)	7,440	266,775
Green Cross Corp.	1,593	148,179
GS Engineering & Construction Corp.	18,408	246,390
GS Holdings Corp.	11,859	387,495
Han Kuk Carbon Co. Ltd.	8,673	205,124
Hana Micron Inc.	17,346	171,938
Hana Tour Service Inc.	3,994	147,558
Hanall Biopharma Co. Ltd.(a)	8,834	188,600
Hanil Cement Co. Ltd./New	4,543	63,112
Hanmi Pharm Co. Ltd.	1,534	333,452
Hanmi Science Co. Ltd.(c)	5,470	161,143
Hanon Systems(a)	43,896	112,317
Hansol Chemical Co. Ltd.	2,478	314,037
Hanssem Co. Ltd.	1,593	48,262
Hanwha Corp.	7,552	453,123
Hanwha Engine(a)	13,629	463,087
Hanwha Investment & Securities Co. Ltd.(a)	45,371	180,589
Hanwha Life Insurance Co. Ltd.(a)	81,243	182,707
Hanwha Solutions Corp.(c)	29,087	590,773
Hanwha Vision Co. Ltd.(a)(c)	9,462	359,665
HD Hyundai Construction Equipment Co. Ltd	3,599	224,887
HD Hyundai Infracore Co. Ltd.	38,769	389,465
HD Hyundai Mipo	6,313	928,031
HDC Hyundai Development Co-Engineering & Construction, Class E	10,620	151,398
HD-Hyundai Marine Engine(a)	5,133	338,111
Hite Jinro Co. Ltd.	9,537	130,851
HL Mando Co. Ltd.	8,201	209,372
Hlb Pharma Ceutical Co. Ltd.(a)(c)	7,384	71,872
Hotel Shilla Co. Ltd.(a)	8,083	272,038
HPSP Co. Ltd.	13,275	252,464
HS Hyosung Advanced Materials Corp.	826	112,712
Hugel Inc.(a)(c)	1,475	333,483
Hyosung Corp.	2,074	129,090
Hyosung TNC Corp.	708	111,167
Hyundai Autoever Corp.	1,770	222,420
Hyundai Department Store Co. Ltd.	4,250	226,657
Hyundai Elevator Co. Ltd.	6,549	368,877
Hyundai Engineering & Construction Co. Ltd.	19,824	881,763
Hyundai Feed Inc.(a)(c)(d)	44,392	38,270
Hyundai Marine & Fire Insurance Co. Ltd.(a)	14,809	296,572
Hyundai Steel Co.	22,184	509,822
Hyundai Wia Corp.	4,012	144,448
Iljin Electric Co. Ltd.(c)	6,372	163,781
iM Financial Group Co. Ltd.	35,695	351,292
Innocean Worldwide Inc.	4,543	59,911
ISC Co. Ltd.	2,891	119,705
ISU Specialty Chemical(a)(c)	5,288	168,755
IsuPetasys Co. Ltd.(c)	14,295	675,241
JB Financial Group Co. Ltd.	31,388	529,824
JNTC Co. Ltd.(a)(c)	5,664	71,833
Jusung Engineering Co. Ltd.(c)	7,788	151,998
JYP Entertainment Corp.	7,788	407,245
Security	Shares	Value
South Korea (continued)
Kakao Games Corp.(a)	11,328	$131,684
Kangwon Land Inc.	25,547	331,133
KCC Corp.	1,298	370,300
KEPCO Engineering & Construction Co. Inc.(c)	4,543	300,188
KEPCO Plant Service & Engineering Co. Ltd.	5,959	214,811
KIWOOM Securities Co. Ltd.	3,918	577,085
Koh Young Technology Inc.	14,750	153,931
Kolmar Korea Co. Ltd.(c)	4,298	239,493
Kolon Industries Inc.	5,074	133,968
Korea Electric Terminal Co. Ltd.(c)	1,770	79,941
Korea Gas Corp.	7,599	216,028
Korean Reinsurance Co.(c)	34,295	267,013
Kum Yang Co. Ltd.(a)(d)	10,732	68,781
Kumho Petrochemical Co. Ltd.	3,776	296,951
Kumho Tire Co. Inc.(a)(c)	30,444	108,421
Kyung Dong Navien Co. Ltd.	2,094	116,169
L&F Co. Ltd.(a)(c)	6,844	323,911
Lake Materials Co. Ltd.(c)	12,449	107,382
LEENO Industrial Inc.	12,470	417,315
LG Innotek Co. Ltd.	3,540	427,838
LigaChem Biosciences Inc.(a)(c)	6,778	718,053
Lotte Chemical Corp.	4,838	220,467
Lotte Corp.	8,437	176,975
Lotte Energy Materials Corp.(a)	6,372	118,258
Lotte Fine Chemical Co. Ltd.	4,189	125,380
LOTTE REIT Co. Ltd.	54,166	148,766
Lotte Rental Co. Ltd.(c)	3,953	81,799
Lotte Shopping Co. Ltd.(a)	3,245	154,069
LS Corp.	4,897	619,661
LS Materials Ltd.(a)(c)	10,384	73,499
Lunit Inc.(a)	6,367	173,386
LX International Corp.	8,437	179,904
LX Semicon Co. Ltd.	2,301	88,620
Medytox Inc.	1,534	131,000
Mezzion Pharma Co. Ltd.(a)	6,844	199,103
Misto Holdings Corp.	11,387	341,145
Naturecell Co. Ltd.(a)(c)	14,221	215,322
NCSoft Corp.	3,304	480,873
Netmarble Corp.(b)	7,375	316,903
Nexon Games Co. Ltd.(a)	6,549	65,426
Nextin Inc.	2,301	70,200
NICE Information Service Co. Ltd.(c)	12,154	137,752
NKMax Co. Ltd.(a)(d)	5,280	25,508
NongShim Co. Ltd.(c)	885	260,848
OCI Holdings Co. Ltd.	3,835	240,274
Orion Holdings Corp.	6,738	100,332
Oscotec Inc.(a)(c)	8,909	235,260
Otoki Corp.	431	118,805
Pan Ocean Co. Ltd.	73,573	205,787
Paradise Co. Ltd.	14,101	212,760
Park Systems Corp.	1,534	281,576
Pearl Abyss Corp.(a)	8,909	209,303
People & Technology Inc.	5,369	147,601
Peptron Inc.(a)(c)	6,137	1,366,960
PharmaResearch Co. Ltd.	1,822	886,463
Poongsan Corp.(c)	4,484	381,807
Posco DX Co. Ltd.	13,806	221,580
PSK Holdings Inc.(c)	2,419	58,848
Rainbow Robotics(a)(c)	2,331	457,305
Robotis Co. Ltd.(a)	2,360	153,991
S-1 Corp.	4,661	267,958
Sam Chun Dang Pharm Co. Ltd.(c)	3,710	512,054
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
Samsung E&A Co. Ltd.	40,005	$834,235
Samsung Securities Co. Ltd.	16,661	822,498
Sanil Electric Co. Ltd.(c)	2,714	215,752
SD Biosensor Inc.	12,691	91,364
Sebang Global Battery Co. Ltd.	1,770	78,868
Seegene Inc.	7,906	147,423
Seojin System Co. Ltd.(a)(c)	8,909	123,059
SFA Engineering Corp.(c)	5,723	94,465
SHIFT UP Corp.(a)(c)	3,776	112,636
Shinsegae Inc.	1,888	223,987
Shinsung Delta Tech Co. Ltd.(c)	4,897	210,225
Shinyoung Securities Co. Ltd.(c)	885	94,843
Silicon2 Co. Ltd.(a)(c)	9,027	289,953
SK Bioscience Co. Ltd.(a)(c)	6,313	213,897
SK Chemicals Co. Ltd.	2,898	123,823
SK IE Technology Co. Ltd.(a)(b)(c)	7,611	151,463
SK Networks Co. Ltd.	32,332	101,728
SK oceanplant Co. Ltd.(a)(c)	9,027	135,160
SK REITs Co. Ltd.	59,000	210,282
SKC Co. Ltd.(a)	4,779	320,449
SL Corp.	4,012	97,353
SM Entertainment Co. Ltd.	3,133	312,336
SNT Motiv Co. Ltd.	3,776	100,760
SOLUM Co. Ltd.(a)	12,685	151,206
Soop Co. Ltd.	2,360	131,985
Soulbrain Co. Ltd.	1,180	184,802
ST Pharm Co. Ltd.(c)	3,422	227,206
Studio Dragon Corp.(a)(c)	3,245	104,953
Taesung Co. Ltd.(a)(c)	4,661	94,542
Taihan Electric Wire Co. Ltd.(a)	18,998	212,400
TechWing Inc.(c)	7,972	184,541
TKG Huchems Co. Ltd.	6,993	88,381
Tokai Carbon Korea Co. Ltd.	1,304	102,230
Voronoi Inc.(a)	3,009	266,002
VT Co. Ltd.(a)(c)	6,182	162,589
WONIK IPS Co. Ltd.	8,142	236,135
YC Corp.(a)	7,375	57,651
YG Entertainment Inc.	3,780	276,061
Youngone Corp.	6,667	280,459
		49,666,743
Taiwan — 19.4%
AcBel Polytech Inc.	177,773	165,919
Acter Group Corp. Ltd.	30,000	869,924
ADATA Technology Co. Ltd.	63,788	212,755
Advanced Echem Materials Co. Ltd., NVS	18,000	468,003
Advanced Energy Solution Holding Co. Ltd.	10,000	438,314
Advanced Wireless Semiconductor Co.	59,596	217,653
Advancetek Enterprise Co. Ltd.	59,000	96,403
Airoha Technology Corp., NVS	9,000	166,289
All Ring Tech Co. Ltd.	18,000	226,863
Allis Electric Co. Ltd.	60,185	221,605
Ambassador Hotel (The)	59,000	84,127
Andes Technology Corp.(a)	13,000	120,022
AP Memory Technology Corp.	28,000	280,538
Arcadyan Technology Corp.	59,541	459,291
Ardentec Corp.	118,000	285,159
Asia Optical Co. Inc.	59,000	315,852
ASMedia Technology Inc.	9,000	480,034
ASPEED Technology Inc.	7,800	1,267,849
AURAS Technology Co. Ltd.	17,000	377,820
Bank of Kaohsiung Co. Ltd.	182,310	69,364
BES Engineering Corp.	354,000	129,361
Security	Shares	Value
Taiwan (continued)
Bizlink Holding Inc.	45,010	$1,566,478
Bora Pharmaceuticals Co. Ltd.	19,417	460,435
Brighton-Best International Taiwan Inc.	118,000	132,197
Capital Securities Corp.	455,530	323,730
Cathay Real Estate Development Co. Ltd.	177,300	121,999
Center Laboratories Inc.	177,435	215,447
Century Iron & Steel Industrial Co. Ltd.	59,000	352,842
Chang Wah Electromaterials Inc.	118,000	166,969
Chang Wah Technology Co. Ltd.	59,500	65,521
Channel Well Technology Co. Ltd.	59,000	180,710
Charoen Pokphand Enterprise	59,300	257,723
Chenbro Micom Co. Ltd.	15,000	296,582
Cheng Loong Corp.	177,000	103,400
Cheng Uei Precision Industry Co. Ltd.	59,000	91,465
Chicony Electronics Co. Ltd.	177,000	795,191
Chicony Power Technology Co. Ltd.	59,000	201,549
China Bills Finance Corp.	177,000	96,025
China Motor Corp.	63,200	119,618
China Petrochemical Development Corp.(a)	885,145	206,468
China Steel Chemical Corp.	59,000	158,011
Chipbond Technology Corp.	169,000	295,488
ChipMOS Technologies Inc.	177,000	140,221
Chong Hong Construction Co. Ltd.	59,424	146,585
Chroma ATE Inc.	101,000	1,913,181
Chung Hung Steel Corp.(a)	236,000	123,504
Chung-Hsin Electric & Machinery Manufacturing Corp.	118,000	658,572
Clevo Co.	118,000	161,402
Compeq Manufacturing Co. Ltd.	295,000	777,206
Continental Holdings Corp.	118,000	89,756
Coretronic Corp.	59,400	237,120
CSBC Corp. Taiwan(a)	236,361	158,775
CTCI Corp.	194,733	196,471
Da-Li Development Co. Ltd.	67,574	93,440
Delpha Construction Co. Ltd.	118,000	118,610
Dynapack International Technology Corp.	37,000	436,248
EirGenix Inc.(a)	59,000	117,167
Elan Microelectronics Corp.	86,000	334,200
Elite Advanced Laser Corp.	38,000	249,040
Elite Semiconductor Microelectronics Technology Inc.	60,000	111,081
Ennoconn Corp.	30,000	314,291
Ennostar Inc.	118,184	149,671
Eternal Materials Co. Ltd.	236,129	337,028
Evergreen International Storage & Transport Corp.	118,000	131,423
Evergreen Steel Corp.	59,000	172,045
Everlight Electronics Co. Ltd.	118,000	262,534
Far Eastern Department Stores Ltd.	236,000	160,583
Far Eastern International Bank	649,616	286,172
Faraday Technology Corp.	59,394	303,781
Farglory Land Development Co. Ltd.	89,000	178,583
Feng Hsin Steel Co. Ltd.	118,000	257,431
Fitipower Integrated Technology Inc.	27,332	157,905
FLEXium Interconnect Inc.(a)	59,418	131,637
FocalTech Systems Co. Ltd.	59,000	131,840
Formosa Taffeta Co. Ltd.	236,000	121,212
Fositek Corp.	13,000	478,018
Foxconn Technology Co. Ltd.	236,000	543,948
Foxsemicon Integrated Technology Inc.	25,200	236,997
Fulgent Sun International Holding Co. Ltd.	59,330	205,732
Fusheng Precision Co. Ltd.	26,000	224,969
G Shank Enterprise Co. Ltd.	34,000	113,078
General Interface Solution GIS Holding Ltd.(a)	59,000	120,865

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Genius Electronic Optical Co. Ltd.	24,585	$363,473
Getac Holdings Corp.	118,000	588,336
Giant Manufacturing Co. Ltd.	61,000	208,769
Global Brands Manufacture Ltd.	61,496	287,229
Global Mixed Mode Technology Inc.	21,000	159,135
Gloria Material Technology Corp.	118,000	147,250
Gold Circuit Electronics Ltd.	103,600	1,697,862
Goldsun Building Materials Co. Ltd.	236,426	287,542
Gourmet Master Co. Ltd.	59,821	159,504
Grand Process Technology Corp.	6,000	293,751
Grape King Bio Ltd.	60,000	252,623
Great Wall Enterprise Co. Ltd.	177,284	307,450
Greatek Electronics Inc.	59,000	115,109
Gudeng Precision Industrial Co. Ltd.	18,000	187,133
Hannstar Board Corp.	59,642	174,014
HannStar Display Corp.(a)	531,320	131,194
Highwealth Construction Corp.	354,099	482,921
Hiwin Technologies Corp.	59,044	409,144
Hota Industrial Manufacturing Co. Ltd.	60,773	135,736
Hotai Finance Co. Ltd.	70,780	159,690
Hsin Kuang Steel Co. Ltd.	59,000	84,122
HTC Corp.(a)	177,000	405,238
HUA ENG Wire & Cable Co. Ltd.	118,000	115,986
Huaku Development Co. Ltd.	62,567	204,289
Hwang Chang General Contractor Co. Ltd.	60,000	164,745
IBF Financial Holdings Co. Ltd.	685,901	346,877
I-Chiun Precision Industry Co. Ltd.	60,000	153,121
Innodisk Corp.	29,711	280,959
ITE Technology Inc.	59,000	257,205
ITEQ Corp.	59,559	264,512
Jinan Acetate Chemical Co. Ltd.	157,420	373,421
Johnson Health Tech Co. Ltd.	23,000	107,693
JSL Construction & Development Co. Ltd.	39,986	101,769
Kaori Heat Treatment Co. Ltd.	21,047	263,781
Kenda Rubber Industrial Co. Ltd.	177,260	119,100
Kenmec Mechanical Engineering Co. Ltd.	61,088	158,197
Kerry TJ Logistics Co. Ltd.	59,000	65,983
Kindom Development Co. Ltd.	130,240	149,728
King Yuan Electronics Co. Ltd.	295,000	1,492,659
King's Town Bank Co. Ltd.(a)	172,000	310,639
Kinik Co.	29,000	326,998
Kinpo Electronics	295,000	180,597
Kinsus Interconnect Technology Corp.	59,000	217,128
L&K Engineering Co. Ltd.	60,489	692,233
Lai Yih Footwear Co. Ltd.	13,000	98,418
LandMark Optoelectronics Corp.	21,000	325,658
Lien Hwa Industrial Holdings Corp.	248,266	401,794
Lotus Pharmaceutical Co. Ltd.	60,000	378,320
Lumosa Therapeutics Co. Ltd.(a)	24,000	149,953
LuxNet Corp.	60,082	399,846
M31 Technology Corp.	200	3,326
Macronix International Co. Ltd.(a)	472,000	308,780
Makalot Industrial Co. Ltd.	60,598	529,981
Medigen Vaccine Biologics Corp.(a)	59,071	74,948
Mercuries & Associates Holding Ltd.	118,030	48,328
Mercuries Life Insurance Co. Ltd.(a)	767,081	139,204
Merida Industry Co. Ltd.	71,000	261,988
Merry Electronics Co. Ltd.	60,530	211,777
Microbio Co. Ltd.(a)	118,718	93,546
Mitac Holdings Corp.	260,021	819,672
momo.com Inc	19,950	164,463
MPI Corp.	22,000	988,995
Security	Shares	Value
Taiwan (continued)
Nan Kang Rubber Tire Co. Ltd.	119,000	$155,236
Nan Ya Printed Circuit Board Corp.	57,000	405,715
Nanya Technology Corp.(a)	295,000	450,369
North-Star International Co. Ltd.	64,349	81,722
Nuvoton Technology Corp.	59,000	120,196
O-Bank Co. Ltd.	236,000	69,361
Oneness Biotech Co. Ltd.(a)	820	1,870
Orient Semiconductor Electronics Ltd.	118,000	170,465
Pan Jit International Inc.	59,000	123,387
Pan-International Industrial Corp.	118,722	226,556
Parade Technologies Ltd.	23,000	582,981
Pharmally International Holding Co. Ltd., NVS(a)(d)	21,603	—
Phison Electronics Corp.	51,000	808,361
Phoenix Silicon International Corp.	59,000	308,207
Pixart Imaging Inc.	34,635	221,651
Polaris Group(a)	118,000	150,321
Pou Chen Corp.	590,000	554,660
Powerchip Semiconductor Manufacturing Corp.(a)	767,000	396,345
Powertech Technology Inc.	177,000	683,012
Poya International Co. Ltd.	15,633	238,572
President Securities Corp.	260,285	177,025
Primax Electronics Ltd.	118,000	319,100
Prince Housing & Development Corp.	236,917	70,984
Promate Electronic Co. Ltd.	71,116	119,521
Qisda Corp.	413,000	426,795
Quanta Storage Inc.	59,000	237,471
Radiant Opto-Electronics Corp.	118,000	551,615
Raydium Semiconductor Corp.	18,000	174,061
Ruentex Development Co. Ltd.	413,000	406,095
Ruentex Industries Ltd.	177,735	313,814
Run Long Construction Co. Ltd.	132,484	130,066
Sakura Development Co. Ltd.	93,840	149,975
Sanyang Motor Co. Ltd.	177,820	377,762
Scientech Corp.	12,829	161,619
Sercomm Corp.	59,000	202,402
Shihlin Electric & Engineering Corp.	59,000	383,856
Shin Zu Shing Co. Ltd.	61,800	528,831
Shinfox Energy Co. Ltd.	33,327	60,306
Shinkong Insurance Co. Ltd.	59,000	207,900
Shinkong Synthetic Fibers Corp.	295,135	143,131
Sigurd Microelectronics Corp.	118,124	325,000
Silicon Integrated Systems Corp.	118,900	216,269
Simplo Technology Co. Ltd.	60,600	779,589
Sinbon Electronics Co. Ltd.	59,000	446,652
Sino-American Silicon Products Inc.	177,000	594,845
Sinon Corp.	118,000	162,983
Sinyi Realty Inc.	59,778	47,044
Sitronix Technology Corp.	31,000	211,877
Solar Applied Materials Technology Corp.	118,943	227,481
Sporton International Inc.	27,300	157,007
Standard Foods Corp.	118,000	116,170
Starlux Airlines Co. Ltd.(a)	354,000	289,215
Sunonwealth Electric Machine Industry Co. Ltd.	55,000	243,284
Supreme Electronics Co. Ltd.	118,017	166,201
Systex Corp.	59,000	226,111
TA Chen Stainless Pipe	508,703	645,880
Ta Ya Electric Wire & Cable	192,798	266,493
Taichung Commercial Bank Co. Ltd.	1,013,123	704,578
TaiMed Biologics Inc.(a)	60,793	160,607
Tainan Spinning Co. Ltd.	295,190	130,994
Taiwan Cogeneration Corp.	118,860	181,679
Taiwan Fertilizer Co. Ltd.	177,000	308,138
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Taiwan Glass Industry Corp.(a)	295,000	$338,958
Taiwan Hon Chuan Enterprise Co. Ltd.	72,383	327,034
Taiwan Paiho Ltd.	90,050	157,454
Taiwan Secom Co. Ltd.	59,450	217,131
Taiwan Shin Kong Security Co. Ltd.	106,366	141,814
Taiwan Surface Mounting Technology Corp.	59,000	206,195
Taiwan Union Technology Corp.	59,000	704,166
Tatung Co. Ltd.	336,300	435,226
Teco Electric and Machinery Co. Ltd.	295,000	654,138
Test Research Inc.	59,000	412,014
Tigerair Taiwan Co. Ltd.(a)	59,000	160,717
Ton Yi Industrial Corp.	177,000	105,933
Tong Hsing Electronic Industries Ltd.	59,478	218,146
Tong Yang Industry Co. Ltd.	118,133	390,304
Topco Scientific Co. Ltd.	59,704	567,166
Transcend Information Inc.	60,000	196,871
Tripod Technology Corp.	118,000	1,233,984
TSRC Corp.	177,000	98,746
TTY Biopharm Co. Ltd.	59,450	149,155
Tung Ho Steel Enterprise Corp.	118,750	246,249
TXC Corp.	75,000	215,483
U-Ming Marine Transport Corp.	118,000	216,527
Union Bank of Taiwan	272,419	147,609
Unitech Printed Circuit Board Corp.	185,604	185,325
United Integrated Services Co. Ltd.	44,400	1,776,084
Universal Cement Corp.	118,000	113,791
Universal Microwave Technology Inc.	14,000	180,241
Via Technologies Inc.	59,000	120,388
VisEra Technologies Co. Ltd.	32,000	273,454
Visual Photonics Epitaxy Co. Ltd.	59,425	301,224
Wah Lee Industrial Corp.	60,340	195,590
Walsin Lihwa Corp.	827,883	613,272
Walsin Technology Corp.	59,000	157,819
Win Semiconductors Corp.	118,000	354,618
Winbond Electronics Corp.(a)	826,000	527,647
WinWay Technology Co. Ltd.	7,000	311,139
Wisdom Marine Lines Co. Ltd.	136,000	268,510
Wiselink Co. Ltd/TW	34,000	254,502
WNC Corp.	118,240	488,222
WT Microelectronics Co. Ltd.	177,711	710,663
XinTec Inc.	59,000	261,976
Yankey Engineering Co. Ltd.	17,250	276,003
YFY Inc.	295,000	240,496
Yieh Phui Enterprise Co. Ltd.(a)	241,397	118,588
Yulon Finance Corp.	59,285	204,882
Yulon Motor Co. Ltd.	118,955	127,632
		76,129,656
Thailand — 2.4%
AEON Thana Sinsap Thailand PCL, NVDR	41,300	139,600
Amata Corp. PCL, NVDR	401,276	195,793
AP Thailand PCL, NVDR(c)	725,700	164,867
B Grimm Power PCL, NVDR	295,000	115,900
Bangchak Corp. PCL, NVDR(c)	188,800	188,130
Bangkok Chain Hospital PCL, NVDR	407,100	163,368
Bangkok Commercial Asset Management PCL, NVDR	566,400	142,663
Bangkok Expressway & Metro PCL, NVDR(c)	944,000	154,651
Bangkok Life Assurance PCL, NVDR(c)	306,800	165,791
Banpu PCL, NVDR	2,224,300	327,144
BCPG PCL, NVDR	536,900	141,854
Betagro PCL, NVDR(c)	212,400	112,229
BTS Group Holdings PCL, NVDR(a)	2,344,666	229,103
Security	Shares	Value
Thailand (continued)
Carabao Group PCL, NVDR	112,100	$177,358
Central Plaza Hotel PCL, NVDR	165,600	147,133
CH Karnchang PCL, NVDR	389,400	174,292
Chularat Hospital PCL, NVDR	1,834,900	89,476
CK Power PCL, NVDR	1,044,400	89,001
Com7 PCL, NVDR(c)	318,600	251,221
Electricity Generating PCL, NVDR	88,500	322,365
Hana Microelectronics PCL, NVDR	182,900	136,682
IRPC PCL, NVDR(c)	3,917,600	124,557
I-TAIL Corp. PCL, NVDR	395,300	176,946
JMT Network Services PCL, NVDR	401,200	145,200
Kiatnakin Phatra Bank PCL, NVDR	82,632	151,729
Land & Houses PCL, NVDR	1,486,800	179,030
MBK PCL, NVDR	395,300	209,942
Mega Lifesciences PCL, NVDR(c)	123,900	106,972
Muangthai Capital PCL, NVDR	224,200	258,209
Osotspa PCL, NVDR	354,000	179,621
Plan B Media PCL, NVDR	753,780	102,301
PTT Global Chemical PCL, NVDR(c)	619,500	502,469
Quality Houses PCL, NVDR(c)	2,416,967	101,465
Ratch Group PCL, NVDR	395,300	329,785
Sansiri PCL, NVDR	4,094,600	182,079
Siam Global House PCL, NVDR(c)	778,858	171,084
Sri Trang Agro-Industry PCL, NVDR	230,180	86,114
Srisawad Corp. PCL, NVDR	240,130	185,923
Star Petroleum Refining PCL, NVDR	548,700	75,828
Supalai PCL, NVDR(c)	318,600	150,473
Thai Life Insurance PCL, NVDR	662,900	195,660
Thai Oil PCL, NVDR	312,700	309,301
Thai Union Group PCL, NVDR	755,200	287,190
Thai Vegetable Oil PCL, NVDR	312,760	238,468
Thanachart Capital PCL, NVDR	100,300	157,264
TIDLOR Holdings PCL, NVDR	387,067	225,392
Tipco Asphalt PCL, NVDR	283,200	125,018
Tisco Financial Group PCL, NVDR	64,200	200,242
TPI Polene Power PCL, NVDR(c)	1,174,100	80,460
TTW PCL, NVDR	613,600	172,365
VGI PCL, NVDR	3,616,750	234,823
WHA Corp. PCL, NVDR	2,460,300	273,522
		9,548,053
Turkey — 2.2%
Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS	187,443	155,794
Akcansa Cimento A/S	20,140	66,503
Aksa Akrilik Kimya Sanayii AS	478,879	123,131
Alarko Holding A/S	57,702	123,111
Anadolu Anonim Turk Sigorta Sirketi	230,100	124,927
Anadolu Efes Biracilik Ve Malt Sanayii A/S	526,870	216,792
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	79,505	228,364
Aygaz AS	26,863	109,678
Baticim Bati Anadolu Cimento Sanayii A/S(a)	765,141	74,752
Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret A/S(a)	7,257	90,008
Cimsa Cimento Sanayi VE Ticaret AS	119,302	140,452
Destek Finans Faktoring AS(a)	21,417	395,575
Dogan Sirketler Grubu Holding AS	360,018	168,486
Dogus Otomotiv Servis ve Ticaret AS	22,801	104,786
EGE Endustri VE Ticaret AS	413	87,204
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	648,935	326,723
Enerjisa Enerji AS(b)	85,609	164,409
Enerya Enerji A/S	960,192	257,110
GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS	27,081	118,203

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Turkey (continued)
Gubre Fabrikalari TAS(a)	25,154	$178,225
Hektas Ticaret TAS(a)	1,253,751	133,515
Is Yatirim Menkul Degerler AS	139,653	147,977
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D(a)	249,924	178,781
Kiler Holding AS(a)	107,970	168,459
Kizilbuk Gayrimenkul Yatirim Ortakligi AS(a)	1	—
Kocaer Celik Sanayi Ve Ticaret A/S	184,000	68,672
Kontrolmatik Enerji Ve Muhendislik AS	44,239	29,652
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	59,000	113,362
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)	183,490	199,389
Migros Ticaret AS	25,842	305,120
MLP Saglik Hizmetleri AS(a)(b)	22,125	192,393
Nuh Cimento Sanayi AS	18,555	106,872
Otokar Otomotiv Ve Savunma Sanayi AS(a)	12,449	170,876
Oyak Cimento Fabrikalari AS(a)(c)	287,818	171,124
Pasifik Eurasia Lojistik Dis Ticaret AS(a)	59,000	156,722
Pegasus Hava Tasimaciligi AS(a)	62,776	379,986
Petkim Petrokimya Holding AS(a)(c)	370,343	180,073
Ral Yatirim Holding AS(a)	59,000	187,693
Selcuk Ecza Deposu Ticaret ve Sanayi AS	37,760	79,486
Sok Marketler Ticaret AS	118,479	116,200
TAV Havalimanlari Holding AS(a)	52,392	322,859
Tekfen Holding AS(a)	45,725	116,125
Tera Yatirim Menkul Degerler AS(a)	10,030	168,192
Tofas Turk Otomobil Fabrikasi AS	30,798	187,571
Torunlar Gayrimenkul Yatirim Ortakligi A/S	88,264	152,346
Turk Altin Isletmeleri AS(a)	297,950	174,436
Turk Traktor ve Ziraat Makineleri AS	3,422	51,437
Turkiye Sigorta A/S	600,856	146,025
Turkiye Sinai Kalkinma Bankasi AS(a)	488,326	172,307
Turkiye Sise ve Cam Fabrikalari AS	307,803	304,733
Ulker Biskuvi Sanayi AS	60,062	165,626
Verusa Holding A/S	11,229	124,850
Ziraat Gayrimenkul Yatirim Ortakligi AS	295,912	166,267
		8,593,359
United Arab Emirates — 1.3%
Abu Dhabi National Hotels	2,287,489	288,342
Agility Global PLC	1,313,209	414,741
Agthia Group PJSC	103,545	114,172
Air Arabia PJSC	660,800	678,289
Ajman Bank PJSC	359,251	140,846
Al Waha Capital PJSC	278,657	120,477
Alef Education Holding PLC	354,000	98,364
Amanat Holdings PJSC	226,914	69,811
Apex Investment Co. PSC(a)	162,684	196,320
Dana Gas PJSC	1,378,889	282,689
Deyaar Development PJSC	348,171	97,555
Dubai Financial Market PJSC	556,676	254,623
Dubai Investments PJSC	578,731	450,673
Dubai Residential REIT	497,092	189,474
Emirates Central Cooling Systems Corp.	628,232	283,931
Gulf Navigation Holding PJSC(a)	115,876	227,149
NMDC Energy	275,294	188,038
Parkin Co. PJSC	221,286	364,216
Phoenix Group PLC(a)	297,360	119,744
RAK Properties PJSC(a)	354,000	152,165
Ras Al Khaimah Ceramics PJSC	212,120	144,808
Space42 PLC(a)	397,784	208,637
Security	Shares	Value
United Arab Emirates (continued)
Taaleem Holdings PJSC	38,275	$49,395
		5,134,459
Total Common Stocks — 99.0% (Cost: $298,989,833)		388,897,759
Preferred Stocks
Brazil — 0.5%
Alpargatas SA, Preference Shares, NVS	46,256	81,048
Banco ABC Brasil SA, Preference Shares, NVS	26,786	108,886
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	39,235	83,147
Banco Pan SA, Preference Shares, NVS	86,158	122,995
Bradespar SA, Preference Shares, NVS	65,608	198,209
Braskem SA, Class A, Preference Shares, NVS	48,380	83,610
Cia. De Sanena Do Parana, Preference Shares, NVS	79,355	98,062
Marcopolo SA, Preference Shares, NVS	220,955	377,778
Metalurgica Gerdau SA, Preference Shares, NVS	159,647	278,551
Unipar Carbocloro SA, Preference Shares, NVS	15,057	179,761
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	118,413	95,441
		1,707,488
Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	116,268	460,580
South Korea — 0.0%
Daishin Securities Co. Ltd., NVS0.00%	5,900	87,799
Total Preferred Stocks — 0.6% (Cost: $1,549,982)		2,255,867
Total Long-Term Investments — 99.6% (Cost: $300,539,815)		391,153,626
Short-Term Securities
Money Market Funds — 9.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(g)(h)(i)	32,889,007	32,905,451
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(g)(h)	2,630,000	2,630,000
Total Short-Term Securities — 9.1% (Cost: $35,526,929)		35,535,451
Total Investments — 108.7% (Cost: $336,066,744)		426,689,077
Liabilities in Excess of Other Assets — (8.7)%		(34,140,025)
Net Assets — 100.0%		$392,549,052

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $238,795, representing 0.1% of its net assets as of period end, and an original cost of $118,754.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF

(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$10,550,436	$22,355,780 (a)	$—	$(197)	$(568)	$32,905,451	32,889,007	$780,836 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,930,000	700,000 (a)	—	—	—	2,630,000	2,630,000	142,090	—
				$(197)	$(568)	$35,535,451		$922,926	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	17	09/19/25	$1,075	$3,176
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,176	$—	$—	$—	$3,176

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$35,489	$—	$—	$—	$35,489
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(11,453)	$—	$—	$—	$(11,453)

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Small-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$761,405
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$63,790,088	$324,757,727	$349,944	$388,897,759
Preferred Stocks	2,168,068	87,799	—	2,255,867
Short-Term Securities
Money Market Funds	35,535,451	—	—	35,535,451
	$101,493,607	$324,845,526	$349,944	$426,689,077
Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,176	$—	$—	$3,176

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Statements of Assets and Liabilities
August 31, 2025

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$100,974,956,747	$90,569,512	$1,402,169,271	$391,153,626
Investments, at value—affiliated(c)	5,275,325,333	2,156,281	22,371,901	35,535,451
Cash	8,296,420	7,455	25,192	277,063
Cash pledged for futures contracts	11,359,000	5,000	126,000	38,000
Foreign currency, at value(d)	173,429,563	82,354	964,203	834,828
Receivables:
Investments sold	9,552,732	1,513	1,871	1,368,705
Securities lending income—affiliated	9,843,086	1,497	40,093	95,286
Capital shares sold	—	—	1,911	—
Dividends—unaffiliated	148,760,011	128,289	1,193,281	627,153
Dividends—affiliated	2,186,847	5,559	11,379	10,633
Tax reclaims	7,449,645	—	—	42,373
Variation margin on futures contracts	—	532	—	—
Foreign withholding tax claims	5,630,382	—	—	43,983
Total assets	106,626,789,766	92,957,992	1,426,905,102	430,027,101
LIABILITIES
Collateral on securities loaned, at value	4,542,922,741	596,340	17,233,394	32,903,371
Payables:
Investments purchased	12,168,979	—	—	1,214,484
Deferred foreign capital gain tax	665,374,975	1,556,732	1,865,644	3,110,541
Foreign taxes	658,276	98	602	769
Investment advisory fees	7,660,608	54,258	584,164	236,035
Professional fees	—	—	—	1,764
Variation margin on futures contracts	2,063,973	—	9,932	11,085
Total liabilities	5,230,849,552	2,207,428	19,693,736	37,478,049
Commitments and contingent liabilities
NET ASSETS	$101,395,940,214	$90,750,564	$1,407,211,366	$392,549,052
NET ASSETS CONSIST OF
Paid-in capital	$88,264,299,699	$324,301,390	$1,379,489,206	$317,371,554
Accumulated earnings (loss)	13,131,640,515	(233,550,826)	27,722,160	75,177,498
NET ASSETS	$101,395,940,214	$90,750,564	$1,407,211,366	$392,549,052
NET ASSET VALUE
Shares outstanding	1,638,600,000	2,100,000	16,500,000	5,900,000
Net asset value	$61.88	$43.21	$85.29	$66.53
Shares authorized	15 billion	500 million	500 million	500 million
Par value	$0.001	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$73,346,414,851	$84,053,723	$1,243,775,716	$300,539,815
(b) Securities loaned, at value	$4,076,146,770	$553,293	$16,273,793	$27,722,199
(c) Investments, at cost—affiliated	$5,273,559,106	$2,156,162	$22,368,629	$35,526,929
(d) Foreign currency, at cost	$173,331,731	$82,433	$964,429	$834,131
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF
INVESTMENT INCOME
Dividends—unaffiliated	$2,480,873,540	$1,928,280	$17,781,232	$9,930,569
Dividends—affiliated	29,149,502	70,315	158,021	142,090
Interest—unaffiliated	2,038,731	2,478	27,373	10,593
Securities lending income—affiliated—net(a)	83,342,863	8,379	136,528	780,836
Other income—unaffiliated	3,265	—	—	112
Mauritius income taxes refund	2,925,792	—	—	—
Foreign taxes withheld	(267,222,639)	(177,884)	(2,736,124)	(1,100,949)
Foreign withholding tax claims	8,434,337	—	—	43,983
Total investment income	2,339,545,391	1,831,568	15,367,030	9,807,234
EXPENSES
Investment advisory	77,131,415	564,633	3,123,977	2,537,189
Commitment costs	39,896	1,317	10,684	5,830
Professional	13,641	—	—	1,571
Interest expense	—	—	—	4,753
Total expenses	77,184,952	565,950	3,134,661	2,549,343
Less:
Investment advisory fees waived	(638,091)	—	—	—
Total expenses after fees waived	76,546,861	565,950	3,134,661	2,549,343
Net investment income	2,262,998,530	1,265,618	12,232,369	7,257,891
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(b)	(2,394,433,041)	(7,523,760)	(6,987,479)	5,275,705
Investments—affiliated	91,702	302	44	(197)
Foreign currency transactions	(10,460,603)	(15,774)	111,450	(126,222)
Futures contracts	22,593,148	50,601	180,442	35,489
In-kind redemptions—unaffiliated(c)	13,252,997	(608,155)	621,302	1,252,781
	(2,368,955,797)	(8,096,786)	(6,074,241)	6,437,556
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(d)	14,341,781,099	22,090,893	105,025,971	23,446,086
Investments—affiliated	(239,095)	(285)	304	(568)
Foreign currency translations	1,245,594	4,488	(15,513)	10,028
Futures contracts	(5,758,560)	(3,010)	34,426	(11,453)
	14,337,029,038	22,092,086	105,045,188	23,444,093
Net realized and unrealized gain	11,968,073,241	13,995,300	98,970,947	29,881,649
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,231,071,771	$15,260,918	$111,203,316	$37,139,540
(a) Net of securities lending income tax paid of	$8,661,347	$—	$—	$—
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(57,919,924)	$(212,860)	$(1,270,145)	$(1,066,881)
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction in deferred foreign capital gain tax of	$170,628,648	$368,034	$3,512,083	$2,594,530
See notes to financial statements.
Statements of Operations

Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BIC ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,262,998,530	$2,002,308,011	$1,265,618	$1,426,652
Net realized loss	(2,368,955,797)	(2,132,166,642)	(8,096,786)	(4,941,792)
Net change in unrealized appreciation (depreciation)	14,337,029,038	10,365,973,940	22,092,086	9,166,621
Net increase in net assets resulting from operations	14,231,071,771	10,236,115,309	15,260,918	5,651,481
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,823,242,065)	(2,168,045,913)	(1,937,753)	(993,063)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,686,273,429	1,021,994,291	6,167,841	(3,598,747)
NET ASSETS
Total increase in net assets	21,094,103,135	9,090,063,687	19,491,006	1,059,671
Beginning of year	80,301,837,079	71,211,773,392	71,259,558	70,199,887
End of year	$101,395,940,214	$80,301,837,079	$90,750,564	$71,259,558

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$12,232,369	$7,001,781	$7,257,891	$6,330,852
Net realized gain (loss)	(6,074,241)	(18,089,741)	6,437,556	1,669,788
Net change in unrealized appreciation (depreciation)	105,045,188	67,802,561	23,444,093	40,629,795
Net increase in net assets resulting from operations	111,203,316	56,714,601	37,139,540	48,630,435
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,253,413)	(8,983,682)	(9,656,298)	(8,999,836)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	893,120,143	(164,341,006)	(8,744,328)	15,712,065
NET ASSETS
Total increase (decrease) in net assets	995,070,046	(116,610,087)	18,738,914	55,342,664
Beginning of year	412,141,320	528,751,407	373,810,138	318,467,474
End of year	$1,407,211,366	$412,141,320	$392,549,052	$373,810,138

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Financial Highlights
(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23(a)	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)
Net asset value, beginning of year	$54.58	$49.10	$48.75	$64.18	$53.34
Net investment income(b)	1.48 (c)	1.36 (c)	1.35	1.67	1.33
Net realized and unrealized gain (loss)(d)	7.69	5.61	0.14	(15.13)	10.70
Net increase (decrease) from investment operations	9.17	6.97	1.49	(13.46)	12.03
Distributions from net investment income(e)	(1.87)	(1.49)	(1.14)	(1.97)	(1.19)
Net asset value, end of year	$61.88	$54.58	$49.10	$48.75	$64.18
Total Return(f)
Based on net asset value	17.21%(c)	14.50%(c)	3.13%	(21.40)%	22.67%
Ratios to Average Net Assets(g)
Total expenses	0.09%	0.09%	0.10%	0.10%	0.12%
Total expenses after fees waived	0.09%	0.09%	0.09%	0.10%	0.12%
Total expenses excluding professional fees for foreign withholding tax claims	0.09%	0.09%	N/A	0.10%	0.11%
Net investment income	2.64%(c)	2.68%(c)	2.81%	2.97%	2.12%
Supplemental Data
Net assets, end of year (000)	$101,395,940	$80,301,837	$71,211,773	$65,232,083	$80,599,322
Portfolio turnover rate(h)	6%	7%	21%	7%	9%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025 and
August 31, 2024, respectively:
• Net investment income per share by $0.01 and $0.00.
• Total return by 0.01% and 0.00%.
• Ratio of net investment income to average net assets by 0.01% and 0.01%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI BIC ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21(a)
Net asset value, beginning of year	$36.54	$34.24	$35.99	$50.27	$47.46
Net investment income(b)	0.64	0.70	0.62	0.91	0.62
Net realized and unrealized gain (loss)(c)	7.04	2.08	(1.72)	(13.74)	2.74
Net increase (decrease) from investment operations	7.68	2.78	(1.10)	(12.83)	3.36
Distributions from net investment income(d)	(1.01)	(0.48)	(0.65)	(1.45)	(0.55)
Net asset value, end of year	$43.21	$36.54	$34.24	$35.99	$50.27
Total Return(e)
Based on net asset value	21.37%	8.26%	(3.05)%	(26.03)%	7.09%
Ratios to Average Net Assets(f)
Total expenses	0.72%	0.72%	0.70%	0.69%	0.70%
Net investment income	1.61%	2.02%	1.80%	2.15%	1.20%
Supplemental Data
Net assets, end of year (000)	$90,751	$71,260	$70,200	$89,980	$158,342
Portfolio turnover rate(g)	13%	10%	9%	12%	80%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21(a)
Net asset value, beginning of year	$73.60	$65.28	$66.44	$88.19	$75.48
Net investment income(b)	1.51	1.12	1.16	1.25	1.28
Net realized and unrealized gain (loss)(c)	11.36	8.62	(1.22)	(20.98)	12.32
Net increase (decrease) from investment operations	12.87	9.74	(0.06)	(19.73)	13.60
Distributions from net investment income(d)	(1.18)	(1.42)	(1.10)	(2.02)	(0.89)
Net asset value, end of year	$85.29	$73.60	$65.28	$66.44	$88.19
Total Return(e)
Based on net asset value	17.71%	15.23%	(0.08)%	(22.77)%	18.11%
Ratios to Average Net Assets(f)
Total expenses	0.49%	0.49%	0.49%	0.49%	0.50%
Net investment income	1.92%	1.66%	1.79%	1.62%	1.46%
Supplemental Data
Net assets, end of year (000)	$1,407,211	$412,141	$528,751	$571,381	$881,929
Portfolio turnover rate(g)	17%	7%	31%	24%	48%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23(a)	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)
Net asset value, beginning of year	$62.30	$55.87	$50.17	$62.28	$44.74
Net investment income(b)	1.25 (c)	1.02 (c)	1.17	1.24	0.96
Net realized and unrealized gain (loss)(d)	4.66	6.89	5.26	(11.56)	17.81
Net increase (decrease) from investment operations	5.91	7.91	6.43	(10.32)	18.77
Distributions from net investment income(e)	(1.68)	(1.48)	(0.73)	(1.79)	(1.23)
Net asset value, end of year	$66.53	$62.30	$55.87	$50.17	$62.28
Total Return(f)
Based on net asset value	9.77%(c)	14.41%(c)	12.99%	(17.00)%	42.38%
Ratios to Average Net Assets(g)
Total expenses	0.72%	0.73%	0.71%	0.70%	0.69%
Net investment income	2.06%(c)	1.75%(c)	2.30%	2.20%	1.72%
Supplemental Data
Net assets, end of year (000)	$392,549	$373,810	$318,467	$336,134	$417,274
Portfolio turnover rate(h)	29%	33%	43%	53%	34%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025 and
August 31, 2024, respectively:
• Net investment income per share by $0.01 and $0.00.
• Total return by 0.01% and 0.01%.
• Ratio of net investment income to average net assets by 0.01% and 0.01%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These consolidated financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified
Basis of Consolidation: The accompanying consolidated financial statements for Core MSCI Emerging Markets and MSCI Emerging Markets Small-Cap included the accounts of its subsidiary in the Republic of Mauritius, which was a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invested in Indian securities. On April 26, 2023, each Fund filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Certain Russian securities held by iShares MSCI BIC ETF declared dividends during the period. However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay
Notes to Financial Statements

Notes to Financial Statements  (continued)
from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Core MSCI Emerging Markets
Barclays Bank PLC	$626,984	$(626,984)	$—	$—
Barclays Capital, Inc.	197,989,895	(197,989,895)	—	—
BNP Paribas SA	60,265,968	(60,265,968)	—	—
BofA Securities, Inc.	411,814,370	(411,814,370)	—	—
Citigroup Global Markets Ltd.	121,236,904	(121,236,904)	—	—
Citigroup Global Markets, Inc.	133,999,908	(133,999,908)	—	—
Goldman Sachs & Co. LLC	324,234,920	(324,234,920)	—	—
Goldman Sachs International	607,794,212	(607,794,212)	—	—
J.P. Morgan Securities LLC	98,330,844	(98,330,844)	—	—
J.P. Morgan Securities PLC	284,417,978	(284,417,978)	—	—
Jefferies LLC	16,845,125	(16,845,125)	—	—
Macquarie Bank Ltd.	67,433,422	(67,433,422)	—	—
Merrill Lynch International	132,671,292	(132,671,292)	—	—
Mizuho Securities USA LLC	22,122,572	(22,122,572)	—	—
Morgan Stanley	1,524,104,660	(1,524,104,660)	—	—
National Financial Services LLC	1,669,610	(1,669,610)	—	—
Nomura Securities International, Inc.	19,389,074	(19,389,074)	—	—
SG Americas Securities LLC	2,246,515	(2,246,515)	—	—
State Street Bank & Trust Co.	821,867	(821,867)	—	—
UBS AG	26,464,872	(26,464,872)	—	—
UBS Europe SE	21,422,580	(21,422,580)	—	—
UBS Securities LLC	243,198	(243,198)	—	—
	$4,076,146,770	$(4,076,146,770)	$—	$—
MSCI BIC
Barclays Capital, Inc.	$94,965	$(94,965)	$—	$—
BNP Paribas SA	130,066	(130,066)	—	—
J.P. Morgan Securities LLC	118,608	(118,608)	—	—
Morgan Stanley	156,355	(156,355)	—	—
SG Americas Securities LLC	53,299	(53,299)	—	—
	$553,293	$(553,293)	$—	$—
MSCI Emerging Markets Asia
Barclays Capital, Inc.	$762,158	$(762,158)	$—	$—
BNP Paribas SA	372,425	(346,876)	—	25,549
BofA Securities, Inc.	2,210,170	(2,210,170)	—	—
Citigroup Global Markets, Inc.	333,527	(333,527)	—	—
Goldman Sachs & Co. LLC	1,088,320	(1,088,320)	—	—
Goldman Sachs International	2,845,200	(2,845,200)	—	—
J.P. Morgan Securities LLC	2,174,768	(2,174,768)	—	—
J.P. Morgan Securities PLC	1,469,313	(1,469,313)	—	—
Macquarie Bank Ltd.	245,651	(245,651)	—	—
Mizuho Securities USA LLC	225,495	(225,495)	—	—
Morgan Stanley	3,911,114	(3,911,114)	—	—
Nomura Securities International, Inc.	124,152	(124,152)	—	—
SG Americas Securities LLC	510,784	(510,784)	—	—
UBS AG	716	(716)	—	—
	$16,273,793	$(16,248,244)	$—	$25,549
Notes to Financial Statements

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Emerging Markets Small-Cap
Barclays Bank PLC	$118,850	$(118,850)	$—	$—
Barclays Capital, Inc.	3,471,011	(3,471,011)	—	—
BNP Paribas SA	1,690,701	(1,690,701)	—	—
BofA Securities, Inc.	4,265,729	(4,265,729)	—	—
Citigroup Global Markets Ltd.	334,999	(334,999)	—	—
Citigroup Global Markets, Inc.	2,201,279	(2,201,279)	—	—
Goldman Sachs & Co. LLC	3,381,643	(3,381,643)	—	—
Goldman Sachs International	3,448,816	(3,448,816)	—	—
HSBC Bank PLC	1,426,451	(1,426,451)	—	—
J.P. Morgan Securities LLC	625,479	(625,479)	—	—
J.P. Morgan Securities PLC	1,149,169	(1,149,169)	—	—
Jefferies LLC	213,085	(213,085)	—	—
Macquarie Bank Ltd.	1,624,161	(1,624,161)	—	—
Mizuho Securities USA LLC	888,738	(888,738)	—	—
Morgan Stanley	1,881,861	(1,881,861)	—	—
Scotia Capital (USA), Inc.	727	(727)	—	—
SG Americas Securities LLC	54,138	(54,138)	—	—
State Street Bank & Trust Co.	519,138	(519,138)	—	—
UBS AG	424,577	(424,577)	—	—
Virtu Americas LLC	1,647	(1,647)	—	—
	$27,722,199	$(27,722,199)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Core MSCI Emerging Markets	0.09%
MSCI Emerging Markets Asia	0.49
For its investment advisory services to each of the iShares MSCI BIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35
Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2025 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.09% of average daily net assets.
This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2025, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:
iShares ETF	Amounts Waived
Core MSCI Emerging Markets	$638,091
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Notes to Financial Statements

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Core MSCI Emerging Markets	$21,457,245
MSCI BIC	2,019
MSCI Emerging Markets Asia	32,637
MSCI Emerging Markets Small-Cap	177,888
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI Emerging Markets	$26,219,094	$119,214,667	$(41,437,560)
MSCI BIC	244,613	289,707	(222,252)
MSCI Emerging Markets Asia	3,413,617	1,779,226	(842,822)
MSCI Emerging Markets Small-Cap	4,431,686	13,018,179	9,580,702
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$13,267,519,464	$5,234,808,207
MSCI BIC	16,759,118	9,851,435
MSCI Emerging Markets Asia	979,457,909	107,161,259
MSCI Emerging Markets Small-Cap	101,580,953	107,935,235
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$1,106,608,903	$34,840,221
MSCI BIC	465,158	1,643,652
MSCI Emerging Markets Asia	53,879,415	32,266,679
MSCI Emerging Markets Small-Cap	3,987,751	7,041,426
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to non-deductible expenses and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core MSCI Emerging Markets	$11,846,919	$ (11,846,919)
MSCI BIC	(641,518)	641,518
MSCI Emerging Markets Asia	(588,100)	588,100
MSCI Emerging Markets Small-Cap	1,083,572	(1,083,572)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
Core MSCI Emerging Markets
Ordinary income	$2,823,242,065	$2,168,045,913
MSCI BIC
Ordinary income	$1,937,753	$993,063
MSCI Emerging Markets Asia
Ordinary income	$9,253,413	$8,983,682
MSCI Emerging Markets Small-Cap
Ordinary income	$9,656,298	$8,999,836
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Core MSCI Emerging Markets	$1,151,410,357	$(14,033,010,064)	$26,013,240,222	$13,131,640,515
MSCI BIC	103,376	(238,156,925)	4,502,723	(233,550,826)
MSCI Emerging Markets Asia	11,008,242	(133,438,627)	150,152,545	27,722,160
MSCI Emerging Markets Small-Cap	7,114,828	(1,657,640)	69,720,310	75,177,498

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains / losses for tax purposes.

For the year ended August 31, 2025, the iShares MSCI Emerging Markets Small-Cap ETF utilized $4,523,793 of its capital loss carryforwards.
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$79,572,443,778	$35,747,075,690	$(9,069,237,388)	$26,677,838,302
MSCI BIC	86,667,309	23,454,875	(17,396,391)	6,058,484
MSCI Emerging Markets Asia	1,272,510,966	214,250,974	(62,220,768)	152,030,206
MSCI Emerging Markets Small-Cap	353,863,665	104,715,924	(31,890,512)	72,825,412
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b)
Notes to Financial Statements

Notes to Financial Statements  (continued)
the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the iShares Core MSCI Emerging Markets ETF, iShares MSCI BIC ETF and iShares MSCI Emerging Markets Asia ETF did not borrow under the Syndicated Credit Agreement.
For the year ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets Small-Cap	$4,000,000	$61,370	5.47%
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
Core MSCI Emerging Markets
Shares sold	172,200,000	$9,939,458,270	31,200,000	$1,530,135,626
Shares redeemed	(4,800,000)	(253,184,841)	(10,200,000)	(508,141,335)
	167,400,000	$9,686,273,429	21,000,000	$1,021,994,291
Notes to Financial Statements

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI BIC
Shares sold	250,000	$9,926,313	—	$9,345
Shares redeemed	(100,000)	(3,758,472)	(100,000)	(3,608,092)
	150,000	$6,167,841	(100,000)	$(3,598,747)
MSCI Emerging Markets Asia
Shares sold	12,200,000	$989,841,691	—	$79,061
Shares redeemed	(1,300,000)	(96,721,548)	(2,500,000)	(164,420,067)
	10,900,000	$893,120,143	(2,500,000)	$(164,341,006)
MSCI Emerging Markets Small-Cap
Shares sold	400,000	$20,811,012	800,000	$46,017,061
Shares redeemed	(500,000)	(29,555,340)	(500,000)	(30,304,996)
	(100,000)	$(8,744,328)	300,000	$15,712,065
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF have filed European Union Discrimination Claims (“ECJ Claims”) to recover taxes withheld by Poland (the “ECJ Paying Countries”) on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by the ECJ Paying Countries based upon previous determinations made by the local tax authorities.  Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Based upon the Fund’s evaluation of the facts and circumstances related to the outstanding ECJ Claims, ECJ Paying Countries’ tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. The collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the local tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Funds, as of August 31, 2025, are $5,630,382 or $0.00 per share and $42,219 or $0.01 per share, respectively.
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares Core MSCI Emerging Markets ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.

2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares Core MSCI Emerging Markets ETF(1)
iShares MSCI BIC ETF(2)
iShares MSCI Emerging Markets Asia ETF(2)
iShares MSCI Emerging Markets Small-Cap ETF(1)
(1) Statement of operations for the year ended August 31, 2025, statement of changes in net assets for each of the two years in the period ended August 31, 2025, the financial highlights for each of the two years in the period ended August 31, 2025 and the consolidated financial highlights for each of the three years in the period ended August 31, 2023
(2) Statement of operations for the year ended August 31, 2025, statement of changes in net assets for each of the two years in the period ended August 31, 2025, the financial highlights for each of the four years in the period ended August 31, 2025 and the consolidated financial highlights for the year ended August 31, 2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$1,132,051,130
MSCI BIC	1,057,615
MSCI Emerging Markets Asia	8,769,143
MSCI Emerging Markets Small-Cap	3,952,236
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$2,476,392,137	$330,144,107
MSCI BIC	1,923,833	411,293
MSCI Emerging Markets Asia	17,765,286	3,794,538
MSCI Emerging Markets Small-Cap	10,131,753	2,225,504

2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BIC ETF (the “Funds”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Funds; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares Core MSCI Emerging Markets ETF and iShares MSCI BIC ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract
iShares Core MSCI Emerging Markets ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI BIC ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
 The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Emerging Markets Asia ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
 The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA.
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c)

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
CPO	Certificates of Participation (Ordinary)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust

2025 iShares Annual Financial Statements and Additional Information

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The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares Emerging Markets Equity Factor ETF | EMGF | Cboe BZX Exchange
• iShares ESG Aware MSCI EM ETF | ESGE | NASDAQ
• iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ
• iShares MSCI Emerging Markets Min Vol Factor ETF | EEMV | Cboe BZX Exchange
• iShares MSCI Global Min Vol Factor ETF | ACWV | Cboe BZX Exchange

2

Schedule of Investments
August 31, 2025
iShares® Emerging Markets Equity Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 2.6%
Ambev SA	232,712	$530,076
B3 SA - Brasil Bolsa Balcao	1,300,241	3,112,799
Banco do Brasil SA	352,844	1,392,022
BB Seguridade Participacoes SA	167,168	1,011,915
BRF SA	22,582	85,924
Cia Energetica de Minas Gerais	116,750	321,707
CPFL Energia SA	168,257	1,221,775
CSN Mineracao SA	1,217,044	1,167,245
Embraer SA	166,979	2,346,764
Petroleo Brasileiro SA - Petrobras	497,685	3,097,996
Raia Drogasil SA	54,058	174,980
Suzano SA	169,083	1,635,679
TIM SA/Brazil	579,088	2,429,844
Vale SA	459,800	4,711,766
Vibra Energia SA	164,587	729,764
WEG SA	165,859	1,152,051
		25,122,307
Chile — 0.7%
Banco de Chile	4,756,218	681,526
Cencosud SA	568,393	1,801,228
Colbun SA	7,143,429	1,074,869
Empresas CMPC SA	399,465	626,359
Enel Chile SA	32,235,618	2,260,534
Falabella SA	16,494	93,879
Quinenco SA	57,676	237,698
		6,776,093
China — 29.5%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	263,700	728,978
3SBio Inc.(a)(b)	561,500	2,112,189
Agricultural Bank of China Ltd., Class A	2,081,700	2,052,611
Agricultural Bank of China Ltd., Class H	2,776,000	1,877,211
AIMA Technology Group Co. Ltd., Class A	102,100	525,625
Akeso Inc.(a)(c)	129,000	2,598,260
Alibaba Group Holding Ltd.	1,765,448	29,231,694
Aluminum Corp. of China Ltd., Class H	1,170,000	1,048,188
Anker Innovations Technology Co. Ltd., Class A	41,300	813,214
ANTA Sports Products Ltd.	11,400	141,844
Atour Lifestyle Holdings Ltd., ADR	64,885	2,525,324
Autohome Inc., ADR	2,928	84,561
Baidu Inc., Class A(c)	13,600	160,964
Bank of Beijing Co. Ltd., Class A	1,168,800	985,062
Bank of China Ltd., Class A	1,002,100	777,148
Bank of China Ltd., Class H	10,721,000	5,884,479
Bank of Communications Co. Ltd., Class A	521,200	532,257
Bank of Communications Co. Ltd., Class H	1,506,000	1,305,806
Bank of Qingdao Co. Ltd., Class A	428,700	295,681
Bank of Shanghai Co. Ltd., Class A	835,200	1,119,011
Beijing Compass Technology Development Co. Ltd., Class A(c)	72,035	1,518,682
Beijing Kingsoft Office Software Inc., Class A	8,024	376,951
Beijing Ultrapower Software Co. Ltd., Class A	232,800	450,975
Bohai Leasing Co. Ltd., Class A(c)	198,200	98,313
Bosideng International Holdings Ltd.	3,514,000	2,033,823
BYD Co. Ltd., Class A	233,100	3,729,286
BYD Co. Ltd., Class H	133,000	1,876,338
Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	66,200	374,250
China CITIC Bank Corp. Ltd., Class H	251,000	224,436
Security	Shares	Value
China (continued)
China CITIC Financial Asset Management Co. Ltd., Class H(a)(b)(c)	10,807,000	$1,600,693
China Construction Bank Corp., Class H	12,607,000	12,201,079
China Merchants Bank Co. Ltd., Class H	466,500	2,899,614
China Merchants Securities Co. Ltd., Class A	55,100	146,784
China Merchants Securities Co. Ltd., Class H(a)(b)	682,800	1,482,803
China Nonferrous Mining Corp Ltd.	1,194,000	1,598,877
China Pacific Insurance Group Co. Ltd., Class H	67,200	308,445
China Petroleum & Chemical Corp., Class H	4,530,000	2,515,898
China Petroleum Engineering Corp., Class A	394,600	197,473
China Resources Pharmaceutical Group Ltd.(a)	1,281,500	803,909
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	95,119	406,553
China Shenhua Energy Co. Ltd., Class H	289,500	1,300,961
China Taiping Insurance Holdings Co. Ltd.	125,000	261,166
China Tower Corp. Ltd., Class H(a)	656,500	991,750
China World Trade Center Co. Ltd., Class A	61,700	178,004
China-Singapore Suzhou Industrial Park Development Group Co. Ltd., Class A	100,800	119,725
Chongqing Qianli Technology Co. Ltd., Class A(c)	376,100	623,714
Chongqing Rural Commercial Bank Co. Ltd., Class H	3,973,000	2,939,065
Chow Tai Fook Jewellery Group Ltd.(b)	173,600	326,217
CITIC Securities Co. Ltd., Class H	110,500	409,275
CMOC Group Ltd., Class H	1,026,000	1,578,461
CNPC Capital Co. Ltd., Class A	135,800	241,858
COFCO Capital Holdings Co. Ltd., Class A	59,900	120,405
COFCO Sugar Holding Co. Ltd., Class A	264,200	599,881
Cosco Shipping Holdings Co. Ltd., Class H	648,000	1,129,117
CSC Financial Co. Ltd., Class H(a)	1,056,500	1,996,764
Dong-E-E-Jiao Co. Ltd., Class A	75,100	547,110
East Money Information Co. Ltd., Class A	103,900	421,762
Eastroc Beverage Group Co. Ltd., Class A	10,900	472,757
Focus Media Information Technology Co. Ltd., Class A	332,400	387,812
G-Bits Network Technology Xiamen Co. Ltd., Class A	8,400	541,600
GD Power Development Co. Ltd., Class A	1,168,000	785,915
Giant Biogene Holding Co. Ltd.(a)(b)	236,400	1,646,555
Goneo Group Co. Ltd., Class A	108,471	718,197
Great Wall Motor Co. Ltd., Class H	277,500	665,353
Greentown China Holdings Ltd.	272,000	343,622
Guangdong Provincial Expressway Development Co. Ltd., Class B	410,835	455,111
Guosen Securities Co. Ltd., Class A	568,600	1,183,711
Guosheng Financial Holding Inc., Class A(c)	186,800	512,390
H World Group Ltd.	339,800	1,270,805
Haidilao International Holding Ltd.(a)	253,000	451,863
Hainan Haide Capital Management Co. Ltd., Class A(c)	196,775	178,578
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	117,300	174,209
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	200,400	532,731
Hisense Home Appliances Group Co. Ltd., Class A	99,800	356,485
Hisense Home Appliances Group Co. Ltd., Class H	241,000	747,483
Horizon Robotics(c)	712,800	887,798
Huatai Securities Co. Ltd., Class H(a)	1,138,400	2,903,269
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	116,700	423,226
Hytera Communications Corp. Ltd., Class A(c)	58,200	107,728
Industrial & Commercial Bank of China Ltd., Class A	297,900	310,926
Industrial & Commercial Bank of China Ltd., Class H	10,314,000	7,672,618
Industrial Bank Co. Ltd., Class A	281,500	886,070
Inner Mongolia ERDOS Resources Co. Ltd., Class B	783,700	768,830
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Isoftstone Information Technology Group Co. Ltd., Class A	16,200	$136,166
Jafron Biomedical Co. Ltd., Class A	39,200	126,631
JD Health International Inc.(a)(c)	20,500	167,055
JD.com Inc., Class A	191,550	2,968,097
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	275,800	436,929
Jiangxi Copper Co. Ltd., Class H	139,000	409,299
Jinduicheng Molybdenum Co. Ltd., Class A	351,500	740,897
Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A	66,500	123,691
Joyoung Co. Ltd., Class A	81,700	115,754
KE Holdings Inc., ADR	26,030	457,607
Kingboard Holdings Ltd.	134,000	493,219
Kingnet Network Co. Ltd., Class A	256,800	838,916
Kingsoft Cloud Holdings Ltd.(b)(c)	126,000	125,427
Kingsoft Corp. Ltd.	161,600	711,810
Kuaishou Technology(a)(c)	512,800	5,026,126
Kunlun Energy Co. Ltd.	834,000	776,337
Kweichow Moutai Co. Ltd., Class A	5,500	1,144,109
Lao Feng Xiang Co. Ltd., Class B	139,220	499,538
Laopu Gold Co. Ltd., Class H(b)	10,800	990,404
Lenovo Group Ltd.	1,400,000	2,009,820
Li Auto Inc., Class A(b)(c)	199,500	2,337,737
Livzon Pharmaceutical Group Inc., Class A	18,000	102,110
Meihua Holdings Group Co. Ltd., Class A	338,900	526,521
Meituan, Class B(a)(c)	602,820	8,028,920
Midea Group Co. Ltd., Class A	164,500	1,702,445
NetEase Cloud Music Inc.(a)(c)	76,300	2,751,534
NetEase Inc.	236,100	6,474,047
New China Life Insurance Co. Ltd., Class H	95,500	594,195
New Oriental Education & Technology Group Inc.	153,700	735,443
Newland Digital Technology Co. Ltd., Class A	125,000	506,070
Nongfu Spring Co. Ltd., Class H(a)	659,800	4,267,665
Northeast Securities Co. Ltd., Class A	286,300	351,924
Opple Lighting Co. Ltd., Class A	62,500	161,308
Orient Securities Co. Ltd., Class H(a)	983,600	966,439
Pacific Securities Co. Ltd. (The), Class A(c)	245,500	152,038
PDD Holdings Inc., ADR(c)	98,444	11,834,938
People's Insurance Co. Group of China Ltd. (The), Class H	2,455,000	2,207,562
PetroChina Co. Ltd., Class A	2,579,200	3,158,496
PetroChina Co. Ltd., Class H	1,182,000	1,144,540
PICC Property & Casualty Co. Ltd., Class H	517,000	1,249,469
Ping An Healthcare and Technology Co. Ltd.(a)(b)	279,100	745,412
Ping An Insurance Group Co. of China Ltd., Class H	668,500	4,867,110
Pop Mart International Group Ltd.(a)	93,400	3,882,392
Postal Savings Bank of China Co. Ltd., Class H(a)	3,308,000	2,303,706
Qfin Holdings Inc.	17,663	514,347
Qunabox Group Ltd.(b)(c)	6,100	66,200
Quzhou Xin'an Development Co. Ltd., Class A(c)	355,800	243,230
Radiance Holdings Group Co. Ltd.(c)	500,000	174,696
SAIC Motor Corp. Ltd., Class A	211,600	557,518
Sangfor Technologies Inc., Class A	37,400	680,327
Sensteed Hi-Tech Group, Class A(c)	1,173,200	360,485
Seres Group Co. Ltd., Class A	48,500	931,153
Shaanxi Coal Industry Co. Ltd., Class A	178,300	510,248
Shanghai Construction Group Co. Ltd., Class A	994,800	338,176
Shanghai M&G Stationery Inc., Class A	20,700	88,557
Shanghai Pudong Development Bank Co. Ltd., Class A	321,200	614,926
Shanghai Rural Commercial Bank Co. Ltd., Class A	112,800	137,800
Security	Shares	Value
China (continued)
Shanghai Wanye Enterprises Co. Ltd., Class A	50,300	$110,099
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	19,800	562,322
Shenwan Hongyuan Group Co. Ltd., Class A	864,600	662,792
Shenzhen Transsion Holdings Co. Ltd., Class A	24,398	308,346
Shenzhen Zhaowei Machinery & Electronic Co. Ltd.	11,000	188,731
Sichuan Biokin Pharmaceutical Co. Ltd., Class A(c)	29,268	1,375,807
Sichuan Changhong Electric Co. Ltd., Class A	185,700	298,271
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H(b)(c)	43,000	2,505,637
Sichuan Swellfun Co. Ltd., Class A	13,300	87,888
Simcere Pharmaceutical Group Ltd.(a)	936,000	1,697,435
Sino Biopharmaceutical Ltd.	340,000	356,648
Sinocelltech Group Ltd., Class A(c)	27,187	242,143
Sinosoft Co. Ltd., Class A	56,440	172,597
Sinotrans Ltd., Class H	1,956,000	1,153,803
Sinotruk Hong Kong Ltd.	479,500	1,398,040
Suzhou Zelgen Biopharmaceutical Co. Ltd., Class A(c)	27,638	395,965
TAL Education Group, ADR(c)	17,339	184,140
Tencent Holdings Ltd.	614,100	47,558,640
Tingyi Cayman Islands Holding Corp.	926,000	1,315,937
Topsports International Holdings Ltd.(a)	1,043,000	433,845
Uni-President China Holdings Ltd.	1,356,000	1,619,757
Universal Scientific Industrial Shanghai Co. Ltd., Class A	92,300	247,104
Vipshop Holdings Ltd., ADR	114,374	1,914,621
Weichai Power Co. Ltd., Class H	625,000	1,313,858
Wuliangye Yibin Co. Ltd., Class A	6,800	123,732
Xiamen Bank Co. Ltd.	306,700	288,662
Xiamen Xiangyu Co. Ltd., Class A	330,400	330,707
XPeng Inc., Class A(c)	37,900	400,136
Yixintang Pharmaceutical Group Co. Ltd., Class A	80,700	166,518
Yonghui Superstores Co. Ltd., Class A(c)	500,700	365,071
Yutong Bus Co. Ltd., Class A	50,300	195,143
Zhejiang Publishing & Media Co. Ltd., Class A	89,100	107,593
Zhejiang Semir Garment Co. Ltd., Class A	347,800	267,135
Zhongshan Broad Ocean Motor Co. Ltd., Class A	281,800	327,482
Zhuhai Zhumian Group Co. Ltd.(c)	133,400	107,774
ZTE Corp., Class H	132,800	600,219
		282,768,280
Colombia — 0.3%
Grupo Cibest SA	97,541	1,432,552
Interconexion Electrica SA ESP	224,466	1,218,087
		2,650,639
Czech Republic — 0.5%
CEZ AS	26,632	1,665,404
Komercni Banka AS	74,098	3,620,302
		5,285,706
Egypt — 0.2%
Abou Kir Fertilizers & Chemical Industries	543,635	588,627
Eastern Co. SAE	593,194	472,650
EISewedy Electric Co.	161,954	250,287
Talaat Moustafa Group	407,479	465,327
		1,776,891
Greece — 0.8%
Eurobank Ergasias Services and Holdings SA	35,792	131,538
Hellenic Telecommunications Organization SA	52,101	969,152
Jumbo SA	35,044	1,249,618
Motor Oil Hellas Corinth Refineries SA	3,636	107,168
National Bank of Greece SA	160,545	2,223,360
OPAP SA	77,360	1,736,131
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Greece (continued)
Piraeus Financial Holdings SA	197,712	$1,530,094
		7,947,061
Hong Kong — 0.3%
BOC Hong Kong Holdings Ltd.	593,500	2,694,564
Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	96,610	831,424
OTP Bank Nyrt	18,007	1,570,646
Richter Gedeon Nyrt	4,275	129,675
		2,531,745
India — 17.4%
3M India Ltd.	3,287	1,145,421
ABB India Ltd.	51,805	2,938,624
ACC Ltd.	29,062	593,823
Adani Enterprises Ltd.	10,443	265,823
AIA Engineering Ltd.	3,252	112,624
Ajanta Pharma Ltd.	36,758	1,032,890
Apollo Hospitals Enterprise Ltd.	5,994	517,619
Axis Bank Ltd.	112,473	1,333,529
Bajaj Auto Ltd.	19,717	1,929,643
Bajaj Finance Ltd.	93,786	934,269
Bharat Electronics Ltd.	767,848	3,217,514
Bharat Petroleum Corp. Ltd.	344,491	1,204,412
Bharti Airtel Ltd.	199,400	4,274,074
Britannia Industries Ltd.	26,670	1,760,605
CG Power & Industrial Solutions Ltd.	89,909	708,654
Cholamandalam Investment and Finance Co. Ltd.	16,808	271,116
Cipla Ltd.	92,923	1,674,958
Coal India Ltd.	417,818	1,775,634
Cochin Shipyard Ltd.(a)	44,295	808,149
Colgate-Palmolive India Ltd.	72,066	1,906,319
CRISIL Ltd.	22,848	1,291,638
Cummins India Ltd.	52,455	2,274,521
Dr Reddy's Laboratories Ltd.	144,377	2,064,770
Emami Ltd.	150,082	977,108
GAIL India Ltd.	298,644	586,463
GE Vernova T&D India Ltd.	98,275	3,095,853
General Insurance Corp. of India(a)	274,957	1,133,101
GlaxoSmithKline Pharmaceuticals Ltd.	68,356	2,158,393
Glenmark Pharmaceuticals Ltd.	117,097	2,553,285
Godrej Properties Ltd.(c)	73,265	1,618,406
HCL Technologies Ltd.	165,848	2,734,601
HDFC Asset Management Co. Ltd.(a)	1,136	70,379
HDFC Bank Ltd.	749,838	8,093,320
Hero MotoCorp Ltd.	20,148	1,161,845
Hindalco Industries Ltd.	244,631	1,954,936
Hindustan Aeronautics Ltd.	57,677	2,835,962
Hindustan Petroleum Corp. Ltd.	166,340	709,342
Hindustan Unilever Ltd.	19,892	599,856
Hindustan Zinc Ltd.	267,803	1,274,540
Hitachi Energy India Ltd.	601	130,427
Housing & Urban Development Corp. Ltd.	421,676	978,085
ICICI Bank Ltd.	528,570	8,375,120
Indian Hotels Co. Ltd., Class A	82,814	712,658
Indian Oil Corp. Ltd.	603,746	935,565
Indian Railway Finance Corp. Ltd.(a)	432,709	579,805
Indian Renewable Energy Development Agency Ltd.(c)	220,969	352,320
Info Edge India Ltd.	50,212	773,228
Infosys Ltd.	402,446	6,750,219
InterGlobe Aviation Ltd.(a)	30,337	1,944,946
ITC Hotels Ltd.(c)	453,432	1,226,918
Security	Shares	Value
India (continued)
Jindal Steel Ltd.	17,727	$190,168
JSW Steel Ltd.	11,540	134,523
Kotak Mahindra Bank Ltd.	71,752	1,595,855
KPIT Technologies Ltd.	7,796	105,207
L&T Technology Services Ltd.(a)	36,150	1,731,343
Larsen & Toubro Ltd.	80,532	3,288,047
LIC Housing Finance Ltd.	86,774	546,587
Lodha Developers Ltd.(a)	16,398	221,982
Lupin Ltd.	37,289	801,977
Mahindra & Mahindra Ltd.	119,365	4,331,011
Marico Ltd.	88,010	724,004
Maruti Suzuki India Ltd.	5,627	944,365
Mazagon Dock Shipbuilders Ltd.	22,357	659,209
Motilal Oswal Financial Services Ltd.	152,863	1,487,043
Mphasis Ltd.	21,830	688,757
Muthoot Finance Ltd.	12,900	386,295
National Aluminium Co. Ltd.	567,369	1,199,690
NBCC India Ltd.	515,917	575,156
Nestle India Ltd.	174,872	2,293,686
NHPC Ltd.	362,139	317,336
Nippon Life India Asset Management Ltd.(a)	70,204	624,881
NMDC Ltd.	2,907,942	2,271,575
NTPC Green Energy Ltd.(c)	1,805,592	2,110,545
NTPC Ltd.	543,036	2,017,853
Oil & Natural Gas Corp. Ltd.	517,973	1,372,812
Oil India Ltd.	223,874	991,216
Page Industries Ltd.	3,046	1,532,179
Pidilite Industries Ltd.	19,311	667,847
Polycab India Ltd.	3,526	283,774
Power Finance Corp. Ltd.	738,473	3,180,210
Power Grid Corp. of India Ltd.	593,536	1,854,807
Premier Energies Ltd.(a)	50,357	568,062
Prestige Estates Projects Ltd.	19,869	352,145
Procter & Gamble Hygiene & Health Care Ltd.	4,685	695,744
REC Ltd.	542,101	2,153,512
Reliance Industries Ltd.	472,367	7,274,747
SBI Life Insurance Co. Ltd.(a)	27,800	569,005
Shriram Finance Ltd.	50,523	332,750
Siemens Ltd.	26,272	912,712
Solar Industries India Ltd.	3,582	559,898
State Bank of India	54,309	494,349
Sun Pharmaceutical Industries Ltd.	115,943	2,097,512
Sundaram Finance Ltd.	2,348	119,754
Supreme Industries Ltd.	2,102	106,561
Tata Consultancy Services Ltd.	196,494	6,871,689
Tata Investment Corp. Ltd.	21,548	1,663,182
Tata Motors Ltd.	199,038	1,510,292
Tata Steel Ltd.	725,797	1,272,480
Tech Mahindra Ltd.	31,519	528,974
Titan Co. Ltd.	23,362	961,685
Trent Ltd.	28,365	1,704,868
TVS Motor Co. Ltd.	36,454	1,354,715
United Spirits Ltd.	27,887	414,761
Varun Beverages Ltd.	74,227	410,264
Vedanta Ltd.	106,914	510,379
Vishal Mega Mart Ltd.(c)	1,171,698	1,984,061
WAAREE Energies Ltd.(c)	14,406	556,728
Wipro Ltd.	1,037,969	2,934,868
Zydus Lifesciences Ltd.	62,629	697,542
		167,096,489
Indonesia — 1.2%
Adaro Andalan Indonesia PT(c)	5,041,200	2,109,417
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Indonesia (continued)
Alamtri Resources Indonesia Tbk PT	17,479,700	$1,861,311
Bank Central Asia Tbk PT	5,859,500	2,870,625
Bank CIMB Niaga Tbk PT	3,869,200	398,885
Bank Mandiri Persero Tbk PT	1,883,800	539,902
GoTo Gojek Tokopedia Tbk PT(c)	112,609,800	395,594
Pertamina Geothermal Energy PT(a)	8,631,600	764,723
Sumber Alfaria Trijaya Tbk PT	5,872,600	783,476
Telkom Indonesia Persero Tbk PT	2,707,400	517,881
United Tractors Tbk PT	1,160,500	1,716,515
		11,958,329
Kuwait — 0.2%
National Bank of Kuwait SAKP	595,257	1,989,351
Malaysia — 1.1%
Fraser & Neave Holdings Bhd(b)	61,700	393,712
Genting Bhd	387,200	261,947
Hong Leong Bank Bhd	208,200	989,291
Hong Leong Financial Group Bhd	99,200	402,324
IJM Corp. Bhd	344,300	233,798
Nestle Malaysia Bhd	38,200	859,357
Petronas Dagangan Bhd(b)	286,800	1,437,531
Petronas Gas Bhd	106,600	470,302
Public Bank Bhd	1,114,000	1,125,207
Sime Darby Bhd	670,800	328,687
Telekom Malaysia Bhd	162,200	269,634
Westports Holdings Bhd	306,500	405,423
YTL Corp. Bhd	4,237,140	2,568,110
YTL Power International Bhd	1,267,420	1,208,648
		10,953,971
Mexico — 1.7%
America Movil SAB de CV, Series B, Class B	2,356,015	2,345,349
Arca Continental SAB de CV	46,168	470,919
Cemex SAB de CV	113,706	1,033,588
Coca-Cola Femsa SAB de CV	498,311	4,230,617
Fomento Economico Mexicano SAB de CV	247,818	2,146,574
Gruma SAB de CV, Class B	74,876	1,287,228
Grupo Aeroportuario del Pacifico SAB de CV, Class B	51,613	1,241,234
Grupo Comercial Chedraui SA de CV	18,010	145,599
Grupo Financiero Banorte SAB de CV, Class O	178,288	1,630,569
Grupo Mexico SAB de CV, Series B, Class B	82,275	539,331
Wal-Mart de Mexico SAB de CV	392,029	1,170,342
		16,241,350
Philippines — 0.5%
Bank of the Philippine Islands	618,828	1,223,686
DigiPlus Interactive Corp.	334,300	134,551
DMCI Holdings Inc.	2,326,800	438,120
International Container Terminal Services Inc.	178,830	1,511,498
Manila Electric Co.	141,940	1,328,863
		4,636,718
Poland — 1.1%
Asseco Poland SA	37,200	1,930,855
Budimex SA	11,796	1,725,454
CCC SA(b)(c)	26,709	1,225,408
LPP SA	463	2,193,607
mBank SA(c)	4,074	984,096
Orange Polska SA	641,184	1,631,599
Powszechna Kasa Oszczednosci Bank Polski SA	3,948	77,009
Zabka Group SA(c)	61,461	367,826
		10,135,854
Qatar — 0.5%
Industries Qatar QSC	118,051	416,129
Security	Shares	Value
Qatar (continued)
Mesaieed Petrochemical Holding Co.	1,673,581	$624,099
Ooredoo QPSC	880,511	3,115,055
Qatar National Bank QPSC	91,456	476,673
		4,631,956
Russia — 0.0%
PhosAgro PJSC(c)(d)	986	10
TCS Group Holding PLC, GDR(c)(d)(e)	135,475	17
United Co. RUSAL International PJSC(c)(d)	3,441,260	428
		455
Saudi Arabia — 2.3%
Al Rajhi Bank	71,223	1,787,163
Alinma Bank	110,816	744,188
Arab National Bank	119,115	744,818
Arabian Internet & Communications Services Co.	14,138	909,759
Astra Industrial Group	28,336	1,078,596
Banque Saudi Fransi	116,993	504,505
Dar Al Arkan Real Estate Development Co.(c)	62,435	310,987
Dr. Soliman Abdel Kader Fakeeh Hospital Co.	10,292	109,588
Elm Co.	12,924	2,953,555
Etihad Etisalat Co.	84,852	1,447,111
Nahdi Medical Co.	87,946	2,709,492
Riyad Bank	81,687	564,268
Riyadh Cables Group Co.	18,884	649,229
SABIC Agri-Nutrients Co.	53,762	1,737,713
SAL Saudi Logistics Services	62,308	2,814,326
Saudi Arabian Oil Co.(a)	61,806	390,237
Saudi Aramco Base Oil Co.	46,611	1,069,529
Saudi Electricity Co.	130,549	505,862
Saudi Telecom Co.	99,342	1,111,326
		22,142,252
South Africa — 2.6%
Anglogold Ashanti PLC	11,993	674,913
Bid Corp. Ltd.	19,610	512,773
Bidvest Group Ltd. (The)	45,591	612,274
Clicks Group Ltd.	54,510	1,152,992
Exxaro Resources Ltd.	336,853	3,679,985
FirstRand Ltd.	27,232	114,784
Foschini Group Ltd. (The)	73,804	455,292
Gold Fields Ltd.	35,273	1,174,148
Harmony Gold Mining Co. Ltd.	49,486	658,851
Mr. Price Group Ltd.	59,206	696,976
MTN Group Ltd.	317,007	2,692,964
Naspers Ltd., Class N	13,978	4,611,639
Nedbank Group Ltd.	73,137	937,316
NEPI Rockcastle NV	247,413	2,054,902
Northam Platinum Holdings Ltd.	13,327	149,325
Shoprite Holdings Ltd.	3,935	58,652
Standard Bank Group Ltd.	97,805	1,376,017
Valterra Platinum Ltd.	21,275	975,632
Woolworths Holdings Ltd./South Africa	751,048	2,211,419
		24,800,854
South Korea — 11.8%
Alteogen Inc.(c)	360	113,220
CJ Corp.	15,241	1,747,321
CJ Logistics Corp.	3,972	238,036
Coway Co. Ltd.	35,216	2,629,109
DB Insurance Co. Ltd.	24,343	2,301,508
Doosan Bobcat Inc.	35,169	1,343,543
E-MART Inc.	14,035	720,587
F&F Co. Ltd./New	4,115	196,424
GS Holdings Corp.	9,597	313,584
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
Hana Financial Group Inc.	82,206	$4,846,163
Hankook Tire & Technology Co. Ltd.	47,866	1,379,775
Hanmi Pharm Co. Ltd.	3,570	776,025
Hanmi Science Co. Ltd.	47,474	1,398,558
Hanmi Semiconductor Co. Ltd.(b)	10,311	636,222
Hanwha Aerospace Co. Ltd.	3,530	2,238,627
HD Hyundai Co. Ltd.	3,661	360,502
HD Hyundai Electric Co. Ltd.	3,014	1,056,927
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	3,275	954,427
Hyosung TNC Corp.(b)	3,994	627,122
Hyundai Glovis Co. Ltd.	12,742	1,685,118
Hyundai Marine & Fire Insurance Co. Ltd.(c)	21,838	437,338
Hyundai Mobis Co. Ltd.	12,652	2,889,220
Hyundai Motor Co.	30,347	4,777,464
Hyundai Rotem Co. Ltd.	9,260	1,277,401
KB Financial Group Inc.	63,635	4,970,228
KCC Corp.	10,067	2,871,963
Kia Corp.	55,141	4,172,159
Korea Gas Corp.	3,206	91,142
Korea Investment Holdings Co. Ltd.	16,190	1,561,961
Krafton Inc.(c)	4,452	1,046,828
KT&G Corp.	18,803	1,818,697
Kumho Petrochemical Co. Ltd.	2,366	186,066
LG Electronics Inc.	21,668	1,148,160
LG Innotek Co. Ltd.	2,409	291,147
LG Uplus Corp.	109,395	1,166,723
LIG Nex1 Co. Ltd.	413	145,153
LS Corp.	6,063	767,205
LS Electric Co. Ltd.	3,516	710,908
Meritz Financial Group Inc.	4,192	381,352
Mirae Asset Securities Co. Ltd.	139,564	1,918,530
NAVER Corp.	5,555	853,936
Orion Corp./Republic of Korea	8,874	686,808
POSCO Holdings Inc.	5,126	1,046,340
S-1 Corp.	3,294	189,370
Samsung Biologics Co. Ltd.(a)(c)	1,784	1,280,258
Samsung C&T Corp.	13,603	1,637,288
Samsung Card Co. Ltd.	35,359	1,282,571
Samsung Electro-Mechanics Co. Ltd.	11,571	1,327,452
Samsung Electronics Co. Ltd.	534,259	26,691,471
Samsung Fire & Marine Insurance Co. Ltd.	7,205	2,293,138
Samsung Life Insurance Co. Ltd.	17,280	1,775,228
Samsung SDS Co. Ltd.	4,377	462,432
Samsung Securities Co. Ltd.	25,370	1,252,432
Samyang Foods Co. Ltd.	654	732,290
Shinhan Financial Group Co. Ltd.	62,207	2,914,918
SK Biopharmaceuticals Co. Ltd.(c)	1,997	141,095
SK Hynix Inc.	38,796	7,392,086
SK Inc.	3,150	467,136
SK Telecom Co. Ltd.	38,955	1,518,692
Woori Financial Group Inc.	40,874	729,174
		112,866,558
Taiwan — 18.7%
Accton Technology Corp.	98,000	3,226,392
Acer Inc.	575,000	552,977
Advantech Co. Ltd.	73,291	818,979
ASE Technology Holding Co. Ltd.	331,000	1,607,492
Asia Vital Components Co. Ltd.	42,000	1,371,075
Asustek Computer Inc.	74,000	1,522,352
AUO Corp.	2,109,800	881,468
Cathay Financial Holding Co. Ltd.	1,242,000	2,487,088
Security	Shares	Value
Taiwan (continued)
Chicony Electronics Co. Ltd.	299,000	$1,343,288
China Airlines Ltd.	225,000	155,396
Chroma ATE Inc.	35,000	662,984
Chunghwa Telecom Co. Ltd.	138,000	598,131
Compal Electronics Inc.	361,000	324,710
CTBC Financial Holding Co. Ltd.	2,587,000	3,469,993
Delta Electronics Inc.	224,000	5,160,457
Far EasTone Telecommunications Co. Ltd.	394,000	1,082,746
First Financial Holding Co. Ltd.	75,850	70,183
Fortune Electric Co. Ltd.	55,330	1,159,144
Fubon Financial Holding Co. Ltd.	1,478,947	4,040,838
Global Unichip Corp.	49,000	2,113,182
Hon Hai Precision Industry Co. Ltd.	1,091,000	7,202,726
Inventec Corp.	365,000	488,195
King Slide Works Co. Ltd.	25,000	2,450,639
Largan Precision Co. Ltd.	3,000	234,538
Lite-On Technology Corp.	596,718	2,524,385
MediaTek Inc.	201,000	8,931,637
Mega Financial Holding Co. Ltd.	533,688	697,773
Nien Made Enterprise Co. Ltd.	11,000	154,841
Novatek Microelectronics Corp.	303,000	4,294,249
Pou Chen Corp.	556,000	522,696
Powertech Technology Inc.	27,000	104,188
President Chain Store Corp.	136,000	1,129,974
Quanta Computer Inc.	264,000	2,248,063
Realtek Semiconductor Corp.	192,000	3,335,817
Ruentex Industries Ltd.	373,000	658,580
Shanghai Commercial & Savings Bank Ltd. (The)	744,000	995,742
Silicon Motion Technology Corp., ADR	10,247	816,481
SinoPac Financial Holdings Co. Ltd.	2,182,270	1,665,386
Synnex Technology International Corp.	535,000	1,147,701
Taiwan Cooperative Financial Holding Co. Ltd.	4,845,799	3,750,815
Taiwan Mobile Co. Ltd.	59,000	205,241
Taiwan Semiconductor Manufacturing Co. Ltd.	2,427,000	90,894,512
TS Financial Holding Co. Ltd.	332,000	176,017
Uni-President Enterprises Corp.	1,145,000	2,890,601
United Microelectronics Corp.	1,237,000	1,627,499
Voltronic Power Technology Corp.	24,000	771,166
Wistron Corp.	354,000	1,298,363
Wiwynn Corp.	13,000	1,247,710
Yang Ming Marine Transport Corp.	83,000	156,055
Yuanta Financial Holding Co. Ltd.	3,653,981	3,867,979
		179,138,444
Thailand — 0.8%
Advanced Info Service PCL, NVDR	137,700	1,252,155
Bumrungrad Hospital PCL, NVDR	144,100	791,372
Central Retail Corp. PCL, NVDR(b)	164,300	108,177
Krung Thai Bank PCL, NVDR	2,443,200	1,858,082
PTT Exploration & Production PCL, NVDR(b)	556,200	1,923,423
PTT PCL, NVDR	619,300	592,972
Thai Union Group PCL, NVDR	1,508,900	573,809
TIDLOR Holdings PCL, NVDR	674,200	392,591
TMBThanachart Bank PCL, NVDR	2,757,000	161,902
		7,654,483
Turkey — 1.0%
Akbank TAS	675,013	1,120,566
Anadolu Efes Biracilik Ve Malt Sanayii A/S	3,590,324	1,477,317
BIM Birlesik Magazalar A/S	32,801	422,493
Ford Otomotiv Sanayi AS	189,930	516,174
KOC Holding AS	302,061	1,346,618
Tofas Turk Otomobil Fabrikasi AS(b)	103,092	627,866
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Turkey (continued)
Turk Traktor ve Ziraat Makineleri AS	20,554	$308,953
Turkcell Iletisim Hizmetleri AS	392,193	904,194
Turkiye Garanti Bankasi AS(b)	496,749	1,741,391
Yapi ve Kredi Bankasi A/S(c)	937,463	749,680
		9,215,252
United Arab Emirates — 2.1%
Abu Dhabi Islamic Bank PJSC	1,033,830	6,003,144
Abu Dhabi National Oil Co. for Distribution PJSC	1,703,840	1,744,222
Aldar Properties PJSC	492,646	1,288,570
Dubai Electricity & Water Authority PJSC	1,297,128	970,953
Emaar Properties PJSC	845,611	3,315,035
Emirates NBD Bank PJSC	482,954	3,320,107
Emirates Telecommunications Group Co. PJSC	248,702	1,224,229
First Abu Dhabi Bank PJSC	288,649	1,303,730
Talabat Holding PLC	2,557,071	820,415
		19,990,405
United States — 0.1%
Yum China Holdings Inc.	14,700	662,407
Total Common Stocks — 98.3% (Cost: $727,892,424)		941,668,414
Preferred Stocks
Brazil — 0.9%
Cia Energetica de Minas Gerais, Preference Shares, NVS	1,121,292	2,297,658
Gerdau SA, Preference Shares, NVS	1,130,380	3,473,377
Itau Unibanco Holding SA, Preference Shares, NVS	273,884	1,944,317
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	184,060	1,055,777
		8,771,129
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	144,200	16,345
South Korea — 0.3%
Doosan Co. Ltd., Preference Shares, NVS	3,621	869,477
Samsung C&T Corp., Preference Shares, NVS(b)	2,776	232,149
Security	Shares	Value
South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	28,821	$1,170,187
		2,271,813
Total Preferred Stocks — 1.2% (Cost: $9,876,037)		11,059,287
Total Long-Term Investments — 99.5% (Cost: $737,768,461)		952,727,701
Short-Term Securities
Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	14,742,161	14,749,532
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	2,020,000	2,020,000
Total Short-Term Securities — 1.7% (Cost: $16,767,756)		16,769,532
Total Investments — 101.2% (Cost: $754,536,217)		969,497,233
Liabilities in Excess of Other Assets — (1.2)%		(11,816,772)
Net Assets — 100.0%		$957,680,461

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,013,728	$9,736,912 (a)	$—	$(1,256)	$148	$14,749,532	14,742,161	$301,292 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,970,000	—	(4,950,000)(a)	—	—	2,020,000	2,020,000	182,638	—
				$(1,256)	$148	$16,769,532		$483,930	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	62	09/19/25	$3,921	$3,043
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,043	$—	$—	$—	$3,043

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$444,274	$—	$—	$—	$444,274
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(63,934)	$—	$—	$—	$(63,934)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,249,030
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$111,686,480	$829,981,479	$455	$941,668,414
Preferred Stocks	8,771,129	2,288,158	—	11,059,287
Short-Term Securities
Money Market Funds	16,769,532	—	—	16,769,532
	$137,227,141	$832,269,637	$455	$969,497,233
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Emerging Markets Equity Factor ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,043	$—	$—	$3,043

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
10

Schedule of Investments
August 31, 2025
iShares® ESG Aware MSCI EM ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 3.3%
B3 SA - Brasil Bolsa Balcao	7,788,130	$18,644,914
Embraer SA	362,614	5,096,265
Energisa SA	587,290	5,287,056
Engie Brasil Energia SA	2,233,739	16,454,814
Motiva Infraestrutura de Mobilidade SA	9,101,464	24,172,761
NU Holdings Ltd./Cayman Islands, Class A(a)	1,265,430	18,728,364
Petroleo Brasileiro SA - Petrobras	2,223,135	13,838,599
Raia Drogasil SA	2,278,608	7,375,632
Rumo SA	5,103,323	13,695,206
TIM SA/Brazil	1,249,105	5,241,226
TOTVS SA	1,819,370	14,462,747
Ultrapar Participacoes SA	1,570,481	5,694,672
Vibra Energia SA	4,384,442	19,440,225
		168,132,481
Chile — 0.6%
Enel Americas SA	104,199,625	10,831,226
Enel Chile SA	284,642,345	19,960,646
		30,791,872
China — 30.8%
3SBio Inc.(b)	1,293,500	4,865,747
Agricultural Bank of China Ltd., Class H	14,322,000	9,684,946
Alibaba Group Holding Ltd.	8,738,768	144,693,581
Alibaba Health Information Technology Ltd.(a)	8,984,000	6,370,260
ANTA Sports Products Ltd.	815,600	10,148,064
Baidu Inc., Class A(a)	797,912	9,443,754
Bank of China Ltd., Class A	6,617,600	5,132,080
Bank of China Ltd., Class H	50,967,000	27,974,466
Beijing Kingsoft Office Software Inc., Class A	129,728	6,094,350
BeOne Medicines Ltd.(a)	285,000	6,779,861
Bosideng International Holdings Ltd.	12,060,000	6,980,052
BYD Co. Ltd., Class H	2,117,500	29,873,281
China Construction Bank Corp., Class A	6,417,800	8,113,598
China Construction Bank Corp., Class H	84,020,000	81,314,719
China Everbright Bank Co. Ltd., Class H	10,717,000	4,811,686
China Life Insurance Co. Ltd., Class H	2,306,000	7,173,303
China Mengniu Dairy Co. Ltd.	2,806,000	5,524,456
China Merchants Bank Co. Ltd., Class A	2,567,100	15,469,788
China Merchants Bank Co. Ltd., Class H	2,717,000	16,887,998
China Minsheng Banking Corp. Ltd., Class A	21,083,500	13,621,556
China Minsheng Banking Corp. Ltd., Class H	20,696,523	11,801,725
China Pacific Insurance Group Co. Ltd., Class A	971,600	5,501,644
China Pacific Insurance Group Co. Ltd., Class H	2,096,800	9,624,224
China Resources Beer Holdings Co. Ltd.	1,472,000	5,332,506
China Resources Gas Group Ltd.	2,017,800	5,208,127
Chow Tai Fook Jewellery Group Ltd.(c)	2,805,200	5,271,330
CITIC Securities Co. Ltd., Class A	1,492,400	6,598,692
CITIC Securities Co. Ltd., Class H	1,811,500	6,709,513
CMOC Group Ltd., Class A	4,381,400	7,612,288
CMOC Group Ltd., Class H	11,298,000	17,381,534
Contemporary Amperex Technology Co. Ltd., Class A	239,085	10,272,633
Contemporary Amperex Technology Co. Ltd., Class H	255,100	13,871,599
CSPC Pharmaceutical Group Ltd.	4,613,520	5,997,305
ENN Energy Holdings Ltd.	1,235,700	10,001,870
Fosun International Ltd.	20,759,500	14,140,773
Foxconn Industrial Internet Co. Ltd., Class A	1,344,800	10,149,146
Geely Automobile Holdings Ltd.	5,400,000	13,620,652
Genscript Biotech Corp.(a)	2,300,000	5,107,845
Great Wall Motor Co. Ltd., Class H	2,691,000	6,452,130
Security	Shares	Value
China (continued)
Guotai Haitong Securities Co. Ltd.	4,585,800	$13,507,039
Guotai Haitong Securities Co. Ltd., Class H(b)	5,724,200	12,021,014
Haier Smart Home Co. Ltd., Class A	1,445,700	5,331,529
Haier Smart Home Co. Ltd., Class A	2,215,600	7,523,578
Hansoh Pharmaceutical Group Co. Ltd.(b)	2,104,000	9,773,551
Huatai Securities Co. Ltd., Class A	4,883,102	14,869,682
Huatai Securities Co. Ltd., Class H(b)	2,703,400	6,894,498
IEIT Systems Co. Ltd., Class A	630,100	5,940,004
Industrial & Commercial Bank of China Ltd., Class H	33,874,000	25,198,980
Industrial Bank Co. Ltd., Class A	5,872,200	18,483,772
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,858,000	7,459,796
Innovent Biologics Inc.(a)(b)	1,501,000	18,759,430
JD Health International Inc.(a)(b)	733,350	5,976,081
JD.com Inc., Class A	1,394,528	21,608,426
Kanzhun Ltd., ADR(a)	323,853	7,649,408
KE Holdings Inc., Class A(c)	1,194,590	7,002,990
Kingdee International Software Group Co. Ltd.(a)	4,148,000	8,764,191
Kingsoft Corp. Ltd.	1,982,600	8,732,885
Kuaishou Technology(a)(b)	1,243,900	12,191,884
Lenovo Group Ltd.	15,534,000	22,300,392
Li Auto Inc., Class A(a)(c)	1,548,728	18,147,962
Meituan, Class B(a)(b)	2,845,530	37,899,426
MINISO Group Holding Ltd.	1,042,200	6,361,836
NetEase Inc.	1,336,370	36,644,313
NIO Inc., Class A(a)	2,097,329	13,432,339
Nongfu Spring Co. Ltd., Class H(b)	841,800	5,444,863
Orient Securities Co. Ltd., Class A	4,920,005	7,944,558
PDD Holdings Inc., ADR(a)	254,488	30,594,547
People's Insurance Co. Group of China Ltd. (The), Class H	10,197,000	9,169,251
PICC Property & Casualty Co. Ltd., Class H	3,658,000	8,840,538
Ping An Insurance Group Co. of China Ltd., Class A	758,400	6,381,317
Ping An Insurance Group Co. of China Ltd., Class H	4,532,500	32,999,516
Pop Mart International Group Ltd.(b)	483,200	20,085,353
Postal Savings Bank of China Co. Ltd., Class A	7,758,000	6,583,173
Postal Savings Bank of China Co. Ltd., Class H(b)	9,989,000	6,956,384
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,396,800	5,653,516
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	317,100	10,816,310
Sino Biopharmaceutical Ltd.(c)	6,951,151	7,291,522
Sungrow Power Supply Co. Ltd., Class A	939,753	13,177,367
Sunny Optical Technology Group Co. Ltd.	1,015,623	10,939,063
Tencent Holdings Ltd.	3,382,600	261,963,612
Tongcheng Travel Holdings Ltd.	2,701,600	7,643,345
Trip.com Group Ltd.	335,121	24,808,103
Vipshop Holdings Ltd., ADR	368,823	6,174,097
WuXi AppTec Co. Ltd., Class A	1,111,800	16,104,268
Wuxi Biologics Cayman Inc.(a)(b)	4,545,500	19,554,146
Xiaomi Corp., Class B(a)(b)	8,811,400	60,136,451
XPeng Inc., Class A(a)	1,473,596	15,557,752
Yadea Group Holdings Ltd.(b)	4,132,000	7,207,297
Yum China Holdings Inc.	306,664	13,714,014
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	806,700	6,733,332
		1,566,561,783
Colombia — 0.1%
Grupo Cibest SA	374,573	5,501,228
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Czech Republic — 0.1%
Moneta Money Bank AS(b)	916,427	$6,719,608
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	3,297,208	6,593,262
Greece — 0.5%
OPAP SA	744,825	16,715,534
Piraeus Financial Holdings SA	1,469,339	11,371,225
		28,086,759
Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	974,625	8,387,602
India — 15.7%
ABB India Ltd.	89,554	5,079,926
APL Apollo Tubes Ltd.	279,953	5,095,429
Asian Paints Ltd.	984,102	28,111,371
AU Small Finance Bank Ltd.(b)	690,697	5,623,958
Axis Bank Ltd.	1,582,915	18,767,730
Bajaj Finance Ltd.	2,064,582	20,566,766
Canara Bank	5,801,905	6,832,678
Cipla Ltd.	287,188	5,176,629
Dabur India Ltd.	3,129,068	18,491,361
Dr Reddy's Laboratories Ltd.	356,573	5,099,436
Eicher Motors Ltd.	107,781	7,458,724
Eternal Ltd.(a)	4,737,206	16,878,744
HCL Technologies Ltd.	1,344,026	22,161,109
HDFC Bank Ltd.	7,505,596	81,011,088
HDFC Life Insurance Co. Ltd.(b)	938,074	8,217,171
Hero MotoCorp Ltd.	223,090	12,864,605
Hindalco Industries Ltd.	1,499,374	11,982,047
Hindustan Unilever Ltd.	1,085,692	32,739,764
ICICI Bank Ltd.	2,678,734	42,444,177
ICICI Lombard General Insurance Co. Ltd.(b)	236,830	4,944,755
ICICI Prudential Life Insurance Co. Ltd.(b)	1,495,756	10,172,886
IDFC First Bank Ltd.	6,532,768	5,035,601
Indian Hotels Co. Ltd., Class A	590,265	5,079,543
Info Edge India Ltd.	1,562,864	24,066,974
Infosys Ltd.	2,865,600	48,064,654
Kotak Mahindra Bank Ltd.	655,588	14,581,100
Lodha Developers Ltd.(b)	477,484	6,463,759
Mahindra & Mahindra Ltd.	589,457	21,387,717
Mahindra & Mahindra Ltd., GDR	279,367	10,001,339
Marico Ltd.	2,294,636	18,876,546
Mphasis Ltd.	193,768	6,113,567
Oberoi Realty Ltd.	284,431	5,197,958
PB Fintech Ltd.(a)	242,040	4,860,697
Persistent Systems Ltd.	85,112	5,114,191
PI Industries Ltd.	166,775	6,991,535
Power Grid Corp. of India Ltd.	3,755,533	11,736,085
Punjab National Bank	4,874,220	5,578,667
Reliance Industries Ltd.	4,410,756	67,928,395
SBI Cards & Payment Services Ltd.	570,625	5,197,017
Shriram Finance Ltd.	963,628	6,346,559
State Bank of India	1,312,532	11,947,348
Sundaram Finance Ltd.	152,739	7,790,054
Supreme Industries Ltd.	203,708	10,326,971
Suzlon Energy Ltd.(a)	8,772,950	5,624,774
Tata Communications Ltd.	265,162	4,656,289
Tata Consumer Products Ltd.	428,128	5,172,758
Tata Elxsi Ltd.	79,251	4,703,051
Tech Mahindra Ltd.	639,785	10,737,317
Torrent Power Ltd.	338,385	4,711,273
Trent Ltd.	176,041	10,580,879
Security	Shares	Value
India (continued)
TVS Motor Co. Ltd.	517,535	$19,232,795
Union Bank of India Ltd.	7,190,463	10,181,075
United Spirits Ltd.	729,511	10,849,943
UPL Ltd.	1,137,313	9,234,400
Varun Beverages Ltd.	886,310	4,898,773
Voltas Ltd.	472,406	7,360,181
Wipro Ltd.	2,221,762	6,282,056
Yes Bank Ltd.(a)	24,577,802	5,325,993
		797,958,188
Indonesia — 0.9%
Bank Central Asia Tbk PT	18,580,592	9,102,811
Bank Mandiri Persero Tbk PT	43,142,000	12,364,614
Bank Rakyat Indonesia Persero Tbk PT	36,912,600	9,061,390
Chandra Asri Pacific Tbk PT	8,979,600	4,483,618
GoTo Gojek Tokopedia Tbk PT(a)	1,339,933,100	4,707,137
Kalbe Farma Tbk PT	57,570,500	4,248,878
		43,968,448
Malaysia — 2.0%
AMMB Holdings Bhd	3,937,800	5,026,044
Axiata Group Bhd	9,882,900	5,661,178
CELCOMDIGI Bhd	5,629,800	4,903,589
CIMB Group Holdings Bhd	7,832,200	13,759,073
Gamuda Bhd	4,434,200	5,828,719
Kuala Lumpur Kepong Bhd	1,105,062	5,147,366
Malayan Banking Bhd	5,377,300	12,599,938
Petronas Dagangan Bhd	948,500	4,754,177
Press Metal Aluminium Holdings Bhd	11,809,900	15,545,356
Public Bank Bhd	14,688,481	14,836,256
Sunway Bhd(c)	13,201,223	15,378,362
		103,440,058
Mexico — 1.7%
America Movil SAB de CV, Series B, Class B	5,378,109	5,353,761
Cemex SAB de CV, NVS	11,196,909	10,132,379
Fomento Economico Mexicano SAB de CV	1,940,396	16,807,513
Grupo Aeroportuario del Sureste SAB de CV, Class B	160,639	5,241,542
Grupo Bimbo SAB de CV, Series A, Class A	5,123,474	15,934,939
Grupo Financiero Banorte SAB de CV, Class O	2,212,969	20,239,160
Wal-Mart de Mexico SAB de CV	4,711,067	14,064,167
		87,773,461
Peru — 0.2%
Credicorp Ltd.	41,485	10,669,942
Poland — 1.1%
Allegro.eu SA (a)(b)	2,006,420	20,162,828
Budimex SA(c)	35,693	5,220,975
CCC SA(a)(c)	114,836	5,268,673
KGHM Polska Miedz SA(a)	141,083	4,955,904
ORLEN SA	523,732	11,191,650
Zabka Group SA(a)(c)	1,632,998	9,773,013
		56,573,043
Qatar — 0.4%
Qatar National Bank QPSC	3,443,935	17,949,955
Russia — 0.0%
PhosAgro PJSC(a)(d)	4,826	48
Polyus PJSC(a)(d)	436,460	6
Rosneft Oil Co. PJSC(a)(d)	759,129	94
Sberbank of Russia PJSC(a)(d)	10,004,860	1,244
TCS Group Holding PLC, GDR(a)(d)(e)	124,025	16
		1,408
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Saudi Arabia — 2.8%
ACWA Power Co.(a)	87,625	$4,954,312
Al Rajhi Bank	1,920,768	48,196,858
Alinma Bank	2,302,366	15,461,606
Co. for Cooperative Insurance (The)	155,471	4,847,431
Dr Sulaiman Al Habib Medical Services Group Co.	206,555	13,266,818
Etihad Etisalat Co.	1,679,774	28,647,760
Saudi Arabian Mining Co.(a)	582,527	8,071,865
Saudi Basic Industries Corp.	565,483	9,193,130
Saudi Telecom Co.	949,165	10,618,189
		143,257,969
South Africa — 4.2%
Anglogold Ashanti PLC	327,300	18,418,988
Bid Corp. Ltd.	198,315	5,185,645
Clicks Group Ltd.	243,262	5,145,460
FirstRand Ltd.	1,740,917	7,338,005
Gold Fields Ltd.	823,842	27,423,597
MTN Group Ltd.	692,030	5,878,773
Naspers Ltd., Class N	81,792	26,984,920
Nedbank Group Ltd.	1,705,234	21,854,105
NEPI Rockcastle NV	3,693,353	30,675,349
Old Mutual Ltd.	9,461,415	7,455,423
Sanlam Ltd.	5,152,378	26,638,145
Valterra Platinum Ltd.	253,031	11,603,527
Vodacom Group Ltd.	2,593,364	20,901,279
		215,503,216
South Korea — 10.2%
Celltrion Inc.(c)	43,488	5,232,344
Coway Co. Ltd.	106,579	7,956,833
Doosan Enerbility Co. Ltd.(a)	174,432	7,670,648
Hana Financial Group Inc.	421,997	24,877,338
Hanwha Systems Co. Ltd.	129,897	4,746,555
HD Hyundai Electric Co. Ltd.	14,528	5,094,569
Hyundai Rotem Co. Ltd.	39,420	5,437,923
Kakao Corp.	186,702	8,359,674
KakaoBank Corp.	293,542	5,187,513
KB Financial Group Inc.	358,099	27,969,416
Krafton Inc.(a)	23,695	5,571,563
LG Chem Ltd.	37,128	7,374,294
LG Display Co. Ltd.(a)(c)	1,094,656	9,404,273
NAVER Corp.	133,700	20,552,871
POSCO Holdings Inc.	50,938	10,397,675
Samsung C&T Corp.	97,395	11,722,686
Samsung Electro-Mechanics Co. Ltd.	59,572	6,834,238
Samsung Electronics Co. Ltd.	2,756,194	137,698,892
Samsung Fire & Marine Insurance Co. Ltd.	28,217	8,980,633
Samsung Life Insurance Co. Ltd.	73,730	7,574,511
Samsung SDI Co. Ltd.	58,948	8,735,897
Samsung SDS Co. Ltd.	46,589	4,922,152
Shinhan Financial Group Co. Ltd.	481,883	22,580,251
SK Biopharmaceuticals Co. Ltd.(a)	132,426	9,356,377
SK Hynix Inc.	319,527	60,881,821
SK Inc.	142,740	21,167,916
SK Innovation Co. Ltd.	195,061	14,117,434
SK Square Co. Ltd.(a)	77,689	8,239,506
SK Telecom Co. Ltd.	177,162	6,906,801
Woori Financial Group Inc.	1,683,372	30,030,604
Yuhan Corp.	61,720	5,027,216
		520,610,424
Taiwan — 19.9%
Accton Technology Corp.	211,000	6,946,619
Security	Shares	Value
Taiwan (continued)
Acer Inc.	18,187,000	$17,490,429
Advantech Co. Ltd.	482,000	5,386,033
Asia Vital Components Co. Ltd.	330,000	10,772,733
Asustek Computer Inc.	288,000	5,924,828
Cathay Financial Holding Co. Ltd.	18,828,769	37,704,354
Chailease Holding Co. Ltd.	1,268,560	4,814,317
China Steel Corp.	7,760,000	5,088,896
Chunghwa Telecom Co. Ltd.	12,311,000	53,359,340
CTBC Financial Holding Co. Ltd.	9,618,000	12,900,810
Delta Electronics Inc.	1,593,000	36,699,142
E Ink Holdings Inc.	928,000	7,918,150
E.Sun Financial Holding Co. Ltd.	40,479,902	44,179,604
Eva Airways Corp.	12,571,000	15,920,551
First Financial Holding Co. Ltd.	51,096,471	47,278,994
Fortune Electric Co. Ltd.	309,200	6,477,629
Fubon Financial Holding Co. Ltd.	5,921,542	16,179,073
Hon Hai Precision Industry Co. Ltd.	3,158,000	20,848,955
King Slide Works Co. Ltd.	75,000	7,351,917
Lite-On Technology Corp.	2,235,000	9,455,053
MediaTek Inc.	786,000	34,926,701
SinoPac Financial Holdings Co. Ltd.	15,031,097	11,470,893
Taiwan Semiconductor Manufacturing Co. Ltd.	14,509,000	543,382,149
TS Financial Holding Co. Ltd.	27,825,135	14,752,084
United Microelectronics Corp.	12,892,000	16,961,772
Voltronic Power Technology Corp.	231,000	7,422,477
Wistron Corp.	1,319,000	4,837,685
Yuanta Financial Holding Co. Ltd.	7,090,430	7,505,687
		1,013,956,875
Thailand — 1.3%
Advanced Info Service PCL, NVDR	2,146,400	19,517,973
Bangkok Dusit Medical Services PCL, NVDR	17,759,300	11,352,759
Delta Electronics Thailand PCL, NVDR(c)	2,456,500	11,370,312
PTT PCL, NVDR	16,232,300	15,542,233
Siam Cement PCL (The), NVDR	936,000	6,230,439
		64,013,716
Turkey — 0.4%
Akbank TAS	3,447,740	5,723,473
Haci Omer Sabanci Holding AS	4,589,891	10,516,211
Yapi ve Kredi Bankasi A/S(a)	6,407,826	5,124,276
		21,363,960
United Arab Emirates — 1.6%
Abu Dhabi Commercial Bank PJSC	5,455,212	22,476,390
Abu Dhabi Islamic Bank PJSC	2,079,294	12,073,842
Aldar Properties PJSC	1,978,430	5,174,800
Emaar Properties PJSC	2,908,408	11,401,785
Emirates NBD Bank PJSC	971,375	6,677,798
First Abu Dhabi Bank PJSC	4,754,605	21,474,945
		79,279,560
United Kingdom — 0.4%
Metlen Energy & Metals PLC(a)	342,403	21,951,632
Total Common Stocks — 98.5% (Cost: $3,720,616,794)		5,019,046,450
Preferred Stocks
Brazil — 0.5%
Banco Bradesco SA, Preference Shares, NVS	2,067,144	6,416,635
Cia Paranaense de Energia - Copel, Preference Shares, NVS	2,746,311	6,088,448
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Brazil (continued)
Itau Unibanco Holding SA, Preference Shares, NVS	1,705,415	$12,106,832
		24,611,915
Colombia — 0.2%
Grupo Cibest SA, Preference Shares	692,644	8,672,598
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	2,104,520	238,545
South Korea — 0.5%
Samsung Electronics Co. Ltd., Preference Shares, NVS	636,137	25,828,367
Total Preferred Stocks — 1.2% (Cost: $51,363,849)		59,351,425
Total Long-Term Investments — 99.7% (Cost: $3,771,980,643)		5,078,397,875
Short-Term Securities
Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	47,417,346	47,441,055
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	4,380,000	4,380,000
Total Short-Term Securities — 1.0% (Cost: $51,819,588)		51,821,055
Total Investments — 100.7% (Cost: $3,823,800,231)		5,130,218,930
Liabilities in Excess of Other Assets — (0.7)%		(37,399,437)
Net Assets — 100.0%		$5,092,819,493

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,767,753	$44,674,068 (a)	$—	$444	$(1,210)	$47,441,055	47,417,346	$386,454 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	4,380,000 (a)	—	—	—	4,380,000	4,380,000	858,552	—
				$444	$(1,210)	$51,821,055		$1,245,006	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EM ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	160	09/19/25	$10,119	$(35,456)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$35,456	$—	$—	$—	$35,456

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,647,843	$—	$—	$—	$1,647,843
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(15,412)	$—	$—	$—	$(15,412)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$11,834,831
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$563,009,482	$4,456,035,560	$1,408	$5,019,046,450
Preferred Stocks	33,284,513	26,066,912	—	59,351,425
Short-Term Securities
Money Market Funds	51,821,055	—	—	51,821,055
	$648,115,050	$4,482,102,472	$1,408	$5,130,218,930
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EM ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(35,456)	$—	$—	$(35,456)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
16

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 4.6%
Ambev SA	9,295,824	$21,174,217
B3 SA - Brasil Bolsa Balcao	10,421,585	24,949,450
Banco Bradesco SA	3,064,355	8,161,289
Banco BTG Pactual SA	2,352,672	19,465,840
Banco do Brasil SA	3,427,986	13,523,912
BB Seguridade Participacoes SA	1,389,671	8,412,074
BRF SA	1,030,900	3,922,548
Caixa Seguridade Participacoes S/A	1,240,390	3,225,744
Centrais Eletricas Brasileiras SA	2,367,696	19,660,019
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	936,647	21,160,654
CPFL Energia SA	439,457	3,191,055
Embraer SA	1,386,985	19,493,025
Energisa SA	525,051	4,726,752
Eneva SA(a)	1,504,035	4,191,552
Engie Brasil Energia SA	392,937	2,894,566
Equatorial Energia SA	2,293,994	15,472,829
JBS NV(a)(b)	740,752	12,007,590
Klabin SA	1,577,640	5,386,006
Localiza Rent a Car SA	1,806,965	11,944,562
Motiva Infraestrutura de Mobilidade SA	1,931,758	5,130,595
NU Holdings Ltd./Cayman Islands, Class A(a)	6,707,140	99,265,672
Petroleo Brasileiro SA - Petrobras	7,352,147	45,765,737
Porto Seguro SA	380,272	3,629,587
PRIO SA(a)	1,693,253	11,826,866
Raia Drogasil SA	2,515,961	8,143,920
Rede D'Or Sao Luiz SA(c)	1,584,810	11,504,951
Rumo SA	2,577,611	6,917,240
Suzano SA	1,382,794	13,376,900
Telefonica Brasil SA	1,622,294	10,134,382
TIM SA/Brazil	1,694,579	7,110,428
TOTVS SA	1,052,644	8,367,800
Ultrapar Participacoes SA	1,487,548	5,393,951
Vale SA	7,178,948	73,565,730
Vibra Energia SA	1,996,552	8,852,534
WEG SA	3,312,891	23,011,237
XP Inc., Class A	714,229	12,956,114
		577,917,328
Chile — 0.6%
Banco de Chile	89,714,696	12,855,357
Banco de Credito e Inversiones SA	170,875	6,910,537
Banco Santander Chile	127,799,429	7,679,809
Cencosud SA	2,576,664	8,165,406
Empresas CMPC SA	2,166,731	3,397,423
Empresas Copec SA	790,622	5,887,715
Enel Americas SA	39,261,567	4,081,117
Enel Chile SA	53,293,704	3,737,240
Falabella SA	1,253,775	7,136,159
Latam Airlines Group SA	496,973,760	12,511,213
		72,361,976
Colombia — 0.1%
Grupo Cibest SA	516,924	7,591,889
Interconexion Electrica SA ESP	900,347	4,885,821
		12,477,710
Czech Republic — 0.2%
CEZ AS	273,908	17,128,543
Komercni Banka AS	146,356	7,150,705
Moneta Money Bank AS(c)	494,610	3,626,677
		27,905,925
Security	Shares	Value
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	4,690,440	$9,379,239
Eastern Co. SAE	3,247,388	2,587,480
Talaat Moustafa Group	1,529,698	1,746,861
		13,713,580
Greece — 0.9%
Alpha Bank SA	4,378,700	17,370,818
Eurobank Ergasias Services and Holdings SA	5,354,641	19,678,635
Hellenic Telecommunications Organization SA	342,156	6,364,583
Jumbo SA	246,890	8,803,739
National Bank of Greece SA	1,757,061	24,333,235
OPAP SA	386,260	8,668,536
Piraeus Financial Holdings SA	2,213,215	17,128,087
Public Power Corp. SA	396,415	6,628,437
		108,976,070
Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	814,284	7,007,711
OTP Bank Nyrt	442,291	38,578,490
Richter Gedeon Nyrt	271,600	8,238,527
		53,824,728
India — 23.3%
ABB India Ltd.	103,287	5,858,927
Adani Enterprises Ltd.	317,560	8,083,372
Adani Ports & Special Economic Zone Ltd.	1,057,028	15,747,264
Adani Power Ltd.(a)	1,128,601	7,695,061
Alkem Laboratories Ltd.	82,481	4,957,197
Ambuja Cements Ltd.	1,200,305	7,671,103
APL Apollo Tubes Ltd.	356,919	6,496,289
Apollo Hospitals Enterprise Ltd.	200,689	17,330,753
Ashok Leyland Ltd.	5,760,284	8,287,944
Asian Paints Ltd.	667,544	19,068,732
Astral Ltd.	232,809	3,592,405
AU Small Finance Bank Ltd.(c)	731,397	5,955,355
Aurobindo Pharma Ltd.	517,480	6,029,327
Avenue Supermarts Ltd.(a)(c)	320,447	17,285,623
Axis Bank Ltd.	4,561,551	54,083,737
Bajaj Auto Ltd.	132,483	12,965,710
Bajaj Finance Ltd.	5,546,604	55,253,657
Bajaj Finserv Ltd.	754,416	16,376,088
Bajaj Holdings & Investment Ltd.	52,287	7,569,220
Balkrishna Industries Ltd.	151,777	3,944,848
Bank of Baroda	2,034,572	5,374,745
Bharat Electronics Ltd.	7,227,037	30,283,455
Bharat Forge Ltd.	523,889	6,576,534
Bharat Heavy Electricals Ltd.	2,096,158	4,945,656
Bharat Petroleum Corp. Ltd.	3,023,307	10,570,113
Bharti Airtel Ltd.	5,082,448	108,940,615
Bosch Ltd.	14,744	6,684,726
Britannia Industries Ltd.	213,053	14,064,570
BSE Ltd.	358,713	8,532,589
Canara Bank	3,581,430	4,217,711
CG Power & Industrial Solutions Ltd.	1,356,587	10,692,489
Cholamandalam Investment and Finance Co. Ltd.	825,688	13,318,498
Cipla Ltd.	1,116,194	20,119,651
Coal India Ltd.	3,660,550	15,556,530
Colgate-Palmolive India Ltd.	270,339	7,151,116
Container Corp. of India Ltd.	603,111	3,606,104
Coromandel International Ltd.	230,780	6,041,246
Cummins India Ltd.	271,881	11,789,133
Dabur India Ltd.	1,032,550	6,101,898
Divi's Laboratories Ltd.	235,211	16,347,206
17
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Dixon Technologies India Ltd.	70,720	$13,397,335
DLF Ltd.	1,477,762	12,389,442
Dr Reddy's Laboratories Ltd.	1,159,690	16,585,004
Eicher Motors Ltd.	271,228	18,769,680
Eternal Ltd.(a)	4,831,162	17,213,511
FSN E-Commerce Ventures Ltd.(a)	2,246,932	5,862,391
GAIL India Ltd.	4,521,684	8,879,468
GMR Airports Infrastructure Ltd.(a)	5,160,247	5,041,829
Godrej Consumer Products Ltd.	809,108	11,403,767
Godrej Properties Ltd.(a)	295,875	6,535,806
Grasim Industries Ltd.	540,654	17,014,451
Havells India Ltd.	450,083	7,794,266
HCL Technologies Ltd.	1,873,614	30,893,274
HDFC Asset Management Co. Ltd.(c)	189,041	11,711,667
HDFC Bank Ltd.	22,673,233	244,721,842
HDFC Life Insurance Co. Ltd.(c)	1,903,042	16,669,923
Hero MotoCorp Ltd.	235,926	13,604,800
Hindalco Industries Ltd.	2,676,646	21,390,059
Hindustan Aeronautics Ltd.	395,382	19,440,822
Hindustan Petroleum Corp. Ltd.	1,889,687	8,058,397
Hindustan Unilever Ltd.	1,628,646	49,112,902
Hitachi Energy India Ltd.	26,896	5,836,861
Hyundai Motor India Ltd.	319,389	8,920,645
ICICI Bank Ltd.	10,693,670	169,439,753
ICICI Lombard General Insurance Co. Ltd.(c)	473,929	9,895,127
ICICI Prudential Life Insurance Co. Ltd.(c)	707,405	4,811,179
IDFC First Bank Ltd.	7,207,036	5,555,342
Indian Hotels Co. Ltd., Class A	1,679,828	14,455,810
Indian Oil Corp. Ltd.	5,582,181	8,650,147
Indian Railway Catering & Tourism Corp. Ltd.	497,074	3,902,239
Indus Towers Ltd.(a)	2,620,359	10,067,293
IndusInd Bank Ltd.(a)	1,127,820	9,451,991
Info Edge India Ltd.	696,019	10,718,189
Infosys Ltd.	6,579,804	110,362,928
InterGlobe Aviation Ltd.(c)	374,690	24,021,886
ITC Ltd.	5,925,704	27,544,172
Jindal Stainless Ltd.	647,422	5,605,092
Jindal Steel Ltd.	723,250	7,758,719
Jio Financial Services Ltd.	5,610,384	19,848,175
JSW Energy Ltd.	858,509	4,756,900
JSW Steel Ltd.	1,210,195	14,107,410
Jubilant Foodworks Ltd.	702,826	5,003,354
Kalyan Jewellers India Ltd.	803,038	4,595,260
Kotak Mahindra Bank Ltd.	2,167,402	48,205,742
Larsen & Toubro Ltd.	1,336,106	54,551,970
Lodha Developers Ltd.(c)	590,589	7,994,875
LTIMindtree Ltd.(c)	145,571	8,468,668
Lupin Ltd.	449,641	9,670,464
Mahindra & Mahindra Ltd.	1,847,095	67,019,555
Mankind Pharma Ltd.	243,220	6,821,743
Marico Ltd.	1,014,756	8,347,768
Maruti Suzuki India Ltd.	248,601	41,722,066
Max Healthcare Institute Ltd.	1,535,312	20,087,819
Mphasis Ltd.	205,422	6,481,262
MRF Ltd.	4,710	7,526,937
Muthoot Finance Ltd.	235,559	7,053,903
Nestle India Ltd.	1,335,237	17,513,467
NHPC Ltd.	5,920,558	5,188,080
NMDC Ltd.	6,079,316	4,748,934
NTPC Ltd.	8,632,555	32,077,488
Oberoi Realty Ltd.	251,474	4,595,671
Oil & Natural Gas Corp. Ltd.	6,208,266	16,454,108
Security	Shares	Value
India (continued)
Oil India Ltd.	958,826	$4,245,261
Oracle Financial Services Software Ltd.	42,439	3,991,748
Page Industries Ltd.	12,282	6,178,011
PB Fintech Ltd.(a)	684,435	13,744,965
Persistent Systems Ltd.	215,606	12,955,287
Petronet LNG Ltd.	1,528,030	4,668,390
Phoenix Mills Ltd. (The)	384,783	6,568,586
PI Industries Ltd.	151,303	6,342,918
Pidilite Industries Ltd.	299,924	10,372,495
Polycab India Ltd.	103,881	8,360,382
Power Finance Corp. Ltd.	2,918,499	12,568,420
Power Grid Corp. of India Ltd.	9,221,952	28,818,709
Prestige Estates Projects Ltd.	339,838	6,023,057
Punjab National Bank	4,633,453	5,303,104
Rail Vikas Nigam Ltd.	1,002,317	3,439,065
REC Ltd.	2,605,951	10,352,215
Reliance Industries Ltd.	12,060,499	185,739,210
Samvardhana Motherson International Ltd.	9,252,107	9,723,032
SBI Cards & Payment Services Ltd.	560,772	5,107,280
SBI Life Insurance Co. Ltd.(c)	890,801	18,232,746
Shree Cement Ltd.	17,738	5,887,590
Shriram Finance Ltd.	2,776,873	18,288,788
Siemens Ltd.	172,834	6,004,406
Solar Industries India Ltd.	53,400	8,346,894
SRF Ltd.	260,677	8,384,579
State Bank of India	3,540,581	32,228,207
Sun Pharmaceutical Industries Ltd.	1,898,668	34,348,598
Sundaram Finance Ltd.	129,974	6,628,984
Supreme Industries Ltd.	124,822	6,327,847
Suzlon Energy Ltd.(a)	18,743,675	12,017,502
Swiggy Ltd.(a)	1,755,527	8,162,531
Tata Communications Ltd.	224,016	3,933,758
Tata Consultancy Services Ltd.	1,787,724	62,519,379
Tata Consumer Products Ltd.	1,176,222	14,211,431
Tata Elxsi Ltd.	66,635	3,954,370
Tata Motors Ltd.	4,009,368	30,422,914
Tata Power Co. Ltd. (The)	3,140,597	13,334,313
Tata Steel Ltd.	14,816,634	25,976,776
Tech Mahindra Ltd.	1,061,461	17,814,177
Titan Co. Ltd.	701,409	28,873,161
Torrent Pharmaceuticals Ltd.	233,083	9,404,032
Torrent Power Ltd.	342,160	4,763,832
Trent Ltd.	357,426	21,482,958
Tube Investments of India Ltd.	209,140	7,021,551
TVS Motor Co. Ltd.	470,060	17,468,514
UltraTech Cement Ltd.	233,183	33,424,576
Union Bank of India Ltd.	3,006,905	4,257,518
United Spirits Ltd.	575,651	8,561,599
UPL Ltd.	900,270	7,309,732
Varun Beverages Ltd.	2,658,859	14,695,926
Vedanta Ltd.	2,676,107	12,775,013
Vishal Mega Mart Ltd.(a)	4,219,207	7,144,473
Vodafone Idea Ltd.(a)	53,867,983	3,971,671
Voltas Ltd.	452,945	7,056,975
WAAREE Energies Ltd.(a)	173,355	6,699,402
Wipro Ltd.	5,168,429	14,613,788
Yes Bank Ltd.(a)	27,709,261	6,004,578
Zydus Lifesciences Ltd.	490,586	5,463,989
		2,914,018,038
Indonesia — 1.8%
Amman Mineral Internasional PT(a)	28,998,800	13,821,083
Astra International Tbk PT	39,660,100	13,231,159
Schedule of Investments
18

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Indonesia (continued)
Bank Central Asia Tbk PT	110,061,827	$53,920,347
Bank Mandiri Persero Tbk PT	73,789,100	21,148,157
Bank Negara Indonesia Persero Tbk PT	29,580,600	7,853,240
Bank Rakyat Indonesia Persero Tbk PT	134,487,471	33,014,295
Barito Pacific Tbk PT(a)	45,580,805	6,049,847
Chandra Asri Pacific Tbk PT	17,014,100	8,495,338
Charoen Pokphand Indonesia Tbk PT	14,836,900	3,840,809
Dian Swastatika Sentosa Tbk PT(a)	1,967,300	11,834,819
GoTo Gojek Tokopedia Tbk PT(a)	1,770,984,239	6,221,404
Indofood CBP Sukses Makmur Tbk PT	4,343,000	2,364,496
Indofood Sukses Makmur Tbk PT	8,607,200	3,890,026
Kalbe Farma Tbk PT	39,733,600	2,932,460
Petrindo Jaya Kreasi Tbk PT	44,076,500	4,163,918
Sumber Alfaria Trijaya Tbk PT	35,907,800	4,790,533
Telkom Indonesia Persero Tbk PT	96,971,200	18,548,984
United Tractors Tbk PT	3,021,500	4,469,150
		220,590,065
Kuwait — 1.1%
Boubyan Bank KSCP	3,079,780	6,967,190
Gulf Bank KSCP	4,001,272	4,465,338
Kuwait Finance House KSCP	22,266,329	56,177,267
Mabanee Co. KPSC	1,388,157	4,358,645
Mobile Telecommunications Co. KSCP	3,880,290	6,498,790
National Bank of Kuwait SAKP	16,588,381	55,438,429
Warba Bank KSCP(a)	4,478,944	4,110,965
		138,016,624
Malaysia — 1.8%
AMMB Holdings Bhd	5,006,800	6,390,471
Axiata Group Bhd	5,526,800	3,165,892
CELCOMDIGI Bhd	6,605,500	5,753,430
CIMB Group Holdings Bhd	15,872,500	27,883,722
Gamuda Bhd	9,055,100	11,902,855
Hong Leong Bank Bhd	1,271,500	6,041,705
IHH Healthcare Bhd	4,310,600	6,927,568
IOI Corp. Bhd	4,982,500	4,556,338
Kuala Lumpur Kepong Bhd	981,700	4,572,747
Malayan Banking Bhd	11,667,300	27,338,489
Maxis Bhd	4,628,000	3,834,325
MISC Bhd	2,490,100	4,373,146
MR DIY Group M Bhd(c)	6,452,850	2,258,647
Nestle Malaysia Bhd	156,900	3,529,663
Petronas Chemicals Group Bhd	5,113,900	5,230,781
Petronas Dagangan Bhd	594,600	2,980,320
Petronas Gas Bhd	1,573,100	6,940,257
Press Metal Aluminium Holdings Bhd	7,132,900	9,389,027
Public Bank Bhd	30,033,200	30,335,352
QL Resources Bhd(b)	3,073,050	2,982,131
RHB Bank Bhd	3,433,400	5,313,432
SD Guthrie Bhd	3,864,500	4,624,280
Sunway Bhd	4,891,200	5,697,854
Telekom Malaysia Bhd	2,165,100	3,599,166
Tenaga Nasional Bhd	5,110,800	15,957,889
YTL Corp. Bhd	6,146,160	3,725,158
YTL Power International Bhd	5,947,420	5,671,630
		220,976,275
Mexico — 2.8%
Alfa SAB de CV, Class A	7,156,553	5,371,872
America Movil SAB de CV, Series B, Class B	35,912,771	35,750,183
Arca Continental SAB de CV	1,003,208	10,232,835
Cemex SAB de CV, NVS	29,886,754	27,045,315
Coca-Cola Femsa SAB de CV	1,029,800	8,742,913
Security	Shares	Value
Mexico (continued)
Fibra Uno Administracion SA de CV	5,525,700	$7,768,457
Fomento Economico Mexicano SAB de CV	3,453,341	29,912,488
Gruma SAB de CV, Class B	313,800	5,394,680
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	587,633	7,515,544
Grupo Aeroportuario del Pacifico SAB de CV, Class B	760,191	18,281,729
Grupo Aeroportuario del Sureste SAB de CV, Class B	349,462	11,402,709
Grupo Bimbo SAB de CV, Series A, Class A	2,520,053	7,837,825
Grupo Carso SAB de CV, Series A1, Class A1	1,120,733	7,425,318
Grupo Comercial Chedraui SA de CV	611,534	4,943,843
Grupo Financiero Banorte SAB de CV, Class O	5,031,686	46,018,313
Grupo Financiero Inbursa SAB de CV, Class O	3,576,971	9,427,052
Grupo Mexico SAB de CV, Series B, Class B	6,185,586	40,547,909
Industrias Penoles SAB de CV(a)	391,080	12,749,571
Kimberly-Clark de Mexico SAB de CV, Class A	2,959,422	5,557,488
Prologis Property Mexico SA de CV	2,228,011	8,216,346
Promotora y Operadora de Infraestructura SAB de CV	375,294	4,695,272
Qualitas Controladora SAB de CV	397,257	3,582,113
Wal-Mart de Mexico SAB de CV	10,340,651	30,870,426
		349,290,201
Peru — 0.5%
Cia. de Minas Buenaventura SAA, ADR	327,933	6,276,637
Credicorp Ltd.	134,400	34,567,680
Southern Copper Corp.	176,643	16,973,654
		57,817,971
Philippines — 0.6%
Ayala Corp.	479,160	4,569,817
Ayala Land Inc.	12,471,100	6,110,604
Bank of the Philippine Islands	4,062,938	8,034,159
BDO Unibank Inc.	4,675,614	11,062,088
International Container Terminal Services Inc.	1,975,080	16,693,671
Jollibee Foods Corp.	971,640	3,944,710
Manila Electric Co.	562,870	5,269,673
Metropolitan Bank & Trust Co.	3,528,087	4,318,564
PLDT Inc.	143,175	2,904,181
SM Investments Corp.	412,785	5,453,717
SM Prime Holdings Inc.	19,090,800	7,717,166
		76,078,350
Poland — 1.5%
Allegro.eu SA (a)(c)	1,344,167	13,507,744
Bank Millennium SA(a)(b)	1,198,925	4,644,419
Bank Polska Kasa Opieki SA	359,133	18,089,073
Budimex SA(b)	25,040	3,662,713
CCC SA(a)(b)	107,029	4,910,488
CD Projekt SA	127,061	8,796,368
Dino Polska SA(a)(c)	1,001,759	12,499,457
KGHM Polska Miedz SA(a)	273,277	9,599,560
LPP SA	2,261	10,712,191
mBank SA(a)(b)	29,282	7,073,221
ORLEN SA	1,147,722	24,525,717
PGE Polska Grupa Energetyczna SA(a)	1,776,225	5,535,867
Powszechna Kasa Oszczednosci Bank Polski SA	1,725,507	33,657,389
Powszechny Zaklad Ubezpieczen SA	1,184,421	19,712,679
Santander Bank Polska SA	79,488	11,064,768
Zabka Group SA(a)	565,601	3,384,956
		191,376,610
19
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Qatar — 1.1%
Al Rayan Bank	12,644,047	$8,346,406
Barwa Real Estate Co.	4,368,863	3,276,869
Commercial Bank PSQC (The)	6,453,638	8,311,381
Dukhan Bank	4,013,863	4,036,545
Industries Qatar QSC	3,092,523	10,901,114
Mesaieed Petrochemical Holding Co.	11,437,078	4,265,029
Ooredoo QPSC	1,660,040	5,872,858
Qatar Electricity & Water Co. QSC	936,549	4,059,218
Qatar Fuel QSC	522,982	2,147,649
Qatar Gas Transport Co. Ltd.	5,682,146	7,372,730
Qatar International Islamic Bank QSC	2,046,992	6,338,464
Qatar Islamic Bank QPSC	3,571,697	23,964,545
Qatar National Bank QPSC	9,313,468	48,542,243
		137,435,051
Russia — 0.0%
Alrosa PJSC(a)(d)	1,271,273	158
Mobile TeleSystems PJSC(a)(d)	418,880	52
Moscow Exchange MICEX-RTS PJSC(a)(d)	631,870	79
Ozon Holdings PLC, ADR(a)(d)	534	—
PhosAgro PJSC(a)(d)	433	4
PhosAgro PJSC, GDR(a)(d)(e)	1	—
Polyus PJSC(a)(d)	133,970	2
Rosneft Oil Co. PJSC(a)(d)	532,936	66
Sberbank of Russia PJSC(a)(d)	4,933,827	614
Severstal PAO(a)(d)	109,143	14
TCS Group Holding PLC, GDR(a)(d)(e)	58,085	7
United Co. RUSAL International PJSC(a)(d)	1,500,930	187
VK Co. Ltd.(a)(d)(e)	873	—
VTB Bank PJSC(a)(d)	232,194	—
X5 Retail Group NV, GDR(a)(d)(e)	67,732	8
		1,191
Saudi Arabia — 4.7%
ACWA Power Co.(a)	306,418	17,324,855
Ades Holding Co.	695,619	2,764,207
Al Rajhi Bank	3,936,099	98,766,536
Al Rajhi Co. for Co-operative Insurance(a)	79,192	2,461,141
Alinma Bank	2,452,094	16,467,109
Almarai Co. JSC	996,511	12,610,818
Arab National Bank	1,760,694	11,009,492
Arabian Internet & Communications Services Co.	46,064	2,964,148
Bank AlBilad	1,456,217	10,136,918
Bank Al-Jazira(a)	1,240,732	4,015,492
Banque Saudi Fransi	2,396,385	10,333,841
Bupa Arabia for Cooperative Insurance Co.	163,292	6,353,249
Co. for Cooperative Insurance (The)	149,409	4,658,424
Dallah Healthcare Co.	68,442	2,364,925
Dar Al Arkan Real Estate Development Co.(a)	1,042,343	5,191,880
Dr Sulaiman Al Habib Medical Services Group Co.	176,061	11,308,219
Elm Co.	48,237	11,023,727
Etihad Etisalat Co.	738,296	12,591,293
Jabal Omar Development Co.(a)	1,169,421	5,963,286
Jarir Marketing Co.	1,150,380	3,908,182
Makkah Construction & Development Co.	193,301	3,871,481
Mouwasat Medical Services Co.	199,351	3,845,331
Nahdi Medical Co.	79,193	2,439,825
Riyad Bank	2,920,881	20,176,521
SABIC Agri-Nutrients Co.	466,952	15,092,972
Sahara International Petrochemical Co.	775,446	4,160,718
SAL Saudi Logistics Services	70,446	3,181,903
Security	Shares	Value
Saudi Arabia (continued)
Saudi Arabian Mining Co.(a)	2,702,677	$37,450,012
Saudi Arabian Oil Co.(c)	12,197,784	77,015,671
Saudi Aramco Base Oil Co.	109,463	2,511,723
Saudi Awwal Bank	1,983,570	15,919,667
Saudi Basic Industries Corp.	1,827,369	29,707,774
Saudi Electricity Co.	1,654,360	6,410,454
Saudi Investment Bank (The)	1,194,295	4,322,097
Saudi National Bank (The)	5,880,836	54,505,562
Saudi Research & Media Group(a)	72,030	3,320,166
Saudi Tadawul Group Holding Co.	92,591	4,201,580
Saudi Telecom Co.	4,028,407	45,065,281
Yanbu National Petrochemical Co.	544,382	4,762,726
		590,179,206
South Africa — 4.8%
Absa Group Ltd.	1,684,407	18,035,854
Anglogold Ashanti PLC	996,011	56,051,069
Bid Corp. Ltd.	663,141	17,340,160
Bidvest Group Ltd. (The)	635,725	8,537,599
Capitec Bank Holdings Ltd.	172,392	34,870,663
Clicks Group Ltd.	461,815	9,768,277
Discovery Ltd.	1,070,530	13,169,218
FirstRand Ltd.	10,013,442	42,206,886
Gold Fields Ltd.	1,772,640	59,006,661
Harmony Gold Mining Co. Ltd.	1,127,800	15,015,396
Impala Platinum Holdings Ltd.(a)	1,795,195	16,289,805
MTN Group Ltd.	3,419,876	29,051,736
Naspers Ltd., Class N	310,234	102,352,792
Nedbank Group Ltd.	915,010	11,726,675
NEPI Rockcastle NV	1,146,575	9,522,942
Old Mutual Ltd.	8,241,870	6,494,444
OUTsurance Group Ltd.	1,661,778	7,155,820
Pepkor Holdings Ltd.(c)	6,943,175	9,988,684
Reinet Investments SCA	262,936	7,981,241
Remgro Ltd.	986,798	9,492,837
Sanlam Ltd.	3,587,522	18,547,733
Sasol Ltd.(a)	1,138,187	7,676,410
Shoprite Holdings Ltd.	985,504	14,689,261
Sibanye Stillwater Ltd.(a)	5,548,658	10,555,192
Standard Bank Group Ltd.	2,615,917	36,803,295
Valterra Platinum Ltd.	416,831	19,115,088
Vodacom Group Ltd.	1,220,686	9,838,148
		601,283,886
South Korea — 14.6%
Alteogen Inc.(a)	79,239	24,920,715
Amorepacific Corp.(b)	57,787	4,985,517
Celltrion Inc.	319,521	38,443,798
Coway Co. Ltd.	105,660	7,888,223
DB Insurance Co. Ltd.	89,849	8,494,769
Doosan Bobcat Inc.	105,611	4,034,602
Doosan Co. Ltd.	14,956	5,935,544
Doosan Enerbility Co. Ltd.(a)	887,777	39,039,996
Ecopro BM Co. Ltd.(a)(b)	96,085	8,340,165
Ecopro Co. Ltd.	200,064	7,251,304
Hana Financial Group Inc.	565,398	33,331,036
Hanjin Kal Corp.(b)	45,220	3,632,807
Hankook Tire & Technology Co. Ltd.	145,541	4,195,333
Hanmi Semiconductor Co. Ltd.(b)	84,180	5,194,175
Hanwha Aerospace Co. Ltd.(b)	65,371	41,456,447
Hanwha Ocean Co. Ltd.(a)(b)	240,978	19,367,159
Hanwha Systems Co. Ltd.	151,203	5,525,095
HD Hyundai Co. Ltd.	85,260	8,395,628
Schedule of Investments
20

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
HD Hyundai Electric Co. Ltd.	46,424	$16,279,615
HD Hyundai Heavy Industries Co. Ltd.(b)	44,345	16,542,858
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	84,041	24,491,898
HLB Inc.(a)(b)	233,424	6,303,798
HMM Co. Ltd.(b)	510,386	8,106,115
HYBE Co. Ltd.(a)(b)	44,976	9,277,453
Hyosung Heavy Industries Corp.	11,253	9,976,280
Hyundai Glovis Co. Ltd.	73,735	9,751,389
Hyundai Mobis Co. Ltd.	118,354	27,027,411
Hyundai Motor Co.	262,906	41,388,740
Hyundai Rotem Co. Ltd.	151,367	20,880,823
Industrial Bank of Korea	548,379	7,496,997
Kakao Corp.	611,964	27,400,988
KakaoBank Corp.	327,764	5,792,288
KB Financial Group Inc.	720,670	56,288,120
Kia Corp.	469,379	35,514,838
Korea Aerospace Industries Ltd.	143,621	9,812,867
Korea Electric Power Corp.	504,767	13,235,059
Korea Investment Holdings Co. Ltd.	82,473	7,956,741
Korea Zinc Co. Ltd.	7,960	4,700,709
Korean Air Lines Co. Ltd.	366,699	6,241,737
Krafton Inc.(a)	56,047	13,178,703
KT&G Corp.	192,198	18,590,112
LG Chem Ltd.	97,275	19,320,580
LG Corp.	169,380	9,056,525
LG Display Co. Ltd.(a)	593,249	5,096,648
LG Electronics Inc.	209,943	11,124,613
LG Energy Solution Ltd.(a)(b)	92,376	23,296,654
LG H&H Co. Ltd.(a)(b)	18,574	3,943,368
LG Uplus Corp.	420,315	4,482,757
LIG Nex1 Co. Ltd.	26,551	9,331,608
LS Electric Co. Ltd.(b)	29,951	6,055,858
Meritz Financial Group Inc.	161,689	14,709,082
Mirae Asset Securities Co. Ltd.	448,142	6,160,426
NAVER Corp.	281,805	43,320,133
NH Investment & Securities Co. Ltd.	289,726	4,046,502
Orion Corp./Republic of Korea	47,398	3,668,394
POSCO Future M Co. Ltd.(a)(b)	68,318	6,910,773
POSCO Holdings Inc.	143,367	29,264,664
Posco International Corp.(b)	104,058	3,585,567
Samsung Biologics Co. Ltd.(a)(c)	35,203	25,262,845
Samsung C&T Corp.	168,557	20,287,908
Samsung Electro-Mechanics Co. Ltd.(b)	110,101	12,631,042
Samsung Electronics Co. Ltd.	9,371,637	468,205,081
Samsung Fire & Marine Insurance Co. Ltd.	59,878	19,057,390
Samsung Heavy Industries Co. Ltd.(a)	1,399,283	21,389,944
Samsung Life Insurance Co. Ltd.	157,604	16,191,146
Samsung SDI Co. Ltd.	126,010	18,674,262
Samsung SDS Co. Ltd.	83,750	8,848,231
Samyang Foods Co. Ltd.	8,104	9,074,125
Shinhan Financial Group Co. Ltd.	857,169	40,165,541
SK Biopharmaceuticals Co. Ltd.(a)	61,887	4,372,541
SK Hynix Inc.	1,080,617	205,897,877
SK Inc.	72,136	10,697,554
SK Innovation Co. Ltd.(b)	133,747	9,679,867
SK Square Co. Ltd.(a)	184,396	19,556,590
SK Telecom Co. Ltd.	105,517	4,113,664
S-Oil Corp.	90,073	3,895,697
Woori Financial Group Inc.	1,321,215	23,569,885
Yuhan Corp.(b)	111,149	9,053,306
		1,820,666,500
Security	Shares	Value
Taiwan — 27.2%
Accton Technology Corp.	1,022,000	$33,646,656
Acer Inc.	5,764,000	5,543,236
Advantech Co. Ltd.	972,280	10,864,590
Airtac International Group	283,439	7,260,668
Alchip Technologies Ltd.	154,976	20,282,141
ASE Technology Holding Co. Ltd.	6,605,000	32,076,988
Asia Cement Corp.	4,671,000	5,646,565
Asia Vital Components Co. Ltd.	667,000	21,773,979
Asustek Computer Inc.	1,428,000	29,377,271
AUO Corp.	12,479,800	5,214,023
Caliway Biopharmaceuticals Co. Ltd.(a)	1,987,000	13,028,679
Catcher Technology Co. Ltd.	1,165,000	7,158,505
Cathay Financial Holding Co. Ltd.	18,960,379	37,967,902
Chailease Holding Co. Ltd.	3,071,671	11,657,311
Chang Hwa Commercial Bank Ltd.	12,445,671	7,801,526
Cheng Shin Rubber Industry Co. Ltd.	3,647,000	4,518,952
China Airlines Ltd.	5,916,000	4,085,873
China Steel Corp.	22,792,000	14,946,664
Chunghwa Telecom Co. Ltd.	7,596,000	32,923,203
Compal Electronics Inc.	7,982,000	7,179,606
CTBC Financial Holding Co. Ltd.	32,964,000	44,215,253
Delta Electronics Inc.	3,901,000	89,870,277
E Ink Holdings Inc.	1,742,000	14,863,596
E.Sun Financial Holding Co. Ltd.	28,473,995	31,076,405
Eclat Textile Co. Ltd.	389,000	5,070,358
Elite Material Co. Ltd.	596,000	23,590,780
eMemory Technology Inc.	128,000	8,579,568
Eva Airways Corp.	5,505,000	6,971,811
Evergreen Marine Corp. Taiwan Ltd.	2,153,400	13,014,798
Far Eastern New Century Corp.	5,950,000	5,360,901
Far EasTone Telecommunications Co. Ltd.	3,566,000	9,799,673
Feng TAY Enterprise Co. Ltd.	1,028,760	3,936,249
First Financial Holding Co. Ltd.	22,401,111	20,727,498
Formosa Chemicals & Fibre Corp.	7,006,000	6,867,377
Formosa Plastics Corp.	7,770,000	9,867,185
Fortune Electric Co. Ltd.	329,310	6,898,926
Fubon Financial Holding Co. Ltd.	16,238,346	44,367,055
Gigabyte Technology Co. Ltd.	1,084,000	9,746,680
Global Unichip Corp.	176,000	7,590,205
Globalwafers Co. Ltd.	532,000	6,434,983
Hon Hai Precision Industry Co. Ltd.	24,794,200	163,690,041
Hotai Motor Co. Ltd.	619,591	11,112,639
Hua Nan Financial Holdings Co. Ltd.	17,801,090	16,213,456
Innolux Corp.	14,892,636	6,800,112
International Games System Co. Ltd.	467,000	11,640,661
Inventec Corp.	5,379,000	7,194,517
Jentech Precision Industrial Co. Ltd.	174,000	11,790,097
KGI Financial Holding Co. Ltd.	31,264,785	15,523,937
King Slide Works Co. Ltd.	114,000	11,174,913
Largan Precision Co. Ltd.	201,000	15,714,082
Lite-On Technology Corp.	4,197,000	17,755,193
Lotes Co. Ltd.	173,000	8,133,253
MediaTek Inc.	3,035,000	134,863,281
Mega Financial Holding Co. Ltd.	23,359,666	30,541,721
Micro-Star International Co. Ltd.	1,474,000	6,474,793
Nan Ya Plastics Corp.	10,147,000	14,282,742
Nien Made Enterprise Co. Ltd.	357,000	5,025,310
Novatek Microelectronics Corp.	1,162,000	16,468,373
Pegatron Corp.	3,945,000	9,023,938
PharmaEssentia Corp.	544,000	8,798,082
President Chain Store Corp.	1,173,000	9,746,026
Quanta Computer Inc.	5,394,000	45,932,024
21
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Realtek Semiconductor Corp.	986,000	$17,130,808
Shanghai Commercial & Savings Bank Ltd. (The)	7,767,678	10,395,971
Silergy Corp.	671,000	6,707,673
SinoPac Financial Holdings Co. Ltd.	21,960,721	16,759,195
Synnex Technology International Corp.	2,487,000	5,335,201
Taiwan Business Bank	14,402,122	7,093,624
Taiwan Cooperative Financial Holding Co. Ltd.	21,337,230	16,515,749
Taiwan High Speed Rail Corp.	3,960,000	3,570,276
Taiwan Mobile Co. Ltd.	3,557,000	12,373,580
Taiwan Semiconductor Manufacturing Co. Ltd.	48,817,000	1,828,264,272
TCC Group Holdings Co. Ltd.	13,300,671	9,742,306
TS Financial Holding Co. Ltd.	41,494,067	21,998,957
Unimicron Technology Corp.	2,574,000	12,012,410
Uni-President Enterprises Corp.	9,626,000	24,301,243
United Microelectronics Corp.	22,122,000	29,105,517
Vanguard International Semiconductor Corp.	2,134,718	6,338,145
Voltronic Power Technology Corp.	142,000	4,562,735
Wan Hai Lines Ltd.	1,437,015	3,879,752
Wistron Corp.	5,919,000	21,709,068
Wiwynn Corp.	226,000	21,690,951
WPG Holdings Ltd.	3,210,520	6,999,247
Yageo Corp.	3,394,840	15,372,893
Yang Ming Marine Transport Corp.	3,498,000	6,576,859
Yuanta Financial Holding Co. Ltd.	20,892,771	22,116,373
Zhen Ding Technology Holding Ltd.	1,355,000	8,645,619
		3,398,901,531
Thailand — 1.5%
Advanced Info Service PCL, NVDR	2,063,700	18,765,953
Airports of Thailand PCL, NVDR(b)	8,372,600	9,322,971
Bangkok Dusit Medical Services PCL, NVDR(b)	21,972,800	14,046,269
Bumrungrad Hospital PCL, NVDR	1,181,900	6,490,786
Central Pattana PCL, NVDR	3,906,100	6,220,732
Charoen Pokphand Foods PCL, NVDR	7,469,000	5,053,133
CP ALL PCL, NVDR	10,720,600	14,583,933
CP Axtra PCL, NVDR(b)	4,174,387	2,310,921
Delta Electronics Thailand PCL, NVDR(b)	6,177,900	28,595,419
Gulf Development PCL, NVDR(a)	8,869,065	12,866,743
Kasikornbank PCL, NVDR	1,194,800	6,214,886
Krung Thai Bank PCL, NVDR	6,786,900	5,161,517
Minor International PCL, NVDR(b)	6,639,600	4,802,582
PTT Exploration & Production PCL, NVDR(b)	2,739,100	9,472,219
PTT PCL, NVDR	19,808,800	18,966,689
SCB X PCL, NVDR	1,715,000	6,805,233
Siam Cement PCL (The), NVDR	1,535,600	10,221,647
TMBThanachart Bank PCL, NVDR	48,726,800	2,861,428
True Corp. PCL, NVDR(a)	20,452,282	7,211,844
		189,974,905
Turkey — 0.7%
Akbank TAS	6,190,464	10,276,574
Aselsan Elektronik Sanayi Ve Ticaret A/S(b)	2,700,185	12,034,207
BIM Birlesik Magazalar A/S	887,789	11,435,158
Coca-Cola Icecek A/S	195,953	234,910
Eregli Demir ve Celik Fabrikalari TAS(b)	6,858,756	4,980,521
Ford Otomotiv Sanayi AS	1,361,131	3,699,153
Haci Omer Sabanci Holding AS	2,268,407	5,197,301
KOC Holding AS	1,483,476	6,613,484
Sasa Polyester Sanayi AS(a)	1,721,880	196,260
Turk Hava Yollari AO	1,084,857	8,836,664
Turkcell Iletisim Hizmetleri AS	2,354,568	5,428,415
Turkiye Is Bankasi AS, Class C	17,331,113	6,344,440
Security	Shares	Value
Turkey (continued)
Turkiye Petrol Rafinerileri AS	1,909,136	$7,993,583
Yapi ve Kredi Bankasi A/S(a)(b)	6,698,928	5,357,067
		88,627,737
United Arab Emirates — 2.3%
Abu Dhabi Commercial Bank PJSC	5,762,293	23,741,615
Abu Dhabi Islamic Bank PJSC	2,886,236	16,759,515
Abu Dhabi National Oil Co. for Distribution PJSC	6,340,862	6,491,142
ADNOC Drilling Co. PJSC	6,347,999	9,522,992
Adnoc Gas PLC	12,137,940	10,995,858
Aldar Properties PJSC	7,614,032	19,915,335
Americana Restaurants International PLC - Foreign Co.	6,016,223	3,177,683
Dubai Electricity & Water Authority PJSC	11,762,305	8,804,565
Dubai Islamic Bank PJSC	5,683,815	14,956,181
Emaar Development PJSC	1,969,570	7,898,795
Emaar Properties PJSC	13,108,809	51,390,250
Emirates NBD Bank PJSC	3,747,910	25,765,319
Emirates Telecommunications Group Co. PJSC	6,941,603	34,169,859
First Abu Dhabi Bank PJSC	8,734,238	39,449,604
Multiply Group PJSC(a)	6,548,837	5,359,917
Salik Co. PJSC	3,667,791	6,590,730
		284,989,360
United Kingdom — 0.1%
Metlen Energy & Metals PLC(a)	202,246	12,966,095
Total Common Stocks — 97.3% (Cost: $9,483,547,047)		12,160,366,913
Preferred Stocks
Brazil — 1.7%
Banco Bradesco SA, Preference Shares, NVS	10,518,096	32,649,291
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	486,524	4,282,104
Cia Energetica de Minas Gerais, Preference Shares, NVS	3,323,348	6,809,926
Cia Paranaense de Energia - Copel, Preference Shares, NVS	2,153,249	4,773,657
Gerdau SA, Preference Shares, NVS	2,611,353	8,024,040
Itau Unibanco Holding SA, Preference Shares, NVS	10,567,802	75,021,385
Itausa SA, Preference Shares, NVS	11,475,790	23,748,050
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	9,168,826	52,592,840
		207,901,293
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	282,309	12,875,362
Colombia — 0.1%
Grupo Cibest SA, Preference Shares	857,670	10,738,889
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	1,926,488	218,365
South Korea — 0.6%
Hyundai Motor Co.
Preference Shares, NVS	44,275	5,234,285
Series 2, Preference Shares, NVS	69,215	8,434,795
Schedule of Investments
22

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	1,616,741	$65,642,747
		79,311,827
Total Preferred Stocks — 2.5% (Cost: $277,826,793)		311,045,736
Total Long-Term Investments — 99.8% (Cost: $9,761,373,840)		12,471,412,649
Short-Term Securities
Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	147,770,959	147,844,844
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	87,860,000	87,860,000
Total Short-Term Securities — 1.9% (Cost: $235,698,259)		235,704,844
Total Investments — 101.7% (Cost: $9,997,072,099)		12,707,117,493
Liabilities in Excess of Other Assets — (1.7)%		(215,090,653)
Net Assets — 100.0%		$12,492,026,840

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$24,137,728	$123,726,520 (a)	$—	$(20,677)	$1,273	$147,844,844	147,770,959	$2,891,708 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	87,860,000 (a)	—	—	—	87,860,000	87,860,000	5,043,060	—
				$(20,677)	$1,273	$235,704,844		$7,934,768	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	345	09/19/25	$21,820	$(27,655)
23
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets ex China ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$27,655	$—	$—	$—	$27,655

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$462,703	$—	$—	$—	$462,703
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(501,681)	$—	$—	$—	$(501,681)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$36,829,019
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,600,868,254	$10,559,497,468	$1,191	$12,160,366,913
Preferred Stocks	231,515,544	79,530,192	—	311,045,736
Short-Term Securities
Money Market Funds	235,704,844	—	—	235,704,844
	$2,068,088,642	$10,639,027,660	$1,191	$12,707,117,493
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(27,655)	$—	$—	$(27,655)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
24

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets Min Vol Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 2.6%
Ambev SA	1,559,213	$3,551,607
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	917,483	20,727,702
Eneva SA(a)	734,371	2,046,598
Equatorial Energia SA	1,162,110	7,838,351
NU Holdings Ltd./Cayman Islands, Class A(a)	200,815	2,972,062
Raia Drogasil SA	1,931,516	6,252,129
Rede D'Or Sao Luiz SA(b)	328,565	2,385,223
Rumo SA	2,086,649	5,599,702
Telefonica Brasil SA	3,095,533	19,337,625
TIM SA/Brazil	1,343,259	5,636,294
TOTVS SA	5,308,217	42,196,695
		118,543,988
Chile — 0.7%
Empresas Copec SA	672,064	5,004,821
Falabella SA	3,949,425	22,479,093
Latam Airlines Group SA	227,972,350	5,739,157
		33,223,071
China — 25.3%
360 Security Technology Inc., Class A	3,430,300	5,588,653
ACM Research Shanghai Inc., Class A	176,940	3,850,805
Advanced Micro-Fabrication Equipment Inc./China, Class A	200,797	6,040,343
Agricultural Bank of China Ltd., Class H	90,207,039	61,000,579
Akeso Inc.(a)(b)(c)	176,000	3,544,913
Anhui Gujing Distillery Co. Ltd., Class B	313,673	4,478,186
Bank of China Ltd., Class H	112,341,000	61,661,065
Bank of Communications Co. Ltd., Class H	22,234,000	19,278,408
Bank of Shanghai Co. Ltd., Class A	3,255,211	4,361,369
Beijing Kingsoft Office Software Inc., Class A	104,704	4,918,775
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,204,000	3,389,773
Beijing Yanjing Brewery Co. Ltd., Class A	1,317,400	2,332,837
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	29,476,100	22,107,344
BOC Aviation Ltd.(b)	283,900	2,548,238
BOE Technology Group Co. Ltd., Class A	22,261,900	13,225,321
BYD Co. Ltd., Class H	210,500	2,969,693
CGN Power Co. Ltd., Class H(b)	65,455,000	24,731,478
Chaozhou Three-Circle Group Co. Ltd., Class A	1,161,700	7,199,477
China CITIC Bank Corp. Ltd., Class H	40,686,000	36,380,017
China Coal Energy Co. Ltd., Class H	8,075,262	9,813,500
China Construction Bank Corp., Class A	4,373,884	5,529,611
China Construction Bank Corp., Class H	39,772,000	38,491,419
China Eastern Airlines Corp. Ltd., Class A(a)	10,258,800	5,863,644
China Huishan Dairy Holdings Co. Ltd., NVS(d)	5,944,807	8
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	2,286,100	3,342,546
China Merchants Port Holdings Co. Ltd.	6,420,000	12,345,045
China Minsheng Banking Corp. Ltd., Class H	6,267,500	3,573,900
China National Nuclear Power Co. Ltd., Class A	2,268,700	2,838,154
China National Software & Service Co. Ltd., Class A(a)	569,100	4,280,585
China Petroleum & Chemical Corp., Class H	34,604,000	19,218,575
China Power International Development Ltd.	9,970,000	4,008,091
China Railway Signal & Communication Corp. Ltd., Class A	4,398,661	3,446,701
China Resources Microelectronics Ltd., Class A	811,285	5,968,743
China Resources Power Holdings Co. Ltd.	2,536,000	5,856,074
China Ruyi Holdings Ltd.(a)	15,688,000	5,807,561
Security	Shares	Value
China (continued)
China Shenhua Energy Co. Ltd., Class H	6,613,500	$29,719,891
China Three Gorges Renewables Group Co. Ltd., Class A	7,853,230	4,687,074
China Tower Corp. Ltd., Class H(b)	16,297,788	24,620,458
China United Network Communications Ltd., Class A	5,802,635	4,645,996
China Yangtze Power Co. Ltd., Class A	10,031,483	39,576,822
Chongqing Rural Commercial Bank Co. Ltd., Class H	2,875,000	2,126,809
Daqin Railway Co. Ltd., Class A	9,072,500	8,041,567
Eastroc Beverage Group Co. Ltd., Class A	134,690	5,841,801
Empyrean Technology Co. Ltd., Class A	277,700	4,792,824
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	8,585,982	3,339,889
Fuyao Glass Industry Group Co. Ltd., Class H(b)	2,666,000	23,527,391
Gree Electric Appliances Inc. of Zhuhai, Class A	835,356	4,999,447
Guangdong Haid Group Co. Ltd., Class A	625,112	5,399,051
Guangzhou Haige Communications Group Inc. Co., Class A	1,504,100	3,087,006
Hangzhou Silan Microelectronics Co. Ltd., Class A	651,600	2,969,393
Hansoh Pharmaceutical Group Co. Ltd.(b)	928,000	4,310,768
Hengtong Optic-Electric Co. Ltd., Class A	1,487,500	4,276,381
Huaneng Power International Inc., Class H	24,354,000	17,499,050
Hundsun Technologies Inc., Class A	928,653	4,889,356
Hwatsing Technology Co. Ltd., Class A	168,233	2,975,684
Hygon Information Technology Co. Ltd., Class A	517,990	14,137,515
Iflytek Co. Ltd., Class A	1,399,467	10,486,649
Industrial & Commercial Bank of China Ltd., Class H	76,320,000	56,774,698
Ingenic Semiconductor Co. Ltd., Class A	241,800	2,550,596
Inner Mongolia Yitai Coal Co. Ltd., Class B	4,073,573	8,246,716
JA Solar Technology Co. Ltd., Class A(a)	1,666,700	2,963,143
Jiangsu Expressway Co. Ltd., Class H	12,364,000	14,595,011
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	1,628,579	15,136,011
Kunlun Energy Co. Ltd.	6,232,000	5,801,121
Kweichow Moutai Co. Ltd., Class A	39,890	8,297,912
Legend Biotech Corp., ADR(a)(c)	374,876	13,019,443
LONGi Green Energy Technology Co. Ltd., Class A(a)	4,605,573	11,106,209
Loongson Technology Corp. Ltd., Class A(a)	168,156	3,362,066
Muyuan Foods Co. Ltd., Class A	2,128,600	16,442,103
NARI Technology Co. Ltd., Class A	1,844,300	5,637,771
National Silicon Industry Group Co. Ltd., Class A	1,257,165	3,657,520
NAURA Technology Group Co. Ltd., Class A	381,395	19,932,740
New Hope Liuhe Co. Ltd., Class A	2,675,700	3,713,979
Nongfu Spring Co. Ltd., Class H(b)	3,665,600	23,709,538
OFILM Group Co. Ltd., Class A(a)	1,384,400	2,577,826
OmniVision Integrated Circuits Group Inc.	283,600	5,693,951
PDD Holdings Inc., ADR(a)	20,711	2,489,876
People's Insurance Co. Group of China Ltd. (The), Class H	9,578,172	8,612,795
PetroChina Co. Ltd., Class H	18,850,000	18,252,601
PICC Property & Casualty Co. Ltd., Class H	11,138,000	26,917,965
Piotech Inc., Class A	123,327	3,287,395
Pop Mart International Group Ltd.(b)	246,400	10,242,200
Postal Savings Bank of China Co. Ltd., Class H(b)	31,469,162	21,915,265
Sanan Optoelectronics Co. Ltd., Class A	1,839,700	3,911,494
SDIC Power Holdings Co. Ltd., Class A	2,091,900	4,211,288
SF Holding Co. Ltd., Class A	351,800	2,202,553
SG Micro Corp., Class A	270,720	2,950,534
Shandong Gold Mining Co. Ltd., Class H(b)	3,909,500	14,934,560
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	176,501	3,794,297
25
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Shanghai International Airport Co. Ltd., Class A	741,819	$3,367,255
Shanghai RAAS Blood Products Co. Ltd., Class A	4,034,900	3,899,345
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	108,000	3,067,211
Shenzhen Transsion Holdings Co. Ltd., Class A	213,112	2,693,348
Sichuan Chuantou Energy Co. Ltd., Class A	2,925,910	6,118,518
SUPCON Technology Co. Ltd., Class A	345,730	2,523,892
TCL Technology Group Corp., Class A	12,013,550	7,837,001
Tencent Holdings Ltd.	183,400	14,203,313
Tianshui Huatian Technology Co. Ltd., Class A	1,759,200	2,926,228
Tingyi Cayman Islands Holding Corp.	9,266,000	13,167,892
Tongwei Co. Ltd., Class A(a)	2,537,300	7,849,346
Trip.com Group Ltd.	36,850	2,727,906
Unigroup Guoxin Microelectronics Co. Ltd., Class A	516,200	5,907,589
Want Want China Holdings Ltd.	40,715,958	28,308,739
Wens Foodstuff Group Co. Ltd., Class A	3,093,300	7,905,240
Wuhan Guide Infrared Co. Ltd., Class A(a)	2,590,400	4,569,227
Wuliangye Yibin Co. Ltd., Class A	182,449	3,319,816
Xiaomi Corp., Class B(a)(b)	2,740,000	18,700,079
Xinjiang Daqo New Energy Co. Ltd., Class A(a)	1,086,646	4,906,494
Yealink Network Technology Corp. Ltd., Class A	483,444	2,564,348
Yum China Holdings Inc.	61,498	2,750,191
Yunnan Baiyao Group Co. Ltd., Class A	283,758	2,294,923
Zhejiang Dahua Technology Co. Ltd., Class A	972,100	2,651,526
ZTE Corp., Class A	2,345,420	14,963,918
		1,162,106,775
Czech Republic — 0.5%
CEZ AS	349,767	21,872,304
Egypt — 0.2%
Commercial International Bank - Egypt (CIB)	3,790,238	7,579,150
Talaat Moustafa Group	2,008,076	2,293,151
		9,872,301
Greece — 1.1%
Hellenic Telecommunications Organization SA	1,060,243	19,722,013
Jumbo SA	225,601	8,044,604
OPAP SA	952,985	21,387,109
		49,153,726
Hungary — 0.3%
OTP Bank Nyrt	112,980	9,854,593
Richter Gedeon Nyrt	90,150	2,734,548
		12,589,141
India — 21.5%
Adani Ports & Special Economic Zone Ltd.	143,779	2,141,973
Apollo Hospitals Enterprise Ltd.	227,167	19,617,295
Asian Paints Ltd.	568,631	16,243,232
Avenue Supermarts Ltd.(a)(b)	190,604	10,281,603
Axis Bank Ltd.	291,243	3,453,104
Bajaj Auto Ltd.	46,459	4,546,802
Balkrishna Industries Ltd.	84,109	2,186,084
Bharti Airtel Ltd.	3,177,682	68,112,577
Bosch Ltd.	16,415	7,442,335
Britannia Industries Ltd.	309,445	20,427,832
Cipla Ltd.	1,499,240	27,024,143
Colgate-Palmolive India Ltd.	412,487	10,911,273
Dabur India Ltd.	1,463,628	8,649,372
Divi's Laboratories Ltd.	159,776	11,104,460
Dr Reddy's Laboratories Ltd.	1,552,580	22,203,817
Eicher Motors Ltd.	177,413	12,277,439
Eternal Ltd.(a)	3,530,303	12,578,528
FSN E-Commerce Ventures Ltd.(a)	3,118,271	8,135,771
Security	Shares	Value
India (continued)
Godrej Consumer Products Ltd.	287,783	$4,056,084
HCL Technologies Ltd.	2,555,948	42,144,007
HDFC Bank Ltd.	2,257,052	24,361,322
HDFC Life Insurance Co. Ltd.(b)	310,603	2,720,764
Hindustan Unilever Ltd.	1,135,120	34,230,298
ICICI Bank Ltd.	1,083,021	17,160,321
ICICI Lombard General Insurance Co. Ltd.(b)	196,623	4,105,276
Indian Hotels Co. Ltd., Class A	1,606,967	13,828,802
Infosys Ltd.	2,864,525	48,046,624
InterGlobe Aviation Ltd.(b)	78,021	5,002,033
ITC Ltd.	4,785,585	22,244,611
Jubilant Foodworks Ltd.	372,735	2,653,467
Kotak Mahindra Bank Ltd.	725,172	16,128,736
LTIMindtree Ltd.(b)	392,371	22,826,385
Lupin Ltd.	709,149	15,251,722
Marico Ltd.	2,198,979	18,089,635
Maruti Suzuki India Ltd.	198,286	33,277,829
Max Healthcare Institute Ltd.	368,857	4,826,076
Mphasis Ltd.	132,961	4,195,047
MRF Ltd.	17,376	27,768,165
Nestle India Ltd.	2,015,232	26,432,534
Page Industries Ltd.	28,455	14,313,247
Persistent Systems Ltd.	282,670	16,985,014
PI Industries Ltd.	82,496	3,458,394
Pidilite Industries Ltd.	761,554	26,337,390
Power Grid Corp. of India Ltd.	777,069	2,428,350
Reliance Industries Ltd.	1,496,283	23,043,692
SBI Life Insurance Co. Ltd.(b)	126,845	2,596,239
Shree Cement Ltd.	6,274	2,082,464
Sun Pharmaceutical Industries Ltd.	1,931,556	34,943,572
Tata Consultancy Services Ltd.	1,675,357	58,589,737
Tata Consumer Products Ltd.	210,126	2,538,799
Tata Elxsi Ltd.	222,224	13,187,603
Tech Mahindra Ltd.	1,607,706	26,981,640
Titan Co. Ltd.	563,672	23,203,284
Torrent Pharmaceuticals Ltd.	788,646	31,818,934
Trent Ltd.	81,049	4,871,420
TVS Motor Co. Ltd.	143,319	5,326,065
UltraTech Cement Ltd.	30,599	4,386,077
United Spirits Ltd.	140,729	2,093,048
Varun Beverages Ltd.	402,956	2,227,200
Wipro Ltd.	9,373,682	26,504,186
		984,603,733
Indonesia — 0.7%
Bank Central Asia Tbk PT	66,006,600	32,337,268
Dian Swastatika Sentosa Tbk PT(a)	304,600	1,832,403
		34,169,671
Kuwait — 2.2%
Boubyan Bank KSCP	1,706,030	3,859,442
Kuwait Finance House KSCP	17,660,418	44,556,694
National Bank of Kuwait SAKP	16,429,236	54,906,566
		103,322,702
Malaysia — 3.7%
CELCOMDIGI Bhd	5,897,300	5,136,583
Hong Leong Bank Bhd	4,215,200	20,029,096
IHH Healthcare Bhd	22,302,200	35,841,879
IOI Corp. Bhd(c)	2,714,600	2,482,415
Malayan Banking Bhd	19,670,300	46,090,893
MISC Bhd	1,306,200	2,293,965
MR DIY Group M Bhd(b)(c)	10,767,650	3,768,927
Nestle Malaysia Bhd	117,800	2,650,060
Schedule of Investments
26

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Malaysia (continued)
Public Bank Bhd	4,161,700	$4,203,569
QL Resources Bhd	16,846,538	16,348,120
Telekom Malaysia Bhd	9,992,500	16,611,090
Tenaga Nasional Bhd	4,252,900	13,279,195
		168,735,792
Mexico — 0.5%
America Movil SAB de CV, Series B, Class B	21,602,402	21,504,601
Peru — 1.0%
Cia. de Minas Buenaventura SAA, ADR	708,498	13,560,652
Credicorp Ltd.	120,757	31,058,700
		44,619,352
Philippines — 1.3%
Bank of the Philippine Islands	7,643,395	15,114,247
BDO Unibank Inc.	4,043,898	9,567,504
International Container Terminal Services Inc.	1,433,200	12,113,620
Jollibee Foods Corp.	2,708,380	10,995,610
Manila Electric Co.	1,034,250	9,682,803
SM Investments Corp.	212,875	2,812,505
		60,286,289
Poland — 0.1%
Dino Polska SA(a)(b)	299,756	3,740,208
Qatar — 2.2%
Dukhan Bank	2,546,657	2,561,048
Industries Qatar QSC	2,501,841	8,818,965
Ooredoo QPSC	6,135,875	21,707,384
Qatar Electricity & Water Co. QSC	4,181,390	18,123,104
Qatar Fuel QSC	1,564,506	6,424,715
Qatar Gas Transport Co. Ltd.	2,646,689	3,434,147
Qatar Islamic Bank QPSC	1,386,020	9,299,596
Qatar National Bank QPSC	6,350,605	33,099,658
		103,468,617
Russia — 0.0%
Polyus PJSC(a)(d)	959,320	12
Rosneft Oil Co. PJSC(a)(d)	759,070	94
		106
Saudi Arabia — 8.2%
ACWA Power Co.(a)	73,198	4,138,610
Al Rajhi Bank	1,325,657	33,264,039
Alinma Bank	434,927	2,920,765
Almarai Co. JSC	982,838	12,437,787
Arabian Internet & Communications Services Co.	247,972	15,956,618
Bank Al-Jazira(a)	1,151,082	3,725,350
Bupa Arabia for Cooperative Insurance Co.	94,763	3,686,972
Co. for Cooperative Insurance (The)	221,679	6,911,730
Dallah Healthcare Co.	161,930	5,595,281
Dar Al Arkan Real Estate Development Co.(a)	1,232,997	6,141,522
Dr Sulaiman Al Habib Medical Services Group Co.	383,847	24,654,103
Elm Co.	192,722	44,043,259
Etihad Etisalat Co.	1,749,068	29,829,536
Jarir Marketing Co.	5,961,514	20,253,029
Makkah Construction & Development Co.	103,952	2,081,977
Nahdi Medical Co.	67,694	2,085,557
SABIC Agri-Nutrients Co.	660,945	21,363,277
Saudi Arabian Oil Co.(b)	7,277,214	45,947,651
Saudi Basic Industries Corp.	853,369	13,873,330
Saudi Electricity Co.	2,649,485	10,266,449
Saudi National Bank (The)	242,810	2,250,444
Saudi Telecom Co.	5,803,348	64,921,322
		376,348,608
Security	Shares	Value
South Korea — 5.1%
Celltrion Inc.	117,652	$14,155,532
Hanwha Aerospace Co. Ltd.	3,594	2,279,214
HMM Co. Ltd.(c)	153,240	2,433,807
HYBE Co. Ltd.(a)	10,850	2,238,091
Hyundai Mobis Co. Ltd.	19,811	4,524,055
Kia Corp.	34,636	2,620,679
Korea Electric Power Corp.	459,307	12,043,092
Krafton Inc.(a)	46,565	10,949,138
KT&G Corp.	121,635	11,764,994
LG Display Co. Ltd.(a)	565,923	4,861,888
LG Electronics Inc.	44,350	2,350,050
LG Uplus Corp.	1,262,924	13,469,378
NAVER Corp.	19,323	2,970,405
Orion Corp./Republic of Korea	143,913	11,138,226
Samsung Biologics Co. Ltd.(a)(b)	52,249	37,495,622
Samsung Electro-Mechanics Co. Ltd.	73,086	8,384,595
Samsung Electronics Co. Ltd.	539,997	26,978,140
Samsung SDI Co. Ltd.	13,804	2,045,707
Samsung SDS Co. Ltd.	234,786	24,805,263
SK Hynix Inc.	74,990	14,288,394
SK Telecom Co. Ltd.	546,134	21,291,468
		233,087,738
Taiwan — 14.0%
Advantech Co. Ltd.	2,131,940	23,823,028
Catcher Technology Co. Ltd.	5,111,000	31,405,252
Chang Hwa Commercial Bank Ltd.	9,070,155	5,685,596
Chunghwa Telecom Co. Ltd.	15,418,000	66,825,953
Delta Electronics Inc.	395,000	9,099,913
E.Sun Financial Holding Co. Ltd.	22,572,378	24,635,404
Far EasTone Telecommunications Co. Ltd.	17,875,000	49,122,030
First Financial Holding Co. Ltd.	46,043,234	42,603,290
Hua Nan Financial Holdings Co. Ltd.	25,296,290	23,040,178
Innolux Corp.	5,908,800	2,698,011
MediaTek Inc.	168,000	7,465,249
Mega Financial Holding Co. Ltd.	18,420,224	24,083,621
Novatek Microelectronics Corp.	911,000	12,911,091
President Chain Store Corp.	5,800,000	48,190,069
Realtek Semiconductor Corp.	565,000	9,816,335
Synnex Technology International Corp.	7,129,000	15,293,385
Taiwan Business Bank	22,045,084	10,858,090
Taiwan Cooperative Financial Holding Co. Ltd.	56,957,929	44,087,393
Taiwan High Speed Rail Corp.	11,670,000	10,521,496
Taiwan Mobile Co. Ltd.	17,626,000	61,314,795
Taiwan Semiconductor Manufacturing Co. Ltd.	1,762,000	65,989,341
TCC Group Holdings Co. Ltd.	4,414,000	3,233,111
Uni-President Enterprises Corp.	7,641,000	19,290,027
United Microelectronics Corp.	17,385,000	22,873,131
WPG Holdings Ltd.	2,794,440	6,092,152
		640,957,941
Thailand — 1.5%
Advanced Info Service PCL, NVDR	5,871,500	53,391,624
Bangkok Dusit Medical Services PCL, NVDR	21,468,900	13,724,148
Bumrungrad Hospital PCL, NVDR	517,900	2,844,215
		69,959,987
Turkey — 1.5%
Akbank TAS	1,633,016	2,710,913
Aselsan Elektronik Sanayi Ve Ticaret A/S	5,617,626	25,036,682
BIM Birlesik Magazalar A/S	282,822	3,642,886
Coca-Cola Icecek A/S	699,850	838,986
Ford Otomotiv Sanayi AS	1,997,685	5,429,119
KOC Holding AS	579,185	2,582,065
27
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Turkey (continued)
Turk Hava Yollari AO(c)	2,316,289	$18,867,249
Turkcell Iletisim Hizmetleri AS	3,131,840	7,220,403
Yapi ve Kredi Bankasi A/S(a)	3,159,419	2,526,556
		68,854,859
United Arab Emirates — 4.8%
Abu Dhabi Islamic Bank PJSC	867,829	5,039,225
Abu Dhabi National Oil Co. for Distribution PJSC	31,571,467	32,319,720
ADNOC Drilling Co. PJSC	5,861,535	8,793,220
Aldar Properties PJSC	1,647,786	4,309,965
Dubai Electricity & Water Authority PJSC	17,006,446	12,730,019
Dubai Islamic Bank PJSC	19,900,280	52,364,862
Emirates NBD Bank PJSC	3,836,353	26,373,327
Emirates Telecommunications Group Co. PJSC	8,106,641	39,904,728
First Abu Dhabi Bank PJSC	4,521,666	20,422,839
Salik Co. PJSC	9,071,590	16,300,928
		218,558,833
Total Common Stocks — 99.0% (Cost: $3,652,202,384)		4,539,580,343
Preferred Stocks
Brazil — 0.3%
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	801,176	7,051,490
Cia Paranaense de Energia - Copel, Preference Shares, NVS	3,502,265	7,764,365
		14,815,855
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	573,276	64,980
South Korea — 0.5%
Samsung Electronics Co. Ltd., Preference Shares, NVS	606,948	24,643,239
Total Preferred Stocks — 0.8% (Cost: $36,927,440)		39,524,074
Security	Shares	Value
Rights
China — 0.0%
Kangmei Pharmaceutical Co. Ltd., NVS, (Expires 12/31/49)(d)	149,174	$—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.8% (Cost: $3,689,129,824)		4,579,104,417
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	22,715,989	22,727,347
Total Short-Term Securities — 0.5% (Cost: $22,723,825)		22,727,347
Total Investments — 100.3% (Cost: $3,711,853,649)		4,601,831,764
Liabilities in Excess of Other Assets — (0.3)%		(14,989,380)
Net Assets — 100.0%		$4,586,842,384

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$17,102,559	$5,626,314 (a)	$—	$(1,305)	$(221)	$22,727,347	22,715,989	$170,416 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	40,690,000	—	(40,690,000)(a)	—	—	—	—	1,355,646	—
				$(1,305)	$(221)	$22,727,347		$1,526,062	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Schedule of Investments
28

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Min Vol Factor ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	60	09/19/25	$3,794	$27,180
2-Year U.S. Treasury Note	3	12/31/25	626	886
				$28,066
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$27,180	$—	$886	$—	$28,066

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$664,796	$—	$(15,540)	$—	$649,256
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(144,655)	$—	$2,235	$—	$(142,420)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$8,422,717
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$722,827,293	$3,816,752,936	$114	$4,539,580,343
Preferred Stocks	14,815,855	24,708,219	—	39,524,074
Rights	—	—	—	—
29
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Min Vol Factor ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$22,727,347	$—	$—	$22,727,347
	$760,370,495	$3,841,461,155	$114	$4,601,831,764
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$886	$—	$—	$886
Equity Contracts	27,180	—	—	27,180
	$28,066	$—	$—	$28,066

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
30

Schedule of Investments
August 31, 2025
iShares® MSCI Global Min Vol Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 0.0%
Verbund AG	21,957	$1,565,897
Belgium — 0.3%
Argenx SE(a)	15,370	10,943,512
Brazil — 0.2%
Telefonica Brasil SA	609,564	3,807,913
TOTVS SA	403,321	3,206,126
		7,014,039
Canada — 1.6%
CGI Inc.	130,933	12,714,330
Constellation Software Inc./Canada	9,218	30,542,130
Descartes Systems Group Inc. (The)(a)	67,302	6,726,034
Thomson Reuters Corp.	15,051	2,673,091
		52,655,585
Chile — 0.1%
Latam Airlines Group SA	176,497,070	4,443,278
China — 6.5%
Agricultural Bank of China Ltd., Class A	2,559,499	2,523,733
Agricultural Bank of China Ltd., Class H	12,980,406	8,777,722
Bank of China Ltd., Class H	38,525,638	21,145,725
Bank of Communications Co. Ltd., Class H	6,544,000	5,674,098
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	2,389,300	1,791,997
BeOne Medicines Ltd.(a)	92,700	2,205,239
BYD Co. Ltd., Class A	256,500	4,103,655
Cambricon Technologies Corp. Ltd., Class A(a)	18,504	3,875,176
CGN Power Co. Ltd., Class H(b)	7,929,000	2,995,889
China CITIC Bank Corp. Ltd., Class H	6,120,000	5,472,293
China Coal Energy Co. Ltd., Class H	1,382,000	1,679,482
China Construction Bank Corp., Class H	11,669,000	11,293,281
China Merchants Port Holdings Co. Ltd.	1,022,000	1,965,208
China Minsheng Banking Corp. Ltd., Class H	4,976,500	2,837,737
China Petroleum & Chemical Corp., Class H	13,726,000	7,623,227
China Resources Power Holdings Co. Ltd.	835,423	1,929,140
China Ruyi Holdings Ltd.(a)	6,800,000	2,517,301
China Shenhua Energy Co. Ltd., Class H	1,128,000	5,069,031
China Tower Corp. Ltd., Class H(b)	3,314,164	5,006,583
China Yangtze Power Co. Ltd., Class A	1,097,600	4,330,319
CITIC Securities Co. Ltd., Class A	551,508	2,438,509
Contemporary Amperex Technology Co. Ltd., Class A	77,300	3,321,306
Cosco Shipping Holdings Co. Ltd., Class H	1,862,500	3,245,341
Fuyao Glass Industry Group Co. Ltd., Class H(b)	453,516	4,002,269
Huaneng Power International Inc., Class H	3,162,000	2,271,988
Hygon Information Technology Co. Ltd., Class A	104,265	2,845,707
Industrial & Commercial Bank of China Ltd., Class H	11,836,000	8,804,839
Industrial Bank Co. Ltd., Class A	996,600	3,136,972
JD Logistics Inc.(a)(b)	1,126,100	1,871,016
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	274,900	2,554,920
Kunlun Energy Co. Ltd.	2,914,000	2,712,527
Kweichow Moutai Co. Ltd., Class A	24,400	5,075,684
Nongfu Spring Co. Ltd., Class H(b)	412,200	2,666,159
Orient Overseas International Ltd.	98,500	1,725,962
People's Insurance Co. Group of China Ltd. (The), Class H	6,523,867	5,866,331
PetroChina Co. Ltd., Class H	6,918,000	6,698,753
PICC Property & Casualty Co. Ltd., Class H	5,158,000	12,465,691
Pop Mart International Group Ltd.(b)	123,635	5,139,182
Security	Shares	Value
China (continued)
Postal Savings Bank of China Co. Ltd., Class H(b)	6,391,856	$4,451,317
Shanghai Pudong Development Bank Co. Ltd., Class A	1,086,600	2,080,259
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	54,400	1,855,589
Tencent Holdings Ltd.	62,000	4,801,556
Tongcheng Travel Holdings Ltd.	734,800	2,078,890
Tsingtao Brewery Co. Ltd., Class H	250,000	1,625,748
Want Want China Holdings Ltd.	3,837,040	2,667,793
Wharf Holdings Ltd. (The)	771,000	2,212,756
Wuliangye Yibin Co. Ltd., Class A	174,100	3,167,899
Xiaomi Corp., Class B(a)(b)	1,011,000	6,899,920
ZTO Express Cayman Inc.	78,177	1,417,851
		212,919,570
Finland — 0.4%
Elisa OYJ	106,340	5,668,920
Nokia OYJ	602,079	2,591,913
Sampo OYJ, Class A	414,416	4,755,347
		13,016,180
France — 0.9%
Danone SA	21,789	1,818,670
Dassault Systemes SE	189,669	5,898,744
Orange SA	1,392,127	22,690,518
		30,407,932
Germany — 1.8%
Covestro AG, NVS(a)	134,238	9,328,474
Deutsche Telekom AG, Registered	987,692	36,144,573
SAP SE	24,206	6,588,780
Scout24 SE(b)	56,073	7,265,093
		59,326,920
Greece — 0.1%
Hellenic Telecommunications Organization SA	133,026	2,474,471
Hong Kong — 1.3%
BOC Hong Kong Holdings Ltd.	1,021,500	4,637,737
CLP Holdings Ltd.	1,024,754	8,672,807
Hang Seng Bank Ltd.	238,900	3,425,580
HKT Trust & HKT Ltd., Class SS	2,833,000	4,297,381
Hong Kong & China Gas Co. Ltd.	6,467,579	5,831,948
MTR Corp. Ltd.	1,024,000	3,471,748
Power Assets Holdings Ltd.	797,000	5,196,914
Sino Land Co. Ltd.	2,736,000	3,259,641
SITC International Holdings Co. Ltd.	469,000	1,653,277
Swire Pacific Ltd., Class A	194,000	1,662,898
		42,109,931
India — 5.1%
Adani Enterprises Ltd.	91,841	2,337,779
Adani Power Ltd.(a)	450,693	3,072,929
Apollo Hospitals Enterprise Ltd.	34,378	2,968,756
Asian Paints Ltd.	250,996	7,169,828
Bajaj Holdings & Investment Ltd.	18,410	2,665,086
Bharat Petroleum Corp. Ltd.	454,985	1,590,723
Bharti Airtel Ltd.	889,511	19,066,378
Cipla Ltd.	94,634	1,705,799
Divi's Laboratories Ltd.	23,984	1,666,892
Eicher Motors Ltd.	47,486	3,286,154
Eternal Ltd.(a)	1,803,737	6,426,745
FSN E-Commerce Ventures Ltd.(a)	920,150	2,400,731
Havells India Ltd.	90,546	1,568,021
HCL Technologies Ltd.	691,763	11,406,204
HDFC Bank Ltd.	294,932	3,183,326
31
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Indian Hotels Co. Ltd., Class A	592,000	$5,094,473
Indian Oil Corp. Ltd.	1,316,293	2,039,727
Indus Towers Ltd.(a)	639,614	2,457,366
Infosys Ltd.	154,812	2,596,659
InterGlobe Aviation Ltd.(b)	38,296	2,455,209
Jio Financial Services Ltd.	1,311,004	4,638,014
JSW Steel Ltd.	252,856	2,947,577
LTIMindtree Ltd.(b)	55,390	3,222,342
Maruti Suzuki India Ltd.	37,790	6,342,198
MRF Ltd.	1,490	2,381,133
Nestle India Ltd.	173,764	2,279,153
Page Industries Ltd.	3,540	1,780,667
PI Industries Ltd.	60,242	2,525,463
Pidilite Industries Ltd.	114,085	3,945,487
Shree Cement Ltd.	6,331	2,101,383
Sun Pharmaceutical Industries Ltd.	247,087	4,470,024
Tata Consultancy Services Ltd.	455,718	15,937,139
Tata Elxsi Ltd.	27,244	1,616,761
Tech Mahindra Ltd.	217,378	3,648,189
Titan Co. Ltd.	99,776	4,107,231
Torrent Pharmaceuticals Ltd.	80,582	3,251,184
Trent Ltd.	95,943	5,766,619
UltraTech Cement Ltd.	45,081	6,461,935
Wipro Ltd.	1,152,775	3,259,484
Wipro Ltd., ADR(c)	424,724	1,172,238
		167,013,006
Indonesia — 0.3%
Bank Central Asia Tbk PT	19,301,200	9,455,844
Dian Swastatika Sentosa Tbk PT(a)	304,000	1,828,793
		11,284,637
Israel — 0.7%
Bank Hapoalim BM	443,539	8,668,441
Check Point Software Technologies Ltd.(a)	51,614	9,968,728
Isracard Ltd.	0	1
Mizrahi Tefahot Bank Ltd.	51,981	3,394,716
		22,031,886
Italy — 0.1%
Infrastrutture Wireless Italiane SpA(b)	225,276	2,731,362
Japan — 9.6%
ANA Holdings Inc.	119,500	2,409,261
Astellas Pharma Inc.	384,300	4,218,719
Canon Inc.	648,200	18,969,584
Central Japan Railway Co.	577,500	15,360,420
Chubu Electric Power Co. Inc.	509,200	7,011,554
East Japan Railway Co.	675,500	16,573,702
FUJIFILM Holdings Corp.	313,400	7,424,685
Fujitsu Ltd.	247,800	5,963,106
Hankyu Hanshin Holdings Inc.	132,200	3,914,030
Inpex Corp.	286,500	4,868,254
KDDI Corp.	1,935,200	33,446,671
Keyence Corp.	4,300	1,639,345
Kirin Holdings Co. Ltd.	115,000	1,669,406
Kobe Bussan Co. Ltd.	112,900	3,175,409
Kyocera Corp.	471,700	6,273,465
MEIJI Holdings Co. Ltd.	87,300	1,816,634
NEC Corp.	106,000	3,227,775
Nomura Research Institute Ltd.	238,490	9,361,746
NTT Inc.	21,076,700	22,292,294
Obic Co. Ltd.	242,000	8,556,912
Oracle Corp./Japan	28,800	2,980,868
Security	Shares	Value
Japan (continued)
Oriental Land Co. Ltd./Japan	103,600	$2,466,544
Osaka Gas Co. Ltd.	267,700	7,618,498
Otsuka Corp.	170,500	3,501,634
Otsuka Holdings Co. Ltd.	193,600	10,158,674
Pan Pacific International Holdings Corp.	146,600	5,287,770
SCSK Corp.	117,000	3,726,936
Secom Co. Ltd.	314,000	11,593,026
SG Holdings Co. Ltd.	171,500	1,846,488
Shimadzu Corp.	177,100	4,336,629
Shionogi & Co. Ltd.	190,200	3,290,025
SoftBank Corp.	21,443,600	33,170,696
Suntory Beverage & Food Ltd.	104,000	3,219,485
Takeda Pharmaceutical Co. Ltd.	518,700	15,614,297
TIS Inc.	159,000	5,293,519
Toho Co. Ltd./Tokyo	79,000	5,014,742
Tokyo Gas Co. Ltd.	108,200	4,133,773
Tokyu Corp.	147,000	1,855,410
West Japan Railway Co.	285,800	6,387,755
Yokogawa Electric Corp.	133,800	3,905,688
		313,575,429
Kuwait — 0.2%
Kuwait Finance House KSCP	769,702	1,941,934
National Bank of Kuwait SAKP	1,690,242	5,648,795
		7,590,729
Malaysia — 0.4%
CELCOMDIGI Bhd	2,282,400	1,987,984
Hong Leong Bank Bhd	361,000	1,715,341
IHH Healthcare Bhd	1,760,700	2,829,622
Malayan Banking Bhd	1,566,700	3,671,047
Petronas Gas Bhd	642,400	2,834,162
		13,038,156
Netherlands — 0.6%
Koninklijke Ahold Delhaize NV	137,710	5,518,425
Koninklijke KPN NV	2,844,047	13,572,233
		19,090,658
New Zealand — 0.1%
Infratil Ltd.	540,214	3,617,516
Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR	123,296	2,359,885
Philippines — 0.1%
BDO Unibank Inc.	1,152,969	2,727,822
International Container Terminal Services Inc.	193,090	1,632,026
		4,359,848
Portugal — 0.1%
Jeronimo Martins SGPS SA	65,608	1,622,966
Qatar — 0.2%
Industries Qatar QSC	444,738	1,567,697
Qatar Fuel QSC	109,273	448,735
Qatar National Bank QPSC	879,251	4,582,698
		6,599,130
Russia — 0.0%
PhosAgro PJSC(a)(d)	809	8
PhosAgro PJSC, GDR(a)(d)(e)	2	—
Polyus PJSC(a)(d)	535,230	7
		15
Saudi Arabia — 1.0%
Dr Sulaiman Al Habib Medical Services Group Co.	24,090	1,547,276
Elm Co.	17,943	4,100,560
Schedule of Investments
32

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Saudi Arabia (continued)
SABIC Agri-Nutrients Co.	129,987	$4,201,482
Saudi Arabian Oil Co.(b)	1,720,052	10,860,248
Saudi Telecom Co.	1,097,727	12,280,134
		32,989,700
Singapore — 1.0%
DBS Group Holdings Ltd.	174,840	6,882,206
Genting Singapore Ltd.(c)	3,910,800	2,193,791
Singapore Airlines Ltd.	328,000	1,681,750
Singapore Exchange Ltd.	157,900	2,038,441
Singapore Telecommunications Ltd.	5,556,100	18,672,822
		31,469,010
South Korea — 0.1%
Samsung Biologics Co. Ltd.(a)(b)	3,730	2,676,772
SK Hynix Inc.	10,385	1,978,730
		4,655,502
Spain — 0.1%
Aena SME SA(b)	77,515	2,246,734
Sweden — 0.1%
Telia Co. AB	558,257	2,084,091
Switzerland — 1.8%
BKW AG	15,790	3,287,026
Chocoladefabriken Lindt & Spruengli AG, Registered	45	6,739,238
Nestle SA, Registered	41,274	3,893,399
Novartis AG, Registered	232,318	29,404,969
Swisscom AG, Registered	19,364	13,999,687
		57,324,319
Taiwan — 3.7%
Advantech Co. Ltd.	354,959	3,966,434
Catcher Technology Co. Ltd.	413,000	2,537,736
Chang Hwa Commercial Bank Ltd.	5,048,292	3,164,505
Chunghwa Telecom Co. Ltd.	2,842,000	12,318,028
E.Sun Financial Holding Co. Ltd.	10,870,960	11,864,523
Far EasTone Telecommunications Co. Ltd.	1,321,000	3,630,221
First Financial Holding Co. Ltd.	8,600,010	7,957,493
Hua Nan Financial Holdings Co. Ltd.	6,763,193	6,160,001
Innolux Corp.	3,551,200	1,621,510
Mega Financial Holding Co. Ltd.	3,851,905	5,036,194
Novatek Microelectronics Corp.	402,000	5,697,320
PharmaEssentia Corp.	196,000	3,169,897
President Chain Store Corp.	367,000	3,049,268
Realtek Semiconductor Corp.	163,000	2,831,969
SinoPac Financial Holdings Co. Ltd.	3,776,696	2,882,163
Synnex Technology International Corp.	824,250	1,768,210
Taiwan Business Bank	5,647,987	2,781,861
Taiwan Cooperative Financial Holding Co. Ltd.	8,206,155	6,351,846
Taiwan Mobile Co. Ltd.	1,308,000	4,550,082
Taiwan Semiconductor Manufacturing Co. Ltd.	547,000	20,485,908
United Microelectronics Corp.	8,219,000	10,813,590
		122,638,759
Thailand — 0.3%
Advanced Info Service PCL, NVDR	722,600	6,570,857
Airports of Thailand PCL, NVDR(c)	2,375,200	2,644,808
Bumrungrad Hospital PCL, NVDR	286,900	1,575,604
		10,791,269
Turkey — 0.2%
Aselsan Elektronik Sanayi Ve Ticaret A/S	784,654	3,497,053
Turkcell Iletisim Hizmetleri AS	689,428	1,589,464
		5,086,517
Security	Shares	Value
United Arab Emirates — 0.5%
Abu Dhabi National Oil Co. for Distribution PJSC	1,567,870	$1,605,029
Emirates NBD Bank PJSC	887,970	6,104,423
Emirates Telecommunications Group Co. PJSC	1,227,415	6,041,918
Salik Co. PJSC	1,398,337	2,512,701
		16,264,071
United Kingdom — 0.1%
Compass Group PLC	83,527	2,838,890
United States — 59.6%
Abbott Laboratories	137,475	18,237,433
AbbVie Inc.	62,620	13,175,248
Accenture PLC, Class A	42,676	11,094,480
Adobe Inc.(a)	20,079	7,162,179
Akamai Technologies Inc.(a)	86,974	6,882,253
Albertsons Companies Inc., Class A	81,954	1,594,825
Allstate Corp. (The)	13,920	2,832,024
Alphabet Inc., Class C, NVS	11,152	2,381,287
Altria Group Inc.	27,111	1,822,130
Ameren Corp.	37,761	3,767,793
American Electric Power Co. Inc.	41,696	4,629,090
American Water Works Co. Inc.	82,521	11,842,589
Amgen Inc.	30,110	8,662,948
Amphenol Corp., Class A	30,403	3,309,671
Aon PLC, Class A	29,150	10,698,050
Apple Inc.	7,847	1,821,603
Arch Capital Group Ltd.	157,344	14,401,696
Arthur J Gallagher & Co.	34,650	10,490,287
AT&T Inc.	1,138,589	33,349,272
Atmos Energy Corp.	18,672	3,101,979
Autodesk Inc.(a)	35,318	11,114,575
AutoZone Inc.(a)	5,941	24,943,467
Becton Dickinson & Co.	23,829	4,598,520
Bentley Systems Inc., Class B	120,181	6,688,073
Berkshire Hathaway Inc., Class B(a)	61,928	31,148,545
BioMarin Pharmaceutical Inc.(a)	81,238	4,733,738
Boston Scientific Corp.(a)	51,673	5,451,501
Bristol-Myers Squibb Co.	130,702	6,166,520
Brown & Brown Inc.	83,647	8,109,577
Cardinal Health Inc.	46,863	6,972,277
Cboe Global Markets Inc.	78,287	18,471,818
Cencora Inc.	134,065	39,094,695
Centene Corp.(a)	93,886	2,726,449
CF Industries Holdings Inc.	91,749	7,948,216
CH Robinson Worldwide Inc.	31,907	4,106,431
Cheniere Energy Inc.	12,382	2,994,215
Chubb Ltd.	95,288	26,210,870
Church & Dwight Co. Inc.	164,087	15,286,345
Cigna Group (The)	23,264	6,999,440
Cisco Systems Inc.	691,409	47,769,448
CME Group Inc.	50,250	13,392,127
CMS Energy Corp.	96,901	6,935,205
Coca-Cola Co. (The)	312,400	21,552,476
Cognizant Technology Solutions Corp., Class A	79,519	5,745,248
Colgate-Palmolive Co.	172,547	14,506,026
Consolidated Edison Inc.	269,762	26,498,721
Corteva Inc.	64,374	4,775,907
Costco Wholesale Corp.	7,280	6,867,370
Dollar General Corp.	22,443	2,440,901
Duke Energy Corp.	324,635	39,764,541
Dynatrace Inc.(a)	68,857	3,484,164
Electronic Arts Inc.	84,163	14,471,828
Elevance Health Inc.	58,870	18,758,925
33
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Eli Lilly & Co.	6,360	$4,659,209
Erie Indemnity Co., Class A, NVS	11,108	3,936,453
Exelon Corp.	37,281	1,628,434
Expand Energy Corp.	81,746	7,911,378
Exxon Mobil Corp.	159,515	18,230,969
F5 Inc.(a)(c)	42,938	13,445,605
Fair Isaac Corp.(a)	3,642	5,541,813
First Citizens BancShares Inc./NC, Class A	3,015	5,981,489
First Solar Inc.(a)	10,442	2,038,174
FirstEnergy Corp.	75,208	3,280,573
Fortinet Inc.(a)	41,015	3,230,752
Gartner Inc.(a)	10,423	2,618,153
Gen Digital Inc.	225,940	6,823,388
General Dynamics Corp.	19,927	6,467,706
General Mills Inc.	295,340	14,569,122
Gilead Sciences Inc.	160,468	18,128,070
GoDaddy Inc., Class A(a)	107,971	16,013,179
Hershey Co. (The)	76,792	14,110,530
Hologic Inc.(a)	91,293	6,127,586
Hormel Foods Corp.	208,998	5,316,909
Humana Inc.	14,083	4,276,444
Incyte Corp.(a)	123,012	10,408,045
International Business Machines Corp.	96,537	23,505,794
Intuit Inc.	21,038	14,032,346
J.M. Smucker Co. (The)	60,532	6,689,391
Jack Henry & Associates Inc.	35,334	5,768,629
Johnson & Johnson	241,600	42,804,272
Kellanova	207,507	16,496,806
Keurig Dr Pepper Inc.	333,852	9,711,755
Kimberly-Clark Corp.	71,733	9,263,600
Kraft Heinz Co. (The)	123,231	3,446,771
Kroger Co. (The)	438,774	29,766,428
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	95,500	9,540,450
Linde PLC	3,695	1,767,282
Lockheed Martin Corp.	18,566	8,459,227
Loews Corp.	133,260	12,899,568
Marsh & McLennan Companies Inc.	124,154	25,552,135
Mastercard Inc., Class A	11,290	6,720,824
McDonald's Corp.	106,348	33,344,352
McKesson Corp.	53,605	36,807,337
MercadoLibre Inc.(a)	2,445	6,046,265
Merck & Co. Inc.	280,599	23,603,988
Microsoft Corp.	73,231	37,105,415
Molina Healthcare Inc.(a)	15,178	2,744,638
Mondelez International Inc., Class A	316,451	19,442,749
Monster Beverage Corp.(a)	145,060	9,053,195
Motorola Solutions Inc.	94,301	44,553,450
Netflix Inc.(a)	1,325	1,600,931
Neurocrine Biosciences Inc.(a)	46,664	6,514,294
Newmont Corp.	31,264	2,326,042
Northrop Grumman Corp.	35,580	20,993,623
Nvidia Corp.	54,470	9,487,585
O'Reilly Automotive Inc.(a)	235,266	24,392,379
Palo Alto Networks Inc.(a)	40,538	7,723,300
PepsiCo Inc.	204,202	30,354,627
Pfizer Inc.	75,906	1,879,433
PG&E Corp.	402,877	6,155,961
PPL Corp.	133,456	4,867,140
Procter & Gamble Co. (The)	179,702	28,220,402
Progressive Corp. (The)	111,824	27,627,237
PTC Inc.(a)	35,848	7,653,548
Security	Shares	Value
United States (continued)
Quest Diagnostics Inc.	30,221	$5,489,342
Regeneron Pharmaceuticals Inc.	12,815	7,441,670
Republic Services Inc., Class A	163,544	38,264,390
Rollins Inc.	132,364	7,483,861
Roper Technologies Inc.	74,485	39,202,200
Royalty Pharma PLC, Class A	48,819	1,756,508
RTX Corp.	26,292	4,169,911
Salesforce Inc.	51,488	13,193,800
ServiceNow Inc.(a)	15,716	14,418,801
Southern Co. (The)	386,866	35,707,732
Sysco Corp.	34,878	2,806,633
Teledyne Technologies Inc.(a)	35,258	18,974,798
TJX Companies Inc. (The)	129,907	17,746,595
T-Mobile U.S. Inc.	160,323	40,399,793
Travelers Companies Inc. (The)	38,165	10,362,179
Tyler Technologies Inc.(a)	23,675	13,326,184
Tyson Foods Inc., Class A	213,992	12,150,466
Uber Technologies Inc.(a)	38,853	3,642,469
United Therapeutics Corp.(a)	26,094	7,952,407
UnitedHealth Group Inc.	34,633	10,731,728
VeriSign Inc.	63,183	17,272,337
Verizon Communications Inc.	575,299	25,445,475
Vertex Pharmaceuticals Inc.(a)	35,743	13,976,228
Visa Inc., Class A	55,864	19,651,838
W R Berkley Corp.	212,207	15,213,120
Walmart Inc.	172,404	16,719,740
Waste Connections Inc.	66,026	12,202,265
Waste Management Inc.	150,953	34,174,250
WEC Energy Group Inc.	220,226	23,456,271
Welltower Inc.	53,549	9,011,226
Willis Towers Watson PLC	22,008	7,191,994
Workday Inc., Class A(a)	32,190	7,430,096
Xcel Energy Inc.	50,805	3,677,774
Yum! Brands Inc.	103,984	15,282,528
Zoom Video Communications Inc., Class A(a)	50,989	4,151,524
		1,955,730,279
Total Common Stocks — 99.3% (Cost: $2,649,878,304)		3,255,911,679
Preferred Stocks
South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	118,730	4,820,663
Total Preferred Stocks — 0.1% (Cost: $4,891,871)		4,820,663
Total Long-Term Investments — 99.4% (Cost: $2,654,770,175)		3,260,732,342
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	9,919,871	9,924,831
Schedule of Investments
34

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Min Vol Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	5,340,000	$5,340,000
Total Short-Term Securities — 0.5% (Cost: $15,263,412)		15,264,831
Total Investments — 99.9% (Cost: $2,670,033,587)		3,275,997,173
Other Assets Less Liabilities — 0.1%		2,953,772
Net Assets — 100.0%		$3,278,950,945

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,683,413	$251,309 (a)	$—	$(6,721)	$(3,170)	$9,924,831	9,919,871	$52,351 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,170,000	—	(3,830,000)(a)	—	—	5,340,000	5,340,000	292,934	—
				$(6,721)	$(3,170)	$15,264,831		$345,285	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	21	09/19/25	$2,857	$26,808
MSCI Emerging Markets Index	22	09/19/25	1,391	11,202
S&P 500 E-Mini Index	15	09/19/25	4,855	60,836
2-Year U.S. Treasury Note	7	12/31/25	1,460	2,067
				$100,913
35
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Min Vol Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$98,846	$—	$2,067	$—	$100,913

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,294,859	$—	$(2,468)	$—	$1,292,391
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$22,497	$—	$3,079	$—	$25,576
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$8,768,945
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,091,301,516	$1,164,610,148	$15	$3,255,911,679
Preferred Stocks	—	4,820,663	—	4,820,663
Short-Term Securities
Money Market Funds	15,264,831	—	—	15,264,831
	$2,106,566,347	$1,169,430,811	$15	$3,275,997,173
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,067	$—	$—	$2,067
Equity Contracts	98,846	—	—	98,846
	$100,913	$—	$—	$100,913

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
36

Statements of Assets and Liabilities
August 31, 2025

	iShares Emerging Markets Equity Factor ETF	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$952,727,701	$5,078,397,875	$12,471,412,649	$4,579,104,417
Investments, at value—affiliated(c)	16,769,532	51,821,055	235,704,844	22,727,347
Cash	—	—	90,916	—
Cash pledged for futures contracts	95,000	331,000	645,000	116,000
Foreign currency, at value(d)	3,230,452	12,971,533	15,645,303	31,644,818
Receivables:
Investments sold	—	10,438,054	200,829,247	1,327,038
Securities lending income—affiliated	34,978	35,576	283,515	15,314
Capital shares sold	9,476,560	—	—	—
Dividends—unaffiliated	1,587,420	6,996,039	25,026,744	7,789,839
Dividends—affiliated	14,025	56,196	397,266	17,372
From custodian	1,767,468	—	—	—
Tax reclaims	62,467	241,177	1,472,113	—
Foreign withholding tax claims	37,199	339,503	1,430,055	—
Total assets	985,802,802	5,161,628,008	12,952,937,652	4,642,742,145
LIABILITIES
Bank overdraft	11,506	333,649	—	5,000,814
Collateral on securities loaned, at value	14,748,521	47,451,206	147,846,061	22,685,603
Payables:
Investments purchased	8,197,884	124	264,008	6,005
Capital shares redeemed	—	—	214,789,516	—
Deferred foreign capital gain tax	4,945,115	19,802,650	64,332,281	27,192,758
Foreign taxes	—	52,114	168,213	14,793
Interest expense and fees	—	15,042	—	2,370
Investment advisory fees	199,679	1,093,775	2,761,184	975,115
Professional fees	2,366	—	—	—
Due to custodian	—	—	30,620,172	—
Variation margin on futures contracts	17,270	59,955	129,377	22,303
Total liabilities	28,122,341	68,808,515	460,910,812	55,899,761
Commitments and contingent liabilities
NET ASSETS	$957,680,461	$5,092,819,493	$12,492,026,840	$4,586,842,384
NET ASSETS CONSIST OF
Paid-in capital	$886,973,192	$4,905,508,171	$10,716,429,594	$4,646,151,523
Accumulated earnings (loss)	70,707,269	187,311,322	1,775,597,246	(59,309,139)
NET ASSETS	$957,680,461	$5,092,819,493	$12,492,026,840	$4,586,842,384
NET ASSET VALUE
Shares outstanding	18,000,000	125,800,000	197,000,000	73,100,000
Net asset value	$53.20	$40.48	$63.41	$62.75
Shares authorized	525 million	1.5 billion	2 billion	800 million
Par value	$0.001	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$737,768,461	$3,771,980,643	$9,761,373,840	$3,689,129,824
(b) Securities loaned, at value	$13,423,786	$44,749,817	$118,235,087	$16,440,967
(c) Investments, at cost—affiliated	$16,767,756	$51,819,588	$235,698,259	$22,723,825
(d) Foreign currency, at cost	$3,228,452	$12,964,165	$15,642,815	$31,701,767
See notes to financial statements.
37
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities (continued)
August 31, 2025

iShares MSCI Global Min Vol Factor ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$3,260,732,342
Investments, at value—affiliated(c)	15,264,831
Cash	6,310
Cash pledged for futures contracts	462,000
Foreign currency, at value(d)	10,141,454
Receivables:
Securities lending income—affiliated	5,866
Dividends—unaffiliated	5,617,202
Dividends—affiliated	17,029
Tax reclaims	2,961,733
Total assets	3,295,208,767
LIABILITIES
Collateral on securities loaned, at value	9,832,903
Payables:
Investments purchased	467,961
Deferred foreign capital gain tax	5,260,002
Foreign taxes	2,460
Investment advisory fees	554,753
IRS compliance fee for foreign withholding tax claims	80,514
Variation margin on futures contracts	59,229
Total liabilities	16,257,822
Commitments and contingent liabilities
NET ASSETS	$3,278,950,945
NET ASSETS CONSIST OF
Paid-in capital	$2,723,837,220
Accumulated earnings	555,113,725
NET ASSETS	$3,278,950,945
NET ASSET VALUE
Shares outstanding	27,500,000
Net asset value	$119.23
Shares authorized	500 million
Par value	$0.001
(a) Investments, at cost—unaffiliated	$2,654,770,175
(b) Securities loaned, at value	$9,426,570
(c) Investments, at cost—affiliated	$15,263,412
(d) Foreign currency, at cost	$10,134,456
See notes to financial statements.
Statements of Assets and Liabilities
38

Statements of Operations
Year Ended August 31, 2025

	iShares Emerging Markets Equity Factor ETF	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF
INVESTMENT INCOME
Dividends—unaffiliated	$27,204,936	$135,538,916	$449,224,307	$143,763,859
Dividends—affiliated	182,638	858,552	5,043,060	1,355,646
Interest—unaffiliated	39,682	137,215	359,959	108,126
Securities lending income—affiliated—net	301,292	386,454	2,891,708	170,416
Other income—unaffiliated	7,373	—	89,490	—
Foreign taxes withheld	(3,318,271)	(15,818,607)	(57,306,034)	(15,708,247)
Foreign withholding tax claims	59,894	339,503	1,725,494	—
Total investment income	24,477,544	121,442,033	402,027,984	129,689,800
EXPENSES
Investment advisory	1,958,679	11,560,394	37,750,718	10,723,432
Interest expense	24,648	152,620	83,615	76,759
Commitment costs	12,895	39,896	39,896	39,896
Professional	2,108	14,066	14,066	—
Mauritius income taxes	—	115	—	—
Total expenses	1,998,330	11,767,091	37,888,295	10,840,087
Net investment income	22,479,214	109,674,942	364,139,689	118,849,713
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(10,997,908)	(46,186,019)	(484,647,326)	152,537,539
Investments—affiliated	(1,256)	444	(20,677)	(1,305)
Foreign currency transactions	(9,196)	(1,257,465)	(4,003,161)	(1,229,865)
Futures contracts	444,274	1,647,843	462,703	649,256
In-kind redemptions—unaffiliated(b)	—	20,773,772	213,881,385	13,599,977
	(10,564,086)	(25,021,425)	(274,327,076)	165,555,602
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	118,920,728	818,982,986	805,850,355	33,739,972
Investments—affiliated	148	(1,210)	1,273	(221)
Foreign currency translations	30,721	(35,361)	489,383	(228,874)
Futures contracts	(63,934)	(15,412)	(501,681)	(142,420)
	118,887,663	818,931,003	805,839,330	33,368,457
Net realized and unrealized gain	108,323,577	793,909,578	531,512,254	198,924,059
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,802,791	$903,584,520	$895,651,943	$317,773,772
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(976,122)	$(7,587,204)	$(38,466,664)	$(15,864,300)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$2,819,489	$11,526,195	$103,629,335	$27,866,629
See notes to financial statements.
39
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations (continued)
Year Ended August 31, 2025

iShares MSCI Global Min Vol Factor ETF
INVESTMENT INCOME
Dividends—unaffiliated	$91,139,735
Dividends—affiliated	292,934
Interest—unaffiliated	37,013
Securities lending income—affiliated—net	52,351
Other income—unaffiliated	33,584
Foreign taxes withheld	(5,507,077)
Foreign withholding tax claims	643,734
IRS compliance fee for foreign withholding tax claims	(80,514)
Total investment income	86,611,760
EXPENSES
Investment advisory	7,535,815
Professional	36,682
Commitment costs	34,952
Interest expense	27,487
Total expenses	7,634,936
Net investment income	78,976,824
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	194,495,288
Investments—affiliated	(6,721)
Foreign currency transactions	(344,931)
Futures contracts	1,292,391
In-kind redemptions—unaffiliated(b)	302,946,894
498,382,921
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	(323,977,736)
Investments—affiliated	(3,170)
Foreign currency translations	(12,794)
Futures contracts	25,576
(323,968,124)
Net realized and unrealized gain	174,414,797
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$253,391,621
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(4,384,817)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$8,163,597
See notes to financial statements.
Statements of Operations
40

Statements of Changes in Net Assets

	iShares Emerging Markets Equity Factor ETF		iShares ESG Aware MSCI EM ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$22,479,214	$17,660,392	$109,674,942	$99,896,225
Net realized gain (loss)	(10,564,086)	14,371,781	(25,021,425)	(173,084,081)
Net change in unrealized appreciation (depreciation)	118,887,663	76,574,924	818,931,003	548,470,610
Net increase in net assets resulting from operations	130,802,791	108,607,097	903,584,520	475,282,754
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(28,880,125)	(33,037,650)	(117,981,538)	(109,948,822)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	187,765,922	(14,011,635)	(61,928,828)	(319,943,129)
NET ASSETS
Total increase in net assets	289,688,588	61,557,812	723,674,154	45,390,803
Beginning of year	667,991,873	606,434,061	4,369,145,339	4,323,754,536
End of year	$957,680,461	$667,991,873	$5,092,819,493	$4,369,145,339

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
41
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Emerging Markets ex China ETF		iShares MSCI Emerging Markets Min Vol Factor ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$364,139,689	$273,106,254	$118,849,713	$128,855,606
Net realized gain (loss)	(274,327,076)	(213,323,363)	165,555,602	18,828,161
Net change in unrealized appreciation (depreciation)	805,839,330	2,058,068,040	33,368,457	434,044,809
Net increase in net assets resulting from operations	895,651,943	2,117,850,931	317,773,772	581,728,576
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(435,173,384)	(212,835,579)	(149,027,467)	(131,987,977)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,162,033,416)	9,141,465,607	(288,868,397)	(239,290,205)
NET ASSETS
Total increase (decrease) in net assets	(3,701,554,857)	11,046,480,959	(120,122,092)	210,450,394
Beginning of year	16,193,581,697	5,147,100,738	4,706,964,476	4,496,514,082
End of year	$12,492,026,840	$16,193,581,697	$4,586,842,384	$4,706,964,476

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
42

Statements of Changes in Net Assets(continued)

	iShares MSCI Global Min Vol Factor ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$78,976,824	$95,022,776
Net realized gain	498,382,921	176,714,386
Net change in unrealized appreciation (depreciation)	(323,968,124)	463,008,108
Net increase in net assets resulting from operations	253,391,621	734,745,270
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(93,989,667)	(101,499,454)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,338,538,202)	(893,702,048)
NET ASSETS
Total decrease in net assets	(1,179,136,248)	(260,456,232)
Beginning of year	4,458,087,193	4,718,543,425
End of year	$3,278,950,945	$4,458,087,193

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
43
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares Emerging Markets Equity Factor ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$47.38	$41.82	$43.38	$53.61	$44.03
Net investment income(a)	1.39 (b)	1.29	1.46	1.64	1.23
Net realized and unrealized gain (loss)(c)	6.22	6.77	(1.38)	(10.49)	9.24
Net increase (decrease) from investment operations	7.61	8.06	0.08	(8.85)	10.47
Distributions from net investment income(d)	(1.79)	(2.50)	(1.64)	(1.38)	(0.89)
Net asset value, end of year	$53.20	$47.38	$41.82	$43.38	$53.61
Total Return(e)
Based on net asset value	16.50%(b)	20.07%	0.30%	(16.80)%	23.97%
Ratios to Average Net Assets(f)
Total expenses	0.26%	0.26%	0.33%	0.45%	0.45%
Total expenses excluding professional fees for foreign withholding tax claims	0.25%	0.26%	N/A	N/A	N/A
Net investment income	2.87%(b)	2.93%	3.51%	3.41%	2.44%
Supplemental Data
Net assets, end of year (000)	$957,680	$667,992	$606,434	$832,808	$761,199
Portfolio turnover rate(g)	20%	29%	121%	54%	49%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025:
• Net investment income per share by $0.00.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
44

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EM ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$34.35	$31.35	$31.56	$43.35	$35.93
Net investment income(a)	0.86 (b)	0.78	0.78	0.83	0.75
Net realized and unrealized gain (loss)(c)	6.20	3.09	(0.23)	(11.51)	7.23
Net increase (decrease) from investment operations	7.06	3.87	0.55	(10.68)	7.98
Distributions from net investment income(d)	(0.93)	(0.87)	(0.76)	(1.11)	(0.56)
Net asset value, end of year	$40.48	$34.35	$31.35	$31.56	$43.35
Total Return(e)
Based on net asset value	20.90%(b)	12.61%	1.81%	(25.08)%	22.30%
Ratios to Average Net Assets(f)
Total expenses	0.25%	0.26%	0.26%	0.25%	0.25%
Net investment income	2.37%(b)	2.43%	2.53%	2.20%	1.76%
Supplemental Data
Net assets, end of year (000)	$5,092,819	$4,369,145	$4,323,755	$4,251,525	$7,105,443
Portfolio turnover rate(g)	35%	32%	38%	41%	41%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025:
• Net investment per share by $0.00.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
45
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$60.65	$51.16	$49.62	$62.82	$46.00
Net investment income(a)	1.42 (b)	1.45	1.45	1.86	1.58
Net realized and unrealized gain (loss)(c)	3.05	9.17	1.31	(13.73)	16.09
Net increase (decrease) from investment operations	4.47	10.62	2.76	(11.87)	17.67
Distributions from net investment income(d)	(1.71)	(1.13)	(1.22)	(1.33)	(0.85)
Net asset value, end of year	$63.41	$60.65	$51.16	$49.62	$62.82
Total Return(e)
Based on net asset value	7.62%(b)	20.98%	5.69%	(19.17)%	38.66%
Ratios to Average Net Assets(f)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.22%
Net investment income	2.41%(b)	2.58%	2.89%	3.34%	2.65%
Supplemental Data
Net assets, end of year (000)	$12,492,027	$16,193,582	$5,147,101	$2,307,162	$1,281,467
Portfolio turnover rate(g)	15%	12%	13%	21%	51%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025:
• Net investment income per share by $0.01.
• Total return by 0.06%.
• Ratio of net investment income to average net assets by 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
46

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Min Vol Factor ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21(a)
Net asset value, beginning of year	$60.35	$54.50	$54.86	$63.94	$55.97
Net investment income(b)	1.67	1.63	1.25	1.87	1.32 (c)
Net realized and unrealized gain (loss)(d)	2.85	5.91	(0.38)	(9.86)	8.12
Net increase (decrease) from investment operations	4.52	7.54	0.87	(7.99)	9.44
Distributions from net investment income(e)	(2.12)	(1.69)	(1.23)	(1.09)	(1.47)
Net asset value, end of year	$62.75	$60.35	$54.50	$54.86	$63.94
Total Return(f)
Based on net asset value	7.68%	14.15%	1.62%	(12.68)%	17.04%(c)
Ratios to Average Net Assets(g)
Total expenses	0.25%	0.26%	0.64%	0.69%	0.69%
Total expenses after fees waived	0.25%	0.26%	0.25%	0.25%	0.25%
Net investment income	2.77%	2.92%	2.32%	3.14%	2.15%(c)
Supplemental Data
Net assets, end of year (000)	$4,586,842	$4,706,964	$4,496,514	$6,177,144	$3,874,514
Portfolio turnover rate(h)	32%	23%	58%	26%	38%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:
• Net investment income per share by $0.01.
• Total return by 0.02%.
• Ratio of net investment income to average net assets by 0.01%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
47
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Min Vol Factor ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$113.73	$97.69	$95.04	$106.77	$93.16
Net investment income(a)	2.40 (b)	2.27	2.32	2.18	1.97
Net realized and unrealized gain (loss)(c)	5.91	16.24	2.40	(11.91)	13.38
Net increase (decrease) from investment operations	8.31	18.51	4.72	(9.73)	15.35
Distributions from net investment income(d)	(2.81)	(2.47)	(2.07)	(2.00)	(1.74)
Net asset value, end of year	$119.23	$113.73	$97.69	$95.04	$106.77
Total Return(e)
Based on net asset value	7.45%(b)	19.32%	5.00%(b)	(9.21)%	16.63%
Ratios to Average Net Assets(f)
Total expenses	0.20%	0.20%	0.30%	0.32%	0.32%
Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	2.10%(b)	2.23%	2.42%	2.13%	2.00%
Supplemental Data
Net assets, end of year (000)	$3,278,951	$4,458,087	$4,718,543	$4,476,569	$5,306,261
Portfolio turnover rate(g)	27%	25%	22%	23%	25%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2025 and
August 31, 2023, respectively:
• Net investment income per share by $0.02.
• Total return by 0.02% and 0.01%.
• Ratio of net investment income to average net assets by 0.02%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
48

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Emerging Markets Equity Factor	Diversified
ESG Aware MSCI EM	Diversified
MSCI Emerging Markets ex China	Diversified
MSCI Emerging Markets Min Vol Factor	Diversified
MSCI Global Min Vol Factor	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
49
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
Notes to Financial Statements
50

Notes to Financial Statements  (continued)
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Emerging Markets Equity Factor
Barclays Capital, Inc.	$2,247,456	$(2,247,456)	$—	$—
BNP Paribas SA	96,227	(96,227)	—	—
Citigroup Global Markets, Inc.	2,855,991	(2,855,991)	—	—
Goldman Sachs & Co. LLC	2,205,187	(2,205,187)	—	—
Goldman Sachs International	925,685	(925,685)	—	—
HSBC Bank PLC	307,050	(307,050)	—	—
J.P. Morgan Securities LLC	53,002	(53,002)	—	—
J.P. Morgan Securities PLC	905,869	(905,869)	—	—
Jefferies LLC	162,928	(162,928)	—	—
Macquarie Bank Ltd.	1,714,108	(1,714,108)	—	—
Morgan Stanley	1,910,465	(1,910,465)	—	—
SG Americas Securities LLC	39,818	(39,818)	—	—
	$13,423,786	$(13,423,786)	$—	$—
51
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ESG Aware MSCI EM
Citigroup Global Markets, Inc.	$18,610,799	$(18,610,799)	$—	$—
Goldman Sachs & Co. LLC	14,376,235	(14,376,235)	—	—
Goldman Sachs International	1,632,724	(1,632,724)	—	—
HSBC Bank PLC	5,007,500	(5,007,500)	—	—
Morgan Stanley	5,016,668	(5,016,668)	—	—
UBS AG	105,891	(105,891)	—	—
	$44,749,817	$(44,749,817)	$—	$—
MSCI Emerging Markets ex China
Barclays Capital, Inc.	$2,759,678	$(2,759,678)	$—	$—
BofA Securities, Inc.	4,095,701	(4,095,701)	—	—
Citigroup Global Markets Ltd.	29,112	(29,112)	—	—
Citigroup Global Markets, Inc.	7,776,267	(7,776,267)	—	—
Goldman Sachs & Co. LLC	24,587,595	(24,587,595)	—	—
Goldman Sachs International	51,787,049	(51,787,049)	—	—
HSBC Bank PLC	4,035,211	(4,035,211)	—	—
J.P. Morgan Securities LLC	13,302,363	(13,302,363)	—	—
Jefferies LLC	7,442,414	(7,442,414)	—	—
Macquarie Bank Ltd.	451,359	(451,359)	—	—
Morgan Stanley	1,968,338	(1,968,338)	—	—
	$118,235,087	$(118,235,087)	$—	$—
MSCI Emerging Markets Min Vol Factor
Citigroup Global Markets Ltd.	$928,491	$(928,491)	$—	$—
Citigroup Global Markets, Inc.	6,895,016	(6,895,016)	—	—
Goldman Sachs & Co. LLC	228,032	(228,032)	—	—
Morgan Stanley	5,458,216	(5,458,216)	—	—
National Financial Services LLC	2,931,212	(2,931,212)	—	—
	$16,440,967	$(16,440,967)	$—	$—
MSCI Global Min Vol Factor
BofA Securities, Inc.	$6,918,669	$(6,918,669)	$—	$—
Citigroup Global Markets, Inc.	1,846,422	(1,846,422)	—	—
Goldman Sachs & Co. LLC	661,231	(661,231)	—	—
SG Americas Securities LLC	248	(248)	—	—
	$9,426,570	$(9,426,570)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or
Notes to Financial Statements
52

Notes to Financial Statements  (continued)
payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Emerging Markets Equity Factor	0.25%
ESG Aware MSCI EM	0.25
MSCI Emerging Markets ex China	0.25
MSCI Emerging Markets Min Vol Factor	0.25
MSCI Global Min Vol Factor	0.20
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.
For each of the iShares Emerging Markets Equity Factor and iShares MSCI Emerging Markets ex China ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2026 and December 31, 2027, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.
For the year ended August 31, 2025, there were no fees waived by BFA pursuant to these arrangements.
Distributor: BlackRock Investments, LLC ("BRIL"), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
53
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Emerging Markets Equity Factor	$68,255
ESG Aware MSCI EM	93,210
MSCI Emerging Markets ex China	674,343
MSCI Emerging Markets Min Vol Factor	49,288
MSCI Global Min Vol Factor	17,739
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Emerging Markets Equity Factor	$5,754,020	$9,654,865	$(755,496)
ESG Aware MSCI EM	141,391,979	76,491,756	6,389,044
MSCI Emerging Markets ex China	35,485,433	24,393,809	(7,785,794)
MSCI Emerging Markets Min Vol Factor	70,808,363	44,223,115	15,530,529
MSCI Global Min Vol Factor	208,599,842	195,480,146	45,221,917
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Emerging Markets Equity Factor	$321,857,659	$159,617,075
ESG Aware MSCI EM	1,603,203,683	1,626,861,626
MSCI Emerging Markets ex China	2,274,756,361	5,718,148,088
MSCI Emerging Markets Min Vol Factor	1,381,147,211	1,605,618,868
MSCI Global Min Vol Factor	1,013,516,846	1,248,556,940
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets Equity Factor	$17,891,088	$—
ESG Aware MSCI EM	11,087,945	61,325,578
MSCI Emerging Markets ex China	166,638,503	890,751,335
MSCI Emerging Markets Min Vol Factor	16,263,181	99,016,074
MSCI Global Min Vol Factor	—	1,125,383,585
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and
Notes to Financial Statements
54

Notes to Financial Statements  (continued)
judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG Aware MSCI EM	$20,627,263	$ (20,627,263)
MSCI Emerging Markets ex China	200,962,088	(200,962,088)
MSCI Emerging Markets Min Vol Factor	12,310,719	(12,310,719)
MSCI Global Min Vol Factor	297,798,515	(297,798,515)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
Emerging Markets Equity Factor
Ordinary income	$28,880,125	$33,037,650
ESG Aware MSCI EM
Ordinary income	$117,981,538	$109,948,822
MSCI Emerging Markets ex China
Ordinary income	$435,173,384	$212,835,579
MSCI Emerging Markets Min Vol Factor
Ordinary income	$149,027,467	$131,987,977
MSCI Global Min Vol Factor
Ordinary income	$93,989,667	$101,499,454
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Emerging Markets Equity Factor	$9,747,241	$(129,275,227)	$190,235,255	$70,707,269
ESG Aware MSCI EM	53,611,670	(1,084,476,251)	1,218,175,903	187,311,322
MSCI Emerging Markets ex China	133,286,314	(828,073,871)	2,470,384,803	1,775,597,246
MSCI Emerging Markets Min Vol Factor	37,651,336	(1,049,997,550)	953,037,075	(59,309,139)
MSCI Global Min Vol Factor	15,550,865	(45,313,721)	584,876,581	555,113,725

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains / losses for tax purposes.

For the year ended August 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
iShares ETF	Utilized
MSCI Emerging Markets Min Vol Factor	$170,835,539
MSCI Global Min Vol Factor	198,474,876
55
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Factor	$774,331,265	$241,530,013	$(46,364,045)	$195,165,968
ESG Aware MSCI EM	3,892,344,865	1,484,157,034	(246,282,969)	1,237,874,065
MSCI Emerging Markets ex China	10,172,584,174	3,085,527,912	(550,994,593)	2,534,533,319
MSCI Emerging Markets Min Vol Factor	3,621,468,136	1,130,174,232	(149,810,604)	980,363,628
MSCI Global Min Vol Factor	2,686,138,992	726,994,077	(137,135,896)	589,858,181
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
For the year ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Emerging Markets Equity Factor	$12,800,000	$438,356	5.53%
ESG Aware MSCI EM	100,000,000	2,588,493	5.63
MSCI Emerging Markets ex China	170,000,000	1,326,027	5.86
MSCI Emerging Markets Min Vol Factor	85,000,000	1,319,452	5.51
MSCI Global Min Vol Factor	25,500,000	364,548	5.68
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling
Notes to Financial Statements
56

Notes to Financial Statements  (continued)
illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.
Certain Funds invest a significant portion of their assets in issuers located in a single state or limited number of states, When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
57
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
Emerging Markets Equity Factor
Shares sold	3,900,000	$187,765,922	1,100,000	$49,410,027
Shares redeemed	—	—	(1,500,000)	(63,421,662)
	3,900,000	$187,765,922	(400,000)	$(14,011,635)
ESG Aware MSCI EM
Shares sold	3,300,000	$117,543,411	3,400,000	$112,666,796
Shares redeemed	(4,700,000)	(179,472,239)	(14,100,000)	(432,609,925)
	(1,400,000)	$(61,928,828)	(10,700,000)	$(319,943,129)
MSCI Emerging Markets ex China
Shares sold	16,800,000	$1,025,553,083	166,400,000	$9,141,465,607
Shares redeemed	(86,800,000)	(5,187,586,499)	—	—
	(70,000,000)	$(4,162,033,416)	166,400,000	$9,141,465,607
MSCI Emerging Markets Min Vol Factor
Shares sold	3,500,000	$214,393,808	—	$452,684
Shares redeemed	(8,400,000)	(503,262,205)	(4,500,000)	(239,742,889)
	(4,900,000)	$(288,868,397)	(4,500,000)	$(239,290,205)
MSCI Global Min Vol Factor
Shares sold	—	$349,284	—	$231,379
Shares redeemed	(11,700,000)	(1,338,887,486)	(9,100,000)	(893,933,427)
	(11,700,000)	$(1,338,538,202)	(9,100,000)	$(893,702,048)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares Emerging Markets Equity Factor ETF, iShares ESG Aware MSCI EM ETF and iShares MSCI Emerging Markets ex China ETF have filed European Union Discrimination Claims (“ECJ Claims”) to recover taxes withheld by Poland (the “ECJ Paying Countries”) on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded receivables for all recoverable taxes withheld by the ECJ Paying Countries based upon previous determinations made by the local tax authorities.  Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. Based upon the Fund’s evaluation of the facts and circumstances related to the outstanding ECJ Claims, ECJ Paying Countries’ tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. The collection of these receivables, and any payment of
Notes to Financial Statements
58

Notes to Financial Statements  (continued)
associated liabilities, depends upon future determinations made by the local tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Funds, as of August 31, 2025, are $34,833 or $0.00 per share, $339,503 or $0.00 per share and $ 1,430,055 or $0.01 per share, respectively
Certain of the outstanding foreign tax reclaims are not deemed by the Funds to meet the recognition criteria under U.S. GAAP as of August 31, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Funds of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form off foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Emerging Markets Equity Factor ETF and iShares MSCI Emerging Markets ex China ETF is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.
The iShares MSCI Global Min Vol Factor ETF is, seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders,representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund ,has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement, of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
59
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Directors of iShares, Inc. and Shareholders of each of the five funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations and of changes in nets assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares Emerging Markets Equity Factor ETF(1)
iShares ESG Aware MSCI EM ETF(1)
iShares MSCI Emerging Markets ex China ETF(1)
iShares MSCI Emerging Markets Min Vol Factor ETF(2)
iShares MSCI Global Min Vol Factor ETF(1)
(1) Statement of operations for the year ended August 31, 2025, statement of changes in net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025
(2) Statement of operations for the year ended August 31, 2025, statement of changes in net assets for each of the two years in the period ended August 31, 2025, the financial highlights for each of the four years in the period ended August 31, 2025 and the consolidated financial highlights for the year ended August 31, 2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
 Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
60

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
Emerging Markets Equity Factor	$13,332,132
ESG Aware MSCI EM	69,104,708
MSCI Emerging Markets ex China	185,347,119
MSCI Emerging Markets Min Vol Factor	69,156,453
MSCI Global Min Vol Factor	70,419,897
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Business Income
MSCI Global Min Vol Factor	$50,757
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets Equity Factor	$27,210,546	$4,149,247
ESG Aware MSCI EM	135,309,160	23,264,749
MSCI Emerging Markets ex China	448,660,117	93,944,061
MSCI Emerging Markets Min Vol Factor	143,725,244	31,426,224
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Emerging Markets Equity Factor	0.01%
ESG Aware MSCI EM	0.16%
MSCI Emerging Markets ex China	0.14%
MSCI Emerging Markets Min Vol Factor	0.03%
MSCI Global Min Vol Factor	50.66%
61
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
Additional Information
62

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
63
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract
iShares Emerging Markets Equity Factor ETF, iShares ESG Aware MSCI EM ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA  provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
Board Review and Approval of Investment Advisory Contract
64

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
65
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Emerging Markets ex China ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
66

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
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The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than
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Board Review and Approval of Investment Advisory Contract (continued)
the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
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Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Global Min Vol Factor ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA.
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Board Review and Approval of Investment Advisory Contract (continued)
The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c)
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Board Review and Approval of Investment Advisory Contract (continued)
Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
72

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
73
2025 iShares Annual Financial Statements and Additional Information

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. or STOXX Ltd., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Agriculture Producers ETF | VEGI | NYSE Arca
• iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
• iShares MSCI Global Gold Miners ETF | RING | NASDAQ
• iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX Exchange
• iShares MSCI Global Silver and Metals Miners ETF | SLVP | Cboe BZX Exchange

2

Schedule of Investments
August 31, 2025
iShares® MSCI Agriculture Producers ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.4%
Elders Ltd.	35,906	$174,566
Inghams Group Ltd.	69,047	122,292
Nufarm Ltd.(a)	64,877	102,806
		399,664
Brazil — 0.7%
BRF SA	94,218	358,497
Sao Martinho SA	28,980	97,280
SLC Agricola SA	32,951	106,355
Tres Tentos Agroindustrial SA	23,148	62,461
		624,593
Canada — 6.2%
Maple Leaf Foods Inc.	15,039	395,536
Nutrien Ltd.	91,384	5,266,715
Rogers Sugar Inc.	20,785	95,953
		5,758,204
China — 2.5%
China BlueChemical Ltd., Class H	294,000	92,188
China Modern Dairy Holdings Ltd.	509,000	85,693
China XLX Fertiliser Ltd.	122,000	115,740
China Youran Dairy Group Ltd.(a)(b)	222,000	111,189
COFCO Joycome Foods Ltd.(a)	508,000	117,485
First Tractor Co. Ltd., Class H	74,000	71,053
Henan Shuanghui Investment & Development Co. Ltd., Class A	38,800	137,431
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	71,500	287,070
Muyuan Foods Co. Ltd., Class A	61,366	474,014
New Hope Liuhe Co. Ltd., Class A	50,700	70,374
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	60,000	171,021
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	24,780	95,463
Sinofert Holdings Ltd.	598,000	108,442
Wens Foodstuff Group Co. Ltd., Class A	75,220	192,232
Yunnan Yuntianhua Co. Ltd., Class A	21,000	80,208
Zangge Mining Co. Ltd., Class A	17,800	134,720
		2,344,323
Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	63,150	68,376
Germany — 0.6%
K+S AG, Registered	33,557	453,448
Suedzucker AG	11,373	133,350
		586,798
Hong Kong — 1.8%
WH Group Ltd.(b)	1,563,500	1,680,137
India — 5.3%
Balrampur Chini Mills Ltd.	22,745	138,349
Bayer CropScience Ltd.	2,510	148,944
Chambal Fertilisers and Chemicals Ltd.	30,358	185,925
Coromandel International Ltd.	22,017	576,350
Deepak Fertilisers & Petrochemicals Corp. Ltd.	11,756	185,012
Dhanuka Agritech Ltd.	2,626	47,620
EID Parry India Ltd.(a)	16,539	211,212
Godrej Agrovet Ltd.(b)	7,244	60,864
Gujarat Ambuja Exports Ltd.	25,600	30,034
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	15,024	89,032
Gujarat State Fertilizers & Chemicals Ltd.	41,642	93,284
Kaveri Seed Co. Ltd.	3,826	50,591
Paradeep Phosphates Ltd.(b)	68,141	167,949
PI Industries Ltd.	14,171	594,076
Rallis India Ltd.	16,917	66,780
Security	Shares	Value
India (continued)
Rashtriya Chemicals & Fertilizers Ltd.	25,195	$42,560
Shree Renuka Sugars Ltd.(a)	117,864	37,904
Sumitomo Chemical India Ltd.	23,184	148,805
Tata Consumer Products Ltd.	111,241	1,344,044
Triveni Engineering & Industries Ltd.	14,655	58,457
UPL Ltd.	84,131	683,101
		4,960,893
Indonesia — 0.7%
Astra Agro Lestari Tbk PT	94,100	41,657
Charoen Pokphand Indonesia Tbk PT	1,378,600	356,876
Inti Agri Resources Tbk PT(a)(c)	2,230,700	—
Japfa Comfeed Indonesia Tbk PT	990,600	98,448
Sawit Sumbermas Sarana Tbk PT	624,600	55,491
Triputra Agro Persada PT	728,900	62,768
		615,240
Israel — 1.3%
ICL Group Ltd.	144,637	940,167
Israel Corp Ltd.	705	228,332
		1,168,499
Italy — 2.0%
CNH Industrial NV	163,868	1,876,289
Japan — 3.6%
Kubota Corp.	183,400	2,120,480
Kumiai Chemical Industry Co. Ltd.	14,100	80,266
Maruha Nichiro Corp.	7,600	169,793
Mitsui DM Sugar Co. Ltd.	2,700	59,504
NH Foods Ltd.	15,800	597,011
Prima Meat Packers Ltd.	4,300	68,898
Sakata Seed Corp.	5,200	126,377
Yamabiko Corp.	5,400	84,827
		3,307,156
Malaysia — 2.2%
Farm Fresh Bhd	139,700	66,783
Genting Plantations Bhd	50,700	58,137
Hextar Global Bhd(d)	332,100	70,350
IOI Corp. Bhd	471,800	431,446
Kuala Lumpur Kepong Bhd	93,800	436,919
QL Resources Bhd	306,160	297,102
SD Guthrie Bhd	389,500	466,078
United Plantations Bhd	47,050	253,363
		2,080,178
Netherlands — 0.1%
OCI NV	19,637	112,204
Norway — 4.8%
Austevoll Seafood ASA	17,021	157,883
Bakkafrost P/F	9,419	409,162
Grieg Seafood ASA(a)(d)	9,571	67,697
Leroy Seafood Group ASA	49,875	244,375
Mowi ASA	87,138	1,792,806
Salmar ASA	12,495	639,879
Yara International ASA	31,030	1,129,607
		4,441,409
Poland — 0.0%
Grupa Azoty SA(a)	9,058	45,362
Qatar — 0.1%
Baladna(a)	129,356	56,743
Russia — 0.0%
PhosAgro PJSC(a)(c)	136	1
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Agriculture Producers ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Russia (continued)
PhosAgro PJSC, GDR(a)(c)(e)	2	$—
Ros Agro PLC, GDR(a)(c)(e)	5,334	1
		2
Saudi Arabia — 2.9%
Almarai Co. JSC	91,829	1,162,093
National Agriculture Development Co. (The)(a)	27,508	152,725
SABIC Agri-Nutrients Co.	43,574	1,408,413
		2,723,231
Singapore — 1.3%
First Resources Ltd.	104,900	139,776
Golden Agri-Resources Ltd.	1,202,600	262,705
Wilmar International Ltd.	358,900	824,839
		1,227,320
South Korea — 0.1%
Harim Holdings Co. Ltd.	8,394	50,355
Hyundai Feed Inc.(a)(c)	20,538	17,705
		68,060
Sweden — 0.4%
Husqvarna AB, Class B	65,515	371,882
Taiwan — 0.5%
Charoen Pokphand Enterprise	32,800	142,552
Sinon Corp.	68,000	93,922
Taiwan Fertilizer Co. Ltd.	119,000	207,166
		443,640
Thailand — 0.6%
Betagro PCL, NVDR	126,600	66,894
Charoen Pokphand Foods PCL, NVDR	707,500	478,657
		545,551
Turkey — 0.3%
Gubre Fabrikalari TAS(a)	15,504	109,851
Hektas Ticaret TAS(a)	704,448	75,018
Turk Traktor ve Ziraat Makineleri AS	4,791	72,015
		256,884
United Kingdom — 0.8%
Cranswick PLC	10,124	697,810
United States — 59.5%
AGCO Corp.	11,879	1,285,189
Alamo Group Inc.	1,928	407,695
Archer-Daniels-Midland Co.	90,019	5,638,790
Bunge Global SA	26,238	2,209,764
Cal-Maine Foods Inc.	8,154	942,929
CF Industries Holdings Inc.	30,355	2,629,654
Corteva Inc.	127,814	9,482,521
Security	Shares	Value
United States (continued)
Darling Ingredients Inc.(a)	29,662	$1,007,321
Deere & Co.	46,507	22,260,110
FMC Corp.	23,333	912,320
Fresh Del Monte Produce Inc.	7,683	278,739
Ingredion Inc.	12,050	1,560,957
Lamb Weston Holdings Inc.	25,118	1,445,039
Lindsay Corp.	2,024	277,754
Mosaic Co. (The)	59,309	1,980,921
Pilgrim's Pride Corp.	8,912	396,138
Scotts Miracle-Gro Co. (The)	8,651	529,614
Titan International Inc.(a)	9,385	82,776
Toro Co. (The)	18,490	1,498,799
Vital Farms Inc.(a)	6,666	340,566
		55,167,596
Total Long-Term Investments — 98.8% (Cost: $108,146,935)		91,628,044
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	88,466	88,510
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	90,000	90,000
Total Short-Term Securities — 0.2% (Cost: $178,464)		178,510
Total Investments — 99.0% (Cost: $108,325,399)		91,806,554
Other Assets Less Liabilities — 1.0%		972,441
Net Assets — 100.0%		$92,778,995

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Agriculture Producers ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$215,352	$—	$(125,987)(a)	$(842)	$(13)	$88,510	88,466	$10,236 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	30,000 (a)	—	—	—	90,000	90,000	6,446	—
				$(842)	$(13)	$178,510		$16,682	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	7	09/19/25	$439	$(3,534)
S&P 500 E-Mini Index	2	09/19/25	647	129
				$(3,405)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$129	$—	$—	$—	$129
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,534	$—	$—	$—	$3,534

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(8,174)	$—	$—	$—	$(8,174)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(5,426)	$—	$—	$—	$(5,426)
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Agriculture Producers ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,885,904
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$64,513,339	$27,096,998	$17,707	$91,628,044
Short-Term Securities
Money Market Funds	178,510	—	—	178,510
	$64,691,849	$27,096,998	$17,707	$91,806,554
Derivative Financial Instruments(a)
Assets
Equity Contracts	$129	$—	$—	$129
Liabilities
Equity Contracts	(3,534)	—	—	(3,534)
	$(3,405)	$—	$—	$(3,405)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2025
iShares® MSCI Global Energy Producers ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 2.3%
Beach Energy Ltd.	47,403	$37,147
Boss Energy Ltd. (a)(b)	12,753	16,249
Deep Yellow Ltd.(a)(b)	28,018	33,108
Karoon Energy Ltd.	22,913	26,333
New Hope Corp. Ltd.	14,980	43,305
Paladin Energy Ltd.(a)	9,581	48,975
Paladin Energy Ltd., NVS(a)(b)	2,531	12,790
Santos Ltd.	97,599	510,964
Whitehaven Coal Ltd.	25,211	108,780
Woodside Energy Group Ltd.	56,900	980,813
Yancoal Australia Ltd.	11,710	41,625
		1,860,089
Austria — 0.3%
OMV AG	4,401	242,405
Brazil — 1.1%
Brava Energia(a)	11,023	40,763
Petroleo Brasileiro SA - Petrobras	111,682	695,200
Petroreconcavo SA	4,315	10,290
PRIO SA(a)	25,430	177,621
		923,874
Canada — 10.4%
Advantage Energy Ltd.(a)	5,060	40,934
ARC Resources Ltd.	17,501	336,805
Athabasca Oil Corp.(a)	15,474	67,829
Baytex Energy Corp.	20,344	45,181
Birchcliff Energy Ltd.	8,320	38,227
Cameco Corp.	13,045	1,009,139
Canadian Natural Resources Ltd.	63,013	1,995,438
Cardinal Energy Ltd.(b)	3,802	20,182
Cenovus Energy Inc.	40,791	678,390
Denison Mines Corp.(a)	26,024	59,880
Energy Fuels Inc./Canada(a)	6,789	78,452
Freehold Royalties Ltd.	4,226	41,172
Headwater Exploration Inc.	6,976	34,592
Imperial Oil Ltd.	5,360	486,375
International Petroleum Corp.(a)(b)	2,306	42,800
Kelt Exploration Ltd.(a)	5,168	25,288
MEG Energy Corp.	7,661	157,588
Meren Energy Inc.	12,837	16,638
NexGen Energy Ltd.(a)(b)	15,937	125,444
NuVista Energy Ltd.(a)	4,934	52,453
Ovintiv Inc.	7,855	330,853
Paramount Resources Ltd., Class A	2,366	35,180
Parex Resources Inc.	3,046	38,370
Peyto Exploration & Development Corp.	5,890	80,157
PrairieSky Royalty Ltd.	6,272	109,926
Strathcona Resources Ltd.	1,288	35,807
Suncor Energy Inc.	36,901	1,525,372
Tamarack Valley Energy Ltd.	15,138	59,412
Topaz Energy Corp.	3,699	67,470
Tourmaline Oil Corp.	11,047	469,116
Vermilion Energy Inc.	4,719	35,633
Whitecap Resources Inc.	36,852	277,460
		8,417,563
China — 2.0%
CGN Mining Co. Ltd.(b)	80,000	28,532
China Coal Energy Co. Ltd., Class H	56,000	68,054
China Shenhua Energy Co. Ltd., Class A	12,400	65,267
China Shenhua Energy Co. Ltd., Class H	102,000	458,370
Security	Shares	Value
China (continued)
Guanghui Energy Co. Ltd., Class A	10,600	$7,888
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	4,500	13,093
Inner Mongolia Yitai Coal Co. Ltd., Class B	28,300	57,292
Kinetic Development Group Ltd.	84,000	12,977
PetroChina Co. Ltd., Class A	38,100	46,657
PetroChina Co. Ltd., Class H	636,000	615,844
Shaanxi Coal Industry Co. Ltd., Class A	17,600	50,367
Shanxi Coking Coal Energy Group Co. Ltd., Class A	11,310	11,213
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	6,100	11,115
United Energy Group Ltd.(b)	350,000	24,646
Yankuang Energy Group Co. Ltd., Class A	11,020	20,050
Yankuang Energy Group Co. Ltd., Class H	98,000	113,999
		1,605,364
Finland — 0.3%
Neste OYJ	12,610	231,753
France — 4.8%
Esso SA Francaise	80	9,115
Etablissements Maurel et Prom SA	1,660	9,879
TotalEnergies SE	61,716	3,874,595
		3,893,589
Greece — 0.1%
HELLENiQ ENERGY Holdings SA	2,867	28,812
Motor Oil Hellas Corinth Refineries SA	2,081	61,335
		90,147
Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	12,423	106,912
India — 4.7%
Bharat Petroleum Corp. Ltd.	45,353	158,563
Chennai Petroleum Corp. Ltd.	1,582	11,581
Coal India Ltd.	55,219	234,668
Gujarat Mineral Development Corp. Ltd.	2,479	11,368
Hindustan Petroleum Corp. Ltd.	28,878	123,147
Indian Oil Corp. Ltd.	83,841	129,920
Oil & Natural Gas Corp. Ltd.	94,519	250,509
Oil India Ltd.	14,423	63,859
Reliance Industries Ltd.	158,894	2,447,067
Reliance Industries Ltd., GDR(c)	6,116	367,586
		3,798,268
Indonesia — 0.5%
Adaro Andalan Indonesia PT(a)	58,500	24,478
Alamtri Resources Indonesia Tbk PT	277,400	29,539
Bukit Asam Tbk PT	116,200	16,907
Bumi Resources Tbk PT(a)	3,232,300	21,373
Dian Swastatika Sentosa Tbk PT(a)	30,100	181,074
Indo Tambangraya Megah Tbk PT	8,500	11,398
Medco Energi Internasional Tbk PT	237,912	16,790
Petrindo Jaya Kreasi Tbk PT	514,700	48,624
Raharja Energi Cepu PT	24,500	9,066
Sugih Energy Tbk PT(a)(d)	206,700	—
United Tractors Tbk PT	45,400	67,152
		426,401
Israel — 0.2%
Delek Group Ltd.	284	62,663
Equital Ltd.(a)	688	30,225
Oil Refineries Ltd.	72,961	18,082
Paz Retail & Energy Ltd.	268	50,552
Tamar Petroleum Ltd.(c)	1,195	14,927
		176,449
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Energy Producers ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Italy — 1.4%
Eni SpA	61,485	$1,099,133
Japan — 1.5%
Cosmo Energy Holdings Co. Ltd.	1,636	78,623
ENEOS Holdings Inc.	81,700	483,778
Idemitsu Kosan Co. Ltd.	23,240	154,180
Inpex Corp.	26,400	448,593
Japan Petroleum Exploration Co. Ltd.	4,900	40,195
		1,205,369
Norway — 1.1%
Aker BP ASA	9,439	238,787
BlueNord ASA	737	36,109
DNO ASA	14,080	21,452
Equinor ASA	23,057	569,020
		865,368
Philippines — 0.0%
Semirara Mining & Power Corp., Class A	22,800	13,127
Poland — 0.5%
ORLEN SA	17,339	370,518
Portugal — 0.3%
Galp Energia SGPS SA	12,464	242,272
Russia — 0.0%
Rosneft Oil Co. PJSC(a)(d)	47,821	6
Saudi Arabia — 1.4%
Saudi Arabian Oil Co.(c)	181,864	1,148,272
South Africa — 0.1%
Exxaro Resources Ltd.	7,303	79,782
Thungela Resources Ltd.	3,967	20,924
		100,706
South Korea — 0.4%
HD Hyundai Co. Ltd.	1,293	127,323
SK Innovation Co. Ltd.	2,025	146,558
S-Oil Corp.	1,333	57,653
		331,534
Spain — 0.7%
Repsol SA	34,766	570,027
Thailand — 0.3%
Bangchak Corp. PCL, NVDR	16,900	16,840
Banpu PCL, NVDR	260,700	38,343
IRPC PCL, NVDR	310,900	9,885
PTT Exploration & Production PCL, NVDR	41,131	142,237
Star Petroleum Refining PCL, NVDR	58,000	8,015
Thai Oil PCL, NVDR	38,400	37,983
		253,303
Turkey — 0.2%
Turkiye Petrol Rafinerileri AS	28,931	121,135
United Arab Emirates — 0.0%
Dana Gas PJSC	160,618	32,929
United Kingdom — 11.8%
BP PLC	476,778	2,788,969
Diversified Energy Co. PLC	1,688	27,502
Energean PLC	4,192	54,081
Harbour Energy PLC	17,270	53,278
Serica Energy PLC	7,233	17,618
Shell PLC	177,134	6,521,958
Security	Shares	Value
United Kingdom (continued)
Yellow Cake PLC(a)(c)	6,403	$44,707
		9,508,113
United States — 52.0%
Antero Resources Corp.(a)	8,832	281,917
APA Corp.	10,852	251,983
BKV Corp.(a)	508	11,842
California Resources Corp.	1,914	95,088
Calumet Inc.(a)(b)	2,060	33,578
Centrus Energy Corp., Class A(a)(b)	489	98,646
Chevron Corp.	58,926	9,463,516
Chord Energy Corp.	1,736	190,769
Civitas Resources Inc.	2,346	86,286
CNX Resources Corp.(a)(b)	4,446	129,823
Comstock Resources Inc.(a)	2,628	42,390
ConocoPhillips	37,941	3,755,021
Core Natural Resources Inc.	1,576	117,034
Coterra Energy Inc.	22,950	560,898
Crescent Energy Co., Class A	5,813	55,456
CVR Energy Inc.	1,028	31,344
Delek U.S. Holdings Inc.	1,857	51,458
Devon Energy Corp.	18,337	661,966
Diamondback Energy Inc.	5,731	852,544
EOG Resources Inc.	16,406	2,047,797
EQT Corp.	17,821	923,841
Expand Energy Corp.	6,796	657,717
Exxon Mobil Corp.	129,548	14,806,041
Granite Ridge Resources Inc.	1,736	9,652
Gulfport Energy Corp.(a)	454	79,010
HF Sinclair Corp.	4,778	243,105
HighPeak Energy Inc.(b)	770	5,929
Kimbell Royalty Partners LP	2,526	35,288
Kosmos Energy Ltd.(a)	13,889	24,861
Magnolia Oil & Gas Corp., Class A	5,388	134,053
Marathon Petroleum Corp.	9,235	1,659,622
Matador Resources Co.	3,554	178,979
Murphy Oil Corp.	4,050	100,683
Northern Oil & Gas Inc.	2,789	72,960
Occidental Petroleum Corp.	22,187	1,056,323
Par Pacific Holdings Inc.(a)	1,606	55,632
PBF Energy Inc., Class A	2,563	70,021
Peabody Energy Corp.	3,736	65,006
Permian Resources Corp., Class A	18,029	257,634
Range Resources Corp.	7,172	245,784
Riley Exploration Permian Inc.	294	8,602
Sable Offshore Corp.(a)(b)	1,637	44,166
SM Energy Co.	3,393	96,870
Talos Energy Inc.(a)	4,052	40,034
Texas Pacific Land Corp.	588	548,886
Uranium Energy Corp.(a)(b)	13,015	139,130
Valero Energy Corp.	9,438	1,434,670
Viper Energy Inc., Class A	5,090	202,811
Vital Energy Inc.(a)	851	15,165
Vitesse Energy Inc.	880	23,417
		42,055,248
Total Common Stocks — 98.5% (Cost: $64,558,639)		79,689,874
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Energy Producers ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Preferred Stocks
Brazil — 1.0%
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	138,946	$797,001
Total Preferred Stocks — 1.0% (Cost: $461,011)		797,001
Total Long-Term Investments — 99.5% (Cost: $65,019,650)		80,486,875
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	714,080	714,437
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(e)(f)	60,000	60,000
Total Short-Term Securities — 0.9% (Cost: $774,429)		774,437
Total Investments — 100.4% (Cost: $65,794,079)		81,261,312
Liabilities in Excess of Other Assets — (0.4)%		(347,008)
Net Assets — 100.0%		$80,914,304

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$495,074	$219,539 (a)	$—	$97	$(273)	$714,437	714,080	$6,495 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	60,000 (a)	—	—	—	60,000	60,000	8,577	—
				$97	$(273)	$774,437		$15,072	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Energy Select Sector Index	4	09/19/25	$378	$20,039
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Energy Producers ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$20,039	$—	$—	$—	$20,039

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(74,116)	$—	$—	$—	$(74,116)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$18,977	$—	$—	$—	$18,977
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$354,180
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$51,844,682	$27,845,186	$6	$79,689,874
Preferred Stocks	797,001	—	—	797,001
Short-Term Securities
Money Market Funds	774,437	—	—	774,437
	$53,416,120	$27,845,186	$6	$81,261,312
Derivative Financial Instruments(a)
Assets
Equity Contracts	$20,039	$—	$—	$20,039

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
10

Schedule of Investments
August 31, 2025
iShares® MSCI Global Gold Miners ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 5.3%
Catalyst Metals Ltd.(a)	1,412,196	$6,729,352
Emerald Resources NL(a)(b)	4,018,018	10,026,836
Genesis Minerals Ltd.(a)(b)	7,136,220	21,348,380
Gold Road Resources Ltd.	8,254,253	18,194,058
Ora Banda Mining Ltd.(a)	7,677,797	4,312,422
Regis Resources Ltd.(a)	3,505,107	10,557,986
West African Resources Ltd.(a)	8,970,934	18,405,004
Westgold Resources Ltd.	4,673,810	10,653,236
		100,227,274
Canada — 55.4%
Agnico Eagle Mines Ltd.	1,818,555	262,199,786
Alamos Gold Inc., Class A	1,989,229	60,603,154
Aris Mining Corp.(a)	904,627	7,871,477
B2Gold Corp.	7,070,191	29,189,925
Barrick Mining Corp.	5,640,584	150,445,693
Centerra Gold Inc.	1,621,309	13,233,971
Eldorado Gold Corp.(a)	1,134,295	28,123,016
Equinox Gold Corp.(a)	4,142,112	36,222,933
G Mining Ventures Corp.(a)(b)	716,999	10,749,634
IAMGOLD Corp.(a)	3,241,951	30,192,269
Kinross Gold Corp.	4,145,440	86,660,780
Lundin Gold Inc.	623,578	38,345,041
New Gold Inc.(a)	5,033,908	29,689,922
OceanaGold Corp.	1,091,849	19,955,153
Pan American Silver Corp.	1,426,099	48,379,475
SSR Mining Inc.(a)	1,495,834	28,863,437
Torex Gold Resources Inc.(a)	577,804	19,273,456
Wesdome Gold Mines Ltd.(a)	1,163,909	15,449,857
Wheaton Precious Metals Corp.	1,427,460	143,354,049
		1,058,803,028
China — 5.4%
China Gold International Resources Corp. Ltd.(b)	1,210,100	17,152,507
Zijin Mining Group Co. Ltd., Class A	4,033,635	13,141,015
Zijin Mining Group Co. Ltd., Class H	21,802,000	72,392,915
		102,686,437
Indonesia — 0.8%
Aneka Tambang Tbk	80,605,400	14,940,764
Peru — 1.0%
Cia. de Minas Buenaventura SAA, ADR	1,037,731	19,862,171
Russia — 0.0%
Polyus PJSC(a)(c)	625,470	8
Security	Shares	Value
South Africa — 11.3%
Anglogold Ashanti PLC	1,420,759	$79,953,996
DRDGOLD Ltd.	6,265,143	11,463,553
Gold Fields Ltd.	2,606,687	86,769,957
Harmony Gold Mining Co. Ltd.	2,839,985	37,811,225
		215,998,731
Turkey — 0.3%
Turk Altin Isletmeleri AS(a)(b)	10,842,374	6,347,714
United Kingdom — 2.1%
Endeavour Mining PLC	854,911	29,351,620
Hochschild Mining PLC	2,978,004	11,331,887
		40,683,507
United States — 18.1%
Coeur Mining Inc.(a)	3,505,454	46,096,720
Newmont Corp.	4,023,687	299,362,313
		345,459,033
Total Long-Term Investments — 99.7% (Cost: $1,148,042,562)		1,905,008,667
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	16,158,839	16,166,918
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	520,000	520,000
Total Short-Term Securities — 0.9% (Cost: $16,685,508)		16,686,918
Total Investments — 100.6% (Cost: $1,164,728,070)		1,921,695,585
Liabilities in Excess of Other Assets — (0.6)%		(11,689,940)
Net Assets — 100.0%		$1,910,005,645

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Gold Miners ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,640,134	$12,525,746 (a)	$—	$1,126	$(88)	$16,166,918	16,158,839	$69,554 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	170,000	350,000 (a)	—	—	—	520,000	520,000	27,955	—
				$1,126	$(88)	$16,686,918		$97,509	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index	17	09/18/25	$4,198	$165,095
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$165,095	$—	$—	$—	$165,095

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$265,578	$—	$—	$—	$265,578
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$117,569	$—	$—	$—	$117,569
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$4,229,493
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Gold Miners ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,424,124,232	$480,884,427	$8	$1,905,008,667
Short-Term Securities
Money Market Funds	16,686,918	—	—	16,686,918
	$1,440,811,150	$480,884,427	$8	$1,921,695,585
Derivative Financial Instruments(a)
Assets
Equity Contracts	$165,095	$—	$—	$165,095

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Global Metals & Mining Producers ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 22.5%
BHP Group Ltd.	3,865,044	$107,730,235
BlueScope Steel Ltd.	333,592	4,997,775
Champion Iron Ltd.	284,226	834,423
Deterra Royalties Ltd.	321,135	878,772
Develop Global Ltd.(a)	200,039	506,173
Fortescue Ltd.	1,289,439	16,263,917
IGO Ltd.	517,865	1,762,988
Iluka Resources Ltd.	329,278	1,359,067
Imdex Ltd.	390,260	769,549
IperionX Ltd.(a)	221,857	959,378
Leo Lithium Ltd.(b)	1,454,959	190,249
Liontown Resources Ltd.(a)(c)	1,357,712	830,967
Lynas Rare Earths Ltd.(a)	640,665	5,803,000
MAC Copper Ltd.(a)(c)	43,813	529,183
Mineral Resources Ltd.(a)(c)	134,162	3,256,662
Nickel Industries Ltd.	1,487,406	678,218
Perenti Ltd.	647,011	998,791
Pilbara Minerals Ltd.(a)	2,318,343	3,703,065
Rio Tinto Ltd.	282,657	21,351,077
Sandfire Resources Ltd.(a)	351,124	2,873,352
Sims Ltd.	126,148	1,170,871
South32 Ltd.	3,429,231	6,055,006
Stanmore Resources Ltd.	282,160	343,499
Vulcan Energy Resources Ltd.(a)	117,159	316,923
Vulcan Steel Ltd.	51,071	217,626
WA1 Resources Ltd.(a)	33,485	390,631
		184,771,397
Austria — 0.3%
voestalpine AG	81,100	2,686,898
Belgium — 0.2%
Bekaert SA	26,084	1,172,150
Brazil — 3.5%
Cia. Siderurgica Nacional SA	460,573	646,451
Vale SA	2,764,932	28,333,433
		28,979,884
Canada — 6.0%
Algoma Steel Group Inc.	66,407	323,005
Altius Minerals Corp.	29,163	636,623
Capstone Copper Corp.(a)	437,409	3,127,649
Collective Mining Ltd.(a)(c)	35,408	463,306
ERO Copper Corp.(a)	74,956	1,076,297
First Quantum Minerals Ltd.(a)	539,916	9,462,830
Foran Mining Corp.(a)	205,355	450,081
Hudbay Minerals Inc.	299,402	3,592,780
Ivanhoe Electric Inc.(a)(c)	65,378	583,172
Ivanhoe Mines Ltd., Class A(a)(c)	569,451	5,033,775
Labrador Iron Ore Royalty Corp.	48,980	957,952
Lithium Americas Corp.(a)(c)	146,445	438,263
Lundin Mining Corp.	521,321	6,031,813
Major Drilling Group International Inc.(a)	61,277	431,908
NGEx Minerals Ltd.(a)	103,180	1,588,252
Sigma Lithium Corp.(a)	45,030	302,151
Solaris Resources Inc.(a)	68,931	379,451
Taseko Mines Ltd.(a)	243,314	793,714
Teck Resources Ltd., Class B	354,738	12,129,826
TMC the metals Co. Inc.(a)(c)	166,325	891,502
Vizsla Silver Corp.(a)	246,749	901,941
		49,596,291
Security	Shares	Value
Chile — 0.0%
CAP SA(a)	50,211	$269,948
China — 3.9%
Aluminum Corp. of China Ltd., Class A	592,465	651,707
Aluminum Corp. of China Ltd., Class H	2,852,000	2,555,070
Baoshan Iron & Steel Co. Ltd., Class A	988,793	962,337
China Hongqiao Group Ltd.	2,121,500	6,983,041
China Metal Recycling Holdings Ltd., NVS(a)(b)	132,000	—
China Nonferrous Mining Corp Ltd.	1,030,000	1,379,266
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	163,870	1,308,665
China Rare Earth Resources & Technology Co. Ltd., Class A(a)	48,000	393,149
Citic Pacific Special Steel Group Co. Ltd., Class A	161,900	297,066
CMOC Group Ltd., Class A	796,400	1,383,673
CMOC Group Ltd., Class H	2,844,000	4,375,384
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	101,200	274,392
Huaibei Mining Holdings Co. Ltd., Class A	120,200	210,454
Hunan Valin Steel Co. Ltd., Class A	317,700	265,204
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	2,057,421	805,939
Jiangxi Copper Co. Ltd., Class A	93,425	366,141
Jiangxi Copper Co. Ltd., Class H	792,000	2,332,122
Jinchuan Group International Resources Co. Ltd.(b)(c)	2,398,000	177,185
Jinduicheng Molybdenum Co. Ltd., Class A	145,400	306,476
Maanshan Iron & Steel Co. Ltd., Class H(a)	1,040,000	322,544
MMG Ltd.(a)	3,247,600	2,169,801
Shandong Nanshan Aluminum Co. Ltd., Class A	532,430	303,439
Shanjin International Gold Co. Ltd., Class A	131,440	363,735
Shougang Fushan Resources Group Ltd.	1,580,000	559,011
Tiangong International Co. Ltd.	1,022,000	329,326
Tianshan Aluminum Group Co. Ltd., Class A	224,860	318,555
Tongling Nonferrous Metals Group Co. Ltd., Class A	594,700	376,884
Wanguo Gold Group Ltd.(c)	204,000	796,075
Western Mining Co. Ltd., Class A	107,400	281,641
Western Superconducting Technologies Co. Ltd., Class A	30,036	263,134
Xiamen Tungsten Co. Ltd., Class A	70,499	304,816
Yunnan Aluminium Co. Ltd., Class A	159,700	434,453
		31,850,685
Finland — 0.2%
Outokumpu OYJ	281,918	1,159,892
France — 1.8%
Aperam SA	33,733	1,024,120
ArcelorMittal SA	357,148	11,898,312
Constellium SE, Class A(a)	97,688	1,415,499
Eramet SA(c)	6,455	385,371
		14,723,302
Germany — 0.9%
Aurubis AG(c)	24,089	2,734,909
Salzgitter AG	22,880	596,732
thyssenkrupp AG	378,126	4,001,568
		7,333,209
India — 5.6%
APL Apollo Tubes Ltd.	136,371	2,482,091
Godawari Power and Ispat Ltd.	171,015	451,274
Gravita India Ltd.	25,290	464,895
Hindalco Industries Ltd.	1,026,672	8,204,512
Hindustan Copper Ltd.	223,868	584,201
Jai Balaji Industries Ltd.(a)	140,703	165,164
Jindal Saw Ltd.	172,130	385,470
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Metals & Mining Producers ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Jindal Stainless Ltd.	252,228	$2,183,678
Jindal Steel Ltd.	271,856	2,916,356
JSW Steel Ltd.	465,514	5,426,561
Kirloskar Ferrous Industries Ltd.	49,234	306,611
Maharashtra Seamless Ltd.	30,411	221,323
Mishra Dhatu Nigam Ltd.(d)	33,435	137,107
MOIL Ltd.	47,408	177,804
National Aluminium Co. Ltd.	632,647	1,337,719
NMDC Ltd.	2,355,449	1,839,989
NMDC Steel Ltd.(a)	577,490	247,953
PTC Industries Ltd.(a)	3,414	542,188
Ramkrishna Forgings Ltd.	61,812	397,328
Ratnamani Metals & Tubes Ltd.	21,372	579,096
Sandur Manganese & Iron Ores Ltd. (The)	29,282	143,416
Sarda Energy & Minerals Ltd.	65,978	447,525
Surya Roshni Ltd.	50,639	163,071
Tata Steel Ltd.	5,615,996	9,846,060
Tata Steel Ltd., GDR(c)(e)	8,951	159,131
Usha Martin Ltd.	106,232	460,242
Vedanta Ltd.	1,041,463	4,971,663
Welspun Corp. Ltd.	70,187	671,968
		45,914,396
Indonesia — 1.0%
Amman Mineral Internasional PT(a)	11,043,612	5,263,482
Bumi Resources Minerals Tbk PT(a)	42,613,000	1,220,823
Merdeka Copper Gold Tbk PT(a)	7,453,886	1,123,651
Petrosea Tbk PT	2,304,000	529,445
Vale Indonesia Tbk PT	1,654,600	375,787
		8,513,188
Japan — 5.8%
Aichi Steel Corp.	23,600	461,321
Daido Steel Co. Ltd.	98,400	841,858
Dowa Holdings Co. Ltd.	40,500	1,421,950
JFE Holdings Inc.	437,800	5,442,633
JX Advanced Metals Corp.	424,200	3,905,309
Kobe Steel Ltd.	270,400	3,318,304
Kyoei Steel Ltd.	13,300	205,087
Maruichi Steel Tube Ltd.	44,700	1,151,354
Mitsubishi Materials Corp.	96,000	1,644,738
Mitsui Mining & Smelting Co. Ltd.	43,700	3,081,300
Nippon Light Metal Holdings Co. Ltd.	42,440	590,709
Nippon Steel Corp.	736,505	15,512,990
Nittetsu Mining Co. Ltd.	7,000	400,702
Osaka Steel Co. Ltd.(c)	9,700	172,589
Sumitomo Metal Mining Co. Ltd.	187,900	5,084,552
Tokyo Steel Manufacturing Co. Ltd.	40,900	460,077
UACJ Corp.	28,538	1,218,095
Yamato Kogyo Co. Ltd.	29,900	1,958,218
Yodogawa Steel Works Ltd.	79,500	738,864
		47,610,650
Malaysia — 0.5%
Press Metal Aluminium Holdings Bhd	2,814,100	3,704,196
Mexico — 1.9%
Grupo Mexico SAB de CV, Series B, Class B	2,371,112	15,543,173
Netherlands — 0.1%
AMG Critical Materials NV	23,700	728,668
New Zealand — 0.0%
Vulcan Steel Ltd., NVS	5,675	24,183
Security	Shares	Value
Norway — 0.8%
Norsk Hydro ASA	1,054,545	$6,835,335
Peru — 0.8%
Southern Copper Corp.	68,028	6,536,791
Poland — 0.7%
Grupa Kety SA	7,522	1,902,689
Jastrzebska Spolka Weglowa SA, Class S(a)	39,500	245,734
KGHM Polska Miedz SA(a)	107,166	3,764,482
		5,912,905
Qatar — 0.1%
Qatar Aluminum Manufacturing Co.	2,087,602	816,780
Russia — 0.0%
Alrosa PJSC(a)(b)	2,886,002	359
GMK Norilskiy Nickel PAO(a)(b)	47,600	—
Novolipetsk Steel PJSC(a)(b)	11,120	2
Severstal PAO(a)(b)	233,400	29
United Co. RUSAL International PJSC(a)(b)	3,450,000	429
		819
Saudi Arabia — 1.9%
Al Masane Al Kobra Mining Co.	27,564	452,165
East Pipes Integrated Co. for Industry	11,487	324,955
Saudi Arabian Mining Co.(a)	1,036,366	14,360,547
Saudi Steel Pipe Co.	15,834	208,849
Zamil Industrial Investment Co.(a)	22,386	210,891
		15,557,407
South Africa — 2.7%
African Rainbow Minerals Ltd.(c)	85,515	887,578
Impala Platinum Holdings Ltd.(a)	688,619	6,248,608
Northam Platinum Holdings Ltd.	274,924	3,080,445
Sibanye Stillwater Ltd.(a)	2,150,720	4,091,307
Valterra Platinum Ltd.	161,602	7,410,765
		21,718,703
South Korea — 2.0%
Hyundai Steel Co.	66,397	1,525,904
Korea Zinc Co. Ltd.	3,049	1,800,560
Poongsan Corp.	12,949	1,102,592
POSCO Holdings Inc.	55,463	11,321,337
Seah Besteel Holdings Corp.	9,993	199,324
SeAH Steel Holdings Corp.(c)	1,024	135,748
		16,085,465
Spain — 0.2%
Acerinox SA	143,144	1,766,079
Sweden — 1.6%
Alleima AB	144,238	1,066,023
Boliden AB(a)	216,420	7,459,554
Granges AB	81,344	1,193,199
SSAB AB, Class A	166,708	970,337
SSAB AB, Class B	482,694	2,739,444
		13,428,557
Taiwan — 1.4%
Century Iron & Steel Industrial Co. Ltd.	136,000	813,330
China Steel Corp.	8,985,612	5,892,634
Chung Hung Steel Corp.(a)	650,000	340,159
Evergreen Steel Corp.	145,000	422,823
Feng Hsin Steel Co. Ltd.	333,918	728,481
Gloria Material Technology Corp.	348,000	434,264
Hsin Kuang Steel Co. Ltd.	152,000	216,720
TA Chen Stainless Pipe	1,453,721	1,845,731
Tung Ho Steel Enterprise Corp.	367,700	762,492
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Metals & Mining Producers ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Yieh Phui Enterprise Co. Ltd.(a)	673,831	$331,024
		11,787,658
Turkey — 0.4%
Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret A/S(a)(c)	20,400	253,019
Eregli Demir ve Celik Fabrikalari TAS	2,679,138	1,945,470
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class A(a)	182,322	175,692
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D(a)	584,637	418,214
Kocaer Celik Sanayi Ve Ticaret A/S	410,806	153,319
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	140,274	269,522
		3,215,236
United Kingdom — 14.8%
Anglo American PLC, NVS	852,160	26,242,200
Antofagasta PLC	300,267	8,712,641
Atalaya Mining Copper SA	80,384	584,521
Glencore PLC	7,718,943	30,494,042
Hill & Smith PLC	60,925	1,742,652
Rio Tinto PLC	859,377	53,721,217
		121,497,273
United States — 17.4%
Alcoa Corp.	197,095	6,344,488
Alpha Metallurgical Resources Inc.(a)	8,329	1,242,603
Carpenter Technology Corp.	37,904	9,130,316
Century Aluminum Co.(a)	42,267	943,822
Cleveland-Cliffs Inc.(a)	375,993	4,041,925
Commercial Metals Co.	85,228	4,915,099
Compass Minerals International Inc.(a)	27,426	522,465
Freeport-McMoRan Inc.	1,093,575	48,554,730
Kaiser Aluminum Corp.	12,289	956,944
Materion Corp.	15,846	1,755,737
Metallus Inc.(a)	29,625	486,739
MP Materials Corp.(a)	93,346	6,640,634
Nucor Corp.	175,702	26,132,158
Ramaco Resources Inc., Class A	29,563	766,569
Reliance Inc.	40,042	11,838,818
Ryerson Holding Corp.	20,145	459,306
Steel Dynamics Inc.	107,386	14,058,975
SunCoke Energy Inc.	65,990	509,443
USA Rare Earth Inc.(a)(c)	14,673	218,921
Warrior Met Coal Inc.	39,966	2,443,521
Worthington Steel Inc.	24,893	828,937
		142,792,150
Total Common Stocks — 99.0% (Cost: $881,280,283)		812,533,268
Security	Shares	Value
Preferred Stocks
Brazil — 0.6%
Bradespar SA, Preference Shares, NVS	192,729	$582,256
Cia. de Ferro Ligas da Bahia FERBASA, Preference Shares, NVS	117,485	139,547
Gerdau SA, Preference Shares, NVS	997,366	3,064,658
Metalurgica Gerdau SA, Preference Shares, NVS	483,147	842,991
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	345,464	278,443
		4,907,895
Russia — 0.0%
Mechel PJSC, Preference Shares, NVS(a)(b)	96,000	12
Total Preferred Stocks — 0.6% (Cost: $5,073,007)		4,907,907
Total Long-Term Investments — 99.6% (Cost: $886,353,290)		817,441,175
Short-Term Securities
Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	10,998,669	11,004,168
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	790,000	790,000
Total Short-Term Securities — 1.4% (Cost: $11,793,300)		11,794,168
Total Investments — 101.0% (Cost: $898,146,590)		829,235,343
Liabilities in Excess of Other Assets — (1.0)%		(8,262,047)
Net Assets — 100.0%		$820,973,296

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
16

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Metals & Mining Producers ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$26,051,082	$—	$(15,045,538)(a)	$6,469	$(7,845)	$11,004,168	10,998,669	$346,239 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,100,000	—	(310,000)(a)	—	—	790,000	790,000	65,934	—
				$6,469	$(7,845)	$11,794,168		$412,173	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Energy Select Sector Index	5	09/19/25	$473	$20,085
MSCI Emerging Markets Index	43	09/19/25	2,719	(8,108)
				$11,977
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$20,085	$—	$—	$—	$20,085
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,108	$—	$—	$—	$8,108

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$974,375	$—	$—	$—	$974,375
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(87,483)	$—	$—	$—	$(87,483)
17
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Metals & Mining Producers ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,145,140
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$247,817,302	$564,347,713	$368,253	$812,533,268
Preferred Stocks	4,907,895	—	12	4,907,907
Short-Term Securities
Money Market Funds	11,794,168	—	—	11,794,168
	$264,519,365	$564,347,713	$368,265	$829,235,343
Derivative Financial Instruments(a)
Assets
Equity Contracts	$20,085	$—	$—	$20,085
Liabilities
Equity Contracts	(8,108)	—	—	(8,108)
	$11,977	$—	$—	$11,977

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
18

Schedule of Investments
August 31, 2025
iShares® MSCI Global Silver and Metals Miners ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 53.7%
Agnico Eagle Mines Ltd.	120,630	$17,392,468
Aya Gold & Silver Inc.(a)(b)	1,457,094	14,482,348
Discovery Silver Corp.(a)(b)	5,558,372	17,686,741
Dundee Precious Metals Inc.	327,175	6,065,370
Eldorado Gold Corp.(a)	218,794	5,424,645
Endeavour Silver Corp.(a)(b)	2,884,266	18,019,443
First Majestic Silver Corp.	1,808,913	16,556,622
First Majestic Silver Corp.	973,940	8,901,812
Fortuna Mining Corp.(a)(b)	509,578	3,929,392
Kinross Gold Corp.	770,375	16,104,756
Lundin Gold Inc.	105,934	6,514,091
MAG Silver Corp.	699,631	17,127,167
New Gold Inc.(a)	941,797	5,554,706
Orla Mining Ltd.(a)(b)	376,126	4,151,942
Pan American Silver Corp.	244,177	8,283,545
Perpetua Resources Corp.(a)	130,683	2,465,988
Seabridge Gold Inc.(a)(b)	139,848	2,441,879
Silvercorp Metals Inc.(b)	2,770,127	13,393,267
Skeena Resources Ltd.(a)(b)	129,569	2,171,827
SSR Mining Inc.(a)(b)	301,154	5,811,032
Wheaton Precious Metals Corp.	169,845	17,056,848
		209,535,889
China — 2.9%
China Gold International Resources Corp. Ltd.	383,700	5,438,738
Zhaojin Mining Industry Co. Ltd., Class H	1,826,500	5,737,060
		11,175,798
Mexico — 12.5%
Industrias Penoles SAB de CV(a)	1,497,745	48,827,875
Peru — 1.2%
Cia. de Minas Buenaventura SAA, ADR	234,177	4,482,148
South Africa — 1.5%
Harmony Gold Mining Co. Ltd.	432,488	5,758,094
Security	Shares	Value
United Kingdom — 10.0%
Fresnillo PLC	1,524,536	$36,933,489
Hochschild Mining PLC	580,755	2,209,886
		39,143,375
United States — 18.1%
Coeur Mining Inc.(a)	604,378	7,947,571
Hecla Mining Co.	4,347,413	36,996,485
Newmont Corp.	345,881	25,733,546
		70,677,602
Total Long-Term Investments — 99.9% (Cost: $250,879,167)		389,600,781
Short-Term Securities
Money Market Funds — 13.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	51,699,971	51,725,821
Total Short-Term Securities — 13.3% (Cost: $51,723,434)		51,725,821
Total Investments — 113.2% (Cost: $302,602,601)		441,326,602
Liabilities in Excess of Other Assets — (13.2)%		(51,306,751)
Net Assets — 100.0%		$390,019,851

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,912,338	$47,814,401 (a)	$—	$(2,393)	$1,475	$51,725,821	51,699,971	$125,008 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	280,000	—	(280,000)(a)	—	—	—	—	9,714	—
				$(2,393)	$1,475	$51,725,821		$134,722	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
19
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Silver and Metals Miners ETF

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$72,764	$—	$—	$—	$72,764
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(15,451)	$—	$—	$—	$(15,451)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$723,605
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$333,523,514	$56,077,267	$—	$389,600,781
Short-Term Securities
Money Market Funds	51,725,821	—	—	51,725,821
	$385,249,335	$56,077,267	$—	$441,326,602
See notes to financial statements.
Schedule of Investments
20

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$91,628,044	$80,486,875	$1,905,008,667	$817,441,175
Investments, at value—affiliated(c)	178,510	774,437	16,686,918	11,794,168
Cash	967	11,313	275,879	10,854
Cash pledged for futures contracts	—	32,000	232,000	129,000
Foreign currency collateral pledged for futures contracts	18,718	—	—	—
Foreign currency, at value(d)	128,945	145,256	2,443,764	573,496
Receivables:
Investments sold	813,195	—	—	—
Securities lending income—affiliated	464	232	13,406	18,883
Capital shares sold	—	—	2,119,194	—
Dividends—unaffiliated	264,309	531,447	2,289,360	3,488,254
Dividends—affiliated	531	826	1,183	3,916
Tax reclaims	15,661	20,041	—	120,209
Variation margin on futures contracts	—	1,528	21,758	—
Foreign withholding tax claims	—	—	—	27,128
Total assets	93,049,344	82,003,955	1,929,092,129	833,607,083
LIABILITIES
Collateral on securities loaned, at value	87,723	713,243	16,166,599	10,995,513
Payables:
Investments purchased	—	20,302	2,353,991	22,104
Capital shares redeemed	—	—	—	33,983
Deferred foreign capital gain tax	148,874	277,672	—	1,249,036
Foreign taxes	115	—	—	54,502
Investment advisory fees	31,688	26,114	565,894	264,391
IRS compliance fee for foreign withholding tax claims	—	52,320	—	—
Variation margin on futures contracts	1,949	—	—	14,258
Total liabilities	270,349	1,089,651	19,086,484	12,633,787
Commitments and contingent liabilities
NET ASSETS	$92,778,995	$80,914,304	$1,910,005,645	$820,973,296
NET ASSETS CONSIST OF
Paid-in capital	$129,826,891	$77,331,615	$1,264,369,632	$1,108,784,192
Accumulated earnings (loss)	(37,047,896)	3,582,689	645,636,013	(287,810,896)
NET ASSETS	$92,778,995	$80,914,304	$1,910,005,645	$820,973,296
NET ASSET VALUE
Shares outstanding	2,300,000	3,200,000	35,550,000	20,000,000
Net asset value	$40.34	$25.29	$53.73	$41.05
Shares authorized	500 million	500 million	500 million	500 million
Par value	$0.001	$0.001	$0.001	$0.001
(a) Investments, at cost—unaffiliated	$108,146,935	$65,019,650	$1,148,042,562	$886,353,290
(b) Securities loaned, at value	$84,176	$693,533	$15,603,039	$10,578,325
(c) Investments, at cost—affiliated	$178,464	$774,429	$16,685,508	$11,793,300
(d) Foreign currency, at cost	$129,013	$144,657	$2,454,478	$572,371
See notes to financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities (continued)
August 31, 2025

iShares MSCI Global Silver and Metals Miners ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$389,600,781
Investments, at value—affiliated(c)	51,725,821
Foreign currency, at value(d)	162,812
Receivables:
Investments sold	407,751
Securities lending income—affiliated	15,928
Dividends—unaffiliated	197,465
Dividends—affiliated	2,708
Variation margin on futures contracts	25
Total assets	442,113,291
LIABILITIES
Bank overdraft	241,587
Collateral on securities loaned, at value	51,733,340
Payables:
Investments purchased	245
Investment advisory fees	118,268
Total liabilities	52,093,440
Commitments and contingent liabilities
NET ASSETS	$390,019,851
NET ASSETS CONSIST OF
Paid-in capital	$308,303,084
Accumulated earnings	81,716,767
NET ASSETS	$390,019,851
NET ASSET VALUE
Shares outstanding	18,000,000
Net asset value	$21.67
Shares authorized	500 million
Par value	$0.001
(a) Investments, at cost—unaffiliated	$250,879,167
(b) Securities loaned, at value	$52,207,801
(c) Investments, at cost—affiliated	$51,723,434
(d) Foreign currency, at cost	$163,189
See notes to financial statements.
Statements of Assets and Liabilities
22

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF
INVESTMENT INCOME
Dividends—unaffiliated	$3,004,967	$3,713,939	$18,521,619	$25,733,489
Dividends—affiliated	6,446	8,577	27,955	65,934
Interest—unaffiliated	1,295	1,206	3,654	12,602
Securities lending income—affiliated—net	10,236	6,495	69,554	346,239
Other income—unaffiliated	—	—	—	232
Foreign taxes withheld	(126,670)	(160,249)	(1,696,839)	(1,229,788)
Foreign withholding tax claims	—	47,888	—	38,371
IRS compliance fee for foreign withholding tax claims	—	(3,154)	—	—
Total investment income	2,896,274	3,614,702	16,925,943	24,967,079
EXPENSES
Investment advisory	380,547	332,898	4,371,539	3,135,620
Commitment costs	700	500	—	8,595
Interest expense	51	178	4,008	76
Professional	—	31,236	—	9,850
Total expenses	381,298	364,812	4,375,547	3,154,141
Net investment income	2,514,976	3,249,890	12,550,396	21,812,938
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(2,405,047)	(2,164,768)	728,082	(29,737,850)
Investments—affiliated	(842)	97	1,126	6,469
Foreign currency transactions	(1,053)	14,402	130,271	174,703
Futures contracts	(8,174)	(74,116)	265,578	974,375
In-kind redemptions—unaffiliated(b)	(2,629,774)	5,821,005	67,645,033	(11,475,195)
	(5,044,890)	3,596,620	68,770,090	(40,057,498)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	13,335,078	(5,962,353)	669,711,298	75,098,988
Investments—affiliated	(13)	(273)	(88)	(7,845)
Foreign currency translations	(4,080)	2,804	(14,619)	(22,650)
Futures contracts	(5,426)	18,977	117,569	(87,483)
	13,325,559	(5,940,845)	669,814,160	74,981,010
Net realized and unrealized gain (loss)	8,280,669	(2,344,225)	738,584,250	34,923,512
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,795,645	$905,665	$751,134,646	$56,736,450
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(74,810)	$(8,838)	$—	$(459,737)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction/increase in deferred foreign capital gain tax of	$87,449	$(39,266)	$—	$875,116
See notes to financial statements.
23
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations (continued)
Year Ended August 31, 2025

iShares MSCI Global Silver and Metals Miners ETF
INVESTMENT INCOME
Dividends—unaffiliated	$2,369,865
Dividends—affiliated	9,714
Interest—unaffiliated	284
Securities lending income—affiliated—net	125,008
Foreign taxes withheld	(281,344)
Total investment income	2,223,527
EXPENSES
Investment advisory	1,038,387
Interest expense	3,078
Total expenses	1,041,465
Net investment income	1,182,062
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	20,704,448
Investments—affiliated	(2,393)
Foreign currency transactions	80,107
Futures contracts	72,764
In-kind redemptions—unaffiliated(a)	15,324,738
36,179,664
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	127,075,901
Investments—affiliated	1,475
Foreign currency translations	(9,440)
Futures contracts	(15,451)
127,052,485
Net realized and unrealized gain	163,232,149
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,414,211
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
24

Statements of Changes in Net Assets

	iShares MSCI Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,514,976	$2,644,968	$3,249,890	$3,922,535
Net realized gain (loss)	(5,044,890)	(20,325,482)	3,596,620	11,347,883
Net change in unrealized appreciation (depreciation)	13,325,559	4,921,166	(5,940,845)	(8,916,223)
Net increase (decrease) in net assets resulting from operations	10,795,645	(12,759,348)	905,665	6,354,195
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,348,185)	(3,575,318)	(3,561,593)	(4,418,592)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(22,943,431)	(88,547,923)	(18,402,699)	(17,803,865)
NET ASSETS
Total decrease in net assets	(14,495,971)	(104,882,589)	(21,058,627)	(15,868,262)
Beginning of year	107,274,966	212,157,555	101,972,931	117,841,193
End of year	$92,778,995	$107,274,966	$80,914,304	$101,972,931

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
25
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$12,550,396	$7,918,655	$21,812,938	$35,906,522
Net realized gain (loss)	68,770,090	937,976	(40,057,498)	4,016,106
Net change in unrealized appreciation (depreciation)	669,814,160	170,270,384	74,981,010	(38,984,573)
Net increase in net assets resulting from operations	751,134,646	179,127,015	56,736,450	938,055
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,946,637)	(8,152,067)	(27,831,516)	(45,696,582)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	622,611,285	(6,987,051)	(174,382,061)	(452,237,783)
NET ASSETS
Total increase (decrease) in net assets	1,359,799,294	163,987,897	(145,477,127)	(496,996,310)
Beginning of year	550,206,351	386,218,454	966,450,423	1,463,446,733
End of year	$1,910,005,645	$550,206,351	$820,973,296	$966,450,423

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
26

Statements of Changes in Net Assets(continued)

	iShares MSCI Global Silver and Metals Miners ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,182,062	$1,521,264
Net realized gain (loss)	36,179,664	(14,972,733)
Net change in unrealized appreciation (depreciation)	127,052,485	62,068,092
Net increase in net assets resulting from operations	164,414,211	48,616,623
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,253,233)	(1,586,649)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,465,614)	15,255,408
NET ASSETS
Total increase in net assets	160,695,364	62,285,382
Beginning of year	229,324,487	167,039,105
End of year	$390,019,851	$229,324,487

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
27
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Agriculture Producers ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$36.99	$40.03	$43.28	$39.82	$28.60
Net investment income(a)	0.98	0.68	0.87	0.86	0.60
Net realized and unrealized gain (loss)(b)	3.33	(2.80)	(3.31)	3.25	11.11
Net increase (decrease) from investment operations	4.31	(2.12)	(2.44)	4.11	11.71
Distributions from net investment income(c)	(0.96)	(0.92)	(0.81)	(0.65)	(0.49)
Net asset value, end of year	$40.34	$36.99	$40.03	$43.28	$39.82
Total Return(d)
Based on net asset value	11.77%	(5.23)%	(5.70)%	10.43%	41.16%
Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.58%	1.82%	2.09%	2.00%	1.60%
Supplemental Data
Net assets, end of year (000)	$92,779	$107,275	$212,158	$292,172	$85,612
Portfolio turnover rate(f)	19%	7%	12%	10%	6%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
28

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$25.82	$25.07	$23.53	$15.86	$12.04
Net investment income(a)	0.92 (b)	0.92 (b)	1.07 (b)	1.01	0.58
Net realized and unrealized gain (loss)(c)	(0.44)	0.84	1.65	7.51	3.76
Net increase from investment operations	0.48	1.76	2.72	8.52	4.34
Distributions from net investment income(d)	(1.01)	(1.01)	(1.18)	(0.85)	(0.52)
Net asset value, end of year	$25.29	$25.82	$25.07	$23.53	$15.86
Total Return(e)
Based on net asset value	2.19%(b)	7.23%(b)	11.94%(b)	54.58%	36.41%
Ratios to Average Net Assets(f)
Total expenses	0.43%	0.40%	0.39%	0.39%	0.39%
Total expenses excluding professional fees for foreign withholding tax claims	0.42%	0.39%	0.39%	N/A	N/A
Net investment income	3.81%(b)	3.62%(b)	4.47%(b)	4.85%	4.01%
Supplemental Data
Net assets, end of year (000)	$80,914	$101,973	$117,841	$122,360	$80,086
Portfolio turnover rate(g)	6%	8%	8%	12%	8%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025,
August 31, 2024 and August 31, 2023, respectively:
• Net investment income per share by $0.00, $0.02 and $0.01.
• Total return by 0.02%, 0.10% and 0.03%.
• Ratio of net investment income to average net assets by 0.02%, 0.08% and 0.02%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
29
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$32.27	$22.65	$18.35	$26.96	$35.13
Net investment income(a)	0.42	0.45	0.45	0.56	0.49
Net realized and unrealized gain (loss)(b)	21.49	9.64	4.34	(8.61)	(8.20)
Net increase (decrease) from investment operations	21.91	10.09	4.79	(8.05)	(7.71)
Distributions from net investment income(c)	(0.45)	(0.47)	(0.49)	(0.56)	(0.46)
Net asset value, end of year	$53.73	$32.27	$22.65	$18.35	$26.96
Total Return(d)
Based on net asset value	68.58%	45.12%	26.12%	(30.42)%	(22.12)%
Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.12%	1.79%	2.00%	2.16%	1.63%
Supplemental Data
Net assets, end of year (000)	$1,910,006	$550,206	$386,218	$362,365	$558,142
Portfolio turnover rate(f)	23%	18%	16%	25%	12%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
30

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$39.29	$40.26	$36.62	$45.61	$27.79
Net investment income(a)	1.03	1.23 (b)	1.83	2.67	2.13
Net realized and unrealized gain (loss)(c)	2.06	(0.67)	3.66	(8.08)	16.86
Net increase (decrease) from investment operations	3.09	0.56	5.49	(5.41)	18.99
Distributions from net investment income(d)	(1.33)	(1.53)	(1.85)	(3.58)	(1.17)
Net asset value, end of year	$41.05	$39.29	$40.26	$36.62	$45.61
Total Return(e)
Based on net asset value	8.29%	1.20%(b)	14.96%	(12.69)%	68.77%
Ratios to Average Net Assets(f)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Total expenses excluding professional fees for foreign withholding tax claims	0.39%	0.39%	N/A	N/A	N/A
Net investment income	2.71%	3.00%(b)	4.50%	6.23%	5.11%
Supplemental Data
Net assets, end of year (000)	$820,973	$966,450	$1,463,447	$1,222,991	$1,106,060
Portfolio turnover rate(g)	10%	11%	13%	19%	17%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2024, respectively:
• Net investment income per share by $0.00.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.00%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
31
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Silver and Metals Miners ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$12.40	$9.71	$8.61	$13.92	$17.29
Net investment income(a)	0.07	0.09	0.09	0.12	0.10
Net realized and unrealized gain (loss)(b)	9.33	2.69	1.06	(5.31)	(2.93)
Net increase (decrease) from investment operations	9.40	2.78	1.15	(5.19)	(2.83)
Distributions from net investment income(c)	(0.13)	(0.09)	(0.05)	(0.12)	(0.54)
Net asset value, end of year	$21.67	$12.40	$9.71	$8.61	$13.92
Total Return(d)
Based on net asset value	76.36%	28.67%	13.41%	(37.54)%	(16.69)%
Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	0.44%	0.82%	0.89%	0.94%	0.63%
Supplemental Data
Net assets, end of year (000)	$390,020	$229,324	$167,039	$155,795	$267,328
Portfolio turnover rate(f)	74%	25%	26%	38%	31%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
32

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver and Metals Miners	Non-diversified
The Fund announced on August 25, 2025 that it will change the Fund's name from iShares MSCI Global Energy Producers ETF to iShares U.S. Power Infrastructure ETF, the ticker from FILL to POWR, and the fiscal year end from August 31 to March 31. The Fund also announced a change of the underlying index from the MSCI ACWI Select Energy Producers Investable Market Index to the S&P U.S. Power Infrastructure Select Index and related changes to the Fund’s investment objective, investment strategy, and investment risks. The Fund’s revised investment objective is to seek to track the investment results of an index composed of public companies involved in U.S. power infrastructure. These changes are expected to be effective on or around October 29, 2025 while the fiscal year end change was effective as of September 1, 2025.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Certain Russian securities held by iShares MSCI Global Energy Producers ETF declared dividends during the period. However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
33
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay
Notes to Financial Statements
34

Notes to Financial Statements  (continued)
from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Agriculture Producers
Morgan Stanley	$66,551	$(66,551)	$—	$—
UBS AG	17,625	(17,625)	—	—
	$84,176	$(84,176)	$—	$—
35
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Global Energy Producers
Barclays Capital, Inc.	$139,145	$(138,907)	$—	$238(b)
BNP Paribas SA	137,730	(137,730)	—	—
Goldman Sachs & Co. LLC	342,924	(342,924)	—	—
Morgan Stanley	5,867	(5,867)	—	—
SG Americas Securities LLC	19,975	(19,975)	—	—
State Street Bank & Trust Co.	1,997	(1,997)	—	—
Toronto-Dominion Bank	33,236	(33,236)	—	—
UBS AG	12,659	(12,659)	—	—
	$693,533	$(693,295)	$—	$238
MSCI Global Gold Miners
BofA Securities, Inc.	$4,040,203	$(4,040,203)	$—	$—
Goldman Sachs & Co. LLC	406,753	(406,753)	—	—
J.P. Morgan Securities LLC	6,516,626	(6,516,626)	—	—
Mizuho Securities USA LLC	1,984,423	(1,984,423)	—	—
Morgan Stanley	2,655,034	(2,655,034)	—	—
	$15,603,039	$(15,603,039)	$—	$—
MSCI Global Metals & Mining Producers
Barclays Capital, Inc.	$947,317	$(947,317)	$—	$—
BNP Paribas SA	132,306	(132,306)	—	—
BofA Securities, Inc.	2,875,866	(2,875,866)	—	—
Citigroup Global Markets, Inc.	4,161,762	(4,161,762)	—	—
Goldman Sachs & Co. LLC	967,875	(967,875)	—	—
J.P. Morgan Securities LLC	644,783	(644,783)	—	—
Macquarie Bank Ltd.	34,939	(34,939)	—	—
Morgan Stanley	753,236	(753,236)	—	—
Nomura Securities International, Inc.	15,609	(15,609)	—	—
SG Americas Securities LLC	680	(680)	—	—
UBS AG	43,952	(43,952)	—	—
	$10,578,325	$(10,578,325)	$—	$—
MSCI Global Silver and Metals Miners
BofA Securities, Inc.	$14,095,490	$(13,867,126)	$—	$228,364
Citigroup Global Markets, Inc.	312,379	(312,045)	—	334(b)
Goldman Sachs & Co. LLC	19,741,297	(19,570,676)	—	170,621(b)
J.P. Morgan Securities LLC	1,472,294	(1,470,719)	—	1,575(b)
Morgan Stanley	13,476,827	(13,436,539)	—	40,288(b)
National Financial Services LLC	194,438	(190,213)	—	4,225(b)
SG Americas Securities LLC	2,915,076	(2,878,502)	—	36,574
	$52,207,801	$(51,725,820)	$—	$481,981

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of August 31, 2025. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA.
The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities
Notes to Financial Statements
36

Notes to Financial Statements  (continued)
in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.
For each of the iShares MSCI Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2028 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.
For year ended August 31, 2025, there were no fees waived by BFA pursuant to these arrangements.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
37
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Agriculture Producers	$3,625
MSCI Global Energy Producers	1,755
MSCI Global Gold Miners	18,301
MSCI Global Metals & Mining Producers	82,061
MSCI Global Silver and Metals Miners	34,334
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Agriculture Producers	$3,048,785	$3,851,328	$(102,492)
MSCI Global Energy Producers	291,392	729,270	(32,849)
MSCI Global Gold Miners	11,872,374	21,412,746	(2,555,335)
MSCI Global Metals & Mining Producers	846,799	6,488,325	(1,760,295)
MSCI Global Silver and Metals Miners	3,494,423	4,710,597	(326,038)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Agriculture Producers	$18,739,697	$22,787,494
MSCI Global Energy Producers	4,981,890	7,741,269
MSCI Global Gold Miners	290,379,841	263,142,299
MSCI Global Metals & Mining Producers	79,098,822	103,958,267
MSCI Global Silver and Metals Miners	197,279,581	198,139,639
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Agriculture Producers	$12,767,527	$32,447,928
MSCI Global Energy Producers	—	15,897,821
MSCI Global Gold Miners	737,832,527	146,267,911
MSCI Global Metals & Mining Producers	3,927,806	152,156,634
MSCI Global Silver and Metals Miners	44,285,978	45,918,432
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and
Notes to Financial Statements
38

Notes to Financial Statements  (continued)
judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Agriculture Producers	$(3,234,819)	$3,234,819
MSCI Global Energy Producers	5,736,002	(5,736,002)
MSCI Global Gold Miners	66,585,118	(66,585,118)
MSCI Global Metals & Mining Producers	(11,807,568)	11,807,568
MSCI Global Silver and Metals Miners	14,460,378	(14,460,378)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Agriculture Producers
Ordinary income	$2,348,185	$3,575,318
MSCI Global Energy Producers
Ordinary income	$3,561,593	$4,418,592
MSCI Global Gold Miners
Ordinary income	$13,946,637	$8,152,067
MSCI Global Metals & Mining Producers
Ordinary income	$27,831,516	$45,696,582
MSCI Global Silver and Metals Miners
Ordinary income	$2,253,233	$1,586,649
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Agriculture Producers	$479,911	$(19,573,208)	$(17,954,599)	$(37,047,896)
MSCI Global Energy Producers	707,625	(11,287,899)	14,162,963	3,582,689
MSCI Global Gold Miners	8,286,137	(111,319,735)	748,669,611	645,636,013
MSCI Global Metals & Mining Producers	6,676,933	(198,114,121)	(96,373,708)	(287,810,896)
MSCI Global Silver and Metals Miners	6,232,351	(55,122,093)	130,606,509	81,716,767

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2025, the iShares MSCI Global Silver and Metals Miners ETF utilized $21,126,858 of its capital loss carryforwards.
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Agriculture Producers	$109,612,323	$8,345,874	$(26,151,643)	$(17,805,769)
MSCI Global Energy Producers	66,822,921	17,937,928	(3,499,537)	14,438,391
MSCI Global Gold Miners	1,173,021,983	770,459,372	(21,785,770)	748,673,602
MSCI Global Metals & Mining Producers	924,364,045	102,126,117	(197,254,819)	(95,128,702)
MSCI Global Silver and Metals Miners	310,719,823	130,606,779	—	130,606,779
39
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
9. LINE OF CREDIT
The iShares MSCI Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the iShares MSCI Agriculture Producers ETF did not borrow under the Syndicated Credit Agreement.
For the year ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Global Energy Producers	$500,000	$2,740	6.41%
MSCI Global Metals & Mining Producers	125,000	1,370	5.45
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Notes to Financial Statements
40

Notes to Financial Statements  (continued)
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Agriculture Producers
Shares sold	400,000	$15,060,919	—	$—
Shares redeemed	(1,000,000)	(38,004,350)	(2,400,000)	(88,547,923)
	(600,000)	$(22,943,431)	(2,400,000)	$(88,547,923)
MSCI Global Energy Producers
Shares sold	—	$—	400,000	$10,638,628
Shares redeemed	(750,000)	(18,402,699)	(1,150,000)	(28,442,493)
	(750,000)	$(18,402,699)	(750,000)	$(17,803,865)
MSCI Global Gold Miners
Shares sold	22,200,000	$771,022,723	1,900,000	$51,706,604
Shares redeemed	(3,700,000)	(148,411,438)	(1,900,000)	(58,693,655)
	18,500,000	$622,611,285	—	$(6,987,051)
41
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Global Metals & Mining Producers
Shares sold	400,000	$14,426,687	4,850,000	$215,694,745
Shares redeemed	(5,000,000)	(188,808,748)	(16,600,000)	(667,932,528)
	(4,600,000)	$(174,382,061)	(11,750,000)	$(452,237,783)
MSCI Global Silver and Metals Miners
Shares sold	2,800,000	$44,552,505	2,100,000	$24,421,903
Shares redeemed	(3,300,000)	(46,018,119)	(800,000)	(9,166,495)
	(500,000)	$(1,465,614)	1,300,000	$15,255,408
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares MSCI Global Metals & Mining Producers ETF has filed European Union Discrimination Claims (“ECJ Claims”) to recover taxes withheld by Poland (the “ECJ Paying Countries”) on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by the ECJ Paying Countries based upon previous determinations made by the local tax authorities.  Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Based upon the Fund’s evaluation of the facts and circumstances related to the outstanding ECJ Claims, ECJ Paying Countries’ tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. The collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the local tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2025, is $27,128 or $0.00 per share.
Certain of the outstanding foreign tax reclaims are not deemed by the Funds to meet the recognition criteria under U.S. GAAP as of August 31, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Funds of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The iShares MSCI Global Energy Producers ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years' U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
42

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of each of the five funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended  August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended  August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of  August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended  August 31, 2025 and each of the financial highlights for each of the five years in the period ended  August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Silver and Metals Miners ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
43
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Agriculture Producers	$2,507,004
MSCI Global Energy Producers	3,303,602
MSCI Global Gold Miners	18,316,496
MSCI Global Metals & Mining Producers	25,305,096
MSCI Global Silver and Metals Miners	2,328,527
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Gold Miners	$14,885,171	$1,627,126
MSCI Global Metals & Mining Producers	27,473,717	1,651,561
MSCI Global Silver and Metals Miners	1,986,762	266,777
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI Agriculture Producers	47.10%
MSCI Global Energy Producers	46.34%
MSCI Global Gold Miners	16.54%
MSCI Global Metals & Mining Producers	7.03%
MSCI Global Silver and Metals Miners	5.26%
Important Tax Information
44

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
45
2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
46

Board Review and Approval of Investment Advisory Contract
iShares MSCI Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF, iShares MSCI Global Silver and Metals Miners ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies
47
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
Board Review and Approval of Investment Advisory Contract
48

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
49
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
Glossary of Terms Used in this Report
50

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI Russia ETF | ERUS |

2

Schedule of Investments
August 31, 2025
iShares® MSCI Russia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 0.6%
Sberbank of Russia PJSC(a)(b)	18,835,860	$2,343
TCS Group Holding PLC, GDR(a)(b)	289,152	36
VTB Bank PJSC(a)(b)	1,661,569	—
		2,379
Broadline Retail — 0.0%
Ozon Holdings PLC, ADR(a)(b)	106,824	13
Capital Markets — 0.1%
Moscow Exchange MICEX-RTS PJSC(a)(b)	4,737,800	589
Chemicals — 0.0%
PhosAgro PJSC(a)(b)	2,875	29
PhosAgro PJSC, GDR(a)(b)	2	—
		29
Consumer Staples Distribution & Retail — 0.0%
X5 Retail Group NV, GDR(a)(b)	374,475	47
Interactive Media & Services — 0.0%
VK Co. Ltd.(a)(b)	393,252	49
Metals & Mining — 0.4%
Alrosa PJSC(a)(b)	7,486,250	931
Polyus PJSC(a)(b)	891,290	11
Severstal PAO(a)(b)	604,068	75
United Co. RUSAL International PJSC(a)(b)	5,811,330	723
		1,740
Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
Rosneft Oil Co. PJSC(a)(b)	2,566,222	$319
Wireless Telecommunication Services — 0.1%
Mobile TeleSystems PJSC(a)(b)	2,776,444	345
Total Long-Term Investments — 1.3% (Cost: $170,608,491)		5,510
Short-Term Securities
Money Market Funds — 96.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	430,000	430,000
Total Short-Term Securities — 96.5% (Cost: $430,000)		430,000
Total Investments — 97.8% (Cost: $171,038,491)		435,510
Other Assets Less Liabilities — 2.2%		9,999
Net Assets — 100.0%		$445,509

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$490,000	$—	$(60,000)(a)	$—	$—	$430,000	430,000	$211,788	$—

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$—	$5,510	$5,510
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Russia ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$430,000	$—	$—	$430,000
	$430,000	$—	$5,510	$435,510
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of August 31, 2024	$26,282	$2,399	$28,681
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(198,705,002)	(9,331,137)	(208,036,139)
Net change in unrealized appreciation (depreciation)(a)(b)	259,180,563	11,911,363	271,091,926
Purchases	—	—	—
Sales	(60,496,333)	(2,582,625)	(63,078,958)
Closing balance, as of August 31, 2025	$5,510	$—	$5,510
Net change in unrealized appreciation (depreciation) on investment still held at August 31, 2025	$620	$—	$620
(a) Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2025 is gen-
erally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.
Schedule of Investments
4

Statement of Assets and Liabilities
August 31, 2025

iShares MSCI Russia ETF
ASSETS
Investments, at value—unaffiliated(a)	$5,510
Investments, at value—affiliated(b)	430,000
Cash	8,127
Foreign currency, at value(c)	314
Receivables:
Dividends—affiliated	1,558
Total assets	445,509
Commitments and contingent liabilities
NET ASSETS	$445,509
NET ASSETS CONSIST OF
Paid-in capital	$559,001,873
Accumulated loss	(558,556,364)
NET ASSETS	$445,509
NET ASSET VALUE
Shares outstanding	13,750,000
Net asset value	$0.03
Shares authorized	1 billion
Par value	$0.001
(a) Investments, at cost—unaffiliated	$170,608,491
(b) Investments, at cost—affiliated	$430,000
(c) Foreign currency, at cost	$272
See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Statement of Operations
Year Ended August 31, 2025

iShares MSCI Russia ETF
INVESTMENT INCOME
Dividends—affiliated	$211,788
Interest—unaffiliated	4,028
Total investment income	215,816
EXPENSES
Investment advisory	25,119
Total expenses	25,119
Less:
Investment advisory fees waived	(25,119)
Total expenses after fees waived	—
Net investment income	215,816
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(223,522,146)
(223,522,146)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	271,091,926
Foreign currency translations	17
271,091,943
Net realized and unrealized gain	47,569,797
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,785,613
See notes to financial statements.
Statement of Operations
6

Statements of Changes in Net Assets

	iShares MSCI Russia ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$215,816	$90,470
Net realized loss	(223,522,146)	(15,739,747)
Net change in unrealized appreciation (depreciation)	271,091,943	23,728,582
Net increase in net assets resulting from operations	47,785,613	8,079,305
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(215,816)	(90,470)
Liquidating distribution	(47,654,190)	(7,947,037)
Decrease in net assets resulting from distributions to shareholders	(47,870,006)	(8,037,507)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—
NET ASSETS
Total increase (decrease) in net assets	(84,393)	41,798
Beginning of year	529,902	488,104
End of year	$445,509	$529,902

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
7
2025 iShares Annual Financial Statements and Additional Information

Statement of Cash Flows
Year Ended August 31, 2025

iShares MSCI Russia ETF
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$47,785,613
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments(a)	47,592,951
Net proceeds from sales of short-term securities	60,000
Net realized (gain) loss on investments	223,522,146
Net change in unrealized (appreciation) depreciation on investments	(271,091,926)
(Increase) decrease in assets:
Receivables:
Dividends—affiliated	634
Net cash provided by operating activities	47,869,418
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash distributions paid to shareholders	(47,870,006)
Net cash used for financing activities	(47,870,006)
CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(588)
Restricted and unrestricted cash and foreign currency at beginning of year	9,029
Restricted and unrestricted cash and foreign currency at end of year	$8,441
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$8,127
Foreign currency, at value	314
$8,441

(a)	Excludes in-kind transactions, if any.
See notes to financial statements.
Statements of Changes in Net Assets
8

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Russia ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$0.04	$0.04	$0.04	$45.29	$34.87
Net investment income(a)	0.02	0.01	0.00 (b)	0.86	2.05
Net realized and unrealized gain (loss)	3.45	0.57	(0.00)(b)	(44.38)(c)	10.24 (c)
Net increase (decrease) from investment operations	3.47	0.58	0.00 (b)	(43.52)	12.29
Distributions(d)
From net investment income	(0.02)	(0.01)	—	(1.70)	(1.87)
Liquidating distribution	(3.46)	(0.57)	—	(0.03)	—
Total distributions	(3.48)	(0.58)	—	(1.73)	(1.87)
Net asset value, end of year	$0.03	$0.04	$0.04	$0.04	$45.29
Total Return(e)
Based on net asset value	147,073.78%(f)	8,908.28%(f)	0.64%	(99.85)%	36.07%
Ratios to Average Net Assets(g)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Total expenses after fees waived(h)	0.00%	0.00%	0.00%	0.50%	0.57%
Net investment income	5.07%	5.33%	3.94%	4.01%	5.26%
Supplemental Data
Net assets, end of year (000)	$446	$530	$488	$485	$586,497
Portfolio turnover rate(i)	0%	0%	0%	7%	25%
(a) Based on average shares outstanding.
(b) Rounds to less than $0.01.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Total Return includes the impact of proceeds from the sale of certain investments, which were previously being fair valued at a nominal value consistent with other local Russian equities and Russian exposed ADR and GDR securities. See Plan of Liquidation section in the Notes to the Financial Statements for more information.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Effective March 3, 2022, BFA implemented a voluntary waiver of its investment advisory fee for the Fund which was applied to management fees starting with February 1, 2022 for the years ended August 31, 2022,  August 31, 2023, August 31, 2024 and August 31, 2025.

(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
MSCI Russia	Non-diversified
2. PLAN OF LIQUIDATION
Russia launched a large-scale invasion of Ukraine on February 24, 2022, creating circumstances that have significantly impacted the Fund's operations. The United States, and many other countries, imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities, including banning Russia from global payment systems that facilitate cross-border payments. In response, the Russian government imposed capital controls to restrict movements of capital from entering and exiting the country and has closed trading sessions for local Russian equities to non-residents. In addition, trading of depository receipts for Russian-based companies halted on primary trading platforms subsequent to Russia’s invasion.
The consequences of Russia's invasion and unprecedented market and policy responses of various governments and regulators precipitated the absence of a functioning or orderly market to facilitate the liquidation and repatriation of securities for any Russian-based company held by the Fund. As a result, the fair value of Russian securities and currency experienced significant declines.
Additionally, from February 24, 2022 through August 2022, the following events occurred: (i) the Fund suspended new creations of its shares; (ii) NYSE Arca, Inc. announced a trading halt of the Fund; (iii) BFA wrote down the value of all Russian equity securities to a nominal investment value; (iv) BFA implemented a voluntary waiver of its investment advisory fee for the Fund; (v) Russia signed into law a requirement of Russian issuers to terminate deposit agreements related to their depository receipt program, with holders receiving local shares of most Russian issuers in place of the depository receipts; (vi) the Fund was removed as a borrower from the line of credit facility as the trading halt by NYSE Arca, Inc. resulted in technical default under the Syndicated Credit Agreement; (vii) the Fund’s underlying index, the MSCI Russia 25/50 Index, was discontinued by the index provider, (viii) the Fund suspended redemptions pursuant to an order of the SEC; (ix) NYSE Arca, Inc. delisted the Fund.
On June 15, 2022, the Board unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the SEC, due to the discontinuation of the MSCI Russia 25/50 Index and ongoing restrictions relating to Russian securities. On August 3, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund. On August 17, 2022, the Fund made an initial liquidating distribution to shareholders of available cash, less a reserve estimated to meet the Fund’s expected transaction costs associated with the liquidation.
During the year, the Fund was able to dispose of certain Russian investments in accordance with applicable sanctions laws. The Fund made liquidating distributions to shareholders of available cash, less a reserve estimated to the meet the Fund's expected transaction costs associated with the liquidation.
BFA intends to recommend to the Board that the Fund remain in liquidation through December 31, 2026, to allow the Fund to sell its securities, if conditions permit. There are no assurances that the securities will become liquid during that time. If the Fund's Russian securities have not been sold or are unable to be converted as of the date the Fund is terminated, the Fund's remaining portfolio assets will be permanently written off, in each case as determined by BFA and approved by the Board. The Fund may be terminated sooner if all of the Russian securities have been sold before that date (or they cease to represent valid interests in their issuers). While the Fund is in the process of liquidating its portfolio, the Fund will hold cash and securities that may not be consistent with the Fund's investment objective and prior investment strategies. As a result of the delisting by NYSE Arca, Inc. the Fund is no longer considered an exchange-traded fund.
3. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Certain Russian securities held by the Fund declared dividends during the period, however there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not accrued any investment income associated with these Russian securities.
Notes to Financial Statements
10

Notes to Financial Statements  (continued)
Certain Russian securities held by the Fund declared dividends during the period. However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. On November 1, 2024 and December 17, 2024, the Fund made a liquidating distribution to shareholders of available cash, less a reserve estimated to the meet the Fund's expected transaction costs associated with the liquidation.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
4. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s net asset value (“NAV”).
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement, war or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation
11
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
During the period, the Valuation Committee determined that the local Russian equities and Russian exposed ADR and GDR securities did not have a market for which the Fund could transact and deemed them illiquid. As of August 31, 2025, the securities are being fair valued at a nominal value using a discount of 99% or higher due to illiquidity and uncertainty measures.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275
Expense Waivers: Effective March 3, 2022, BFA implemented a voluntary waiver of its investment advisory fee for the Fund, which was applied to management fees for the year ended August 31, 2025.
This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended August 31, 2025, the amount waived in investment advisory fees pursuant to this arrangement were as follows:
iShares ETF	Amounts Waived
MSCI Russia	$25,119
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Notes to Financial Statements
12

Notes to Financial Statements  (continued)
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions:  The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
6. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Sales
MSCI Russia	$47,592,951
There were no in-kind transactions for the year ended August 31, 2025.
7. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Russia
Ordinary income	$215,816	$90,470
Liquidating distribution	47,654,190	7,947,037
	$47,870,006	$8,037,507
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Russia	$(378,878,183)	$(179,678,181)	$(558,556,364)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Russia	$180,113,732	$—	$(179,678,222)	$(179,678,222)
8. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
13
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Fund invests a significant portion of its assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. Russia launched a large-scale invasion of Ukraine on February 24, 2022. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. Jurisdictions have instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in Russia's stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but have been, and may continue to be, significant. Any such disruptions caused by the Russian military action or any response to such activity from the international community may negatively impact Russia's economy and Russian issuers of securities in which the Fund invests.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
9. CAPITAL SHARE TRANSACTIONS
On March 1, 2022, the Fund suspended new creations of its shares. On August 3, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund. Refer to Note 2 for more information.
10. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements
14

Report of Independent Registered Public Accounting Firm
To the Board of Directors of iShares, Inc. and Shareholders of iShares MSCI Russia ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares MSCI Russia ETF (one of the funds constituting iShares, Inc., referred to hereafter as the "Fund") as of August 31, 2025, the related statements of operations and cash flows for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Emphasis of Matter
As discussed in Note 2 to the financial statements, due to the Russia invasion of Ukraine, the Board unanimously voted to close and liquidate the Fund, and management is in process of executing its liquidation plan.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
15
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Fund, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Fund from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
16

Board Review and Approval of Investment Advisory Contract
iShares MSCI Russia ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. The Independent Board Members considered that: (i) the Fund no longer offers its shares for purchase and is currently in the process of liquidation, subject to a Board-approved Plan of Liquidation, exemptive relief granted by the Securities and Exchange Commission in 2022, and other relevant law and regulation; (ii) BFA began voluntarily waiving management fees paid pursuant to the Advisory Agreement, which was applied to management fees beginning on February 1, 2022 (the period from and after February 1, 2022 is the “Waiver Period”); and (iii) as a condition of the exemptive relief, BFA, its affiliates and their associated persons will not receive any fee for managing the Fund.  In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various other factors to the extent relevant in light of the liquidation process, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed information related to the liquidation status of the Fund, and the ongoing arrangement for BFA to provide management services without a fee from the Fund.  The Board concluded, based on this review and the other relevant factors and information considered at the meeting that the current arrangement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered the circumstances related to the Fund’s liquidation (as described above) and noted the attention to and support for the Fund that BFA and its affiliates have provided during the Fund’s Waiver Period.  The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund through its liquidation. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding, among other things, matters related to BFA’s portfolio compliance program and other compliance programs and services.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, noting that BFA was providing its services to the Fund for no fee. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.
Based on this review, the Board concluded that the information considered with respect to the costs of the services provided as well as the other factors considered at the meeting, including the absence of a management fee being charged to the Fund, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
17
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Economies of Scale: The Board noted the factors surrounding the Fund’s liquidation (as described above) and its impact on potential realization of economies of scale in managing the Fund.  In particular, the Board noted that the Fund is no longer offering its shares and has ceased operations as an exchange-traded fund.
The Board concluded that this review of factors related to potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting (including the liquidation factors described above), supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board noted the exemptive relief condition for BFA to provide services to the Fund without receiving fees, and that, as a result, information  regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, was not relevant.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under its Advisory Agreement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationship with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement (which is being waived in its entirety in connection with the Fund’s liquidation) does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
18

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
19
2025 iShares Annual Financial Statements and Additional Information

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This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares, Inc.
• iShares MSCI World ETF | URTH | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.7%
ANZ Group Holdings Ltd.	209,754	$4,609,162
APA Group	83,001	478,011
Aristocrat Leisure Ltd.	40,245	1,908,279
ASX Ltd.	12,977	530,094
BHP Group Ltd.	363,008	10,118,109
BlueScope Steel Ltd.	34,315	514,097
Brambles Ltd.	96,614	1,637,331
CAR Group Ltd.	24,752	652,907
Cochlear Ltd.	4,960	976,700
Coles Group Ltd.	98,400	1,536,123
Commonwealth Bank of Australia	119,518	13,284,185
Computershare Ltd.	36,710	913,561
CSL Ltd.	34,821	4,843,867
Evolution Mining Ltd.	143,149	821,228
Fortescue Ltd.	122,026	1,539,135
Goodman Group	143,873	3,219,642
Insurance Australia Group Ltd.	172,225	979,774
James Hardie Industries PLC(a)	41,390	840,590
Lottery Corp. Ltd. (The)	151,004	580,130
Macquarie Group Ltd.	26,106	3,828,894
Medibank Pvt Ltd.	188,156	626,838
National Australia Bank Ltd.	217,727	6,076,452
Northern Star Resources Ltd.	96,566	1,205,121
Origin Energy Ltd.	119,112	1,004,882
Pro Medicus Ltd.(b)	4,031	782,960
Qantas Airways Ltd.	64,567	494,727
QBE Insurance Group Ltd.	107,800	1,523,078
REA Group Ltd.	3,513	575,319
Rio Tinto Ltd.	26,450	1,997,955
Santos Ltd.	238,267	1,247,409
Scentre Group	386,064	1,028,968
SGH Ltd.	13,939	459,004
Sigma Healthcare Ltd.(b)	278,258	566,957
Sonic Healthcare Ltd.	30,704	482,282
South32 Ltd.	314,569	555,436
Stockland	169,799	687,712
Suncorp Group Ltd.	73,419	1,020,317
Telstra Group Ltd.	280,010	895,830
Transurban Group	228,847	2,182,764
Vicinity Ltd.	266,569	451,341
Washington H Soul Pattinson & Co. Ltd.	19,410	554,846
Wesfarmers Ltd.	79,512	4,762,652
Westpac Banking Corp.	243,462	6,132,581
WiseTech Global Ltd.	14,677	972,379
Woodside Energy Group Ltd.	138,575	2,388,685
Woolworths Group Ltd.	84,115	1,583,369
Xero Ltd.(a)	11,709	1,248,564
		95,320,247
Austria — 0.1%
Erste Group Bank AG	22,977	2,187,076
OMV AG	9,917	546,224
Verbund AG	4,590	327,343
		3,060,643
Belgium — 0.3%
Ageas SA	11,606	817,733
Anheuser-Busch InBev SA	70,524	4,424,387
Argenx SE(a)	4,332	3,084,404
D'ieteren Group	1,564	338,918
Elia Group SA/NV, Class B	3,502	400,719
Groupe Bruxelles Lambert NV	7,574	665,736
Security	Shares	Value
Belgium (continued)
KBC Group NV	16,815	$1,982,040
Lotus Bakeries NV	19	186,323
Sofina SA	976	295,308
Syensqo SA	4,986	440,731
UCB SA	8,404	1,971,401
		14,607,700
Canada — 3.3%
Agnico Eagle Mines Ltd.	35,476	5,114,940
Alamos Gold Inc., Class A	30,052	915,554
Alimentation Couche-Tard Inc.	54,181	2,746,233
AltaGas Ltd.	19,305	572,255
ARC Resources Ltd.	46,770	900,085
AtkinsRealis Group Inc.	11,877	816,736
Bank of Montreal	51,363	6,215,471
Bank of Nova Scotia (The)	89,090	5,563,949
Barrick Mining Corp.	124,577	3,322,719
BCE Inc.	5,303	132,329
Bombardier Inc., Class B(a)	6,290	735,371
Brookfield Asset Management Ltd., Class A	29,313	1,764,095
Brookfield Corp., Class A	96,546	6,345,948
Brookfield Renewable Corp.	9,739	328,262
CAE Inc.(a)	21,724	585,750
Cameco Corp.	32,304	2,498,982
Canadian Imperial Bank of Commerce	67,242	5,194,381
Canadian National Railway Co.	38,304	3,708,098
Canadian Natural Resources Ltd.	149,929	4,747,815
Canadian Pacific Kansas City Ltd.	66,178	5,040,871
Canadian Tire Corp. Ltd., Class A, NVS	3,894	485,563
Canadian Utilities Ltd., Class A, NVS	9,025	251,229
CCL Industries Inc., Class B, NVS	10,332	618,934
Celestica Inc.(a)	8,238	1,604,591
Cenovus Energy Inc.	96,242	1,600,588
CGI Inc.	14,592	1,416,965
Constellation Software Inc./Canada	1,464	4,850,692
Descartes Systems Group Inc. (The)(a)	6,570	656,593
Dollarama Inc.	19,339	2,636,925
Element Fleet Management Corp.	31,523	840,093
Emera Inc.	20,649	983,472
Empire Co. Ltd., NVS	11,613	450,788
Enbridge Inc.	155,482	7,523,049
Fairfax Financial Holdings Ltd.	1,417	2,439,467
First Quantum Minerals Ltd.(a)	52,144	913,901
FirstService Corp.	2,698	543,175
Fortis Inc./Canada	37,017	1,842,292
Franco-Nevada Corp.	13,439	2,532,797
George Weston Ltd.	11,748	756,539
GFL Environmental Inc.	17,040	852,403
Gildan Activewear Inc.	10,186	556,119
Great-West Lifeco Inc.	20,359	806,444
Hydro One Ltd.(c)	22,656	825,009
iA Financial Corp. Inc.	7,268	781,918
IGM Financial Inc.	6,012	215,554
Imperial Oil Ltd.	13,601	1,234,177
Intact Financial Corp.	12,457	2,494,665
Ivanhoe Mines Ltd., Class A(a)(b)	52,987	468,389
Keyera Corp.	15,296	492,844
Kinross Gold Corp.	86,395	1,806,095
Loblaw Companies Ltd.	46,344	1,892,769
Lundin Gold Inc.	7,750	476,563
Lundin Mining Corp.	46,110	533,504
Magna International Inc.	19,281	885,043
Manulife Financial Corp.	127,509	3,922,711
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Canada (continued)
Metro Inc./CN	16,398	$1,175,388
National Bank of Canada	27,829	2,925,252
Nutrien Ltd.	35,017	2,018,128
Open Text Corp.	18,192	601,653
Pan American Silver Corp.	25,052	849,873
Pembina Pipeline Corp.	40,589	1,533,004
Power Corp. of Canada	41,007	1,735,710
RB Global Inc.	12,533	1,435,589
Restaurant Brands International Inc.	22,384	1,417,509
Rogers Communications Inc., Class B, NVS	23,791	852,481
Royal Bank of Canada	101,314	14,723,303
Saputo Inc.	17,164	429,678
Shopify Inc., Class A(a)	87,399	12,344,747
Stantec Inc.	7,580	823,929
Sun Life Financial Inc.	39,248	2,292,551
Suncor Energy Inc.	88,856	3,673,030
TC Energy Corp.	72,409	3,770,846
Teck Resources Ltd., Class B	31,684	1,083,395
TELUS Corp.	29,626	488,392
TFI International Inc.	5,591	529,727
Thomson Reuters Corp.	11,527	2,047,221
TMX Group Ltd.	18,567	741,544
Toromont Industries Ltd.	5,560	581,323
Toronto-Dominion Bank (The)	125,223	9,402,553
Tourmaline Oil Corp.	23,660	1,004,734
Wheaton Precious Metals Corp.	32,532	3,267,058
Whitecap Resources Inc.	87,808	661,109
WSP Global Inc.	8,797	1,791,492
		182,642,923
China — 0.0%
Wharf Holdings Ltd. (The)	52,000	149,239
Denmark — 0.5%
AP Moller - Maersk A/S, Class A	258	530,378
AP Moller - Maersk A/S, Class B, NVS(b)	333	686,157
Carlsberg A/S, Class B	6,665	815,240
Coloplast A/S, Class B	9,297	894,338
Danske Bank A/S	45,145	1,858,087
Demant A/S(a)	7,397	283,006
DSV A/S	14,375	3,187,045
Genmab A/S(a)	4,745	1,184,300
Novo Nordisk A/S, Class B	230,065	13,000,838
Novonesis Novozymes B, Class B	25,253	1,606,402
Orsted A/S(a)(b)(c)	12,727	385,901
Pandora A/S	6,621	915,325
Rockwool AS, Class B	5,889	222,565
Tryg A/S	24,301	638,638
Vestas Wind Systems A/S	72,633	1,445,938
		27,654,158
Finland — 0.2%
Elisa OYJ	9,548	508,998
Fortum OYJ	30,132	521,400
Kesko OYJ, Class B	18,112	401,730
Kone OYJ, Class B	24,716	1,554,574
Metso OYJ	45,478	588,641
Neste OYJ	28,471	523,255
Nokia OYJ	402,920	1,734,546
Orion OYJ, Class B	7,202	575,341
Sampo OYJ, Class A	176,831	2,029,103
Stora Enso OYJ, Class R	39,482	461,199
UPM-Kymmene OYJ	39,139	1,114,611
Security	Shares	Value
Finland (continued)
Wartsila OYJ Abp	32,934	$965,388
		10,978,786
France — 2.7%
Accor SA	13,858	687,447
Aeroports de Paris SA	1,912	251,659
Air Liquide SA	41,230	8,494,918
Airbus SE	42,168	8,816,020
Alstom SA(a)	25,791	620,066
Amundi SA(c)	4,159	307,432
ArcelorMittal SA	35,779	1,191,970
Arkema SA	4,053	287,568
AXA SA	126,888	5,910,144
BioMerieux	2,776	386,042
BNP Paribas SA	71,223	6,400,434
Bollore SE	61,306	357,924
Bouygues SA	15,503	664,815
Bureau Veritas SA	23,011	694,163
Capgemini SE	11,410	1,622,838
Carrefour SA	42,177	610,632
Cie de Saint-Gobain SA	31,951	3,449,403
Cie Generale des Etablissements Michelin SCA	48,437	1,754,076
Covivio SA/France	3,605	236,315
Credit Agricole SA	83,163	1,521,218
Danone SA	45,483	3,796,345
Dassault Aviation SA	1,618	510,760
Dassault Systemes SE	47,701	1,483,511
Edenred SE	16,763	484,908
Eiffage SA	5,518	694,415
Engie SA	129,977	2,689,657
EssilorLuxottica SA	21,059	6,423,739
Eurofins Scientific SE	9,168	696,173
Euronext NV(c)	5,865	968,193
FDJ UNITED	6,629	213,372
Gecina SA	3,077	302,137
Getlink SE	29,980	567,122
Hermes International SCA	2,239	5,483,663
Ipsen SA	2,491	338,668
Kering SA	5,364	1,437,359
Klepierre SA	14,504	566,337
Legrand SA	17,762	2,704,904
L'Oreal SA	17,347	8,099,066
LVMH Moet Hennessy Louis Vuitton SE	17,900	10,568,761
Orange SA	133,034	2,168,344
Pernod Ricard SA	14,492	1,650,866
Publicis Groupe SA	16,328	1,507,700
Renault SA	13,177	518,590
Rexel SA	15,781	510,928
Safran SA	25,784	8,568,751
Sanofi SA	81,060	8,042,121
Sartorius Stedim Biotech	1,852	379,795
Schneider Electric SE	39,124	9,612,233
Societe Generale SA	51,183	3,158,443
Sodexo SA	5,886	353,430
STMicroelectronics NV	46,584	1,269,477
Teleperformance SE	3,966	306,012
Thales SA	7,022	1,847,063
TotalEnergies SE	145,771	9,151,655
Unibail-Rodamco-Westfield, New	8,482	882,465
Veolia Environnement SA	48,351	1,596,828
Vinci SA	35,758	4,849,907
		148,668,782
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany — 2.4%
adidas AG	12,150	$2,363,856
Allianz SE, Registered	27,800	11,753,354
BASF SE	62,838	3,338,014
Bayer AG, Registered	69,402	2,283,365
Bayerische Motoren Werke AG(b)	22,115	2,313,681
Beiersdorf AG	6,677	768,962
Brenntag SE	10,312	638,084
Commerzbank AG	55,118	2,103,774
Continental AG	7,251	635,805
Covestro AG, NVS(a)	12,444	864,759
CTS Eventim AG & Co. KGaA	4,370	409,639
Daimler Truck Holding AG	38,784	1,824,355
Delivery Hero SE, Class A(a)(c)	14,122	374,642
Deutsche Bank AG, Registered	138,795	4,876,720
Deutsche Boerse AG	13,226	3,892,860
Deutsche Lufthansa AG, Registered	44,942	418,985
Deutsche Post AG, Registered	71,670	3,266,552
Deutsche Telekom AG, Registered	248,620	9,098,245
E.ON SE	159,668	2,847,095
Evonik Industries AG	18,052	348,327
Fresenius Medical Care AG	13,767	709,671
Fresenius SE & Co. KGaA	31,524	1,714,084
GEA Group AG	10,333	752,106
Hannover Rueck SE	4,018	1,169,810
Heidelberg Materials AG	9,624	2,276,541
Henkel AG & Co. KGaA	6,959	534,832
Hensoldt AG(b)	4,547	471,343
Infineon Technologies AG	93,176	3,814,052
Knorr-Bremse AG	4,863	508,001
LEG Immobilien SE	4,896	410,412
Mercedes-Benz Group AG	52,607	3,292,399
Merck KGaA	9,298	1,180,543
MTU Aero Engines AG	3,643	1,623,566
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	9,510	6,066,444
Nemetschek SE	3,843	530,906
QIAGEN NV	14,850	691,922
Rational AG	323	240,768
Rheinmetall AG	3,189	6,185,864
RWE AG	42,713	1,710,555
SAP SE	74,853	20,374,698
Scout24 SE(c)	6,113	792,030
Siemens AG, Registered	54,469	15,099,090
Siemens Energy AG(a)	48,474	5,156,632
Siemens Healthineers AG(c)	24,165	1,338,124
Symrise AG, Class A	9,722	941,396
Talanx AG(a)	4,348	599,544
Vonovia SE	52,751	1,708,253
Zalando SE(a)(c)	14,999	417,987
		134,732,647
Hong Kong — 0.5%
AIA Group Ltd.	769,000	7,308,850
BOC Hong Kong Holdings Ltd.	280,500	1,273,505
CK Asset Holdings Ltd.	148,000	700,262
CK Hutchison Holdings Ltd.	183,500	1,214,072
CK Infrastructure Holdings Ltd.	42,500	285,367
CLP Holdings Ltd.	130,500	1,104,461
Futu Holdings Ltd., ADR	4,012	744,627
Galaxy Entertainment Group Ltd.	137,000	726,304
Hang Seng Bank Ltd.	57,100	818,755
Henderson Land Development Co. Ltd.	83,000	288,022
HKT Trust & HKT Ltd., Class SS	284,000	430,800
Security	Shares	Value
Hong Kong (continued)
Hong Kong & China Gas Co. Ltd.	886,589	$799,455
Hong Kong Exchanges & Clearing Ltd.	72,800	4,265,219
Hongkong Land Holdings Ltd.	86,200	534,468
Jardine Matheson Holdings Ltd.	10,900	659,979
Link REIT	184,760	986,834
MTR Corp. Ltd.	132,000	447,530
Power Assets Holdings Ltd.	106,000	691,183
Sands China Ltd.	140,400	369,764
Sino Land Co. Ltd.	226,000	269,254
SITC International Holdings Co. Ltd.	42,000	148,055
Sun Hung Kai Properties Ltd.	114,500	1,352,518
Swire Pacific Ltd., Class A	28,500	244,292
Techtronic Industries Co. Ltd.	118,500	1,532,488
WH Group Ltd.(c)	612,500	658,193
Wharf Real Estate Investment Co. Ltd.	114,000	332,982
		28,187,239
Ireland — 0.1%
AIB Group PLC	122,735	997,206
Bank of Ireland Group PLC	72,803	1,076,817
Kerry Group PLC, Class A	11,778	1,078,436
Kingspan Group PLC	10,416	803,630
Ryanair Holdings PLC	60,698	1,798,956
		5,755,045
Israel — 0.2%
Azrieli Group Ltd.	2,823	270,592
Bank Hapoalim BM	89,706	1,753,197
Bank Leumi Le-Israel BM	104,724	2,012,486
Check Point Software Technologies Ltd.(a)	7,020	1,355,843
CyberArk Software Ltd.(a)(b)	3,217	1,458,137
Elbit Systems Ltd.	1,817	883,874
ICL Group Ltd.(b)	64,764	420,978
Isracard Ltd.	1	4
Israel Discount Bank Ltd., Class A	79,210	784,705
Mizrahi Tefahot Bank Ltd.	9,572	625,117
Monday.com Ltd.(a)	2,604	502,572
Nice Ltd.(a)	4,198	591,772
Nova Ltd.(a)	2,097	557,322
Phoenix Financial Ltd.	16,173	571,885
Teva Pharmaceutical Industries Ltd., ADR(a)	83,827	1,540,740
Wix.com Ltd.(a)	3,650	514,942
		13,844,166
Italy — 0.8%
Banca Mediolanum SpA	16,044	324,531
Banco BPM SpA	83,743	1,148,879
BPER Banca SpA	104,676	1,087,275
CNH Industrial NV	68,553	784,932
Davide Campari-Milano NV	49,111	369,934
Enel SpA	579,216	5,345,091
Eni SpA	156,978	2,806,208
Ferrari NV	8,936	4,252,533
FinecoBank Banca Fineco SpA	46,616	1,023,307
Generali	61,013	2,381,769
Infrastrutture Wireless Italiane SpA(c)	23,531	285,302
Intesa Sanpaolo SpA	1,019,497	6,418,294
Leonardo SpA	28,546	1,621,652
Mediobanca Banca di Credito Finanziario SpA	42,197	1,022,114
Moncler SpA	15,829	921,325
Nexi SpA(c)	48,823	309,811
Poste Italiane SpA(c)	35,677	835,610
Prysmian SpA	19,038	1,661,504
Recordati Industria Chimica e Farmaceutica SpA	7,067	436,941
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Italy (continued)
Snam SpA	135,859	$827,009
Stellantis NV	139,072	1,331,655
Telecom Italia SpA/Milano(a)	694,944	333,290
Tenaris SA	32,040	580,427
Terna - Rete Elettrica Nazionale	94,562	950,549
UniCredit SpA	100,347	7,761,309
Unipol Assicurazioni SpA	26,748	558,847
		45,380,098
Japan — 5.4%
Advantest Corp.	55,800	4,266,997
Aeon Co. Ltd.	159,300	1,932,476
AGC Inc.	8,300	260,265
Aisin Corp.	27,800	457,490
Ajinomoto Co. Inc.	62,000	1,681,389
ANA Holdings Inc.	4,800	96,774
Asahi Group Holdings Ltd.	107,000	1,344,640
Asahi Kasei Corp.	106,100	865,837
Asics Corp.	41,700	1,120,962
Astellas Pharma Inc.	133,400	1,464,421
Bandai Namco Holdings Inc.	41,400	1,423,418
Bridgestone Corp.	37,800	1,707,631
Canon Inc.	63,900	1,870,035
Capcom Co. Ltd.	26,000	701,609
Central Japan Railway Co.	55,500	1,476,196
Chiba Bank Ltd. (The)	32,800	335,544
Chubu Electric Power Co. Inc.	52,400	721,535
Chugai Pharmaceutical Co. Ltd.	52,700	2,328,882
Concordia Financial Group Ltd.	65,500	494,221
Dai Nippon Printing Co. Ltd.	34,100	571,162
Daifuku Co. Ltd.	23,900	752,236
Dai-ichi Life Holdings Inc.	261,500	2,145,756
Daiichi Sankyo Co. Ltd.	125,200	2,993,740
Daikin Industries Ltd.	18,900	2,361,259
Daito Trust Construction Co. Ltd.	3,100	329,877
Daiwa House Industry Co. Ltd.	38,200	1,349,710
Daiwa Securities Group Inc.	111,700	865,939
Denso Corp.	137,600	1,971,746
Disco Corp.	6,200	1,696,355
East Japan Railway Co.	63,400	1,555,548
Eisai Co. Ltd.	22,100	675,656
ENEOS Holdings Inc.	203,500	1,205,004
FANUC Corp.	63,800	1,773,607
Fast Retailing Co. Ltd.	13,000	4,063,528
Fuji Electric Co. Ltd.	6,900	434,503
FUJIFILM Holdings Corp.	85,800	2,032,667
Fujikura Ltd.	19,000	1,611,938
Fujitsu Ltd.	120,000	2,887,703
Hankyu Hanshin Holdings Inc.	17,200	509,238
Hikari Tsushin Inc.	1,200	319,544
Hitachi Ltd.	329,900	8,888,630
Honda Motor Co. Ltd.	283,500	3,142,590
Hoya Corp.	26,200	3,383,118
Hulic Co. Ltd.	28,500	305,706
Idemitsu Kosan Co. Ltd.	66,000	437,861
IHI Corp.	9,700	1,008,044
Inpex Corp.	64,600	1,097,694
Isuzu Motors Ltd.	34,400	450,592
ITOCHU Corp.	86,500	4,886,274
Japan Airlines Co. Ltd.	4,200	89,315
Japan Exchange Group Inc.	64,600	675,208
Japan Post Bank Co. Ltd.	131,900	1,658,001
Japan Post Holdings Co. Ltd.	140,700	1,435,759
Security	Shares	Value
Japan (continued)
Japan Post Insurance Co. Ltd.	11,000	$307,988
Japan Tobacco Inc.	87,700	2,788,436
JFE Holdings Inc.	38,500	478,624
Kajima Corp.	30,500	906,960
Kansai Electric Power Co. Inc. (The)	64,800	899,078
Kao Corp.	31,200	1,417,604
Kawasaki Heavy Industries Ltd.	10,800	653,283
Kawasaki Kisen Kaisha Ltd.	27,800	424,845
KDDI Corp.	224,600	3,881,832
Keyence Corp.	13,900	5,299,278
Kikkoman Corp.	40,000	343,305
Kirin Holdings Co. Ltd.	58,800	853,575
Kobe Bussan Co. Ltd.	7,600	213,756
Komatsu Ltd.	64,100	2,170,064
Konami Group Corp.	6,200	935,198
Kubota Corp.	64,700	748,065
Kyocera Corp.	91,900	1,222,242
Kyowa Kirin Co. Ltd.	25,300	436,941
Lasertec Corp.	4,200	436,045
LY Corp.	221,400	700,948
M3 Inc.	30,300	444,365
Makita Corp.	11,200	378,128
Marubeni Corp.	110,000	2,496,472
MatsukiyoCocokara & Co.	26,300	543,256
MEIJI Holdings Co. Ltd.	20,400	424,505
Minebea Mitsumi Inc.	28,000	477,155
Mitsubishi Chemical Group Corp.	106,900	607,439
Mitsubishi Corp.	230,300	5,199,452
Mitsubishi Electric Corp.	140,200	3,346,998
Mitsubishi Estate Co. Ltd.	72,600	1,546,563
Mitsubishi HC Capital Inc.	59,500	488,092
Mitsubishi Heavy Industries Ltd.	234,500	5,916,951
Mitsubishi UFJ Financial Group Inc.	818,700	12,459,840
Mitsui & Co. Ltd.	176,800	4,070,179
Mitsui Fudosan Co. Ltd.	200,500	2,119,732
Mitsui OSK Lines Ltd.	26,600	853,573
Mizuho Financial Group Inc.	174,690	5,746,930
MonotaRO Co. Ltd.	24,700	425,595
MS&AD Insurance Group Holdings Inc.	99,200	2,307,575
Murata Manufacturing Co. Ltd.	130,700	2,109,963
NEC Corp.	92,800	2,825,826
Nexon Co. Ltd.	31,800	719,608
Nidec Corp.	60,800	1,312,201
Nintendo Co. Ltd.	77,700	6,929,978
Nippon Building Fund Inc.	540	522,494
Nippon Paint Holdings Co. Ltd.	68,000	492,047
Nippon Sanso Holdings Corp.	10,000	362,478
Nippon Steel Corp.	61,147	1,287,938
Nippon Yusen KK	31,400	1,131,887
Nissan Motor Co. Ltd.(a)(b)	172,000	385,757
Nissin Foods Holdings Co. Ltd.	10,200	192,078
Nitori Holdings Co. Ltd.	3,600	332,223
Nitto Denko Corp.	50,500	1,136,685
Nomura Holdings Inc.	248,800	1,770,279
Nomura Research Institute Ltd.	27,200	1,067,716
NTT Inc.	2,257,800	2,388,018
Obayashi Corp.	36,300	588,827
Obic Co. Ltd.	25,500	901,658
Olympus Corp.	99,700	1,155,627
Oracle Corp./Japan	1,100	113,853
Oriental Land Co. Ltd./Japan	71,000	1,690,392
ORIX Corp.	84,700	2,187,631
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Osaka Gas Co. Ltd.	28,300	$805,392
Otsuka Corp.	19,800	406,641
Otsuka Holdings Co. Ltd.	31,500	1,652,883
Pan Pacific International Holdings Corp.	29,400	1,060,439
Panasonic Holdings Corp.	168,700	1,707,628
Rakuten Group Inc.(a)	109,100	671,560
Recruit Holdings Co. Ltd.	95,200	5,447,656
Renesas Electronics Corp.	128,000	1,494,099
Resona Holdings Inc.	163,900	1,643,824
Ryohin Keikaku Co. Ltd.	36,200	778,571
Sanrio Co. Ltd.	11,700	605,372
SBI Holdings Inc.	24,500	1,151,151
SCREEN Holdings Co. Ltd.	4,200	317,483
SCSK Corp.	4,600	146,529
Secom Co. Ltd.	27,500	1,015,313
Sekisui Chemical Co. Ltd.	28,400	538,984
Sekisui House Ltd.	35,400	796,651
Seven & i Holdings Co. Ltd.	163,200	2,112,310
SG Holdings Co. Ltd.	26,700	287,471
Shimadzu Corp.	19,300	472,597
Shimano Inc.	4,100	454,661
Shin-Etsu Chemical Co. Ltd.	128,565	3,915,756
Shionogi & Co. Ltd.	58,300	1,008,457
Shiseido Co. Ltd.	29,100	472,271
SMC Corp.	3,500	1,071,206
SoftBank Corp.	2,122,200	3,282,791
SoftBank Group Corp.	66,500	7,141,040
Sompo Holdings Inc.	64,600	2,064,580
Sony Group Corp.	434,800	11,883,578
Subaru Corp.	39,800	780,731
Sumitomo Corp.	78,000	2,184,421
Sumitomo Electric Industries Ltd.	56,800	1,590,909
Sumitomo Metal Mining Co. Ltd.	20,800	562,846
Sumitomo Mitsui Financial Group Inc.	266,100	7,247,385
Sumitomo Mitsui Trust Group Inc.	46,000	1,309,113
Sumitomo Realty & Development Co. Ltd.	26,400	1,084,504
Suntory Beverage & Food Ltd.	6,900	213,600
Suzuki Motor Corp.	114,400	1,513,828
Sysmex Corp.	32,900	413,156
T&D Holdings Inc.	33,100	856,953
Taisei Corp.	9,400	636,378
Takeda Pharmaceutical Co. Ltd.	113,026	3,402,394
TDK Corp.	143,500	1,853,052
Terumo Corp.	100,200	1,796,671
TIS Inc.	21,700	722,449
Toho Co. Ltd./Tokyo	6,100	387,214
Tokio Marine Holdings Inc.	131,100	5,622,609
Tokyo Electron Ltd.	32,400	4,412,429
Tokyo Gas Co. Ltd.	28,300	1,081,200
Tokyo Metro Co. Ltd.(a)(b)	22,000	255,391
Tokyu Corp.	32,000	403,899
Toppan Holdings Inc.	25,000	644,533
Toray Industries Inc.	110,000	734,846
Toyota Industries Corp.	10,100	1,112,539
Toyota Motor Corp.	674,200	13,054,145
Toyota Tsusho Corp.	40,400	1,075,262
Trend Micro Inc./Japan	8,400	445,191
Unicharm Corp.	91,200	608,602
West Japan Railway Co.	35,800	800,146
Yakult Honsha Co. Ltd.	21,700	354,493
Yamaha Motor Co. Ltd.	69,800	505,852
Yokogawa Electric Corp.	16,300	475,805
Security	Shares	Value
Japan (continued)
Zensho Holdings Co. Ltd.	4,400	$277,576
ZOZO Inc.	26,800	249,031
		303,767,908
Netherlands — 1.1%
ABN AMRO Bank NV, CVA(c)	41,740	1,203,934
Adyen NV(a)(c)	1,806	3,032,581
Aegon Ltd.	101,652	798,814
AerCap Holdings NV	13,691	1,690,839
Akzo Nobel NV	12,575	869,243
ASM International NV	3,292	1,580,719
ASML Holding NV	28,201	20,941,851
ASR Nederland NV	10,948	759,547
BE Semiconductor Industries NV	5,254	707,701
Coca-Cola Europacific Partners PLC	16,449	1,461,658
CVC Capital Partners PLC(c)	14,450	291,683
DSM-Firmenich AG	13,273	1,298,708
EXOR NV	7,468	748,411
Heineken Holding NV	9,223	654,901
Heineken NV	19,595	1,589,349
IMCD NV	3,867	434,247
ING Groep NV	216,279	5,163,655
InPost SA(a)	14,242	207,011
JDE Peet's NV	12,746	466,776
Koninklijke Ahold Delhaize NV	66,542	2,666,524
Koninklijke KPN NV	276,876	1,321,295
Koninklijke Philips NV	56,101	1,549,454
NN Group NV	17,637	1,213,992
Prosus NV	96,451	5,966,406
Randstad NV	8,544	404,169
Universal Music Group NV	78,535	2,220,128
Wolters Kluwer NV	16,823	2,119,254
		61,362,850
New Zealand — 0.0%
Auckland International Airport Ltd.	103,476	460,895
Contact Energy Ltd.	56,071	298,722
Fisher & Paykel Healthcare Corp. Ltd.	40,769	880,291
Infratil Ltd.(b)	61,768	413,626
Meridian Energy Ltd.	89,032	299,750
		2,353,284
Norway — 0.1%
Aker BP ASA	21,242	537,379
DNB Bank ASA	61,962	1,632,585
Equinor ASA	61,315	1,513,182
Gjensidige Forsikring ASA	13,804	383,476
Kongsberg Gruppen ASA	30,103	899,064
Mowi ASA	34,124	702,079
Norsk Hydro ASA	99,732	646,441
Orkla ASA	51,148	571,892
Salmar ASA(b)	4,794	245,505
Telenor ASA	47,237	788,079
Yara International ASA	11,229	408,777
		8,328,459
Portugal — 0.0%
Banco Comercial Portugues SA, Class R	595,015	504,027
EDP Renovaveis SA	19,668	231,001
EDP SA	215,840	955,937
Galp Energia SGPS SA	34,129	663,391
Jeronimo Martins SGPS SA	19,299	477,406
		2,831,762
Singapore — 0.5%
CapitaLand Ascendas REIT	289,616	613,897
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Singapore (continued)
CapitaLand Integrated Commercial Trust(b)	457,127	$812,254
CapitaLand Investment Ltd./Singapore	184,500	396,558
DBS Group Holdings Ltd.	152,300	5,994,967
Genting Singapore Ltd.(b)	411,200	230,666
Grab Holdings Ltd., Class A(a)	163,157	814,153
Keppel Ltd.	95,300	649,471
Oversea-Chinese Banking Corp. Ltd.	240,500	3,135,992
Sea Ltd., ADR(a)(b)	27,336	5,099,258
Sembcorp Industries Ltd.	61,400	290,309
Singapore Airlines Ltd.(b)	123,300	632,195
Singapore Exchange Ltd.	56,570	730,302
Singapore Technologies Engineering Ltd.(b)	151,800	908,461
Singapore Telecommunications Ltd.	562,900	1,891,782
United Overseas Bank Ltd.	87,500	2,396,332
Wilmar International Ltd.	127,500	293,026
Yangzijiang Shipbuilding Holdings Ltd.	174,100	394,478
		25,284,101
Spain — 0.9%
Acciona SA	1,779	352,618
ACS Actividades de Construccion y Servicios SA	16,053	1,213,393
Aena SME SA(c)	49,674	1,439,777
Amadeus IT Group SA	31,797	2,667,074
Banco Bilbao Vizcaya Argentaria SA	411,593	7,490,581
Banco de Sabadell SA	381,438	1,448,784
Banco Santander SA	1,065,478	10,175,356
Bankinter SA	48,197	719,300
CaixaBank SA	295,694	2,952,511
Cellnex Telecom SA(c)	37,701	1,342,046
Endesa SA	21,547	656,412
Ferrovial SE	37,018	2,024,669
Grifols SA	16,708	236,474
Iberdrola SA	453,299	8,545,094
Industria de Diseno Textil SA	78,166	3,866,038
International Consolidated Airlines Group SA, Class DI	89,008	460,181
Redeia Corp. SA	5,764	112,054
Repsol SA	83,544	1,369,796
Telefonica SA	281,208	1,507,644
		48,579,802
Sweden — 0.9%
AddTech AB, Class B	18,405	645,420
Alfa Laval AB	21,103	960,731
Assa Abloy AB, Class B	70,533	2,492,264
Atlas Copco AB, Class A	194,465	3,104,627
Atlas Copco AB, Class B	112,110	1,594,227
Beijer Ref AB, Class B	31,770	540,431
Boliden AB(a)	18,030	621,457
Epiroc AB, Class A	44,224	924,181
Epiroc AB, Class B	26,541	493,963
EQT AB	26,420	950,331
Essity AB, Class B	41,744	1,128,624
Evolution AB(c)	10,245	887,560
Fastighets AB Balder, Class B(a)	43,468	309,463
H & M Hennes & Mauritz AB, Class B	51,437	755,905
Hexagon AB, Class B	143,712	1,601,487
Holmen AB, Class B	5,292	206,045
Industrivarden AB, Class A	7,894	314,180
Industrivarden AB, Class C	10,947	435,749
Indutrade AB	17,948	446,718
Investment AB Latour, Class B	10,273	260,866
Investor AB, Class B	124,417	3,832,907
Security	Shares	Value
Sweden (continued)
L E Lundbergforetagen AB, Class B	5,210	$263,709
Lifco AB, Class B	15,907	565,294
Nibe Industrier AB, Class B	97,180	399,258
Nordea Bank Abp	218,396	3,332,782
Saab AB, Class B	22,034	1,245,153
Sagax AB, Class B	17,249	374,039
Sandvik AB	75,135	1,900,180
Securitas AB, Class B	33,713	515,915
Skandinaviska Enskilda Banken AB, Class A	108,394	2,004,478
Skanska AB, Class B	23,154	575,009
SKF AB, Class B	25,963	666,639
Spotify Technology SA(a)(b)	10,936	7,457,040
Svenska Cellulosa AB SCA, Class B	40,097	545,516
Svenska Handelsbanken AB, Class A	96,525	1,242,072
Swedbank AB, Class A	60,489	1,702,334
Swedish Orphan Biovitrum AB(a)	13,287	403,600
Tele2 AB, Class B	34,376	605,434
Telefonaktiebolaget LM Ericsson, Class B	215,390	1,705,201
Telia Co. AB	182,139	679,963
Trelleborg AB, Class B	15,143	585,995
Volvo AB, Class B	114,731	3,530,043
		52,806,790
Switzerland — 2.3%
ABB Ltd., Registered	112,810	7,570,803
Alcon AG	34,268	2,730,918
Amrize Ltd.(a)	36,970	1,928,548
Avolta AG, Registered	7,343	421,742
Baloise Holding AG, Registered	3,616	937,791
Banque Cantonale Vaudoise, Registered	2,069	240,505
Barry Callebaut AG, Registered	278	376,475
Belimo Holding AG, Registered	704	775,202
BKW AG	2,066	430,082
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	58	884,528
Chocoladefabriken Lindt & Spruengli AG, Registered	7	1,048,326
Cie Financiere Richemont SA, Class A, Registered	38,705	6,776,574
EMS-Chemie Holding AG, Registered	552	423,605
Galderma Group AG	9,366	1,640,329
Geberit AG, Registered	2,406	1,764,242
Givaudan SA, Registered	661	2,783,851
Helvetia Holding AG, Registered	2,669	686,934
Holcim AG	36,900	3,092,907
Julius Baer Group Ltd.	14,728	1,063,447
Kuehne + Nagel International AG, Registered	3,566	726,978
Logitech International SA, Registered	11,391	1,176,208
Lonza Group AG, Registered	5,257	3,730,833
Nestle SA, Registered	184,425	17,396,910
Novartis AG, Registered	135,708	17,176,842
Partners Group Holding AG	1,620	2,224,761
Roche Holding AG, Bearer	2,371	814,286
Roche Holding AG, NVS	50,146	16,351,516
Sandoz Group AG	29,174	1,830,654
Schindler Holding AG, Participation Certificates, NVS	3,233	1,201,713
Schindler Holding AG, Registered	1,520	543,614
SGS SA	10,898	1,111,707
SIG Group AG	21,357	338,307
Sika AG, Registered	10,850	2,517,812
Sonova Holding AG, Registered	3,731	1,086,794
Straumann Holding AG	7,848	919,623
Swatch Group AG (The), Bearer(b)	2,339	422,927
Swiss Life Holding AG, Registered	2,005	2,166,717
Swiss Prime Site AG, Registered	6,068	843,956
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Switzerland (continued)
Swiss Re AG	21,175	$3,837,843
Swisscom AG, Registered	1,613	1,166,159
UBS Group AG, Registered	227,228	9,204,874
VAT Group AG(c)	2,115	691,674
Zurich Insurance Group AG	10,375	7,581,586
		130,641,103
United Kingdom — 3.6%
3i Group PLC	69,203	3,759,711
Admiral Group PLC	17,869	875,640
Anglo American PLC, NVS	79,183	2,438,434
Antofagasta PLC	26,086	756,920
Ashtead Group PLC	29,594	2,180,428
Associated British Foods PLC	23,532	687,691
AstraZeneca PLC	110,916	17,681,599
Auto Trader Group PLC(c)	63,422	688,724
Aviva PLC	211,709	1,864,299
BAE Systems PLC	211,939	5,023,134
Barclays PLC	1,045,790	5,095,764
Barratt Redrow PLC	96,342	468,373
BP PLC	1,091,790	6,386,555
British American Tobacco PLC	149,214	8,473,504
BT Group PLC	469,606	1,374,907
Bunzl PLC	22,284	753,128
Centrica PLC	387,254	842,087
Coca-Cola HBC AG, Class DI	17,927	906,824
Compass Group PLC	118,879	4,040,424
DCC PLC	6,502	413,494
Diageo PLC	157,042	4,355,375
Entain PLC	40,147	476,813
Experian PLC	66,683	3,456,547
Fresnillo PLC	15,824	383,353
Glencore PLC	722,204	2,853,100
GSK PLC	289,036	5,711,376
Haleon PLC	641,268	3,155,833
Halma PLC	25,127	1,117,077
Hikma Pharmaceuticals PLC	11,427	276,053
HSBC Holdings PLC	1,248,546	15,983,110
Imperial Brands PLC	60,678	2,562,595
Informa PLC	99,396	1,170,834
InterContinental Hotels Group PLC	12,201	1,481,088
Intertek Group PLC	10,709	679,241
J Sainsbury PLC	115,509	467,407
JD Sports Fashion PLC	170,484	221,294
Kingfisher PLC	138,998	484,145
Land Securities Group PLC	46,564	348,985
Legal & General Group PLC	423,195	1,416,387
Lloyds Banking Group PLC	4,433,404	4,755,856
London Stock Exchange Group PLC	33,590	4,162,910
M&G PLC	171,799	615,391
Marks & Spencer Group PLC	141,082	658,919
Melrose Industries PLC	91,751	728,595
Mondi PLC	29,275	412,113
National Grid PLC	347,339	4,878,751
NatWest Group PLC	579,744	4,001,473
Next PLC	8,835	1,427,715
Pearson PLC	49,821	724,487
Phoenix Group Holdings PLC	46,284	426,310
Prudential PLC	187,511	2,500,981
Reckitt Benckiser Group PLC	48,949	3,659,789
RELX PLC	130,979	6,117,979
Rentokil Initial PLC	168,421	832,722
Rio Tinto PLC	81,940	5,122,218
Security	Shares	Value
United Kingdom (continued)
Rolls-Royce Holdings PLC	603,834	$8,707,489
Sage Group PLC (The)	72,938	1,069,938
Schroders PLC	48,670	250,040
Segro PLC	91,784	778,888
Severn Trent PLC	20,734	724,276
Shell PLC	427,080	15,724,805
Smith & Nephew PLC	58,119	1,090,113
Smiths Group PLC	26,211	834,571
Spirax Group PLC	4,800	473,232
SSE PLC	77,758	1,817,074
Standard Chartered PLC	141,435	2,650,149
Tesco PLC	469,924	2,686,107
Unilever PLC	178,464	11,258,409
United Utilities Group PLC	45,033	699,635
Vodafone Group PLC	1,562,601	1,871,094
Whitbread PLC	13,341	567,971
Wise PLC, Class A(a)	41,854	596,250
WPP PLC	65,785	348,833
		204,487,336
United States — 72.0%
3M Co.	39,082	6,078,423
Abbott Laboratories	124,120	16,465,759
AbbVie Inc.	126,242	26,561,317
Accenture PLC, Class A	44,866	11,663,814
Adobe Inc.(a)	30,954	11,041,292
Advanced Micro Devices Inc.(a)(b)	116,502	18,946,720
AECOM	9,069	1,132,627
Affirm Holdings Inc.(a)	19,164	1,695,247
Aflac Inc.	37,616	4,019,646
Agilent Technologies Inc.	20,326	2,554,165
Air Products and Chemicals Inc.	15,701	4,617,821
Airbnb Inc., Class A(a)	31,209	4,073,711
Akamai Technologies Inc.(a)	11,357	898,679
Albertsons Companies Inc., Class A	26,844	522,384
Alexandria Real Estate Equities Inc.	11,987	988,208
Align Technology Inc.(a)	5,046	716,330
Allegion PLC	6,029	1,023,724
Alliant Energy Corp.	17,825	1,159,873
Allstate Corp. (The)	18,798	3,824,453
Alnylam Pharmaceuticals Inc.(a)	9,147	4,084,227
Alphabet Inc., Class A	416,712	88,722,152
Alphabet Inc., Class C, NVS	351,675	75,093,163
Altria Group Inc.	120,283	8,084,220
Amazon.com Inc.(a)	683,168	156,445,472
Amcor PLC	162,967	1,406,405
Ameren Corp.	19,391	1,934,834
American Electric Power Co. Inc.	37,769	4,193,114
American Express Co.	39,956	13,236,624
American Financial Group Inc./OH	5,559	755,246
American Homes 4 Rent, Class A	22,441	803,837
American International Group Inc.	41,732	3,393,646
American Tower Corp.	33,382	6,804,921
American Water Works Co. Inc.	13,237	1,899,642
Ameriprise Financial Inc.	6,711	3,454,890
AMETEK Inc.	16,375	3,026,100
Amgen Inc.	38,444	11,060,723
Amphenol Corp., Class A	86,084	9,371,104
Analog Devices Inc.	35,624	8,952,667
Annaly Capital Management Inc.	38,430	814,332
Aon PLC, Class A	14,684	5,389,028
Apollo Global Management Inc.	28,175	3,838,280
Apple Inc.	1,069,093	248,179,249
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Applied Materials Inc.	58,073	$9,335,815
AppLovin Corp., Class A(a)	16,552	7,921,622
Aptiv PLC(a)	15,585	1,239,475
Arch Capital Group Ltd.	25,465	2,330,811
Archer-Daniels-Midland Co.	34,037	2,132,078
Ares Management Corp., Class A	14,577	2,612,198
Arista Networks Inc.(a)	75,939	10,369,470
Arthur J Gallagher & Co.	18,265	5,529,729
AT&T Inc.	510,657	14,957,144
Atlassian Corp., Class A(a)	11,862	2,108,826
Atmos Energy Corp.	11,070	1,839,059
Autodesk Inc.(a)	15,298	4,814,281
Automatic Data Processing Inc.	28,974	8,809,545
AutoZone Inc.(a)	1,237	5,193,582
AvalonBay Communities Inc.	10,135	1,984,940
Avery Dennison Corp.	5,619	964,501
Axon Enterprise Inc.(a)	5,193	3,880,677
Baker Hughes Co., Class A	70,201	3,187,125
Ball Corp.	18,864	993,001
Bank of America Corp.	515,541	26,158,550
Bank of New York Mellon Corp. (The)	52,127	5,504,611
Baxter International Inc.	37,921	936,270
Becton Dickinson & Co.	20,238	3,905,529
Bentley Systems Inc., Class B	11,686	650,326
Berkshire Hathaway Inc., Class B(a)	97,004	48,791,072
Best Buy Co. Inc.	14,461	1,064,908
Biogen Inc.(a)	10,536	1,393,070
BioMarin Pharmaceutical Inc.(a)	13,050	760,424
Blackrock Inc.(d)	10,533	11,872,166
Blackstone Inc.	52,070	8,924,798
Block Inc.(a)	39,536	3,148,647
Boeing Co. (The)(a)	53,698	12,601,847
Booking Holdings Inc.	2,352	13,168,966
Booz Allen Hamilton Holding Corp., Class A	9,813	1,066,869
Boston Scientific Corp.(a)	105,905	11,172,978
Bristol-Myers Squibb Co.	144,904	6,836,571
Broadcom Inc.	319,506	95,017,889
Broadridge Financial Solutions Inc.	8,000	2,044,960
Brown & Brown Inc.	21,005	2,036,435
Brown-Forman Corp., Class B, NVS	13,242	396,465
Builders FirstSource Inc.(a)	8,322	1,154,095
Bunge Global SA	10,011	843,126
Burlington Stores Inc.(a)	4,596	1,335,965
BXP Inc.	10,314	747,868
Cadence Design Systems Inc.(a)	19,626	6,877,539
Camden Property Trust	8,067	903,343
Capital One Financial Corp.	45,646	10,371,684
Cardinal Health Inc.	17,630	2,622,991
Carlisle Companies Inc.	3,187	1,229,831
Carlyle Group Inc. (The)	16,668	1,076,086
Carnival Corp.(a)(b)	73,010	2,328,289
Carrier Global Corp.	58,072	3,786,294
Carvana Co., Class A(a)(b)	8,625	3,207,810
Caterpillar Inc.	33,665	14,106,982
Cboe Global Markets Inc.	7,631	1,800,534
CBRE Group Inc., Class A(a)	21,898	3,550,104
CDW Corp.	9,274	1,527,984
Cencora Inc.	13,163	3,838,462
Centene Corp.(a)	37,489	1,088,681
CenterPoint Energy Inc.	45,865	1,729,569
CF Industries Holdings Inc.	12,996	1,125,843
CH Robinson Worldwide Inc.	7,689	989,574
Security	Shares	Value
United States (continued)
Charles Schwab Corp. (The)	122,640	$11,753,818
Charter Communications Inc., Class A(a)	6,692	1,777,261
Cheniere Energy Inc.	15,973	3,862,591
Chevron Corp.	139,929	22,472,597
Chipotle Mexican Grill Inc., Class A(a)	95,806	4,037,265
Chubb Ltd.	27,141	7,465,675
Church & Dwight Co. Inc.	16,684	1,554,281
Cigna Group (The)	19,688	5,923,529
Cincinnati Financial Corp.	10,649	1,635,686
Cintas Corp.	26,001	5,460,990
Cisco Systems Inc.	284,287	19,641,389
Citigroup Inc.	131,770	12,725,029
Citizens Financial Group Inc.	31,040	1,622,771
Clorox Co. (The)	9,178	1,084,840
Cloudflare Inc., Class A(a)(b)	21,687	4,526,294
CME Group Inc.	25,780	6,870,628
CMS Energy Corp.	20,178	1,444,139
Coca-Cola Co. (The)	292,782	20,199,030
Cognizant Technology Solutions Corp., Class A	35,378	2,556,061
Coinbase Global Inc., Class A(a)	14,284	4,350,049
Colgate-Palmolive Co.	54,971	4,621,412
Comcast Corp., Class A	266,579	9,055,689
ConocoPhillips	91,969	9,102,172
Consolidated Edison Inc.	24,889	2,444,846
Constellation Brands Inc., Class A	11,253	1,822,311
Constellation Energy Corp.	22,533	6,939,713
Cooper Companies Inc. (The)(a)(b)	13,520	911,180
Copart Inc.(a)	65,608	3,202,326
Corning Inc.	57,819	3,875,608
Corpay Inc.(a)	5,089	1,657,335
Corteva Inc.	49,231	3,652,448
CoStar Group Inc.(a)	30,204	2,702,956
Costco Wholesale Corp.	31,687	29,890,981
Coterra Energy Inc.	51,576	1,260,517
CRH PLC	48,462	5,473,783
Crowdstrike Holdings Inc., Class A(a)	17,698	7,498,643
Crown Castle Inc.	30,503	3,024,067
Crown Holdings Inc.	9,124	906,743
CSX Corp.	136,874	4,449,774
Cummins Inc.	9,680	3,856,899
CVS Health Corp.	87,156	6,375,461
Danaher Corp.	46,361	9,542,021
Darden Restaurants Inc.	7,980	1,651,381
Datadog Inc., Class A(a)(b)	20,616	2,817,795
DaVita Inc.(a)	3,587	494,145
Deckers Outdoor Corp.(a)	10,917	1,306,001
Deere & Co.	18,425	8,818,942
Dell Technologies Inc., Class C	22,257	2,718,693
Delta Air Lines Inc.	11,774	727,398
Devon Energy Corp.	43,613	1,574,429
Dexcom Inc.(a)	27,362	2,061,453
Diamondback Energy Inc.	13,459	2,002,161
Dick's Sporting Goods Inc.	4,289	912,699
Digital Realty Trust Inc.	23,731	3,978,265
DocuSign Inc., Class A(a)	14,729	1,129,125
Dollar General Corp.	15,900	1,729,284
Dollar Tree Inc.(a)	15,257	1,665,607
Dominion Energy Inc.	61,087	3,659,111
Domino's Pizza Inc.	2,460	1,127,418
DoorDash Inc., Class A(a)	25,616	6,282,324
Dover Corp.	9,898	1,770,356
Dow Inc.	48,443	1,193,151
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
DR Horton Inc.	19,789	$3,353,840
DraftKings Inc., Class A (a)(b)	31,988	1,534,784
DTE Energy Co.	14,303	1,954,505
Duke Energy Corp.	56,033	6,863,482
DuPont de Nemours Inc.	29,608	2,277,447
Dynatrace Inc.(a)	21,493	1,087,546
Eaton Corp. PLC	28,186	9,840,860
eBay Inc.	32,998	2,989,949
Ecolab Inc.	18,298	5,069,278
Edison International	27,747	1,557,439
Edwards Lifesciences Corp.(a)	41,723	3,393,749
Electronic Arts Inc.	17,761	3,054,004
Elevance Health Inc.	16,347	5,208,972
Eli Lilly & Co.	57,552	42,161,444
EMCOR Group Inc.	3,253	2,016,860
Emerson Electric Co.	40,607	5,360,124
Entegris Inc.	11,077	927,588
Entergy Corp.	31,445	2,769,990
EOG Resources Inc.	40,198	5,017,514
EQT Corp.	39,794	2,062,921
Equifax Inc.	8,734	2,151,184
Equinix Inc.	6,990	5,495,468
Equitable Holdings Inc.	18,626	992,021
Equity LifeStyle Properties Inc.	12,436	749,766
Equity Residential	24,378	1,611,873
Erie Indemnity Co., Class A, NVS	1,812	642,137
Essential Utilities Inc.	19,943	787,948
Essex Property Trust Inc.	4,338	1,172,171
Estee Lauder Companies Inc. (The), Class A	16,699	1,531,799
Everest Group Ltd.	2,893	989,059
Evergy Inc.	16,204	1,154,697
Eversource Energy	25,583	1,639,103
Exelon Corp.	72,430	3,163,742
Expand Energy Corp.	14,496	1,402,923
Expedia Group Inc.	8,873	1,905,920
Expeditors International of Washington Inc.	10,340	1,246,384
Extra Space Storage Inc.	15,161	2,176,816
Exxon Mobil Corp.	308,649	35,275,494
F5 Inc.(a)(b)	4,135	1,294,834
FactSet Research Systems Inc.	2,775	1,035,963
Fair Isaac Corp.(a)	1,803	2,743,517
Fastenal Co.	81,642	4,054,342
FedEx Corp.	16,277	3,761,126
Ferguson Enterprises Inc.	14,227	3,288,571
Fidelity National Financial Inc.	18,561	1,111,247
Fidelity National Information Services Inc.	38,618	2,695,923
Fifth Third Bancorp	46,788	2,141,487
First Citizens BancShares Inc./NC, Class A	691	1,370,882
First Solar Inc.(a)	7,407	1,445,772
FirstEnergy Corp.	40,290	1,757,450
Fiserv Inc.(a)	39,827	5,503,295
Flutter Entertainment PLC, Class DI(a)	12,867	3,952,356
Ford Motor Co.	276,573	3,255,264
Fortinet Inc.(a)	47,123	3,711,879
Fortive Corp.	25,169	1,204,588
Fox Corp., Class A, NVS	16,161	964,812
Fox Corp., Class B	11,357	619,524
Freeport-McMoRan Inc.	101,605	4,511,262
Gaming and Leisure Properties Inc.	19,547	938,451
Garmin Ltd.	11,530	2,788,185
Gartner Inc.(a)	5,600	1,406,664
GE HealthCare Technologies Inc., NVS(a)	32,462	2,393,423
Security	Shares	Value
United States (continued)
GE Vernova Inc.	19,693	$12,071,218
Gen Digital Inc.	41,337	1,248,377
General Dynamics Corp.	16,691	5,417,398
General Electric Co.	76,889	21,159,853
General Mills Inc.	40,747	2,010,050
General Motors Co.	69,039	4,044,995
Genuine Parts Co.	9,757	1,359,443
Gilead Sciences Inc.	89,041	10,058,962
Global Payments Inc.	18,453	1,638,995
GoDaddy Inc., Class A(a)	9,685	1,436,382
Goldman Sachs Group Inc. (The)	21,942	16,352,276
Graco Inc.	11,619	992,146
Halliburton Co.	63,904	1,452,538
Hartford Insurance Group Inc. (The)	20,526	2,715,795
HCA Healthcare Inc.	12,915	5,217,143
Healthpeak Properties Inc.	49,048	879,921
HEICO Corp.	3,037	947,605
HEICO Corp., Class A	5,115	1,253,226
Hershey Co. (The)	10,317	1,895,749
Hewlett Packard Enterprise Co.	89,241	2,014,169
Hilton Worldwide Holdings Inc.	17,390	4,800,683
Hologic Inc.(a)	17,391	1,167,284
Home Depot Inc. (The)	71,013	28,885,958
Honeywell International Inc.	46,353	10,174,484
Hormel Foods Corp.	21,045	535,385
Howmet Aerospace Inc.	27,514	4,790,187
HP Inc.	69,450	1,982,103
Hubbell Inc., Class B	3,882	1,673,103
HubSpot Inc.(a)	3,443	1,663,554
Humana Inc.	8,538	2,592,649
Huntington Bancshares Inc./Ohio	100,927	1,797,510
Hyatt Hotels Corp., Class A	3,361	484,925
IDEX Corp.	5,239	861,816
IDEXX Laboratories Inc.(a)	5,855	3,788,712
Illinois Tool Works Inc.	20,923	5,537,272
Illumina Inc.(a)	10,723	1,071,871
Incyte Corp.(a)	13,331	1,127,936
Ingersoll Rand Inc.	28,969	2,301,008
Insulet Corp.(a)	5,017	1,705,178
Intel Corp.	313,279	7,628,344
Interactive Brokers Group Inc., Class A	30,963	1,927,137
Intercontinental Exchange Inc.	41,286	7,291,108
International Business Machines Corp.	66,171	16,111,977
International Flavors & Fragrances Inc.	18,544	1,251,905
International Paper Co.	35,483	1,762,795
Intuit Inc.	20,066	13,384,022
Intuitive Surgical Inc.(a)	25,558	12,096,474
Invitation Homes Inc.	43,935	1,374,726
IQVIA Holdings Inc.(a)(b)	12,937	2,468,509
Iron Mountain Inc.	20,987	1,937,730
J.M. Smucker Co. (The)	7,423	820,316
Jabil Inc.	7,682	1,573,504
Jack Henry & Associates Inc.	5,229	853,687
Jacobs Solutions Inc.	9,015	1,318,263
JB Hunt Transport Services Inc.	5,749	833,548
Johnson & Johnson	172,184	30,505,839
Johnson Controls International PLC	46,839	5,006,621
JPMorgan Chase & Co.	198,925	59,959,974
Kellanova	20,040	1,593,180
Kenvue Inc.	138,427	2,866,823
Keurig Dr Pepper Inc.	91,687	2,667,175
KeyCorp	65,971	1,277,199
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Keysight Technologies Inc.(a)	12,366	$2,020,975
Kimberly-Clark Corp.	23,515	3,036,727
Kimco Realty Corp.	48,947	1,100,818
Kinder Morgan Inc.	141,937	3,829,460
KKR & Co. Inc.	44,081	6,148,859
KLA Corp.	9,482	8,268,304
Kraft Heinz Co. (The)	64,088	1,792,541
Kroger Co. (The)	44,959	3,050,019
L3Harris Technologies Inc.	13,331	3,700,952
Labcorp Holdings Inc.	5,814	1,616,234
Lam Research Corp.	92,506	9,264,476
Las Vegas Sands Corp.	27,313	1,574,048
Leidos Holdings Inc.	9,439	1,707,704
Lennar Corp., Class A	16,928	2,253,794
Lennox International Inc.	2,216	1,236,218
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	14,917	1,490,208
Linde PLC	33,761	16,147,549
Live Nation Entertainment Inc.(a)	11,280	1,878,007
Lockheed Martin Corp.	15,089	6,875,001
Loews Corp.	12,659	1,225,391
Lowe's Companies Inc.	39,841	10,281,368
LPL Financial Holdings Inc.	5,653	2,060,405
Lululemon Athletica Inc.(a)(b)	7,876	1,592,527
LyondellBasell Industries NV, Class A	17,691	996,888
M&T Bank Corp.	12,073	2,434,641
Marathon Petroleum Corp.	21,990	3,951,823
Markel Group Inc.(a)	922	1,806,253
Marriott International Inc./MD, Class A	16,874	4,519,870
Marsh & McLennan Companies Inc.	34,887	7,180,093
Martin Marietta Materials Inc.	4,168	2,569,155
Marvell Technology Inc.	61,502	3,866,323
Masco Corp.	17,116	1,256,143
Mastercard Inc., Class A	61,286	36,482,943
McCormick & Co. Inc./MD, NVS	18,410	1,295,512
McDonald's Corp.	51,046	16,004,963
McKesson Corp.	9,138	6,274,516
Medtronic PLC	91,636	8,504,737
MercadoLibre Inc.(a)	3,233	7,994,918
Merck & Co. Inc.	179,651	15,112,242
Meta Platforms Inc., Class A	155,409	114,800,628
MetLife Inc.	42,099	3,425,175
Mettler-Toledo International Inc.(a)(b)	1,540	2,003,602
Microchip Technology Inc.	38,556	2,506,140
Micron Technology Inc.	79,880	9,506,519
Microsoft Corp.	505,150	255,954,454
Mid-America Apartment Communities Inc.	7,936	1,157,228
Molina Healthcare Inc.(a)	3,982	720,065
Molson Coors Beverage Co., Class B	13,510	682,120
Mondelez International Inc., Class A	95,273	5,853,573
MongoDB Inc., Class A(a)	5,819	1,836,535
Monolithic Power Systems Inc.	3,478	2,906,773
Monster Beverage Corp.(a)	53,268	3,324,456
Moody's Corp.	11,526	5,875,494
Morgan Stanley	86,360	12,995,453
Motorola Solutions Inc.	11,891	5,618,022
MSCI Inc., Class A	5,456	3,097,480
Nasdaq Inc.	30,463	2,886,065
Natera Inc.(a)	8,921	1,500,958
NetApp Inc.	15,536	1,752,305
Netflix Inc.(a)	30,610	36,984,533
Neurocrine Biosciences Inc.(a)	6,782	946,767
Security	Shares	Value
United States (continued)
Newmont Corp.	81,891	$6,092,690
News Corp., Class A, NVS	28,144	827,715
NextEra Energy Inc.	147,812	10,649,855
Nike Inc., Class B	84,279	6,520,666
NiSource Inc.	32,754	1,384,512
Nordson Corp.	3,979	895,633
Norfolk Southern Corp.	16,059	4,496,199
Northern Trust Corp.	15,125	1,985,610
Northrop Grumman Corp.	10,057	5,934,032
NRG Energy Inc.	14,703	2,140,169
Nucor Corp.	17,034	2,533,467
Nutanix Inc., Class A(a)	17,151	1,152,719
Nvidia Corp.	1,745,270	303,991,129
NVR Inc.(a)	199	1,615,412
NXP Semiconductors NV	18,390	4,318,892
O'Reilly Automotive Inc.(a)	62,181	6,446,926
Occidental Petroleum Corp.	49,994	2,380,214
Okta Inc.(a)	11,526	1,069,267
Old Dominion Freight Line Inc.	13,849	2,090,784
Omnicom Group Inc.	14,569	1,141,190
ON Semiconductor Corp.(a)(b)	31,038	1,539,174
ONEOK Inc.	43,811	3,346,284
Oracle Corp.	120,140	27,167,258
Otis Worldwide Corp.	27,927	2,412,334
Owens Corning	5,935	891,259
PACCAR Inc.	37,574	3,756,649
Packaging Corp. of America	6,501	1,416,958
Palantir Technologies Inc., Class A(a)	162,073	25,398,460
Palo Alto Networks Inc.(a)	47,260	9,003,975
Parker-Hannifin Corp.	9,109	6,916,919
Paychex Inc.	23,052	3,214,717
Paycom Software Inc.	3,558	808,200
PayPal Holdings Inc.(a)	68,541	4,810,893
Pentair PLC	11,087	1,192,185
PepsiCo Inc.	98,008	14,568,889
Pfizer Inc.	405,383	10,037,283
PG&E Corp.	155,906	2,382,244
Philip Morris International Inc.	111,070	18,563,129
Phillips 66	29,970	4,003,393
Pinterest Inc., Class A(a)	42,317	1,550,072
PNC Financial Services Group Inc. (The)	27,998	5,807,905
Pool Corp.	2,752	855,074
PPG Industries Inc.	16,137	1,794,919
PPL Corp.	53,009	1,933,238
Principal Financial Group Inc.	17,494	1,408,442
Procter & Gamble Co. (The)	167,385	26,286,140
Progressive Corp. (The)	41,606	10,279,178
Prologis Inc.	66,072	7,517,672
Prudential Financial Inc.	25,247	2,768,586
PTC Inc.(a)	8,556	1,826,706
Public Service Enterprise Group Inc.	35,362	2,911,353
Public Storage	11,086	3,265,825
PulteGroup Inc.	15,735	2,077,335
Pure Storage Inc., Class A(a)	21,903	1,699,892
Qualcomm Inc.	78,748	12,657,166
Quanta Services Inc.	10,461	3,953,840
Quest Diagnostics Inc.	8,308	1,509,065
Raymond James Financial Inc.	14,270	2,417,909
Realty Income Corp.	62,377	3,665,273
Reddit Inc., Class A(a)(b)	7,436	1,673,695
Regency Centers Corp.	12,997	942,283
Regeneron Pharmaceuticals Inc.	7,610	4,419,127
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Regions Financial Corp.	65,374	$1,790,594
Reliance Inc.	4,009	1,185,301
Republic Services Inc., Class A	15,635	3,658,121
ResMed Inc.	10,435	2,864,512
Revvity Inc.(b)	8,709	784,768
Rivian Automotive Inc., Class A(a)(b)	55,696	755,795
Robinhood Markets Inc., Class A(a)	52,229	5,433,383
ROBLOX Corp., Class A(a)	38,252	4,765,817
Rocket Lab Corp.(a)(b)	30,880	1,500,768
Rockwell Automation Inc.	8,194	2,814,065
Rollins Inc.	20,217	1,143,069
Roper Technologies Inc.	7,555	3,976,272
Ross Stores Inc.	23,970	3,527,425
Royal Caribbean Cruises Ltd.	18,097	6,573,192
Royalty Pharma PLC, Class A	28,897	1,039,714
RPM International Inc.	8,887	1,113,630
RTX Corp.	95,529	15,150,899
S&P Global Inc.	22,551	12,367,870
Salesforce Inc.	68,583	17,574,394
Samsara Inc., Class A(a)(b)	18,659	674,336
SBA Communications Corp., Class A	7,831	1,604,180
Schlumberger NV	107,386	3,956,100
Seagate Technology Holdings PLC	15,099	2,527,573
Sempra	46,591	3,846,553
ServiceNow Inc.(a)	14,762	13,543,545
Sherwin-Williams Co. (The)	17,021	6,226,792
Simon Property Group Inc.	23,113	4,175,595
Smurfit WestRock PLC	35,153	1,664,846
Snap Inc., Class A, NVS(a)(b)	73,834	527,175
Snap-on Inc.	3,737	1,215,422
Snowflake Inc.(a)	22,669	5,410,184
SoFi Technologies Inc.(a)(b)	79,121	2,020,750
Solventum Corp.(a)	9,686	707,950
Southern Co. (The)	78,884	7,280,993
SS&C Technologies Holdings Inc.	16,349	1,449,502
Starbucks Corp.	81,024	7,145,507
State Street Corp.	22,495	2,586,250
Steel Dynamics Inc.	10,994	1,439,334
STERIS PLC	7,335	1,797,515
Strategy Inc., Class A(a)(b)	18,686	6,248,785
Stryker Corp.	24,571	9,617,335
Sun Communities Inc.	9,115	1,156,420
Super Micro Computer Inc.(a)(b)	37,208	1,545,620
Synchrony Financial	29,348	2,240,426
Synopsys Inc.(a)	13,155	7,939,306
Sysco Corp.	34,749	2,796,252
T-Mobile U.S. Inc.	36,573	9,216,030
T Rowe Price Group Inc.	14,663	1,578,032
Take-Two Interactive Software Inc.(a)	12,514	2,919,141
Tapestry Inc.	14,866	1,513,656
Targa Resources Corp.	15,049	2,524,620
Target Corp.	32,104	3,081,342
TE Connectivity PLC	21,474	4,434,381
Teledyne Technologies Inc.(a)	3,358	1,807,175
Teradyne Inc.	11,117	1,314,474
Tesla Inc.(a)	207,065	69,132,792
Texas Instruments Inc.	65,017	13,164,642
Texas Pacific Land Corp.	1,368	1,277,001
Textron Inc.	13,429	1,076,469
Thermo Fisher Scientific Inc.	27,061	13,333,496
TJX Companies Inc. (The)	80,194	10,955,302
Toast Inc., Class A(a)	31,907	1,439,006
Security	Shares	Value
United States (continued)
Tractor Supply Co.	38,269	$2,363,493
Trade Desk Inc. (The), Class A(a)	30,892	1,688,557
Tradeweb Markets Inc., Class A	8,540	1,053,494
Trane Technologies PLC	15,989	6,645,028
TransDigm Group Inc.	3,936	5,505,992
TransUnion(b)	13,185	1,165,554
Travelers Companies Inc. (The)	16,275	4,418,825
Trimble Inc.(a)(b)	17,343	1,401,661
Truist Financial Corp.	92,812	4,345,458
Twilio Inc., Class A(a)	11,537	1,218,423
Tyler Technologies Inc.(a)	3,062	1,723,539
Tyson Foods Inc., Class A	20,180	1,145,820
U.S. Bancorp	110,532	5,397,278
Uber Technologies Inc.(a)	142,200	13,331,250
UDR Inc.	21,146	836,747
U-Haul Holding Co., NVS	6,159	321,746
Ulta Beauty Inc.(a)	3,422	1,686,122
Union Pacific Corp.	42,795	9,567,678
United Airlines Holdings Inc.(a)	5,929	622,545
United Parcel Service Inc., Class B	52,502	4,590,775
United Rentals Inc.	4,666	4,462,282
United Therapeutics Corp.(a)	3,097	943,842
UnitedHealth Group Inc.	65,266	20,223,975
Universal Health Services Inc., Class B	4,182	759,368
Valero Energy Corp.	23,083	3,508,847
Veeva Systems Inc., Class A(a)	10,723	2,886,632
Ventas Inc.	31,326	2,132,674
Veralto Corp.	17,377	1,845,264
VeriSign Inc.	6,806	1,860,556
Verisk Analytics Inc., Class A	9,880	2,649,026
Verizon Communications Inc.	299,715	13,256,394
Vertex Pharmaceuticals Inc.(a)	18,427	7,205,326
Vertiv Holdings Co., Class A	25,790	3,289,515
VICI Properties Inc., Class A	74,231	2,507,523
Visa Inc., Class A	123,113	43,308,691
Vistra Corp.	24,187	4,574,004
Vulcan Materials Co.	9,421	2,743,018
W R Berkley Corp.	22,032	1,579,474
Walmart Inc.	315,416	30,589,044
Walt Disney Co. (The)	129,075	15,279,899
Warner Bros Discovery Inc.(a)	162,998	1,897,297
Waste Connections Inc.	18,561	3,430,258
Waste Management Inc.	28,543	6,461,850
Waters Corp.(a)	4,096	1,236,173
Watsco Inc.	2,485	999,914
WEC Energy Group Inc.	22,781	2,426,404
Wells Fargo & Co.	232,791	19,130,764
Welltower Inc.	46,288	7,789,345
West Pharmaceutical Services Inc.	5,307	1,310,564
Western Digital Corp.	24,780	1,990,825
Westinghouse Air Brake Technologies Corp.	12,171	2,355,089
Weyerhaeuser Co.	50,994	1,319,215
Williams Companies Inc. (The)	87,376	5,057,323
Williams-Sonoma Inc.	8,542	1,607,519
Willis Towers Watson PLC	6,982	2,281,648
Workday Inc., Class A(a)	15,327	3,537,778
WP Carey Inc.	14,911	1,000,528
WW Grainger Inc.	3,259	3,302,997
Xcel Energy Inc.	40,765	2,950,978
Xylem Inc./New York	17,417	2,465,551
Yum! Brands Inc.	19,759	2,903,980
Zebra Technologies Corp., Class A(a)	3,665	1,162,135
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Zillow Group Inc., Class C, NVS(a)(b)	11,965	$1,008,769
Zimmer Biomet Holdings Inc.	14,979	1,589,272
Zoetis Inc.	32,264	5,046,090
Zoom Video Communications Inc., Class A(a)	18,403	1,498,372
Zscaler Inc.(a)	7,089	1,964,007
		4,033,385,139
Total Common Stocks — 99.6% (Cost: $4,049,293,060)		5,584,810,207
Preferred Stocks
Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,924	375,712
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)(c)	7,709	408,905
Henkel AG & Co. KGaA, Preference Shares, NVS	11,883	1,003,047
Porsche Automobil Holding SE, Preference Shares, NVS	10,245	436,522
Sartorius AG, Preference Shares, NVS	1,808	419,997
Volkswagen AG, Preference Shares, NVS	14,051	1,637,328
		4,281,511
Total Preferred Stocks — 0.1% (Cost: $5,453,548)		4,281,511
Rights
Italy — 0.0%
Telecom Italia SpA, (Expires 09/22/25, Strike Price EUR 0.29)	685,936	8
Total Rights — 0.0% (Cost: $—)		8
Warrants
Canada — 0.0%
Constellation Software Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50)(a)(e)	989	—
Total Warrants — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.7% (Cost: $4,054,746,608)		5,589,091,726
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(f)(g)	43,112,283	$43,133,839
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(f)	2,540,000	2,540,000
Total Short-Term Securities — 0.8% (Cost: $45,671,941)		45,673,839
Total Investments — 100.5% (Cost: $4,100,418,549)		5,634,765,565
Liabilities in Excess of Other Assets — (0.5)%		(30,328,660)
Net Assets — 100.0%		$5,604,436,905

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$16,102,539	$27,031,620 (a)	$—	$12,499	$(12,819)	$43,133,839	43,112,283	$60,794 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,440,000	100,000 (a)	—	—	—	2,540,000	2,540,000	266,859	—
BlackRock Inc.	7,201,855	2,738,315	(134,699)	71,066	1,995,629	11,872,166	10,533	184,499	—
				$83,565	$1,982,810	$57,546,005		$512,152	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	4	09/11/25	$826	$21,718
Euro STOXX 50 Index	22	09/19/25	1,380	(13,022)
FTSE 100 Index	8	09/19/25	997	19,380
S&P 500 E-Mini Index	31	09/19/25	10,033	240,849
				$268,925
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$281,947	$—	$—	$—	$281,947
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,022	$—	$—	$—	$13,022

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,326,971	$—	$—	$—	$1,326,971
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$42,282	$—	$—	$—	$42,282
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$13,331,115
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,244,816,262	$1,339,993,945	$—	$5,584,810,207
Preferred Stocks	—	4,281,511	—	4,281,511
Rights	—	8	—	8
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	45,673,839	—	—	45,673,839
	$4,290,490,101	$1,344,275,464	$—	$5,634,765,565
Derivative Financial Instruments(a)
Assets
Equity Contracts	$240,849	$41,098	$—	$281,947
Liabilities
Equity Contracts	(13,022)	—	—	(13,022)
	$227,827	$41,098	$—	$268,925

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
16

Statement of Assets and Liabilities
August 31, 2025

iShares MSCI World ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$5,577,219,560
Investments, at value—affiliated(c)	57,546,005
Cash	34,631
Cash pledged for futures contracts	734,000
Foreign currency collateral pledged for futures contracts	207,963
Foreign currency, at value(d)	5,242,421
Receivables:
Securities lending income—affiliated	6,082
Dividends—unaffiliated	6,610,297
Dividends—affiliated	18,773
Tax reclaims	1,224,315
Total assets	5,648,844,047
LIABILITIES
Collateral on securities loaned, at value	43,136,148
Payables:
Investment advisory fees	1,125,143
Professional fees	54,092
Variation margin on futures contracts	91,759
Total liabilities	44,407,142
Commitments and contingent liabilities
NET ASSETS	$5,604,436,905
NET ASSETS CONSIST OF
Paid-in capital	$4,184,943,261
Accumulated earnings	1,419,493,644
NET ASSETS	$5,604,436,905
NET ASSET VALUE
Shares outstanding	31,900,000
Net asset value	$175.69
Shares authorized	500 million
Par value	$0.001
(a) Investments, at cost—unaffiliated	$4,046,466,676
(b) Securities loaned, at value	$41,538,137
(c) Investments, at cost—affiliated	$53,951,873
(d) Foreign currency, at cost	$5,203,220
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Statement of Operations
Year Ended August 31, 2025

iShares MSCI World ETF
INVESTMENT INCOME
Dividends—unaffiliated	$80,659,142
Dividends—affiliated	451,358
Interest—unaffiliated	39,456
Securities lending income—affiliated—net	60,794
Other income—unaffiliated	32,550
Foreign taxes withheld	(3,583,714)
Foreign withholding tax claims	1,083,570
Total investment income	78,743,156
EXPENSES
Investment advisory	10,765,860
Professional	93,993
Total expenses	10,859,853
Net investment income	67,883,303
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(29,938,410)
Investments—affiliated	12,499
Foreign currency transactions	239,411
Futures contracts	1,326,971
In-kind redemptions—unaffiliated(a)	33,756,133
In-kind redemptions—affiliated(a)	71,066
5,467,670
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	620,445,481
Investments—affiliated	1,982,810
Foreign currency translations	45,891
Futures contracts	42,282
622,516,464
Net realized and unrealized gain	627,984,134
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$695,867,437
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statement of Operations
18

Statements of Changes in Net Assets

	iShares MSCI World ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$67,883,303	$50,855,180
Net realized gain (loss)	5,467,670	(16,352,758)
Net change in unrealized appreciation (depreciation)	622,516,464	680,335,093
Net increase in net assets resulting from operations	695,867,437	714,837,515
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(67,716,994)	(52,687,627)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,262,704,741	339,125,750
NET ASSETS
Total increase in net assets	1,890,855,184	1,001,275,638
Beginning of year	3,713,581,721	2,712,306,083
End of year	$5,604,436,905	$3,713,581,721

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$154.09	$125.57	$110.19	$131.92	$103.07
Net investment income(a)	2.43 (b)	2.22	2.16	2.19 (b)	1.84
Net realized and unrealized gain (loss)(c)	21.53	28.58	15.22	(21.88)	28.80
Net increase (decrease) from investment operations	23.96	30.80	17.38	(19.69)	30.64
Distributions from net investment income(d)	(2.36)	(2.28)	(2.00)	(2.04)	(1.79)
Net asset value, end of year	$175.69	$154.09	$125.57	$110.19	$131.92
Total Return(e)
Based on net asset value	15.68%(b)	24.75%	15.90%	(15.07)%(b)	29.94%
Ratios to Average Net Assets(f)
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	1.51%(b)	1.62%	1.87%	1.78%(b)	1.58%
Supplemental Data
Net assets, end of year (000)	$5,604,437	$3,713,582	$2,712,306	$2,126,700	$1,569,839
Portfolio turnover rate(g)	2%	2%	3%	5%	5%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2025 and
August 31, 2022, respectively:
• Net investment income per share by $0.04 and $0.00.
• Total return by 0.02% and 0.01%.
• Ratio of net investment income to average net assets by 0.02% and 0.00%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
20

Notes to Financial Statements
1. ORGANIZATION
iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
MSCI World	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
21
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Company (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI World
Barclays Bank PLC	$957,709	$(957,709)	$—	$—
Barclays Capital, Inc.	624,373	(624,373)	—	—
BNP Paribas SA	1,535,532	(1,535,532)	—	—
BofA Securities, Inc.	7,012,095	(7,012,095)	—	—
Citadel Clearing LLC	4,691	(4,691)	—	—
Citigroup Global Markets, Inc.	9,773,406	(9,773,406)	—	—
Goldman Sachs & Co. LLC	6,646,100	(6,646,100)	—	—
J.P. Morgan Securities LLC	1,628,764	(1,628,764)	—	—
Jefferies LLC	498,364	(498,364)	—	—
Morgan Stanley	4,398,931	(4,398,931)	—	—
SG Americas Securities LLC	792,752	(792,752)	—	—
State Street Bank & Trust Co.	931,799	(931,799)	—	—
Toronto-Dominion Bank	2,574,252	(2,574,252)	—	—
UBS AG	70,143	(70,143)	—	—
Wells Fargo Bank N.A.	2,442,368	(2,442,368)	—	—
Wells Fargo Securities LLC	1,646,858	(1,646,858)	—	—
	$41,538,137	$(41,538,137)	$—	$—
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of the Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.24%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Notes to Financial Statements
24

Notes to Financial Statements  (continued)
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 84% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended August 31, 2025, the Fund paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI World	$23,165
Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI World	$26,134,153	$27,295,560	$(12,189,599)
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI World	$159,704,879	$89,210,260
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI World	$1,254,546,271	$64,436,701
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions was reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI World	$33,667,054	$ (33,667,054)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI World
Ordinary income	$67,716,994	$52,687,627
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI World	$19,824,464	$(118,888,002)	$1,518,557,182	$1,419,493,644

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and undistributed capital gains from underlying REIT investments.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI World	$4,116,366,063	$1,678,735,293	$(160,314,073)	$1,518,421,220
9. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
10. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI World
Shares sold	8,200,000	$1,327,456,768	2,500,000	$339,125,750
Shares redeemed	(400,000)	(64,752,027)	—	—
	7,800,000	$1,262,704,741	2,500,000	$339,125,750
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
11. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of February 28, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
12. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements
28

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
iShares, Inc. and Shareholders of iShares MSCI World ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares MSCI World ETF (One of the funds constituting iShares, Inc., referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
29
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI World	$76,154,398
The following amount, or maximum amount allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Business Income
MSCI World	$1,688,868
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI World	50.77%
Important Tax Information
30

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Fund, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Director for services to the Fund from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
31
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract
iShares MSCI World ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company's Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
Board Review and Approval of Investment Advisory Contract
32

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
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2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
34

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
35
2025 iShares Annual Financial Statements and Additional Information

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This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares, Inc.

Date: October 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares, Inc.

Date: October 22, 2025

By:	/s/ Trent Walker
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares, Inc.

Date: October 22, 2025